UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30

Registrant is making a filing for 13 of its series:

Allspring Alternative Risk Premia Fund, Allspring California Limited-Term Tax-Free Fund, Allspring California Tax-Free Fund, Allspring High Yield Municipal Bond Fund, Allspring Intermediate Tax/AMT-Free Fund, Allspring Minnesota Tax-Free Fund, Allspring Municipal Bond Fund, Allspring Municipal Sustainability Fund, Allspring Pennsylvania Tax-Free Fund, Allspring Short-Term Municipal Bond Fund, Allspring Strategic Municipal Bond Fund, Allspring Ultra Short-Term Municipal Income Fund and Allspring Wisconsin Tax-Free Fund

Date of reporting period:    June 30, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
June 30, 2022
Allspring California
Limited-Term Tax-Free Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring California Limited-Term Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring California Limited-Term Tax-Free Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring California Limited-Term Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring California Limited-Term Tax-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Kim Nakahara, Adrian Van Poppel
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SFCIX)	11-18-1992	-7.32	-0.20	0.82	-5.42	0.20	1.02	0.85	0.80
Class C (SFCCX)	8-30-2002	-7.13	-0.55	0.42	-6.13	-0.55	0.42	1.60	1.55
Administrator Class (SCTIX)	9-6-1996	–	–	–	-5.24	0.40	1.24	0.79	0.60
Institutional Class (SFCNX)[3]	10-31-2014	–	–	–	-5.15	0.50	1.30	0.52	0.50
Bloomberg Municipal Bond 1-5 Year Blend Index[4]	–	–	–	–	-3.62	1.06	1.23	–	–
Bloomberg California Municipal 1-5 Year Blend Index[5]	–	–	–	–	-3.59	0.85	1.15	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.80% for Class A, 1.55% for Class C, 0.60% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The Bloomberg Municipal Bond 1–5 Year Blend Index is the 1–5 Year component of the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg California Municipal 1-5 Year Blend Index is the 1-5 Year component of the Bloomberg California Municipal Bond Index. You cannot invest directly in an index.

6  |  Allspring California Limited-Term Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond 1-5 Year Blend Index and Bloomberg California Municipal 1-5 Year Blend Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to California municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Allspring California Limited-Term Tax-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed both of its benchmarks, the Bloomberg Municipal Bond 1–5 Year Blend Index and the Bloomberg California Municipal 1–5 Year Blend Index, during the 12-month period that ended June 30, 2022.
■	The primary detractors from performance were the Fund’s longer yield-curve exposure and credit profile, followed by duration.
■	The portfolio benefited from strong security selection and sector allocations. The Fund was overweight the strongest-performing sectors (housing and education) and neutral to underweight the worst-performing sectors (industrial development revenue/pollution control revenue and electric).
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75%, as the U.S.Federal Reserve (Fed) attempts to curb record-high inflation while avoiding recession.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed-income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg

8  |  Allspring California Limited-Term Tax-Free Fund

Performance highlights (unaudited)
Municipal Bond Index* fell nearly 9% and has suffered 25 consecutive weeks of fund outflows totaling $76 billion.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors will return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
Municipals were reluctant to follow Treasury yields higher in the second half of 2021. Treasury yields in the 2- to 3-year segment moved up over 50 bps in anticipation of Fed tightening, while municipal yields increased only about 8 bps to 9 bps. A strong technical environment that included record inflows for the calendar year of more than $100 billion continued to support municipals and pushed ratios tighter. The strong demand and tailwind from massive stimulus allowed lower-quality investment-grade bonds to outperform higher-quality bonds during 2021.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
As we began the second half of the period and moved into 2022, the Treasury sell-off continued and finally broke the positive fund flow cycle that municipals had benefited from. Municipal rates moved sharply higher and broader market returns for the first half of 2022 were the worst in 40 years. The outflows were felt across mutual funds, exchange-traded funds, and separately managed accounts, with the selling pressure moving credit spreads wider and longer maturities underperforming.
Duration, yield-curve positioning, and credit-quality allocation detracted from relative performance while sector and selection effect contributed.
The portfolio duration ended the period shorter than the index but was longer for most of the period. This benefited the portfolio during the first half of the period, but the sell-off and larger rate increases in the second half more than offset the early benefit. We continue to have an out-of-benchmark allocation in the 7- to 10-year maturity range. This position has been a strong contributor to income but was a detractor from relative performance as longer maturities underperformed shorter maturities. As a result of the flatter yield curve, more recent purchases further down the curve have offered attractive yields and have allowed the duration to drift shorter.
For the Bloomberg California Municipal 1–5 Year Blend Index, BBB was the best performer and AAA was the worst. We continue to be overweight A and BBB credits, using our strong research capabilities to identify relative-value opportunities.
Sector allocation contributed to performance during the period. Housing and special tax sectors are our largest overweights and were among the strongest performers. Our largest underweights are to state general obligations and water/sewer, and both lagged the broader index average.
The outlook remains favorable for active bond management, in our view.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

*	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Allspring California Limited-Term Tax-Free Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 948.21	$3.86	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$ 944.67	$7.47	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$ 949.21	$2.90	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 948.72	$2.42	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2022

	Principal	Value
Closed end municipal bond fund obligations: 0.20%
California: 0.20%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (10 shares) 1.41% 144Aø	$ 1,000,000	$ 1,000,000
Total Closed end municipal bond fund obligations (Cost $1,000,000)		1,000,000

	Interest rate	Maturity date
Municipal obligations: 95.07%
California: 89.58%
Airport revenue: 7.93%
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00%	12-31-2023	1,100,000	1,140,140
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	6-30-2024	1,115,000	1,158,028
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	12-31-2024	750,000	784,762
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	6-30-2027	450,000	478,173
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	6-30-2028	390,000	413,574
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	12-31-2029	3,815,000	4,007,682
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2024	5,000,000	5,243,934
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2025	6,000,000	6,409,435
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2026	2,500,000	2,715,670
Los Angeles CA Department of Airports AMT Subordinate Bond Series C	5.00	5-15-2024	4,315,000	4,517,457
Palm Springs CA Airport Passenger Facility Charge Revenue Palm Springs International Airport (BAM Insured)	5.00	6-1-2027	1,205,000	1,272,923
Port of Oakland Revenue Refunding Bond Series 11	5.00	11-1-2023	70,000	72,879
Port of Oakland Revenue Refunding Bond Series 11	5.00	11-1-2023	130,000	135,485
Port of Oakland Revenue Refunding Intermediate Lien Series E	5.00	11-1-2026	1,200,000	1,312,126
Sacramento CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2022	2,590,000	2,590,000
Sacramento CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2023	2,585,000	2,657,186
Sacramento CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2024	1,760,000	1,843,293
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2027	750,000	816,599
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2028	1,000,000	1,093,995
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2029	1,000,000	1,098,964
San Francisco CA City & County Refunding Bond AMT Second Series A	5.50	5-1-2028	250,000	255,364
				40,017,669
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  11

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue: 7.20%
California CDA Revenue Bond California Baptist University Series A 144A	3.00%	11-1-2022	$ 485,000	$ 484,975
California CDA Revenue Bond California Baptist University Series A	5.13	11-1-2023	290,000	295,160
California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2024	550,000	577,111
California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2026	325,000	353,320
California Infrastructure and Economic Development Bank Colburn School Series 2022 (SIFMA Municipal Swap +0.90%) ±	1.88	8-1-2072	5,000,000	4,954,101
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A	6.00	8-1-2023	305,000	312,269
California Municipal Finance Authority Charter School Revenue Palmdale Aerospace Academy Project Series A 144A	3.88	7-1-2028	1,310,000	1,260,766
California Municipal Finance Authority Revenue Bond Institute Arts	4.00	10-1-2033	250,000	245,915
California Municipal Finance Authority Revenue Bond Institute Arts	4.00	10-1-2035	350,000	341,374
California Municipal Finance Authority Revenue Refunding Bond Biola University	5.00	10-1-2027	790,000	852,412
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2022	250,000	251,927
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2023	225,000	232,484
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2024	275,000	286,701
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2025	275,000	290,306
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2026	300,000	319,787
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A	5.00	11-1-2024	600,000	635,859
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A	5.00	11-1-2025	600,000	647,206
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A	5.00	11-1-2026	625,000	684,201
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A	5.00	11-1-2027	650,000	721,436
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A	5.00	11-1-2028	700,000	784,812
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A	5.00	11-1-2029	470,000	530,481
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A	5.00	11-1-2030	500,000	568,843
California School Finance Authority Bright Star School Obligation Group 144A	5.00	6-1-2027	1,110,000	1,127,711
California School Finance Authority Charter School Revenue Aspire Public Schools Issue #5 Series 144A	2.13	8-1-2031	500,000	415,663
California School Finance Authority Charter School Revenue Classical Academies Vista Project 144A	3.00	10-1-2031	375,000	334,716
California School Finance Authority Charter School Revenue Santa Clarita Valley International School Project 144A	4.00	6-1-2031	260,000	249,579
California School Finance Authority Classical Academies Project Series A 144A	3.25	10-1-2022	670,000	671,261
The accompanying notes are an integral part of these financial statements.

12  |  Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
California School Finance Authority Coastal Academy Project Series A 144A	5.00%	10-1-2022	$ 75,000	$ 75,451
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2026	400,000	411,493
California School Finance Authority School Facility Revenue Granada Hills Charter 144A	4.00	7-1-2029	310,000	308,929
California University Revenue Systemwide Series B2	0.55	11-1-2049	6,500,000	5,687,694
Fullerton CA PFA Revenue Refunding Bond Marshall B Ketchum University	4.00	2-1-2029	360,000	374,326
Fullerton CA PFA Revenue Refunding Bond Marshall B Ketchum University	4.00	2-1-2031	415,000	422,698
Fullerton CA PFA Revenue Refunding Bond Marshall B Ketchum University	4.00	2-1-2033	325,000	326,643
University of California Series AK	5.00	5-15-2048	10,000,000	10,266,637
				36,304,247
GO revenue: 15.94%
Bassett Unified School District Refunding Bond Series B (BAM Insured)	5.00	8-1-2023	725,000	748,676
California Refunding Bond Various Purpose	5.00	11-1-2022	2,500,000	2,531,018
California Refunding Bond Various Purpose	5.00	10-1-2023	8,400,000	8,742,467
California Refunding Bond Various Purpose	5.00	8-1-2025	3,500,000	3,799,514
California Refunding Bond Various Purpose Bidding Group C (BAM Insured)	5.00	9-1-2027	8,500,000	9,407,681
California Series B	5.00	9-1-2023	10,730,000	11,141,629
California Series E (SIFMA Municipal Swap +0.43%) ±	1.41	12-1-2029	3,050,000	3,049,968
California Various Purpose	5.25	10-1-2022	2,750,000	2,777,179
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2031	300,000	294,713
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2032	350,000	336,459
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2034	300,000	281,686
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2035	250,000	230,937
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2036	350,000	317,841
Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2022	750,000	750,000
Coachella Valley Unified School District (BAM Insured)	4.00	8-1-2022	1,000,000	1,001,954
Dixon CA Unified School District (AGM Insured)	5.00	8-1-2022	1,285,000	1,288,576
El Monte CA City School District CAB BAN ¤	0.00	4-1-2023	2,000,000	1,967,843
Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2022	500,000	501,343
Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2023	805,000	833,209
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	4.00	8-1-2022	200,000	200,400
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2023	195,000	201,664
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2024	150,000	158,442
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2025	170,000	183,074
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2026	235,000	257,658
Kern Community College District CAB BAN ¤	0.00	8-1-2023	2,000,000	1,940,300
Local Public Schools Funding Bond Authority School Facilities Improvement District # 2016-1 CA 2020 Election Series B (AGM Insured)	3.00	8-1-2035	520,000	471,975
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Local Public Schools Funding Bond Authority School Facilities Improvement District #2016-1 CA 2020 Election Series B (AGM Insured)	3.00%	8-1-2033	$ 225,000	$ 212,135
Local Public Schools Funding Bond Authority School Facilities Improvement District #2016-1 CA 2020 Election Series B (AGM Insured)	3.00	8-1-2034	375,000	348,934
Long Beach CA Harbor Revenue AMT Series C	5.00	5-15-2027	500,000	536,346
Los Angeles CA Unified School District Refunding Bond Series D	5.00	7-1-2023	6,180,000	6,383,407
Los Angeles CA Unified School District Series C	4.00	7-1-2032	1,000,000	1,064,010
Newman-Crows Landing Unified School District 2022 ¤	0.00	8-1-2025	2,000,000	1,823,599
Oak Valley Hospital District Refunding Bond Los Angeles County CA RDA	5.00	7-1-2022	750,000	750,000
Oak Valley Hospital District Refunding Bond Los Angeles County CA RDA	5.00	7-1-2023	755,000	778,717
Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2022	750,000	752,048
Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2024	600,000	634,896
Oakland CA Unified School District Refunding Bond	5.00	8-1-2025	1,540,000	1,660,337
Oakland CA Unified School District Refunding Bond Measure B Series B	5.00	8-1-2026	500,000	549,021
Oakland CA Unified School District Refunding Bond Measure J Series C	5.00	8-1-2025	795,000	857,122
Palomar CA Pomerado Health CAB Electric Series A (NPFGC Insured) ¤	0.00	8-1-2025	1,000,000	904,111
Pittsburg CA Unified School District (AGM Insured)	4.00	8-1-2031	150,000	158,220
Pittsburg CA Unified School District (AGM Insured)	4.00	8-1-2032	250,000	260,245
Sacramento CA City Unified School District Election of 2012 Measure Q Series E	5.00	8-1-2029	1,500,000	1,653,911
Sacramento CA City Unified School District Election of 2012 Measure Q Series G (AGM Insured)	4.00	8-1-2030	150,000	158,239
Sacramento CA City Unified School District Election of 2012 Measure Q Series G (AGM Insured)	4.00	8-1-2031	200,000	209,993
Sacramento CA City Unified School District Election of 2012 Measure Q Series G (AGM Insured)	4.00	8-1-2032	200,000	208,488
Sacramento CA City Unified School District Election of 2012 Measure Q Series G (AGM Insured)	4.00	8-1-2033	200,000	206,726
Sacramento CA City Unified School Refunding Bond	5.00	7-1-2022	485,000	485,000
San Bernardino CA City Unified School District Refunding Bond Series A (AGM Insured)	1.25	8-1-2029	435,000	373,933
San Bernardino CA City Unified School District Refunding Bond Series A (AGM Insured)	4.00	8-1-2031	875,000	925,722
San Gorgonio Memorial Healthcare District Refunding Bond	4.00	8-1-2027	1,090,000	1,087,562
San Gorgonio Memorial Healthcare District Refunding Bond	4.00	8-1-2030	580,000	562,387
San Gorgonio Memorial Healthcare District Refunding Bond	5.00	8-1-2022	500,000	500,860
San Gorgonio Memorial Healthcare District Refunding Bond	5.00	8-1-2023	1,000,000	1,017,453
Sierra Kings Health Care District Refunding Bond	4.00	8-1-2022	425,000	425,740
Sierra Kings Health Care District Refunding Bond	4.00	8-1-2023	405,000	413,210
Sierra Kings Health Care District Refunding Bond	4.00	8-1-2024	420,000	433,278
Vacaville CA Unified School District Series C (BAM Insured)	5.00	8-1-2022	675,000	676,878
				80,428,734
Health revenue: 9.51%
California CDA Adventist Health Systems West Series A	5.00	3-1-2024	800,000	839,402
California CDA Emanate Health Series A	5.00	4-1-2028	755,000	825,947
The accompanying notes are an integral part of these financial statements.

14  |  Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
California CDA Emanate Health Series A	5.00%	4-1-2029	$ 795,000	$ 876,261
California CDA Health Facilities Catholic Series F (AGM Insured) €	1.00	7-1-2040	1,000,000	1,000,000
California CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2022	395,000	398,237
California CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2023	500,000	518,190
California CDA Huntington Memorial Hospital	5.00	7-1-2025	500,000	536,544
California CDA Huntington Memorial Hospital	5.00	7-1-2026	500,000	545,024
California CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2026	250,000	260,603
California CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2027	300,000	312,130
California CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2028	250,000	256,721
California CDA Viamonte Senior Living Project Series B	3.00	7-1-2025	935,000	935,000
California HFFA Common Spirit Health Series A	5.00	4-1-2032	1,500,000	1,643,205
California HFFA El Camino Hospital	5.00	2-1-2025	1,000,000	1,064,642
California HFFA Memorial Health Services Series A	5.00	10-1-2023	2,475,000	2,494,125
California HFFA On Lok Senior Health Services Series 2020	3.00	8-1-2022	325,000	325,245
California HFFA On Lok Senior Health Services Series 2020	3.00	8-1-2025	475,000	477,937
California HFFA On Lok Senior Health Services Series 2020	3.00	8-1-2028	400,000	395,244
California HFFA On Lok Senior Health Services Series 2020	3.00	8-1-2030	210,000	204,668
California HFFA Providence St Joseph Health Series B	2.00	10-1-2036	5,000,000	4,853,241
California HFFA Revenue Adventist Health Series A	3.00	3-1-2041	2,400,000	2,407,180
California HFFA Stanford Heath Care Series A	3.00	8-15-2054	4,700,000	4,773,090
California HFFA Sutter Health Series A	5.00	11-15-2023	2,500,000	2,603,289
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2023	735,000	749,177
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2024	500,000	523,380
California Municipal Finance Authority Open Door Community Health	4.00	9-15-2030	790,000	845,787
California Municipal Finance Authority Open Door Community Health	4.00	9-15-2033	890,000	930,271
California Municipal Finance Authority Revenue Bond Community Medical Centers Series A	5.00	2-1-2025	1,000,000	1,058,220
California Municipal Finance Authority Revenue Refunding Bond Channing House Project Series A	5.00	5-15-2023	925,000	950,469
California Municipal Finance Authority Revenue Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2029	400,000	423,168
California Municipal Finance Authority Revenue Refunding Bond Paradise Valley Estates Project Series B1	2.25	7-1-2025	2,200,000	2,199,998
California Municipal Finance Authority Revenue Refunding Bond Paradise Valley Estates Project Series B2	2.00	7-1-2024	35,000	34,879
California Municipal Finance Authority Revenue Refunding Bond Series A 144A	5.00	11-1-2029	1,170,000	1,216,533
California Municipal Finance Authority Revenue Refunding Bonds Eisenhower Medical Center Series A	5.00	7-1-2027	1,650,000	1,772,804
California Municipal Finance Authority Senior Living Revenue Bonds Series 2022-B1	2.75	11-15-2027	520,000	470,347
California Municipal Finance Authority Senior Living Revenue Bonds Series 2022-B2	2.13	11-15-2026	565,000	519,560
California PFA Revenue Bond Henry Mayo Newhall Hospital Series A	4.00	10-15-2028	360,000	364,473
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
California PFA Revenue Bond Henry Mayo Newhall Hospital Series B	4.00%	10-15-2051	$ 690,000	$ 666,227
California PFA Senior Living Revenue Refunding Bond Enso Village Project Series B2 144A	2.38	11-15-2028	1,000,000	917,989
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2022	375,000	378,488
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2023	300,000	309,384
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2024	300,000	314,525
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2025	330,000	350,864
Sierra View Local Health Care District Revenue Refunding Bond	4.00	7-1-2023	500,000	509,491
Sierra View Local Health Care District Revenue Refunding Bond	4.00	7-1-2025	580,000	597,483
Sierra View Local Health Care District Revenue Refunding Bond	5.00	7-1-2027	630,000	683,818
Sierra View Local Health Care District Revenue Refunding Bond	5.00	7-1-2029	630,000	693,582
Washington Township Health Care District Refunding Bond Series A	4.00	7-1-2033	275,000	269,610
Washington Township Health Care District Refunding Bond Series A	5.00	7-1-2023	600,000	615,267
Washington Township Health Care District Refunding Bond Series A	5.00	7-1-2029	350,000	380,777
Washington Township Health Care District Refunding Bond Series A	5.00	7-1-2030	300,000	327,720
Washington Township Health Care District Refunding Bond Series A	5.00	7-1-2031	325,000	351,065
				47,971,281
Housing revenue: 8.91%
California CDA Lancer Educational Student Housing Project Series A 144A	3.00	6-1-2029	710,000	637,555
California CDA MFHR Refunding Bonds 2021 Series A (Landesbank Hessen-Thüringen LOC) ø	1.04	3-1-2057	8,000,000	8,000,000
California CDA Student Housing Revenue Series 2021 (BAM Insured)	5.00	5-15-2026	1,605,000	1,721,759
California CDA Uptown Newport Apartments Series 2017 AA & BB (East West Bank LOC) ø	0.95	3-1-2057	10,020,000	10,020,000
California Enterprise Development Authority Student Housing Revenue Provident Group	5.00	8-1-2029	200,000	210,571
California Enterprise Development Authority Student Housing Revenue Provident Group	5.00	8-1-2030	325,000	341,726
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	5,024,967	4,967,436
California HFA Municipal Certificates Series 2021-1 Class A	3.50	11-20-2035	2,945,748	2,748,629
California Independent Cities Finance Authority Mobile Home Park Revenue Refunding Bond Union City Tropics	4.25	5-15-2024	745,000	770,675
California Municipal Finance Authority Peppertree Senior Apartments Series A (FHLMC Insured, FHLMC LIQ)	2.80	6-1-2023	2,500,000	2,522,358
California Municipal Finance Authority Student Housing Davis I LLC West Village Student Housing Project	5.00	5-15-2024	1,200,000	1,241,981
California Municipal Finance Authority Student Housing Davis I LLC West Village Student Housing Project	5.00	5-15-2025	3,435,000	3,600,712
The accompanying notes are an integral part of these financial statements.

16  |  Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
California Municipal Finance Authority Student Housing Revenue Green Bond Orchard Park Student Housing Project (BAM Insured)	4.00%	5-15-2032	$ 700,000	$ 704,509
California Municipal Finance Authority Student Housing Revenue Green Bond Orchard Park Student Housing Project (BAM Insured)	5.00	5-15-2029	400,000	437,674
California Municipal Finance Authority Student Housing Revenue Green Bond Orchard Park Student Housing Project (BAM Insured)	5.00	5-15-2030	450,000	493,925
California Municipal Finance Authority Student Housing Revenue Green Bond Orchard Park Student Housing Project (BAM Insured)	5.00	5-15-2031	400,000	440,343
FHLMC Multifamily Certificates Series M 057 Class A	2.40	10-15-2029	5,980,000	5,688,081
Sacramento CA Housing Authority MFHR (FNMA Insured, FNMA LIQ) ø	0.85	7-15-2029	415,000	415,000
				44,962,934
Industrial development revenue: 0.63%
San Francisco CA City & County Airports Commission International Airport Revenue AMT Special Facilities Lease SFO Fuel Company Series 2019A	5.00	1-1-2025	3,000,000	3,175,273
Miscellaneous revenue: 14.07%
California CDA Community Infrastructure Program Revenue Series A	4.00	9-2-2027	390,000	389,238
California CDA Community Infrastructure Program Revenue Series A	4.00	9-2-2028	260,000	257,406
California CDA Monterey County Savers Bond Program (BAM Insured)	5.00	8-1-2027	2,185,000	2,406,010
California CDA Refunding Bond (AGM Insured)	5.00	11-15-2022	200,000	202,671
California HFA Revenue Bonds (San Francisco Supportive Housing -833 Bryant Apartments) 2020 Issue N- Social Bonds	5.00	4-1-2029	630,000	713,921
California HFA Revenue Bonds (San Francisco Supportive Housing -833 Bryant Apartments) 2020 Issue N- Social Bonds	5.00	4-1-2031	730,000	834,354
California Infrastructure and Economic Development Bank J Paul Getty Trust Series 2021-B2	3.00	10-1-2047	10,715,000	10,873,695
California Municipal Finance Authority Revenue Refunding Bond Southwestern Law School	4.00	11-1-2031	175,000	174,004
California Municipal Finance Authority Revenue Refunding Bond Southwestern Law School	5.00	11-1-2026	275,000	293,168
California Municipal Finance Authority Revenue Refunding Bond Southwestern Law School	5.00	11-1-2027	290,000	310,878
California Municipal Finance Authority Revenue Refunding Bond Southwestern Law School	5.00	11-1-2028	200,000	214,425
California Municipal Finance Authority Revenue Refunding Bond Southwestern Law School	5.00	11-1-2029	210,000	225,871
California Municipal Finance Authority Revenue Refunding Bond Southwestern Law School	5.00	11-1-2030	220,000	236,253
California Public Works Board Department of Corrections & Rehabilitation Series C	5.00	10-1-2022	1,500,000	1,513,167
California Public Works Board Department of Corrections & Rehabilitation Series D	5.00	9-1-2025	1,160,000	1,228,057
California Public Works Board Judicial Council Projects Series B	5.00	10-1-2022	500,000	504,389
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  17

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
California Public Works Board Lease Revenue Refunding Bond Various Capital Project Series C %%	5.00%	8-1-2025	$ 2,530,000	$ 2,713,858
California Refunding Bond Various Purpose	5.00	9-1-2022	2,240,000	2,253,733
Compton CA PFA Refunding Bond 144A	4.00	9-1-2022	530,000	530,337
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	2,000,000	2,000,734
Desert Sands Unified School District Certificate of Participation (BAM Insured)	5.00	3-1-2024	1,500,000	1,574,381
El Centro CA Financing Authority Lease Revenue Refunding Bond Transportation Improvements Series B	4.00	10-1-2026	140,000	147,481
El Centro CA Financing Authority Lease Revenue Refunding Bond Transportation Improvements Series B	4.00	10-1-2027	365,000	385,782
El Centro CA Financing Authority Lease Revenue Refunding Bond Transportation Improvements Series B	4.00	10-1-2028	255,000	269,826
El Centro CA Financing Authority Lease Revenue Refunding Bond Transportation Improvements Series B	4.00	10-1-2029	265,000	281,243
El Centro CA Financing Authority Lease Revenue Refunding Bond Transportation Improvements Series B	4.00	10-1-2030	275,000	291,156
El Centro CA Financing Authority Lease Revenue Refunding Bond Transportation Improvements Series B	4.00	10-1-2031	285,000	301,256
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2028	500,000	523,888
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2030	550,000	577,037
Inglewood CA Unified School District School Facilities Authority (AGM Insured)	5.25	10-15-2023	8,670,000	8,873,511
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2023	800,000	824,200
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2024	850,000	892,196
Irvine CA Limited Obligation Improvement Reassessment District	4.00	9-2-2029	1,220,000	1,247,993
Irvine CA Limited Obligation Improvement Reassessment District (BAM Insured)	4.00	9-2-2033	270,000	271,007
Lassen Municipal Utility District Certificate of Participation	4.00	5-1-2029	485,000	497,432
Lassen Municipal Utility District Certificate of Participation	4.00	5-1-2030	505,000	512,748
Lassen Municipal Utility District Certificate of Participation	4.00	5-1-2031	525,000	528,327
Lassen Municipal Utility District Certificate of Participation	4.00	5-1-2032	550,000	548,181
Lassen Municipal Utility District Certificate of Participation	4.00	5-1-2033	570,000	566,726
Lassen Municipal Utility District Certificate of Participation	4.00	5-1-2034	595,000	591,498
Lodi CA PFA Electric Refunding Bond (AGM Insured)	5.00	9-1-2024	1,100,000	1,165,254
Los Angeles CA Municipal Improvement Corporation Lease Revenue Series C	5.00	11-1-2030	2,340,000	2,727,478
Los Angeles CA Public Works Series D	5.00	12-1-2027	1,605,000	1,743,589
Los Angeles CA Unified School District Certificate of Participation Headquarters Building Projects Series B	5.00	10-1-2025	1,875,000	1,888,407
Mountain HFA California Utility System Revenue Refunding Bond Series A	5.00	12-1-2029	520,000	576,774
Mountain HFA California Utility System Revenue Refunding Bond Series A	5.00	12-1-2030	710,000	781,126
Mountain HFA California Utility System Revenue Refunding Bond Series A	5.00	12-1-2031	745,000	814,379
Sacramento CA City Financing Refunding Bond Master Lease Program Facilities (BAM Insured)	5.00	12-1-2022	800,000	811,083
Sacramento CA City Schools Joint Powers Financing Authority Series A (BAM Insured)	5.00	3-1-2023	815,000	832,244
The accompanying notes are an integral part of these financial statements.

18  |  Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00%	10-1-2025	$ 250,000	$ 270,078
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00	10-1-2027	350,000	390,834
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00	10-1-2029	380,000	433,901
Santa Barbara County CA Solid Waste System Revenue Certificate of Participation AMT Series B	5.00	12-1-2029	600,000	665,233
Santa Clara County CA Financing Capital Projects Series A	4.00	2-1-2024	6,000,000	6,006,931
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2022	165,000	165,445
Sutter Butte Flood Control Agency Assessment (BAM Insured)	5.00	10-1-2023	1,280,000	1,331,381
Sutter Butte Flood Control Agency Assessment (BAM Insured)	5.00	10-1-2024	715,000	761,258
Sutter Butte Flood Control Agency Assessment (BAM Insured)	5.00	10-1-2025	1,575,000	1,711,755
Visalia CA Certificate of Participation (AGM Insured)	5.00	12-1-2022	335,000	339,504
				70,998,692
Tax revenue: 14.88%
California Community Facilities District #2015-01	5.00	9-1-2027	395,000	412,884
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2022	600,000	605,208
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2022	2,550,000	2,556,041
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2023	1,735,000	1,796,930
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A (AGM Insured)	5.00	8-1-2024	1,770,000	1,864,086
Cathedral City CA RDA Successor Agency Tax Allocation Revenue Refunding Bond Subordinated Merged Redevelopment Project Area (BAM Insured)	4.00	8-1-2027	580,000	610,479
Cathedral City CA RDA Successor Agency Tax Allocation Revenue Refunding Bond Subordinated Merged Redevelopment Project Area (BAM Insured)	4.00	8-1-2029	500,000	526,598
Cathedral City CA RDA Successor Agency Tax Allocation Revenue Refunding Bond Subordinated Merged Redevelopment Project Area (BAM Insured)	4.00	8-1-2031	600,000	629,112
Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2022	1,830,000	1,840,493
Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2024	660,000	697,004
Commerce CA Successor Agency to the Community Development Commission Refunding Bond Series A (AGM Insured)	5.00	8-1-2023	600,000	619,594
Compton CA Community Redevelopment Agency Successor Agency Tax Allocation Refunding Series A (AGM Insured)	5.00	8-1-2025	4,095,000	4,381,040
Dinuba CA RDA Successor Agency to Merged City Project #2 (BAM Insured)	5.00	9-1-2022	250,000	251,402
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2022	2,395,000	2,401,045
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2023	1,025,000	1,060,474
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  19

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Fontana CA Special Tax Community Facilities District #90 Summit	3.00%	9-1-2025	$ 110,000	$ 107,820
Fontana CA Special Tax Community Facilities District #90 Summit	4.00	9-1-2026	110,000	111,930
Fontana CA Special Tax Community Facilities District #90 Summit	4.00	9-1-2027	125,000	127,031
Fontana CA Special Tax Community Facilities District #90 Summit	4.00	9-1-2028	255,000	257,289
Fontana CA Special Tax Community Facilities District #90 Summit	4.00	9-1-2030	140,000	138,388
Fontana CA Special Tax Community Facilities District #90 Summit	4.00	9-1-2032	300,000	292,913
Fremont CA Community Facilities District	5.00	9-1-2024	1,000,000	1,045,524
Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (BAM Insured)	5.00	10-1-2022	3,015,000	3,040,146
Hollister CA RDA Refunding Bond Hollister Community Development Project (BAM Insured)	5.00	10-1-2026	700,000	741,496
Inglewood CA Redevelopment Refunding Bond Subordinate Lien Merged Redevelopment Project (BAM Insured)	5.00	5-1-2025	1,000,000	1,068,903
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2022	365,000	365,381
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2023	375,000	387,500
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2022	615,000	618,624
Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2024	870,000	916,246
Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2029	400,000	434,849
Lincoln CA Special Tax Refunding Bond Community Facilities District #2003-1 Lincoln Crossing Project	4.00	9-1-2024	600,000	619,946
Lincoln CA Special Tax Refunding Bond Community Facilities District #2003-1 Lincoln Crossing Project	5.00	9-1-2025	550,000	590,982
Menifee CA Union School District Public Series A	4.00	9-1-2022	540,000	541,639
Oakdale CA Successor Agency to Oakdale Community RDA Series A (AGM Insured)	5.00	6-1-2027	350,000	388,571
Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2023	365,000	374,726
Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2025	325,000	343,440
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2022	1,305,000	1,308,419
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2023	780,000	805,895
Poway CA Unified School District PFA Series B (BAM Insured)	5.00	9-1-2024	1,115,000	1,183,570
Poway CA Unified School District PFA Series B (BAM Insured)	5.00	9-1-2025	775,000	839,615
Rialto CA RDA Successor Agency to Merged Project Area	5.00	9-1-2022	475,000	477,535
River Islands PFA Special Tax Communities Facilities District #2021-1	4.00	9-1-2030	200,000	193,660
River Islands PFA Special Tax Communities Facilities District #2021-1	4.00	9-1-2031	500,000	479,412
Riverside CA PFA Local Measure Certificate of Participation Riverside Pavement Rehabilitation Project (AGM Insured)	5.00	6-1-2023	845,000	870,723
Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2023	400,000	415,110
The accompanying notes are an integral part of these financial statements.

20  |  Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Roseville CA Finance Authority Special Refunding Bond Series A	5.00%	9-1-2029	$ 300,000	$ 334,336
Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00	9-1-2024	1,905,000	1,986,843
Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00	9-1-2029	1,595,000	1,695,132
Sacramento CA Transient Occupancy Tax Revenue Convention Center Complex Senior	5.00	6-1-2027	575,000	633,421
San Francisco CA City & County Community Facilities District #2016-1 Improvement Area #1 Special Tax Treasure Island	4.00	9-1-2032	350,000	338,650
San Francisco CA City & County Community Facilities District #2016-1 Improvement Area #1 Special Tax Treasure Island	4.00	9-1-2033	865,000	829,527
San Francisco CA City & County Community Facilities District #2016-1 Improvement Area #1 Special Tax Treasure Island	4.00	9-1-2034	700,000	666,630
San Francisco CA City & County Improvement Area #2 Community Facilities District Series 2022 A 144A	4.00	9-1-2032	1,150,000	1,107,227
San Francisco CA City & County RDA Successor Agency to Community Facilities District #6 Mission Bay South Series A	5.00	8-1-2025	1,600,000	1,602,411
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Series A	5.00	8-1-2022	375,000	375,969
San Marcos CA Unified School District Community Facilities District #5 (BAM Insured)	5.00	9-1-2022	250,000	251,481
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2023	1,945,000	2,001,431
Santaluz Community Facilities District #2 CA Special Tax Refunding Bond Improvement Area #1	4.00	9-1-2029	685,000	721,481
Santaluz Community Facilities District #2 CA Special Tax Refunding Bond Improvement Area #1	4.00	9-1-2030	435,000	456,686
Stockton CA RDA Refunding Bond Series A (AGM Insured)	5.00	9-1-2025	1,675,000	1,801,392
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	4.00	9-1-2027	1,150,000	1,219,160
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	4.50	9-1-2025	160,000	166,954
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2022	300,000	301,677
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2023	265,000	274,143
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2025	150,000	158,117
Successor Agency to the Riverside County CA RDA Desert Communities Project Series D	5.00	10-1-2022	445,000	448,701
Successor Agency to the Riverside County CA RDA Desert Communities Project Series D	5.00	10-1-2023	470,000	487,393
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2022	240,000	241,996
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2023	460,000	477,023
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	1.23	3-1-2036	10,000,000	10,000,000
Tracy CA Community Facilities District	4.00	9-1-2022	180,000	180,464
Tracy CA Community Facilities District	4.00	9-1-2024	135,000	137,462
Tracy CA Community Facilities District	4.00	9-1-2025	155,000	158,327
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  21

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Tracy CA Community Facilities District	5.00%	9-1-2028	$ 425,000	$ 453,541
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2029	500,000	569,167
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2030	500,000	570,319
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2031	400,000	454,307
Tustin CA Community Facilities District #6-1 Legacy Columbus Villages Series A	5.00	9-1-2025	1,000,000	1,071,997
Upland CA Successor Agency to Merged Project Tax Allocation Bond (AGM Insured)	5.00	9-1-2023	1,000,000	1,035,670
Vacaville CA RDA Tax Allocation Subordinate Refunding Bond Redevelopment Projects	5.00	9-1-2022	1,050,000	1,055,487
Val Verde CA Unified School District (BAM Insured)	5.00	10-1-2022	665,000	670,546
Yuba City CA RDA Refunding Bond (AGM Insured)	5.00	9-1-2025	750,000	806,593
				75,081,334
Tobacco revenue: 1.51%
California County Tobacco Securitization Agency (Sonoma County Securitization Corporation) Tobacco Settlement Bonds Series 2020A	5.00	6-1-2029	950,000	1,028,489
California County Tobacco Securitization Agency (Sonoma County Securitization Corporation) Tobacco Settlement Bonds Series 2020A	5.00	6-1-2030	200,000	217,170
California County Tobacco Securitization Agency (Sonoma County Securitization Corporation) Tobacco Settlement Bonds Series 2020A	5.00	6-1-2031	225,000	243,966
California County Tobacco Securitization Agency (Sonoma County Securitization Corporation) Tobacco Settlement Bonds Series 2020A	5.00	6-1-2032	250,000	269,807
California County Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2030	450,000	488,632
California County Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2031	550,000	593,996
California County Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2032	300,000	322,559
Golden State Tobacco Securitization Corporation California Tobacco Settlement Refunding Bond Series A-1	5.00	6-1-2026	3,000,000	3,315,115
Golden State Tobacco Securitization Corporation California Tobacco Settlement Refunding Bond Series A-1	5.00	6-1-2028	1,000,000	1,126,034
				7,605,768
Transportation revenue: 0.99%
Bay Area Toll Authority Toll Bridge Revenue Sanitary Francisco Bay Area Series E (SIFMA Municipal Swap +0.41%) ±	1.39	4-1-2056	1,500,000	1,449,810
Sacramento CA Regional Transit District Revenue Refunding Bond Series A	5.00	3-1-2030	400,000	462,444
Sacramento CA Regional Transit District Revenue Refunding Bond Series A	5.00	3-1-2031	410,000	478,132
Sacramento CA Regional Transit District Revenue Refunding Bond Series A	5.00	3-1-2033	1,425,000	1,643,556
San Joaquin CA Transportation Corridor Agency Toll Road Revenue Refunding Bond Senior Lien Series A	5.00	1-15-2030	865,000	930,336
				4,964,278
The accompanying notes are an integral part of these financial statements.

22  |  Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 3.79%
California CDA PCR Refunding Bond Southern CA Edison Company Series A	1.75%	9-1-2029	$ 1,500,000	$ 1,274,694
California Community Choice Financing Authority Clean Energy Project Revenue Series 2021-A	4.00	10-1-2052	3,650,000	3,721,164
California Community Choice Financing Authority Clean Energy Project Revenue Series A 1%%	4.00	2-1-2027	2,290,000	2,337,381
California Community Choice Financing Authority Clean Energy Project Revenue Series A 1%%	4.00	2-1-2028	2,810,000	2,856,133
California Community Choice Financing Authority Clean Energy Project Revenue Series B 2 (SIFMA Municipal Swap +0.45%) ±	1.43	2-1-2052	6,300,000	5,997,663
Los Angeles CA Department Water and Power Revenue Various Power System Series A2 (Royal Bank of Canada SPA) ø	0.50	7-1-2051	2,300,000	2,300,000
Vernon CA Electric System Series A	5.00	8-1-2026	600,000	641,747
				19,128,782
Water & sewer revenue: 4.22%
Florin Resource Conservation District Series A (NPFGC Insured)	5.00	9-1-2022	1,250,000	1,257,028
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2 (Sumitomo Mitsui Banking Corporation LOC) ø	0.78	7-1-2035	4,600,000	4,600,000
Lower Tule River Irrigation District California Revenue Refunding Bond Series A	5.00	8-1-2027	680,000	756,774
Lower Tule River Irrigation District California Revenue Refunding Bond Series A	5.00	8-1-2031	700,000	799,701
Middle Fork Project Finance Authority Revenue Refunding Bond	5.00	4-1-2029	3,525,000	3,867,443
San Francisco CA City & County Public Utilities Commission Series C Green Bond	2.13	10-1-2048	10,000,000	10,005,644
				21,286,590
				451,925,582
Guam: 1.04%
Airport revenue: 0.26%
Guam Port Authority AMT Series B	5.00	7-1-2023	540,000	552,672
Guam Port Authority AMT Series B	5.00	7-1-2024	750,000	780,305
				1,332,977
Miscellaneous revenue: 0.78%
Guam Education Financing Foundation Certificate of Participation Refunding Bond Series A	5.00	10-1-2023	3,840,000	3,912,808
				5,245,785
Illinois: 2.53%
Miscellaneous revenue: 2.08%
Illinois Refunding Bond	5.00	2-1-2025	10,000,000	10,498,159
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  23

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.45%
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00%	12-15-2025	$ 650,000	$ 683,088
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	1,500,000	1,607,218
				2,290,306
				12,788,465
New Jersey: 0.22%
Tax revenue: 0.22%
New Jersey COVID-19 Emergency Series A	5.00	6-1-2027	1,000,000	1,102,567
New York: 1.10%
Airport revenue: 0.08%
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F. Kennedy International Airport	5.00	12-1-2032	400,000	419,774
Industrial development revenue: 1.02%
New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2029	5,000,000	5,125,256
				5,545,030
Texas: 0.60%
Industrial development revenue: 0.60%
Houston TX Airport System AMT Revenue Refunding Bond United Airlines Incorporated Terminal E Project	5.00	7-1-2029	3,000,000	3,004,882
Total Municipal obligations (Cost $491,838,058)				479,612,311

		Yield	Shares
Short-term investments: 5.25%
Investment companies: 5.25%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.85	26,491,921	26,507,817
Total Short-term investments (Cost $26,506,766)				26,507,817
Total investments in securities (Cost $519,344,824)	100.52%			507,120,128
Other assets and liabilities, net	(0.52)			(2,647,186)
Total net assets	100.00%			$504,472,942

The accompanying notes are an integral part of these financial statements.

24  |  Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2022

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
CDA	Community Development Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GO	General obligation
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$19,381,265	$315,526,372	$(308,407,400)	$6,546	$1,034	$26,507,817	26,491,921	$19,976
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  25

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $492,838,058)	$ 480,612,311
Investments in affiliated securities, at value (cost $26,506,766)	26,507,817
Cash	95,469
Receivable for interest	5,134,447
Receivable for Fund shares sold	800,814
Receivable for investments sold	470,000
Prepaid expenses and other assets	22,176
Total assets	513,643,034
Liabilities
Payable for when-issued transactions	8,003,028
Payable for Fund shares redeemed	725,213
Dividends payable	218,652
Management fee payable	144,376
Administration fees payable	38,378
Trustees’ fees and expenses payable	2,477
Distribution fee payable	2,304
Accrued expenses and other liabilities	35,664
Total liabilities	9,170,092
Total net assets	$504,472,942
Net assets consist of
Paid-in capital	$ 529,257,328
Total distributable loss	(24,784,386)
Total net assets	$504,472,942
Computation of net asset value and offering price per share
Net assets – Class A	$ 84,928,234
Shares outstanding – Class A1	8,465,658
Net asset value per share – Class A	$10.03
Maximum offering price per share – Class A2	$10.23
Net assets – Class C	$ 3,751,127
Shares outstanding – Class C1	373,998
Net asset value per share – Class C	$10.03
Net assets – Administrator Class	$ 31,946,899
Shares outstanding – Administrator Class[1]	3,233,725
Net asset value per share – Administrator Class	$9.88
Net assets – Institutional Class	$ 383,846,682
Shares outstanding – Institutional Class[1]	38,872,816
Net asset value per share – Institutional Class	$9.87
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

26  |  Allspring California Limited-Term Tax-Free Fund

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 11,525,326
Income from affiliated securities	19,976
Total investment income	11,545,302
Expenses
Management fee	2,056,262
Administration fees
Class A	157,677
Class C	7,311
Administrator Class	31,750
Institutional Class	304,551
Shareholder servicing fees
Class A	246,093
Class C	11,344
Administrator Class	79,245
Distribution fee
Class C	34,031
Custody and accounting fees	25,549
Professional fees	66,660
Registration fees	60,627
Shareholder report expenses	31,333
Trustees’ fees and expenses	20,033
Other fees and expenses	15,600
Total expenses	3,148,066
Less: Fee waivers and/or expense reimbursements
Fund-level	(114,731)
Class A	(25,374)
Class C	(1,008)
Administrator Class	(53,921)
Net expenses	2,953,032
Net investment income	8,592,270
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(3,559,404)
Affiliated securities	6,546
Net realized losses on investments	(3,552,858)
Net change in unrealized gains (losses) on
Unaffiliated securities	(31,548,096)
Affiliated securities	1,034
Net change in unrealized gains (losses) on investments	(31,547,062)
Net realized and unrealized gains (losses) on investments	(35,099,920)
Net decrease in net assets resulting from operations	$(26,507,650)
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  27

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 8,592,270		$ 9,419,849
Net realized gains (losses) on investments		(3,552,858)		302,293
Net change in unrealized gains (losses) on investments		(31,547,062)		2,444,105
Net increase (decrease) in net assets resulting from operations		(26,507,650)		12,166,247
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,417,298)		(1,618,458)
Class C		(31,263)		(60,821)
Administrator Class		(523,074)		(574,907)
Institutional Class		(6,623,021)		(7,172,560)
Total distributions to shareholders		(8,594,656)		(9,426,746)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,227,534	13,008,495	1,821,487	19,591,892
Class C	33,146	337,374	7,218	77,788
Administrator Class	605,760	6,178,113	174,034	1,843,917
Institutional Class	27,358,468	278,656,194	16,339,501	173,081,922
		298,180,176		194,595,519
Reinvestment of distributions
Class A	123,975	1,295,806	139,511	1,501,487
Class C	2,931	30,594	5,478	58,942
Administrator Class	50,858	522,681	54,215	574,491
Institutional Class	401,807	4,129,632	398,495	4,220,626
		5,978,713		6,355,546
Payment for shares redeemed
Class A	(2,790,407)	(29,285,529)	(2,159,775)	(23,256,332)
Class C	(169,911)	(1,775,351)	(623,921)	(6,706,947)
Administrator Class	(469,763)	(4,841,204)	(651,239)	(6,902,732)
Institutional Class	(26,317,874)	(269,536,298)	(15,425,954)	(163,379,634)
		(305,438,382)		(200,245,645)
Net increase (decrease) in net assets resulting from capital share transactions		(1,279,493)		705,420
Total increase (decrease) in net assets		(36,381,799)		3,444,921
Net assets
Beginning of period		540,854,741		537,409,820
End of period		$ 504,472,942		$ 540,854,741
The accompanying notes are an integral part of these financial statements.

28  |  Allspring California Limited-Term Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.76	$10.71	$10.76	$10.61	$10.79
Net investment income	0.15 [1]	0.16	0.19	0.20	0.19
Net realized and unrealized gains (losses) on investments	(0.73)	0.05	(0.05)	0.15	(0.18)
Total from investment operations	(0.58)	0.21	0.14	0.35	0.01
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.19)	(0.20)	(0.19)
Net asset value, end of period	$10.03	$10.76	$10.71	$10.76	$10.61
Total return[2]	(5.42)%	1.99%	1.30%	3.33%	0.05%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.85%	0.85%	0.84%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.44%	1.51%	1.76%	1.87%	1.73%
Supplemental data
Portfolio turnover rate	32%	18%	27%	11%	45%
Net assets, end of period (000s omitted)	$84,928	$106,602	$108,189	$101,765	$119,657

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.76	$10.71	$10.76	$10.61	$10.79
Net investment income	0.07 [1]	0.08 [1]	0.11 [1]	0.12	0.11
Net realized and unrealized gains (losses) on investments	(0.73)	0.05	(0.05)	0.15	(0.18)
Total from investment operations	(0.66)	0.13	0.06	0.27	(0.07)
Distributions to shareholders from
Net investment income	(0.07)	(0.08)	(0.11)	(0.12)	(0.11)
Net asset value, end of period	$10.03	$10.76	$10.71	$10.76	$10.61
Total return[2]	(6.13)%	1.23%	0.54%	2.56%	(0.70)%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.59%	1.60%	1.60%	1.59%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	0.68%	0.75%	1.01%	1.12%	0.98%
Supplemental data
Portfolio turnover rate	32%	18%	27%	11%	45%
Net assets, end of period (000s omitted)	$3,751	$5,464	$11,981	$19,929	$26,868

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring California Limited-Term Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.60	$10.55	$10.60	$10.45	$10.63
Net investment income	0.17 [1]	0.18 [1]	0.21 [1]	0.22	0.20 [1]
Net realized and unrealized gains (losses) on investments	(0.72)	0.05	(0.05)	0.15	(0.18)
Total from investment operations	(0.55)	0.23	0.16	0.37	0.02
Distributions to shareholders from
Net investment income	(0.17)	(0.18)	(0.21)	(0.22)	(0.20)
Net asset value, end of period	$9.88	$10.60	$10.55	$10.60	$10.45
Total return	(5.24)%	2.21%	1.50%	3.56%	0.23%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.78%	0.79%	0.78%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.65%	1.71%	1.95%	2.07%	1.93%
Supplemental data
Portfolio turnover rate	32%	18%	27%	11%	45%
Net assets, end of period (000s omitted)	$31,947	$32,294	$36,591	$108,484	$133,581

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring California Limited-Term Tax-Free Fund  |  31

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.59	$10.54	$10.59	$10.44	$10.62
Net investment income	0.18	0.19	0.22	0.23	0.21
Net realized and unrealized gains (losses) on investments	(0.72)	0.05	(0.05)	0.15	(0.18)
Total from investment operations	(0.54)	0.24	0.17	0.38	0.03
Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.22)	(0.23)	(0.21)
Net asset value, end of period	$9.87	$10.59	$10.54	$10.59	$10.44
Total return	(5.15)%	2.31%	1.60%	3.66%	0.33%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.52%	0.52%	0.51%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.74%	1.81%	2.06%	2.17%	2.03%
Supplemental data
Portfolio turnover rate	32%	18%	27%	11%	45%
Net assets, end of period (000s omitted)	$383,847	$396,495	$380,649	$322,273	$325,973
The accompanying notes are an integral part of these financial statements.

32  |  Allspring California Limited-Term Tax-Free Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring California Limited-Term Tax-Free Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Allspring California Limited-Term Tax-Free Fund  |  33

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $519,404,926 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 2,451,889
Gross unrealized losses	(14,736,687)
Net unrealized losses	$(12,284,798)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $10,307,977 in short-term capital losses and $3,001,658 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

34  |  Allspring California Limited-Term Tax-Free Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 1,000,000	$0	$ 1,000,000
Municipal obligations	0	479,612,311	0	479,612,311
Short-term investments
Investment companies	26,507,817	0	0	26,507,817
Total assets	$26,507,817	$480,612,311	$0	$507,120,128
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Allspring California Limited-Term Tax-Free Fund  |  35

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.80%
Class C	1.55
Administrator Class	0.60
Institutional Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $46,670,000, $41,390,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $151,801,469 and $156,270,476, respectively.

36  |  Allspring California Limited-Term Tax-Free Fund

Notes to financial statements
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $8,594,656 and $9,426,746 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$1,028,699	$(12,284,798)	$(13,309,635)
8. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of California.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring California Limited-Term Tax-Free Fund  |  37

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring California Limited-Term Tax-Free Fund (formerly, Wells Fargo California Limited-Term Tax-Free Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

38  |  Allspring California Limited-Term Tax-Free Fund

Other information (unaudited)
TAX INFORMATION
For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring California Limited-Term Tax-Free Fund  |  39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

40  |  Allspring California Limited-Term Tax-Free Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring California Limited-Term Tax-Free Fund  |  41

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42  |  Allspring California Limited-Term Tax-Free Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring California Limited-Term Tax-Free Fund  |  43

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00655 08-22
A248/AR248 06-22

Annual Report
June 30, 2022
Allspring
California Tax-Free Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring California Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring California Tax-Free Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring California Tax-Free Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring California Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring California Tax-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and California individual income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Kim Nakahara, Adrian Van Poppel
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SCTAX)	10-6-1988	-13.94	-0.12	1.98	-9.90	0.81	2.46	0.81	0.75
Class C (SCTCX)	7-1-1993	-11.58	0.05	1.84	-10.58	0.05	1.84	1.56	1.50
Administrator Class (SGCAX)	12-15-1997	–	–	–	-9.77	1.00	2.66	0.75	0.55
Institutional Class (SGTIX)[3]	10-31-2014	–	–	–	-9.71	1.07	2.72	0.48	0.48
Bloomberg California Municipal Bond Index[4]	–	–	–	–	-8.58	1.43	2.58	–	–
Bloomberg Municipal Bond Index[5]	–	–	–	–	-8.57	1.51	2.38	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.55% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index. You cannot invest directly in an index.
[5]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6  |  Allspring California Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg California Municipal Bond Index and Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Allspring California Tax-Free Fund  |  7

Performance highlights (unaudited)

8  |  Allspring California Tax-Free Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its primary benchmark, the Bloomberg California Municipal Bond Index, for the 12-month period that ended June 30, 2022.
■	The primary drivers that detracted from performance were the Fund’s longer duration relative to the index, overweight to the long bond maturity segment, and credit quality, with an overweight to the weaker-performing A-rated and BBB-rated categories.
■	Overall security selection slightly detracted from performance but was a contributor in the leasing, water/sewer, and transportation sectors. An overweight to premium coupons also helped performance.
■	Sector allocation was the largest contributor, with underweights to the weaker-performing local general obligation (GO) and transportation sectors, which both lagged the index.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75%, as the U.S. Federal Reserve (Fed) attempts to curb record high inflation while avoiding recession.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the

Allspring California Tax-Free Fund  |  9

Performance highlights (unaudited)
second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors will return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
The Fed’s decision to aggressively raise rates in response to historic levels of inflation was the largest influencer of Fund performance in the past 12 months. We believe the Fed will continue its monetary tightening policy well into the second half of 2022 and beyond. While employment remains strong and inflation remains high, the Fed must remain ready to act in order to maintain price stability. Fund performance was hurt by credit spread widening over the past 12 months as lower-rated bonds have underperformed. Longer term, we remain cognizant of the potential risks of rising interest rates and a slowing economy and maintain our relative-value, buy-and-hold investment approach, which should benefit the Fund over the economic cycle.
Duration, yield-curve positioning, credit-quality allocation, and security selection detracted from relative performance. Sector allocation contributed marginally.
Duration for the portfolio was slightly longer than its primary benchmark when the period began. We extended duration over the period with purchases at the long end of the curve and ended the period with a duration about 6/10ths of a year longer than the benchmark. This was a detractor as rates rose. Similarly, yield-curve positioning was a modest detractor as we were underweight the better-performing shorter end of the yield curve and overweight the 20-year-and-longer end of the curve, which lagged the index. An overweight to premium coupon bonds with 5% or higher coupons helped performance. Long 3% and 4% coupons were among the weaker performers, especially in the second half of the period.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
For the Bloomberg California Municipal Bond Index, AA-rated and A-rated credits were the strongest performers. The portfolio was underweight AA-rated and overweight A-rated. The portfolio was also overweight the worst-performing BBB-rated segment as well as non-rated, which performed in line with the index. We continue to use our strong credit research capabilities to identify relative-value opportunities within the A-rated and lower segments.
Sector allocation contributed to performance during the period. The portfolio continues to have an overweight to revenue bonds and an underweight to GO bonds. The main subsector overweights include special tax, hospitals, housing, and education. The portfolio is underweight the local GO and water/sewer sectors. Contributors include the overweight to the special tax sector, which outperformed the index, and an underweight to the local GO sector, which lagged the index.
The outlook remains favorable for active bond management, in our view.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

10  |  Allspring California Tax-Free Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 898.16	$3.53	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$ 894.57	$7.05	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$ 898.49	$2.59	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Institutional Class
Actual	$1,000.00	$ 898.80	$2.26	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring California Tax-Free Fund  |  11

Portfolio of investments—June 30, 2022

	Principal	Value
Closed end municipal bond fund obligations: 0.47%
California: 0.47%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (50 shares) 1.41% 144Aø	$ 5,000,000	$ 5,000,000
Total Closed end municipal bond fund obligations (Cost $5,000,000)		5,000,000

	Interest rate	Maturity date
Municipal obligations: 97.10%
California: 94.90%
Airport revenue: 6.59%
California Municipal Finance Authority AMT Senior Lien Linxs Apartment Project Series A	5.00%	12-31-2043	5,730,000	5,779,527
Los Angeles CA Department of Airports AMT Subordinated Bond 2018 Series D	5.00	5-15-2048	2,520,000	2,643,449
Los Angeles CA Department of Airports AMT Subordinated Bond 2022 Series A	4.00	5-15-2049	17,045,000	16,072,576
Los Angeles CA Department of Airports AMT Subordinated Bond Series A	4.00	5-15-2044	3,500,000	3,362,264
Los Angeles CA Department of Airports AMT Subordinated Bond Series A	5.00	5-15-2047	5,000,000	5,183,191
Sacramento County CA Airport System Refunding Bond AMT Senior Series C	5.00	7-1-2037	7,300,000	7,670,864
Sacramento County CA Airport System Refunding Bond AMT Senior Series C	5.00	7-1-2038	3,000,000	3,146,862
San Diego County CA Regional Airport Authority Revenue Refunding Subordinated Bond Series A	5.00	7-1-2044	3,045,000	3,210,320
San Francisco CA City & County Airport Commission San Francisco International Airport Series 2022A	4.00	5-1-2052	1,500,000	1,377,623
San Francisco CA City & County Airport Commission San Francisco International Airport Series A	5.00	5-1-2047	7,715,000	7,944,573
San Francisco CA City & County Airport Commission San Francisco International Airport Series E	5.00	5-1-2050	8,040,000	8,347,515
San Jose CA Airport AMT Refunding Bond Series A	5.00	3-1-2047	4,000,000	4,115,316
San Jose CA Airport Refunding Bond Series B	5.00	3-1-2042	1,750,000	1,830,528
				70,684,608
Education revenue: 7.71%
California CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2032	1,135,000	1,187,755
California CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2041	2,875,000	2,977,960
California Educational Facilities Authority Loma Linda University Series A	5.00	4-1-2042	2,645,000	2,808,641
California Educational Facilities Authority Revenue Bonds Series 2022A	4.00	12-1-2050	2,735,000	2,395,596
California Educational Facilities Authority Stanford University Series V-2	5.00	4-1-2051	4,000,000	4,853,267
California Financial Authority Charter School Palmdale Aerospace Academy Project 144A	5.00	7-1-2046	1,670,000	1,620,051
California Municipal Finance Authority California Baptist University Series A 144A	5.00	11-1-2025	850,000	876,762
The accompanying notes are an integral part of these financial statements.

12  |  Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.75%	8-1-2033	$ 1,525,000	$ 1,605,163
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	1,000,000	1,056,200
California Municipal Finance Authority Charter School Palmdale Aerospace Academy Project 144A	5.00	7-1-2041	1,250,000	1,236,399
California Municipal Finance Authority Education Revenue Bond Literacy First Charter Schools	5.00	12-1-2039	1,390,000	1,434,330
California Municipal Finance Authority Education Revenue Bond Stream Charter School Project 144A	5.00	6-15-2041	925,000	857,615
California Municipal Finance Authority Education Revenue Bond Stream Charter School Project Series A 144A	5.00	6-15-2051	1,265,000	1,118,990
California Municipal Finance Authority Refunding Bond Biola University Incorporated	5.00	10-1-2035	600,000	629,379
California Municipal Finance Authority Revenue	4.00	10-1-2046	1,930,000	1,776,244
California Municipal Finance Authority Revenue	4.00	10-1-2051	1,150,000	1,040,171
California Municipal Finance Authority Revenue Refunding Bond University Pacific Series A	4.00	11-1-2042	1,600,000	1,511,257
California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2047	1,000,000	985,938
California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2054	1,000,000	973,521
California School Finance Authority Charter School Revenue Aspire Public Schools Series 2021A 144A	4.00	8-1-2051	775,000	687,576
California School Finance Authority Charter School Revenue Aspire Public Schools 144A	5.00	8-1-2050	3,540,000	3,647,219
California School Finance Authority Charter School Revenue Girls Athletic Leadership Schools 144A	4.00	6-1-2051	905,000	673,822
California School Finance Authority Charter School Revenue Lifeline Education Charter School Project 144A	5.00	7-1-2045	800,000	780,774
California School Finance Authority Classical Academies Vista Project 144A	4.00	10-1-2046	1,250,000	1,069,906
California School Finance Authority Green Dot Public Schools Projects 144A	4.00	8-1-2025	475,000	482,008
California School Finance Authority Green Dot Public Schools Projects 144A	5.00	8-1-2035	2,525,000	2,583,995
California School Finance Authority KIPP Louisiana School Projects Series A 144A	5.00	7-1-2035	1,000,000	1,024,265
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2036	945,000	961,558
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2046	2,100,000	2,119,670
California School Finance Authority Santa Clarita Valley International School Project 144A	4.00	6-1-2041	500,000	429,341
California School Finance Authority Santa Clarita Valley International School Project 144A	4.00	6-1-2051	650,000	521,358
California School Finance Authority School Facilities Revenue Granada Hills Charter 144A	4.00	7-1-2048	680,000	574,617
California University Systemwide Refunding Bond Series A	4.00	11-1-2038	8,000,000	8,024,822
California University Systemwide Refunding Bond Series A	5.00	11-1-2045	6,400,000	6,712,607
Fullerton CA PFA Refunding Bond	4.00	2-1-2051	2,500,000	2,275,899
Trustees of the California State University Systemwide Revenue Bonds Series 2017A	5.00	11-1-2047	1,000,000	1,057,399
University of California Series AI	5.00	5-15-2038	2,000,000	2,046,909
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
University of California Series K	4.00%	5-15-2046	$ 5,295,000	$ 5,178,909
University of California Series M	4.00	5-15-2047	11,155,000	10,882,035
				82,679,928
GO revenue: 23.11%
Alvord CA Unified School District Election of 2012 Series A (AGM Insured)	5.25	8-1-2037	1,620,000	1,681,583
Barstow CA Unified School District Election of 2016 Series C (AGM Insured)	5.00	8-1-2050	1,195,000	1,310,378
Bassett CA Unified School District Refunding Bond Series B (BAM Insured)	5.00	8-1-2027	1,050,000	1,132,032
Beaumont CA Unified School District Election of 2008 Series D (BAM Insured)	5.25	8-1-2044	2,000,000	2,257,241
California Various Purposes	4.00	3-1-2050	6,000,000	5,886,329
California Various Purposes	5.00	9-1-2032	5,100,000	5,271,799
California Various Purposes (BAM Insured)	5.00	9-1-2035	35,000,000	37,838,626
California Various Purposes	5.00	2-1-2038	5,000,000	5,074,840
California Various Purposes	5.00	10-1-2039	5,000,000	5,325,732
California Various Purposes	5.00	4-1-2042	3,750,000	4,231,066
California Various Purposes	5.00	8-1-2046	10,000,000	10,585,749
California Various Purposes	5.00	4-1-2049	2,500,000	2,705,719
Centinela Valley CA Union High School District Election of 2008 Series B	6.00	8-1-2036	2,500,000	2,611,593
Centinela Valley CA Union High School District Election of 2008 Series C	5.00	8-1-2035	2,000,000	2,120,929
Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2029	1,750,000	1,390,835
Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2033	1,500,000	997,634
College of the Sequoias Tulare Area Improvement District #3 California CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2024	1,000,000	948,348
Compton CA Community College CAB Election of 2002 Series C ¤	0.00	8-1-2035	3,445,000	2,026,494
Contra Costa County CA Community College District Election of 2006	5.00	8-1-2038	3,250,000	3,364,948
Delano CA Union High School Election of 2010 Series B (AGM Insured)	5.75	8-1-2035	4,510,000	4,524,578
Escondido CA Union High School CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2027	8,385,000	7,181,272
Escondido CA Union School District	4.00	8-1-2043	2,150,000	2,098,486
Garden Grove CA Unified School District Election of 2010 Series C	5.25	8-1-2037	2,000,000	2,076,028
Hayward CA Unified School District Refunding Bond	5.00	8-1-2038	6,000,000	6,362,786
Inglewood CA Unified School District Election of 2012 GO Bond Series B (BAM Insured)	5.00	8-1-2036	200,000	215,173
Inglewood CA Unified School District Election of 2012 GO Bond Series B (BAM Insured)	5.00	8-1-2038	500,000	534,676
Lancaster CA School District Election of 2012 Series D (BAM Insured)	4.00	8-1-2045	5,970,000	5,829,038
Lancaster CA School District Election of 2012 Series D (BAM Insured)	4.00	8-1-2047	4,305,000	4,198,289
Long Beach CA Unified School District CAB Election of 2008 Series B ¤	0.00	8-1-2035	2,000,000	1,167,478
Long Beach CA Unified School District Election of 2016 Series B	3.00	8-1-2041	4,650,000	3,976,191
Long Beach CA Unified School District Unrefunded Bond Election of 2008 Series A	5.50	8-1-2026	95,000	95,284
The accompanying notes are an integral part of these financial statements.

14  |  Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Los Angeles CA Community College District Refunding Bond	4.00%	8-1-2038	$10,000,000	$ 9,999,100
Lynwood CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2033	5,000	5,169
Merced CA City School District Election of 2014	5.00	8-1-2045	1,000,000	1,053,185
Merced CA Union High School District CAB Series C ¤	0.00	8-1-2032	3,380,000	2,353,973
Mount San Antonio CA Community College District CAB Election of 2008 Series A ¤	0.00	8-1-2024	1,610,000	1,529,968
Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series D (AGM Insured) ¤	0.00	8-1-2023	1,500,000	1,465,575
Oakland CA Unified School District Alameda (BAM Insured)	4.00	8-1-2046	7,000,000	6,830,517
Oakland CA Unified School District Alameda	5.00	8-1-2029	10,125,000	10,982,705
Oakland CA Unified School District Election of 2012	5.50	8-1-2023	260,000	265,965
Oakland CA Unified School District Election of 2012 Series A	5.00	8-1-2040	3,600,000	3,910,312
Oxnard CA School District Election of 2012 Series D (AGM Insured)	5.00	8-1-2034	1,695,000	1,838,469
Pajaro Valley CA Unified School District Election of 2012 Series A	5.00	8-1-2038	1,700,000	1,760,127
Paramount CA Unified School District CAB Election of 2006 ¤	0.00	8-1-2033	2,500,000	1,648,329
Pomona CA Unified School District Series A (NPFGC Insured)	6.55	8-1-2029	1,480,000	1,681,656
Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A ¤	0.00	8-1-2024	1,800,000	1,713,678
Rialto CA Unified School District CAB Election of 2010 Series A (AGM Insured) ¤	0.00	8-1-2026	3,320,000	2,943,840
Sacramento CA Unified School District Election of 2012 Series A (BAM Insured)	5.25	8-1-2033	1,000,000	1,035,948
Sacramento CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2033	2,735,000	2,909,437
San Bernardino County CA Community Election of 2008 Series D	5.00	8-1-2045	2,000,000	2,169,285
San Bernardino County CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2040	8,000,000	8,430,207
San Diego CA Community College Election of 2002	5.00	8-1-2031	4,000,000	4,141,474
San Diego CA Unified School District	4.00	7-1-2047	2,025,000	1,966,175
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2032	1,750,000	1,771,067
San Gorgonio CA Memorial Healthcare Refunding Bond	5.50	8-1-2028	2,525,000	2,595,124
San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2033	3,195,000	3,388,184
San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2034	3,315,000	3,515,439
San Jose CA Unified School District Santa Clara County	4.00	8-1-2042	4,000,000	3,935,790
San Rafael CA City High School District CAB Election of 2002 Series B (NPFGC Insured) ¤	0.00	8-1-2023	1,260,000	1,231,083
San Rafael CA City High School District Election of 2015 Series C	4.00	8-1-2043	1,500,000	1,464,060
Sanger CA Unified School District Refunding Bond (NPFGC Insured)	5.60	8-1-2023	60,000	61,323
Santa Ana CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00	8-1-2038	15,000,000	7,617,711
Santa Rosa CA High School District Prerefunded Bond	5.00	8-1-2024	750,000	752,048
Santa Rosa CA High School District Unrefunded Bond	5.00	8-1-2024	255,000	255,696
Sierra Kings CA Health Care District	5.00	8-1-2028	1,000,000	1,060,165
Sierra Kings CA Health Care District	5.00	8-1-2032	1,500,000	1,579,080
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Sierra Kings CA Health Care District	5.00%	8-1-2037	$ 1,750,000	$ 1,832,732
Simi Valley CA Unified School District	4.00	8-1-2048	3,250,000	3,167,269
Sonoma Valley CA Unified School District CAB Election of 2010 Series A ¤	0.00	8-1-2027	1,020,000	870,523
Stockton CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2038	1,025,000	1,074,387
Tulare CA Local Health Care District Refunding Bond (BAM Insured)	4.00	8-1-2039	1,850,000	1,790,194
Washington Township CA Health Care District Election of 2004 Series B	5.50	8-1-2038	1,500,000	1,565,824
West Contra Costa CA Unified School District Election of 2005 Series B	6.00	8-1-2027	1,080,000	1,260,755
Wiseburn CA School District CAB (AGC Insured) ¤	0.00	8-1-2027	1,525,000	1,306,728
				247,751,430
Health revenue: 16.45%
Association of Bay Area Governments California Finance Authority for Nonprofit Corporation Insured Revenue Bond O'Connor Woods Series 2013	5.00	1-1-2043	5,000,000	5,134,548
Association of Bay Area Governments California Finance Authority for Nonprofit Corporation Insured Senior Living Revenue Bond Odd Fellows Home of California Series 2012 A	5.00	4-1-2042	1,100,000	1,114,952
California CDA Adventist Health System Series A	5.00	3-1-2045	2,500,000	2,581,643
California CDA Enloe Medical Center	5.00	8-15-2033	1,650,000	1,769,758
California CDA Enloe Medical Center	5.00	8-15-2035	1,000,000	1,070,356
California CDA Enloe Medical Center	5.00	8-15-2038	2,000,000	2,123,851
California CDA Loma Linda University Medical Center Refunding Bond Series A	5.25	12-1-2044	5,150,000	5,172,960
California CDA Redwoods Projects	5.13	11-15-2035	1,500,000	1,567,027
California CDA Revenue Refunding Bond Adventist Health System West Series A	5.00	3-1-2048	5,000,000	5,181,213
California Communities Marin General Hospital Series A	5.00	8-1-2036	700,000	730,153
California Communities Marin General Hospital Series A	5.00	8-1-2037	500,000	520,772
California Communities Marin General Hospital Series A	5.00	8-1-2038	450,000	467,921
California HFFA	4.00	11-15-2048	5,000,000	4,733,824
California HFFA	4.00	11-1-2051	3,000,000	2,847,427
California HFFA	5.00	11-15-2046	2,040,000	2,265,967
California HFFA	5.00	11-15-2046	2,960,000	3,071,802
California HFFA City of Hope	5.00	11-15-2049	8,000,000	8,152,430
California HFFA El Camino Hospital	5.00	2-1-2035	3,000,000	3,216,583
California HFFA Health Kaiser Permanente Revenue Bonds Series 2006C	5.00	6-1-2041	2,500,000	2,833,998
California HFFA LA Biomedical Research Institute at Harbor-UCLA Medical Center	5.00	9-1-2048	6,095,000	6,178,130
California HFFA Lucile Salter Packard Children's Hospital	4.00	5-15-2051	10,000,000	9,338,866
California HFFA Nevada Methodist Homes	5.00	7-1-2030	1,830,000	1,929,282
California HFFA Nevada Methodist Homes	5.00	7-1-2035	1,000,000	1,047,177
California HFFA Nevada Methodist Homes	5.00	7-1-2045	4,500,000	4,700,534
California HFFA Refunding Bond Cedars-Sinai Medical Center Series B	4.00	8-15-2039	10,500,000	10,504,229
California HFFA Refunding Bond Children's Hospital Series A	5.00	8-15-2047	10,050,000	10,281,944
California HFFA Revenue Bonds CommonSpirit Health Care 2020A Series A	4.00	4-1-2049	5,500,000	5,145,688
California HFFA Senior Health Services	5.00	8-1-2040	700,000	744,933
The accompanying notes are an integral part of these financial statements.

16  |  Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
California HFFA Senior Health Services	5.00%	8-1-2050	$ 1,000,000	$ 1,049,714
California HFFA Series A	4.00	11-1-2040	1,375,000	1,357,516
California HFFA Stanford Health Care Series A	4.00	8-15-2050	11,000,000	10,507,305
California Municipal Finance Authority Refunding Bond Channing House Project Series A	5.00	5-15-2034	1,000,000	1,089,140
California Municipal Finance Authority Refunding Bond Community Medical Centers Series A	5.00	2-1-2047	6,625,000	6,849,157
California Municipal Finance Authority Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2047	1,400,000	1,416,703
California Municipal Finance Authority Revenue	4.00	12-1-2039	1,240,000	1,232,521
California Municipal Finance Authority Revenue	4.00	9-15-2046	3,300,000	3,187,857
California Municipal Finance Authority Revenue	4.00	12-1-2049	2,915,000	2,796,506
California Municipal Finance Authority Revenue	4.00	9-15-2051	3,885,000	3,718,985
California Municipal Finance Authority Revenue	5.00	7-1-2039	1,000,000	1,103,468
California Municipal Finance Authority Revenue	5.00	7-1-2049	2,650,000	2,866,820
California Municipal Finance Authority Revenue Bonds Series 2021 Humangood California Obligated Group	4.00	10-1-2049	2,250,000	2,073,473
California Municipal Finance Authority Revenue Community Health System Series 2021A	4.00	2-1-2051	1,500,000	1,353,302
California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2037	500,000	516,343
California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2047	5,365,000	5,420,414
California PFA Senior Living Enso Village Project Series A 144A	5.00	11-15-2051	1,255,000	1,162,302
California PFA Senior Living Enso Village Project Series A 144A	5.00	11-15-2056	1,235,000	1,125,918
Palomar Health Refunding Bond	5.00	11-1-2042	4,000,000	4,120,547
University of California Regents Medical Center Prerefunded Bond Series J	5.25	5-15-2038	7,790,000	8,034,402
University of California Regents Medical Center Series J	5.00	5-15-2033	2,265,000	2,331,239
University of California Regents Medical Center Series L	4.00	5-15-2044	4,065,000	3,990,021
University of California Regents Medical Center Unrefunded Bond Series J	5.25	5-15-2038	2,210,000	2,270,354
Washington Township CA Health Care District Series A	5.00	7-1-2026	1,190,000	1,255,517
Washington Township CA Health Care District Series A	5.00	7-1-2042	1,000,000	1,017,283
				176,274,775
Housing revenue: 6.67%
California CDA Poway Retirement Housing Foundation Housing Incorporated Series A	5.25	11-15-2035	1,500,000	1,554,042
California Community Housing Agency Essential Housing Revenue Creekwood Series A 144A	4.00	2-1-2056	3,000,000	2,391,732
California Community Housing Agency Essential Housing Revenue Serenity at Larkspur Series C 144A	5.00	2-1-2050	3,000,000	2,744,621
California Community Housing Agency Workforce Apartments Series A 144A	5.00	4-1-2049	3,000,000	2,732,405
California Enterprise Development Authority Student Housing Revenue Provident Group	5.00	8-1-2050	565,000	567,586
California HFA Municipal Certificate of Participation Series 2 Class A (FHLMC Insured)	3.75	3-25-2035	12,635,552	12,644,359
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	8,286,872	8,191,995
California HFA Municipal Certificate of Participation Series 3 Class A	3.25	11-20-2036	4,956,362	4,513,893
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  17

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
California Municipal Finance Authority Mobile Home Park Revenue Caritas Projects Series 2021B	4.00%	8-15-2051	$ 870,000	$ 686,154
California Municipal Finance Authority Mobile Senior Caritas Projects Series A	5.00	8-15-2029	500,000	525,997
California Municipal Finance Authority Special Finance Agency Essential Housing Revenue Bond Series 2021A-2 Junior Bonds Latitude33 144A	4.00	12-1-2045	1,500,000	1,164,536
California Municipal Finance Authority Special Finance Agency XII California Essential Housing Revenue Bond Allure Apartments Series A-2 Junior Bonds 144A	4.38	8-1-2049	1,800,000	1,377,325
California Municipal Finance Authority Student Housing Revenue Bond CHF Riverside I LLC - University of California Riverside North District Phase 1 Student Housing Project	5.00	5-15-2029	625,000	673,966
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2033	600,000	600,962
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2034	700,000	699,051
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2035	700,000	696,857
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2036	600,000	595,546
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2037	700,000	691,743
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2038	750,000	737,800
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2046	3,750,000	3,548,014
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC West Village Projects	5.00	5-15-2051	6,700,000	6,857,106
California Municipal Finance Authority Student Housing Revenue CHF Riverside I LLC Projects	5.00	5-15-2052	5,650,000	5,796,553
California Municipal Finance Authority Student Housing Revenue Series 2021 CHF Davis II L.L.C. Orchard Park Student Housing Project (BAM Insured)	4.00	5-15-2040	1,100,000	1,072,639
California School Finance Authority College Housing Revenue NCCD-Santa Rosa Properties LLC Sonoma County Series 2021A	4.00	11-1-2041	1,730,000	1,454,435
California Statewide CDA Community Improvement Authority Essential Housing Revenue Bond Altana Glendale Series A-2 144A	4.00	10-1-2056	2,000,000	1,594,092
California Statewide CDA Community Improvement Authority Essential Housing Revenue Bond Mezzanine Lien Series 2021B 144A	4.00	5-1-2057	1,500,000	1,073,809
California Statewide CDA Community Improvement Authority Essential Housing Revenue Bond Mezzanine Lien Series 2022B 144A	5.00	9-1-2037	1,000,000	946,997
California Statewide CDA Community Improvement Authority Essential Housing Revenue Bond Social Bonds Series 2021B 144A	4.00	4-1-2057	1,000,000	710,461
Independent Cities California Finance Authority Mobile Home Park Revenue	5.00	5-15-2048	2,000,000	2,065,424
The accompanying notes are an integral part of these financial statements.

18  |  Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Independent Cities California Finance Refunding Bond Sanitary Juan Mobile Estates	5.00%	8-15-2030	$ 1,000,000	$ 1,029,400
Independent Cities California Finance Refunding Bond Santa Rose Leisure Mobile	5.00	8-15-2046	1,570,000	1,596,420
				71,535,920
Miscellaneous revenue: 12.04%
Alameda CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2034	1,005,000	1,041,576
Anaheim CA PFA CAB Subordinate Lien Bond Public Improvements Project Series C (AGM Insured) ¤	0.00	9-1-2025	10,000,000	9,115,257
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	3,000,000	3,160,583
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	4,200,000	4,424,816
California CDA Community Infrastructure Program Series 2021A	4.00	9-2-2041	1,000,000	876,109
California CDA Water & Wastewater Pooled Financing Program Series B (AGM Insured)	5.25	10-1-2027	1,040,000	1,042,988
California Communities Series A	5.00	9-2-2047	1,995,000	2,053,574
California Enterprise Development Authority Lease Revenue Riverside County Library Facilities Project	4.00	11-1-2049	1,900,000	1,799,332
California Infrastructure & Economic Development Bank Lease Revenue	5.00	8-1-2044	4,000,000	4,290,348
California Infrastructure & Economic Development King City Joint Union High School	5.75	8-15-2029	2,150,000	2,152,940
California Municipal Finance Authority Refunding Bond Southwestern Law School Series 2021	4.00	11-1-2041	575,000	534,238
California Public Works Board Judicial Council Projects Series A	5.00	3-1-2038	7,000,000	7,114,398
California Public Works Board Various Capital Projects Series G	5.00	11-1-2037	23,000,000	23,274,059
California Public Works Board Various Capital Projects Series I	5.50	11-1-2033	2,000,000	2,081,324
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	5,620,000	5,622,063
Fresno CA Joint Powers Financing Authority Lease Revenue Master Lease Projects Series A (AGM Insured)	4.00	4-1-2046	1,225,000	1,178,490
Fullerton CA Joint Union High School Project Certificate of Participation (BAM Insured)	5.00	9-1-2035	1,385,000	1,472,797
Independent Cities California Finance Authority Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2041	1,700,000	1,639,689
Independent Cities California Finance Authority Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2051	750,000	718,126
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2025	725,000	772,913
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2026	400,000	425,140
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2042	1,495,000	1,531,366
Jefferson CA Union High School District Certificate of Participation Teacher and Staff Housing Project (BAM Insured)	4.00	8-1-2045	1,400,000	1,347,083
Los Angeles CA Public Works Financing Authority Series A	5.00	12-1-2039	2,860,000	3,016,892
Modesto CA Irrigation District Financing Authority Series A	5.00	10-1-2040	3,500,000	3,679,089
Montclair CA PFA Lease Refunding Bond (AGM Insured)	5.00	10-1-2035	2,400,000	2,530,936
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  19

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Mountain House CA Financing Authority Utility System Revenue Series A	5.00%	12-1-2034	$ 535,000	$ 576,052
North Coast County Water District San Mateo County Certificate of Participation 2021 (AGM Insured)	4.00	10-1-2051	1,745,000	1,656,372
Porterville CA Water Revenue Certificate of Participation Water System Financing Project (AGM Insured)	4.00	8-15-2045	625,000	601,346
Porterville CA Water Revenue Certificate of Participation Water System Financing Project (AGM Insured)	4.00	8-15-2050	1,000,000	958,369
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (NPFGC Insured) ¤	0.00	6-1-2026	10,000,000	8,864,765
Sacramento CA City Financing Authority Refunding Bond Master Lease Program Facilities (BAM Insured)	5.00	12-1-2035	1,300,000	1,388,372
Sacramento CA City School Joint Refunding Bond Series A (BAM Insured)	5.00	3-1-2040	2,165,000	2,248,222
San Jose CA Unified School District CAB (AGM Insured) ¤	0.00	1-1-2026	3,175,000	2,915,018
San Marino CA Unified School District Certificate of Participation Los Angeles County Schools Pooled Financing Program Series A	5.00	12-1-2041	500,000	500,829
San Mateo Foster City CA PFA Revenue Sanitary Mateo Street & Flood Control Projects	4.00	5-1-2045	3,750,000	3,662,649
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2037	250,000	251,453
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2042	625,000	628,633
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2047	1,000,000	1,005,813
Simi Valley CA Unified School District Capital Improvement Projects (Ambac Insured)	5.25	8-1-2022	510,000	510,088
Stockton CA Unified School District Community Improvement Project	5.00	2-1-2033	550,000	605,401
Sutter Butte CA Flood Control Agency (BAM Insured)	5.00	10-1-2040	3,545,000	3,758,855
Torrance CA Certificate of Participation	5.25	6-1-2039	5,385,000	5,713,765
Upland CA Certificate of Participation San Antonio Regional Hospital	5.00	1-1-2047	1,955,000	2,004,110
Ventura County CA PFA Series A	5.00	11-1-2038	4,250,000	4,300,641
				129,046,879
Tax revenue: 12.14%
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area #17C	5.00	9-1-2043	750,000	776,371
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area #17C	5.00	9-1-2048	1,100,000	1,132,156
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area #8D Series A	5.00	9-1-2043	750,000	776,371
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area #8D Series A	5.00	9-1-2048	1,035,000	1,065,818
Belmont CA Community Facilities Special Tax District #2000-1 Library Project Series A (Ambac Insured)	5.75	8-1-2030	3,190,000	3,696,263
California CDA Community Facilities District #2015-01	5.00	9-1-2047	1,420,000	1,456,295
California CDA Special Tax Community Facilities District #2017-01	5.00	9-1-2048	5,000,000	5,146,163
California CDA Special Tax Community Facilities District #2020-02	4.00	9-1-2051	1,150,000	972,869
Casitas CA Municipal Water District Community Facilities District #2013-1-OJAI Series B (BAM Insured)	5.25	9-1-2047	5,000,000	5,387,583
The accompanying notes are an integral part of these financial statements.

20  |  Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (BAM Insured)	4.00%	8-1-2032	$ 1,050,000	$ 1,094,562
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (BAM Insured)	4.00	8-1-2034	1,250,000	1,284,658
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2032	1,450,000	1,517,514
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2033	880,000	921,096
Chino CA Community Facilities District Special Tax #2003-3 Improvement Area #7	5.00	9-1-2048	2,500,000	2,574,439
Chula Vista CA Community Facilities District Special Tax #16-I Improvement Area #1	5.00	9-1-2043	500,000	517,581
Chula Vista CA Community Facilities District Special Tax #16-I Improvement Area #1	5.00	9-1-2048	1,000,000	1,029,233
City of Roseville CA	5.00	9-1-2045	1,280,000	1,328,638
Corona CA Community Facilities District #2018-1 Improvement Area #1 2018 Special Tax Bond Series A	5.00	9-1-2048	1,000,000	1,025,460
Corona Norco CA Unified School Districts Special Tax Community Facilities District #16-1	5.00	9-1-2048	1,500,000	1,544,663
Dinuba CA RDA Merged City Redevelopment Project (BAM Insured)	5.00	9-1-2033	1,500,000	1,574,285
Elk Grove CA Financing Authority Special Tax Refunding Bond (BAM Insured)	5.00	9-1-2038	1,500,000	1,590,993
Fairfield CA Community Facilities District Special Tax Bond #2019 One Lake Improvement Area 144A	5.00	9-1-2050	3,000,000	3,089,898
Folsom Ranch Financing Authority California Facilities District #20 Russell Ranch	5.00	9-1-2048	1,650,000	1,699,129
Fremont CA Community Facilities District #1 Refunding Bond	5.00	9-1-2040	2,700,000	2,758,341
Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (BAM Insured)	5.00	5-1-2034	500,000	544,267
Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (BAM Insured)	5.00	5-1-2038	305,000	328,201
Inland Valley CA Development Agency Series A	5.25	9-1-2037	4,000,000	4,131,911
Irvine CA Unified School District Special Tax Community Facilities District #09 1 Series A (BAM Insured)	4.00	9-1-2044	1,000,000	961,711
Irvine CA Unified School District Special Tax Community Facilities District #09 1 Series A (BAM Insured)	4.00	9-1-2050	3,000,000	2,874,978
Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2033	1,500,000	1,571,597
Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2038	1,635,000	1,709,230
Lancaster CA RDA Tax Allocation Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2033	1,200,000	1,297,667
Los Angeles CA Community Facilities District #11 Ponte Vista Special Tax Series 2021	4.00	9-1-2046	1,250,000	1,096,894
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2035	2,545,000	2,716,643
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2036	4,000,000	4,266,495
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  21

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Orange County CA Community Facilities District #2015-1 Esencia Village Series A	5.25%	8-15-2045	$ 1,950,000	$ 2,002,818
Rancho Cucamonga CA RDA Rancho Redevelopment Project Area (AGM Insured)	5.00	9-1-2032	1,870,000	1,963,474
Redwood City CA RDA CAB Redevelopment Project Area Series 2-A (Ambac Insured) ¤	0.00	7-15-2030	3,505,000	2,642,743
Rio Vista CA Community Facilities District Special Tax #2018-1	5.00	9-1-2048	1,185,000	1,219,641
Riverside County CA Community Facilities Districts Special Tax #05-8	5.00	9-1-2048	1,600,000	1,646,772
Romoland School District Community Facilities District #2004-1 Heritage Lake Improvement Area #4 Series 2018 Special Tax Bond	5.00	9-1-2048	3,000,000	3,089,326
Sacramento CA Transient Occupancy Tax Convention Center Complex Series A	5.00	6-1-2048	3,750,000	3,965,433
San Bernardino CA Special Tax Community Facilities District #2006-1 Series 2018	5.00	9-1-2048	1,200,000	1,235,079
San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2040	965,000	986,138
San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2046	1,175,000	1,194,963
San Diego CA RDA CAB Tax Allocation Centre (AGM Insured) ¤	0.00	9-1-2023	885,000	863,760
San Francisco CA City & County Community Facilities District #2016-1 Improvement Area #1 Special Tax Treasure Island	4.00	9-1-2051	1,250,000	1,080,359
San Francisco CA City & County Community Facilities District #2016-1 Improvement Area #1 Special Tax Treasure Island Series 2021	4.00	9-1-2041	1,000,000	908,030
San Francisco CA City & County Community Facilities District #2016-1 Improvement Area #2 Special Tax Treasure Island Series 2022A 144A	4.00	9-1-2052	1,750,000	1,471,835
San Francisco CA City & County Community Facilities District #2020-1 Mission Rock Facilities and Services Special Tax Series 2021C 144A	4.00	9-1-2051	3,900,000	3,316,945
San Francisco CA City & County RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A¤	0.00	8-1-2026	4,000,000	3,319,471
San Francisco CA City & County RDA Mission Bay South Redevelopment Project Series A	5.00	8-1-2043	2,500,000	2,607,267
San Francisco CA City & County RDA Tax Transbay Infrastructure Project Third Lien Series B (AGM Insured)	5.00	8-1-2046	1,500,000	1,598,295
San Marcos CA Unified School District Special Tax Community Facilities District #4 (BAM Insured)	5.00	9-1-2034	1,705,000	1,805,402
San Marcos CA Unified School District Special Tax Community Facilities District #5 (BAM Insured)	5.00	9-1-2028	1,290,000	1,365,964
San Marcos CA Unified School District Special Tax Community Facilities District #5 (BAM Insured)	5.00	9-1-2029	1,325,000	1,403,025
Sonoma CA CDA Successor Agency to Sonoma Redevelopment Project Tax Allocation Bond (NPFGC Insured)	5.00	6-1-2033	1,325,000	1,429,034
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series A	5.00	9-1-2033	340,000	359,803
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series A	5.00	9-1-2038	400,000	420,265
The accompanying notes are an integral part of these financial statements.

22  |  Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series B	5.00%	9-1-2033	$ 250,000	$ 264,561
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series B	5.00	9-1-2038	250,000	262,665
Temescal Valley Water District Improvement Area #2 2021 Special Tax Bonds	4.00	9-1-2051	930,000	802,051
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	1.23	3-1-2036	11,225,000	11,225,000
Tracy Hills CA Improvement Area #1 Community Facilities District #2016-1 Special Tax Bonds Series 2018	5.00	9-1-2048	2,750,000	2,830,390
Transbay Joint Powers Authority Tax Allocation California Senior Series A Green Bonds	5.00	10-1-2045	2,000,000	2,149,957
Transbay Joint Powers Authority Tax Allocation California Senior Series A Green Bonds	5.00	10-1-2049	2,200,000	2,358,312
Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2040	750,000	766,428
Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2045	1,000,000	1,017,774
Union City CA Community RDA Successor Agency to Community Redevelopment Project Tax Allocation Refunding Bond Series A	5.00	10-1-2036	1,000,000	1,068,212
				130,101,165
Tobacco revenue: 0.58%
California County CA Tobacco Securitization Agency	5.00	6-1-2050	1,170,000	1,181,944
California County CA Tobacco Securitization Agency CAB ¤	0.00	6-1-2055	14,000,000	2,281,593
Golden State Tobacco Securitization Corporation California Tobacco Settlement Refunding Bond Series A-1	5.00	6-1-2028	2,000,000	2,252,069
Northern California Tobacco Securitization Authority Tobacco Settlement CAB Asset-Backed Refunding Bonds Class 2 Series B-2 ¤	0.00	6-1-2060	3,250,000	467,734
				6,183,340
Transportation revenue: 2.44%
Bay Area CA Toll Authority Toll Bridge Series S-4	5.00	4-1-2030	2,000,000	2,050,813
Bay Area CA Toll Authority Toll Bridge Series S-H	5.00	4-1-2049	8,000,000	9,214,078
Foothill-Eastern Transportation Corridor Agency Junior Lien Road Revenue Series 2021C	4.00	1-15-2043	2,045,000	1,890,320
Foothill-Eastern Corridor Transportation Agency Subordinated Bond Series B-3	5.50	1-15-2053	8,000,000	8,009,510
Riverside County CA Transportation Commission Toll Revenue 2021 Series B-1	4.00	6-1-2046	2,000,000	1,875,228
San Francisco CA Municipal Transportation Agency Revenue Bond	5.00	3-1-2039	3,000,000	3,153,794
				26,193,743
Utilities revenue: 4.65%
Banning CA Financing Authority Refunding Bond Electric System Project (AGM Insured)	5.00	6-1-2037	5,000,000	5,285,214
Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2040	3,715,000	3,944,612
Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2045	1,060,000	1,120,709
Imperial CA Irrigation District Electric System Refunding Bond Series C	5.00	11-1-2038	2,500,000	2,681,942
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  23

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Lassen CA Municipal Utility District Certificate of Participation	4.00%	5-1-2038	$ 2,615,000	$ 2,510,807
Lassen CA Municipal Utility District Certificate of Participation	4.00	5-1-2041	2,250,000	2,145,146
Lassen CA Municipal Utility District Certificate of Participation	4.00	5-1-2046	4,395,000	4,108,987
Lassen CA Municipal Utility District Certificate of Participation	4.00	5-1-2051	2,340,000	2,153,130
Los Angeles CA Department of Water and Power Series E	5.00	7-1-2044	12,475,000	13,008,579
M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	4,000,000	4,977,149
M-S-R California Energy Authority Gas Series C	6.13	11-1-2029	995,000	1,110,291
Redding CA Joint Powers Financing Authority Election System Series A	5.00	6-1-2032	440,000	471,888
Roseville CA Natural Gas Financing Authority	5.00	2-15-2025	1,930,000	2,013,880
Southern California Public Power Authority Natural Gas Project #1 Series A	5.25	11-1-2025	1,000,000	1,060,657
Walnut CA Energy Center Authority Series A	5.00	1-1-2034	3,115,000	3,273,576
				49,866,567
Water & sewer revenue: 2.52%
Adelanto CA Public Utility Authority Refunding Bond (AGM Insured)	5.00	7-1-2039	2,000,000	2,160,144
Bakersfield CA Wastewater Revenue Refunding Bond Series A	5.00	9-15-2032	1,615,000	1,856,763
Bay Area CA Water Supply & Conservation Agency Series A	5.00	10-1-2034	6,000,000	6,145,702
Compton CA Sewer Revenue	6.00	9-1-2039	1,775,000	1,777,047
El Dorado CA Irrigation District Refunding Bond Series A (AGM Insured)	5.25	3-1-2039	2,000,000	2,110,643
Florin CA Resource Conservation Refunding Bond Second Senior Lien Series A (NPFGC Insured)	5.00	9-1-2032	2,000,000	2,111,701
Merced CA Irrigation District Water & Hydroelectric System Series A (AGM Insured)	5.00	10-1-2038	4,000,000	4,219,123
San Buenaventura CA Public Facilities Financing Authority Series B	5.00	7-1-2042	4,000,000	4,000,000
Tulare CA Sewer Refunding Bond (AGM Insured)	5.00	11-15-2041	1,500,000	1,592,456
Vallejo CA Refunding Bond	5.25	5-1-2031	1,000,000	1,029,128
				27,002,707
				1,017,321,062
Guam: 0.63%
Tax revenue: 0.09%
Guam Government Business Privilege Tax Revenue Refunding Bond Series 2021 F	4.00	1-1-2036	1,000,000	920,203
Water & sewer revenue: 0.54%
Guam Government Waterworks Authority	5.25	7-1-2033	1,500,000	1,549,579
Guam Government Waterworks Authority	5.50	7-1-2043	3,125,000	3,235,909
Guam Government Waterworks Authority Series A	5.00	1-1-2050	1,000,000	1,042,431
				5,827,919
				6,748,122
The accompanying notes are an integral part of these financial statements.

24  |  Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Illinois: 0.98%
Miscellaneous revenue: 0.98%
Illinois Refunding Bond	5.00%	2-1-2025	$10,000,000	$ 10,498,159
New York: 0.48%
Industrial development revenue: 0.48%
New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2029	5,000,000	5,125,256
Ohio: 0.06%
Tobacco revenue: 0.06%
Buckeye Tobacco Settlement Financing Authority CAB ¤	0.00	6-1-2057	5,000,000	641,512
Texas: 0.05%
Resource recovery revenue: 0.05%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C ø	1.07	4-1-2040	500,000	500,000
Total Municipal obligations (Cost $1,071,259,467)				1,040,834,111

		Yield	Shares
Short-term investments: 1.05%
Investment companies: 1.05%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞		0.85	11,280,829	11,287,598
Total Short-term investments (Cost $11,287,055)				11,287,598
Total investments in securities (Cost $1,087,546,522)	98.62%			1,057,121,709
Other assets and liabilities, net	1.38			14,799,231
Total net assets	100.00%			$1,071,920,940

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  25

Portfolio of investments—June 30, 2022

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CDA	Community Development Authority
FHLMC	Federal Home Loan Mortgage Corporation
GO	General obligation
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$5,813,031	$315,449,185	$(309,977,060)	$1,945	$497	$11,287,598	11,280,829	$34,325
The accompanying notes are an integral part of these financial statements.

26  |  Allspring California Tax-Free Fund

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $1,076,259,467)	$ 1,045,834,111
Investments in affiliated securities, at value (cost $11,287,055)	11,287,598
Cash	143,250
Receivable for interest	13,184,275
Receivable for investments sold	5,133,313
Receivable for Fund shares sold	551,899
Prepaid expenses and other assets	28,970
Total assets	1,076,163,416
Liabilities
Payable for Fund shares redeemed	3,174,862
Dividends payable	515,639
Management fee payable	261,435
Administration fees payable	106,398
Distribution fee payable	7,206
Trustees’ fees and expenses payable	1,389
Accrued expenses and other liabilities	175,547
Total liabilities	4,242,476
Total net assets	$1,071,920,940
Net assets consist of
Paid-in capital	$ 1,149,359,796
Total distributable loss	(77,438,856)
Total net assets	$1,071,920,940
Computation of net asset value and offering price per share
Net assets – Class A	$ 412,552,999
Shares outstanding – Class A1	38,736,552
Net asset value per share – Class A	$10.65
Maximum offering price per share – Class A2	$11.15
Net assets – Class C	$ 11,547,662
Shares outstanding – Class C1	1,063,281
Net asset value per share – Class C	$10.86
Net assets – Administrator Class	$ 343,153,931
Shares outstanding – Administrator Class[1]	32,159,303
Net asset value per share – Administrator Class	$10.67
Net assets – Institutional Class	$ 304,666,348
Shares outstanding – Institutional Class[1]	28,552,880
Net asset value per share – Institutional Class	$10.67
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  27

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 41,276,958
Income from affiliated securities	34,325
Total investment income	41,311,283
Expenses
Management fee	4,730,809
Administration fees
Class A	761,353
Class C	25,738
Administrator Class	382,847
Institutional Class	295,791
Shareholder servicing fees
Class A	1,189,614
Class C	40,093
Administrator Class	953,714
Distribution fee
Class C	120,281
Custody and accounting fees	45,344
Professional fees	69,382
Registration fees	60,582
Shareholder report expenses	37,430
Trustees’ fees and expenses	20,032
Other fees and expenses	20,412
Total expenses	8,753,422
Less: Fee waivers and/or expense reimbursements
Class A	(295,894)
Class C	(9,179)
Administrator Class	(765,642)
Institutional Class	(4,417)
Net expenses	7,678,290
Net investment income	33,632,993
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(19,019,831)
Affiliated securities	1,945
Net realized losses on investments	(19,017,886)
Net change in unrealized gains (losses) on
Unaffiliated securities	(139,863,035)
Affiliated securities	497
Net change in unrealized gains (losses) on investments	(139,862,538)
Net realized and unrealized gains (losses) on investments	(158,880,424)
Net decrease in net assets resulting from operations	$(125,247,431)
The accompanying notes are an integral part of these financial statements.

28  |  Allspring California Tax-Free Fund

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 33,632,993		$ 34,287,664
Net realized gains (losses) on investments		(19,017,886)		864,522
Net change in unrealized gains (losses) on investments		(139,862,538)		21,767,053
Net increase (decrease) in net assets resulting from operations		(125,247,431)		56,919,239
Distributions to shareholders from
Net investment income and net realized gains
Class A		(12,231,031)		(13,386,834)
Class C		(290,228)		(425,903)
Administrator Class		(10,633,943)		(9,623,409)
Institutional Class		(10,482,832)		(10,938,359)
Total distributions to shareholders		(33,638,034)		(34,374,505)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,830,381	104,258,640	5,327,012	64,132,490
Class C	77,931	931,768	249,799	3,071,761
Administrator Class	7,732,532	89,652,025	7,040,860	85,143,861
Institutional Class	13,875,016	158,722,682	11,782,367	142,462,275
		353,565,115		294,810,387
Reinvestment of distributions
Class A	1,008,834	11,677,026	1,059,299	12,769,000
Class C	24,246	287,042	33,625	413,210
Administrator Class	907,189	10,502,816	785,181	9,483,708
Institutional Class	392,088	4,547,445	413,903	4,998,852
		27,014,329		27,664,770
Payment for shares redeemed
Class A	(11,212,029)	(130,013,134)	(7,807,857)	(94,172,729)
Class C	(579,735)	(6,824,136)	(1,000,471)	(12,267,500)
Administrator Class	(7,910,999)	(89,148,723)	(1,706,901)	(20,630,018)
Institutional Class	(17,310,888)	(195,721,790)	(8,105,883)	(97,903,173)
		(421,707,783)		(224,973,420)
Net increase (decrease) in net assets resulting from capital share transactions		(41,128,339)		97,501,737
Total increase (decrease) in net assets		(200,013,804)		120,046,471
Net assets
Beginning of period		1,271,934,744		1,151,888,273
End of period		$1,071,920,940		$1,271,934,744
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.13	$11.91	$11.91	$11.64	$11.83
Net investment income	0.30	0.32	0.35	0.37	0.37
Net realized and unrealized gains (losses) on investments	(1.48)	0.22	(0.00) [1]	0.28	(0.19)
Total from investment operations	(1.18)	0.54	0.35	0.65	0.18
Distributions to shareholders from
Net investment income	(0.30)	(0.32)	(0.35)	(0.38)	(0.37)
Net asset value, end of period	$10.65	$12.13	$11.91	$11.91	$11.64
Total return[2]	(9.90)%	4.59%	2.93%	5.70%	1.55%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.81%	0.83%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.57%	2.66%	2.92%	3.22%	3.15%
Supplemental data
Portfolio turnover rate	17%	9%	23%	9%	33%
Net assets, end of period (000s omitted)	$412,553	$486,668	$494,450	$482,395	$443,165

[1]	Amount is more than $(0.005)
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring California Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.37	$12.14	$12.15	$11.87	$12.07
Net investment income	0.22	0.24	0.27	0.29	0.29
Net realized and unrealized gains (losses) on investments	(1.51)	0.23	(0.02)	0.29	(0.20)
Total from investment operations	(1.29)	0.47	0.25	0.58	0.09
Distributions to shareholders from
Net investment income	(0.22)	(0.24)	(0.26)	(0.30)	(0.29)
Net asset value, end of period	$10.86	$12.37	$12.14	$12.15	$11.87
Total return[1]	(10.58)%	3.86%	2.08%	4.95%	0.74%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.56%	1.56%	1.58%	1.58%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.80%	1.91%	2.18%	2.47%	2.40%
Supplemental data
Portfolio turnover rate	17%	9%	23%	9%	33%
Net assets, end of period (000s omitted)	$11,548	$19,066	$27,413	$32,758	$47,831

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  31

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.16	$11.93	$11.94	$11.66	$11.86
Net investment income	0.32	0.34	0.37	0.40	0.39
Net realized and unrealized gains (losses) on investments	(1.49)	0.24	(0.01)	0.28	(0.20)
Total from investment operations	(1.17)	0.58	0.36	0.68	0.19
Distributions to shareholders from
Net investment income	(0.32)	(0.35)	(0.37)	(0.40)	(0.39)
Net asset value, end of period	$10.67	$12.16	$11.93	$11.94	$11.66
Total return	(9.77)%	4.89%	3.05%	5.99%	1.67%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.75%	0.77%	0.77%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	2.78%	2.86%	3.13%	3.43%	3.34%
Supplemental data
Portfolio turnover rate	17%	9%	23%	9%	33%
Net assets, end of period (000s omitted)	$343,154	$382,093	$301,919	$231,252	$186,626
The accompanying notes are an integral part of these financial statements.

32  |  Allspring California Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.16	$11.93	$11.94	$11.66	$11.86
Net investment income	0.33	0.35	0.38	0.41	0.40
Net realized and unrealized gains (losses) on investments	(1.49)	0.23	(0.01)	0.28	(0.20)
Total from investment operations	(1.16)	0.58	0.37	0.69	0.20
Distributions to shareholders from
Net investment income	(0.33)	(0.35)	(0.38)	(0.41)	(0.40)
Net asset value, end of period	$10.67	$12.16	$11.93	$11.94	$11.66
Total return	(9.71)%	4.96%	3.12%	6.07%	1.74%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.48%	0.48%	0.50%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.83%	2.93%	3.19%	3.49%	3.42%
Supplemental data
Portfolio turnover rate	17%	9%	23%	9%	33%
Net assets, end of period (000s omitted)	$304,666	$384,108	$328,107	$293,180	$287,616
The accompanying notes are an integral part of these financial statements.

Allspring California Tax-Free Fund  |  33

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring California Tax-Free Fund (the "Fund") which is a non-diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

34  |  Allspring California Tax-Free Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $1,087,677,116 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 20,133,996
Gross unrealized losses	(50,689,403)
Net unrealized losses	$(30,555,407)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $34,053,224 in short-term capital losses and $12,887,996 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring California Tax-Free Fund  |  35

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 5,000,000	$0	$ 5,000,000
Municipal obligations	0	1,040,834,111	0	1,040,834,111
Short-term investments
Investment companies	11,287,598	0	0	11,287,598
Total assets	$11,287,598	$1,045,834,111	$0	$1,057,121,709
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

36  |  Allspring California Tax-Free Fund

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.75%
Class C	1.50
Administrator Class	0.55
Institutional Class	0.48
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $6,994 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $50,915,000, $23,000,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $204,338,290 and $265,926,853, respectively.

Allspring California Tax-Free Fund  |  37

Notes to financial statements
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $33,638,034 and $34,374,505 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$574,312	$(30,555,407)	$(46,941,220)
8. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of California.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

38  |  Allspring California Tax-Free Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring California Tax-Free Fund (formerly, Wells Fargo California Tax-Free Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

Allspring California Tax-Free Fund  |  39

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40  |  Allspring California Tax-Free Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring California Tax-Free Fund  |  41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Allspring California Tax-Free Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring California Tax-Free Fund  |  43

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

44  |  Allspring California Tax-Free Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00657 08-22
A249/AR249 06-22

Annual Report
June 30, 2022
Allspring
High Yield Municipal Bond Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring High Yield Municipal Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring High Yield Municipal Bond Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring High Yield Municipal Bond Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring High Yield Municipal Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks high current income exempt from federal income tax, and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Dennis Derby, Terry J. Goode, Kerry Laurin
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WHYMX)	1-31-2013	-14.88	1.32	3.00	-10.84	2.26	3.50	1.14	0.80
Class C (WHYCX)	1-31-2013	-12.51	1.49	2.84	-11.51	1.49	2.84	1.89	1.55
Class R6 (EKHRX)[3]	7-31-2018	–	–	–	-10.53	2.55	3.78	0.76	0.50
Administrator Class (WHYDX)	1-31-2013	–	–	–	-10.65	2.38	3.62	1.08	0.70
Institutional Class (WHYIX)	1-31-2013	–	–	–	-10.54	2.51	3.76	0.81	0.55
High Yield Municipal Bond Blended Index[4]	–	–	–	–	-9.67	2.80	3.14 *	–	–
Bloomberg High Yield Municipal Bond Index[5]	–	–	–	–	-10.40	3.63	3.75 *	–	–
Bloomberg Municipal Bond Index[6]	–	–	–	–	-8.57	1.51	2.17 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.80% for Class A, 1.55% for Class C, 0.50% for Class R6, 0.70% for Administrator Class, and 0.55% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	Source: Allspring Funds Management, LLC. The High Yield Municipal Bond Blended Index is weighted 60% in the Bloomberg High Yield Municipal Bond Index and 40% in the Bloomberg Municipal Bond Index. Effective November 1, 2019, the Fund’s benchmark changed from Bloomberg Municipal Bond Index to the High Yield Municipal Bond Blended Index to better match the Fund’s investment strategy. You cannot invest directly in an index.
[5]	The Bloomberg High Yield Municipal Bond Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

6  |  Allspring High Yield Municipal Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares since inception with the High Yield Municipal Bond Blended Index, Bloomberg High Yield Municipal Bond Index and Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Allspring High Yield Municipal Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmarks, the High Yield Municipal Bond Blended Index, the Bloomberg High Yield Municipal Bond Index and the Bloomberg Municipal Bond Index for the year that ended June 30, 2022.
■	Yield-curve positioning detracted from performance due to an overweight to the weaker-performing long-maturity segments. Security selection also detracted from performance.
■	Sector allocation and credit quality were the largest contributors to performance, followed by duration positioning.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of the balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75%, as the U.S. Federal Reserve (Fed) attempts to curb record-high inflation while avoiding recession.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.

8  |  Allspring High Yield Municipal Bond Fund

Performance highlights (unaudited)
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors may return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
Coming into the year, municipal bonds had been on a tear, supported by strong technical factors, such as record flows into municipal bond funds, which exacerbated a supply/demand imbalance. Facing very low yields, investors were stretching to maintain income levels by going further out the yield curve and down in credit quality, which had caused the long end of the yield curve and lower-rated investment-grade bonds as well as high yield to perform well. This worked until technicals began to unwind early in the period, which was marked by eight down months and four up months. The year began with the 10-year AAA municipal bond yield indicated at 0.99% by Municipal Market Data AAA Curve* and ended with an indicated yield of 2.72%, with the long end and credit underperforming the overall market. Flows turned negative and the muni market set an annual record for outflows in the first five months of the second half of the period.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Duration, sector allocation, and quality allocation contributed to relative performance, while yield-curve positioning and individual security selection detracted.
We were overweight non-rated debt, BBB-rated debt, and A-rated debt. We remained underweight AA-rated debt and AAA-rated debt. Spreads widened throughout the period for non-rated and lower-rated investment-grade bonds. Controlling for duration and curve effects, our overweight to lower-quality credits was a detractor. High-yield municipals performed poorly for the period while higher-rated municipals beat the index. A-rated began the period near all-time lows but still outperformed other rating categories as rates increased. Negative fund flows, especially in the second half of the period, prompted investors to sell to meet redemptions with lower-rated bonds taking the brunt of the downturn as expected. We anticipate investment-grade municipal defaults will remain rare, but we believe that investors should continue to focus on security selection, especially within the lower-rated and non-rated sectors.
We were overweight general obligation (GO) bonds and neutral weight to revenue bonds. Controlling for duration, curve, and quality allocation effects, contributors included overweights to the local GO and education (including charter schools) sectors. An overweight to the State of Illinois and the hospital sector (including senior living) detracted from performance. Lack of exposure to Puerto Rico and an underweight to the industrial development revenue/pollution control revenue (including tobacco settlement bonds) sector contributed. Security selection was very strong in the leasing and local GO sectors. Federal stimulus support was robust and supportive of many municipal sectors, so we expect these sectors should continue to perform well. Risks remain elevated in senior living and project finance sectors, with both of those sectors having the most defaults over the period.
The Fund’s defensive duration positioning at the beginning of the period contributed as rates rose. An underweight to zero coupons and an overweight to premium coupons contributed to performance. Being underweight debt subject to the alternative minimum tax detracted from performance.

*	The Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of AAA-rated state general obligation bonds, as determined by the MMD analyst team.

Allspring High Yield Municipal Bond Fund  |  9

Performance highlights (unaudited)
The outlook remains favorable for active bond management, in our view.
The outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

10  |  Allspring High Yield Municipal Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 887.27	$3.70	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96	0.79%
Class C
Actual	$1,000.00	$ 884.00	$7.24	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Class R6
Actual	$1,000.00	$ 888.04	$2.34	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Administrator Class
Actual	$1,000.00	$ 887.91	$3.18	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$ 888.36	$2.58	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring High Yield Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 94.14%
Alabama: 0.68%
Water & sewer revenue: 0.68%
Jefferson County AL Warrants CAB Senior Lien Series B (AGM Insured) ¤	0.00%	10-1-2027	$ 920,000	$ 737,473
Arizona: 2.84%
Education revenue: 0.70%
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses	5.00	7-1-2023	55,000	55,869
Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	500,000	527,293
Pima County AZ IDA Desert Heights Charter School Facility Refunding Bond	6.00	5-1-2024	170,000	174,334
				757,496
Health revenue: 1.19%
Tempe AZ IDA Mirabella at ASU Incorporated Project Series A 144A	6.13	10-1-2052	1,400,000	1,297,752
Miscellaneous revenue: 0.95%
Phoenix AZ Civic Improvement Corporation Series B	5.00	7-1-2049	1,000,000	1,039,883
				3,095,131
California: 3.82%
Education revenue: 0.45%
California Infrastructure & Economic Development Bank Senior WFCS Portfolio Projects Series A1 144A	5.00	1-1-2056	250,000	227,426
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	250,000	264,050
				491,476
Health revenue: 0.43%
California PFA Living Enso Village Project Refunding Bond Series A 144A	5.00	11-15-2046	500,000	469,822
Housing revenue: 1.00%
California Community Housing Agency Essential Housing Revenue Creekwood Series A 144A	4.00	2-1-2056	500,000	398,622
California Statewide CDA Community Improvement Authority Essential Housing Revenue Bond Social Bonds Series 2021B 144A	4.00	4-1-2057	500,000	355,231
California Statewide CDA Community Improvement Authority Essential Housing Revenue Bonds Mezzanine Lien Waterscape Apartments Series 2021B 144A	4.00	9-1-2046	425,000	330,831
				1,084,684
Miscellaneous revenue: 0.92%
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	1,000,000	1,000,367
Tax revenue: 0.76%
San Francisco CA City & County RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A¤	0.00	8-1-2026	1,000,000	829,868
The accompanying notes are an integral part of these financial statements.

12  |  Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tobacco revenue: 0.26%
Northern California Tobacco Securitization Authority Tobacco Settlement CAB Asset-Backed Refunding Bonds Class 2 Series B-2 ¤	0.00%	6-1-2060	$2,000,000	$ 287,836
				4,164,053
Colorado: 11.46%
Education revenue: 0.41%
Colorado Educational & Cultural Facilities Authority Charter School New Summit 144A	4.00	7-1-2061	600,000	448,469
GO revenue: 9.69%
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	950,083
Berthoud-Heritage CO Metropolitan District # 10 Senior Limited Tax General Obligation Bonds Series 2022A	4.75	12-1-2052	500,000	406,533
Colorado Big Dry Creek Metropolitan District Improvement & Refunding Bonds Limited Tax Series A	5.75	12-1-2047	1,000,000	1,002,699
Colorado Chambers Highpoint Metropolitan District #2	5.00	12-1-2051	830,000	716,570
Colorado Clear Creek Transit Metropolitan District #2 Series A	5.00	12-1-2050	1,000,000	866,368
Colorado Cottonwood Highlands Metropolitan District #1 Limited Tax Series A	5.00	12-1-2049	900,000	834,712
Colorado Pronghorn Valley Metropolitan District Limited Tax Series A	4.00	12-1-2051	250,000	193,830
Colorado Whispering Pines Metropolitan District #1 Series A	5.00	12-1-2047	966,000	904,018
Denver CO International Business Center Metropolitan District #1 Series B	6.00	12-1-2048	1,145,000	1,145,780
Eaton CO Area Park & Recreation District	5.00	12-1-2023	810,000	821,621
Eaton CO Area Park & Recreation District	5.50	12-1-2030	475,000	482,771
Great Western CO Metropolitan District #5 Refunding Bond	4.75	12-1-2050	1,000,000	884,298
Hogback Metropolitan District Colorado Limited Tax Convertible Unlimited Tax Series A	5.00	12-1-2051	585,000	505,052
Westgate Metropolitan District City of Colorado Springs General Obligation Limited Tax Bonds Series 2022	5.13	12-1-2051	1,000,000	837,256
				10,551,591
Tax revenue: 0.90%
Pueblo CO Urban Renewal Authority Regional Tourism Act Project	5.00	6-1-2036	1,000,000	982,267
Transportation revenue: 0.46%
Colorado High Performance Transportation Enterprise US 36 & I-25 Managed Lanes	5.75	1-1-2044	500,000	503,586
				12,485,913
Connecticut: 0.55%
GO revenue: 0.55%
Hartford CT Series A	4.00	4-1-2032	325,000	326,762
Hartford CT Series A	5.00	4-1-2024	105,000	107,400
Hartford CT Series B	5.00	4-1-2033	50,000	50,760
Hartford CT Unrefunded Bond Series A	5.00	4-1-2029	45,000	45,079
Hartford CT Unrefunded Bond Series A	5.00	4-1-2030	70,000	70,118
				600,119
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Delaware: 0.96%
Education revenue: 0.96%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00%	9-1-2045	$1,000,000	$ 1,048,311
District of Columbia: 1.64%
Miscellaneous revenue: 1.23%
District of Columbia Private Activity Revenue Bond Series 2022A	5.50	2-28-2037	1,250,000	1,340,328
Tobacco revenue: 0.41%
District of Columbia Tobacco Settlement Financing Corporation	6.75	5-15-2040	435,000	446,532
				1,786,860
Florida: 5.67%
Education revenue: 3.33%
Florida Capital Trust Agency Educational Facilities Pineapple Cove Classical Academy Incorporated Project Series A 144A	5.13	7-1-2039	2,000,000	1,976,536
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	250,000	265,541
Florida Development Finance Corporation Global Outreach Charter Project 144A	4.00	6-30-2056	500,000	368,514
Miami-Dade County FL IDA Youth Co-Op Charter Schools Project Series A 144A	6.00	9-15-2045	1,000,000	1,014,797
				3,625,388
Health revenue: 1.08%
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	250,000	235,627
Lee County IDA Healthcare Facilities Revenue Bond Series 2022A	5.25	10-1-2052	1,000,000	938,122
				1,173,749
Miscellaneous revenue: 0.92%
City of Leesburg FL Special Assessment Revenue Bond Series 2022%%	5.13	5-1-2037	1,000,000	1,003,751
Water & sewer revenue: 0.34%
Charlotte County FL IDA Town and Country Utilities Project Series A 144A	4.00	10-1-2051	500,000	369,647
				6,172,535
Georgia: 3.89%
Education revenue: 2.22%
Georgia Private Colleges & Universities Authority Emory University Revenue Bond Series 2019B	5.00	9-1-2048	1,000,000	1,075,767
Georgia Private Colleges & Universities Authority Mercer University Project Series 2022%%	5.25	10-1-2051	1,250,000	1,338,132
				2,413,899
The accompanying notes are an integral part of these financial statements.

14  |  Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.75%
Cobb County GA Development Authority Student Housing Kennesaw State University Foundation Project Refunding Bond Series C	5.00%	7-15-2028	$ 800,000	$ 814,019
Transportation revenue: 0.92%
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144A¤	0.00	6-1-2049	1,000,000	1,007,490
				4,235,408
Idaho: 0.23%
Education revenue: 0.23%
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	250,000	252,385
Illinois: 10.31%
Education revenue: 1.56%
Illinois Finance Authority Acero Charter Schools Incorporated 144A	4.00	10-1-2042	250,000	212,808
Illinois Finance Authority Charter School Aid Intrinsic Schools Belmont School Project Series A 144A	5.25	12-1-2025	655,000	674,536
Illinois Finance Authority Charter School Art in Motion Project Social Bonds Series A 144A	5.00	7-1-2051	1,000,000	814,223
				1,701,567
GO revenue: 4.59%
Chicago IL Board of Education CAB School Reform Series A (NPFGC Insured) ¤	0.00	12-1-2025	500,000	443,761
Chicago IL Series A	6.00	1-1-2038	1,500,000	1,610,254
Cook County IL School District #144 Prairie Hills CAB Refunding Bond Series C (AGM Insured) ¤	0.00	12-1-2025	730,000	654,652
Lake County IL Community Unit School District #187 North Chicago CAB Series A (AGM Insured) ¤	0.00	1-1-2023	590,000	583,356
Will County IL Community High School CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2033	1,000,000	660,935
Will County IL Community High School Refunding Bond Series A (BAM Insured)	3.25	1-1-2030	450,000	450,016
Will County IL Lincoln-Way Community High School District #210 CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2027	685,000	594,611
				4,997,585
Miscellaneous revenue: 1.97%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,446,000	1,457,314
Illinois Finance Authority Educational Facility Senior Rogers Park Montessori School	6.00	2-1-2034	680,000	693,425
				2,150,739
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 2.19%
Hillside IL Tax Increment Refunding Bond	5.00%	1-1-2030	$1,345,000	$ 1,347,668
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	1,140,000	1,036,958
				2,384,626
				11,234,517
Indiana: 1.92%
Education revenue: 1.92%
Indiana Finance Authority Educational Facilities Multipurpose DePauw University Project Series 2022A	5.00	7-1-2047	2,055,000	2,095,703
Iowa: 0.33%
Tobacco revenue: 0.33%
Iowa Tobacco Settlement Authority CAB Asset-Backed Bonds Class 2 Series B-2 ¤	0.00	6-1-2065	3,490,000	356,260
Kansas: 1.83%
Health revenue: 0.81%
Kansas State Development Finance Authority Revenue Bond Series A	5.25	11-15-2033	1,000,000	883,671
Tax revenue: 1.02%
Wyandotte County & Kansas City KS Special Obligation Improvement & Refunding Bonds Plaza Redevelopment Project	4.00	12-1-2028	355,000	327,531
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	2,760,000	776,914
				1,104,445
				1,988,116
Kentucky: 0.87%
Health revenue: 0.87%
Kentucky EDFA Rosedale Green Project Refunding Bond	5.50	11-15-2035	1,000,000	943,013
Maryland: 1.34%
Education revenue: 0.96%
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	1,000,000	1,048,675
Miscellaneous revenue: 0.38%
Maryland Economic Development Corporation Special Obligation Covington Project	4.00	9-1-2050	500,000	406,076
				1,454,751
Massachusetts: 0.88%
Health revenue: 0.88%
Massachusetts Development Finance Agency Revenue Refunding Bond Series 2022	5.13	1-1-2040	1,000,000	962,554
The accompanying notes are an integral part of these financial statements.

16  |  Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Michigan: 2.99%
Education revenue: 0.38%
Michigan Finance Authority Limited Obligation Refunding Bond Public School Academy Bradford	4.80%	9-1-2040	$ 150,000	$ 129,202
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	292,500	292,681
				421,883
Miscellaneous revenue: 1.21%
Charyl Stockwell Academy Michigan Public School Refunding Bond	4.88	10-1-2023	140,000	139,218
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bonds Series F	4.50	10-1-2029	1,000,000	1,007,792
Michigan Public Educational Facilities Authority Chandler Park Academy Project	6.35	11-1-2028	170,000	170,126
				1,317,136
Tax revenue: 1.40%
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2024	20,000	18,136
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2025	580,000	497,933
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2044	1,000,000	1,007,540
				1,523,609
				3,262,628
Minnesota: 2.74%
Education revenue: 1.60%
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015-A	4.40	7-1-2025	65,000	65,363
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015-A	5.00	7-1-2030	195,000	198,899
St. Cloud MN Charter School Lease Revenue Bonds Athlos Academy of St. Cloud Series A 144A	5.25	6-1-2032	1,000,000	965,873
Woodbury MN Charter School Woodbury Leadership Academy	4.00	7-1-2051	660,000	513,374
				1,743,509
Health revenue: 0.46%
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	500,000	499,058
Housing revenue: 0.68%
Minneapolis MN Student Housing Riverton Community Housing Project Refunding Bond	4.70	8-1-2026	335,000	337,884
Minneapolis MN Student Housing Riverton Community Housing Project Refunding Bond	4.80	8-1-2027	400,000	403,439
				741,323
				2,983,890
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Missouri: 0.61%
Tax revenue: 0.61%
Blue Springs MO Special Obligation Tax Improvement & Refunding Bonds Adams Farm Project Series A	4.00%	6-1-2026	$ 70,000	$ 67,134
Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	615,000	597,205
				664,339
New Jersey: 3.86%
Education revenue: 1.09%
Camden County NJ Improvement Authority Charter School Revenue Bond Series 2022 144A	5.00	7-15-2042	1,175,000	1,183,625
GO revenue: 0.97%
Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	1,000,000	1,061,264
Industrial development revenue: 0.23%
New Jersey EDA Continental Airlines Incorporated Project	5.25	9-15-2029	250,000	252,877
Transportation revenue: 1.57%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	1,000,000	678,449
New Jersey TTFA Transportation System Series C	5.25	6-15-2032	1,000,000	1,033,454
				1,711,903
				4,209,669
New Mexico: 1.06%
Tax revenue: 1.06%
Winrock Town Center NM Tax Increment Development District #1 Senior Lien Gross Receipts Tax Increment Bonds Series 2022 144A	4.25	5-1-2040	1,375,000	1,160,008
New York: 7.42%
Airport revenue: 1.58%
New York Transportation Development Corporation Special Facilities Revenue Bond Series 2022	5.00	12-1-2041	1,660,000	1,716,399
Education revenue: 3.94%
Build NYC Resource Corporation Friends of Hellenic Classical 144A	5.00	12-1-2041	1,200,000	1,195,456
Build NYC Resource Corporation New World Preparatory Charter School	4.00	6-15-2051	690,000	545,121
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.60	2-1-2051	500,000	390,724
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	5.73	2-1-2050	1,000,000	1,006,659
New York Dormitory Authority Supported Debt St. Josephs College	4.00	7-1-2035	400,000	385,120
New York Dormitory Authority Supported Debt St. Josephs College	5.00	7-1-2051	750,000	774,584
				4,297,664
The accompanying notes are an integral part of these financial statements.

18  |  Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 1.66%
Dutchess County NY Local Development Corporation Series B	4.00%	7-1-2049	$ 910,000	$ 810,610
Westchester County NY Local Development Corporation Revenue Bond Series 2016	5.00	11-1-2046	1,000,000	1,000,072
				1,810,682
Tobacco revenue: 0.24%
Suffolk County NY Tobacco Securitization Corporation Settlement CAB Asset-Backed Bonds ¤	0.00	6-1-2066	2,500,000	256,913
				8,081,658
Ohio: 3.04%
Education revenue: 0.45%
Ohio Higher Education Facility Commission The Cleveland Institute of Music 2022 Project	5.38	12-1-2052	500,000	494,484
Resource recovery revenue: 0.80%
Southern Ohio Port Authority Exempt Facility Revenue PureCycle Project 144A	7.00	12-1-2042	1,000,000	865,184
Tobacco revenue: 1.79%
Buckeye Tobacco Settlement Financing Authority CAB ¤	0.00	6-1-2057	8,000,000	1,026,419
Buckeye Tobacco Settlement Financing Authority CAB	5.00	6-1-2055	985,000	927,505
				1,953,924
				3,313,592
Oregon: 1.94%
Health revenue: 1.94%
Oregon Facilities Authority Revenue Refunding Bond Samaritan Health Services Project Series A	5.00	10-1-2040	1,685,000	1,772,082
Polk County OR Hospital Facility Authority Revenue Bond Dallas Retirement Village Project Series 2015-A	5.00	7-1-2025	345,000	345,282
				2,117,364
Pennsylvania: 4.27%
Education revenue: 0.61%
Allegheny County PA IDA Propel Charter School Sunrise Project	5.25	7-15-2023	25,000	25,253
Philadelphia PA IDA Independence Charter School Project	5.00	6-15-2039	250,000	250,486
Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	375,000	386,965
				662,704
Health revenue: 1.84%
Lancaster County Hospital Authority Series 2021	5.00	11-1-2051	1,000,000	1,049,486
Quakertown PA General Authority Health LifeQuest Obligated Group Refunding Bond Series C	5.30	7-1-2042	1,000,000	953,248
				2,002,734
Miscellaneous revenue: 0.87%
Chester County PA IDA Woodlands at Graystone Project Series 2018 144A	5.13	3-1-2048	987,000	952,129
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.95%
Philadelphia PA Gas Works Revenue Fifteenth Series	5.00%	8-1-2047	$1,000,000	$ 1,039,018
				4,656,585
South Carolina: 2.28%
Education revenue: 1.01%
South Carolina Jobs EDA Refunding Bond Columbia College Project	5.75	10-1-2045	500,000	473,612
South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	65,000	67,108
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	500,000	557,206
				1,097,926
Health revenue: 0.83%
South Carolina Jobs EDA Residential Facilities Revenue Episcopal Home Still Hopes Refunding Bond Series A	5.00	4-1-2048	1,000,000	904,762
Resource recovery revenue: 0.44%
South Carolina Jobs EDA †	8.00	12-6-2029	100,000	82,637
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A†	6.25	2-1-2045	1,000,000	400,000
				482,637
				2,485,325
Tennessee: 1.03%
Tax revenue: 1.03%
Bristol TN Industrial Development Board Sales Tax CAB Series B 144A¤	0.00	12-1-2031	1,000,000	608,780
Nashville TN Metropolitan Development & Housing Agency Tax Increment Fifth & Broadway Development Project 144A	5.13	6-1-2036	500,000	509,792
				1,118,572
Texas: 3.22%
Education revenue: 1.56%
Arlington TX Higher Education Finance Corporation Refunding Bond Wayside Schools Series A	4.00	8-15-2046	860,000	695,711
Arlington TX Higher Education Finance Corporation Universal Academy Series A	7.00	3-1-2034	320,000	330,894
Pottsboro TX Higher Education Finance Corporation Imagine International Academy of North Texas Series A	3.88	8-15-2026	695,000	677,055
				1,703,660
GO revenue: 0.89%
Port Isabel TX Series 2019 144A	5.10	2-15-2049	950,000	969,580
Tax revenue: 0.39%
Baytown TX Municipal Development District Hotel Second Lien Baytown Convention 144A	5.00	10-1-2050	500,000	426,011
Transportation revenue: 0.19%
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00	12-31-2038	200,000	206,741
The accompanying notes are an integral part of these financial statements.

20  |  Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.19%
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation	5.50%	8-1-2027	$ 190,000	$ 206,240
				3,512,232
Utah: 2.36%
Education revenue: 0.91%
Utah Charter School Finance Authority Freedom Academy Foundation St. George 144A	5.00	6-15-2041	1,020,000	987,216
Miscellaneous revenue: 0.71%
Mida Mountain Village Public Infrastructure District Utah Special Assessment Revenue Bonds Area #2 Series 2021 144A	4.00	8-1-2050	1,000,000	773,781
Tax revenue: 0.74%
Utah Inland Port Authority Crossroads Public Infrastructure District Tax Differential Revenue 144A	4.38	6-1-2052	1,000,000	808,349
				2,569,346
Virginia: 0.78%
Health revenue: 0.78%
Roanoke VA EDA Residential Care Richfield Living	5.13	9-1-2055	1,210,000	845,798
West Virginia: 1.40%
Tax revenue: 1.40%
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	5.75	6-1-2043	1,500,000	1,526,796
Wisconsin: 5.92%
Education revenue: 4.67%
Public Finance Authority WI Education Revenue Bond Uwharrie Charter Academy Project Series 2022A 144A	5.00	6-15-2042	1,310,000	1,260,370
Wisconsin PFA Charter School Voyager Funding Incorporated Project Series A	4.13	10-1-2024	95,000	95,616
Wisconsin PFA Coral Academy Science Las Vegas Series A	5.00	7-1-2024	160,000	162,694
Wisconsin PFA Educational Facility Revenue Refunding Bond Estancia Valley Classical 144A	4.25	7-1-2051	1,000,000	746,582
Wisconsin PFA Research Triangle High School Project Series 2015-A 144A	5.63	7-1-2045	1,000,000	1,016,315
Wisconsin PFA Revenue and Revenue Refunding Bonds Roseman University Sciences Project Series 2022 144A	4.00	4-1-2052	625,000	499,034
Wisconsin PFA Wilson Preparatory Academy Series A 144A	5.00	6-15-2039	1,285,000	1,305,630
				5,086,241
Health revenue: 1.25%
Wisconsin HEFA Wisconsin Illinois Senior Housing Incorporated Series 2018-A	5.25	8-1-2048	1,500,000	1,359,884
				6,446,125
Total Municipal obligations (Cost $109,235,221)				102,567,029

The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2022

		Yield	Shares	Value
Short-term investments: 5.13%
Investment companies: 5.13%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.85%	5,590,566	$ 5,593,920
Total Short-term investments (Cost $5,593,920)				5,593,920
Total investments in securities (Cost $114,829,141)	99.27%			108,160,949
Other assets and liabilities, net	0.73			792,927
Total net assets	100.00%			$108,953,876

¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CCAB	Convertible capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
GO	General obligation
HEFA	Health & Educational Facilities Authority
IDA	Industrial Development Authority
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$2,812,701	$68,384,175	$(65,605,604)	$2,648	$0	$5,593,920	5,590,566	$13,822
The accompanying notes are an integral part of these financial statements.

22  |  Allspring High Yield Municipal Bond Fund

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $109,235,221)	$ 102,567,029
Investments in affiliated securities, at value (cost $5,593,920)	5,593,920
Receivable for Fund shares sold	1,267,649
Receivable for interest	1,256,477
Receivable for investments sold	876,687
Prepaid expenses and other assets	49,740
Total assets	111,611,502
Liabilities
Payable for when-issued transactions	2,380,100
Payable for Fund shares redeemed	197,695
Management fee payable	25,333
Dividends payable	16,229
Administration fees payable	10,623
Distribution fee payable	3,956
Trustees’ fees and expenses payable	2,488
Accrued expenses and other liabilities	21,202
Total liabilities	2,657,626
Total net assets	$108,953,876
Net assets consist of
Paid-in capital	$ 117,350,153
Total distributable loss	(8,396,277)
Total net assets	$108,953,876
Computation of net asset value and offering price per share
Net assets – Class A	$ 37,137,913
Shares outstanding – Class A1	3,883,169
Net asset value per share – Class A	$9.56
Maximum offering price per share – Class A2	$10.01
Net assets – Class C	$ 6,435,097
Shares outstanding – Class C1	672,831
Net asset value per share – Class C	$9.56
Net assets – Class R6	$ 23,185
Shares outstanding – Class R6[1]	2,418
Net asset value per share – Class R6	$9.59
Net assets – Administrator Class	$ 8,586,791
Shares outstanding – Administrator Class[1]	897,508
Net asset value per share – Administrator Class	$9.57
Net assets – Institutional Class	$ 56,770,890
Shares outstanding – Institutional Class[1]	5,936,341
Net asset value per share – Institutional Class	$9.56
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  23

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 4,529,398
Income from affiliated securities	13,822
Total investment income	4,543,220
Expenses
Management fee	514,811
Administration fees
Class A	62,808
Class C	12,480
Class R6	7
Administrator Class	9,340
Institutional Class	37,234
Shareholder servicing fees
Class A	96,919
Class C	19,129
Administrator Class	23,274
Distribution fee
Class C	57,386
Custody and accounting fees	9,166
Professional fees	58,762
Registration fees	73,416
Shareholder report expenses	31,102
Trustees’ fees and expenses	20,033
Other fees and expenses	8,441
Total expenses	1,034,308
Less: Fee waivers and/or expense reimbursements
Fund-level	(227,255)
Class A	(35,329)
Class C	(5,460)
Administrator Class	(13,076)
Net expenses	753,188
Net investment income	3,790,032
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(1,708,278)
Affiliated securities	2,648
Net realized losses on investments	(1,705,630)
Net change in unrealized gains (losses) on investments	(13,871,298)
Net realized and unrealized gains (losses) on investments	(15,576,928)
Net decrease in net assets resulting from operations	$(11,786,896)
The accompanying notes are an integral part of these financial statements.

24  |  Allspring High Yield Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 3,790,032		$ 3,440,985
Net realized gains (losses) on investments		(1,705,630)		911,892
Net change in unrealized gains (losses) on investments		(13,871,298)		5,105,151
Net increase (decrease) in net assets resulting from operations		(11,786,896)		9,458,028
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,572,805)		(1,172,015)
Class C		(252,745)		(269,688)
Class R6		(1,044)		(1,024)
Administrator Class		(384,186)		(411,592)
Institutional Class		(1,958,274)		(1,575,840)
Total distributions to shareholders		(4,169,054)		(3,430,159)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,829,910	19,247,400	1,673,934	18,163,880
Class C	121,872	1,282,715	79,503	849,819
Administrator Class	874,425	8,646,964	315,942	3,377,804
Institutional Class	5,497,610	54,759,627	1,898,693	20,587,992
		83,936,706		42,979,495
Reinvestment of distributions
Class A	141,735	1,500,548	102,915	1,113,891
Class C	23,517	249,871	24,792	267,616
Class R6	62	645	0	0
Administrator Class	20,739	219,472	23,595	254,696
Institutional Class	185,327	1,946,947	144,580	1,563,015
		3,917,483		3,199,218
Payment for shares redeemed
Class A	(1,451,197)	(15,179,217)	(790,074)	(8,625,088)
Class C	(231,805)	(2,409,232)	(231,430)	(2,501,505)
Administrator Class	(866,104)	(8,538,467)	(536,005)	(5,758,070)
Institutional Class	(3,730,743)	(36,960,703)	(1,610,196)	(17,407,832)
		(63,087,619)		(34,292,495)
Net increase in net assets resulting from capital share transactions		24,766,570		11,886,218
Total increase in net assets		8,810,620		17,914,087
Net assets
Beginning of period		100,143,256		82,229,169
End of period		$108,953,876		$100,143,256
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.16	$10.43	$10.97	$10.59	$10.37
Net investment income	0.38	0.41	0.44	0.39	0.40
Net realized and unrealized gains (losses) on investments	(1.56)	0.73	(0.54)	0.38	0.22
Total from investment operations	(1.18)	1.14	(0.10)	0.77	0.62
Distributions to shareholders from
Net investment income	(0.38)	(0.41)	(0.44)	(0.39)	(0.40)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.42)	(0.41)	(0.44)	(0.39)	(0.40)
Net asset value, end of period	$9.56	$11.16	$10.43	$10.97	$10.59
Total return[1]	(10.84)%	10.98%	(0.98)%	7.43%	6.11%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.14%	1.12%	1.09%	1.07%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.85%
Net investment income	3.61%	3.74%	4.05%	3.68%	3.82%
Supplemental data
Portfolio turnover rate	30%	55%	14%	20%	50%
Net assets, end of period (000s omitted)	$37,138	$37,514	$24,791	$23,674	$17,086

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

26  |  Allspring High Yield Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.16	$10.44	$10.97	$10.59	$10.37
Net investment income	0.30	0.32	0.36	0.31	0.32
Net realized and unrealized gains (losses) on investments	(1.55)	0.72	(0.53)	0.38	0.22
Total from investment operations	(1.25)	1.04	(0.17)	0.69	0.54
Distributions to shareholders from
Net investment income	(0.31)	(0.32)	(0.36)	(0.31)	(0.32)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.35)	(0.32)	(0.36)	(0.31)	(0.32)
Net asset value, end of period	$9.56	$11.16	$10.44	$10.97	$10.59
Total return[1]	(11.51)%	10.14%	(1.63)%	6.63%	5.32%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.89%	1.87%	1.84%	1.82%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.60%
Net investment income	2.84%	3.02%	3.29%	2.91%	3.09%
Supplemental data
Portfolio turnover rate	30%	55%	14%	20%	50%
Net assets, end of period (000s omitted)	$6,435	$8,471	$9,250	$9,955	$8,896

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$11.16	$10.44	$10.98	$10.61
Net investment income	0.42	0.44	0.47	0.39
Net realized and unrealized gains (losses) on investments	(1.55)	0.71	(0.54)	0.37
Total from investment operations	(1.13)	1.15	(0.07)	0.76
Distributions to shareholders from
Net investment income	(0.40)	(0.43)	(0.47)	(0.39)
Net realized gains	(0.04)	0.00	0.00	0.00
Total distributions to shareholders	(0.44)	(0.43)	(0.47)	(0.39)
Net asset value, end of period	$9.59	$11.16	$10.44	$10.98
Total return[2]	(10.53)%	11.28%	(0.68)%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.76%	0.73%	0.71%
Net expenses	0.50%	0.50%	0.50%	0.50%
Net investment income	3.91%	4.07%	4.34%	3.96%
Supplemental data
Portfolio turnover rate	30%	55%	14%	20%
Net assets, end of period (000s omitted)	$23	$26	$25	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring High Yield Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.16	$10.44	$10.98	$10.59	$10.37
Net investment income	0.40	0.42	0.45	0.40	0.41
Net realized and unrealized gains (losses) on investments	(1.55)	0.72	(0.54)	0.39	0.22
Total from investment operations	(1.15)	1.14	(0.09)	0.79	0.63
Distributions to shareholders from
Net investment income	(0.40)	(0.42)	(0.45)	(0.40)	(0.41)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.44)	(0.42)	(0.45)	(0.40)	(0.41)
Net asset value, end of period	$9.57	$11.16	$10.44	$10.98	$10.59
Total return	(10.65)%	11.10%	(0.87)%	7.64%	6.21%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.08%	1.05%	1.03%	1.01%
Net expenses	0.68%	0.69%	0.70%	0.71%	0.75%
Net investment income	3.73%	3.88%	4.12%	3.69%	3.93%
Supplemental data
Portfolio turnover rate	30%	55%	14%	20%	50%
Net assets, end of period (000s omitted)	$8,587	$9,692	$11,115	$15,704	$24,627
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Municipal Bond Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.15	$10.43	$10.97	$10.59	$10.37
Net investment income	0.41	0.43	0.46	0.42	0.43
Net realized and unrealized gains (losses) on investments	(1.55)	0.72	(0.53)	0.38	0.22
Total from investment operations	(1.14)	1.15	(0.07)	0.80	0.65
Distributions to shareholders from
Net investment income	(0.41)	(0.43)	(0.47)	(0.42)	(0.43)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.45)	(0.43)	(0.47)	(0.42)	(0.43)
Net asset value, end of period	$9.56	$11.15	$10.43	$10.97	$10.59
Total return	(10.54)%	11.15%	(0.74)%	7.70%	6.37%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.81%	0.78%	0.76%	0.74%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.60%
Net investment income	3.87%	4.00%	4.24%	3.92%	4.09%
Supplemental data
Portfolio turnover rate	30%	55%	14%	20%	50%
Net assets, end of period (000s omitted)	$56,771	$44,440	$37,049	$85,187	$75,560
The accompanying notes are an integral part of these financial statements.

30  |  Allspring High Yield Municipal Bond Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring High Yield Municipal Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Allspring High Yield Municipal Bond Fund  |  31

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $114,927,437 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 1,631,096
Gross unrealized losses	(8,397,584)
Net unrealized losses	$(6,766,488)
As of June 30, 2022, the Fund had current year deferred post-October capital losses consisting of $1,595,116 in short-term capital losses and $115,339 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

32  |  Allspring High Yield Municipal Bond Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 102,567,029	$0	$ 102,567,029
Short-term investments
Investment companies	5,593,920	0	0	5,593,920
Total assets	$5,593,920	$102,567,029	$0	$108,160,949
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.500%
Next $500 million	0.475
Next $2 billion	0.450
Next $2 billion	0.425
Next $5 billion	0.390
Over $10 billion	0.380
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Allspring High Yield Municipal Bond Fund  |  33

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.80%
Class C	1.55
Class R6	0.50
Administrator Class	0.70
Institutional Class	0.55
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $3,261 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $50,891,616 and $30,224,458, respectively.

34  |  Allspring High Yield Municipal Bond Fund

Notes to financial statements
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:
	Year ended June 30
	2022	2021
Ordinary income	$ 363,427	$ 0
Tax-exempt income	3,800,802	3,430,159
Long-term capital gain	4,825	0
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Post-October capital losses deferred
$96,895	$(6,766,488)	$(1,710,455)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring High Yield Municipal Bond Fund  |  35

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring High Yield Municipal Bond Fund (formerly, Wells Fargo High Yield Municipal Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

36  |  Allspring High Yield Municipal Bond Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $4,825 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring High Yield Municipal Bond Fund  |  37

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

38  |  Allspring High Yield Municipal Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring High Yield Municipal Bond Fund  |  39

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

40  |  Allspring High Yield Municipal Bond Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring High Yield Municipal Bond Fund  |  41

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00659 08-22
A264/AR264 06-22

Annual Report
June 30, 2022
Allspring
Intermediate Tax/AMT-Free Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Intermediate Tax/AMT-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Intermediate Tax/AMT-Free Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Intermediate Tax/AMT-Free Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Intermediate Tax/AMT-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Robert J. Miller, Adrian Van Poppel, Nicholos Venditti
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFTAX)	7-31-2007	-9.79	0.56	1.52	-7.00	1.18	1.83	0.80	0.70
Class C (WFTFX)	7-31-2007	-8.70	0.42	1.22	-7.70	0.42	1.22	1.55	1.45
Class R6 (WFRTX)[3]	7-31-2018	–	–	–	-6.71	1.47	2.11	0.42	0.40
Administrator Class (WFITX)	3-31-2008	–	–	–	-6.99	1.26	1.92	0.74	0.60
Institutional Class (WITIX)	3-31-2008	–	–	–	-6.84	1.43	2.09	0.47	0.45
Bloomberg Municipal Bond 1-15 Year Blend Index[4]	–	–	–	–	-6.53	1.47	2.08	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg Municipal Bond 1–15 Year Blend Index is the 1–15 year component of the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6  |  Allspring Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond 1-15 Year Blend Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

Allspring Intermediate Tax/AMT-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg Municipal Bond 1-15 Year Blend Index, for the 12-month period ended June 30, 2022.
■	Our overweight to lower-investment-grade bonds (A-rated and BBB-rated) detracted as higher-quality bonds (AA-rated and AAA-rated) outperformed.
■	Duration, yield-curve positioning, and sector positioning contributed to performance while credit lagged.
■	We tactically moved duration at the beginning of the period from long relative to the benchmark to short. The market sold off during the period, so our short duration was positive.
■	Curve positioning was the largest contributor to performance. Our moderate underweight to the 12- to 17-year parts of the yield curve was especially advantageous as this was the worst-performing maturity range in the index.
■	Our underweight to higher-beta (more volatile) sectors, such as housing, hospital, industrial development revenue/pollution control revenue (IDR/PCR), and transportation, was positive as these sectors underperformed.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of the balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75%, as the U.S. Federal Reserve (Fed) attempts to curb record-high inflation while avoiding recession.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Allspring Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index* fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors will return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
Credit allocation was a drag on performance. Our overweights to lower-quality investment-grade bonds and a modest allocation to high yield detracted as lower-quality bonds performed poorly. The income advantage was insufficient to overcome price declines. Despite our overweight to these relatively weak rating categories, the Fund had strong selection within the category. Our underweight to the highest-quality rating categories detracted.
Coming into the year, municipal bonds had been on a tear, supported by strong technical factors such as record flows into municipal bond funds, which exacerbated a supply/demand imbalance. Facing very low yields, investors were stretching to maintain income levels by going further out the yield curve and down in credit quality, which had caused the long end of the yield curve and lower-rated investment-grade bonds as well as high yield to outperform the overall market. This worked until technicals began to unwind early in the period, which was marked by eight down months and four up months. The year began with the 10-year AAA municipal bond yield indicated at 0.99% by Municipal Market Data and ended with an indicated yield of 2.72% with the long end (beyond 20 years) and credit underperforming. Flows turned negative and the muni market set an annual record for outflows in the first five months of the second half of the period.
Quality allocation and sector/selection effects detracted from relative performance while duration and yield-curve positioning contributed.
We began the period with duration modestly long to the benchmark to take advantage of summer technicals. This worked well in June and July, and we began to reduce duration in August and got modestly short to the benchmark, which was positive as the market had negative returns through October. We began moving the duration closer to neutral in early November and entered 2022 with duration neutral to the benchmark. As the market sold off, we shortened relative to the benchmark by selling into periods of strength. We ended the period short duration to the benchmark. Our overall duration positioning was additive as we tactically moved duration around from modestly long to modestly short to take advantage of short-term technicals and to reflect our overall market outlook.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Yield-curve positioning was the largest contributor to performance. Our modest underweight to bonds inside of 6 years detracted as shorter-dated bonds had strong performance, but it was more than offset by our decisive underweight to the 12- to 17-year part of the curve, which was the worst-performing maturity range in the index.
Sector allocation was an overall modest contributor to performance, with selection within the sectors providing the biggest boost to returns. Overweights to the education and special tax sectors were positive as these sectors outperformed. Underweights to housing, hospital, IDR/PCR, and transportation were positive as these sectors performed poorly. Despite a moderate overweight to the weak leasing

*	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index

Allspring Intermediate Tax/AMT-Free Fund  |  9

Performance highlights (unaudited)
sector, the Fund outperformed by a wide margin, indicating good selection within the sector.
The outlook remains favorable for active bond management, in our view.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

10  |  Allspring Intermediate Tax/AMT-Free Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 928.87	$3.35	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$ 925.40	$6.92	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Class R6
Actual	$1,000.00	$ 930.32	$1.91	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Administrator Class
Actual	$1,000.00	$ 928.54	$2.87	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 929.30	$2.15	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Intermediate Tax/AMT-Free Fund  |  11

Portfolio of investments—June 30, 2022

	Principal	Value
Closed end municipal bond fund obligations: 0.14%
Other: 0.14%
Nuveen AMT-Free Municipal Credit Income Fund Preferred Shares Series C (100 shares) 1.41% 144Aø	$ 2,000,000	$ 2,000,000
Total Closed end municipal bond fund obligations (Cost $2,000,000)		2,000,000

	Interest rate	Maturity date
Municipal obligations: 98.61%
Alabama: 0.97%
Education revenue: 0.23%
Auburn AL Refunding Bond Series A	4.00%	6-1-2033	1,000,000	1,019,536
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2033	595,000	606,689
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2035	865,000	874,863
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2037	920,000	925,538
				3,426,626
Utilities revenue: 0.74%
Southeast Alabama Energy Authority Commodity Supply Project #2 Series B	4.00	12-1-2051	1,000,000	995,568
Southeast Alabama Gas Supply District Project #2 Series B (1 Month LIBOR +0.85%) ±	1.56	6-1-2049	10,000,000	9,853,904
				10,849,472
				14,276,098
Alaska: 0.27%
Miscellaneous revenue: 0.27%
Matanuska-Susitna Borough AK Goode Creek Correctional Project	4.00	9-1-2030	3,870,000	3,970,601
Arizona: 1.60%
Education revenue: 0.43%
Arizona Board of Regents University of Arizona System Series A	5.00	6-1-2037	2,645,000	2,897,226
Arizona IDA Education Facility Revenue Bonds Series 2021A	4.00	7-1-2034	335,000	310,254
Arizona IDA Education Facility Revenue Bonds Series 2021A	4.00	7-1-2035	240,000	220,541
Arizona IDA Education Facility Revenue Bonds Series 2021A	4.00	7-1-2035	345,000	317,028
Arizona IDA Education Facility Revenue Bonds Series 2021A	4.00	7-1-2036	220,000	200,884
Arizona IDA Education Facility Revenue Bonds Series 2021A	4.00	7-1-2036	315,000	287,630
Arizona IDA Education Facility Revenue Bonds Series 2021A	5.00	7-1-2033	315,000	323,845
Pima County AZ Community College District Series 2019	5.00	7-1-2034	500,000	553,049
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Pima County AZ Community College District Series 2019	5.00%	7-1-2035	$ 600,000	$ 662,614
Pima County AZ Community College District Series 2019	5.00	7-1-2036	500,000	551,463
				6,324,534
GO revenue: 0.04%
Estrella Mountain Ranch AZ Community Facilities District Refunding Bond (AGM Insured)	5.00	7-15-2025	585,000	629,453
Health revenue: 0.05%
Tempe AZ IDA Refunding Bonds Friendship Village of Tempe Project Series 2021A	4.00	12-1-2028	370,000	352,846
Tempe AZ IDA Refunding Bonds Friendship Village of Tempe Project Series 2021A	4.00	12-1-2029	385,000	361,400
				714,246
Miscellaneous revenue: 0.74%
Arizona Refunding Bond Certificate of Participation	5.00	9-1-2027	3,040,000	3,286,697
Phoenix AZ Civic Improvement Corporation Series D	5.00	7-1-2024	190,000	199,938
Phoenix AZ Civic Improvement Corporation Series D	5.00	7-1-2036	7,000,000	7,469,089
				10,955,724
Tax revenue: 0.34%
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2027	450,000	473,987
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2028	700,000	736,893
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2034	3,680,000	3,854,158
				5,065,038
				23,688,995
Arkansas: 0.16%
Miscellaneous revenue: 0.16%
Arkansas Development Finance Authority Arkansas Division of Emergency Management Project	4.00	6-1-2033	500,000	516,680
Arkansas Development Finance Authority Arkansas Division of Emergency Management Project	4.00	6-1-2035	1,000,000	1,025,098
Arkansas Development Finance Authority Arkansas Division of Emergency Management Project	4.00	6-1-2036	850,000	868,167
				2,409,945
California: 4.90%
Airport revenue: 0.51%
Sacramento CA Airport System Senior Bond Series A	5.00	7-1-2026	1,315,000	1,434,454
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2032	600,000	655,030
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2033	500,000	543,166
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2034	1,000,000	1,080,504
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2026	750,000	818,130
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2027	1,750,000	1,930,945
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2028	1,000,000	1,114,132
				7,576,361
Education revenue: 0.11%
California CDA Series A	6.90	8-1-2031	1,565,000	1,568,926
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue: 1.98%
California Refunding Bond Various Purposes	5.00%	8-1-2030	$ 1,575,000	$ 1,720,675
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2029	1,565,000	1,218,127
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2031	2,400,000	1,704,177
Los Angeles CA Unified School District Los Angeles County Series RYQ	4.00	7-1-2037	2,000,000	2,008,631
Monterey County CA Alisal Union School District Series A (BAM Insured)	5.25	8-1-2042	1,500,000	1,629,114
New Haven CA Unified School District CAB Project (AGC Insured) ¤	0.00	8-1-2033	5,590,000	3,661,716
Patterson CA Unified School District CAB Election of 2008 Project Series B (AGM Insured) ¤	0.00	8-1-2033	3,000,000	1,977,995
Rio Hondo CA Community College District ¤	0.00	8-1-2030	2,315,000	1,752,054
San Diego CA Unified School District Election of 1998 Series E-2 (AGM Insured)	5.50	7-1-2027	5,000,000	5,733,093
Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2031	2,590,000	1,847,296
Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2032	2,800,000	1,908,076
West Contra Costa CA Unified School District Election of 2005 Series C-1 (AGC Insured) ¤	0.00	8-1-2026	4,620,000	4,111,373
				29,272,327
Health revenue: 0.16%
California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2032	975,000	1,070,300
California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2033	1,150,000	1,258,835
				2,329,135
Housing revenue: 0.13%
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	960,797	949,797
Tender Option Bond Trust Receipts/Certificates Series 2020-MIZ9012 (Mizuho Capital Markets LLC LIQ) 144Aø	1.16	10-1-2036	999,000	999,000
				1,948,797
Miscellaneous revenue: 0.37%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	2,500,000	2,633,819
Foothill de Anza CA Community College District Certificate of Participation	5.00	4-1-2033	500,000	532,915
Gold Coast Transit District California Transit Finance Corporation Certificate of Participation	5.00	7-1-2027	520,000	573,511
San Diego CA Public Facilities Financing Authority Capital Improvement Projects Series B	5.00	10-15-2027	500,000	541,083
San Diego CA Public Facilities Financing Authority Capital Improvement Projects Series B	5.00	10-15-2028	1,000,000	1,080,629
				5,361,957
Transportation revenue: 0.67%
Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	2.23	4-1-2036	9,810,000	9,883,524
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.97%
California Community Choice Financing Authority Clean Energy Project Green Bond Series B-1	4.00%	2-1-2052	$ 4,000,000	$ 3,997,093
M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	2,035,000	2,532,125
M-S-R California Energy Authority Gas Series C	7.00	11-1-2034	3,000,000	3,732,862
Sacramento CA Municipal Utility District Series B	5.00	8-15-2030	1,075,000	1,112,415
Vernon CA Electric System Series A	5.00	8-1-2026	600,000	641,747
Vernon CA Electric System Series A	5.00	8-1-2031	1,160,000	1,265,957
Victorville California Electric Revenue Series A	5.00	5-1-2033	500,000	544,258
Victorville California Electric Revenue Series A	5.00	5-1-2034	500,000	540,142
				14,366,599
				72,307,626
Colorado: 1.12%
GO revenue: 0.45%
Adams 12 Five Star Schools	5.00	12-15-2028	3,800,000	4,196,522
Mesa County CO Valley School District #51 Grand Junction	5.50	12-1-2035	2,175,000	2,451,772
				6,648,294
Miscellaneous revenue: 0.45%
Colorado Certificate of Participation Series A	4.00	12-15-2036	1,500,000	1,503,658
Regents of the University of Colorado Certificate of Participation Series A	5.00	11-1-2028	5,000,000	5,210,308
				6,713,966
Tax revenue: 0.18%
Colorado Regional Transportation District Denver Transit Partners Eagle P3 Project Series A & B	5.00	7-15-2028	885,000	934,252
Colorado Regional Transportation District Denver Transit Partners Eagle P3 Project Series A & B	5.00	1-15-2029	600,000	633,568
Colorado Regional Transportation District Denver Transit Partners Eagle P3 Project Series A & B	5.00	1-15-2030	1,000,000	1,056,774
				2,624,594
Water & sewer revenue: 0.04%
Central Weld County CO Water District Revenue Bond (AGM Insured)	4.00	12-1-2033	500,000	531,969
				16,518,823
Connecticut: 1.61%
Education revenue: 0.48%
Connecticut HEFAR University of Hartford Issue Series N	5.00	7-1-2029	480,000	503,722
Connecticut HEFAR University of Hartford Issue Series N	5.00	7-1-2030	870,000	906,116
Connecticut Higher Education Supplemental Loan Authority Loan Program Series D	3.00	11-15-2035	1,000,000	1,025,337
University of Connecticut Series A	5.00	3-15-2032	4,355,000	4,672,033
				7,107,208
GO revenue: 0.80%
Bridgeport CT Series A	5.00	6-1-2031	1,855,000	2,099,058
Connecticut Series B	4.00	6-1-2034	750,000	770,044
Connecticut Series B	5.00	6-15-2027	3,000,000	3,221,004
Connecticut Series F	5.00	11-15-2032	300,000	320,222
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Hamden CT Refunding Bond Series A (BAM Insured)	5.00%	8-15-2029	$ 500,000	$ 548,470
Hamden CT Refunding Bond Series A (BAM Insured)	5.00	8-15-2030	1,200,000	1,303,419
Hamden CT Series A (BAM Insured)	5.00	8-15-2026	2,000,000	2,177,966
Hamden CT Series A (BAM Insured)	5.00	8-15-2027	1,200,000	1,321,004
				11,761,187
Health revenue: 0.19%
Connecticut HEFA Revenue Bonds Stamford Hospital Issue Series M	4.00	7-1-2038	2,000,000	1,817,900
Connecticut HEFAR Stamford Hospital Issue Series M	4.00	7-1-2035	1,000,000	942,020
				2,759,920
Tax revenue: 0.14%
Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A	4.00	9-1-2036	1,000,000	1,002,660
Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A	5.00	8-1-2030	1,000,000	1,066,088
				2,068,748
				23,697,063
Delaware: 0.14%
Education revenue: 0.14%
Delaware EDA Odyssey Charter School Project Series B 144A	6.75	9-1-2035	2,000,000	2,098,530
District of Columbia: 1.98%
GO revenue: 0.87%
District of Columbia Series 2014C	5.00	6-1-2034	3,000,000	3,113,697
District of Columbia Series 2014C	5.00	6-1-2035	1,620,000	1,679,260
District of Columbia Series 2016A	5.00	6-1-2033	5,000,000	5,390,835
District of Columbia Series 2017A	5.00	6-1-2033	2,400,000	2,623,087
				12,806,879
Miscellaneous revenue: 0.42%
District of Columbia Federal Highway Grant Anticipation Bond	5.00	12-1-2025	3,520,000	3,568,044
District of Columbia Federal Highway Grant Anticipation Bond	5.25	12-1-2025	2,630,000	2,637,265
				6,205,309
Tax revenue: 0.21%
Washington Convention and Sports Authority Dedicated Tax Refunding Bond Senior Lien Series A	4.00	10-1-2034	750,000	759,431
Washington Convention and Sports Authority Dedicated Tax Refunding Bond Senior Lien Series B	4.00	10-1-2033	720,000	735,876
Washington Convention and Sports Authority Dedicated Tax Refunding Bond Senior Lien Series B	4.00	10-1-2034	650,000	658,173
Washington Convention and Sports Authority Dedicated Tax Refunding Bond Senior Lien Series B	4.00	10-1-2035	1,000,000	1,003,973
				3,157,453
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.31%
Washington Metropolitan Airport Authority Dulles Toll Road Series B	5.00%	10-1-2034	$ 1,250,000	$ 1,311,320
Washington Metropolitan Area Transit Authority Series B	5.00	7-1-2032	3,000,000	3,303,893
				4,615,213
Water & sewer revenue: 0.17%
District of Columbia Water & Sewer Authority Public Utility Senior Lien Series A	5.00	10-1-2037	2,260,000	2,482,009
				29,266,863
Florida: 7.08%
Airport revenue: 0.83%
Hillsborough FL Aviation Authority Tampa International Airport Customer Facility Series A	5.00	10-1-2044	8,335,000	8,457,970
Jacksonville FL Port Authority Series B	5.00	11-1-2035	2,045,000	2,249,569
Miami-Dade County FL Aviation Refunding Bond Series A	4.00	10-1-2035	1,600,000	1,578,110
				12,285,649
Health revenue: 0.82%
Florida Health System Lee Memorial Hospital Series A	5.00	4-1-2036	4,500,000	4,783,156
Highlands County FL Health Facilities Authority Adventist Health System Series A-2 ø	0.91	11-15-2037	3,000,000	3,000,000
Jacksonville FL HCFR Series E ø	0.91	8-1-2036	2,000,000	2,000,000
Miami-Dade County FL Health Facilities Authority Nicklaus Children's Hospital Project	5.00	8-1-2031	500,000	531,464
Miami-Dade County FL Health Facilities Authority Nicklaus Children's Hospital Project	5.00	8-1-2033	1,645,000	1,732,333
				12,046,953
Miscellaneous revenue: 2.45%
Boynton Beach FL PFA Capital Improvement Series 2018	4.00	7-1-2030	2,090,000	2,227,325
Boynton Beach FL PFA Capital Improvement Series 2018	5.00	7-1-2035	3,590,000	3,944,041
Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2028	2,500,000	2,686,459
Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2029	5,000,000	5,368,428
Miami-Dade County FL School Board Certificate of Participation Series D	5.00	11-1-2027	6,600,000	6,969,875
Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2034	1,500,000	1,645,515
Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2035	1,000,000	1,095,546
Orange County FL School Board Certificate of Participation Series C	5.00	8-1-2029	2,000,000	2,158,134
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2032	2,000,000	2,225,708
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2033	4,500,000	4,970,741
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2034	600,000	660,821
Palm Beach County FL Refunding Bond	5.00	5-1-2029	2,000,000	2,187,984
				36,140,577
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  17

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.52%
Miami-Dade County FL Special Obligation Series A	5.00%	10-1-2023	$ 700,000	$ 706,196
Polk County FL School District	5.00	10-1-2033	2,915,000	3,272,908
Tampa FL Sports Authority Stadium Project	5.00	1-1-2025	3,550,000	3,748,608
				7,727,712
Transportation revenue: 0.29%
Florida Mid-Bay Bridge Authority Series A	5.00	10-1-2025	1,250,000	1,320,364
Miami-Dade County FL Expressway Authority Toll System (AGM Insured, Citibank NA LIQ) 144Aø	1.06	7-1-2035	1,050,000	1,050,000
Osceola County FL Transportation Improvement & Refunding Bond Series A-1	5.00	10-1-2034	375,000	393,142
Osceola County FL Transportation Improvement & Refunding Bond Series A-1	5.00	10-1-2035	400,000	418,378
Osceola County FL Transportation Improvement & Refunding Bond Series A-1	5.00	10-1-2036	600,000	626,160
Osceola County FL Transportation Improvement & Refunding Bond Series A-1	5.00	10-1-2037	525,000	547,369
				4,355,413
Utilities revenue: 0.66%
Fort Pierce FL Utilities Authority Refunding Bond Series A (AGM Insured)	5.00	10-1-2035	500,000	562,455
Fort Pierce FL Utilities Authority Refunding Bond Series A (AGM Insured)	5.00	10-1-2037	1,040,000	1,163,103
Jacksonville FL Electric System Revenue Bonds Series 2008A (Royal Bank of Canada SPA) ø	0.93	10-1-2036	8,000,000	8,000,000
				9,725,558
Water & sewer revenue: 1.51%
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2031	500,000	564,650
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2032	950,000	1,069,904
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2035	1,290,000	1,450,025
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2036	880,000	986,317
Tohopekaliga Water Authority Florida Utility System Series 2020 144A	5.00	10-1-2025	12,000,000	13,061,582
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2029	400,000	452,819
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2031	200,000	229,469
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2033	800,000	910,707
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2034	900,000	1,022,028
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2035	750,000	849,844
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2037	1,500,000	1,693,100
				22,290,445
				104,572,307
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Georgia: 1.39%
Health revenue: 0.10%
Brookhaven GA Development Authority Children's Healthcare Series A	5.00%	7-1-2035	$ 1,300,000	$ 1,419,248
Industrial development revenue: 0.03%
George L. Smith II Georgia World Congress Center Authority Convention Center Series 2021A	4.00	1-1-2036	500,000	457,307
Utilities revenue: 1.26%
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A	1.50	1-1-2040	3,000,000	2,875,158
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	6,000,000	6,022,886
Dalton GA Utilities Bond	4.00	3-1-2033	1,100,000	1,108,887
Dalton GA Utilities Bond	4.00	3-1-2034	1,200,000	1,201,747
Georgia Municipal Electric Authority General Resolution Project Series A	4.00	1-1-2036	1,500,000	1,478,312
Georgia Municipal Electric Authority Project One Series A	5.00	1-1-2035	925,000	984,830
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2032	525,000	564,792
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2034	930,000	987,659
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2035	600,000	636,149
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.00	5-15-2029	2,600,000	2,764,777
				18,625,197
				20,501,752
Guam: 0.32%
Airport revenue: 0.05%
Guam International Airport Authority	5.00	10-1-2023	775,000	793,063
Tax revenue: 0.09%
Guam Government Business Privilege Tax Revenue Refunding Bonds Series F	4.00	1-1-2042	1,500,000	1,323,442
Water & sewer revenue: 0.18%
Guam Government Waterworks Authority	5.25	7-1-2033	2,500,000	2,582,632
				4,699,137
Hawaii: 0.08%
Airport revenue: 0.08%
Hawaii Harbor System Series C	4.00	7-1-2036	500,000	510,174
Hawaii Harbor System Series C	4.00	7-1-2037	600,000	621,322
				1,131,496
Illinois: 15.37%
Airport revenue: 1.51%
Chicago IL Midway Airport Second Lien Refunding Bond Series B	4.00	1-1-2035	2,860,000	2,828,557
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  19

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Chicago IL O'Hare International Airport Senior Lien (AGM Insured)	5.13%	1-1-2030	$ 2,610,000	$ 2,642,543
Chicago IL O'Hare International Airport Senior Lien (AGM Insured)	5.13	1-1-2031	3,335,000	3,375,293
Chicago IL O'Hare International Airport Senior Lien Series A	4.00	1-1-2038	1,000,000	982,578
Chicago IL O'Hare International Airport Senior Lien Series B	5.00	1-1-2030	8,025,000	8,398,971
Chicago IL O'Hare International Airport Senior Lien Series B	5.00	1-1-2036	1,530,000	1,644,631
Peoria IL Metropolitan Airport Authority Series D	5.00	12-1-2027	2,250,000	2,475,689
				22,348,262
Education revenue: 0.91%
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2026	450,000	493,864
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2031	400,000	449,505
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2039	700,000	769,961
Illinois Finance Authority Bradley University Project Series C	5.00	8-1-2032	2,500,000	2,581,877
Illinois Finance Authority Refunding Bond Bradley University Project Series A	4.00	8-1-2035	805,000	751,108
Illinois Finance Authority Revenue Acero Charter Schools Incorporated 144A	4.00	10-1-2034	440,000	401,188
Illinois Finance Authority Revenue Acero Charter Schools Incorporated 144A	4.00	10-1-2035	1,025,000	927,475
Illinois Finance Authority University of Chicago Series 2021A	5.00	10-1-2033	2,000,000	2,334,796
Illinois Finance Authority Wesleyan University	5.00	9-1-2026	680,000	731,597
Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00	9-1-2024	1,000,000	1,051,748
Southern Illinois University Refunding Bond Housing And Auxiliary Facilities System (BAM Insured)	4.00	4-1-2029	400,000	413,225
Southern Illinois University Refunding Bond Housing And Auxiliary Facilities System (BAM Insured)	4.00	4-1-2030	525,000	538,920
University of Illinois Board of Trustees Auxiliary Facilities System Revenue Refunding Bonds Series 2013A	4.00	4-1-2030	2,000,000	2,002,451
				13,447,715
GO revenue: 2.58%
Bolingbrook, Will & DuPage Counties IL Refunding Bond Series A (AGM Insured)	5.00	1-1-2023	85,000	86,402
Chicago IL Board of Education CAB School Reform Series B-1 (NPFGC Insured) ¤	0.00	12-1-2025	3,380,000	2,999,824
Chicago IL CAB Series C ¤	0.00	1-1-2023	2,500,000	2,464,461
Chicago IL Park District Series B (BAM Insured)	5.00	1-1-2029	2,000,000	2,090,048
Cook County IL Community College District #508	5.25	12-1-2025	1,665,000	1,704,383
Cook County IL Community College District #508	5.25	12-1-2027	1,295,000	1,321,018
Cook County IL Community College District #508	5.25	12-1-2028	1,250,000	1,274,216
Cook County IL Community College District #508	5.25	12-1-2030	3,000,000	3,053,751
Cook County IL Community College District #508	5.25	12-1-2031	3,200,000	3,255,432
Cook County IL Series A	5.00	11-15-2029	1,000,000	1,081,676
Cook County IL Series A	5.00	11-15-2034	1,300,000	1,391,341
Cook County IL Series B	5.00	11-15-2023	600,000	625,037
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Cook County IL Series C	5.00%	11-15-2024	$ 2,175,000	$ 2,198,561
Cook County IL Series C	5.00	11-15-2025	2,450,000	2,475,735
Illinois Series 2014 (AGM Insured)	5.00	4-1-2026	5,000,000	5,192,496
Illinois Series A	5.00	3-1-2033	1,000,000	1,074,714
Sangamon County IL Limited Tax (BAM Insured)	4.00	12-15-2036	450,000	463,769
Sangamon County IL Limited Tax (BAM Insured)	4.00	12-15-2040	300,000	302,944
Sangamon, Logan & Menard Counties IL Williamsville Community Unit School District Series B (BAM Insured)	4.00	12-1-2037	700,000	723,267
Sangamon, Logan & Menard Counties IL Williamsville Community Unit School District Series B (BAM Insured)	5.00	12-1-2034	400,000	448,784
Sangamon, Logan & Menard Counties IL Williamsville Community Unit School District Series B (BAM Insured)	5.00	12-1-2035	450,000	503,999
Sangamon, Logan & Menard Counties IL Williamsville Community Unit School District Series B (BAM Insured)	5.00	12-1-2036	500,000	559,007
Stephenson County IL School District #145 Prerefunded Series 2018A (AGM Insured)	5.00	2-1-2033	285,000	321,997
Stephenson County IL School District #145 Unrefunded Series 2018A (AGM Insured)	5.00	2-1-2033	1,265,000	1,411,659
Waukegan IL Series B (AGM Insured)	4.00	12-30-2024	1,030,000	1,066,842
				38,091,363
Health revenue: 0.24%
Illinois Finance Authority Ann & Robert H. Laurie Children's Hospital Project of Chicago	5.00	8-15-2034	1,000,000	1,067,098
Illinois Finance Authority Edward Elmhurst Healthcare Series A	5.00	1-1-2026	1,000,000	1,089,539
Illinois Finance Authority Health Services Facility Lease Bond	5.00	10-1-2032	520,000	554,905
Illinois Finance Authority Lutheran Life Communities Obligated Group Series A	5.00	11-1-2035	900,000	855,378
				3,566,920
Housing revenue: 0.78%
Illinois Housing Development Authority Social Bonds Series D (GNMA / FNMA / FHLMC Insured, Bank of Montreal SPA) ø	0.95	4-1-2045	7,860,000	7,860,000
Northern Illinois University Auxiliary Facilities System (BAM Insured)	4.00	10-1-2033	1,000,000	1,015,964
Northern Illinois University Auxiliary Facilities System (BAM Insured)	4.00	10-1-2036	1,650,000	1,649,621
Northern Illinois University Auxiliary Facilities System (BAM Insured)	5.00	10-1-2031	900,000	1,011,008
				11,536,593
Miscellaneous revenue: 0.40%
Illinois Finance Authority Refunding Bonds Field Museum of Natural History (U.S. SOFR +1.20%) ±	1.04	11-1-2034	1,500,000	1,488,087
Illinois Refunding Bond	5.00	8-1-2024	1,000,000	1,002,376
Illinois Series 2013	5.50	7-1-2026	2,300,000	2,359,527
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (BAM Insured)	5.00	12-1-2024	1,000,000	1,068,134
				5,918,124
Tax revenue: 6.17%
Chicago IL Sales Tax Securitization Bond Series A	5.00	1-1-2029	1,000,000	1,107,594
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  21

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Chicago IL Sales Tax Securitization Bond Series C	5.00%	1-1-2027	$ 4,370,000	$ 4,748,378
Chicago IL Sales Tax Securitization Bond Series C	5.25	1-1-2035	4,700,000	5,158,468
Cook County IL Sales Tax Bond Series 2017	5.00	11-15-2033	4,000,000	4,379,346
Cook County IL Sales Tax Bond Series 2018	5.25	11-15-2035	2,000,000	2,206,879
Cook County IL Sales Tax Bond Series 2021A	5.00	11-15-2036	1,160,000	1,258,356
Cook County IL Sales Tax Bond Series 2021A	5.00	11-15-2037	1,625,000	1,748,238
Illinois Regional Transportation Authority (NPFGC Insured)	6.50	7-1-2026	8,615,000	9,527,401
Illinois Sales Tax Build Illinois Junior Obligation	5.00	6-15-2025	6,000,000	6,126,606
Illinois Sports Facilities Authority State Tax Supported Refunding Bond	5.00	6-15-2028	1,000,000	1,021,603
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	2,500,000	2,605,673
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2030	4,000,000	4,177,048
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,000,000	3,128,156
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2029	33,200,000	24,907,716
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2030	12,800,000	9,155,680
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (NPFGC Insured) ¤	0.00	6-15-2029	10,000,000	7,676,802
Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	2,685,000	2,089,545
				91,023,489
Tobacco revenue: 0.21%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,138,145
Transportation revenue: 0.20%
Illinois Toll Highway Authority Senior Bond Class A	5.00	1-1-2037	1,250,000	1,382,048
Illinois Toll Highway Authority Senior Bond Class A	5.00	1-1-2038	1,355,000	1,494,719
				2,876,767
Water & sewer revenue: 2.37%
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2023	1,515,000	1,531,019
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2025	620,000	625,000
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2026	2,000,000	2,015,487
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2028	3,000,000	3,022,603
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2029	1,490,000	1,500,027
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2033	1,000,000	1,026,023
Chicago IL Refunding Bond Second Lien Project (AGM Insured)	5.25	11-1-2033	2,000,000	2,182,116
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2024	2,000,000	2,004,815
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2027	2,865,000	2,958,933
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2028	3,500,000	3,504,991
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2029	4,700,000	4,705,887
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2032	1,000,000	1,018,478
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2033	1,000,000	1,017,393
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2034	1,000,000	1,016,750
Illinois Finance Authority Clean Water Initiative Revolving Fund Bond	5.25	7-1-2035	3,000,000	3,400,779
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2029	525,000	549,327
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00%	1-1-2030	$ 600,000	$ 628,010
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2031	625,000	653,831
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2033	500,000	518,698
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2036	570,000	586,929
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2037	525,000	538,831
				35,005,927
				226,953,305
Indiana: 1.52%
Airport revenue: 0.08%
Indianapolis IN Local Public Improvement Bond Bank Series I	5.00	1-1-2033	1,120,000	1,238,595
Industrial development revenue: 0.17%
Indiana Finance Authority PCR Bonds Series 2010B	2.50	11-1-2030	2,925,000	2,545,035
Miscellaneous revenue: 0.96%
Dubois IN Greater Jasper School Building Corporation First Mortgage Bond	5.00	7-15-2029	1,625,000	1,810,489
Indiana Finance Authority Stadium Project Series A	5.25	2-1-2028	2,000,000	2,169,160
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2027	760,000	832,060
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2028	1,000,000	1,094,816
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2029	735,000	804,690
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2030	1,375,000	1,505,372
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2031	1,000,000	1,094,816
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2033	1,545,000	1,691,490
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2034	2,000,000	2,189,631
North West Hendricks IN Multi-School Building Corporation Ad Valorem Property Tax Mortgage Bond	4.00	7-15-2031	900,000	954,000
				14,146,524
Utilities revenue: 0.07%
Indiana Finance Authority Midwestern Disaster Relief Ohio Valley Electric Corporation Project Series 2012A	4.25	11-1-2030	1,000,000	984,867
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  23

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.24%
Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.00%	10-1-2030	$ 2,315,000	$ 2,425,291
Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.00	10-1-2031	1,035,000	1,082,243
				3,507,534
				22,422,555
Iowa: 0.38%
GO revenue: 0.17%
Altoona IA Annual Appropriation Urban Renewal Refunding Bond	5.00	6-1-2027	2,310,000	2,529,939
Utilities revenue: 0.21%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	3,000,000	3,149,703
				5,679,642
Kansas: 0.25%
Miscellaneous revenue: 0.19%
Kansas Development Finance Authority Agro-Defense Facility Series G	5.00	4-1-2030	2,650,000	2,715,739
Tax revenue: 0.06%
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	3,195,000	899,362
				3,615,101
Kentucky: 0.17%
Education revenue: 0.10%
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2030	170,000	177,393
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2031	260,000	269,069
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2032	230,000	235,274
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2033	180,000	182,012
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2035	460,000	452,422
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2036	235,000	227,880
				1,544,050
Transportation revenue: 0.07%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2029	1,400,000	1,028,942
				2,572,992
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Louisiana: 2.55%
Airport revenue: 0.20%
New Orleans LA Aviation Board Consolidated Rental Car Project (AGM Insured)	5.00%	1-1-2035	$ 2,000,000	$ 2,136,947
New Orleans LA Aviation Board North Terminal Project Series A	5.00	1-1-2033	750,000	793,569
				2,930,516
Education revenue: 0.38%
Louisiana PFA Loyola University Project CAB ¤	0.00	10-1-2027	3,380,000	3,223,563
Louisiana PFA Loyola University Project CAB ¤	0.00	10-1-2028	2,500,000	2,371,227
				5,594,790
Miscellaneous revenue: 1.16%
Lafayette LA Communications System (AGM Insured)	5.00	11-1-2025	1,500,000	1,628,501
Louisiana PFA Archdiocese of New Orleans Project	5.00	7-1-2024	1,000,000	940,000
Louisiana PFA Archdiocese of New Orleans Project	5.00	7-1-2025	600,000	564,000
Louisiana PFA Archdiocese of New Orleans Project	5.00	7-1-2026	500,000	470,000
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2026	2,000,000	2,163,570
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2027	2,700,000	2,922,535
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2028	2,405,000	2,603,221
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2029	2,695,000	2,917,123
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2030	2,700,000	2,922,535
				17,131,485
Tax revenue: 0.15%
Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2031	1,000,000	1,099,197
Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2032	1,000,000	1,094,772
				2,193,969
Transportation revenue: 0.22%
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2031	1,000,000	1,080,004
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2032	1,000,000	1,079,008
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2033	1,000,000	1,078,345
				3,237,357
Water & sewer revenue: 0.44%
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2030	500,000	537,057
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2031	600,000	641,379
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2032	655,000	696,061
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Series A	5.00	2-1-2030	1,000,000	1,048,670
New Orleans LA Sewerage Service Series B (AGM Insured)	4.00	6-1-2035	400,000	417,747
New Orleans LA Sewerage Service Series B (AGM Insured)	4.00	6-1-2036	325,000	336,555
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  25

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
New Orleans LA Sewerage Service Series B (AGM Insured)	4.00%	6-1-2037	$ 335,000	$ 343,757
New Orleans LA Sewerage Service Series B	5.00	6-1-2032	1,000,000	1,129,658
New Orleans LA Sewerage Service Series B	5.00	6-1-2033	695,000	782,258
New Orleans LA Sewerage Service Series B	5.00	6-1-2034	600,000	673,757
				6,606,899
				37,695,016
Maine: 0.57%
Education revenue: 0.37%
Maine Health and HEFAR University of New England Series A	5.00	7-1-2029	1,015,000	1,096,329
Maine Health and HEFAR University of New England Series A	5.00	7-1-2030	1,200,000	1,291,082
Maine Health and HEFAR University of New England Series A	5.00	7-1-2032	1,415,000	1,514,084
Maine Health and HEFAR University of New England Series A	5.00	7-1-2033	1,485,000	1,585,119
				5,486,614
Health revenue: 0.20%
Maine Health and HEFAR Series A	4.00	7-1-2036	800,000	788,747
Maine Health and HEFAR Series A	4.00	7-1-2037	1,150,000	1,135,125
Maine Health and HEFAR Series A	5.00	7-1-2035	1,000,000	1,074,985
				2,998,857
				8,485,471
Maryland: 0.92%
Education revenue: 0.30%
Maryland Economic Development Corporation Student Housing Salisbury University Project	5.00	6-1-2027	500,000	500,296
Maryland HEFAR Stevenson University Series 2021A	4.00	6-1-2035	470,000	444,696
Maryland HEFAR Stevenson University Series 2021A	4.00	6-1-2037	450,000	420,328
Maryland HEFAR Stevenson University Series 2021A	4.00	6-1-2039	500,000	460,657
Westminster MD Educational Facilities McDaniel College	5.00	11-1-2026	2,450,000	2,630,235
				4,456,212
Health revenue: 0.29%
Tender Option Bond Trust Receipts/Certificates Series 2021-XG0335 (Bank of America NA LOC, Bank of America NA LIQ) 144Aø	0.94	7-1-2051	4,345,000	4,345,000
Miscellaneous revenue: 0.19%
Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2028	1,215,000	1,377,472
Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2029	1,275,000	1,438,370
				2,815,842
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.10%
Howard County MD Downtown Columbia Project Series A 144A	4.00%	2-15-2028	$ 480,000	$ 468,449
Howard County MD Downtown Columbia Project Series A 144A	4.13	2-15-2034	1,000,000	934,477
				1,402,926
Water & sewer revenue: 0.04%
Baltimore MD Mayor and City Council Project Series A	5.00	7-1-2035	500,000	565,692
				13,585,672
Massachusetts: 0.39%
GO revenue: 0.32%
Massachusetts Series B	5.00	7-1-2035	1,500,000	1,668,355
Massachusetts Series B	5.00	7-1-2036	2,700,000	2,993,847
				4,662,202
Health revenue: 0.07%
Massachusetts Development Finance Agency Wellforce Issue Series C (AGM Insured)	5.00	10-1-2033	525,000	569,444
Massachusetts Development Finance Agency Wellforce Issue Series C (AGM Insured)	5.00	10-1-2034	500,000	539,291
				1,108,735
				5,770,937
Michigan: 3.05%
Airport revenue: 0.10%
Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2032	800,000	857,281
Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2034	600,000	640,578
				1,497,859
Education revenue: 0.43%
Flint MI International Academy Public School	5.38	10-1-2022	505,000	505,334
Flint MI International Academy Public School	5.50	10-1-2027	1,985,000	1,985,244
Michigan State University Board of Trustees	5.00	2-15-2036	1,325,000	1,439,388
Western Michigan University Board of Trustees	5.25	11-15-2027	600,000	627,981
Western Michigan University Board of Trustees	5.25	11-15-2029	1,000,000	1,046,634
Western Michigan University Board of Trustees (AGM Insured)	5.25	11-15-2033	750,000	784,976
				6,389,557
GO revenue: 0.40%
Kent County MI Limited Tax Capital Improvement Bond	5.00	6-1-2030	1,040,000	1,143,503
Pinckney MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2025	2,040,000	2,136,832
Pinckney MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2026	2,505,000	2,620,240
				5,900,575
Health revenue: 0.28%
Michigan Finance Authority Sparrow Obligated Group	5.00	11-15-2023	400,000	404,591
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  27

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Michigan Finance Authority Sparrow Obligated Group	5.00%	11-15-2026	$ 800,000	$ 808,783
Michigan Finance Authority Trinity Health Credit Group Series MI-2	4.00	12-1-2035	3,000,000	2,981,787
				4,195,161
Housing revenue: 0.14%
Michigan Housing Development Authority Series C (U.S. Bank NA SPA) ø	0.90	12-1-2035	2,000,000	2,000,000
Miscellaneous revenue: 0.21%
Michigan Finance Authority Local Government Loan Program Series F	4.00	10-1-2024	3,000,000	3,038,483
Water & sewer revenue: 1.49%
Great Lakes MI Water Authority Sewage Disposal System Series C	5.00	7-1-2030	3,350,000	3,599,358
Michigan Finance Authority Local Government Loan Program Series D (NPFGC Insured)	5.00	7-1-2025	1,000,000	1,051,107
Michigan Finance Authority Local Government Loan Program Series D	5.00	7-1-2030	12,000,000	12,435,390
Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2035	2,750,000	2,848,700
Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2037	2,000,000	2,069,434
				22,003,989
				45,025,624
Minnesota: 0.07%
GO revenue: 0.07%
Hennepin County MN Series 2018B (TD Bank NA SPA) ø	0.90	12-1-2038	1,000,000	1,000,000
Mississippi: 1.11%
Health revenue: 0.21%
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV	5.00	10-1-2037	1,000,000	1,058,615
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV	5.00	10-1-2038	1,000,000	1,056,424
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV	5.00	10-1-2039	1,000,000	1,054,641
				3,169,680
Water & sewer revenue: 0.90%
Mississippi Development Bank Special Obligation Bonds Series 2012A Jackson Water & Sewer System Project (AGM Insured)	5.00	9-1-2030	9,150,000	9,178,363
Mississippi Development Bank Special Obligation Bonds Series 2013 Jackson Water & Sewer System Project (AGM Insured)	6.00	12-1-2023	1,145,000	1,203,858
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2026	525,000	562,500
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2027	435,000	466,071
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00%	1-1-2034	$ 750,000	$ 803,572
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2035	1,000,000	1,071,429
				13,285,793
				16,455,473
Missouri: 0.50%
Education revenue: 0.17%
Missouri HEFA Webster University Project	5.00	4-1-2027	2,450,000	2,586,053
Health revenue: 0.15%
Missouri HEFAR Barnes-Jewish Christian Health System Series C	5.00	5-1-2052	2,000,000	2,202,502
Miscellaneous revenue: 0.18%
Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2032	1,500,000	1,565,367
Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2034	1,000,000	1,043,744
				2,609,111
				7,397,666
Nebraska: 0.22%
Health revenue: 0.08%
Douglas County NE Hospital Authority Children's Hospital Obligated Group Series A	4.00	11-15-2038	1,200,000	1,173,068
Utilities revenue: 0.14%
Nebraska Central Plains Energy Gas Project #4	5.00	3-1-2050	2,000,000	2,059,880
				3,232,948
Nevada: 0.95%
GO revenue: 0.93%
Clark County NV Refunding Bond	5.00	6-1-2030	3,955,000	4,374,046
Clark County NV Refunding Bond Series B	5.00	11-1-2028	5,000,000	5,510,134
Clark County NV Stadium Improvement Bond Series A	5.00	6-1-2032	1,615,000	1,792,718
Las Vegas NV Series A	5.00	5-1-2031	1,985,000	2,077,043
				13,753,941
Miscellaneous revenue: 0.02%
Las Vegas NV Special Improvement District #607	4.25	6-1-2024	200,000	202,642
				13,956,583
New Hampshire: 0.18%
Housing revenue: 0.18%
New Hampshire HFA	4.80	7-1-2028	300,000	304,436
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	2,414,672	2,375,466
				2,679,902
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  29

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
New Jersey: 2.69%
Airport revenue: 0.31%
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00%	1-1-2028	$ 2,130,000	$ 2,241,901
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2029	2,200,000	2,304,988
				4,546,889
GO revenue: 0.34%
Trenton City NJ (BAM Insured)	5.00	12-1-2024	1,775,000	1,888,186
Trenton City NJ (BAM Insured)	5.00	12-1-2025	1,860,000	2,018,173
Trenton City NJ (BAM Insured)	5.00	12-1-2026	1,000,000	1,080,735
				4,987,094
Miscellaneous revenue: 0.49%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	3.13	7-1-2029	445,000	421,710
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	5.00	7-1-2033	2,500,000	2,623,485
New Jersey Educational Facilities Authority	5.00	6-15-2026	3,015,000	3,114,833
North Hudson NJ Sewerage Authority Gross Revenue Senior Lien Lease Certificates Series 2021 (AGM Insured)	5.00	6-1-2038	1,000,000	1,170,962
				7,330,990
Tax revenue: 0.93%
New Jersey EDA Motor Vehicle Surcharge Unrefunded Bonds Series A (NPFGC Insured)	5.25	7-1-2026	2,320,000	2,512,817
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	5,000,000	5,605,180
New Jersey TTFA Transportation System Series AA	5.00	6-15-2036	2,000,000	2,134,255
New Jersey TTFA Transportation System Series AA	5.00	6-15-2038	3,250,000	3,451,898
				13,704,150
Transportation revenue: 0.62%
New Jersey TTFA CAB Transportation System Series A ¤	0.00	12-15-2030	2,000,000	1,427,027
New Jersey TTFA CAB Transportation System Series C (Ambac Insured) ¤	0.00	12-15-2026	3,500,000	3,025,616
New Jersey TTFA Transportation System Series A	5.00	12-15-2036	2,000,000	2,100,475
New Jersey TTFA Transportation System Series C	5.25	6-15-2032	2,500,000	2,583,636
				9,136,754
				39,705,877
New Mexico: 1.23%
GO revenue: 0.18%
Albuquerque NM Municipal School District #12 Bernalillo & Sandoval Counties	5.00	8-1-2026	1,205,000	1,331,020
Albuquerque NM Municipal School District #12 Bernalillo & Sandoval Counties	5.00	8-1-2034	1,150,000	1,276,733
				2,607,753
Industrial development revenue: 0.15%
Farmington NM PCR	1.80	4-1-2029	2,540,000	2,190,081
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.72%
Clayton NM Jail Project Improvement & Refunding Bond (NPFGC Insured)	5.00%	11-1-2028	$ 9,265,000	$ 9,661,737
Clayton NM Jail Project Improvement & Refunding Bond (NPFGC Insured)	5.00	11-1-2029	1,000,000	1,038,755
				10,700,492
Utilities revenue: 0.18%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding & Acquisition Bond Subordinated Series A (Royal Bank of Canada LIQ)	5.00	11-1-2039	2,570,000	2,708,108
				18,206,434
New York: 12.12%
Airport revenue: 0.15%
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F. Kennedy International Airport Project Series 2020C	5.00	12-1-2035	1,000,000	1,054,035
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F. Kennedy International Airport Project Series 2020C	5.00	12-1-2029	1,160,000	1,244,886
				2,298,921
Education revenue: 1.35%
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1	5.00	7-1-2027	335,000	356,034
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.45	2-1-2041	5,500,000	4,526,046
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	5.53	2-1-2040	2,725,000	2,743,291
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	5.89	2-1-2032	2,745,000	2,845,903
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,750,000	1,822,414
Hempstead NY Local Development Corporation The Academy Charter School Project Series B	5.57	2-1-2041	4,140,000	4,167,745
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2023	645,000	656,775
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2024	905,000	947,035
Westchester County NY Local Development Pace University Series B ø	1.37	5-1-2044	1,910,000	1,910,000
				19,975,243
GO revenue: 1.09%
Hempstead NY Public Improvement Series A	4.00	6-15-2028	5,000,000	5,283,141
New York Fiscal Subordinate Bond Series 2017A-6 (JPMorgan Chase & Company SPA) ø	0.65	8-1-2044	480,000	480,000
New York NY Series B	5.00	12-1-2032	2,000,000	2,159,502
New York NY Series C	5.00	8-1-2031	5,000,000	5,328,370
New York NY Subordinated Series D1	5.25	5-1-2040	1,500,000	1,686,120
Yonkers NY Series C (AGM Insured)	5.00	3-15-2035	1,000,000	1,128,536
				16,065,669
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  31

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.54%
New York Dormitory Authority Catholic Health Systems Obligated Group Revenue Bond Series 2019B (Manufacturers & Traders Trust Company LOC) ø	0.98%	7-1-2048	$ 7,925,000	$ 7,925,000
Industrial development revenue: 0.06%
New York Liberty Development Corporation Refunding Bonds 4 World Trade Center Project	2.80	9-15-2069	1,000,000	903,397
Miscellaneous revenue: 0.34%
New York Dormitory Authority Series D	5.00	10-1-2031	2,005,000	2,233,058
New York NY Transitional Finance Authority Building Aid Bond Series S-1	5.00	7-15-2032	2,530,000	2,770,453
				5,003,511
Tax revenue: 4.11%
New York Convention Center Development Corporation	5.00	11-15-2028	8,000,000	8,557,887
New York Dormitory Authority Series A	5.00	3-15-2028	5,000,000	5,337,103
New York Dormitory Authority Series A	5.00	2-15-2031	3,000,000	3,231,792
New York Dormitory Authority Series D	4.00	2-15-2039	5,000,000	4,923,212
New York Dormitory Authority Series E	5.00	3-15-2035	15,000,000	16,435,248
New York Metropolitan Transportation Authority Dedicated Tax Fund Refunding Bond Series 2016A	5.25	11-15-2034	2,000,000	2,153,279
New York NY Transitional Finance Authority Series B	5.00	8-1-2027	1,145,000	1,211,594
New York NY Transitional Finance Authority Series C	5.00	11-1-2027	5,000,000	5,348,753
New York NY Transitional Finance Authority Subordinate Bond Series B-1	5.00	11-1-2028	1,000,000	1,076,358
New York Urban Development Corporation Personal Income Tax Series A	5.00	3-15-2031	3,815,000	3,990,747
New York Urban Development Corporation Personal Income Tax Series A	5.00	3-15-2032	5,000,000	5,396,766
New York Urban Development Corporation Personal Income Tax Series C	4.00	3-15-2037	3,000,000	2,987,824
				60,650,563
Transportation revenue: 3.96%
New York Metropolitan Transportation Authority Refunding Bond Series A	5.00	11-15-2030	4,010,000	4,047,601
New York Metropolitan Transportation Authority Refunding Bond Series B	5.00	11-15-2033	2,175,000	2,279,371
New York Metropolitan Transportation Authority Refunding Bond Series D	5.00	11-15-2028	2,450,000	2,478,954
New York Metropolitan Transportation Authority Refunding Bond Series D	5.00	11-15-2031	3,415,000	3,592,901
New York Metropolitan Transportation Authority Refunding Bond Subordinated Series C1	5.25	11-15-2031	11,540,000	12,126,278
New York Metropolitan Transportation Authority Refunding Bond Subordinated Series D1	5.00	11-15-2030	2,010,000	2,102,836
New York Metropolitan Transportation Authority Refunding Green Bonds and Climate Bond	5.00	11-15-2027	12,640,000	13,572,928
New York Metropolitan Transportation Authority Refunding Green Bonds Series D1	5.00	11-15-2034	2,000,000	2,087,658
Triborough Bridge & Tunnel Authority New York Revenues Refunding Bond Series C	5.00	11-15-2034	4,165,000	4,600,903
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Triborough Bridge & Tunnel Authority New York Revenues Refunding Bond Series C	5.00%	11-15-2035	$ 5,015,000	$ 5,525,227
Triborough Bridge & Tunnel Authority Subordinated Bonds Series B-2 (State Street Bank & Trust Company LOC) ø	1.19	1-1-2032	6,000,000	6,000,000
				58,414,657
Utilities revenue: 0.09%
New York Utility Debt Securitization Authority	5.00	12-15-2032	1,250,000	1,302,851
Water & sewer revenue: 0.43%
New York NY Municipal Water Finance Authority Series GG	5.00	6-15-2029	1,295,000	1,396,530
New York NY Municipal Water Finance Authority Series HH	5.00	6-15-2037	4,000,000	4,239,607
Western Nassau NY Water Authority Series A	5.00	4-1-2027	385,000	412,793
Western Nassau NY Water Authority Series A	5.00	4-1-2028	300,000	321,078
				6,370,008
				178,909,820
North Carolina: 0.19%
Miscellaneous revenue: 0.19%
North Carolina Grant Anticipation Vehicle Bond	5.00	3-1-2029	2,470,000	2,618,595
Tender Option Bond Trust Receipts/Certificates Series 2021-XG0331 (Deutsche Bank LIQ) 144Aø	1.04	6-1-2048	146,500	146,500
				2,765,095
Ohio: 1.44%
Education revenue: 0.08%
Ohio HEFAR Xavier University Project	5.00	5-1-2029	1,080,000	1,205,782
Health revenue: 0.08%
Hamilton OH Hospital Facilities UC Health	5.00	9-15-2035	1,100,000	1,171,897
Miscellaneous revenue: 0.37%
Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2025	2,095,000	2,242,598
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2025	500,000	543,545
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2026	600,000	651,023
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2028	1,250,000	1,350,762
RiverSouth OH Lazarus Building Redevelopment Series A	5.75	12-1-2027	625,000	625,181
				5,413,109
Tax revenue: 0.19%
Cleveland OH Subordinate Lien Income Tax Refunding Bond Series B-1	5.00	10-1-2030	2,500,000	2,782,158
Tobacco revenue: 0.14%
Buckeye Tobacco Settlement Financing Authority Refunding Bond	4.00	6-1-2038	2,100,000	2,046,260
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  33

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.07%
Ohio Turnpike Commission Junior Lien Infrastructure Projects Series A-1	5.25%	2-15-2029	$ 1,000,000	$ 1,022,227
Utilities revenue: 0.44%
Cleveland OH Public Power System Refunding Bond (AGM Insured)	5.00	11-15-2033	625,000	690,738
Hamilton OH Electric System Improvement & Refunding Bond (BAM Insured)	4.00	10-1-2034	710,000	741,470
Hamilton OH Electric System Improvement & Refunding Bond (BAM Insured)	4.00	10-1-2035	1,000,000	1,042,433
Lancaster OH Port Authority Gas Supply Series A (Royal Bank of Canada LIQ)	5.00	8-1-2049	3,000,000	3,146,458
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Project Series 2019A	3.25	9-1-2029	1,000,000	936,934
				6,558,033
Water & sewer revenue: 0.07%
Ohio Water Development Authority Pollution Control Series A	5.00	12-1-2031	1,000,000	1,105,469
				21,304,935
Oklahoma: 2.80%
Education revenue: 0.05%
Oklahoma Agricultural and Mechanical Colleges Refunding Bond Series A	4.00	9-1-2036	750,000	767,869
Miscellaneous revenue: 2.44%
Cache OK Educational Facilities Authority Cache Public Schools Project Series A	5.00	9-1-2025	3,055,000	3,287,450
Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2027	2,000,000	2,205,988
Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2028	2,180,000	2,401,802
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2026	1,000,000	1,102,735
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2027	1,000,000	1,102,297
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2028	1,285,000	1,413,072
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2027	700,000	775,535
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2028	400,000	444,513
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2029	250,000	276,832
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2031	675,000	740,896
Comanche County OK Educational Facilities Authority Elgin Public Schools Project Series A	5.00	12-1-2032	1,600,000	1,763,360
Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2026	1,230,000	1,351,055
Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2027	1,240,000	1,359,984
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2026	1,000,000	1,077,983
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00%	9-1-2027	$ 1,245,000	$ 1,340,909
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2023	1,000,000	1,036,020
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2025	500,000	538,992
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2028	1,160,000	1,247,531
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2029	3,000,000	3,138,227
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2032	3,000,000	3,054,343
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2030	500,000	562,325
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2031	520,000	581,681
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2032	550,000	612,145
Pontotoc County OK Educational Facilities Authority Ada Public Schools Project	4.00	9-1-2032	450,000	462,896
Pontotoc County OK Educational Facilities Authority Ada Public Schools Project	4.00	9-1-2033	800,000	817,195
Pontotoc County OK Educational Facilities Authority Ada Public Schools Project	4.00	9-1-2034	625,000	634,888
Pontotoc County OK Educational Facilities Authority Ada Public Schools Project	4.00	9-1-2035	810,000	818,478
Pontotoc County OK Educational Facilities Authority Ada Public Schools Project	4.00	9-1-2036	1,000,000	1,005,381
Tulsa County OK Industrial Authority Educational Facilities Glenpool Public Schools Project Series A	5.00	9-1-2025	880,000	951,971
				36,106,484
Tax revenue: 0.29%
Oklahoma City OK Public Property Authority	5.00	10-1-2026	1,495,000	1,624,320
Oklahoma City OK Public Property Authority	5.00	10-1-2027	1,140,000	1,237,495
Oklahoma City OK Public Property Authority	5.00	10-1-2028	1,265,000	1,371,122
				4,232,937
Water & sewer revenue: 0.02%
McGee Creek Oklahoma Authority (NPFGC Insured)	6.00	1-1-2023	250,000	254,483
				41,361,773
Oregon: 0.87%
Airport revenue: 0.16%
Portland International Airport Refunding Bond Series 26A	4.00	7-1-2037	565,000	567,824
Portland International Airport Refunding Bond Series 26A	5.00	7-1-2033	400,000	449,959
Portland International Airport Refunding Bond Series 26B	5.00	7-1-2033	530,000	596,196
Portland International Airport Refunding Bond Series 26B	5.00	7-1-2037	705,000	776,262
				2,390,241
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  35

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.50%
Benton & Linn Counties OR Corvallis School District Series B (AGM Insured)	5.00%	6-15-2031	$ 5,110,000	$ 5,735,754
Washington & Multnomah Counties OR Beaverton School District Series D (AGM Insured)	5.00	6-15-2035	1,500,000	1,640,961
				7,376,715
Health revenue: 0.21%
Oregon Facilities Authority Asante Project Series A	5.00	8-15-2037	1,400,000	1,486,492
Oregon Facilities Authority Samaritan Health Services Project Series A	5.00	10-1-2026	1,500,000	1,619,884
				3,106,376
				12,873,332
Pennsylvania: 11.76%
Airport revenue: 0.06%
Philadelphia PA Airport Refunding Bond Series A	5.00	7-1-2028	315,000	344,913
Philadelphia PA Airport Refunding Bond Series A	5.00	7-1-2031	450,000	482,668
				827,581
Education revenue: 0.98%
Chester County PA IDA Collegium Charter School Project Series A	5.00	10-15-2027	1,500,000	1,537,353
Northampton County PA General Purpose Authority College Refunding Bond	5.00	11-1-2027	1,000,000	1,112,518
Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2026	885,000	933,813
Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2028	660,000	688,776
Pennsylvania HEFAR Series AR	5.00	6-15-2025	1,000,000	1,075,735
Pennsylvania HEFAR Series AS	5.00	6-15-2027	2,190,000	2,386,335
Pennsylvania HEFAR Series LL1	5.00	11-1-2022	1,310,000	1,324,837
Pennsylvania Public School Building Authority Community College of Philadelphia Project Series A	5.00	6-15-2025	2,265,000	2,413,884
Philadelphia PA IDA	6.13	6-15-2023	200,000	205,622
Philadelphia PA IDA	7.00	5-1-2026	610,000	611,018
Philadelphia PA Public School Building Authority (BAM Insured)	5.00	6-15-2026	2,000,000	2,146,742
				14,436,633
GO revenue: 4.64%
Allegheny County PA Moon Area School District Series A	5.00	11-15-2024	3,425,000	3,628,532
Allegheny County PA Series 72	5.25	12-1-2033	4,045,000	4,238,233
Central Dauphin PA School District	5.00	2-1-2030	1,110,000	1,220,637
Norristown PA Area School District Montgomery County Series 2018 (BAM Insured)	5.00	9-1-2035	2,035,000	2,224,339
Philadelphia PA Refunding Bond (AGM Insured)	5.00	8-1-2025	7,000,000	7,592,498
Philadelphia PA Refunding Bond Series A	5.00	8-1-2024	1,000,000	1,056,698
Philadelphia PA Refunding Bond Series A	5.00	7-15-2026	3,000,000	3,143,177
Philadelphia PA Refunding Bond Series A	5.25	7-15-2028	2,590,000	2,723,322
Philadelphia PA Refunding Bond Series A	5.25	7-15-2029	4,410,000	4,637,007
Philadelphia PA Refunding Bond Series A	5.25	7-15-2032	4,380,000	4,605,463
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2028	5,000,000	5,477,598
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2029	5,000,000	5,465,207
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Philadelphia PA School District Refunding Bond Series F	5.00%	9-1-2031	$ 1,240,000	$ 1,352,817
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2032	1,000,000	1,063,016
Philadelphia PA School District Series A	5.00	9-1-2032	2,300,000	2,535,152
Philadelphia PA School District Series C	5.00	9-1-2033	6,180,000	6,782,390
Philadelphia PA Series A	5.00	8-1-2027	1,685,000	1,879,484
Philadelphia PA Series A	5.00	8-1-2033	2,020,000	2,177,413
Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,000,000	1,063,459
Reading Berks PA Series A (BAM Insured)	5.00	11-1-2026	1,000,000	1,092,584
Reading PA School District (AGM Insured)	5.00	3-1-2037	2,000,000	2,161,997
Reading PA School District (AGM Insured)	5.00	3-1-2038	1,735,000	1,872,869
Scranton Lackawanna County PA School District Bond Series A (BAM Insured)	5.00	6-1-2037	500,000	551,562
				68,545,454
Health revenue: 1.27%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	4.00	7-15-2037	2,000,000	1,956,510
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	5.00	7-15-2025	155,000	164,677
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	5.00	7-15-2031	3,750,000	4,117,934
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series B (NPFGC Insured)	6.00	7-1-2025	2,605,000	2,840,139
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2025	170,000	181,715
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2025	445,000	475,666
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2025	725,000	754,067
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2026	155,000	165,681
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2026	390,000	416,876
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2026	825,000	856,844
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2027	150,000	160,337
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2027	365,000	390,153
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2027	710,000	735,171
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2037	1,000,000	994,733
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2031	1,000,000	1,108,432
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2034	1,650,000	1,808,771
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2035	1,450,000	1,586,339
				18,714,045
Miscellaneous revenue: 2.03%
Delaware County PA Vocational & Technical School Authority (BAM Insured)	5.25	11-1-2033	2,000,000	2,089,284
Pennsylvania Certificate of Participation (AGM Insured)	5.00	11-1-2023	1,900,000	1,976,864
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  37

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Pennsylvania Certificate of Participation (AGM Insured)	5.00%	11-1-2024	$ 1,660,000	$ 1,763,085
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2028	435,000	485,939
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2029	480,000	532,863
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2030	375,000	415,514
Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	1,990,000	2,219,990
Pennsylvania Public School Building Authority Harrisburg School District Project Series A (AGM Insured)	5.00	12-1-2028	480,000	532,910
Pennsylvania Public School Building Authority Harrisburg School District Project Series A (AGM Insured)	5.00	12-1-2028	3,020,000	3,313,075
Pennsylvania Public School Building Authority Harrisburg School District Project Series A (AGM Insured)	5.00	12-1-2033	920,000	1,021,411
Pennsylvania Public School Building Authority Harrisburg School District Project Series A (AGM Insured)	5.00	12-1-2033	3,505,000	3,802,592
Pennsylvania Public School Building Authority Harrisburg School District Project Series B-2 (BAM Insured)	5.00	12-1-2025	340,000	362,175
Pennsylvania Public School Building Authority Harrisburg School District Project Series B-2 (BAM Insured)	5.00	12-1-2026	645,000	685,973
Pennsylvania Public School Building Authority Harrisburg School District Project Series B-2 (BAM Insured)	5.00	12-1-2027	360,000	381,999
Pennsylvania Public School Building Authority School District of Philadelphia Project Series B (AGM Insured)	5.00	6-1-2029	2,000,000	2,262,425
Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2031	3,630,000	3,960,398
Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2034	1,800,000	1,956,194
Southeastern Pennsylvania Transportation Authority	5.00	3-1-2028	725,000	813,555
York County PA School of Technology Authority Series B (BAM Insured)	5.00	2-15-2027	800,000	844,054
York County PA School of Technology Authority Series B (BAM Insured)	5.00	2-15-2029	500,000	527,004
				29,947,304
Resource recovery revenue: 0.40%
Lancaster County PA Solid Waste Management Authority Series A	5.25	12-15-2028	5,665,000	5,941,168
Tax revenue: 0.16%
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022	5.00	5-1-2033	700,000	753,082
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022	5.00	5-1-2034	750,000	805,169
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022	5.00	5-1-2035	750,000	803,237
				2,361,488
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tobacco revenue: 0.37%
Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00%	6-1-2027	$ 2,500,000	$ 2,728,816
Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00	6-1-2028	2,500,000	2,750,530
				5,479,346
Transportation revenue: 1.30%
Pennsylvania Turnpike Commission Refunding Bond	5.00	6-1-2027	1,000,000	1,118,147
Pennsylvania Turnpike Commission Refunding Bond	5.00	12-1-2033	3,780,000	3,956,893
Pennsylvania Turnpike Commission Refunding Bond (AGM Insured)	6.00	12-1-2030	4,220,000	4,905,619
Pennsylvania Turnpike Commission Subordinate Bond Series B	5.00	6-1-2031	5,000,000	5,377,331
Pennsylvania Turnpike Commission Subordinate Bond Series C (AGM Insured)	6.25	6-1-2033	1,350,000	1,522,188
Pennsylvania Turnpike Commission Subordinate Bond Series E	6.38	12-1-2038	2,000,000	2,306,346
				19,186,524
Water & sewer revenue: 0.55%
Pennsylvania Capital Region Water System Series of 2017	5.00	7-15-2030	1,180,000	1,312,154
Pennsylvania Capital Region Water System Series of 2018	5.00	7-15-2030	1,500,000	1,689,072
Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2027	1,535,000	1,697,292
Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2033	1,760,000	1,929,537
Pittsburgh PA Water and Sewer Authority First Lien Series B (AGM Insured)	5.00	9-1-2031	670,000	760,347
Pittsburgh PA Water and Sewer Authority First Lien Series B (AGM Insured)	5.00	9-1-2033	675,000	760,532
				8,148,934
				173,588,477
South Carolina: 0.63%
Education revenue: 0.42%
South Carolina Jobs EDA Furman University Project	5.00	10-1-2028	700,000	748,315
South Carolina Jobs EDA Furman University Project	5.00	10-1-2030	1,885,000	2,009,677
South Carolina Jobs EDA Furman University Project	5.00	10-1-2031	2,155,000	2,294,783
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.00	11-1-2033	1,090,000	1,208,572
				6,261,347
Health revenue: 0.02%
South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	1.23	5-1-2048	275,000	275,000
Miscellaneous revenue: 0.19%
Laurens County SC Education Assistance for District #55	5.00	12-1-2025	1,000,000	1,078,573
Scago SC Educational Facilities Corporation for Sumter County School District #17	5.00	12-1-2022	1,720,000	1,743,476
				2,822,049
				9,358,396
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  39

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tennessee: 0.92%
Education revenue: 0.04%
Franklin County TN HEFA	5.00%	9-1-2030	$ 560,000	$ 563,229
Housing revenue: 0.12%
Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project	5.00	10-1-2023	750,000	761,476
Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project	5.00	10-1-2028	1,000,000	1,021,192
				1,782,668
Utilities revenue: 0.76%
Tennessee Energy Acquisition Corporation Gas Project Series 2018	4.00	11-1-2049	11,000,000	11,169,832
				13,515,729
Texas: 6.34%
Airport revenue: 0.79%
Dallas & Fort Worth TX International Airport Refunding Bond Series A	4.00	11-1-2034	2,500,000	2,505,446
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2033	3,010,000	3,266,461
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2034	3,500,000	3,781,764
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2035	2,000,000	2,152,028
				11,705,699
Education revenue: 0.32%
University of Houston Series B	5.25	7-1-2026	4,225,000	4,699,432
GO revenue: 2.64%
Austin TX Independent School District Series B	5.00	8-1-2026	1,450,000	1,566,888
Austin TX Public Improvement Bond	5.00	9-1-2030	960,000	1,063,261
Bexar County TX Hospital District Refunding Bond	5.00	2-15-2037	1,250,000	1,362,242
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2026	1,000,000	1,071,993
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2027	1,300,000	1,390,168
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2026	1,000,000	1,067,294
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2030	1,130,000	1,212,724
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2031	1,000,000	1,073,207
Del Rio TX Refunding Bond (BAM Insured)	4.00	6-1-2023	720,000	734,817
Del Rio TX Refunding Bond (BAM Insured)	4.00	6-1-2024	745,000	771,735
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2030	1,000,000	1,059,843
Eagle Pass TX Certificate of Participation (AGM Insured)	4.00	3-1-2037	695,000	708,412
El Paso County TX Hospital District	5.00	8-15-2028	2,045,000	2,092,908
El Paso County TX Refunding Bond Series A	5.00	2-15-2031	2,000,000	2,141,571
El Paso County TX Refunding Bond Series A	5.00	2-15-2032	2,120,000	2,265,570
Flower Mound, Denton & Tarrant Counties Refunding Bond	4.00	3-1-2026	755,000	788,817
Fort Worth TX Independent School District Unlimited Tax Refunding and School Building Bond	5.00	2-15-2026	3,000,000	3,282,593
Harris County TX Toll Road Project Series C (AGM Insured)	5.25	8-15-2027	4,000,000	4,566,998
Hays County TX Limited Tax Bond	5.00	2-15-2027	1,000,000	1,112,483
Plano TX GO Bonds Series 2017	5.00	9-1-2030	2,155,000	2,366,701
San Antonio TX Certificate of Obligation	5.00	8-1-2036	3,990,000	4,437,824
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
San Antonio TX Independent School District Unlimited Tax Series 2018	5.00%	8-15-2037	$ 2,000,000	$ 2,142,350
Viridian TX Municipal Management District Unlimited Road Improvement Bond (BAM Insured)	4.00	12-1-2030	710,000	722,460
				39,002,859
Miscellaneous revenue: 0.45%
Austin TX Community College District Public Facility Corporation Series 2018C	5.00	8-1-2026	565,000	622,931
Austin TX Community College District Public Facility Corporation Series 2018C	5.00	8-1-2029	400,000	443,237
Austin TX Community College District Public Facility Corporation Series 2018C	5.00	8-1-2030	500,000	551,877
Lower Colorado River TX Authority Refunding Bond	5.50	5-15-2031	2,500,000	2,560,358
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2026	1,000,000	1,075,745
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2027	1,250,000	1,341,232
				6,595,380
Tax revenue: 0.58%
Houston TX Old Spanish Trail Almeda Corridors RDA (BAM Insured)	4.00	9-1-2031	1,540,000	1,617,575
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2027	1,880,000	1,906,434
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2029	2,390,000	2,421,614
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2030	1,500,000	1,519,328
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2031	1,000,000	1,012,592
				8,477,543
Transportation revenue: 0.53%
Texas Grand Parkway Transportation Corporation System Series A	5.00	10-1-2034	1,500,000	1,637,512
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Series 2019A	5.00	12-31-2035	3,000,000	3,111,652
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Series 2019A	5.00	12-31-2036	3,015,000	3,121,565
				7,870,729
Utilities revenue: 0.61%
Austin TX Refunding Bond (NPFGC Insured)	5.25	5-15-2025	895,000	945,754
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2026	2,190,000	2,361,886
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2029	1,500,000	1,598,388
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2030	2,500,000	2,657,336
Weatherford TX Utility System Refunding & Improvement Bond (AGM Insured)	5.00	9-1-2025	1,000,000	1,076,089
Weatherford TX Utility System Refunding & Improvement Bond (AGM Insured)	5.00	9-1-2026	375,000	405,026
				9,044,479
Water & sewer revenue: 0.42%
Amarillo TX Waterworks and Sewer System Bond Series B	5.00	4-1-2028	645,000	726,497
North Harris County TX Regional Water Authority Senior Lien (BAM Insured)	5.00	12-15-2029	1,215,000	1,228,170
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  41

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Tarrant TX Water Project Refunding Bond	4.00%	2-1-2027	$ 1,000,000	$ 1,056,417
Texas Water Development Board State Implementation Series A	4.00	10-15-2032	3,000,000	3,153,777
				6,164,861
				93,560,982
Utah: 0.37%
Education revenue: 0.13%
University of Utah (Citibank NA LIQ) 144Aø	1.01	2-1-2023	680,000	680,000
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2023	400,000	406,709
Utah Charter School Finance Authority Refunding Bond 144A	4.50	6-15-2027	885,000	890,139
				1,976,848
Miscellaneous revenue: 0.24%
West Valley UT Municipal Building Authority (AGM Insured)	5.00	2-1-2028	1,000,000	1,095,852
West Valley UT Municipal Building Authority (AGM Insured)	5.00	2-1-2032	1,555,000	1,680,428
West Valley UT Municipal Building Authority (AGM Insured)	5.00	2-1-2033	645,000	695,599
				3,471,879
				5,448,727
Virginia: 0.13%
Tax revenue: 0.13%
Greater Richmond Virginia Convention Center	5.00	6-15-2025	1,000,000	1,077,215
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,772,000	84,813
Marquis VA CDA CCAB Series 2015 144A	4.88	9-1-2045	386,000	177,295
Marquis VA CDA Series B	3.66	9-1-2041	1,274,000	574,834
				1,914,157
Washington: 5.20%
Education revenue: 0.07%
Washington EDFA	5.00	6-1-2028	1,000,000	1,051,208
GO revenue: 2.11%
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2026	775,000	852,921
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	1,600,000	1,743,448
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2031	6,665,000	7,207,968
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2032	2,905,000	3,125,501
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2033	7,045,000	7,555,751
Washington Various Purposes Bond Series C	5.00	2-1-2034	5,800,000	6,219,984
Washington Various Purposes Refunding Bond Series B	5.00	7-1-2028	4,000,000	4,341,355
				31,046,928
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.34%
Washington HCFR Fred Hutchinson Cancer Research Center	5.00%	1-1-2026	$ 2,250,000	$ 2,423,887
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2027	1,050,000	1,131,147
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2028	1,350,000	1,454,332
				5,009,366
Housing revenue: 0.98%
King County WA Housing Authority Refunding Bond	4.00	6-1-2026	560,000	587,241
King County WA Housing Authority Refunding Bond	4.00	12-1-2026	430,000	452,681
King County WA Housing Authority Refunding Bond	4.00	6-1-2027	590,000	620,567
King County WA Housing Authority Refunding Bond	4.00	12-1-2027	400,000	421,320
King County WA Housing Authority Refunding Bond	4.00	6-1-2028	360,000	379,387
King County WA Housing Authority Refunding Bond	4.00	12-1-2028	375,000	395,666
King County WA Housing Authority Refunding Bond	4.00	12-1-2029	960,000	1,014,534
King County WA Housing Authority Refunding Bond	4.00	12-1-2030	575,000	604,531
King County WA Housing Authority Refunding Bond	4.00	12-1-2031	450,000	471,200
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2032	1,955,000	2,139,897
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2033	1,550,000	1,687,350
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2034	655,000	709,814
Washington Housing Finance Commission Downtowner Apartments Project (FHLMC LIQ)	3.70	7-1-2030	5,000,000	5,014,764
				14,498,952
Miscellaneous revenue: 0.73%
Washington Certificate of Participation Series B	5.00	7-1-2037	1,585,000	1,748,157
Washington Motor Vehicle Fuel Tax Refunding Bond Series D	5.00	7-1-2031	5,830,000	6,167,721
Washington Office Building Refunding Bond	5.00	7-1-2026	2,750,000	2,896,035
				10,811,913
Resource recovery revenue: 0.35%
Seattle WA Solid Waste System Improvement & Refunding Bond	4.00	6-1-2033	1,175,000	1,219,724
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2027	620,000	678,789
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2028	1,455,000	1,591,827
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2029	1,525,000	1,667,815
				5,158,155
Utilities revenue: 0.62%
Chelan County WA Public Utility District #1 Refunding Bond Series A	4.00	7-1-2038	2,805,000	2,849,028
Lewis County WA Public Utility District Refunding Bond	5.25	4-1-2032	6,115,000	6,340,772
				9,189,800
				76,766,322
West Virginia: 0.87%
GO revenue: 0.30%
West Virginia Road Bond Series B	5.00	12-1-2036	4,000,000	4,423,702
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  43

Portfolio of investments—June 30, 2022

		Interest rate	Maturity date	Principal	Value
Health revenue: 0.10%
West Virginia Hospital Finance Authority West Virginia University Health System Series A		5.00%	6-1-2031	$ 375,000	$ 398,064
West Virginia Hospital Finance Authority West Virginia University Health System Series A		5.00	6-1-2032	980,000	1,033,264
					1,431,328
Miscellaneous revenue: 0.47%
West Virginia EDA Excess Lottery Series A		5.00	7-1-2038	2,980,000	3,318,206
West Virginia School Building Authority Capital Improvement Bond Series A		5.00	7-1-2027	1,595,000	1,723,067
West Virginia School Building Authority Capital Improvement Bond Series A		5.00	7-1-2029	1,755,000	1,886,420
					6,927,693
					12,782,723
Wisconsin: 1.23%
Education revenue: 0.32%
Wisconsin PFA KU Campus Development Corporation Central District Development Project		5.00	3-1-2032	4,315,000	4,642,215
Health revenue: 0.46%
Wisconsin HEFA Series 2053 ø		1.29	2-15-2053	1,500,000	1,500,000
Wisconsin HEFA Series A		4.00	11-15-2039	2,250,000	2,222,606
Wisconsin PFA Revenue Providence St. Joseph Health Obligated Group Series C		4.00	10-1-2041	3,000,000	3,068,581
					6,791,187
Housing revenue: 0.26%
Whitewater WI CDA Multifamily Revenue Various Housing Wisconsin Housing Preservation (BMO Harris Bank NA LOC) ø		0.91	6-1-2042	1,030,000	1,030,000
Wisconsin Housing & EDA Series A (FHLB SPA) ø		0.90	4-1-2046	2,850,000	2,850,000
					3,880,000
Miscellaneous revenue: 0.08%
Milwaukee WI RDA Public Schools		5.00	11-15-2029	420,000	461,335
Milwaukee WI RDA Public Schools		5.00	11-15-2030	635,000	696,121
					1,157,456
Tax revenue: 0.11%
Wisconsin Center District Senior Dedicated Tax Bond Series C (AGM Insured) ¤		0.00	12-15-2034	1,250,000	750,472
Wisconsin Center District Senior Dedicated Tax Bond Series C (AGM Insured) ¤		0.00	12-15-2035	1,600,000	912,624
					1,663,096
					18,133,954
Total Municipal obligations (Cost $1,468,502,487)					1,455,864,856
Total investments in securities (Cost $1,470,502,487)	98.75%				1,457,864,856
Other assets and liabilities, net	1.25				18,443,219
Total net assets	100.00%				$1,476,308,075

The accompanying notes are an integral part of these financial statements.

44  |  Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2022

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CCAB	Convertible capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  45

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $1,470,502,487)	$ 1,457,864,856
Cash	5,302,982
Receivable for interest	16,915,567
Receivable for Fund shares sold	2,307,938
Receivable for investments sold	35,000
Prepaid expenses and other assets	17,974
Total assets	1,482,444,317
Liabilities
Payable for Fund shares redeemed	4,381,613
Dividends payable	1,160,365
Management fee payable	404,380
Administration fees payable	91,525
Distribution fee payable	5,094
Trustees’ fees and expenses payable	1,853
Accrued expenses and other liabilities	91,412
Total liabilities	6,136,242
Total net assets	$1,476,308,075
Net assets consist of
Paid-in capital	$ 1,497,246,335
Total distributable loss	(20,938,260)
Total net assets	$1,476,308,075
Computation of net asset value and offering price per share
Net assets – Class A	$ 200,565,655
Shares outstanding – Class A1	18,510,046
Net asset value per share – Class A	$10.84
Maximum offering price per share – Class A2	$11.18
Net assets – Class C	$ 8,267,667
Shares outstanding – Class C1	762,984
Net asset value per share – Class C	$10.84
Net assets – Class R6	$ 476,328,454
Shares outstanding – Class R6[1]	43,909,776
Net asset value per share – Class R6	$10.85
Net assets – Administrator Class	$ 29,201,888
Shares outstanding – Administrator Class[1]	2,693,290
Net asset value per share – Administrator Class	$10.84
Net assets – Institutional Class	$ 761,944,411
Shares outstanding – Institutional Class[1]	70,215,585
Net asset value per share – Institutional Class	$10.85
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

46  |  Allspring Intermediate Tax/AMT-Free Fund

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 52,162,485
Expenses
Management fee	6,642,863
Administration fees
Class A	366,347
Class C	15,591
Class R6	191,199
Administrator Class	38,398
Institutional Class	701,103
Shareholder servicing fees
Class A	571,064
Class C	24,261
Administrator Class	94,852
Distribution fee
Class C	72,782
Custody and accounting fees	93,706
Professional fees	85,833
Registration fees	125,343
Shareholder report expenses	69,869
Trustees’ fees and expenses	20,033
Other fees and expenses	52,684
Total expenses	9,165,928
Less: Fee waivers and/or expense reimbursements
Fund-level	(472,542)
Class A	(183,173)
Class C	(6,821)
Administrator Class	(42,238)
Net expenses	8,461,154
Net investment income	43,701,331
Realized and unrealized gains (losses) on investments
Net realized gains on investments	6,953,488
Net change in unrealized gains (losses) on investments	(169,556,314)
Net realized and unrealized gains (losses) on investments	(162,602,826)
Net decrease in net assets resulting from operations	$(118,901,495)
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  47

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 43,701,331		$ 53,787,094
Net realized gains on investments		6,953,488		28,079,093
Net change in unrealized gains (losses) on investments		(169,556,314)		11,018,704
Net increase (decrease) in net assets resulting from operations		(118,901,495)		92,884,891
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,093,391)		(5,430,306)
Class C		(142,620)		(199,452)
Class R6		(15,955,578)		(21,437,694)
Administrator Class		(885,212)		(1,131,729)
Institutional Class		(21,622,788)		(25,557,772)
Total distributions to shareholders		(43,699,589)		(53,756,953)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,251,183	14,251,621	2,517,766	29,826,922
Class C	86,124	960,368	179,989	2,134,820
Class R6	12,915,001	149,434,203	16,904,544	200,647,417
Administrator Class	283,136	3,208,139	540,975	6,436,253
Institutional Class	28,939,320	328,622,467	15,114,595	179,682,905
		496,476,798		418,728,317
Reinvestment of distributions
Class A	421,216	4,831,998	436,176	5,175,278
Class C	12,279	140,958	16,407	194,593
Class R6	81,145	931,361	332,078	3,935,648
Administrator Class	73,451	845,963	91,539	1,086,703
Institutional Class	1,785,945	20,535,850	1,890,955	22,464,870
		27,286,130		32,857,092
Payment for shares redeemed
Class A	(3,811,202)	(43,275,042)	(3,609,130)	(42,841,998)
Class C	(341,331)	(3,962,953)	(818,394)	(9,682,479)
Class R6	(30,140,846)	(347,586,987)	(54,972,301)	(651,320,507)
Administrator Class	(1,650,035)	(19,002,588)	(1,798,153)	(21,293,473)
Institutional Class	(38,031,014)	(430,638,034)	(35,376,643)	(420,166,305)
		(844,465,604)		(1,145,304,762)
Net decrease in net assets resulting from capital share transactions		(320,702,676)		(693,719,353)
Total decrease in net assets		(483,303,760)		(654,591,415)
Net assets
Beginning of period		1,959,611,835		2,614,203,250
End of period		$1,476,308,075		$ 1,959,611,835
The accompanying notes are an integral part of these financial statements.

48  |  Allspring Intermediate Tax/AMT-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.92	$11.72	$11.66	$11.31	$11.46
Net investment income	0.26	0.26	0.26	0.28	0.27
Net realized and unrealized gains (losses) on investments	(1.08)	0.20	0.05	0.35	(0.15)
Total from investment operations	(0.82)	0.46	0.31	0.63	0.12
Distributions to shareholders from
Net investment income	(0.26)	(0.26)	(0.25)	(0.28)	(0.27)
Net asset value, end of period	$10.84	$11.92	$11.72	$11.66	$11.31
Total return[1]	(7.00)%	3.92%	2.72%	5.67%	1.08%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.80%	0.79%	0.80%	0.80%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.22%	2.16%	2.18%	2.47%	2.38%
Supplemental data
Portfolio turnover rate	7%	12%	24%	14%	14%
Net assets, end of period (000s omitted)	$200,566	$246,130	$249,724	$263,113	$287,408

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  49

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.92	$11.72	$11.66	$11.31	$11.46
Net investment income	0.17	0.17	0.17	0.20	0.19
Net realized and unrealized gains (losses) on investments	(1.08)	0.20	0.06	0.35	(0.15)
Total from investment operations	(0.91)	0.37	0.23	0.55	0.04
Distributions to shareholders from
Net investment income	(0.17)	(0.17)	(0.17)	(0.20)	(0.19)
Net asset value, end of period	$10.84	$11.92	$11.72	$11.66	$11.31
Total return[1]	(7.70)%	3.14%	1.95%	4.88%	0.32%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.55%	1.54%	1.55%	1.55%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.46%	1.40%	1.43%	1.73%	1.63%
Supplemental data
Portfolio turnover rate	7%	12%	24%	14%	14%
Net assets, end of period (000s omitted)	$8,268	$11,990	$19,082	$26,737	$35,421

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

50  |  Allspring Intermediate Tax/AMT-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$11.93	$11.74	$11.67	$11.33
Net investment income	0.29	0.29	0.29	0.29
Net realized and unrealized gains (losses) on investments	(1.08)	0.19	0.07	0.34
Total from investment operations	(0.79)	0.48	0.36	0.63
Distributions to shareholders from
Net investment income	(0.29)	(0.29)	(0.29)	(0.29)
Net asset value, end of period	$10.85	$11.93	$11.74	$11.67
Total return[2]	(6.71)%	4.14%	3.110%	5.65%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.42%	0.41%	0.41%
Net expenses	0.40%	0.40%	0.40%	0.40%
Net investment income	2.50%	2.44%	2.48%	2.75%
Supplemental data
Portfolio turnover rate	7%	12%	24%	14%
Net assets, end of period (000s omitted)	$476,328	$728,547	$1,159,305	$996,477

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  51

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.93	$11.73	$11.67	$11.32	$11.47
Net investment income	0.27	0.27	0.27	0.29	0.28
Net realized and unrealized gains (losses) on investments	(1.09)	0.20	0.06	0.35	(0.15)
Total from investment operations	(0.82)	0.47	0.33	0.64	0.13
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.27)	(0.29)	(0.28)
Net asset value, end of period	$10.84	$11.93	$11.73	$11.67	$11.32
Total return	(6.99)%	4.02%	2.82%	5.77%	1.18%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.73%	0.73%	0.74%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.31%	2.25%	2.28%	2.57%	2.48%
Supplemental data
Portfolio turnover rate	7%	12%	24%	14%	14%
Net assets, end of period (000s omitted)	$29,202	$47,552	$60,435	$177,742	$183,624
The accompanying notes are an integral part of these financial statements.

52  |  Allspring Intermediate Tax/AMT-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.94	$11.74	$11.68	$11.33	$11.47
Net investment income	0.29	0.29	0.28	0.31	0.30
Net realized and unrealized gains (losses) on investments	(1.09)	0.20	0.06	0.35	(0.14)
Total from investment operations	(0.80)	0.49	0.34	0.66	0.16
Distributions to shareholders from
Net investment income	(0.29)	(0.29)	(0.28)	(0.31)	(0.30)
Net asset value, end of period	$10.85	$11.94	$11.74	$11.68	$11.33
Total return	(6.84)%	4.17%	2.97%	5.93%	1.42%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.47%	0.46%	0.47%	0.47%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	2.47%	2.40%	2.43%	2.72%	2.64%
Supplemental data
Portfolio turnover rate	7%	12%	24%	14%	14%
Net assets, end of period (000s omitted)	$761,944	$925,392	$1,125,657	$1,199,588	$1,932,382
The accompanying notes are an integral part of these financial statements.

Allspring Intermediate Tax/AMT-Free Fund  |  53

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Intermediate Tax/AMT-Free Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

54  |  Allspring Intermediate Tax/AMT-Free Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $1,471,618,916 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 20,620,783
Gross unrealized losses	(34,374,843)
Net unrealized losses	$(13,754,060)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $7,431,668 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Intermediate Tax/AMT-Free Fund  |  55

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$0	$ 2,000,000	$0	$ 2,000,000
Municipal obligations	0	1,455,864,856	0	1,455,864,856
Total assets	$0	$1,457,864,856	$0	$1,457,864,856
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

56  |  Allspring Intermediate Tax/AMT-Free Fund

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.70%
Class C	1.45
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $1,731 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $246,505,000, $274,874,252 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $125,719,476 and $434,678,261, respectively.

Allspring Intermediate Tax/AMT-Free Fund  |  57

Notes to financial statements
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $43,699,589 and $53,756,953 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$1,415,547	$(13,754,060)	$(7,431,668)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

58  |  Allspring Intermediate Tax/AMT-Free Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Intermediate Tax/AMT-Free Fund (formerly, Wells Fargo Intermediate Tax/AMT-Free Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

Allspring Intermediate Tax/AMT-Free Fund  |  59

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

60  |  Allspring Intermediate Tax/AMT-Free Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Intermediate Tax/AMT-Free Fund  |  61

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

62  |  Allspring Intermediate Tax/AMT-Free Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Intermediate Tax/AMT-Free Fund  |  63

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

64  |  Allspring Intermediate Tax/AMT-Free Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00660 08-22
A251/AR251 06-22

Annual Report
June 30, 2022
Allspring
Minnesota Tax-Free Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Minnesota Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Minnesota Tax-Free Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Minnesota Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Minnesota Tax-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (NMTFX)	1-12-1988	-10.79	0.18	1.38	-6.59	1.10	1.85	0.92	0.85
Class C (WMTCX)	4-8-2005	-8.29	0.35	1.24	-7.29	0.35	1.24	1.67	1.60
Administrator Class (NWMIX)	8-2-1993	–	–	–	-6.35	1.35	2.12	0.86	0.60
Institutional Class (WMTIX)[3]	10-31-2016	–	–	–	-6.28 ♠	1.42	2.16	0.59	0.52
Bloomberg Municipal Bond Index[4]	–	–	–	–	-8.57	1.51	2.38	–	–
Bloomberg Minnesota Municipal Bond Index[5]	–	–	–	–	-7.85	1.27	1.99	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.60% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg Minnesota Municipal Bond Index is the Minnesota component of the Bloomberg Municipal Bond Index. You cannot invest directly in an index

6  |  Allspring Minnesota Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond Index and Bloomberg Minnesota Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Minnesota municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Allspring Minnesota Tax-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed the Bloomberg Municipal Bond Index and the Bloomberg Minnesota Municipal Bond Index for the 12-month period that ended June 30, 2022.
■	The Fund’s conservative duration and yield-curve positioning contributed strongly to performance as rates increased across the entire yield curve during the period in response to the Federal Reserve’s (Fed’s) monetary tightening policy. We were underweight longer-term bonds, which underperformed. Our overweight to the 4- to 10-year part of the curve was a strong contributor as this part of the curve outperformed the index.
■	Our overweight to non-investment-grade bonds contributed to performance as this rating category outperformed. The Fund was underweight AA-rated bonds, which slightly outperformed the index, although our security selection within this rating category was strong.
■	The Fund’s broad sector allocation and security selection contributed to performance. We were slightly underweight general obligation (GO) bonds, which outperformed the index. We were slightly overweight revenue bonds, which underperformed. However, our security selection in this sector ultimately helped offset this sector’s negative performance. Specifically, we were overweight the education and hospital sectors, which underperformed, but our strong research-driven selection process within these sectors led to outperformance.
Minnesota’s municipal credit fundamentals are solid.
Minnesota state credit ratings are Aa1 (positive) and AAA (stable) by Moody’s Investors Service, Inc., and Standard & Poor’s Financial Services LLC, respectively. Minnesota is the 22nd-largest state in terms of population, with 5.6 million people, and 17th by gross domestic product. The outbreak of COVID-19, the corresponding business closures, and other mitigation efforts had a significant impact on Minnesota’s economy and finances in fiscal-year 2020. For fiscal-year 2021 and year-to-date fiscal-year 2022, however, the state’s economy and finances have rebounded significantly, aided by federal COVID-19 relief funds. The state’s most recent projections show an upward revised general fund surplus of $9.253 billion for the fiscal-year 2022–2023 biennium. Additionally, Minnesota has maintained a much better employment situation than national levels, with unemployment at only 2.0%, compared with the nation’s average of 3.6% as of the end of May 2022. Debt and pension liabilities remain manageable in our view, and the state’s reserves have increased significantly over the past several years and stood at $2.81 billion or 11.4% of annual revenues at the end of fiscal-year 2021. Minnesota’s economy is broad and well diversified with above-average income levels and a high labor force participation rate.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Allspring Minnesota Tax-Free Fund

Performance highlights (unaudited)
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory,” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future monetary policy actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75% as the Fed attempts to curb record-high inflation while avoiding recession.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to
Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors will return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Duration and yield curve were the largest contributors to performance, followed by selection, credit, and sector allocation.
We maintained a shorter duration position relative to the Fund’s primary benchmark, which led to outperformance as the Fed continued to move forward with rate increases. Shorter-duration bonds strongly outperformed longer-duration bonds during this monetary tightening cycle. Additionally, our curve positioning was strong. We were overweight the 4- to 10-year part of the curve and underweight the 15-year-plus part of the curve. Not only did the 5- to 10-year part of the curve outperform, but our security selection within that part of the curve was strong. The 15-year-plus part of the curve strongly underperformed, and although we were underweight, our bond selection mitigated some of the underperformance.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
While we were modestly underweight GO debt, on a broad basis, this sector outperformed. We were slightly overweight revenue bonds, which underperformed. However, our security selection within this broad sector outperformed. Specifically, we were overweight the education sector, which underperformed, but our selection in this sector led to a contribution to performance. We were also overweight the hospital sector, which underperformed, although our security selection within this sector helped offset this underperformance. We were underweight transportation, which also underperformed the broader index.

Allspring Minnesota Tax-Free Fund  |  9

Performance highlights (unaudited)
Credit quality contributed modestly to overall performance. We were overweight non-investment-grade bonds, primarily charter schools, which strongly outperformed the benchmark and aided performance. We were underweight AA names, which slightly outperformed the benchmark, although our selection within this rating category helped offset our underweight.
Some of the better-performing bonds for the year were Rochester Minnesota Health Care Facilities – Mayo Clinic and Minnesota General Fund Appropriation bonds. These fall into very high-grade rating categories that outperformed during the year. The main detractors from performance were Elk River Minnesota GO sales tax bonds and Duluth Minnesota Economic Development Authority Health Care – Essentia Health Obligated Group. While Elk River is a very high-grade name, the overall low coupon structure of the bond and its longer duration led to underperformance. Essentia is a lower-rated investment-grade rated hospital bond. Both lower-rated investment-grade credit and the hospital sector underperformed.
Monetary tightening policy and persistently high inflation have been driving performance. We believe issue selection and yield-curve positioning will be key drivers in state-specific funds.
We believe the Fed will continue its monetary tightening policy well into the second half of calendar-year 2022, and we are looking for signs of a slowing national economy. Minnesota’s economy typically does better than the national economy. We are looking to remain conservatively positioned relative to the benchmark duration, although we may look to increase duration modestly as we monitor the impact of inflation and monetary tightening. We are overweight 4- to 10-year intermediate-term bonds, which offer the best risk-adjusted returns in a defensive positioning. We believe that most municipalities will continue to see improvements in the near term given federal stimulus resulting from the COVID-19 pandemic. We continue to look for value in lower-credit-quality investment-grade names while opportunistically buying higher-grade names at attractive levels. The threat of a slowing economy could affect our sector allocation decisions as we look to move into areas that will be less affected by recessionary pressures. We will monitor the economy and interest rates, with a specific focus on the technical market and fundamental credit quality, to adjust duration, yield-curve positioning, credit quality, and sector allocations over the next year.

10  |  Allspring Minnesota Tax-Free Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 933.11	$4.07	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$ 929.62	$7.66	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$ 935.12	$2.88	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 934.64	$2.49	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Minnesota Tax-Free Fund  |  11

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 106.00%
Alabama: 0.55%
Utilities revenue: 0.55%
Black Belt Energy Gas District Gas Supply Project #7 Series C-1	4.00%	12-1-2025	$1,000,000	$ 1,017,999
Colorado: 0.57%
Health revenue: 0.57%
Colorado Health Facilities Authority Hospital CommonSpirit Health Series B-2	5.00	8-1-2049	1,000,000	1,056,721
Guam: 0.90%
Airport revenue: 0.34%
Guam Port Authority Series 2018B	5.00	7-1-2035	605,000	641,612
Utilities revenue: 0.56%
Guam Power Authority Series A %%	5.00	10-1-2026	500,000	531,110
Guam Power Authority Series A (AGM Insured) øø	5.00	10-1-2030	500,000	504,121
				1,035,231
				1,676,843
Illinois: 0.73%
GO revenue: 0.56%
Illinois Series A	5.00	3-1-2024	500,000	518,065
Illinois Series A	5.25	3-1-2037	500,000	537,035
				1,055,100
Miscellaneous revenue: 0.17%
Chicago IL Special Assessment Improvement Bonds Refunding Series 2022	2.53	12-1-2025	335,000	316,562
				1,371,662
Minnesota: 102.34%
Airport revenue: 2.95%
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014A	5.00	1-1-2032	800,000	820,743
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014B	5.00	1-1-2026	1,250,000	1,288,278
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2016A	5.00	1-1-2031	250,000	269,321
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2016C	5.00	1-1-2046	1,000,000	1,036,750
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2016D	5.00	1-1-2041	250,000	258,566
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2019A	5.00	1-1-2031	500,000	557,933
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2019A	5.00	1-1-2033	200,000	205,025
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2019B	5.00	1-1-2025	1,000,000	1,057,184
				5,493,800
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue: 23.24%
Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A	5.50%	7-1-2040	$ 750,000	$ 739,888
Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2029	590,000	596,556
Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2034	500,000	502,060
Columbus MN Charter School New Millennium Academy Project Series 2015A	5.50	7-1-2030	1,000,000	925,513
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015A	5.25	7-1-2040	500,000	507,861
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2025	125,000	124,582
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2026	100,000	99,127
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2027	100,000	98,621
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	5.25	7-1-2037	400,000	408,300
Forest Lakes MN Charter School Lakes International Language Academy Project Series 2014A	5.50	8-1-2036	500,000	508,977
Ham Lake MN Charter School DaVinci Academy Project Series 2012A	4.00	7-1-2028	370,000	366,116
Ham Lake MN Charter School DaVinci Academy Project Series 2016A	5.00	7-1-2031	625,000	640,877
Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series 2014A	4.00	7-1-2022	480,000	480,000
Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series 2014A	5.00	7-1-2029	600,000	605,643
Minneapolis MN Charter School Northeast College Preparatory Project	5.00	7-1-2055	700,000	604,384
Minneapolis MN Charter School Yinghua Academy Project Series 2013A	5.00	7-1-2023	70,000	70,463
Minnesota HEFAR Bethel University Series 2017	5.00	5-1-2037	1,250,000	1,260,145
Minnesota HEFAR College of St. Scholastica Series 2019	4.00	12-1-2040	1,000,000	968,394
Minnesota HEFAR College of St. Scholastica Series 7R	4.25	12-1-2027	400,000	401,457
Minnesota HEFAR Hamline University Series 2017B	5.00	10-1-2035	1,000,000	1,016,149
Minnesota HEFAR Macalester College	5.00	3-1-2028	400,000	440,127
Minnesota HEFAR Macalester College	5.00	3-1-2030	500,000	549,832
Minnesota HEFAR St. Benedict College Series 2017	4.00	3-1-2036	410,000	405,091
Minnesota HEFAR St. Catherine University Refunding Bond Series A	5.00	10-1-2025	570,000	606,609
Minnesota HEFAR St. Catherine University Series A	5.00	10-1-2045	2,000,000	2,094,860
Minnesota HEFAR St. Johns University	4.00	10-1-2034	200,000	198,730
Minnesota HEFAR St. Johns University	4.00	10-1-2035	170,000	168,358
Minnesota HEFAR St. Johns University	4.00	10-1-2039	200,000	193,249
Minnesota HEFAR St. Johns University	4.00	10-1-2040	200,000	192,238
Minnesota HEFAR St. Olaf College	4.00	10-1-2046	2,750,000	2,689,123
Minnesota HEFAR St. Thomas University Green Bond Series A	5.00	10-1-2026	295,000	320,415
Minnesota HEFAR St. Thomas University Green Bond Series A	5.00	10-1-2052	1,000,000	1,038,969
Minnesota HEFAR St. Thomas University Series 2019	4.00	10-1-2041	515,000	484,136
Minnesota HEFAR St. Thomas University Series 2019	5.00	10-1-2040	750,000	795,770
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2028	920,000	988,154
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2029	750,000	804,147
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2035	750,000	791,464
Minnesota HEFAR St. Thomas University Series B	5.00	10-1-2036	775,000	835,570
The accompanying notes are an integral part of these financial statements.

Allspring Minnesota Tax-Free Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds	4.00%	11-1-2037	$1,425,000	$ 1,419,871
Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds	5.00	11-1-2027	500,000	549,751
Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds Series 2018	5.00	11-1-2026	700,000	755,903
Minnesota State Colleges & Universities Refunding Bonds Series 2017A	5.00	10-1-2027	500,000	555,457
Moorhead MN Educational Facilities Revenue Bonds The Concordia College Corporation Project Series 2016	5.00	12-1-2025	2,000,000	2,079,358
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	4.15	9-1-2024	275,000	272,141
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	5.00	9-1-2034	1,100,000	1,065,837
Rice County MN Educational Facilities Shattuck-St. Mary's School Project 144A	5.00	8-1-2022	930,000	932,554
St. Cloud MN Charter School Lease Revenue Bonds Athlos Academy of St. Cloud Series A 144A	5.25	6-1-2032	355,000	342,885
St. Cloud MN Charter School Lease Revenue Bonds Stride Academy Project Series 2016A	5.00	4-1-2036	750,000	602,970
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2016A	5.25	9-1-2031	1,000,000	1,026,776
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2020A	5.00	9-1-2055	400,000	376,578
St. Paul MN Housing & RDA Charter School Lease Revenue Twin Cities Academy Project Series 2015A	5.00	7-1-2035	925,000	931,880
St. Paul MN Housing & RDA Charter School Lease Revenue Twin Cities German Immersion School Project Series 2013A	4.00	7-1-2023	45,000	45,024
St. Paul MN Housing & RDA Charter School Lease Revenue Twin Cities German Immersion School Project Series 2019A	5.00	7-1-2055	750,000	718,930
St. Paul MN Housing & RDA Conservatory for Performing Artists Series A	4.00	3-1-2028	150,000	144,686
St. Paul MN Housing & RDA Hope Community Academy Project Series 2015A	5.00	12-1-2034	1,645,000	1,524,151
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2760 (Morgan Stanley Bank LIQ) 144Aø	1.11	11-1-2037	1,425,000	1,425,000
University of Minnesota Series 2017A	5.00	9-1-2042	770,000	827,472
University of Minnesota Series 2019A	5.00	4-1-2044	2,000,000	2,180,029
University of Minnesota State Supported Biomedical Science Series 2011B	5.00	8-1-2035	500,000	587,288
Woodbury MN Charter School Refunding Bond MSA Building Company Series A	4.00	12-1-2050	500,000	423,560
				43,310,056
GO revenue: 23.17%
Becker MN Independent School District #726 Series 2022B (State School District Credit Program Insured)	4.00	2-1-2024	190,000	195,958
Becker MN Independent School District #726 Series 2022B (State School District Credit Program Insured)	4.00	2-1-2026	100,000	104,943
Brainerd MN Independent School District #181 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2043	225,000	226,286
Chaska MN Series C	5.00	2-1-2028	235,000	263,686
Chaska MN Series C	5.00	2-1-2029	250,000	282,951
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Chaska MN Series C	5.00%	2-1-2030	$ 230,000	$ 263,143
Duluth MN Independent School District #709 Certificate of Participation Series 2019B (State School District Credit Program Insured) ¤	0.00	2-1-2033	1,075,000	685,468
Elk River MN Series A	3.00	12-1-2044	2,000,000	1,718,417
Hastings MN Independent School District #200 CAB Series A (State School District Credit Program Insured) ¤	0.00	2-1-2032	1,305,000	945,607
Hastings MN Independent School District #200 CAB Series A (State School District Credit Program Insured) ¤	0.00	2-1-2033	1,145,000	794,852
Hennepin County MN Series 2016B	5.00	12-1-2029	450,000	498,013
Hennepin County MN Series 2017C	5.00	12-1-2031	2,000,000	2,207,228
Hennepin County MN Series 2018B (TD Bank NA SPA) ø	0.90	12-1-2038	3,500,000	3,500,000
Hennepin County MN Series 2020A	5.00	12-1-2029	2,160,000	2,514,362
Long Prairie MN Sewer Revenue Bond Series 2018A (Minnesota Credit Program Insured)	5.00	2-1-2025	160,000	169,602
Long Prairie MN Sewer Revenue Bond Series 2018A (Minnesota Credit Program Insured)	5.00	2-1-2026	185,000	199,440
Minneapolis MN Special School District #1 Series A (State School District Credit Program Insured)	4.00	2-1-2040	1,150,000	1,160,953
Minnesota Series 2018A	5.00	8-1-2032	2,700,000	3,019,254
Minnesota Series A	5.00	8-1-2039	1,750,000	1,986,025
Minnesota Trunk Highway Series B	4.00	8-1-2031	250,000	265,781
Minnesota Various Purpose Bonds Series 2015A ##	5.00	8-1-2028	3,400,000	3,687,789
Moorhead MN Improvement Series C	4.00	2-1-2027	435,000	458,014
Nashwauk-Keewatin MN Independent School District #319 Series 2022A (State School District Credit Program Insured)	5.00	2-1-2030	250,000	286,758
Nashwauk-Keewatin MN Independent School District #319 Series 2022A (State School District Credit Program Insured)	5.00	2-1-2031	325,000	376,028
North St. Paul and Maplewood MN Independent School District #622 Facilities Maintenance Series B (State School District Credit Program Insured)	4.00	2-1-2029	2,735,000	2,934,866
Ramsey County MN Series A	5.00	2-1-2023	2,220,000	2,262,821
Red Lake County MN Central Independent School District #2906 Series 2022A (State School District Credit Program Insured)	5.00	2-1-2030	275,000	316,040
Red Lake County MN Central Independent School District #2906 Series 2022A (State School District Credit Program Insured)	5.00	2-1-2031	165,000	191,178
Red Lake County MN Central Independent School District #2906 Series 2022A (State School District Credit Program Insured)	5.00	2-1-2032	250,000	290,945
Red Lake County MN Central Independent School District #2906 Series 2022A (State School District Credit Program Insured)	5.00	2-1-2033	310,000	359,957
Rosemount MN Independent School District #196 School Building Series 2016A (State School District Credit Program Insured)	5.00	2-1-2027	1,500,000	1,644,977
Roseville MN Independent School District #623 School Building Series A (State School District Credit Program Insured)	5.00	2-1-2031	2,090,000	2,291,047
Saint Cloud MN Independent School District #742 Series B (State School District Credit Program Insured)	5.00	2-1-2031	200,000	227,544
The accompanying notes are an integral part of these financial statements.

Allspring Minnesota Tax-Free Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Sartell MN Independent School District #748 St. Stephen Public Schools GO Series 2016A (State School District Credit Program Insured)	5.00%	2-1-2027	$1,450,000	$ 1,553,489
Shakopee MN Independent School District #720 Series A (State School District Credit Program Insured)	5.00	2-1-2023	1,000,000	1,019,867
Shakopee MN Independent School District #720 Series B (State School District Credit Program Insured)	5.00	2-1-2025	405,000	432,960
St. Cloud MN Series A	4.00	2-1-2028	460,000	490,859
St. Cloud MN Series A	4.00	2-1-2029	475,000	504,525
St. Cloud MN Series A	4.00	2-1-2030	495,000	523,833
St. Francis MN Independent School District #15 Series A (State School District Credit Program Insured)	5.00	2-1-2027	485,000	494,720
St. Francis MN Independent School District #15 Series A (State School District Credit Program Insured)	5.00	2-1-2028	220,000	224,244
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2030	440,000	462,739
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2032	530,000	554,834
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2033	555,000	577,446
				43,169,449
Health revenue: 20.52%
Center City MN HCFR Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2026	750,000	775,694
Center City MN HCFR Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2027	500,000	516,000
Center City MN HCFR Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2029	300,000	306,908
Duluth MN EDA HCFR Essentia Health Series A	5.00	2-15-2048	650,000	669,803
Duluth MN EDA HCFR Essentia Health Series A	5.25	2-15-2053	2,500,000	2,613,459
Maple Grove MN HCFR Maple Grove Hospital Corporation	5.00	5-1-2030	850,000	898,695
Maple Grove MN HCFR North Memorial Health Care Series 2015	5.00	9-1-2023	655,000	675,921
Maple Grove MN HCFR Series 2017	5.00	5-1-2031	500,000	525,874
Maple Grove MN HCFR Series 2017	5.00	5-1-2032	500,000	522,360
Minneapolis & St. Paul MN Housing & RDA Allina Health System	5.00	11-15-2025	225,000	244,383
Minneapolis & St. Paul MN Housing & RDA Allina Health System	5.00	11-15-2026	645,000	713,529
Minneapolis & St. Paul MN Housing & RDA Allina Health System	5.00	11-15-2029	1,000,000	1,143,219
Minneapolis & St. Paul MN Housing & RDA Allina Health System Series 2017A	5.00	11-15-2029	1,000,000	1,097,851
Minneapolis MN Health Care System Fairview Health Services Series 2015A	5.00	11-15-2033	2,000,000	2,071,943
Minneapolis MN Health Care System Fairview Health Services Series 2018A	5.00	11-15-2035	270,000	284,433
Minneapolis MN Health Care System Fairview Health Services Series 2018A	5.00	11-15-2036	400,000	420,740
Minneapolis MN Health Care System Revenue Allina Health System	4.00	11-15-2038	975,000	971,417
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Minneapolis MN Health Care System Revenue Refunded Bond Fairview Health Services Series A	5.00%	11-15-2049	$1,000,000	$ 1,033,911
Plato MN Health Care Facilities Bond Glencoe Regional Health Services Project Series 2017	5.00	4-1-2041	550,000	565,712
Rochester MN HCFR Mayo Clinic ø	0.93	11-15-2047	700,000	700,000
Rochester MN HCFR Mayo Clinic Series B (Northern Trust Company SPA) ø	0.93	11-15-2038	7,000,000	7,000,000
Saint Cloud MN Health Care CentraCare Health System Obligated Group Series A	5.00	5-1-2027	1,785,000	1,894,794
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	750,000	748,587
Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2027	700,000	725,117
Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2029	725,000	745,351
St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2030	2,000,000	2,096,063
St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2031	2,000,000	2,090,778
St. Cloud MN Health Care Revenue CentraCare Health System Series A	5.00	5-1-2028	1,550,000	1,634,935
St. Paul MN Housing & RDA Fairview Health Services Series 2017A	5.00	11-15-2034	565,000	593,952
St. Paul MN Housing & RDA Healthfirst Care Systems Project Series 2015A	5.00	11-15-2027	1,000,000	1,083,599
St. Paul MN Housing & RDA Healthpartners Obligation Group Series 2015A	5.00	7-1-2025	520,000	554,135
St. Paul MN Housing & RDA Healthpartners Obligation Group Series 2015A	5.00	7-1-2028	225,000	236,262
St. Paul MN Housing & RDA Healthpartners Obligation Group Series 2015A	5.00	7-1-2031	2,010,000	2,087,595
				38,243,020
Housing revenue: 4.22%
Minneapolis MN Student Housing Riverton Community Housing Project Series 2014	5.00	8-1-2032	860,000	865,007
Minnesota HFA Rental Housing Series C (Department of Housing and Urban Development Insured)	0.30	2-1-2024	1,500,000	1,454,743
Minnesota HFA Residential Housing Series D (SIFMA Municipal Swap +0.43%)(GNMA / FNMA / FHLMC Insured) ±	1.41	1-1-2045	750,000	749,145
Minnesota HFA Residential Housing Series E (GNMA / FNMA / FHLMC Insured)	1.75	1-1-2028	640,000	600,154
Minnesota HFA Residential Housing Series E (GNMA / FNMA / FHLMC Insured)	1.75	7-1-2028	500,000	464,416
Minnesota HFA State Appropriation Bonds Series 2015A	4.00	8-1-2031	300,000	313,918
Minnesota HFA State Appropriation Bonds Series 2015A	5.00	8-1-2027	1,665,000	1,764,277
Minnesota HFA State Appropriation Bonds Series 2015A	5.00	8-1-2032	500,000	525,333
Minnesota HFA State Appropriation Housing Infrastructure Series B	5.00	8-1-2029	320,000	363,897
Minnesota HFA State Appropriation Housing Infrastructure Series B	5.00	8-1-2030	465,000	533,322
Minnesota HFA State Appropriation Housing Infrastructure Series D	5.00	8-1-2028	200,000	225,399
				7,859,611
The accompanying notes are an integral part of these financial statements.

Allspring Minnesota Tax-Free Fund  |  17

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 15.99%
Anoka Hennepin MN Independent School District #11 Certificate of Participation Series 2014A	5.00%	2-1-2034	$1,000,000	$ 1,041,849
Center City MN HCFR Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2030	250,000	247,893
Center City MN HCFR Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2031	250,000	245,785
Center City MN HCFR Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2034	300,000	288,664
Duluth MN Independent School District #709 Certificate of Participation Series 2019A	4.00	3-1-2026	700,000	694,802
Duluth MN Independent School District #709 Certificate of Participation Series 2019B (State School District Credit Program Insured)	5.00	2-1-2026	395,000	429,769
Duluth MN Independent School District #709 Certificate of Participation Series 2019B (State School District Credit Program Insured)	5.00	2-1-2028	700,000	780,835
Goodhue County MN Education District #6051 Red Wing Certificate of Participation Series 2014A	5.00	2-1-2029	750,000	784,712
Lake Agassiz Education Cooperative #0397-52 Certificate of Participation Series A	3.00	2-1-2028	290,000	282,287
Lake Agassiz Education Cooperative #0397-52 Certificate of Participation Series A	3.00	2-1-2029	300,000	287,428
Lake Agassiz Education Cooperative #0397-52 Certificate of Participation Series A	3.00	2-1-2030	310,000	292,968
Minneapolis MN Special School District #1 Certificate of Participation Series A	5.00	4-1-2024	300,000	314,841
Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2027	2,000,000	2,016,144
Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2029	2,000,000	2,016,144
Minnesota General Fund Appropriation Bonds Series 2014A	5.00	6-1-2033	1,000,000	1,027,420
Minnesota Legislative Office Facility Project Certificate of Participation Series 2014	5.00	6-1-2023	435,000	447,644
Minnesota Rural Water Finance Authority Public Projects Construction Notes	0.25	8-1-2022	2,750,000	2,745,987
Minnesota Rural Water Financial Authority Public Projects Construction Notes	2.63	12-1-2023	1,500,000	1,500,161
Minnetonka MN Independent School District #276 Certificate of Participation Series 2016F	5.00	2-1-2025	205,000	209,097
Minnetonka MN Independent School District #276 Certificate of Participation Series 2018C	5.75	2-1-2042	2,145,000	2,342,659
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2013A	4.00	2-1-2024	1,100,000	1,112,290
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2015B	5.00	2-1-2034	1,500,000	1,593,873
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2026	500,000	520,576
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2027	1,000,000	1,037,179
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2023	230,000	232,525
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2024	130,000	133,525
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2025	215,000	223,021
St. Cloud MN Independent School District #742 Certificate of Participation Series 2017A	5.00	2-1-2032	500,000	532,063
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
St. Cloud MN Independent School District #742 Certificate of Participation Series 2017A	5.00%	2-1-2034	$ 350,000	$ 371,904
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2028	245,000	261,436
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2029	255,000	270,850
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2030	260,000	275,144
St. Paul MN Independent School District #625 Certificate of Participation Series C (State School District Credit Program Insured)	5.00	2-1-2030	2,965,000	3,252,552
White Bear Lake MN Independent School District #624 Certificate of Participation Series B	5.00	4-1-2026	830,000	900,780
White Bear Lake MN Refunding Bonds YMCA of Greater Twin Cities Project Series 2018	5.00	6-1-2032	1,000,000	1,076,326
				29,791,133
Resource recovery revenue: 0.65%
Douglas County MN Refunding Bond Solid Waste Series A	5.00	8-1-2030	1,055,000	1,205,026
Tax revenue: 0.76%
Hennepin County MN Series 2019B	5.00	12-15-2031	1,260,000	1,423,175
Transportation revenue: 0.87%
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	4.00	8-1-2026	525,000	537,112
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	4.00	8-1-2027	545,000	555,430
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	5.00	8-1-2025	500,000	520,349
				1,612,891
Utilities revenue: 9.97%
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Revenue Refunding Bonds Series 2021 (AGM Insured)	4.00	1-1-2042	350,000	347,794
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Revenue Refunding Bonds Series 2021 (AGM Insured)	5.00	1-1-2029	315,000	355,392
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Revenue Refunding Bonds Series 2021 (AGM Insured)	5.00	1-1-2030	210,000	239,017
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Revenue Refunding Bonds Series 2021 (AGM Insured)	5.00	1-1-2031	350,000	398,637
Elk River MN Electric Series B	5.00	8-1-2028	300,000	337,026
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012A	5.00	12-1-2026	700,000	709,899
Minnesota Municipal Gas Agency Series 2022 (Royal Bank of Canada LIQ)	4.00	12-1-2052	3,000,000	3,074,804
Northern Minnesota Municipal Power Agency Electric System	5.00	1-1-2036	100,000	107,901
Northern Minnesota Municipal Power Agency Electric System Series 2013A	4.00	1-1-2028	450,000	454,469
Northern Minnesota Municipal Power Agency Electric System Series 2013A	5.00	1-1-2031	745,000	756,624
Northern Minnesota Municipal Power Agency Electric System Series 2016	5.00	1-1-2025	205,000	218,613
Northern Minnesota Municipal Power Agency Electric System Series 2016	5.00	1-1-2030	520,000	564,739
The accompanying notes are an integral part of these financial statements.

Allspring Minnesota Tax-Free Fund  |  19

Portfolio of investments—June 30, 2022

		Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Northern Minnesota Municipal Power Agency Electric System Series 2016		5.00%	1-1-2031	$ 350,000	$ 379,991
Northern Minnesota Municipal Power Agency Electric System Series 2017		5.00	1-1-2041	400,000	429,273
Rochester MN Electric Utility Revenue Series 2013B		5.00	12-1-2025	315,000	328,960
Rochester MN Electric Utility Revenue Series 2013B		5.00	12-1-2026	250,000	261,079
Rochester MN Electric Utility Revenue Series 2017A		5.00	12-1-2037	500,000	553,348
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A		5.00	1-1-2032	700,000	795,666
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A		5.00	1-1-2033	560,000	632,329
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A		5.00	1-1-2034	615,000	691,180
Southern Minnesota Municipal Power Agency Series A		5.00	1-1-2041	480,000	518,123
St. Paul MN Port Authority District Energy Revenue Series 1		3.00	10-1-2023	200,000	202,433
St. Paul MN Port Authority District Energy Revenue Series 1		3.00	10-1-2027	100,000	100,426
St. Paul MN Port Authority District Energy Revenue Series 1		3.00	10-1-2034	225,000	204,582
St. Paul MN Port Authority District Energy Revenue Series 1		4.00	10-1-2028	400,000	422,995
St. Paul MN Port Authority District Energy Revenue Series 1		4.00	10-1-2041	500,000	504,326
Western Minnesota Municipal Power Agency Series A		5.00	1-1-2027	1,565,000	1,586,726
Western Minnesota Municipal Power Agency Series A		5.00	1-1-2030	1,000,000	1,012,363
Western Minnesota Municipal Power Agency Series A		5.00	1-1-2031	1,000,000	1,083,943
Western Minnesota Municipal Power Agency Series A		5.00	1-1-2032	1,250,000	1,308,163
					18,580,821
					190,688,982
New York: 0.15%
Health revenue: 0.15%
Westchester County NY Local Development Corporation Kendal on Hudson Obligated Group Series B %%		5.00	1-1-2027	275,000	282,659
Puerto Rico: 0.76%
Health revenue: 0.76%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Project		4.00	7-1-2037	275,000	251,955
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Project		5.00	7-1-2028	760,000	830,571
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Project		5.00	7-1-2031	300,000	332,366
					1,414,892
Total Municipal obligations (Cost $203,167,329)					197,509,758
Total investments in securities (Cost $203,167,329)	106.00%				197,509,758
Other assets and liabilities, net	(6.00)				(11,179,484)
Total net assets	100.00%				$186,330,274

The accompanying notes are an integral part of these financial statements.

20  |  Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2022

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
CAB	Capital appreciation bond
EDA	Economic Development Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
LIQ	Liquidity agreement
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

Allspring Minnesota Tax-Free Fund  |  21

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $203,167,329)	$ 197,509,758
Cash	2,834,752
Receivable for investments sold	3,101,256
Receivable for interest	2,544,879
Receivable for Fund shares sold	191,994
Prepaid expenses and other assets	51,745
Total assets	206,234,384
Liabilities
Payable for Fund shares redeemed	18,914,353
Payable for when-issued transactions	820,830
Dividends payable	90,068
Management fee payable	48,089
Administration fees payable	15,992
Distribution fee payable	711
Trustees’ fees and expenses payable	500
Accrued expenses and other liabilities	13,567
Total liabilities	19,904,110
Total net assets	$186,330,274
Net assets consist of
Paid-in capital	$ 191,444,235
Total distributable loss	(5,113,961)
Total net assets	$186,330,274
Computation of net asset value and offering price per share
Net assets – Class A	$ 27,430,655
Shares outstanding – Class A1	2,713,038
Net asset value per share – Class A	$10.11
Maximum offering price per share – Class A2	$10.59
Net assets – Class C	$ 1,146,892
Shares outstanding – Class C1	113,422
Net asset value per share – Class C	$10.11
Net assets – Administrator Class	$ 53,577,873
Shares outstanding – Administrator Class[1]	5,299,799
Net asset value per share – Administrator Class	$10.11
Net assets – Institutional Class	$ 104,174,854
Shares outstanding – Institutional Class[1]	10,297,647
Net asset value per share – Institutional Class	$10.12
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Minnesota Tax-Free Fund

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 4,687,056
Expenses
Management fee	743,866
Administration fees
Class A	47,206
Class C	2,894
Administrator Class	59,741
Institutional Class	75,931
Shareholder servicing fees
Class A	73,758
Class C	4,484
Administrator Class	147,401
Distribution fee
Class C	13,451
Custody and accounting fees	10,250
Professional fees	67,343
Registration fees	54,850
Shareholder report expenses	30,847
Trustees’ fees and expenses	20,033
Other fees and expenses	10,512
Total expenses	1,362,567
Less: Fee waivers and/or expense reimbursements
Fund-level	(117,929)
Administrator Class	(113,508)
Net expenses	1,131,130
Net investment income	3,555,926
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(296,737)
Futures contracts	11,529
Net realized losses on investments	(285,208)
Net change in unrealized gains (losses) on investments	(14,731,962)
Net realized and unrealized gains (losses) on investments	(15,017,170)
Net decrease in net assets resulting from operations	$(11,461,244)
The accompanying notes are an integral part of these financial statements.

Allspring Minnesota Tax-Free Fund  |  23

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 3,555,926		$ 3,653,766
Net realized gains (losses) on investments		(285,208)		254,311
Net change in unrealized gains (losses) on investments		(14,731,962)		2,217,903
Net increase (decrease) in net assets resulting from operations		(11,461,244)		6,125,980
Distributions to shareholders from
Net investment income and net realized gains
Class A		(530,893)		(548,293)
Class C		(18,937)		(27,913)
Administrator Class		(1,225,069)		(1,347,984)
Institutional Class		(2,025,072)		(1,731,460)
Total distributions to shareholders		(3,799,971)		(3,655,650)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	175,543	1,829,918	323,370	3,550,192
Class C	11,415	122,003	7,552	83,001
Administrator Class	1,338,902	14,180,966	1,282,905	14,097,375
Institutional Class	7,339,926	75,455,903	2,957,625	32,571,701
		91,588,790		50,302,269
Reinvestment of distributions
Class A	49,574	529,205	49,779	546,374
Class C	1,768	18,934	2,540	27,869
Administrator Class	114,150	1,218,535	121,253	1,330,716
Institutional Class	135,521	1,445,764	100,771	1,106,654
		3,212,438		3,011,613
Payment for shares redeemed
Class A	(378,627)	(4,030,884)	(205,563)	(2,256,143)
Class C	(86,673)	(903,922)	(193,345)	(2,116,163)
Administrator Class	(1,665,542)	(17,447,828)	(2,334,032)	(25,663,314)
Institutional Class	(5,504,066)	(56,987,358)	(1,208,730)	(13,262,498)
		(79,369,992)		(43,298,118)
Net increase in net assets resulting from capital share transactions		15,431,236		10,015,764
Total increase in net assets		170,021		12,486,094
Net assets
Beginning of period		186,160,253		173,674,159
End of period		$186,330,274		$186,160,253
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Minnesota Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.86	$10.77	$10.51	$10.68
Net investment income	0.18	0.20 [1]	0.23	0.27 [1]	0.28 [1]
Net realized and unrealized gains (losses) on investments	(0.90)	0.16	0.09	0.26	(0.16)
Total from investment operations	(0.72)	0.36	0.32	0.53	0.12
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.23)	(0.27)	(0.28)
Net realized gains	(0.01)	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.19)	(0.20)	(0.23)	(0.27)	(0.29)
Net asset value, end of period	$10.11	$11.02	$10.86	$10.77	$10.51
Total return[2]	(6.59)%	3.32%	2.99%	5.13%	1.10%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.92%	0.93%	0.94%	0.85%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.84%
Net investment income	1.67%	1.80%	2.12%	2.57%	2.64%
Supplemental data
Portfolio turnover rate	11%	9%	16%	18%	15%
Net assets, end of period (000s omitted)	$27,431	$31,586	$29,317	$27,399	$29,554

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Minnesota Tax-Free Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.86	$10.77	$10.51	$10.68
Net investment income	0.10 [1]	0.12 [1]	0.15 [1]	0.19	0.20
Net realized and unrealized gains (losses) on investments	(0.90)	0.16	0.09	0.26	(0.16)
Total from investment operations	(0.80)	0.28	0.24	0.45	0.04
Distributions to shareholders from
Net investment income	(0.10)	(0.12)	(0.15)	(0.19)	(0.20)
Net realized gains	(0.01)	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.11)	(0.12)	(0.15)	(0.19)	(0.21)
Net asset value, end of period	$10.11	$11.02	$10.86	$10.77	$10.51
Total return[2]	(7.29)%	2.54%	2.22%	4.35%	0.34%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.66%	1.68%	1.69%	1.59%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.59%
Net investment income	0.91%	1.06%	1.37%	1.83%	1.89%
Supplemental data
Portfolio turnover rate	11%	9%	16%	18%	15%
Net assets, end of period (000s omitted)	$1,147	$2,060	$4,020	$5,254	$7,387

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Minnesota Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.86	$10.76	$10.51	$10.68
Net investment income	0.21	0.23 [1]	0.26 [1]	0.30 [1]	0.31 [1]
Net realized and unrealized gains (losses) on investments	(0.90)	0.16	0.10	0.25	(0.16)
Total from investment operations	(0.69)	0.39	0.36	0.55	0.15
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.26)	(0.30)	(0.31)
Net realized gains	(0.01)	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.22)	(0.23)	(0.26)	(0.30)	(0.32)
Net asset value, end of period	$10.11	$11.02	$10.86	$10.76	$10.51
Total return	(6.35)%	3.58%	3.34%	5.29%	1.34%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.86%	0.87%	0.88%	0.78%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.92%	2.06%	2.38%	2.81%	2.89%
Supplemental data
Portfolio turnover rate	11%	9%	16%	18%	15%
Net assets, end of period (000s omitted)	$53,578	$60,727	$69,954	$95,072	$85,259

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Minnesota Tax-Free Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.87	$10.77	$10.52	$10.69
Net investment income	0.21	0.23	0.26	0.30	0.32
Net realized and unrealized gains (losses) on investments	(0.89)	0.15	0.10	0.25	(0.16)
Total from investment operations	(0.68)	0.38	0.36	0.55	0.16
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.26)	(0.30)	(0.32)
Net realized gains	(0.01)	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.22)	(0.23)	(0.26)	(0.30)	(0.33)
Net asset value, end of period	$10.12	$11.02	$10.87	$10.77	$10.52
Total return	(6.19)%	3.56%	3.42%	5.37%	1.43%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.59%	0.60%	0.61%	0.52%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	2.01%	2.13%	2.43%	2.89%	2.98%
Supplemental data
Portfolio turnover rate	11%	9%	16%	18%	15%
Net assets, end of period (000s omitted)	$104,175	$91,787	$70,383	$35,630	$29,639
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Minnesota Tax-Free Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Minnesota Tax-Free Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is

Allspring Minnesota Tax-Free Fund  |  29

Notes to financial statements
minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $203,167,327 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 639,421
Gross unrealized losses	(6,296,990)
Net unrealized losses	$(5,657,569)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $134,095 in short-term capital losses and $151,113 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

30  |  Allspring Minnesota Tax-Free Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$197,509,758	$0	$197,509,758
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Allspring Minnesota Tax-Free Fund  |  31

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.85%
Class C	1.60
Administrator Class	0.60
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor received $379 in contingent deferred sales charges from Class C shares for the year ended June 30, 2022. No front-end sales charges or contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund

32  |  Allspring Minnesota Tax-Free Fund

Notes to financial statements
transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0, $2,000,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $45,256,065 and $19,170,116, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended June 30, 2022, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $93,581 in short futures contracts during the year ended June 30, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:
	Year ended June 30
	2022	2021
Ordinary income	$ 113,376	$ 0
Tax-exempt income	3,556,241	3,655,650
Long-term capital gain	130,354	0
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$918,884	$(5,657,569)	$(285,208)
9. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Minnesota.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Allspring Minnesota Tax-Free Fund  |  33

Notes to financial statements
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

34  |  Allspring Minnesota Tax-Free Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Minnesota Tax-Free Fund (formerly, Wells Fargo Minnesota Tax-Free Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

Allspring Minnesota Tax-Free Fund  |  35

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $130,354 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36  |  Allspring Minnesota Tax-Free Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Minnesota Tax-Free Fund  |  37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Allspring Minnesota Tax-Free Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Minnesota Tax-Free Fund  |  39

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

40  |  Allspring Minnesota Tax-Free Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00661 08-22
A252/AR252 06-22

Annual Report
June 30, 2022
Allspring Municipal Bond Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Municipal Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Municipal Bond Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Municipal Bond Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Municipal Bond Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Municipal Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Nicholos Venditti
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WMFAX)	4-8-2005	-12.59	0.60	2.23	-8.47	1.53	2.70	0.77	0.75
Class C (WMFCX)	4-8-2005	-10.16	0.79	2.10	-9.16	0.79	2.10	1.52	1.50
Class R6 (WMBRX)[3]	7-31-2018	–	–	–	-8.14	1.89	3.02	0.39	0.39
Administrator Class (WMFDX)	4-8-2005	–	–	–	-8.42	1.68	2.85	0.71	0.60
Institutional Class (WMBIX)	3-31-2008	–	–	–	-8.19	1.85	3.00	0.44	0.44
Bloomberg Municipal Bond Index[4]	–	–	–	–	-8.57	1.51	2.38	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6  |  Allspring Municipal Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Municipal Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Municipal Bond Index, for the 12-month period that ended June 30, 2022. Duration and sector positioning contributed to performance while yield curve and credit lagged.
■	We tactically moved duration at the beginning of the period from neutral to the benchmark to short. The market sold off during the period, so our short duration was positive.
■	Sector allocation was modestly positive with underweights to local general obligation (GO) bonds and housing, hospital, and lease-backed bonds being positive and security selection within sectors offsetting overweights to transportation, education, and special tax bonds, which underperformed the overall market.
■	Curve positioning was a modest detractor as we were underweight the shorter end of the yield curve and overweight the longer intermediate part of the curve. Shorter-dated bonds outperformed.
■	Our overweight to lower-investment-grade bonds (A-rated and BBB-rated) detracted as higher-quality bonds (AA-rated and AAA-rated) led the market.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory,” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future monetary policy actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75% as the Federal Reserve (Fed) attempts to curb record-high inflation while avoiding recession.

8  |  Allspring Municipal Bond Fund

Performance highlights (unaudited)
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors may return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
Coming into the year, municipal bonds had been on a tear, supported by strong technical factors, such as record flows into municipal bond funds, which exacerbated a supply/demand imbalance. Facing very low yields, investors were stretching to maintain income levels by going further out the yield curve and down in credit quality, which had caused the long end of the yield curve and lower-rated investment-grade bonds as well as high yield to outperform. This worked until technicals began to unwind early in the period, which was marked by eight down months and four up months. The year began with the 10-year AAA municipal bond yield indicated at 0.99% by Municipal Market Data AAA yield curve* and ended with an indicated yield of 2.72% with the long end and credit trailing the overall market. Flows turned negative, and the municipal market set an annual record for outflows in the first five months of the second half of the period.
Duration positioning and sector allocation were positive, while credit quality and yield-curve positioning detracted.
We began the period with duration neutral to the benchmark so as to fully participate in summer technicals. This worked well in June and July, and we began to reduce duration in August and got modestly short to the benchmark, which was positive as the market had negative returns through October. We extended in early December in anticipation of strong year-end technicals but remained short to the benchmark. This was positive as the technical support never materialized and our short-duration position drove positive relative performance. Our better yield curve positioning also helped as the index extended at a faster pace than the Fund. We expect to maintain a short-duration position relative to the benchmark while the Fed policy outlook remains hawkish.
Yield-curve positioning detracted from performance. We were underweight bonds 12 years and shorter and overweight bonds longer than 12 years. Shorter-dated bonds performed well. Despite being overweight bonds longer than 12 years, the Fund outperformed in each maturity, indicating superior selection. The strongest performance came in the 22-year-plus maturity segment, where we outperformed by 365 basis points (bps; 100 bps equal 1.00%). Selection and structure were the key contributors of performance in this

*	The Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of AAA-rated state general obligation bonds, as determined by the MMD analyst team.

Allspring Municipal Bond Fund  |  9

Performance highlights (unaudited)
maturity range as we were underweight sub-5% coupon bonds (which trailed the market) and had a higher-quality bias out longer.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit allocation was a drag on performance. Our overweights to lower-investment-grade bonds and a modest allocation to high yield detracted as lower-quality bonds performed poorly. The income advantage was insufficient to overcome price declines. Despite our overweight to these weak rating categories, the Fund outperformed overall, indicating superior selection within the category. Our underweight to the highest-quality rating categories detracted.
Sector allocation was an overall modest contributor to performance, with selection within the sectors providing the biggest boost to returns. Underweights to the state GO and electric revenue sectors detracted as these sectors outperformed. Underweights to the local GO, housing, hospital, and leasing sectors were positive as these sectors performed well. Overweights to the industrial development revenue/pollution control revenue (IDR/PCR), transportation, education, and special tax sectors were a drag on performance. Despite the overweight to IDR/PCR, education, and special tax sectors, the Fund outperformed overall, indicating superior selection within these sectors. An overweight to water and sewer bonds was also additive.
The outlook remains favorable for active bond management, in our view.
The outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

10  |  Allspring Municipal Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 911.56	$3.51	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class C
Actual	$1,000.00	$ 908.13	$7.10	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Class R6
Actual	$1,000.00	$ 913.19	$1.85	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$1.96	0.39%
Administrator Class
Actual	$1,000.00	$ 912.22	$2.84	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 912.96	$2.09	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.21	0.44%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2022

	Principal	Value
Closed end municipal bond fund obligations: 0.51%
California: 0.32%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (170 shares) 1.41% 144Aø	$17,000,000	$ 17,000,000
Other: 0.19%
Nuveen AMT-Free Municipal Credit Income Fund Preferred Shares Series C (100 shares) 1.41% 144Aø	10,000,000	10,000,000
Total Closed end municipal bond fund obligations (Cost $27,000,000)		27,000,000

	Interest rate	Maturity date
Municipal obligations: 99.45%
Alabama: 1.96%
Airport revenue: 0.09%
Birmingham AL Airport Authority Revenue (BAM Insured)	4.00%	7-1-2036	500,000	500,901
Birmingham AL Airport Authority Revenue (BAM Insured)	4.00	7-1-2037	500,000	500,457
Birmingham AL Airport Authority Revenue (BAM Insured)	4.00	7-1-2038	400,000	399,035
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2028	700,000	781,931
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2029	750,000	845,085
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2030	500,000	567,309
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2032	600,000	668,458
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2033	650,000	718,165
				4,981,341
GO revenue: 0.07%
Birmingham AL CAB Series A1	5.00	3-1-2045	3,160,000	3,435,548
Health revenue: 0.04%
UAB Medicine Finance Authority Series B	5.00	9-1-2034	1,000,000	1,090,653
UAB Medicine Finance Authority Series B	5.00	9-1-2035	1,000,000	1,085,433
				2,176,086
Tax revenue: 0.50%
Alabama Federal Aid Highway Finance Authority Series A	5.00	9-1-2035	24,000,000	26,572,140
Utilities revenue: 1.15%
Black Belt Energy Gas District Gas Supply Revenue Bonds Series 2021A (Royal Bank of Canada LIQ)	4.00	6-1-2051	5,500,000	5,577,450
Lower Alabama Gas Supply District Project #2	4.00	12-1-2050	20,590,000	20,894,061
Southeast Alabama Energy Authority Commodity Supply Project #2 Series B	4.00	12-1-2051	3,000,000	2,986,703
Southeast Alabama Gas Supply District Project #2 Series 2018A	4.00	6-1-2049	28,850,000	29,132,892
Southeast Energy Authority Alabama Project #1 Series A	4.00	11-1-2051	2,465,000	2,480,215
				61,071,321
Water & sewer revenue: 0.11%
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2025	710,000	645,727
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00%	10-1-2026	$ 3,000,000	$ 2,561,503
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2029	4,115,000	2,886,289
				6,093,519
				104,329,955
Alaska: 0.04%
Health revenue: 0.04%
Alaska IDA Tanana Chiefs Conference Project	5.00	10-1-2033	1,930,000	2,069,816
Arizona: 1.37%
Education revenue: 0.38%
Arizona Board of Regents University of Arizona Series C	5.00	8-1-2027	1,000,000	1,114,413
Arizona Board of Regents University of Arizona Series C	5.00	8-1-2029	1,005,000	1,145,628
Arizona IDA Kipp NYC Public Charter School Project	4.00	7-1-2061	1,500,000	1,176,003
Arizona IDA Kipp NYC Public Charter School Project	4.00	7-1-2061	3,000,000	2,352,006
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.75	6-15-2038	1,085,000	1,073,805
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.88	6-15-2048	2,435,000	2,339,494
Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	2,000,000	2,109,171
Pima County AZ IDA American Leadership Project 144A	4.00	6-15-2029	2,905,000	2,790,624
Pima County AZ IDA American Leadership Project 144A	4.00	6-15-2041	3,195,000	2,718,524
Pima County AZ IDA Noah Webster Schools-Pima Project	7.00	12-15-2043	3,225,000	3,343,285
				20,162,953
GO revenue: 0.07%
Maricopa County AZ Special Health Care District Series D	4.00	7-1-2035	3,500,000	3,626,156
Health revenue: 0.10%
Arizona Health Facilities Authority Revenue Bond Banner Health Series A	5.00	1-1-2044	5,000,000	5,228,884
Industrial development revenue: 0.08%
Maricopa County AZ IDA Revenue Bonds Commercial Metals Company Project Series 2022 144A	4.00	10-15-2047	4,000,000	3,398,749
Maricopa County AZ PCR Refunding Bonds Series A	2.40	6-1-2035	1,000,000	775,505
				4,174,254
Miscellaneous revenue: 0.71%
Navajo Nation AZ Refunding Bond Series A 144A	5.50	12-1-2030	7,275,000	7,604,779
Phoenix AZ Civic Improvement Corporation Junior Lien Refunding Bond	5.00	7-1-2034	8,805,000	9,531,856
Phoenix AZ Civic Improvement Corporation Junior Lien Refunding Bond Series 2019B	5.00	7-1-2044	5,570,000	5,820,755
Phoenix AZ Civic Improvement Corporation Series A	5.00	7-1-2034	13,875,000	14,785,805
				37,743,195
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.03%
Mesa AZ Utility System Revenue	4.00%	7-1-2042	$ 1,000,000	$ 981,338
Mesa AZ Utility System Revenue	4.00	7-1-2043	1,000,000	976,121
				1,957,459
				72,892,901
Arkansas: 0.05%
Miscellaneous revenue: 0.05%
Arkansas Development Finance Authority Arkansas Division of Emergency Management	4.00	6-1-2038	1,170,000	1,185,271
Arkansas Development Finance Authority Arkansas Division of Emergency Management	4.00	6-1-2039	1,000,000	1,009,254
Arkansas Development Finance Authority Arkansas Division of Emergency Management	4.00	6-1-2040	500,000	503,395
				2,697,920
California: 6.39%
Airport revenue: 1.26%
Los Angeles CA Department of Airports AMT Subordinate Revenue Bond	5.00	5-15-2034	1,750,000	1,834,671
Los Angeles CA Department of Airports Subordinate Revenue Bonds	5.00	5-15-2034	1,465,000	1,568,922
Los Angeles CA Department of Airports Subordinate Revenue Bonds Series A	5.00	5-15-2046	7,000,000	7,439,566
Los Angeles CA Department of Airports Subordinate Revenue Bonds Series A	5.25	5-15-2048	15,000,000	15,833,309
Port of Oakland CA Refunding Bonds Series H	5.00	5-1-2026	2,500,000	2,702,653
Port of Oakland CA Refunding Bonds Series H	5.00	5-1-2029	1,875,000	2,067,898
San Francisco CA City & County Airport Commission San Francisco International Airport Series 2022A	4.00	5-1-2052	1,500,000	1,377,623
San Francisco CA City & County Airport Commission San Francisco International Airport Series B	5.00	5-1-2046	30,000,000	30,949,566
San Francisco CA City & County Airport Commission San Francisco International Airport Series B	5.00	5-1-2052	3,000,000	3,144,728
				66,918,936
Education revenue: 0.16%
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	2,230,000	2,355,325
California School Finance Authority Charter School Revenue Bonds Series A 144A	5.00	8-1-2042	1,000,000	1,038,755
University of California Series K	4.00	5-15-2046	5,075,000	4,963,733
				8,357,813
GO revenue: 0.91%
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2031	2,175,000	1,579,191
Alhambra CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00	8-1-2031	7,500,000	5,445,485
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2032	3,795,000	2,637,772
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2034	5,000,000	3,177,474
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00%	8-1-2035	$ 6,700,000	$ 4,069,559
California Series A (State Street Bank & Trust Company LOC) ø	0.78	5-1-2048	3,000,000	3,000,000
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2031	1,000,000	726,712
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2032	1,000,000	694,378
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2033	1,000,000	662,204
Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2032	2,515,000	1,705,415
Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2033	2,000,000	1,293,133
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2030	2,000,000	1,518,031
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2031	2,000,000	1,450,543
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2032	1,660,000	1,149,441
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2033	1,230,000	811,492
Los Angeles CA Unified School District Series R	4.00	7-1-2044	11,000,000	10,859,432
Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2028	1,500,000	1,228,397
Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2030	2,000,000	1,500,504
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2031	2,000,000	1,428,966
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2033	1,000,000	648,189
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2034	2,000,000	1,234,048
Wiseburn CA School District CAB Election of 2010 Series B (AGM Insured) ¤	0.00	8-1-2034	2,530,000	1,566,656
				48,387,022
Health revenue: 0.98%
California CDA Health Facilities Catholic Series E (AGM Insured) €	1.39	7-1-2040	21,550,000	21,550,000
California HFFA Stanford Health Care Series A	4.00	8-15-2050	13,450,000	12,847,568
California PFA Enso Village Project Series B-3 144A	2.13	11-15-2027	4,000,000	3,716,446
University of California Regents University Medical Center Pooled Revenue Bonds 2016 Series L	4.00	5-15-2037	10,025,000	10,050,787
University of California Regents University Medical Center Pooled Revenue Bonds 2016 Series L	5.00	5-15-2047	3,885,000	4,075,178
				52,239,979
Housing revenue: 0.57%
California CDA MFHR Refunding Bonds 2021 Series A (Landesbank Hessen-Thüringen LOC) ø	1.04	3-1-2057	20,730,000	20,730,000
California CDA Uptown Newport Apartments Series 2017 AA & BB (East West Bank LOC) ø	0.95	3-1-2057	4,500,000	4,500,000
California Community Housing Agency Essential Housing Revenue Serenity at Larkspur Series C 144A	5.00	2-1-2050	1,000,000	914,874
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	3,122,590	3,086,839
California Statewide CDA Community Improvement Authority Bond Mezzanine Pasadena Portfolio 144A	4.00	12-1-2056	1,500,000	1,128,121
				30,359,834
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.75%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00%	5-1-2046	$ 8,500,000	$ 8,954,984
California Public Works Board Judicial Council Project Series A	5.00	3-1-2031	3,260,000	3,317,994
Mesa CA Water District Certificate of Participation	4.00	3-15-2039	500,000	500,687
Mesa CA Water District Certificate of Participation	4.00	3-15-2040	500,000	499,409
Mesa CA Water District Certificate of Participation	4.00	3-15-2045	1,200,000	1,191,319
Ontario Public Financing Authority Series A (AGM Insured)	5.00	11-1-2047	2,750,000	3,012,574
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2027	2,095,000	1,810,432
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2028	4,450,000	3,695,526
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2029	4,520,000	3,600,182
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2031	2,185,000	1,591,939
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2032	2,000,000	1,394,279
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2033	4,295,000	2,858,914
Tender Option Bond Trust Receipts/Floater Certificates Series 2021-XG0318 (Deutsche Bank LIQ) 144Aø	1.04	6-15-2055	7,500,000	7,500,000
				39,928,239
Resource recovery revenue: 0.64%
California PCFA Series 2017 A-1 144A	2.00	11-1-2042	14,000,000	13,999,776
California PCFA Series A 144A	2.00	8-1-2023	20,000,000	19,997,838
				33,997,614
Tax revenue: 0.02%
San Diego County CA Regional Transportation Commission Limited Tax Series A	5.00	4-1-2048	915,000	976,196
Tobacco revenue: 0.03%
California County CA Tobacco Securitization Agency	4.00	6-1-2039	500,000	480,132
California County CA Tobacco Securitization Agency	4.00	6-1-2040	300,000	286,414
California County CA Tobacco Securitization Agency	4.00	6-1-2049	1,200,000	1,036,248
				1,802,794
Transportation revenue: 0.59%
Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	2.23	4-1-2036	23,545,000	23,721,465
Foothill-Eastern Transportation Corridor Agency Junior Lien Road Revenue Series 2021C	4.00	1-15-2043	8,500,000	7,857,078
				31,578,543
Utilities revenue: 0.48%
California Community Choice Financing Authority Clean Energy Project Green Bond Series B-1	4.00	2-1-2052	5,000,000	4,996,367
M-S-R California Energy Authority Gas Series B	6.13	11-1-2029	15,070,000	16,816,161
Vernon CA Electric System Revenue Series A	5.00	8-1-2039	450,000	478,227
Vernon CA Electric System Revenue Series A	5.00	8-1-2040	375,000	397,239
Vernon CA Electric System Revenue Series A	5.00	8-1-2041	420,000	443,631
Victorville CA Electric Revenue Bonds Series 2022A	5.00	5-1-2036	1,210,000	1,301,388
Victorville CA Electric Revenue Bonds Series 2022A	5.00	5-1-2037	1,005,000	1,076,089
				25,509,102
				340,056,072
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Colorado: 4.92%
Airport revenue: 0.75%
Denver CO City & County Airport System Revenue Series 2012A	5.00%	12-1-2034	$12,855,000	$ 14,287,203
Denver CO City & County Airport System Revenue Series 2012A	5.00	12-1-2037	3,130,000	3,298,624
Denver CO City & County Airport System Revenue Series 2012B	5.00	12-1-2027	10,000,000	10,950,993
Denver CO City & County Airport System Revenue Series 2012B	5.00	11-15-2030	2,000,000	2,026,125
Denver CO City & County Airport System Revenue Series 2018A	5.00	12-1-2034	9,000,000	9,576,572
				40,139,517
Education revenue: 0.72%
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series 2018 E-1	5.00	3-1-2040	390,000	417,858
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series 2018 E-1	5.00	3-1-2040	555,000	594,644
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bonds Series 2013C	5.25	3-1-2033	725,000	742,045
Colorado Board of Governors State University Enterprise System Revenue Unrefunded Bond Series 2018 E-1	5.00	3-1-2040	1,055,000	1,133,189
Colorado ECFA Alexander Dawson School LLC Project	5.00	2-15-2040	1,000,000	1,002,532
Colorado ECFA Charter School Aspen Ridge School Project Series 2015A 144A	4.13	7-1-2026	250,000	248,320
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A	6.00	12-15-2037	3,110,000	3,367,732
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series B-2	7.00	12-15-2046	3,940,000	4,454,134
Colorado ECFA Charter School Ben Franklin Academy Project	5.00	7-1-2036	750,000	780,506
Colorado ECFA Charter School Community Leadership Academy Second Campus Project	7.00	8-1-2033	1,075,000	1,108,361
Colorado ECFA Charter School District Montessori Charter School Project	5.00	7-15-2037	1,150,000	1,151,277
Colorado ECFA Charter School New Summit Charter School 144A	4.00	7-1-2051	715,000	560,449
Colorado ECFA Charter School Refunding & Improvement Bonds Skyview Academy Project 2014 144A	4.13	7-1-2024	110,000	110,037
Colorado ECFA Charter School Refunding & Improvement Bonds University Laboratory School Project 2015	5.00	12-15-2028	600,000	624,018
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	7.50	9-1-2033	5,015,000	5,330,519
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.00	9-1-2043	5,930,000	6,333,241
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.13	9-1-2048	3,795,000	4,058,450
Colorado ECFA Charter School Twin Peaks Charter Academy	6.50	3-15-2043	1,290,000	1,291,913
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B	5.00	9-1-2030	1,770,000	1,780,205
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Colorado ECFA School Refunding & Improvement Bonds	5.00%	3-15-2035	$ 2,000,000	$ 2,190,889
Colorado ECFA Union Colony School Project Revenue Bond Series 2018	5.00	4-1-2048	715,000	753,144
				38,033,463
GO revenue: 0.18%
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	950,083
Aurora CO Park 70 Metropolitan District	5.00	12-1-2046	1,000,000	1,028,377
Broadway Station Metropolitan District #3 Series A	5.00	12-1-2049	1,250,000	1,173,748
Colorado International Center Metropolitan District #3 Refunding Bonds	4.63	12-1-2031	559,000	533,657
Thompson Crossing Metropolitan District #4 Refunding & Improvement Bonds	5.00	12-1-2049	2,125,000	1,975,379
Weld County CO Eaton Area Park & Recreation District Series 2015	5.50	12-1-2038	1,075,000	1,092,587
Wheatlands CO Metropolitan District #2 Refunding Bond (BAM Insured)	5.00	12-1-2030	650,000	703,723
Wiggins CO School District #50 (BAM Insured)	4.00	12-1-2046	2,335,000	2,315,039
				9,772,593
Health revenue: 0.24%
Aspen Valley Hospital District Refunding Bonds Series 2012	5.00	10-15-2033	600,000	601,501
Colorado Health Facilities Authority CommonSpirit Health Series A2	5.00	8-1-2044	4,000,000	4,086,168
Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Society Series 2015A	5.00	6-1-2040	1,000,000	1,076,969
Colorado Health Facilities Authority Refunding & Improvement Bonds Christian Living Project	4.00	1-1-2042	1,000,000	818,879
Colorado Health Facilities Authority Revenue Bonds Hospital Advent Health Obligated Group Series A	4.00	11-15-2043	3,500,000	3,454,371
Colorado Health Facilities Authority Revenue Parkview Medical Center Incorporated	4.00	9-1-2045	500,000	457,596
Colorado Health Facilities Authority Sisters of Charity Leavenworth Health System Series 2013A	5.50	1-1-2035	1,000,000	1,037,566
Colorado Health Facilities Authority Sunny Vista Living Center Series 2015A 144A	5.00	12-1-2025	615,000	570,668
Denver CO Health & Hospital Authority Refunding Bonds Series 2017A 144A	5.00	12-1-2034	500,000	522,072
				12,625,790
Miscellaneous revenue: 1.32%
Colorado Bridge Enterprise Revenue	4.00	12-31-2029	2,705,000	2,807,400
Colorado Bridge Enterprise Revenue	4.00	6-30-2030	3,115,000	3,225,932
Colorado Bridge Enterprise Revenue	4.00	6-30-2031	665,000	686,332
Colorado Certificate of Participation Rural Colorado Series A	4.00	12-15-2038	8,150,000	8,033,317
Colorado Certificate of Participation Rural Colorado Series A	4.00	12-15-2039	3,250,000	3,190,487
Colorado E-470 Public Highway Authority CAB Series A (NPFGC Insured) ¤	0.00	9-1-2034	4,000,000	2,423,989
Colorado Regional Transportation District Certificate of Participation Series 2014A	5.00	6-1-2044	2,000,000	2,030,227
Colton CA Unified School District CAB Series 2022	6.00	12-15-2039	4,225,000	5,184,530
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Colton CA Unified School District CAB Series 2022	6.00%	12-15-2041	$27,500,000	$ 33,591,300
Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2035	1,000,000	1,073,819
Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2045	1,200,000	1,276,384
Longmont CO Certificate of Participation Series 2014	5.00	12-1-2034	1,000,000	1,043,605
Westminster CO Certificate of Participation Series 2015A	5.00	12-1-2035	2,000,000	2,146,326
Westminster CO Public Schools Certificate of Participation Series 2019 (AGM Insured)	5.00	12-1-2048	3,500,000	3,763,309
				70,476,957
Tax revenue: 1.21%
Colorado Park Creek Metropolitan District Refunding Bonds Series A	5.00	12-1-2045	500,000	528,730
Colorado Regional Transportation District Certificate of Participation Series P-3	4.00	7-15-2039	800,000	722,786
Colorado Regional Transportation District Certificate of Participation Series P-3	5.00	1-15-2031	500,000	527,560
Colorado Regional Transportation District Certificate of Participation Series P-3	5.00	7-15-2031	500,000	526,310
Colorado Regional Transportation District Fastracks Project Series 2013A	5.00	11-1-2031	1,000,000	1,011,817
Colorado Regional Transportation District Fastracks Project Series A	5.00	11-1-2041	50,945,000	54,992,066
Commerce City CO Sales and Use Tax Revenue Bond Series 2014 (AGM Insured)	5.00	8-1-2044	1,250,000	1,323,485
Denver CO City & County Refunding & Improvement Bonds Series A	5.00	8-1-2044	3,000,000	3,214,661
Thornton CO Development Authority East 144th Avenue and I-25 Project Series B	5.00	12-1-2034	1,375,000	1,444,188
				64,291,603
Transportation revenue: 0.27%
Colorado E-470 Public Highway Authority CAB Series B (NPFGC Insured) ¤	0.00	9-1-2022	4,600,000	4,587,124
Colorado E-470 Public Highway Authority Senior Revenue Bond Series 2020-A	5.00	9-1-2040	2,000,000	2,087,631
Colorado E-470 Public Highway Authority Senior Revenue Bonds Series 2020-A	5.00	9-1-2034	1,300,000	1,456,511
Colorado E-470 Public Highway Authority Senior Revenue Bonds Series 2020-A	5.00	9-1-2035	1,250,000	1,397,711
Colorado E-470 Public Highway Authority Senior Revenue Bonds Series 2020-A	5.00	9-1-2036	1,400,000	1,562,656
Colorado High Performance Transportation Enterprise US 36 & I-25 Managed Lanes	5.75	1-1-2044	3,360,000	3,384,095
				14,475,728
Utilities revenue: 0.06%
Colorado Springs CO Utilities System Improvement Bonds Series 2013 B-2	5.00	11-15-2038	3,000,000	3,109,950
Water & sewer revenue: 0.17%
Aurora CO Water Revenue Refunding Bond First Lien	5.00	8-1-2046	5,000,000	5,537,279
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2035	800,000	838,466
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2037	400,000	417,812
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Central Weld County CO Water District (AGM Insured)	4.00%	12-1-2038	$ 400,000	$ 405,971
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2039	450,000	456,140
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2040	500,000	505,722
East Cherry Creek Valley CO Water and Sanitation District	5.00	11-15-2032	750,000	807,047
				8,968,437
				261,894,038
Connecticut: 1.48%
Education revenue: 0.31%
Connecticut HEFA Trinity College Series R	4.00	6-1-2045	2,500,000	2,402,355
Connecticut HEFA Trinity College Series R	5.00	6-1-2037	950,000	1,028,098
Connecticut HEFA Trinity College Series R	5.00	6-1-2038	1,000,000	1,079,790
Connecticut HEFA Trinity College Series R	5.00	6-1-2039	1,600,000	1,724,515
Connecticut HEFA Trinity College Series R	5.00	6-1-2040	1,100,000	1,183,225
Connecticut HEFA University of Hartford Series N	5.00	7-1-2031	75,000	77,658
Connecticut HEFA University of Hartford Series N	5.00	7-1-2032	550,000	567,342
Connecticut HEFA University of Hartford Series N	5.00	7-1-2033	605,000	622,061
Connecticut HEFA University of Hartford Series N	5.00	7-1-2034	450,000	461,509
Connecticut Higher Education Supplemental Loan Authority AMT	3.25	11-15-2036	1,400,000	1,223,644
Connecticut Higher Education Supplemental Loan Authority AMT	5.00	11-15-2027	610,000	659,914
Connecticut Higher Education Supplemental Loan Authority AMT	5.00	11-15-2028	530,000	576,778
Connecticut Higher Education Supplemental Loan Authority AMT	5.00	11-15-2029	535,000	585,552
University of Connecticut Series A	5.00	2-15-2039	1,510,000	1,650,814
University of Connecticut Series A	5.00	2-15-2040	2,500,000	2,726,069
				16,569,324
GO revenue: 0.25%
Bridgeport CT Series A	4.00	6-1-2039	1,750,000	1,761,949
Connecticut Series B	5.00	6-1-2041	1,250,000	1,385,777
Hartford CT Series A	5.00	4-1-2028	3,165,000	3,223,059
Hartford CT Series B	5.00	4-1-2025	1,220,000	1,245,354
Hartford CT Series B	5.00	4-1-2026	1,470,000	1,499,287
Hartford CT Series B	5.00	4-1-2027	1,000,000	1,019,285
New Haven CT Series A (AGM Insured)	5.00	8-1-2039	3,000,000	3,281,976
				13,416,687
Health revenue: 0.14%
Connecticut HEFA McLean Series A 144A	5.00	1-1-2045	1,000,000	999,949
Connecticut HEFA Stamford Hospital Series M	5.00	7-1-2032	2,705,000	2,977,519
Connecticut HEFA Stamford Hospital Series M	5.00	7-1-2033	3,000,000	3,236,126
				7,213,594
Miscellaneous revenue: 0.09%
Connecticut GO 2012 Series E	5.00	9-15-2032	4,860,000	4,895,031
Tax revenue: 0.69%
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2014A	5.00	9-1-2028	10,105,000	10,621,988
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2018B	5.00%	10-1-2036	$ 5,000,000	$ 5,445,579
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2018B	5.00	10-1-2037	7,500,000	8,153,081
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2020A	5.00	5-1-2040	1,700,000	1,867,114
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2021A (AGM Insured)	4.00	5-1-2038	5,000,000	5,066,445
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2021D	4.00	11-1-2039	2,000,000	1,995,356
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2021D	4.00	11-1-2040	3,500,000	3,477,800
				36,627,363
				78,721,999
Delaware: 0.54%
Education revenue: 0.20%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	7,500,000	7,862,333
Kent County DE Charter School Incorporated Project	4.00	5-1-2024	125,000	123,974
Kent County DE Charter School Incorporated Project Series A	4.00	5-1-2041	2,750,000	2,406,190
				10,392,497
Miscellaneous revenue: 0.08%
Delaware EDA YMCA of Delaware Project (PNC Bank NA LOC) ø	0.91	5-1-2036	4,100,000	4,100,000
Tax revenue: 0.01%
Delaware Series 2002A	5.50	7-1-2029	696,866	718,478
Transportation revenue: 0.25%
Delaware River & Bay Authority Project	4.00	1-1-2039	650,000	648,568
Delaware River & Bay Authority Project	4.00	1-1-2040	485,000	482,040
Delaware River & Bay Authority Project	4.00	1-1-2041	320,000	320,871
Delaware River & Bay Authority Project	4.00	1-1-2042	550,000	550,510
Delaware River & Bay Authority Project	4.00	1-1-2046	1,000,000	979,787
Delaware River & Bay Authority Project %%	5.00	1-1-2031	1,000,000	1,134,013
Delaware River & Bay Authority Project %%	5.00	1-1-2032	1,100,000	1,254,168
Delaware River & Bay Authority Project %%	5.00	1-1-2033	1,100,000	1,248,080
Delaware River & Bay Authority Project %%	5.00	1-1-2038	410,000	455,755
Delaware River & Bay Authority Project %%	5.00	1-1-2039	450,000	499,179
Delaware River & Bay Authority Project %%	5.00	1-1-2040	465,000	514,253
Delaware River & Bay Authority Project %%	5.00	1-1-2041	500,000	551,877
Delaware River & Bay Authority Project %%	5.00	1-1-2042	520,000	572,544
Delaware Transportation Authority U.S. 301 Project	5.00	6-1-2055	3,950,000	4,053,057
				13,264,702
				28,475,677
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
District of Columbia: 1.09%
Airport revenue: 0.22%
Metropolitan Washington DC Airports Authority Subordinated Lien Bond Series 2021A	5.00%	10-1-2032	$ 5,000,000	$ 5,556,802
Metropolitan Washington DC Airports Authority Subordinated Lien Bond Series B	4.00	10-1-2038	2,500,000	2,458,628
Metropolitan Washington DC Airports Authority Subordinated Lien Bond Series B	4.00	10-1-2039	3,405,000	3,343,048
				11,358,478
GO revenue: 0.10%
District of Columbia Series A	5.00	6-1-2037	5,000,000	5,408,648
Miscellaneous revenue: 0.40%
District of Columbia Revenue Refunding Bonds National Public Radio Incorporated	4.00	4-1-2033	3,400,000	3,610,736
District of Columbia Series A	5.00	10-15-2044	10,000,000	10,904,762
District of Columbia Series A	5.00	2-1-2046	6,150,000	6,810,992
				21,326,490
Tax revenue: 0.10%
Washington DC Convention and Sports Authority Refunding Bond Senior Lien Series A	4.00	10-1-2036	670,000	667,269
Washington DC Convention and Sports Authority Refunding Bond Senior Lien Series A	4.00	10-1-2037	1,000,000	986,029
Washington DC Convention and Sports Authority Refunding Bond Senior Lien Series A	4.00	10-1-2037	1,115,000	1,099,423
Washington DC Convention and Sports Authority Refunding Bond Senior Lien Series A	4.00	10-1-2038	1,000,000	992,943
Washington DC Convention and Sports Authority Refunding Bond Senior Lien Series A	4.00	10-1-2039	640,000	625,338
Washington DC Convention and Sports Authority Refunding Bond Senior Lien Series A	4.00	10-1-2039	1,000,000	977,090
				5,348,092
Transportation revenue: 0.27%
Metropolitan Washington DC Airports Authority Subordinated Lien Bond Series B (AGM Insured)	4.00	10-1-2049	8,000,000	7,545,641
Washington DC Metropolitan Area Transit Authority Series A	4.00	7-15-2040	6,000,000	6,011,883
Washington DC Metropolitan Area Transit Authority Series A	4.00	7-15-2045	1,000,000	980,663
				14,538,187
				57,979,895
Florida: 6.06%
Airport revenue: 2.87%
Broward County FL Airport System Revenue Bond AMT Series 2015A	5.00	10-1-2034	1,750,000	1,875,323
Broward County FL Airport System Revenue Bond AMT Series 2015A	5.00	10-1-2036	12,440,000	12,904,920
Broward County FL Airport System Revenue Bond AMT Series 2015A	5.00	10-1-2038	2,000,000	2,115,416
Broward County FL Port Facilities Revenue AMT Series B	4.00	9-1-2044	7,300,000	6,695,760
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Greater Orlando FL Aviation Authority Revenue AMT Series A	5.00%	10-1-2046	$ 3,000,000	$ 3,098,551
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series A	5.00	10-1-2048	7,000,000	7,280,439
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series B	5.00	10-1-2040	1,000,000	1,064,017
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series E	5.00	10-1-2048	10,000,000	10,450,780
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series F	5.00	10-1-2048	17,000,000	18,005,712
Jacksonville FL Port Authority Series B	5.00	11-1-2044	4,080,000	4,412,522
Jacksonville FL Port Authority Series B	5.00	11-1-2048	9,870,000	10,632,623
Miami-Dade County FL Aviation Refunding Bond AMT	5.00	10-1-2032	14,000,000	14,486,392
Miami-Dade County FL Aviation Refunding Bond AMT Series A	4.00	10-1-2038	3,250,000	3,166,187
Miami-Dade County FL Aviation Refunding Bond AMT Series A	4.00	10-1-2041	1,500,000	1,449,970
Miami-Dade County FL Aviation Refunding Bond AMT Series A	5.00	10-1-2033	5,000,000	5,168,280
Miami-Dade County FL Aviation Refunding Bond AMT Series A	5.00	10-1-2049	18,750,000	19,448,685
Miami-Dade County FL Aviation Refunding Bond AMT Series B	5.00	10-1-2040	18,000,000	18,704,900
Miami-Dade County FL Aviation Refunding Bonds AMT	5.00	10-1-2030	11,000,000	11,411,143
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	500,000	524,275
				152,895,895
Education revenue: 0.64%
Capital Trust Agency Florida Educational Facilities Revenue Renaissance Charter School Incorporated 144A	5.00	6-15-2039	3,610,000	3,615,007
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	13,290,000	14,116,161
Florida Higher Educational Facilities Authority Jacksonville University Project Series A-1 144A	5.00	6-1-2048	2,000,000	1,935,037
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2025	530,000	533,056
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2028	1,195,000	1,201,890
Pinellas County FL Educational Facilities Authority Barry University Project	5.00	10-1-2027	1,600,000	1,604,011
Volusia County FL Educational Facility Authority Embry-Riddle Aeronautical University	5.00	10-15-2044	6,500,000	6,902,893
Volusia County FL Educational Facility Authority Embry-Riddle Aeronautical University	5.00	10-15-2049	4,000,000	4,226,270
				34,134,325
GO revenue: 0.56%
Miami-Dade County FL School District	5.00	3-15-2046	15,000,000	15,843,875
Miami-Dade County FL Series 2014-A	5.00	7-1-2043	12,935,000	13,806,214
				29,650,089
Health revenue: 0.44%
Atlantic Beach FL HCFR Fleet Landing Project Series B	5.63	11-15-2043	5,000,000	5,074,474
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Hillsborough County FL IDA BayCare Health System Series C (TD Bank NA LOC) ø	0.90%	11-1-2038	$ 1,500,000	$ 1,500,000
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	2,500,000	2,356,275
Jacksonville FL HCFR Brooks Rehabilitation	4.00	11-1-2045	3,500,000	3,135,486
Lee County FL IDA Shell Point Alliance	5.00	11-15-2044	5,350,000	5,362,736
Lee County FL IDA Shell Point Alliance	5.00	11-15-2049	1,000,000	991,101
St. John's County FL IDA Vicars Landing Project Series A	4.00	12-15-2046	1,500,000	1,124,057
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	4.00	7-1-2038	1,025,000	1,001,233
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	4.00	7-1-2045	2,500,000	2,360,183
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	5.00	7-1-2040	700,000	740,152
				23,645,697
Housing revenue: 0.06%
Florida Housing Finance Corporation Journet Place Apartments Series 1	7.60	12-15-2047	765,000	820,367
Florida Housing Finance Corporation Villa Capri Phase III	7.60	12-15-2042	2,485,000	2,488,416
				3,308,783
Industrial development revenue: 0.05%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated	3.00	6-1-2032	3,500,000	2,833,775
Miscellaneous revenue: 0.38%
Hillsborough County FL Communications Services	5.00	10-1-2038	8,000,000	8,583,015
Indigo FL Community Development District Series C	7.00	5-1-2030	2,536,248	1,775,374
Lakeside Plantation FL Community Development District Series A	6.95	5-1-2031	846,000	846,714
Marshall Creek Florida Community Development District	5.00	5-1-2032	1,530,000	1,460,272
Marshall Creek Florida Community Development District	6.32	5-1-2045	115,000	106,033
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2033	1,525,000	1,619,520
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2035	1,680,000	1,781,852
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2036	1,765,000	1,870,413
Pinellas County FL IDA Drs. Kiran & Pallavi Patel Project	5.00	7-1-2039	2,000,000	2,017,591
				20,060,784
Resource recovery revenue: 0.08%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	4,000,000	3,994,144
Tax revenue: 0.19%
Broward County FL Tourist Development Revenue Convention Center Expansion Revenue Project	4.00	9-1-2047	10,000,000	9,862,061
Transportation revenue: 0.28%
Central Florida Expressway Authority Series 2021 (AGM Insured)	4.00	7-1-2039	6,070,000	6,054,693
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Florida Department of Transportation Series A (AGM Insured)	4.00%	7-1-2038	$ 4,185,000	$ 4,225,111
Osceola County FL Transportation Revenue Refunding Bonds and Improvement Osceola Parkway Series 2019A-1	5.00	10-1-2044	4,250,000	4,366,538
				14,646,342
Utilities revenue: 0.11%
Fort Pierce Utilities Authority Refunding Bonds Series 2022A (AGM Insured)	5.00	10-1-2038	1,000,000	1,113,464
Fort Pierce Utilities Authority Refunding Bonds Series 2022A (AGM Insured)	5.00	10-1-2042	1,000,000	1,102,897
Jacksonville FL Electric System Revenue Bonds Series 2008A (Royal Bank of Canada SPA) ø	0.93	10-1-2036	2,000,000	2,000,000
Lakeland FL Energy System Revenue Bond Series 2021	5.00	10-1-2048	1,250,000	1,492,816
				5,709,177
Water & sewer revenue: 0.40%
Daytona Beach FL Refunding & Improvement Bonds Project (AGM Insured)	5.00	11-1-2031	1,155,000	1,167,553
Daytona Beach FL Refunding & Improvement Bonds Project (AGM Insured)	5.00	11-1-2032	1,465,000	1,480,970
Florida Keys Aqueduct Authority Series A	5.00	9-1-2041	2,750,000	2,889,297
North Sumter County FL Utility Dependent District (BAM Insured)	5.00	10-1-2044	3,000,000	3,297,762
North Sumter County FL Utility Dependent District	5.00	10-1-2049	3,250,000	3,545,647
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2046	8,250,000	9,065,206
				21,446,435
				322,187,507
Georgia: 2.85%
Education revenue: 0.21%
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A ♣	6.38	7-1-2025	1,705,000	1,435,518
Georgia Private Colleges & Universities Authority Emory University Revenue Bond Series 2019B	5.00	9-1-2048	4,000,000	4,303,068
Georgia Private Colleges & Universities Authority Mercer University Project	5.00	10-1-2040	5,000,000	5,164,148
				10,902,734
Energy revenue: 0.07%
Municipal Electric Authority of Georgia Project One Subordinated Bond Series A	5.00	1-1-2044	3,580,000	3,710,595
Health revenue: 0.20%
Brookhaven GA Development Authority Childrens Healthcare of Atlanta	4.00	7-1-2044	6,000,000	5,804,836
Fulton County GA Development Authority Hospital Revenue Bond Series A	5.00	4-1-2047	2,250,000	2,348,233
The Glynn-Brunswick Memorial Hospital Authority Revenue Anticipation Certificates Series 2015	5.00	8-1-2034	2,580,000	2,644,751
				10,797,820
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.05%
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	5.00%	1-1-2054	$ 3,000,000	$ 2,566,718
Tax revenue: 0.15%
Metropolitan Atlanta Rapid Third Indenture Series B	5.00	7-1-2044	7,500,000	7,973,255
Transportation revenue: 0.14%
Georgia Road & Tollway Authority CAB I-75 South Expressway Lanes Project Series A 144A¤	0.00	6-1-2034	3,750,000	1,945,254
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144A¤	0.00	6-1-2049	5,600,000	5,641,945
				7,587,199
Utilities revenue: 2.03%
Bartow County Development Authority Pollution Control Georgia Power Company Plant Bowen Project	2.75	12-1-2032	20,000,000	19,983,060
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	2.93	11-1-2053	14,750,000	14,705,014
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Series 2	2.93	11-1-2048	10,000,000	9,969,501
Burke County GA Development Authority Georgia Power Company Vogtle Project Series 5	2.20	10-1-2032	1,500,000	1,395,016
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	5,000,000	5,010,432
Dalton GA Utilities Revenue	4.00	3-1-2040	1,000,000	968,038
Dalton GA Utilities Revenue	4.00	3-1-2041	1,000,000	967,318
Georgia Municipal Electric Authority Power Series EE (Ambac Insured)	7.25	1-1-2024	400,000	430,850
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2021A	4.00	7-1-2052	8,500,000	8,715,008
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022C 144A	4.00	8-1-2052	27,000,000	26,554,851
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.00	5-15-2032	3,745,000	3,957,748
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	1.46	4-1-2048	5,100,000	5,063,216
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project M	5.00	1-1-2037	1,100,000	1,155,884
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project M	5.00	1-1-2038	1,100,000	1,150,874
Municipal Electric Authority of Georgia Project One Subordinated Bond Series A	4.00	1-1-2040	1,075,000	1,038,328
Tender Option Bond Trust Receipts/Certificates Series 2021-XG0308 (Bank of America NA LIQ) 144Aø	0.97	1-1-2052	7,000,000	7,000,000
				108,065,138
				151,603,459
Guam: 0.11%
Airport revenue: 0.01%
Guam Port Authority Private Activity AMT Series 2018B	5.00	7-1-2030	500,000	536,969
Housing revenue: 0.00%
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (FHLMC Insured)	5.75	9-1-2031	60,000	60,217
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.05%
Guam Government Business Privilege Tax Revenue Refunding Bonds Series F	4.00%	1-1-2042	$ 2,750,000	$ 2,426,311
Water & sewer revenue: 0.05%
Guam Government Waterworks Authority Series 2013	5.25	7-1-2023	1,000,000	1,025,892
Guam Government Waterworks Authority Series A	5.00	1-1-2050	1,600,000	1,667,890
				2,693,782
				5,717,279
Hawaii: 0.53%
Airport revenue: 0.53%
Hawaii Airports System Revenue Series 2020A	5.00	7-1-2034	6,800,000	7,334,218
Hawaii Airports System Revenue Series A	5.00	7-1-2048	7,000,000	7,270,967
Hawaii AMT Series A	4.00	7-1-2033	1,250,000	1,296,340
Hawaii AMT Series A	4.00	7-1-2034	875,000	899,214
Hawaii AMT Series A	4.00	7-1-2035	625,000	636,628
Hawaii AMT Series A	4.00	7-1-2036	300,000	302,999
Hawaii AMT Series A	5.00	7-1-2041	9,500,000	9,790,678
Hawaii AMT Series C	4.00	7-1-2040	425,000	429,959
				27,961,003
Idaho: 0.13%
Education revenue: 0.13%
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A	5.75	12-1-2032	450,000	457,537
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	5.85	5-1-2033	565,000	570,001
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	1,365,000	1,378,020
Idaho Housing & Finance Association Nonprofit CAB North Star Charter School Series B 144A¤	0.00	7-1-2049	1,276,564	221,857
Idaho Housing & Finance Association Nonprofit North Star Charter School Series A	6.75	7-1-2048	1,322,876	1,402,413
Idaho Housing & Finance Association Nonprofit Refunding Bonds Liberty Charter School Incorporated 144A	4.00	6-1-2030	1,255,000	1,245,855
Idaho Housing & Finance Association Nonprofit Refunding Bonds Liberty Charter School Incorporated 144A	4.00	6-1-2038	1,715,000	1,588,680
				6,864,363
Illinois: 12.91%
Airport revenue: 1.05%
Chicago IL O'Hare International Airport AMT Passenger Facility Charge Refunding Bonds Series B	5.00	1-1-2032	8,000,000	8,012,385
Chicago IL O'Hare International Airport AMT Passenger Facility Charge Series B	5.00	1-1-2026	5,000,000	5,009,912
Chicago IL O'Hare International Airport AMT Senior Lien Series 2015A	5.00	1-1-2030	5,000,000	5,178,288
Chicago IL O'Hare International Airport AMT Senior Lien Series 2020A	4.00	1-1-2035	7,500,000	7,468,290
Chicago IL O'Hare International Airport AMT Senior Lien Series 2020A	5.00	1-1-2034	5,000,000	5,496,712
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Chicago IL O'Hare International Airport AMT Senior Lien Series C	5.50%	1-1-2044	$ 4,000,000	$ 4,044,079
Chicago IL O'Hare International Airport Customer Facility Charge Senior Lien (AGM Insured)	5.50	1-1-2043	4,530,000	4,583,381
Chicago IL O'Hare International Airport Customer Facility Charge Senior Lien Series D	5.75	1-1-2043	4,500,000	4,539,845
Chicago IL O'Hare International Airport Senior Lien Series B	5.00	1-1-2039	10,250,000	10,740,957
Chicago IL O'Hare International Airport Transportation Infrastructure Properties Obligated Group	5.00	7-1-2038	1,000,000	1,030,723
				56,104,572
Education revenue: 0.40%
Illinois Finance Authority Acero Charter Schools Incorporated 144A	4.00	10-1-2042	1,250,000	1,064,038
Illinois Finance Authority Bradley University Project Series A	4.00	8-1-2043	750,000	655,459
Illinois Finance Authority Charter Schools Project Series A	6.25	9-1-2039	7,955,000	8,160,239
Illinois Finance Authority University of Chicago Series A	5.00	10-1-2036	1,500,000	1,735,604
Illinois Finance Authority University of Chicago Series A	5.00	10-1-2037	1,350,000	1,553,557
Illinois Finance Authority University of Chicago Series A	5.00	10-1-2038	1,500,000	1,730,273
Southern Illinois State University Series 04 (BAM Insured)	4.00	4-1-2035	500,000	480,518
Southern Illinois State University Series 04 (BAM Insured)	4.00	4-1-2037	1,000,000	949,115
Southern Illinois State University Series 04 (BAM Insured)	5.00	4-1-2032	500,000	541,678
University of Illinois Auxiliary Facilities Systems CAB Series A (NPFGC Insured) ¤	0.00	4-1-2026	2,355,000	2,112,235
University of Illinois Auxiliary Facilities Systems CAB Series A (NPFGC Insured) ¤	0.00	4-1-2027	2,435,000	2,107,932
				21,090,648
GO revenue: 3.04%
Chicago IL Board of Education CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2025	9,935,000	9,130,487
Chicago IL Board of Education CAB School Reform Series B-1 (NPFGC Insured) ¤	0.00	12-1-2023	2,930,000	2,809,440
Chicago IL Board of Education CAB School Reform Series B-1 (NPFGC Insured) ¤	0.00	12-1-2026	4,245,000	3,614,851
Chicago IL Board of Education Series 2021A	5.00	12-1-2035	6,630,000	6,826,840
Chicago IL Board of Education Series 2021A	5.00	12-1-2036	2,000,000	2,059,339
Chicago IL Board of Education Series 2021A	5.00	12-1-2040	2,000,000	2,039,051
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2030	5,995,000	4,403,821
Chicago IL CAB Project & Refunding Bond Series C (AGM Insured) ¤	0.00	1-1-2026	7,360,000	6,567,159
Chicago IL Series 2021A	5.00	1-1-2034	11,790,000	12,223,712
Chicago IL Series 2021B	4.00	1-1-2038	6,615,000	6,182,764
Chicago IL Series A	5.00	1-1-2027	1,410,000	1,491,107
Chicago IL Series A	6.00	1-1-2038	3,000,000	3,220,508
Cook County IL Series C (AGM Insured)	5.00	11-15-2024	4,240,000	4,288,252
Cook County IL Series C	5.00	11-15-2025	3,490,000	3,526,660
Cook County IL Series C	5.00	11-15-2027	325,000	328,224
Illinois Series 1 (NPFGC Insured)	6.00	11-1-2026	3,200,000	3,471,012
Illinois Series 2006	5.50	1-1-2030	2,900,000	3,236,699
Illinois Series 2014 (AGM Insured)	5.00	4-1-2026	3,000,000	3,115,498
Illinois Series 2016	5.00	11-1-2027	1,175,000	1,255,985
Illinois Series 2022A	5.50	3-1-2042	3,500,000	3,802,867
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Illinois Series A (AGM Insured)	5.00%	4-1-2024	$ 3,000,000	$ 3,061,004
Illinois Series B	5.00	10-1-2028	2,750,000	2,974,025
Illinois Series B	5.50	5-1-2024	2,500,000	2,618,874
Illinois Series C	4.00	10-1-2038	4,820,000	4,543,874
Kane, Cook & DuPage Counties IL Refunding Bond Series D	5.00	1-1-2028	830,000	865,125
Kane, Cook & DuPage Counties IL Refunding Bond Series D	5.00	1-1-2033	2,000,000	2,082,539
Kane, Cook & DuPage Counties IL School District #46 CAB Series B (Ambac Insured) ¤	0.00	1-1-2023	16,725,000	16,569,493
Kane, Cook & DuPage Counties IL School District #46 Elgin Refunding Bond Series D	5.00	1-1-2035	1,850,000	1,924,687
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2025	855,000	800,379
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2026	5,050,000	4,578,489
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2027	12,050,000	10,561,795
Lake County IL School District #24 Millburn CAB (NPFGC Insured) ¤	0.00	1-1-2024	2,000,000	1,926,009
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2024	5,385,000	5,148,734
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (AGM / FGIC Insured) ¤	0.00	1-1-2023	705,000	698,479
Metropolitan Water Reclamation District of Greater Chicago Refunding Bond Series C	5.25	12-1-2032	1,565,000	1,840,537
Peoria IL Refunding Bonds Series A (BAM Insured)	5.00	1-1-2029	2,000,000	2,258,988
Sangamon Logan & Menard Counties IL Community Unit School District #15 Williamsville Series B (BAM Insured)	4.00	12-1-2044	1,500,000	1,529,009
Tazewell County IL School District #51 (NPFGC Insured)	9.00	12-1-2023	350,000	382,433
Will County IL Community High School CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2032	400,000	277,714
Will County IL Community High School CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2033	2,830,000	1,870,447
Will County IL Community High School Refunding Bond Series 2022A (AGM Insured) %%	5.50	2-1-2041	3,660,000	4,074,705
Will County IL Community High School Refunding Bond Series B (BAM Insured)	5.00	1-1-2028	500,000	505,965
Will County IL Community Unit School District #201 Crete-Monee Prerefunded Bond CAB (NPFGC Insured) ¤	0.00	11-1-2023	70,000	68,204
Will County IL Community Unit School District #201 Crete-Monee Prerefunded Bond CAB (NPFGC Insured) ¤	0.00	11-1-2023	430,000	418,418
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB (AGM Insured) ¤	0.00	1-1-2026	7,000,000	6,301,965
				161,476,167
Health revenue: 0.38%
Illinois Finance Authority Carle Foundation Series A	4.00	8-15-2040	8,600,000	8,107,739
Illinois Finance Authority Carle Foundation Series A	4.00	8-15-2048	2,450,000	2,239,969
Illinois Finance Authority Friendship Village of Schaumberg	5.00	2-15-2022	1,680,000	1,176,000
Illinois Finance Authority Health Services Facility Lease Revenue Provident Group UIC Surgery Center	4.00	10-1-2050	2,000,000	1,718,769
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Illinois Finance Authority Lutheran Life Communities	5.00%	11-1-2040	$ 4,900,000	$ 4,517,969
Illinois Finance Authority Northwestern Memorial Project	4.00	7-15-2039	2,250,000	2,223,037
				19,983,483
Housing revenue: 0.08%
Northern Illinois University Auxiliary Facilities System (BAM Insured)	4.00	10-1-2037	1,650,000	1,628,325
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-YX1119 (GNMA / FNMA / FHLMC Insured, Barclays Bank plc LIQ) 144Aø	0.96	4-1-2041	2,425,000	2,425,000
				4,053,325
Miscellaneous revenue: 0.75%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	3,799,000	3,828,725
Illinois Refunding Bond	5.00	8-1-2024	2,000,000	2,004,753
Illinois Refunding Bond	5.00	8-1-2025	6,165,000	6,179,651
Illinois Series 2013	5.25	7-1-2030	2,500,000	2,553,565
Illinois Series 2013	5.50	7-1-2025	6,000,000	6,152,632
Illinois Series 2013	5.50	7-1-2026	4,450,000	4,565,172
Illinois Series 2013	5.50	7-1-2033	4,000,000	4,083,738
Illinois Series 2021A	5.00	3-1-2046	2,500,000	2,566,994
Illinois Series C	5.00	11-1-2029	2,965,000	3,156,279
Royal Bank of Canada Municipal Products Incorporated Trust Series E-151 (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.95	11-30-2023	5,000,000	5,000,000
				40,091,509
Tax revenue: 5.26%
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	680,000	710,616
Chicago IL Refunding Bonds Series 2002	5.00	1-1-2028	4,430,000	4,729,722
Chicago IL Refunding Bonds Series 2002	5.00	1-1-2029	1,500,000	1,601,486
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2027	3,000,000	3,202,972
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2030	4,325,000	4,617,618
Chicago IL Transit Authority Sales Tax Receipts Bonds (AGM Insured)	5.00	12-1-2044	4,000,000	4,130,734
Chicago IL Transit Authority Sales Tax Receipts Bonds	5.00	12-1-2046	18,250,000	18,960,898
Chicago IL Transit Authority Sales Tax Receipts Bonds Series A	5.00	12-1-2045	1,750,000	1,867,074
Cook County IL Sales Tax Revenue Bonds Series 2012	5.00	11-15-2037	2,500,000	2,528,999
Cook County IL Series A	4.00	11-15-2041	2,000,000	1,863,138
Illinois Regional Transportation Authority (AGM Insured)	5.75	6-1-2023	145,000	150,187
Illinois Regional Transportation Authority Series A	5.00	6-1-2044	22,840,000	24,136,983
Illinois Regional Transportation Authority Series A (AGM Insured)	5.75	6-1-2034	19,000,000	22,468,712
Illinois Regional Transportation Authority Series A (NPFGC Insured)	6.00	7-1-2027	10,620,000	11,868,583
Illinois Regional Transportation Authority Series A (NPFGC Insured)	6.00	7-1-2033	5,000,000	6,000,826
Illinois Regional Transportation Authority Series B (NPFGC Insured)	5.50	6-1-2027	16,845,000	18,398,104
Illinois Sales Tax Build Illinois Junior Obligation	5.00	6-15-2023	10,000,000	10,228,116
Illinois Sales Tax Revenue Bond Junior Obligation Tax-Exempt Series A (BAM Insured)	4.00	6-15-2034	2,000,000	2,021,398
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Illinois Sales Tax Revenue Bond Junior Obligation Tax-Exempt Series A (BAM Insured)	4.13%	6-15-2037	$ 1,945,000	$ 1,969,378
Illinois Sales Tax Revenue Bond Junior Obligation Tax-Exempt Series C	5.00	6-15-2028	3,500,000	3,790,351
Illinois Sales Tax Revenue Bond Junior Obligation Tax-Exempt Series D	4.00	6-15-2030	12,000,000	12,133,582
Illinois Sales Tax Securitization Series A	4.00	1-1-2048	5,430,000	5,035,678
Illinois Sales Tax Securitization Series A	5.00	1-1-2038	3,000,000	3,198,169
Illinois Sales Tax Securitization Series C	5.00	1-1-2024	2,500,000	2,613,689
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	2,030,000	1,776,961
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2024	17,570,000	16,574,703
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	2,575,000	2,342,252
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2025	3,745,000	3,940,424
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2026	4,775,000	4,992,550
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2027	8,845,000	9,235,980
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	4,030,000	4,200,345
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,500,000	3,649,515
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2026	12,245,000	10,502,390
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2030	25,700,000	18,382,889
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	6-15-2031	10,060,000	7,008,281
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2031	9,800,000	6,667,285
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (NPFGC Insured) ¤	0.00	6-15-2029	12,085,000	9,277,415
Metropolitan Pier & Exposition Authority Revenue Refunding Bonds McCormick Place Expansion Project Series A	4.00	12-15-2042	2,500,000	2,235,257
Sales Tax Securitization Corporation Second Lien Sales Tax	4.00	1-1-2038	8,950,000	8,638,233
Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	3,055,000	2,377,490
				280,028,983
Tobacco revenue: 0.06%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,138,145
Transportation revenue: 0.75%
Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2025	2,960,000	3,157,222
Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2027	3,400,000	3,751,646
Illinois Toll Highway Authority	5.00	1-1-2031	5,000,000	5,694,820
Illinois Toll Highway Authority Senior Series A	5.00	1-1-2043	9,000,000	9,799,854
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Illinois Toll Highway Authority Senior Series A	5.00%	1-1-2046	$15,000,000	$ 16,217,381
Illinois Toll Highway Authority Senior Series B	5.00	1-1-2039	1,500,000	1,536,065
				40,156,988
Utilities revenue: 0.30%
Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2030	7,000,000	7,518,980
Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2031	8,000,000	8,593,120
				16,112,100
Water & sewer revenue: 0.84%
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2029	4,600,000	4,630,956
Chicago IL Wastewater Refunding Bond Second Lien Bond Series C	5.00	1-1-2039	5,000,000	5,164,196
Chicago IL Wastewater Transmission Second Lien Series 2012	5.00	1-1-2027	5,000,000	5,007,907
Chicago IL Wastewater Transmission Second Lien Series 2014	5.00	1-1-2039	11,525,000	11,690,198
Chicago IL Wastewater Transmission Second Lien Series 2014	5.00	1-1-2044	4,425,000	4,478,830
Chicago IL Waterworks Second Lien (AGM Insured)	5.25	11-1-2032	3,250,000	3,553,876
Chicago IL Waterworks Second Lien Series 2012	5.00	11-1-2030	5,000,000	5,034,261
Illinois Finance Authority Clean Water Initiative	4.00	7-1-2038	5,000,000	5,054,558
				44,614,782
				686,850,702
Indiana: 2.04%
Education revenue: 0.33%
Indiana Finance Authority Educational Facilities Multipurpose DePauw University Project Series 2022A	5.00	7-1-2047	17,000,000	17,336,728
Indiana Finance Authority Educational Facilities Multipurpose KIPP Indianapolis Incorporated Project	5.00	7-1-2040	350,000	352,879
				17,689,607
Health revenue: 0.44%
Indiana Finance Authority Health System Revenue Bonds Franciscan Alliance Incorporated Obligated Group Series C	4.00	11-1-2033	12,885,000	12,917,582
Indiana Finance Authority Health System Revenue Bonds Franciscan Alliance Incorporated Obligated Group Series C	4.00	11-1-2036	5,000,000	5,008,233
Indiana Finance Authority Marion General Hospital Series A	4.00	7-1-2045	2,560,000	2,384,127
Indiana HFFA Ascension Health Credit Group	5.00	11-15-2034	2,750,000	2,910,982
				23,220,924
Industrial development revenue: 0.49%
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2035	9,970,000	10,260,315
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2040	2,720,000	2,799,203
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue (continued)
Indiana Finance Authority Tax-Exempt Private Activity Bonds Series 2013	5.00%	7-1-2048	$10,000,000	$ 10,291,189
Valparaiso IN Pratt Paper LLC Project	5.88	1-1-2024	290,000	295,619
Whiting IN Industry Environmental Facilities	5.00	3-1-2046	2,500,000	2,538,172
				26,184,498
Miscellaneous revenue: 0.34%
Carmel IN Local Public Improvement Multipurpose Bonds	5.00	7-15-2031	6,000,000	6,520,546
Clarke County IN Building Corporation Series 2022	6.00	7-15-2038	5,000,000	6,115,550
Hobart Industry Building Corporation First Mortgage	4.00	7-15-2035	2,295,000	2,397,533
Indianapolis IN Industry Local Public Improvement Bond Bank Series A (AGM Insured)	4.00	6-1-2041	3,000,000	2,954,791
				17,988,420
Tax revenue: 0.08%
Indianapolis IN Industry Local Public Improvement Bond Bank Community Justice Campus Courthouse & Jail Project	5.00	2-1-2049	4,000,000	4,358,666
Utilities revenue: 0.19%
Indiana Finance Authority Midwestern Disaster Relief Ohio Valley Electric Corporation Project	3.00	11-1-2030	4,000,000	3,618,603
Indiana Finance Authority Midwestern Disaster Relief Ohio Valley Electric Corporation Project Series 2012A	4.25	11-1-2030	3,000,000	2,954,602
Indiana Finance Authority Ohio Valley Electric Corporation Project Series A	3.00	11-1-2030	4,000,000	3,618,603
				10,191,808
Water & sewer revenue: 0.17%
Evansville IN Waterworks Series 2022A (BAM Insured)	5.00	7-1-2047	2,250,000	2,452,436
Fishers Industry Sewage Works Revenue (BAM Insured)	4.00	7-1-2043	3,450,000	3,480,672
Fishers Industry Sewage Works Revenue (BAM Insured)	4.00	7-1-2045	3,160,000	3,146,469
				9,079,577
				108,713,500
Iowa: 0.04%
GO revenue: 0.04%
Altoona IA Annual Appropriation Urban Renewal Series C	5.00	6-1-2031	1,805,000	1,964,902
Kansas: 0.44%
Tax revenue: 0.44%
Kansas Department of Transportation Series C	4.00	9-1-2030	6,650,000	6,662,304
Kansas Department of Transportation Series C	4.00	9-1-2032	7,500,000	7,511,972
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	33,280,000	9,368,001
				23,542,277
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Kentucky: 1.67%
Education revenue: 0.03%
Kentucky Bond Development Corporation Danville Centre College Project	4.00%	6-1-2046	$ 800,000	$ 717,450
Kentucky Bond Development Corporation Danville Centre College Project	4.00	6-1-2051	1,250,000	1,099,357
				1,816,807
Health revenue: 0.24%
Kentucky EDFA Norton Healthcare Incorporated Series B (NPFGC Insured) ¤	0.00	10-1-2024	9,260,000	8,674,611
Kentucky EDFA Norton Healthcare Incorporated Series B (NPFGC Insured) ¤	0.00	10-1-2028	5,140,000	4,113,855
				12,788,466
Miscellaneous revenue: 0.05%
Kentucky State University Certificate of Participation University Project (BAM Insured)	4.00	11-1-2046	640,000	636,491
Kentucky State University Certificate of Participation University Project (BAM Insured)	4.00	11-1-2051	1,000,000	991,969
Kentucky State University Certificate of Participation University Project (BAM Insured)	4.00	11-1-2056	1,000,000	981,745
				2,610,205
Transportation revenue: 0.16%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2030	2,000,000	1,369,691
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2031	2,780,000	1,770,390
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2032	2,500,000	1,478,470
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C	0.00	7-1-2033	1,000,000	1,081,925
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C	0.00	7-1-2034	2,505,000	2,705,727
				8,406,203
Utilities revenue: 1.19%
Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	18,455,000	18,701,031
Kentucky Public Energy Authority Gas Supply Series A2	4.00	4-1-2048	8,190,000	8,267,704
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	23,250,000	23,528,926
Kentucky Public Energy Authority Gas Supply Series C	4.00	12-1-2049	5,385,000	5,456,790
Tender Option Bond Trust Receipts/ Floater Certificates Series 2022-XM0980 (Morgan Stanley Bank LIQ) 144Aø	1.03	8-1-2052	7,500,000	7,500,000
				63,454,451
				89,076,132
Louisiana: 0.54%
Airport revenue: 0.31%
New Orleans LA Aviation Board AMT Series B (AGM Insured)	5.00	1-1-2033	3,000,000	3,102,216
New Orleans LA Aviation Board AMT Series B	5.00	1-1-2034	4,500,000	4,618,296
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
New Orleans LA Aviation Board General Airport North Terminal Project Series 2017B	5.00%	1-1-2048	$ 1,145,000	$ 1,174,074
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2036	1,750,000	1,862,879
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2037	1,750,000	1,854,357
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2038	1,500,000	1,586,850
Port of New Orleans LA AMT Series E	5.00	4-1-2040	2,000,000	2,118,345
				16,317,017
Miscellaneous revenue: 0.03%
Louisiana Local Government Environmental Facilities and CDA Jefferson Parish Gomesa Project 144Aøø	4.00	11-1-2044	1,880,000	1,509,536
Water & sewer revenue: 0.20%
East Baton Rouge LA Refunding Bonds Multi Modal Series A	1.30	2-1-2041	6,075,000	5,274,677
New Orleans LA Series B (AGM Insured)	4.00	6-1-2038	350,000	355,915
New Orleans LA Series B (AGM Insured)	4.00	6-1-2039	400,000	403,274
New Orleans LA Series B (AGM Insured)	4.00	6-1-2040	350,000	352,138
New Orleans LA Series B	4.00	6-1-2050	1,200,000	1,161,676
New Orleans LA Series B	5.00	6-1-2045	1,500,000	1,647,789
Shreveport LA Series B (AGM Insured)	4.00	12-1-2036	730,000	751,305
Shreveport LA Series B (AGM Insured)	4.00	12-1-2044	1,000,000	992,852
				10,939,626
				28,766,179
Maine: 0.20%
Health revenue: 0.20%
Maine HEFA Mainehealth Series A	4.00	7-1-2040	1,700,000	1,661,777
Maine HEFA Mainehealth Series A	4.00	7-1-2045	4,500,000	4,317,612
Maine HEFA Series A	4.00	7-1-2046	500,000	469,464
Maine HEFA Series A	4.00	7-1-2050	1,000,000	917,896
Maine HEFA Series A	5.00	7-1-2028	1,445,000	1,583,117
Maine HEFA Series A	5.00	7-1-2029	455,000	523,207
Maine HEFA Series A	5.00	7-1-2029	1,080,000	1,188,998
				10,662,071
Maryland: 0.45%
Education revenue: 0.33%
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2030	200,000	200,076
Maryland Economic Development Corporation Student Housing Salisbury University Project	5.00	6-1-2027	235,000	235,139
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A	5.75	8-1-2033	1,585,000	1,613,853
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	8,480,000	8,892,761
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A	7.00	8-1-2046	6,085,000	6,407,116
				17,348,945
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.03%
Maryland HEFA Frederick Health System	4.00%	7-1-2045	$ 745,000	$ 696,162
Maryland HEFA Frederick Health System	4.00	7-1-2050	850,000	780,212
				1,476,374
Miscellaneous revenue: 0.04%
Maryland Economic Development Corporation Special Obligation Covington Project	4.00	9-1-2050	2,500,000	2,030,381
Water & sewer revenue: 0.05%
Baltimore MD Water Projects Series A	4.00	7-1-2039	500,000	500,053
Baltimore MD Water Projects Series A	4.00	7-1-2040	500,000	498,789
Baltimore MD Water Projects Series A	4.00	7-1-2045	2,000,000	1,979,596
				2,978,438
				23,834,138
Massachusetts: 2.29%
Airport revenue: 0.09%
Massachusetts AMT Series B	4.00	7-1-2046	2,965,000	2,813,384
Massachusetts Port Authority AMT Series E	5.00	7-1-2046	1,975,000	2,100,591
				4,913,975
Education revenue: 0.15%
Lowell MA Collegiate Charter School Revenue	5.00	6-15-2039	1,000,000	992,073
Lowell MA Collegiate Charter School Revenue	5.00	6-15-2049	1,750,000	1,675,084
Massachusetts Development Finance Agency Lasell University Project	4.00	7-1-2045	2,400,000	2,010,630
Massachusetts Development Finance Agency Lasell University Project	4.00	7-1-2050	2,750,000	2,231,466
Massachusetts Development Finance Agency Suffolk University Project Series 2021	4.00	7-1-2051	1,000,000	867,479
				7,776,732
GO revenue: 0.18%
Massachusetts	5.00	3-1-2041	7,500,000	7,715,045
Massachusetts Series E	5.25	9-1-2048	1,765,000	1,936,603
				9,651,648
Health revenue: 0.14%
Massachusetts Development Finance Agency Revenue Massachusetts General/Brigham & Women's Hospital Series A-2	4.00	7-1-2040	1,000,000	988,737
Massachusetts Development Finance Agency Revenue Massachusetts General/Brigham & Women's Hospital Series A-2	4.00	7-1-2041	1,200,000	1,185,012
Massachusetts Development Finance Agency Revenue Wellforce Incorporated Series C (AGM Insured)	4.00	10-1-2045	2,500,000	2,369,657
Massachusetts HEFA Partners Healthcare Systems Series F3 (TD Bank NA LOC) ø	0.88	7-1-2040	835,000	835,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2891 (Barclays Bank plc LOC, AGM Insured, Barclays Bank plc LIQ) 144Aø	1.02	10-1-2045	2,245,000	2,245,000
				7,623,406
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.91%
Massachusetts Series F	5.00%	11-1-2041	$ 5,000,000	$ 5,405,155
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2047	6,485,000	6,917,188
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2048	11,510,000	12,410,351
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2049	21,500,000	23,363,009
				48,095,703
Water & sewer revenue: 0.82%
Massachusetts Water Resources Authority General Revenue Refunding Bonds Series B (AGM Insured)	5.25	8-1-2036	19,180,000	23,788,647
Massachusetts Water Resources Authority General Revenue Refunding Bonds Series B (AGM Insured)	5.25	8-1-2038	16,000,000	20,048,672
				43,837,319
				121,898,783
Michigan: 3.67%
Airport revenue: 0.17%
Wayne County MI Airport Authority AMT	5.00	12-1-2029	6,000,000	6,307,231
Wayne County MI Airport Authority AMT (BAM Insured)	5.00	12-1-2046	1,400,000	1,475,624
Wayne County MI Airport Authority AMT Series 2021B	5.00	12-1-2041	1,145,000	1,219,627
				9,002,482
Education revenue: 0.21%
Michigan Finance Authority Limited Obligation Refunding Bond Public School Academy Bradford	4.30	9-1-2030	1,195,000	1,095,056
Michigan Finance Authority Limited Obligation Refunding Bond Public School Academy Bradford	4.80	9-1-2040	1,205,000	1,037,926
Michigan Finance Authority Limited Obligation Refunding Bond Public School Academy Bradford	5.00	9-1-2050	4,530,000	3,763,041
Michigan Finance Authority Refunding Bond Higher Education Facilities	4.00	12-1-2041	4,750,000	4,343,608
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	1,082,500	1,083,171
				11,322,802
GO revenue: 0.14%
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2026	1,075,000	1,103,412
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2028	1,450,000	1,488,324
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2029	1,350,000	1,385,681
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2030	1,775,000	1,821,914
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2031	1,425,000	1,462,663
				7,261,994
Health revenue: 0.34%
Kentwood MI EDA Limited Obligation Holland Home Project	4.00	11-15-2031	1,000,000	928,042
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Kentwood MI EDA Limited Obligation Holland Home Project	4.00%	11-15-2045	$ 750,000	$ 601,316
Michigan Finance Authority Hospital Revenue & Refunding Bonds Series 2015	5.00	11-15-2045	8,000,000	8,149,108
Michigan Finance Authority Hospital Revenue & Refunding Bonds Series 2016	5.00	12-1-2034	8,055,000	8,485,943
				18,164,409
Housing revenue: 0.11%
Michigan State Housing Development AMT Refunding Bond Series B (TD Bank NA SPA) ø	0.94	6-1-2038	6,000,000	6,000,000
Miscellaneous revenue: 1.09%
Michigan Building Authority Refunding Facilities Program Bond Series I	5.00	4-15-2041	13,000,000	13,823,488
Michigan Finance Authority Charter Company Wayne Criminal Justice Center Project	4.00	11-1-2048	6,000,000	5,695,014
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bonds Series F	4.50	10-1-2029	7,000,000	7,054,541
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2031	1,340,000	1,400,571
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2032	2,000,000	2,089,076
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2033	2,975,000	3,105,526
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2034	6,615,000	6,900,842
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2039	7,955,000	8,268,932
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Ambac Insured)	5.25	12-1-2023	920,000	920,274
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	4,610,000	4,756,444
Tender Option Bond Trust Receipts/Certificates Series 2021 XF1115 (Deutsche Bank LIQ) 144Aø	1.04	10-15-2051	3,860,000	3,860,000
				57,874,708
Tax revenue: 0.47%
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2039	7,895,000	7,982,972
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2044	16,845,000	16,972,011
				24,954,983
Water & sewer revenue: 1.14%
Great Lakes Michigan Water Authority Sewage Disposal System Series 2016-C	5.00	7-1-2036	8,500,000	9,044,613
Great Lakes Michigan Water Authority Water Supply System Series 2016-D	4.00	7-1-2032	11,000,000	11,260,888
Great Lakes Michigan Water Authority Water Supply System Series 2016-D (AGM Insured)	4.00	7-1-2033	11,000,000	11,280,102
Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-4	5.00	7-1-2031	6,500,000	6,726,932
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-6 (NPFGC Insured)	5.00%	7-1-2027	$ 1,000,000	$ 1,047,127
Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-6 (NPFGC Insured)	5.00	7-1-2036	3,250,000	3,361,560
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2025	2,000,000	2,102,213
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2026	1,945,000	2,040,140
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2027	2,260,000	2,366,507
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2028	3,480,000	3,631,596
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2032	5,750,000	5,964,259
Michigan Finance Authority Local Government Loan Program Series C	5.00	7-1-2035	2,000,000	2,090,264
				60,916,201
				195,497,579
Minnesota: 0.42%
Airport revenue: 0.01%
Minneapolis & St. Paul MN Metropolitan Refunding Bonds Series A	5.00	1-1-2027	500,000	516,467
GO revenue: 0.03%
Hennepin County MN Series 2018A	5.00	12-1-2037	1,000,000	1,095,614
Shakopee MN Independent School District #720 Capital Facilities (State School District Credit Program Insured)	4.00	2-1-2030	225,000	236,267
Shakopee MN Independent School District #720 Capital Facilities (State School District Credit Program Insured)	4.00	2-1-2032	240,000	250,538
				1,582,419
Health revenue: 0.30%
Minneapolis MN Fairview Health Services Series 2018A	4.00	11-15-2048	2,315,000	2,126,955
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	14,000,000	13,973,631
				16,100,586
Utilities revenue: 0.08%
Rochester MN Electric Utility Revenue Refunding Bond Series A	5.00	12-1-2042	3,895,000	4,267,893
				22,467,365
Mississippi: 0.14%
Water & sewer revenue: 0.14%
Mississippi Development Bank Special Obligation Bonds Series 2012A Jackson Water & Sewer System Project (AGM Insured)	5.00	9-1-2030	7,465,000	7,488,140
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  39

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Missouri: 0.84%
GO revenue: 0.10%
St. Louis MO Special Administrative Board of St. Louis School District	4.00%	4-1-2030	$ 4,840,000	$ 5,061,538
Miscellaneous revenue: 0.73%
Kansas City MO IDA	5.00	3-1-2037	3,000,000	3,161,714
Kansas City MO IDA Series B (AGM Insured)	5.00	3-1-2049	23,075,000	23,956,183
Missouri Public Utilities Commission Interim Construction Notes Series 2022	0.75	8-1-2023	12,000,000	11,794,560
				38,912,457
Tax revenue: 0.01%
Blue Springs MO Special Obligation Tax Improvement & Refunding Bonds Adams Farm Project Series A	4.00	6-1-2026	805,000	772,045
				44,746,040
Nebraska: 0.19%
Health revenue: 0.02%
Douglas County NE Hospital Authority Series 2	4.00	11-15-2040	1,150,000	1,116,557
Utilities revenue: 0.17%
Central Plains Energy Project Nebraska Refunding Bond Gas Project #3 Series 2012	5.00	9-1-2027	1,020,000	1,025,460
Central Plains Energy Project Nebraska Refunding Bond Gas Project #3 Series 2012	5.25	9-1-2037	1,800,000	1,810,329
Central Plains Energy Project Nebraska Refunding Bond Gas Project #3 Series A 2017-A	5.00	9-1-2033	6,000,000	6,412,487
				9,248,276
				10,364,833
Nevada: 2.12%
GO revenue: 2.10%
Clark County NV Refunding Bond Limited Tax	4.00	7-1-2032	6,000,000	6,259,206
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2035	9,585,000	9,854,560
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2036	850,000	882,090
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2037	900,000	925,516
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2038	850,000	863,266
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2039	1,000,000	1,006,867
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2030	875,000	1,002,391
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2032	900,000	1,022,475
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2033	825,000	927,664
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2034	950,000	1,065,783
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2035	1,000,000	1,119,620
Clark County NV Series A	5.00	6-1-2043	9,360,000	10,091,604
Clark County NV Series A	5.00	5-1-2048	50,215,000	53,866,148
Henderson NV Limited Tax Utility System Series A-1	4.00	6-1-2045	9,140,000	8,979,822
Henderson NV Series B-1	4.00	6-1-2039	4,060,000	4,115,337
Henderson NV Series B-1	4.00	6-1-2040	3,340,000	3,378,544
Las Vegas NV Series A	4.00	2-1-2038	1,335,000	1,353,430
Las Vegas NV Water District Series 2022A	4.00	6-1-2034	4,600,000	4,803,315
				111,517,638
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.02%
Clark County NV Southern California Edison Company Project	2.10%	6-1-2031	$ 1,250,000	$ 1,031,065
Miscellaneous revenue: 0.00%
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2023	220,000	223,295
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2024	90,000	92,532
				315,827
				112,864,530
New Hampshire: 0.28%
Health revenue: 0.07%
New Hampshire HEFA Kendal at Hanover Project Series B (TD Bank NA LOC) ø	0.91	10-1-2030	3,960,000	3,960,000
Housing revenue: 0.12%
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	6,278,148	6,176,211
Industrial development revenue: 0.09%
New Hampshire Finance Authority Lonza Biologics Incorporated (Landesbank Hessen-Thüringen LOC) ø	0.97	9-1-2030	5,000,000	5,000,000
				15,136,211
New Jersey: 3.42%
Airport revenue: 0.03%
South Jersey Port Corporation Marine Terminal Refunding Bond Series 2016S	5.00	1-1-2039	1,350,000	1,390,059
Education revenue: 0.19%
Atlantic City NJ Improvement Authority Stockton University Project (AGM Insured)	4.00	7-1-2047	750,000	704,947
New Jersey Educational Facilities Authority Higher Education Facilities Trust Fund	5.00	6-15-2025	5,830,000	6,036,850
Rutgers University Series L	5.00	5-1-2033	3,560,000	3,657,054
				10,398,851
GO revenue: 0.37%
Bayonne NJ School Refunding Bonds (AGM Insured)	5.00	7-15-2023	2,505,000	2,586,419
Newark NJ Qualified General Improvement Series A	5.00	7-15-2025	5,000,000	5,306,179
Newark NJ Qualified General Improvement Series A	5.00	7-15-2026	2,205,000	2,344,111
Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	6,035,000	6,404,726
Newark NJ Qualified General Improvement Series A	5.25	7-15-2024	1,325,000	1,391,495
Newark NJ Qualified General Improvement Series B	5.00	7-15-2025	385,000	408,576
Newark NJ Qualified General Improvement Series B	5.00	7-15-2026	395,000	418,387
Newark NJ Qualified General Improvement Series B	5.00	7-15-2027	405,000	428,364
Newark NJ Qualified General Improvement Series B	5.25	7-15-2024	375,000	393,819
				19,682,076
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  41

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.19%
New Jersey EDA	5.00%	3-1-2025	$ 4,000,000	$ 4,071,592
New Jersey EDA Continental Airlines Incorporated Project	5.25	9-15-2029	5,960,000	6,028,597
				10,100,189
Miscellaneous revenue: 0.70%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	3.13	7-1-2029	2,620,000	2,482,878
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2026	11,000,000	11,193,292
Newark NJ Housing Authority & Port Authority Port Newark Marine Terminal Rental Refunding Bond Newark Redevelopment Project (NPFGC Insured)	5.00	1-1-2032	7,620,000	8,203,744
Newark NJ Housing Authority & Port Authority Port Newark Marine Terminal Rental Refunding Bond Newark Redevelopment Project (NPFGC Insured)	5.25	1-1-2024	1,225,000	1,261,442
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0226 (BHAC / NPFGC Insured, Bank of America NA LIQ) 144Aø	0.95	9-11-2025	4,000,000	4,000,000
Union County NJ Utilities Authority Refunding Bond AMT Covanta Union Series A	5.25	12-1-2031	9,960,000	9,978,607
				37,119,963
Tax revenue: 0.55%
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	15,000,000	16,815,539
New Jersey Series 2020-A	4.00	6-1-2030	2,550,000	2,695,377
New Jersey Series 2020-A	4.00	6-1-2031	9,500,000	10,024,640
				29,535,556
Transportation revenue: 1.39%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2028	10,100,000	7,939,622
New Jersey TTFA CAB Series A ¤	0.00	12-15-2029	11,875,000	8,902,515
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	4,500,000	3,053,021
New Jersey TTFA CAB Transportation System Series A ¤	0.00	12-15-2026	1,150,000	988,066
New Jersey TTFA CAB Transportation System Series A ¤	0.00	12-15-2030	8,000,000	5,708,107
New Jersey TTFA Program Bonds Series AA	5.00	6-15-2038	2,000,000	2,137,695
New Jersey TTFA Series A ¤	0.00	12-15-2039	10,000,000	4,357,998
New Jersey TTFA Series A (NPFGC Insured)	5.75	6-15-2025	10,000,000	10,847,296
New Jersey TTFA Series AA	4.00	6-15-2045	2,195,000	2,034,081
New Jersey TTFA Series AA	5.00	6-15-2039	3,000,000	3,180,214
New Jersey TTFA Series AA	5.00	6-15-2044	1,000,000	1,014,248
New Jersey TTFA Series AA	5.00	6-15-2045	3,500,000	3,649,755
New Jersey TTFA Series AA	5.25	6-15-2033	10,000,000	10,151,872
New Jersey TTFA Transportation System Series A	5.00	12-15-2036	1,500,000	1,575,356
New Jersey TTFA Transportation System Series C	5.25	6-15-2032	8,000,000	8,267,634
				73,807,480
				182,034,174
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
New Mexico: 0.30%
Industrial development revenue: 0.20%
Farmington NM PCR	1.80%	4-1-2029	$ 5,000,000	$ 4,311,183
Farmington NM PCR	1.80	4-1-2029	7,000,000	6,035,656
				10,346,839
Utilities revenue: 0.10%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding & Acquisition Bond Subordinated Series A (Royal Bank of Canada LIQ)	5.00	11-1-2039	5,140,000	5,416,215
				15,763,054
New York: 11.05%
Airport revenue: 1.18%
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	3.00	8-1-2031	2,000,000	1,825,632
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	4.00	12-1-2039	700,000	650,173
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	4.00	12-1-2040	900,000	830,349
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2036	1,750,000	1,839,715
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2037	700,000	726,901
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2037	1,750,000	1,834,768
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2037	2,000,000	2,086,260
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2038	3,000,000	3,125,813
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2039	13,000,000	13,514,684
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2042	3,385,000	3,496,359
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F. Kennedy International Airport	5.00	12-1-2032	1,000,000	1,049,435
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F. Kennedy International Airport Project Series 2020C	5.00	12-1-2035	2,475,000	2,608,737
Port Authority of New York & New Jersey Series 193	5.00	10-15-2028	1,760,000	1,861,645
Port Authority of New York & New Jersey Series 205	5.25	11-15-2039	16,580,000	18,114,852
Port Authority of New York & New Jersey Series 211	5.00	9-1-2048	2,000,000	2,179,689
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  43

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Port Authority of New York & New Jersey Series 218	4.00%	11-1-2041	$ 2,275,000	$ 2,147,012
Port Authority of New York & New Jersey Series 221	4.00	7-15-2045	5,000,000	4,667,095
				62,559,119
Education revenue: 0.52%
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.60	2-1-2051	5,000,000	3,907,237
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	5.73	2-1-2050	10,030,000	10,096,794
New York Dormitory Authority Barnard College Series A	4.00	7-1-2045	1,270,000	1,195,237
New York Dormitory Authority Barnard College Series A	4.00	7-1-2049	1,000,000	921,086
New York Dormitory Authority Iona College	5.00	7-1-2027	335,000	357,712
New York Dormitory Authority New York University Series A	5.00	7-1-2049	4,265,000	4,605,769
New York Dormitory Authority St. John's University Series A	4.00	7-1-2048	2,000,000	1,844,996
Westchester County NY Local Development Pace University Series B ø	1.37	5-1-2044	5,000,000	5,000,000
				27,928,831
GO revenue: 1.06%
New York NY Fiscal 2020 Subordinate Bond Series B-1	4.00	8-1-2039	3,000,000	2,971,214
New York NY Fiscal 2020 Subordinate Bond Series B-1	5.00	10-1-2038	2,650,000	2,907,339
New York NY Fiscal 2022 Subordinate Bond Series D-1	5.25	5-1-2041	6,000,000	6,730,719
New York NY Fiscal 2022 Subordinate Bond Series D-1	5.25	5-1-2042	1,000,000	1,116,310
New York NY General Obligation Bonds Subseries F-1	5.00	3-1-2043	4,000,000	4,350,477
New York NY General Obligation Bonds Subseries F-1	5.00	3-1-2050	6,000,000	6,487,428
New York NY Series E-1	5.00	3-1-2039	8,800,000	9,393,195
New York NY Series F-1	5.00	3-1-2032	3,000,000	3,067,854
New York NY Series S-2	5.00	7-15-2041	13,805,000	14,409,611
Yonkers NY Series 2022-C (AGM Insured)	5.00	3-15-2036	2,000,000	2,250,674
Yonkers NY Series 2022-C (AGM Insured)	5.00	3-15-2037	1,100,000	1,233,022
Yonkers NY Series 2022-C (AGM Insured)	5.00	3-15-2038	1,140,000	1,273,479
				56,191,322
Health revenue: 0.14%
Tender Option Bond Trust/Floater Certificates Series 2020-XG0294 (FHA Insured, Bank of America NA LIQ) 144Aø	0.95	2-1-2050	4,200,000	4,200,000
Westchester County NY Kendal on Hudson Project Series 2013	5.00	1-1-2028	1,805,000	1,822,577
Westchester County NY Local Development Corporation Purchase Senior Learning Community Incorporated 144A	2.88	7-1-2026	1,500,000	1,400,955
				7,423,532
Industrial development revenue: 0.78%
Monroe County NY IDA Continuing Development Services Project (Citizens Bank LOC) ø	1.01	7-1-2027	575,000	575,000
New York Liberty Development Corporation Refunding Bonds 1 World Trade Center Project	4.00	2-15-2043	4,500,000	4,327,331
New York Liberty Development Corporation Refunding Bonds 4 World Trade Center Project	2.80	9-15-2069	1,000,000	903,397
New York Transportation Development Corporation New York State Thruway Service Areas Project	4.00	10-31-2041	2,000,000	1,750,493
The accompanying notes are an integral part of these financial statements.

44  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue (continued)
New York Transportation Development Corporation New York State Thruway Service Areas Project	4.00%	10-31-2046	$ 1,500,000	$ 1,263,071
New York Transportation Development Corporation Special Facilities AMT Revenue	5.00	1-1-2032	12,000,000	12,211,536
New York Transportation Development Corporation Special Facility AMT Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	10-1-2035	20,000,000	20,226,826
				41,257,654
Miscellaneous revenue: 0.18%
New York Dormitory Authority Non-State Supported School Districts Bond Financing Program Series A (AGM Insured)	5.00	10-1-2034	1,750,000	1,929,302
New York Dormitory Authority Non-State Supported School Districts Bond Financing Program Series A (AGM Insured)	5.00	10-1-2035	1,000,000	1,101,335
New York NY IDA Queens Baseball Stadium Project (AGM Insured)	5.00	1-1-2031	1,000,000	1,111,620
New York Transportation Development Corporation New York State Thruway Service Areas Project	4.00	3-15-2044	5,000,000	4,887,126
New York Western Regional Off Track Betting Corporation 144A	4.13	12-1-2041	1,000,000	788,620
				9,818,003
Resource recovery revenue: 0.10%
New York NY Environmental Facilities Corporation Waste Management Incorporated Project Series 2012	2.00	5-1-2030	5,150,000	5,149,784
Tax revenue: 3.54%
New York Dormitory Authority Series A	4.00	3-15-2042	6,000,000	5,872,993
New York Dormitory Authority Series A	4.00	3-15-2044	2,700,000	2,635,274
New York Dormitory Authority Series A	5.00	2-15-2034	3,790,000	4,067,646
New York Dormitory Authority Series D	4.00	2-15-2039	5,000,000	4,923,212
New York Dormitory Authority Series D	5.00	2-15-2048	12,500,000	13,516,551
New York Dormitory Authority State Personal Income Tax Series B	4.00	3-15-2046	11,300,000	11,003,227
New York Dormitory Authority State Personal Income Tax Series B	5.00	2-15-2045	7,330,000	7,587,169
New York Dormitory Authority State Personal Income Tax Series E	5.00	2-15-2044	10,000	10,735
New York Dormitory Authority State Personal Income Tax Series E	5.00	2-15-2044	9,590,000	9,938,580
New York NY Transitional Finance Authority Building Aid Revenue Fiscal Year 2015 Series S1	5.00	7-15-2040	3,155,000	3,280,350
New York NY Transitional Finance Authority Building Aid Revenue Fiscal Year 2019 Subordinate Bond Series S3 A	4.00	7-15-2038	4,500,000	4,405,734
New York NY Transitional Finance Authority Future Tax Secured Revenue Series A2	5.00	8-1-2037	12,140,000	13,092,552
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I	5.00	5-1-2033	5,395,000	5,504,552
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond	4.00	11-1-2035	5,000,000	5,043,243
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond	5.00	5-1-2038	5,000,000	5,451,251
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  45

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series A	5.00%	8-1-2031	$17,075,000	$ 18,011,069
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series E	4.00	2-1-2038	4,000,000	3,995,046
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series F1	5.00	5-1-2042	2,390,000	2,543,531
New York Urban Development Corporation Series 2020A	5.00	3-15-2041	3,750,000	4,081,953
New York Urban Development Corporation Series 2020A	5.00	3-15-2042	4,075,000	4,425,867
New York Urban Development Corporation Series 2020C	4.00	3-15-2042	8,045,000	7,853,542
New York Urban Development Corporation Series 2020C	5.00	3-15-2047	8,000,000	8,630,015
New York Urban Development Corporation Series 2020E	4.00	3-15-2043	8,040,000	7,816,736
Tender Option Bond Trust Receipts/Certificates Series 2021-XF1109 (Deutsche Bank LIQ) 144Aø	1.04	3-15-2048	3,630,000	3,630,000
Triborough Bridge & Tunnel Authority Series 2020-A	4.00	5-15-2042	2,250,000	2,208,101
Triborough Bridge & Tunnel Authority Series 2022-A	5.00	5-15-2047	15,000,000	16,431,221
Triborough Bridge & Tunnel Authority Series 2022-B %%	5.00	5-15-2039	10,240,000	11,410,084
Triborough Bridge & Tunnel Authority Subordinated Bond Series A1	4.00	5-15-2046	1,250,000	1,213,365
				188,583,599
Transportation revenue: 1.49%
New York Metropolitan Transportation Authority Refunding Bond Series A	5.00	11-15-2030	950,000	958,908
New York Metropolitan Transportation Authority Refunding Green Bonds Series D1	5.00	11-15-2034	5,000,000	5,219,146
New York Metropolitan Transportation Authority Revenue Various Refunding Bonds Transportation Subordinated Series G-3 (SIFMA Municipal Swap +0.43%) ±	1.41	11-1-2031	15,000,000	14,993,828
New York Metropolitan Transportation Authority Series 2019C (AGM Insured)	5.00	11-15-2041	9,700,000	10,300,136
New York Metropolitan Transportation Authority Series D	5.00	11-15-2029	20,000,000	20,236,358
New York Metropolitan Transportation Authority Subordinated Bond Series A1	5.00	11-15-2040	3,425,000	3,561,150
New York Metropolitan Transportation Authority Subordinated Bond Series A-1	5.00	11-15-2048	7,300,000	7,623,056
Triborough Bridge & Tunnel Authority Series 2020-A	5.00	11-15-2049	7,750,000	8,317,223
Triborough Bridge & Tunnel Authority Subordinated Bonds series B-2 (State Street Bank & Trust Company LOC) ø	1.11	1-1-2032	5,900,000	5,900,000
Triborough Bridge & Tunnel Authority Subordinated Bonds Series B-2 (State Street Bank & Trust Company LOC) ø	1.19	1-1-2032	1,950,000	1,950,000
				79,059,805
Utilities revenue: 0.59%
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2032	22,785,000	24,404,947
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2037	3,780,000	4,009,166
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2040	2,870,000	3,153,423
				31,567,536
The accompanying notes are an integral part of these financial statements.

46  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 1.47%
New York NY Environmental Facilities Corporation Municipal Water Trust	4.00%	6-15-2049	$ 5,000,000	$ 4,877,041
New York NY Environmental Facilities Corporation Municipal Water Trust	5.00	6-15-2048	10,035,000	10,914,509
New York NY Municipal Water Finance Authority 2nd General Resolution Series 2018	5.00	6-15-2048	3,000,000	3,221,141
New York NY Municipal Water Finance Authority 2nd General Resolution Series AA	5.00	6-15-2035	25,000,000	27,557,183
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2047	2,330,000	2,345,539
New York NY Municipal Water Finance Authority 2nd General Resolution Series FF	4.00	6-15-2041	15,000,000	14,890,883
New York NY Water Finance Authority Series DD	5.25	6-15-2047	11,490,000	12,581,001
Western Nassau County NY Water Authority Series A	4.00	4-1-2046	1,100,000	1,071,076
Western Nassau County NY Water Authority Series A	4.00	4-1-2051	1,000,000	962,425
				78,420,798
				587,959,983
North Carolina: 0.52%
Airport revenue: 0.07%
Raleigh Durham NC Airport Authority Refunding Bond AMT Series A	5.00	5-1-2035	3,400,000	3,680,015
Education revenue: 0.12%
North Carolina Capital Facilities Finance Agency Forest University Series 2016	5.00	1-1-2033	1,000,000	1,080,588
North Carolina Capital Facilities Finance Agency Meredith College Series 2018	5.00	6-1-2038	500,000	520,454
University of North Carolina at Ashville Series 2017	5.00	6-1-2042	625,000	663,633
University of North Carolina at Greensboro Series 2014	5.00	4-1-2033	2,000,000	2,100,343
University of North Carolina at Greensboro Series 2014	5.00	4-1-2039	1,620,000	1,701,278
University of North Carolina Chapel Hill Series 2009- A (TD Bank NA SPA) ø	0.88	2-1-2024	580,000	580,000
				6,646,296
Health revenue: 0.09%
Charlotte-Mecklenburg NC Hospital Authority Health Care Refunding Bonds Series 2018	5.00	1-15-2036	500,000	538,528
North Carolina Medical Care Commission Deerfield Episcopal Retirement Community Project Series 2016	5.00	11-1-2031	1,500,000	1,600,407
North Carolina Medical Care Commission Forest Duke Project	4.00	9-1-2051	1,100,000	973,619
North Carolina Medical Care Commission Presbyterian Homes Project Series 2016C	4.00	10-1-2031	1,500,000	1,452,555
				4,565,109
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  47

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.04%
North Carolina Facilities Finance Agency The Arc of North Carolina Project Series 2017A (Department of Housing and Urban Development Insured)	5.00%	10-1-2034	$ 1,000,000	$ 1,044,379
North Carolina Facilities Finance Agency The North Carolina A&T University Foundation LLC Project Series 2015A (AGC Insured)	5.00	6-1-2027	1,000,000	1,068,521
				2,112,900
Miscellaneous revenue: 0.07%
Charlotte NC Certificate of Participation Equipment Acquisition and Public Facilities Series A	5.00	12-1-2026	1,160,000	1,162,285
Charlotte NC Certificate of Participation Transit Projects Series C	5.00	6-1-2030	1,000,000	1,022,419
Raleigh NC Limited Obligation Series A	5.00	10-1-2033	1,000,000	1,050,201
Wilmington NC Limited Obligation Series A	5.00	6-1-2030	400,000	433,590
				3,668,495
Transportation revenue: 0.13%
North Carolina Department of Transportation I-77 HOT Lanes Project Series 2015	5.00	6-30-2028	1,275,000	1,314,191
North Carolina Turnpike Authority Monroe Expressway Toll Revenue Bond Series 2016A	5.00	7-1-2042	500,000	507,973
North Carolina Turnpike Authority Triangle Expressway System (AGM Insured)	5.00	1-1-2049	4,500,000	4,915,761
				6,737,925
				27,410,740
North Dakota: 0.26%
Miscellaneous revenue: 0.18%
University of North Dakota Infrastructure Energy Improvement Project Green Certificates Series A	5.00	4-1-2057	9,000,000	9,566,308
Water & sewer revenue: 0.08%
North Dakota PFA Revolving Fund Program Series A	5.00	10-1-2038	3,780,000	4,218,332
				13,784,640
Ohio: 2.21%
Education revenue: 0.08%
Allen County OH Port Authority	4.00	12-1-2035	650,000	607,603
Allen County OH Port Authority	4.00	12-1-2040	720,000	645,292
Ohio HEFA Kenyon College 2023 Project %%	5.00	7-1-2037	3,100,000	3,252,718
				4,505,613
GO revenue: 0.03%
Highland OH Local School District Medina County School Improvement Series A	5.25	12-1-2054	1,500,000	1,548,606
Health revenue: 0.81%
Cleveland Cuyahoga County OH Facilities Improvement Centers for Dialysis	5.00	12-1-2047	5,205,000	5,222,209
Franklin County OH Trinity Health Credit Group	4.00	12-1-2044	3,450,000	3,259,883
Hamilton County OH Hospital Facilities Revenue Bonds	5.00	11-15-2041	2,250,000	2,599,018
Hamilton County OH Hospital Facilities Revenue Bonds	5.00	9-15-2045	7,500,000	7,801,136
The accompanying notes are an integral part of these financial statements.

48  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Lucas County OH Hospital Revenue Promedica Healthcare Obligation	5.25%	11-15-2048	$15,000,000	$ 14,358,135
Middleburg Heights OH Hospital Revenue Refunding Bonds Facilities Southwest General Health	4.00	8-1-2041	1,100,000	1,060,759
Middleburg Heights OH Hospital Revenue Refunding Bonds Facilities Southwest General Health	4.00	8-1-2047	3,000,000	2,781,373
Middleburg Heights OH Hospital Revenue Refunding Bonds Facilities Southwest General Health Center	4.00	8-1-2041	3,730,000	3,507,544
Montgomery County OH Hospital Revenue Refunding Bonds	4.00	11-15-2039	3,000,000	2,677,164
				43,267,221
Miscellaneous revenue: 0.82%
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2026	2,030,000	2,161,952
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2028	1,610,000	1,703,732
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2030	2,250,000	2,369,788
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2035	12,000,000	12,562,050
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2039	2,500,000	2,574,042
Ohio Series A	5.00	2-1-2036	4,265,000	4,575,333
Ohio Special Obligation Various Capital Facilities Lease ø	0.90	12-1-2041	5,000,000	5,000,000
Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2035	5,390,000	5,877,910
Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2036	2,000,000	2,178,445
Ohio Water Development Authority Fresh Water Series B	5.00	12-1-2034	1,895,000	2,069,003
RiverSouth OH Lazarus Building Redevelopment Series A	5.75	12-1-2027	2,575,000	2,575,744
				43,647,999
Tax revenue: 0.10%
Franklin County OH	5.00	6-1-2048	5,000,000	5,418,850
Transportation revenue: 0.33%
Ohio Turnpike Commission CAB Series A-4 ¤	0.00	2-15-2034	8,500,000	9,565,039
Ohio Turnpike Commission CAB Series A-4%%	5.00	2-15-2039	7,000,000	7,802,325
				17,367,364
Utilities revenue: 0.04%
Ohio Air Quality Refunding Bonds Series 2022B	4.25	11-1-2039	2,000,000	2,024,670
				117,780,323
Oklahoma: 1.06%
Airport revenue: 0.58%
Oklahoma City OK Airport Trust Series 33	5.00	7-1-2043	9,000,000	9,367,160
Oklahoma City OK Airport Trust Series 33	5.00	7-1-2047	11,500,000	11,915,734
Tulsa OK Airports Improvement Trust AMT Series A (BAM Insured)	5.00	6-1-2035	1,055,000	1,107,812
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  49

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.00%	6-1-2043	$ 4,485,000	$ 4,670,327
Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.25	6-1-2048	3,770,000	3,950,732
				31,011,765
Miscellaneous revenue: 0.45%
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2030	2,000,000	2,168,839
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2031	1,145,000	1,240,258
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2030	4,440,000	4,565,860
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2031	5,520,000	5,645,954
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2032	4,000,000	4,072,457
Oklahoma Development Finance Authority Revenue Bonds Series 2022A	5.25	6-1-2037	4,535,000	5,126,842
Pontotoc County OK Education Facilities Authority Ada Public Schools Project	4.00	9-1-2040	1,000,000	973,608
				23,793,818
Transportation revenue: 0.02%
Oklahoma Turnpike Authority Revenue Series A	5.00	1-1-2042	1,000,000	1,049,404
Water & sewer revenue: 0.01%
McGee Creek Oklahoma Authority (NPFGC Insured)	6.00	1-1-2023	645,000	656,566
				56,511,553
Oregon: 0.51%
GO revenue: 0.15%
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2030	2,560,000	2,900,706
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2031	2,125,000	2,389,258
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2032	2,350,000	2,625,857
				7,915,821
Health revenue: 0.32%
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.13	11-15-2040	500,000	489,201
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.25	11-15-2050	500,000	472,529
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.38	11-15-2055	1,000,000	953,082
Medford OR Hospital Facilities Refunding Bonds Asante Project Series A (AGM Insured)	4.00	8-15-2045	13,650,000	13,075,234
Oregon Health Sciences University Revenue Series A	4.00	7-1-2044	2,000,000	1,957,387
				16,947,433
The accompanying notes are an integral part of these financial statements.

50  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.04%
Eugene OR Electric Utility Revenue Series A	4.00%	8-1-2045	$ 1,260,000	$ 1,256,445
Eugene OR Electric Utility Revenue Series A	4.00	8-1-2049	800,000	789,242
				2,045,687
				26,908,941
Pennsylvania: 5.51%
Airport revenue: 0.70%
Allegheny County PA Airport Authority Series 2021A (AGM Insured)	4.00	1-1-2046	2,000,000	1,884,898
Allegheny County PA Airport Authority Series 2021A	5.00	1-1-2036	10,000,000	10,698,199
Philadelphia PA Airport Series A	5.00	7-1-2047	9,950,000	10,233,341
Philadelphia PA Airport Series B	5.00	7-1-2029	1,000,000	1,074,880
Philadelphia PA Airport Series B	5.00	7-1-2031	750,000	796,664
Philadelphia PA Airport Series B	5.00	7-1-2042	7,860,000	8,126,710
Philadelphia PA Airport Series C	4.00	7-1-2037	1,695,000	1,632,616
Philadelphia PA Airport Series C	4.00	7-1-2038	1,260,000	1,205,280
Philadelphia PA Airport Series C	4.00	7-1-2039	1,830,000	1,741,286
				37,393,874
Education revenue: 0.23%
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2024	1,540,000	1,596,607
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2025	1,625,000	1,696,892
Pennsylvania Higher Educational Facilities Revenue Drexel University Series A (AGM Insured)	5.00	5-1-2046	4,885,000	5,310,833
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	2,000,000	2,128,093
Philadelphia PA IDA New Foundations Charter School Project	6.00	12-15-2027	270,000	275,425
Philadelphia PA IDA University Revenue Refunding Bond St. Joseph's University Project	4.00	11-1-2038	1,000,000	942,917
				11,950,767
GO revenue: 0.37%
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2025	1,180,000	1,256,112
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2026	1,200,000	1,299,213
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2027	1,000,000	1,102,552
North Pocono PA School District Notes Series A (AGM Insured)	4.00	9-15-2029	2,170,000	2,327,374
North Pocono PA School District Notes Series A (AGM Insured)	4.00	9-15-2032	1,750,000	1,823,600
Philadelphia PA School District Series A	5.00	9-1-2024	2,075,000	2,192,238
Philadelphia PA School District Series F	5.00	9-1-2035	3,820,000	4,015,285
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2032	1,440,000	1,473,081
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2033	1,490,000	1,519,379
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2034	1,555,000	1,576,213
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2035	1,205,000	1,219,400
				19,804,447
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  51

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 1.51%
Allegheny County PA Hospital Development Authority Series 2017D-2 (SIFMA Municipal Swap +0.70%) ±	1.68%	11-15-2047	$10,000,000	$ 9,968,906
Allegheny County PA Hospital Development Authority Series A	4.00	7-15-2039	2,250,000	2,180,076
Chester County PA HEFA Main Line Health System Series A	4.00	9-1-2050	3,500,000	3,321,090
Geisinger PA Health System Series A-1	4.00	2-15-2047	10,000,000	9,418,374
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2035	2,750,000	2,751,130
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2038	1,000,000	990,494
Montgomery County PA HEFA Thomas Jefferson University	5.00	9-1-2031	4,100,000	4,415,006
Montgomery County PA Higher Education & Health Authority Series 2018D ø	1.21	9-1-2050	16,425,000	16,425,000
Pennsylvania EDFA Series 2013A	5.00	7-1-2038	6,000,000	6,087,234
Pennsylvania EDFA Series 2022A	5.00	2-15-2036	1,000,000	1,107,367
Pennsylvania EDFA Series 2022A	5.00	2-15-2038	2,150,000	2,359,555
Pennsylvania EDFA Series 2022A	5.00	2-15-2039	3,500,000	3,827,021
Pennsylvania EDFA Series A-1	4.00	4-15-2045	6,500,000	6,084,690
Pennsylvania Higher Educational Facilities Revenue University of Pennsylvania Series A	5.00	8-15-2042	3,000,000	3,173,100
Quakertown PA General Authority Health LifeQuest Obligated Group Series C	4.50	7-1-2027	750,000	733,710
Quakertown PA General Authority Health LifeQuest Obligated Group Series C	5.00	7-1-2032	1,000,000	972,560
The Hospitals and Higher Education Facilities Authority of Philadelphia Revenue Bonds Series 2022 (AGM Insured)	5.00	7-1-2037	4,175,000	4,517,272
Westmoreland County PA IDA Excela Health Project Series A	4.00	7-1-2037	625,000	584,989
Westmoreland County PA IDA Excela Health Project Series A	5.00	7-1-2029	700,000	760,202
Westmoreland County PA IDA Excela Health Project Series A	5.00	7-1-2030	550,000	599,626
				80,277,402
Industrial development revenue: 0.33%
Pennsylvania EDFA Bridges FinCo LP	5.00	12-31-2030	600,000	618,321
Pennsylvania EDFA Bridges FinCo LP	5.00	12-31-2034	16,375,000	16,734,487
				17,352,808
Miscellaneous revenue: 0.81%
Delaware Valley Regional Finance Authority Local Government Public Improvements Project	5.75	7-1-2032	9,525,000	11,407,666
Delaware Valley Regional Finance Authority Local Government Series C (Ambac Insured)	7.75	7-1-2027	4,025,000	4,974,811
Pennsylvania Finance Authority Pennsylvania Hills Project Series B (NPFGC Insured) ¤	0.00	12-1-2025	1,060,000	955,063
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2024	2,250,000	2,355,324
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2034	1,915,000	2,067,723
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2035	16,715,000	18,033,722
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00	2-15-2030	1,065,000	1,129,641
The accompanying notes are an integral part of these financial statements.

52  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00%	2-15-2031	$ 1,110,000	$ 1,169,998
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00	2-15-2032	1,155,000	1,197,703
				43,291,651
Resource recovery revenue: 0.09%
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project Series 2013	2.00	8-1-2045	5,000,000	4,999,791
Tax revenue: 0.17%
Allentown PA Neighborhood Improvement Zone Development Authority Refunding Bond	5.00	5-1-2036	750,000	801,628
Allentown PA Neighborhood Improvement Zone Development Authority Refunding Bond	5.00	5-1-2042	2,000,000	2,091,802
Pennsylvania Turnpike Commission Series B	5.00	12-1-2043	6,000,000	6,328,304
				9,221,734
Transportation revenue: 1.00%
Delaware River Port Authority Project Series 2013	5.00	1-1-2040	17,000,000	17,250,895
Pennsylvania Turnpike Commission Motor License Series B-2	5.00	12-1-2035	9,900,000	10,737,488
Pennsylvania Turnpike Commission Series A	4.00	12-1-2046	3,000,000	2,800,551
Pennsylvania Turnpike Commission Series A	5.00	12-1-2044	5,905,000	6,335,349
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,750,000	1,850,933
Pennsylvania Turnpike Commission Series C	5.00	12-1-2046	4,125,000	4,443,782
Pennsylvania Turnpike Commission Subordinate Bond Series B-1	5.00	6-1-2027	1,150,000	1,270,176
Pennsylvania Turnpike Commission Subordinate Bond Series B-1	5.00	6-1-2028	1,450,000	1,578,725
Pennsylvania Turnpike Commission Subordinate Bond Series B-2	5.00	6-1-2027	1,260,000	1,391,671
Pennsylvania Turnpike Commission Subordinate Bond Series B-2	5.00	6-1-2028	5,005,000	5,449,322
				53,108,892
Utilities revenue: 0.04%
Pennsylvania EDFA Exempt Facilities Refunding Bond Energy Supply LLC (MUFG Bank Limited LOC) ø	1.50	12-1-2038	2,000,000	2,000,000
Water & sewer revenue: 0.26%
Luzerne County PA IDA Refunding Bonds AMT Pennsylvania American Water Company Project	2.45	12-1-2039	5,500,000	5,205,248
Philadelphia PA Series B	5.00	7-1-2033	8,000,000	8,529,894
				13,735,142
				293,136,508
Puerto Rico: 0.02%
Tax revenue: 0.02%
Puerto Rico Highway & Transportation Authority Series CC (AGM Insured)	5.50	7-1-2029	825,000	861,172
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  53

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Rhode Island: 0.08%
Airport revenue: 0.04%
Rhode Island Commerce Corporation First Lien Special Facility Airport Corporation Intermodal Facility Project Series 2018	5.00%	7-1-2031	$ 2,115,000	$ 2,284,432
Education revenue: 0.04%
Rhonde Island HEFA Building Corporation Providence College Series A	5.00	11-1-2046	1,855,000	2,038,159
				4,322,591
South Carolina: 0.66%
Education revenue: 0.20%
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	1,500,000	1,671,618
University of South Carolina Athletic Facilities Series A	5.00	5-1-2043	8,155,000	8,759,791
				10,431,409
Health revenue: 0.22%
South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	1.23	5-1-2048	12,000,000	12,000,000
Resource recovery revenue: 0.04%
South Carolina Jobs EDA †	8.00	12-6-2029	370,000	305,758
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A†	6.00	2-1-2035	1,880,000	752,000
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A†	6.25	2-1-2045	2,750,000	1,100,000
				2,157,758
Utilities revenue: 0.20%
Patriots Energy Group Financing Agency South Carolina Series A (Royal Bank of Canada LIQ)	4.00	10-1-2048	9,040,000	9,205,445
South Carolina Public Service Authority Refunding & Improvement Bonds Series A	4.00	12-1-2040	1,500,000	1,427,106
				10,632,551
				35,221,718
South Dakota: 0.39%
Health revenue: 0.26%
South Dakota HEFA Sanford Health Project Series E	5.00	11-1-2042	13,465,000	13,624,120
Housing revenue: 0.13%
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2023	750,000	768,269
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2024	1,100,000	1,154,802
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2025	1,000,000	1,071,362
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2026	1,540,000	1,678,217
The accompanying notes are an integral part of these financial statements.

54  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00%	4-1-2032	$ 1,010,000	$ 1,107,413
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2033	1,250,000	1,363,911
				7,143,974
				20,768,094
Tennessee: 0.87%
Utilities revenue: 0.87%
Tennergy Corporation Tennessee Gas Series A	4.00	12-1-2051	25,000,000	25,139,018
Tennessee Energy Acquisition Corporation Gas Project Series 2018	4.00	11-1-2049	20,000,000	20,308,786
Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2026	1,020,000	1,083,506
				46,531,310
Texas: 8.26%
Airport revenue: 0.47%
Austin TX Airport System AMT	5.00	11-15-2039	8,000,000	8,269,637
Austin TX Airport System AMT	5.00	11-15-2044	3,500,000	3,601,921
Austin TX Airport System AMT Series 2022	5.00	11-15-2040	3,000,000	3,223,552
Houston TX Airport System Subordinate Bond Lien AMT	5.00	7-15-2027	2,500,000	2,535,026
Houston TX Airport System Subordinate Bond Lien AMT Series A	5.00	7-1-2041	4,750,000	4,960,795
Port of Houston TX Series 2021	4.00	10-1-2039	2,500,000	2,494,204
				25,085,135
Education revenue: 0.73%
Clifton TX Higher Education Finance Corporation International Leadership Series A	5.75	8-15-2038	2,000,000	2,025,374
Clifton TX Higher Education Finance Corporation International Leadership Texas Series 2021T	4.00	8-15-2047	3,000,000	2,767,690
Clifton TX Higher Education Finance Corporation International Leadership Texas Series 2022A	4.00	8-15-2047	2,500,000	2,461,487
Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.00	8-15-2038	6,000,000	6,127,225
Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.13	8-15-2048	6,750,000	6,878,300
Hale Center Education Facilities Corporation Refunding and Improvement Bonds Wayland Baptist University Project Series 2022	5.00	3-1-2031	2,140,000	2,253,178
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2030	1,460,000	1,618,960
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2032	650,000	715,096
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2039	750,000	814,665
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2040	1,000,000	1,084,681
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2041	900,000	975,029
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  55

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Tender Option Bond Trust Receipts/Certificates Series 2021 MS0002 (Morgan Stanley Bank LIQ) 144Aø	1.11%	6-15-2056	$ 8,000,000	$ 8,000,000
University of Houston Refunding Bonds Series 2022A	5.00	2-15-2047	3,000,000	3,303,066
				39,024,751
GO revenue: 2.00%
El Paso TX	4.00	8-15-2031	6,500,000	6,708,265
Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2034	1,000,000	1,026,591
Houston TX Public Improvement Refunding Bonds Series A	5.00	3-1-2029	2,160,000	2,385,058
Nacogdoches TX Independent School District	5.00	2-15-2049	8,560,000	9,330,502
Palestine TX Certificate of Obligation (AGM Insured)	4.00	2-15-2051	4,000,000	3,736,720
Port Isabel TX Series 2019 144A	5.10	2-15-2049	955,000	974,683
Royse City TX Independent School District	5.00	8-15-2034	3,025,000	3,240,304
Salado TX Independent School District	5.00	2-15-2049	1,605,000	1,749,469
San Antonio TX Independent School District	5.00	8-15-2048	13,000,000	13,825,074
Sugar Land TX Refunding Bonds	5.00	2-15-2030	1,250,000	1,376,517
Temple TX Refunding Bonds	5.00	8-1-2032	1,070,000	1,133,492
Tender Option Bond Trust Receipts/Floater Certificates Series 2021-XL0182 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	1.04	7-1-2046	2,285,000	2,285,000
Texas Refunding Bond Series B	5.00	10-1-2036	24,500,000	26,191,037
Travis County TX	5.00	3-1-2036	12,470,000	14,008,022
Travis County TX	5.00	3-1-2039	6,250,000	6,979,511
Viridian TX Municipal Management District Texas Road Improvement Project Series 2019 (BAM Insured)	4.00	12-1-2033	555,000	561,991
Viridian TX Municipal Management District Texas Road Improvement Project Series 2019 (BAM Insured)	4.00	12-1-2034	630,000	637,323
Viridian TX Municipal Management District Texas Road Improvement Project Series 2019 (BAM Insured)	4.00	12-1-2034	835,000	844,705
Viridian TX Municipal Management District Texas Road Improvement Project Series 2019 (BAM Insured)	4.00	12-1-2035	655,000	661,889
Viridian TX Municipal Management District Texas Road Improvement Project Series 2019 (BAM Insured)	4.00	12-1-2035	865,000	874,098
Viridian TX Municipal Management District Texas Road Improvement Project Series 2019 (BAM Insured)	4.00	12-1-2036	680,000	685,927
Viridian TX Municipal Management District Texas Road Improvement Project Series 2019 (BAM Insured)	4.00	12-1-2036	905,000	912,888
Williamson County TX	4.00	2-15-2031	6,195,000	6,288,855
				106,417,921
Health revenue: 0.20%
Harris County TX Health Facilities Development Corporation Series A3 (AGM Insured) €	1.75	7-1-2031	3,000,000	3,000,000
Harris County TX Texas Childrens Hospital Series A	4.00	10-1-2037	3,000,000	3,008,007
Harris County TX Texas Childrens Hospital Series A	4.00	10-1-2038	2,300,000	2,301,241
New Hope ECFA Children's Health System of Texas Project Series A	4.00	8-15-2033	2,050,000	2,033,787
				10,343,035
The accompanying notes are an integral part of these financial statements.

56  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.09%
Alamito TX Public Facilities Corporation MFHR Housing Authority of El Paso Rental Assistance Demonstration Conversion Program (Department of Housing and Urban Development Insured)	2.90%	5-1-2037	$ 5,000,000	$ 5,015,452
Miscellaneous revenue: 0.42%
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	1,770,000	1,835,762
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	8,355,000	8,665,420
Lower Colorado TX River Authority Series A	5.00	5-15-2033	2,475,000	2,522,804
Texas PFA	4.00	2-1-2034	5,000,000	5,010,115
Texas PFA	4.00	2-1-2035	2,000,000	2,000,418
Texas PFA	4.00	2-1-2036	2,175,000	2,169,753
				22,204,272
Resource recovery revenue: 0.15%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series E ø	1.18	11-1-2040	8,100,000	8,100,000
Tax revenue: 0.15%
Dallas TX Area Rapid Transit Sales Tax Revenue Series A	5.00	12-1-2048	5,000,000	5,464,646
Old Spanish Trail/Almeda Corridors RDA (BAM Insured)	4.00	9-1-2036	1,125,000	1,161,603
Old Spanish Trail/Almeda Corridors RDA (BAM Insured)	4.00	9-1-2037	1,430,000	1,474,317
				8,100,566
Transportation revenue: 1.48%
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2033	3,740,000	3,802,966
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2044	3,000,000	3,166,914
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2049	2,450,000	2,571,221
Central Texas Regional Mobility Authority Senior Lien Series B	4.00	1-1-2041	800,000	764,164
Central Texas Regional Mobility Authority Senior Lien Series B	5.00	1-1-2046	1,600,000	1,687,642
Grand Parkway Transportation Corporation CAB Series B øø	0.00	10-1-2029	1,015,000	1,080,857
Grand Parkway Transportation Corporation CAB Series B øø	0.00	10-1-2030	2,000,000	2,126,189
Grand Parkway Transportation Corporation CAB Series B	4.00	10-1-2039	2,500,000	2,513,390
Grand Parkway Transportation Corporation Series C	4.00	10-1-2045	28,185,000	27,195,109
North Texas Tollway Authority Series A	5.00	1-1-2033	3,600,000	3,759,343
North Texas Tollway Authority Series A	5.00	1-1-2035	4,000,000	4,169,616
Tender Option Bond Trust Receipts Series 2019-XM0756 (Deutsche Bank LIQ) 144Aø	0.73	6-30-2058	6,000,000	6,000,000
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	4.00	12-31-2037	3,000,000	2,753,235
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  57

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	6.75%	6-30-2043	$ 4,000,000	$ 4,116,328
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00	12-31-2038	12,500,000	12,921,326
				78,628,300
Utilities revenue: 0.15%
Lower Colorado TX River Authority Series A (AGM Insured)	4.00	5-15-2040	2,500,000	2,509,356
Texas Municipal Gas Acquisition & Supply Corporation Refunding Bond	5.00	12-15-2032	5,000,000	5,328,807
				7,838,163
Water & sewer revenue: 2.42%
Austin TX Water & Wastewater Refunding Bond	5.00	11-15-2045	15,065,000	16,028,247
Brownsville TX Refunding Bonds Series 2022 (BAM Insured)	5.00	9-1-2046	1,000,000	1,060,600
Brownsville TX Refunding Bonds Series 2022 (BAM Insured)	5.00	9-1-2051	1,000,000	1,054,262
Dallas TX Waterworks & Sewer System Refunding Bond Series A	5.00	10-1-2030	3,810,000	4,104,877
Tarrant TX Regional Water District	5.00	9-1-2034	3,500,000	3,714,481
Tarrant TX Regional Water District	5.00	3-1-2049	15,000,000	15,761,418
Texas Series A	4.00	10-15-2036	5,000,000	5,140,450
Texas Series B	5.00	4-15-2049	42,000,000	45,392,122
Texas Water Development Board Series 2017-A	4.00	10-15-2037	11,650,000	11,924,351
Texas Water Development Board Series 2020	4.00	8-1-2038	2,500,000	2,537,803
Texas Water Implementation Fund Series A	4.00	10-15-2036	1,015,000	1,049,096
Texas Water Implementation Fund Series A	4.00	10-15-2037	4,000,000	4,104,960
Texas Water Implementation Fund Series A	4.00	10-15-2038	6,500,000	6,597,993
Texas Water Implementation Fund Series A	4.00	10-15-2044	9,905,000	9,998,920
				128,469,580
				439,227,175
Utah: 0.65%
Airport revenue: 0.59%
Salt Lake City UT AMT Series A	5.00	7-1-2034	5,910,000	6,423,084
Salt Lake City UT AMT Series A	5.00	7-1-2035	5,000,000	5,402,416
Salt Lake City UT AMT Series A	5.00	7-1-2036	2,500,000	2,638,312
Salt Lake City UT AMT Series A	5.00	7-1-2043	1,500,000	1,574,953
Salt Lake City UT AMT Series A	5.00	7-1-2043	2,500,000	2,603,331
Salt Lake City UT AMT Series A	5.00	7-1-2048	3,500,000	3,656,171
Salt Lake City UT AMT Series A	5.00	7-1-2048	5,500,000	5,698,197
Salt Lake City UT AMT Series A	5.25	7-1-2048	3,000,000	3,148,939
				31,145,403
Education revenue: 0.04%
University of Utah (Citibank NA LIQ) 144Aø	1.01	2-1-2023	2,000,000	2,000,000
The accompanying notes are an integral part of these financial statements.

58  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.02%
Mida Mountain Village Public Infrastructure District Utah Special Assessment Revenue Bonds Area #2 Series 2021 144A	4.00%	8-1-2050	$ 1,500,000	$ 1,160,672
				34,306,075
Virginia: 0.37%
GO revenue: 0.12%
Norfolk VA Series C	4.00	9-1-2032	5,810,000	6,230,146
Health revenue: 0.05%
Roanoke VA EDA Residential Care Facility Revenue Richfield Living Project	5.00	9-1-2040	3,290,000	2,473,134
Tax revenue: 0.01%
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,824,000	87,302
Marquis VA CDA CCAB Series 2015 144A	4.88	9-1-2045	397,000	182,348
Marquis VA CDA Series B	3.66	9-1-2041	1,310,000	591,078
				860,728
Transportation revenue: 0.19%
Virginia Small Business Financing Authority Series 2022	4.00	1-1-2040	1,800,000	1,667,305
Virginia Small Business Financing Authority Series 2022%%	4.00	1-1-2040	3,250,000	3,017,797
Virginia Small Business Financing Authority Series 2022	4.00	1-1-2048	6,000,000	5,330,195
				10,015,297
				19,579,305
Washington: 3.71%
Airport revenue: 0.47%
Port of Seattle WA AMT Intermediate Lien	5.00	4-1-2044	16,000,000	16,792,683
Port of Seattle WA AMT Intermediate Lien	5.00	8-1-2046	7,865,000	8,307,827
				25,100,510
Education revenue: 0.05%
Washington HEFA Seattle University Project	4.00	5-1-2045	1,000,000	925,287
Washington HEFA Seattle University Project	5.00	5-1-2030	760,000	845,572
Washington HEFA Seattle University Project	5.00	5-1-2032	335,000	368,374
Washington HEFA Seattle University Project	5.00	5-1-2033	300,000	328,705
				2,467,938
GO revenue: 1.86%
Clark County WA School District #114 (AGM Insured)	4.00	12-1-2031	9,000,000	9,554,717
Clark County WA School District #114 (AGM Insured)	4.00	12-1-2034	2,500,000	2,619,015
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	8,940,000	9,741,517
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2035	9,430,000	10,037,864
King County WA School District #210 Federal Way (AGM Insured)	4.00	12-1-2033	10,000,000	10,480,733
King County WA School District #414 Lake Washington (AGM Insured)	5.00	12-1-2033	570,000	635,221
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  59

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
King County WA School District #414 Lake Washington (AGM Insured)	5.00%	12-1-2034	$ 1,000,000	$ 1,112,575
Seattle WA	4.00	12-1-2040	2,500,000	2,510,894
Snohomish County WA School District (AGM Insured)	5.00	12-1-2031	1,500,000	1,609,321
Washington Motor Vehicle Fuel Tax Series B	5.00	8-1-2032	8,545,000	9,136,657
Washington Series 2017-A	5.00	8-1-2033	1,500,000	1,624,047
Washington Series 2017-A	5.00	8-1-2040	3,500,000	3,751,822
Washington Series 2017-A	5.00	8-1-2041	2,500,000	2,677,895
Washington Series 2021-F	5.00	6-1-2038	6,500,000	7,378,363
Washington Series 2022-C	5.00	2-1-2044	16,000,000	18,022,555
Washington Series RA	4.00	7-1-2030	7,950,000	7,950,000
				98,843,196
Health revenue: 0.24%
Spokane WA Housing Finance Commission Riverview Retirement Community Project	5.00	1-1-2023	255,000	256,097
Washington HCFR Providence Health & Services Series 2012A	5.00	10-1-2042	2,160,000	2,172,357
Washington Health Care Facilities Authority Commonspirit Health Series A-2	5.00	8-1-2038	3,000,000	3,117,422
Washington Health Care Facilities Authority Seattle Cancer Care Alliance	4.00	9-1-2045	3,000,000	2,788,426
Washington Health Care Facilities Authority Seattle Cancer Care Alliance 144A	4.00	12-1-2045	2,450,000	2,276,452
Washington Health Care Facilities Authority Seattle Cancer Care Alliance	5.00	9-1-2040	1,000,000	1,058,318
Washington Health Care Facilities Authority Seattle Childrens Hospital Series 2017A	5.00	10-1-2047	1,055,000	1,103,412
				12,772,484
Miscellaneous revenue: 0.39%
FYI Properties Lease Revenue Refunding Bonds Washington State District Project Series 2019	5.00	6-1-2037	7,395,000	8,028,599
FYI Properties Lease Revenue Refunding Bonds Washington State District Project Series 2019	5.00	6-1-2038	1,750,000	1,891,755
Washington Certificate of Participation	5.00	7-1-2038	1,660,000	1,821,755
Washington Certificate of Participation	5.00	7-1-2039	1,745,000	1,900,570
Washington Certificate of Participation	5.00	7-1-2040	1,480,000	1,604,260
Washington Certificate of Participation	5.00	7-1-2041	1,555,000	1,682,940
Washington Certificate of Participation Series A	5.00	7-1-2038	3,265,000	3,564,400
				20,494,279
Tax revenue: 0.40%
Washington Convention Center Junior Lodging Tax Notes	4.00	7-1-2031	5,250,000	5,010,758
Washington Motor Vehicle Fuel Tax Series B	5.00	6-1-2036	5,000,000	5,634,791
Washington Series 2021-A	5.00	8-1-2036	3,500,000	3,951,314
Washington Series B	5.00	8-1-2037	6,400,000	6,883,315
				21,480,178
Utilities revenue: 0.05%
Energy Northwest Washington Electric Revenue Refunding Bonds Columbia Generating Station	5.00	7-1-2034	2,500,000	2,843,650
The accompanying notes are an integral part of these financial statements.

60  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.25%
King County WA Refunding Bonds	5.00%	7-1-2042	$ 4,660,000	$ 5,062,565
King County WA Refunding Bonds Series A	5.00	7-1-2047	7,510,000	8,046,430
				13,108,995
				197,111,230
West Virginia: 0.14%
GO revenue: 0.05%
Ohio County WV Board of Education	3.00	6-1-2026	2,680,000	2,731,952
Tax revenue: 0.09%
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	4.13	6-1-2043	1,600,000	1,423,471
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	5.50	6-1-2037	2,500,000	2,539,539
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	5.75	6-1-2043	675,000	687,058
				4,650,068
				7,382,020
Wisconsin: 3.70%
Education revenue: 0.64%
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.00	8-1-2033	2,120,000	2,161,140
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	4,650,000	4,734,457
Wisconsin HEFA Marquette University Project Series 2022%%	5.00	10-1-2031	6,690,000	7,605,110
Wisconsin HEFA Marquette University Project Series 2022%%	5.00	10-1-2032	7,040,000	8,022,555
Wisconsin PFA Carolina International School Series A 144A	6.00	8-1-2023	165,000	167,406
Wisconsin PFA Carolina International School Series A 144A	6.75	8-1-2033	2,430,000	2,495,748
Wisconsin PFA Carolina International School Series A 144A	7.00	8-1-2043	1,575,000	1,614,697
Wisconsin PFA Carolina International School Series A 144A	7.20	8-1-2048	940,000	964,445
Wisconsin PFA Charter School Revenue American Preparatory Academy 144A	5.00	7-15-2039	1,375,000	1,376,188
Wisconsin PFA Wisland Revenue Northwest Nazarene University	4.25	10-1-2049	5,410,000	4,807,779
				33,949,525
GO revenue: 0.51%
Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2027	3,385,000	3,573,347
Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2028	1,380,000	1,451,223
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  61

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Verona WI Area School District Building & Improvement Bonds	5.00%	4-1-2026	$ 3,310,000	$ 3,633,167
Wisconsin Series 2019A ø	1.20	5-1-2029	18,300,000	18,300,000
				26,957,737
Health revenue: 0.90%
Wisconsin HEFA Ascension Senior Credit Group Series A	4.50	11-15-2039	4,925,000	4,994,753
Wisconsin HEFA Ascension Senior Credit Group Series A	5.00	11-15-2035	12,000,000	12,752,276
Wisconsin HEFA Froedtert Health Incorporated Series 2012A	5.00	4-1-2042	8,000,000	8,040,933
Wisconsin PFA Series A ##	4.00	10-1-2049	24,500,000	22,239,973
				48,027,935
Housing revenue: 0.86%
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2871 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	1.13	11-1-2025	9,991,000	9,991,000
Wisconsin HEFA Aspirus Wausau Hospital Incorporated Obligated Group Series 2004B (JPMorgan Chase & Company LOC) ø	0.90	8-15-2034	1,500,000	1,500,000
Wisconsin Housing & EDA Series B (FHLB SPA) ø	0.90	5-1-2055	3,000,000	3,000,000
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2023	350,000	356,920
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2024	800,000	819,310
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2025	920,000	948,264
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2026	1,360,000	1,457,395
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2027	1,675,000	1,814,867
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2028	2,025,000	2,204,993
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2029	2,190,000	2,367,663
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2030	2,300,000	2,475,187
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2031	1,415,000	1,513,366
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2048	16,775,000	17,469,339
				45,918,304
Industrial development revenue: 0.12%
Wisconsin PFA Series 2022A	5.00	2-1-2042	2,500,000	2,557,558
Wisconsin PFA Series 2022A 144A	5.50	2-1-2042	4,000,000	3,820,820
				6,378,378
Miscellaneous revenue: 0.07%
Wisconsin Series A	5.00	6-1-2033	3,420,000	3,673,239
Tax revenue: 0.60%
Mount Pleasant WI Series A ##	5.00	4-1-2043	20,205,000	22,039,606
Mount Pleasant WI Series A	5.00	4-1-2048	650,000	689,129
Mount Pleasant WI Series A	5.00	4-1-2048	6,910,000	7,325,970
Wisconsin Center District CAB Series C (AGM Insured) ¤	0.00	12-15-2037	1,600,000	824,828
Wisconsin Center District CAB Series C (AGM Insured) ¤	0.00	12-15-2038	1,600,000	782,081
				31,661,614
				196,566,732
Total Municipal obligations (Cost $5,463,867,802)				5,290,492,604

The accompanying notes are an integral part of these financial statements.

62  |  Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2022

		Yield	Shares	Value
Short-term investments: 0.28%
Investment companies: 0.28%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.85%	15,138,668	$ 15,147,751
Total Short-term investments (Cost $15,147,039)				15,147,751
Total investments in securities (Cost $5,506,014,841)	100.24%			5,332,640,355
Other assets and liabilities, net	(0.24)			(12,730,640)
Total net assets	100.00%			$5,319,909,715

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
†	Non-income-earning security
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.
♣	On the last interest date, partial interest was paid.

The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  63

Portfolio of investments—June 30, 2022

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BHAC	Berkshire Hathaway Assurance Corporation
CAB	Capital appreciation bond
CCAB	Convertible capital appreciation bond
CDA	Community Development Authority
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCFA	Pollution Control Financing Authority
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$40,464,418	$1,079,985,752	$(1,105,312,360)	$9,269	$672	$15,147,751	15,138,668	$113,354
The accompanying notes are an integral part of these financial statements.

64  |  Allspring Municipal Bond Fund

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $5,490,867,802)	$ 5,317,492,604
Investments in affiliated securities, at value (cost $15,147,039)	15,147,751
Cash	1,301,169
Cash due from broker	1,030,000
Receivable for interest	56,246,710
Receivable for Fund shares sold	6,176,805
Receivable for investments sold	660,231
Prepaid expenses and other assets	410,597
Total assets	5,398,465,867
Liabilities
Payable for when-issued transactions	54,567,053
Payable for Fund shares redeemed	19,583,909
Dividends payable	2,259,635
Management fee payable	1,424,250
Administration fees payable	421,373
Distribution fee payable	21,613
Accrued expenses and other liabilities	278,319
Total liabilities	78,556,152
Total net assets	$5,319,909,715
Net assets consist of
Paid-in capital	$ 5,561,634,048
Total distributable loss	(241,724,333)
Total net assets	$5,319,909,715
Computation of net asset value and offering price per share
Net assets – Class A	$ 902,670,544
Shares outstanding – Class A1	93,078,147
Net asset value per share – Class A	$9.70
Maximum offering price per share – Class A2	$10.16
Net assets – Class C	$ 34,561,028
Shares outstanding – Class C1	3,564,780
Net asset value per share – Class C	$9.70
Net assets – Class R6	$ 612,487,493
Shares outstanding – Class R6[1]	63,145,096
Net asset value per share – Class R6	$9.70
Net assets – Administrator Class	$ 1,034,622,962
Shares outstanding – Administrator Class[1]	106,652,092
Net asset value per share – Administrator Class	$9.70
Net assets – Institutional Class	$ 2,735,567,688
Shares outstanding – Institutional Class[1]	282,093,534
Net asset value per share – Institutional Class	$9.70
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  65

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 161,502,248
Income from affiliated securities	113,354
Total investment income	161,615,602
Expenses
Management fee	18,983,911
Administration fees
Class A	1,654,678
Class C	70,960
Class R6	135,585
Administrator Class	984,140
Institutional Class	2,432,148
Shareholder servicing fees
Class A	2,582,628
Class C	110,468
Administrator Class	2,455,798
Distribution fee
Class C	331,403
Custody and accounting fees	223,919
Professional fees	94,670
Registration fees	125,141
Shareholder report expenses	202,823
Trustees’ fees and expenses	22,599
Other fees and expenses	142,966
Total expenses	30,553,837
Less: Fee waivers and/or expense reimbursements
Class A	(219,910)
Class C	(5,476)
Class R6	(145)
Administrator Class	(1,043,564)
Net expenses	29,284,742
Net investment income	132,330,860
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(30,598,931)
Affiliated securities	9,269
Futures contracts	893,624
Net realized losses on investments	(29,696,038)
Net change in unrealized gains (losses) on
Unaffiliated securities	(586,936,571)
Affiliated securities	672
Net change in unrealized gains (losses) on investments	(586,935,899)
Net realized and unrealized gains (losses) on investments	(616,631,937)
Net decrease in net assets resulting from operations	$(484,301,077)
The accompanying notes are an integral part of these financial statements.

66  |  Allspring Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 132,330,860		$ 134,781,046
Net realized gains (losses) on investments		(29,696,038)		15,805,341
Net change in unrealized gains (losses) on investments		(586,935,899)		127,280,285
Net increase (decrease) in net assets resulting from operations		(484,301,077)		277,866,672
Distributions to shareholders from
Net investment income and net realized gains
Class A		(22,307,254)		(25,211,823)
Class C		(618,947)		(889,494)
Class R6		(11,522,096)		(8,467,864)
Administrator Class		(22,759,543)		(23,389,257)
Institutional Class		(75,114,595)		(76,419,530)
Total distributions to shareholders		(132,322,435)		(134,377,968)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,555,083	37,023,328	7,824,157	83,782,080
Class C	298,478	3,190,333	396,452	4,252,290
Class R6	100,043,556	1,000,180,422	13,132,472	140,931,974
Administrator Class	143,501,780	1,460,363,388	24,204,311	259,598,991
Institutional Class	109,281,926	1,122,718,011	83,790,289	900,375,605
		3,623,475,482		1,388,940,940
Reinvestment of distributions
Class A	1,906,296	19,851,582	2,094,902	22,466,432
Class C	56,879	592,739	78,354	839,374
Class R6	13,432	139,556	4,378	46,957
Administrator Class	2,179,944	22,612,571	2,163,748	23,216,878
Institutional Class	6,625,814	68,879,804	6,174,976	66,232,557
		112,076,252		112,802,198
Payment for shares redeemed
Class A	(14,894,404)	(153,994,313)	(15,326,206)	(164,421,449)
Class C	(1,430,615)	(14,862,619)	(3,405,090)	(36,367,488)
Class R6	(71,421,897)	(708,522,552)	(4,795,499)	(51,480,317)
Administrator Class	(131,372,943)	(1,338,909,878)	(30,433,625)	(325,486,035)
Institutional Class	(114,743,308)	(1,161,120,631)	(93,944,436)	(1,008,488,419)
		(3,377,409,993)		(1,586,243,708)
Net increase (decrease) in net assets resulting from capital share transactions		358,141,741		(84,500,570)
Total increase (decrease) in net assets		(258,481,771)		58,988,134
Net assets
Beginning of period		5,578,391,486		5,519,403,352
End of period		$ 5,319,909,715		$ 5,578,391,486
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  67

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.83	$10.55	$10.55	$10.21	$10.25
Net investment income	0.23	0.24	0.25	0.30 [1]	0.32
Net realized and unrealized gains (losses) on investments	(1.13)	0.28	0.01	0.34	(0.02)
Total from investment operations	(0.90)	0.52	0.26	0.64	0.30
Distributions to shareholders from
Net investment income	(0.23)	(0.24)	(0.25)	(0.30)	(0.32)
Net realized gains	0.00	0.00	(0.01)	0.00	(0.02)
Total distributions to shareholders	(0.23)	(0.24)	(0.26)	(0.30)	(0.34)
Net asset value, end of period	$9.70	$10.83	$10.55	$10.55	$10.21
Total return[2]	(8.47)%	4.95%	2.54%	6.35%	2.97%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.77%	0.78%	0.79%
Net expenses	0.74%	0.74%	0.74%	0.75%	0.75%
Net investment income	2.16%	2.22%	2.40%	2.89%	3.10%
Supplemental data
Portfolio turnover rate	18%	16%	24%	20%	19%
Net assets, end of period (000s omitted)	$902,671	$1,110,503	$1,138,934	$1,206,717	$1,179,800

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

68  |  Allspring Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.83	$10.55	$10.55	$10.21	$10.24
Net investment income	0.15 [1]	0.16 [1]	0.17	0.22	0.24
Net realized and unrealized gains (losses) on investments	(1.13)	0.28	0.01	0.34	(0.01)
Total from investment operations	(0.98)	0.44	0.18	0.56	0.23
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.17)	(0.22)	(0.24)
Net realized gains	0.00	0.00	(0.01)	0.00	(0.02)
Total distributions to shareholders	(0.15)	(0.16)	(0.18)	(0.22)	(0.26)
Net asset value, end of period	$9.70	$10.83	$10.55	$10.55	$10.21
Total return[2]	(9.16)%	4.16%	1.77%	5.56%	2.30%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.51%	1.51%	1.53%	1.54%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.40%	1.47%	1.64%	2.15%	2.35%
Supplemental data
Portfolio turnover rate	18%	16%	24%	20%	19%
Net assets, end of period (000s omitted)	$34,561	$50,251	$79,863	$98,411	$132,529

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  69

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$10.83	$10.55	$10.55	$10.21
Net investment income	0.26	0.28	0.29	0.30
Net realized and unrealized gains (losses) on investments	(1.13)	0.28	0.01	0.34
Total from investment operations	(0.87)	0.56	0.30	0.64
Distributions to shareholders from
Net investment income	(0.26)	(0.28)	(0.29)	(0.30)
Net realized gains	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.26)	(0.28)	(0.30)	(0.30)
Net asset value, end of period	$9.70	$10.83	$10.55	$10.55
Total return[2]	(8.14)%	5.33%	2.90%	6.43%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.39%	0.39%	0.40%
Net expenses	0.39%	0.39%	0.39%	0.40%
Net investment income	2.55%	2.58%	2.76%	3.16%
Supplemental data
Portfolio turnover rate	18%	16%	24%	20%
Net assets, end of period (000s omitted)	$612,487	$373,876	$276,204	$72,655

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

70  |  Allspring Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.84	$10.56	$10.55	$10.21	$10.25
Net investment income	0.24	0.25	0.27	0.31 [1]	0.33 [1]
Net realized and unrealized gains (losses) on investments	(1.14)	0.28	0.02	0.34	(0.02)
Total from investment operations	(0.90)	0.53	0.29	0.65	0.31
Distributions to shareholders from
Net investment income	(0.24)	(0.25)	(0.27)	(0.31)	(0.33)
Net realized gains	0.00	0.00	(0.01)	0.00	(0.02)
Total distributions to shareholders	(0.24)	(0.25)	(0.28)	(0.31)	(0.35)
Net asset value, end of period	$9.70	$10.84	$10.56	$10.55	$10.21
Total return	(8.42)%	5.10%	2.78%	6.51%	3.13%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.71%	0.71%	0.72%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.31%	2.37%	2.54%	3.02%	3.27%
Supplemental data
Portfolio turnover rate	18%	16%	24%	20%	19%
Net assets, end of period (000s omitted)	$1,034,623	$1,000,652	$1,017,781	$832,318	$227,116

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Bond Fund  |  71

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.83	$10.55	$10.55	$10.21	$10.24
Net investment income	0.26	0.27	0.29	0.33	0.35
Net realized and unrealized gains (losses) on investments	(1.13)	0.28	0.01	0.34	(0.01)
Total from investment operations	(0.87)	0.55	0.30	0.67	0.34
Distributions to shareholders from
Net investment income	(0.26)	(0.27)	(0.29)	(0.33)	(0.35)
Net realized gains	0.00	0.00	(0.01)	0.00	(0.02)
Total distributions to shareholders	(0.26)	(0.27)	(0.30)	(0.33)	(0.37)
Net asset value, end of period	$9.70	$10.83	$10.55	$10.55	$10.21
Total return	(8.19)%	5.28%	2.85%	6.67%	3.37%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.44%	0.44%	0.45%	0.46%
Net expenses	0.44%	0.44%	0.44%	0.45%	0.46%
Net investment income	2.47%	2.53%	2.71%	3.15%	3.40%
Supplemental data
Portfolio turnover rate	18%	16%	24%	20%	19%
Net assets, end of period (000s omitted)	$2,735,568	$3,043,109	$3,006,622	$2,862,588	$1,425,703
The accompanying notes are an integral part of these financial statements.

72  |  Allspring Municipal Bond Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Municipal Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

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Notes to financial statements
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $5,507,625,701 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 57,519,663
Gross unrealized losses	(232,505,009)
Net unrealized losses	$(174,985,346)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $54,955,260 in short-term capital losses and $11,485,708 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 27,000,000	$0	$ 27,000,000
Municipal obligations	0	5,290,492,604	0	5,290,492,604
Short-term investments
Investment companies	15,147,751	0	0	15,147,751
Total assets	$15,147,751	$5,317,492,604	$0	$5,332,640,355
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

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Notes to financial statements
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.75%
Class C	1.50
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $9,845 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2022.

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Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $467,474,653, $237,903,080 and $826,340 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $1,464,831,822 and $935,685,717, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended June 30, 2022, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $13,008,412 in short futures contracts during the year ended June 30, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $132,322,435 and $134,377,968 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$2,033,831	$(174,985,346)	$(66,440,968)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

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Notes to financial statements
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

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Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Municipal Bond Fund (formerly, Wells Fargo Municipal Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

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Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

84  |  Allspring Municipal Bond Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
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Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
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© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00663 08-22
A253/AR253 06-22

Annual Report
June 30, 2022
Allspring
Municipal Sustainability Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Municipal Sustainability Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Municipal Sustainability Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Municipal Sustainability Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Municipal Sustainability Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Municipal Sustainability Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Nicholos Venditti
Average annual total returns (%) as of June 30, 2022
		Including sales charge		Excluding sales charge		Expense ratios[1](%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net [2]
Class A (WMSAX)	2-28-2020	-13.54	-3.11	-9.47	-1.19	1.85	0.75
Class C (WMSCX)	2-28-2020	-10.49	-1.64	-9.60	-1.64	2.60	1.50
Class R6 (WMSRX)	2-28-2020	-	-	-9.16	-0.84	1.47	0.40
Administrator Class (WMSDX)	2-28-2020	-	-	-9.34	-1.04	1.79	0.60
Institutional Class (WMSIX)	2-28-2020	-	-	-9.20	-0.89	1.52	0.45
Bloomberg Municipal Bond Index[3]	–	-	-	-8.57	-2.49*	-	-
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6  |  Allspring Municipal Sustainability Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares since inception with the Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Investing in environmental, social, and governance (ESG) carries the risk that, under certain market conditions, the investments may underperform products that invest in a broader array of investments. In addition, some ESG investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. The ESG sector also may have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market. Investing primarily in responsible investments carries the risk that, under certain market conditions, an investment may underperform funds that do not use a responsible investment strategy. This fund is exposed to municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Allspring Municipal Sustainability Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg Municipal Bond Index, for the 12-month period that ended June 30, 2022.
■	Quality allocation and security selection were detractors from performance.
■	Duration was also a detractor from relative performance as municipal rates rose, especially in the second half of the period, while the Fund was long duration relative to the index. Yield-curve positioning offset some of the negative performance due to duration positioning, with an underweight to the weaker-performing long-maturity segments.
■	Sector allocation contributed to performance.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory,” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future monetary policy actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75% as the U.S. Federal Reserve (Fed) attempts to curb record high inflation while avoiding recession.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.

8  |  Allspring Municipal Sustainability Fund

Performance highlights (unaudited)
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors will return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
The Fed’s decision to aggressively raise rates in response to historic levels of inflation has been the largest influencer of Fund performance in the past 12 months. We believe the Fed will continue its monetary tightening policy well into the second half of 2022 and beyond. While employment remains strong and inflation remains high, the Fed must remain ready to act in order to maintain price stability. Fund performance was hurt by credit spread widening over the past 12 months as lower-rated bonds have underperformed the overall market. Longer term, we remain cognizant of the potential risks of rising interest rates and a slowing economy and we maintain our relative-value, buy-and-hold investment approach, which we believe should benefit the Fund over the economic cycle.
We use a sustainable framework for municipal bond investing.
The Fund looks to take advantage of the natural alignment of the municipal sector with sustainable outcomes. Our robust framework and scoring methodology align with green bond principles and social bond principles as we seek to identify bonds that we believe have positive impact. We also evaluate environmental, social, and governance risk as part of our fundamental credit research.
A variety of factors affected the Fund’s relative performance. We were overweight BBB-rated debt and A-rated debt and underweight AA-rated debt and AAA-rated debt, and we had out-of-benchmark allocations to non-investment-grade and non-rated credits. Spreads widened throughout the period for lower-rated investment-grade bonds. Controlling for duration and curve effects, our overweights to medium- and lower-quality credits detracted. High-yield municipals performed poorly for the period, while higher-rated municipals beat the index, with AAA yields rising from all-time lows. As expected, negative fund flows caused lower-rated and non-rated sectors to underperform.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We anticipate that investment-grade municipal defaults will remain rare, but we believe investors should continue to focus on security selection. We were underweight general obligation bonds and overweight revenue bonds and pre-refunded bonds, which contributed to performance.
Security selection was strong in the transportation, special tax, and housing sectors but lagged in the education, electric, and hospital sectors. Federal stimulus support has been robust and supportive of many municipal sectors, so we expect these sectors should continue to perform well. Risks remain elevated in senior care and project finance sectors.
The fund benefited from having no exposure to debt subject to the alternative minimum tax. An overweight to 5% coupons contributed to performance.
The outlook remains favorable for active bond management, in our view.
The outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

Allspring Municipal Sustainability Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 904.18	$ 3.54	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$ 3.76	0.75%
Class C
Actual	$1,000.00	$ 906.23	$1.51 [2]	0.32% [2]
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	$1.61 [2]	0.32% [2]
Class R6
Actual	$1,000.00	$ 905.76	$ 1.89	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$ 2.01	0.40%
Administrator Class
Actual	$1,000.00	$ 904.86	$ 2.83	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$ 3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 905.53	$ 2.13	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$ 2.26	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).
2 Amounts include class-level expenses which were reimbursed by the investment manager. Without this reimbursement, the actual and hypothetical expenses paid would be $6.05 and $6.41, respectively. The net expense ratios would both be 1.28%.

10  |  Allspring Municipal Sustainability Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 98.01%
Alabama: 1.04%
Education revenue: 1.04%
University of North Alabama Revenue Bonds General Fee Series A	5.00%	11-1-2022	$ 265,000	$ 265,672
Arizona: 1.21%
GO revenue: 1.21%
Maricopa County AZ Elementary School District #25 Liberty School Improvement Project 2019 Series A (AGM Insured)	5.00	7-1-2023	300,000	309,574
California: 8.47%
Education revenue: 0.43%
California Municipal Finance Authority Education Revenue Bond Stream Charter School Project Series A 144A	5.00	6-15-2051	125,000	110,572
GO revenue: 2.14%
Newman-Crows Landing Unified School District 2022 ¤	0.00	8-1-2025	600,000	547,080
Health revenue: 0.42%
California Municipal Finance Authority Revenue Refunding Bonds Eisenhower Medical Center Series A	5.00	7-1-2027	100,000	107,443
Housing revenue: 2.63%
California Municipal Finance Authority Special Finance Agency XII California Essential Housing Revenue Bond Allure Apartments Series A-2 Junior Bonds 144A	4.38	8-1-2049	200,000	153,036
California Municipal Finance Authority Student Housing Revenue Bond CHF Riverside I LLC - University of California Riverside North District Phase 1 Student Housing Project	5.00	5-15-2029	375,000	404,380
California Statewide CDA Community Improvement Authority Essential Housing Revenue Bonds Mezzanine Lien Waterscape Apartments Series 2021B 144A	4.00	9-1-2046	150,000	116,764
				674,180
Miscellaneous revenue: 2.85%
California Infrastructure & Economic Development Bank Lease Revenue Teachers Retirement	5.00	8-1-2030	310,000	349,415
San Francisco City & County CA 49 South Van Ness Project Green Bond Series A	4.00	4-1-2034	370,000	378,975
				728,390
				2,167,665
Colorado: 5.52%
Education revenue: 2.28%
Colorado ECFA Revenue Improvement & Refunding Bonds Charter School	5.00	3-15-2027	535,000	584,358
Health revenue: 1.93%
Colorado Health Facilities Authority Revenue Bonds Hospital Advent Health Obligated Group Series A	4.00	11-15-2043	500,000	493,482
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Sustainability Fund  |  11

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 1.31%
Regional Colorado Transportation District Private Activity Bond Denver Transit Partners Eagle P3 Project Series A	4.00%	7-15-2040	$ 375,000	$ 336,183
				1,414,023
District of Columbia: 1.08%
Water & sewer revenue: 1.08%
District of Columbia Water & Sewer Authority Public Utility Green Bond Series A	5.00	10-1-2038	250,000	277,486
Florida: 0.44%
Education revenue: 0.44%
Florida Development Finance Corporation Educational Facilities United Cerebral Palsy Charter Schools Projects Social Bonds Series A	5.00	6-1-2050	125,000	112,041
Georgia: 1.05%
Education revenue: 1.05%
Georgia Private Colleges & Universities Authority Mercer University Project Series 2022%%	5.25	10-1-2051	250,000	267,626
Guam: 1.02%
Water & sewer revenue: 1.02%
Guam Government Waterworks Authority Series A	5.00	1-1-2050	250,000	260,608
Idaho: 1.57%
Health revenue: 1.57%
Idaho Health Facilities Authority Hospital Trinity Health Credit Group Series A	5.00	12-1-2047	385,000	402,419
Illinois: 18.54%
Education revenue: 2.51%
Illinois Finance Authority LEARN Charter School Project	4.00	11-1-2051	750,000	643,774
GO revenue: 3.63%
Chicago IL Series A	6.00	1-1-2038	375,000	402,563
Decatur IL Green Bond (BAM Insured)	5.00	3-1-2024	375,000	389,973
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2027	155,000	135,857
				928,393
Health revenue: 2.40%
Southwestern Illinois Development Authority Health Facility Revenue Bonds Series 2017A	5.00	2-15-2025	580,000	614,166
Miscellaneous revenue: 2.42%
Illinois Finance Authority Clean Water Initiative Revolving Fund	5.00	7-1-2024	585,000	618,999
Tax revenue: 2.06%
Chicago IL Transit Authority Sales Tax Receipts (AGM Insured)	5.00	12-1-2046	500,000	528,156
Transportation revenue: 2.69%
Chicago IL Public Building Commission Chicago Transit Authority (Ambac Insured)	5.25	3-1-2031	600,000	688,310
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Municipal Sustainability Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 2.83%
Chicago IL Wastewater Transmission Series C	5.00%	1-1-2024	$ 700,000	$ 725,127
				4,746,925
Indiana: 4.38%
Miscellaneous revenue: 2.25%
Indiana Finance Authority State Revolving Fund Program Refunding Green Bonds Series E	5.00	2-1-2047	500,000	575,294
Water & sewer revenue: 2.13%
Indiana Finance Authority State Revolving Fund Program Refunding Green Bonds Series B	5.00	2-1-2028	500,000	545,086
				1,120,380
Louisiana: 0.63%
Water & sewer revenue: 0.63%
New Orleans LA Water Revenue (BAM Insured)	5.00	12-1-2034	150,000	160,403
Maryland: 1.92%
Housing revenue: 1.92%
Maryland CDA Department of Housing & Community Multifamily Development Woodside Gardens Series A 144A	1.33	1-1-2024	500,000	491,947
Massachusetts: 3.81%
Education revenue: 2.11%
Massachusetts Development Finance Agency Boston College Issue Series U	5.00	7-1-2025	500,000	539,093
Health revenue: 1.70%
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2025	125,000	131,098
Massachusetts Development Finance Agency Revenue Bonds Boston Medical Center Issue Series D	5.00	7-1-2044	300,000	304,161
				435,259
				974,352
Michigan: 4.18%
Miscellaneous revenue: 2.11%
Michigan Building Authority Series I	5.00	10-15-2031	500,000	540,657
Tax revenue: 0.39%
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2044	100,000	100,754
Water & sewer revenue: 1.68%
Great Lakes MI Water Authority Water Supply System Series D	5.00	7-1-2031	400,000	428,692
				1,070,103
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Sustainability Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Minnesota: 0.37%
Education revenue: 0.37%
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2020A	5.00%	9-1-2055	$ 100,000	$ 94,145
Nevada: 4.72%
GO revenue: 4.72%
Clark County NV Flood Control District	5.00	11-1-2029	500,000	568,636
Clark County NV School District Building Series A	4.00	6-15-2035	625,000	640,709
				1,209,345
New Jersey: 1.52%
Miscellaneous revenue: 1.08%
New Jersey EDA Series XX	4.00	6-15-2024	270,000	276,852
Tax revenue: 0.44%
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	100,000	112,104
				388,956
New York: 6.91%
Education revenue: 4.19%
Allegany County NY Capital Resource Corporation Tax-Exempt Revenue Bonds Series 2022A	5.00	12-1-2026	390,000	409,599
Build New York City Resource Corporation Richmond Preparatory Charter School Social Impact Project Series A 144A	5.00	6-1-2041	150,000	149,086
New York Dormitory Authority Non-State Supported Debt Series A	5.00	7-1-2038	270,000	296,750
Tompkins County Development Corporation Tax-Exempt Revenue Refunding Bonds Series 2017	5.00	7-1-2041	205,000	216,925
				1,072,360
GO revenue: 0.51%
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00	6-1-2024	125,000	130,092
Water & sewer revenue: 2.21%
New York Environmental Facilities Corporation Clean Water & Drinking Water New York City Municipal Water Finance Authority Project Series A	5.00	6-15-2032	500,000	567,040
				1,769,492
North Carolina: 0.73%
Housing revenue: 0.73%
North Carolina Capital Facilities Finance Refunding Bonds The Arc of North Carolina Projects Series A (Department of Housing and Urban Development Insured)	5.00	10-1-2024	180,000	186,261
Oklahoma: 0.97%
Miscellaneous revenue: 0.97%
McIntosh County Educational Facilities Authority Educational Facilities Lease Revenue Bonds Series 2022	2.00	9-1-2023	250,000	249,477
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Municipal Sustainability Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Oregon: 3.89%
GO revenue: 2.14%
Bend OR Series 2020	5.00%	6-1-2050	$ 500,000	$ 547,001
Health revenue: 1.75%
Oregon State Facilities Authority Revenue Refunding Bonds Samaritan Health Services Project	5.00	10-1-2031	430,000	449,335
				996,336
Pennsylvania: 8.97%
Education revenue: 2.84%
Allegheny County PA Higher Education Robert Morris University	5.00	10-15-2037	250,000	251,288
Philadelphia PA IDA Saint Joseph's University Series C	4.00	11-1-2037	500,000	474,645
				725,933
Health revenue: 3.93%
Lancaster County Hospital Authority Series 2021	5.00	11-1-2051	625,000	655,929
Westmoreland County PA IDA Excela Health Project Series A	4.00	7-1-2037	375,000	350,994
				1,006,923
Transportation revenue: 2.20%
Pennsylvania Turnpike Commission Turnpike Series B-1	5.25	6-1-2047	535,000	563,317
				2,296,173
South Carolina: 1.15%
Education revenue: 1.15%
South Carolina Jobs EDA Revenue Wofford College Project	5.00	4-1-2033	270,000	293,419
Texas: 3.45%
GO revenue: 2.53%
Dallas County TX Hospital District Limited Tax	5.00	8-15-2030	625,000	646,982
Water & sewer revenue: 0.92%
Texas Water Development Board State Water Implementation Revenue Fund For Texas Revenue Bonds Series 2018B	5.00	4-15-2024	225,000	237,210
				884,192
Utah: 4.49%
Housing revenue: 4.49%
Utah Board of Higher Education University of Utah Bonds Series 2022B %%	5.00	8-1-2042	1,000,000	1,148,487
Washington: 5.33%
Education revenue: 0.62%
Washington HEFAR Seattle University Project	5.00	5-1-2027	145,000	157,968
GO revenue: 2.69%
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2026	625,000	687,839
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Sustainability Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 2.02%
Chelan County WA Public Utility District #001 Consolidated Revenue Refunding Bonds Governmental Series A	4.00%	7-1-2036	$ 500,000	$ 518,584
				1,364,391
Wisconsin: 0.65%
Health revenue: 0.65%
PFA Hospital Revenue Bonds Carson Valley Medical Center Series A	4.00	12-1-2051	200,000	167,602
Total Municipal obligations (Cost $26,492,675)				25,089,500

		Yield	Shares
Short-term investments: 6.47%
Investment companies: 6.47%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.85	1,656,384	1,657,378
Total Short-term investments (Cost $1,657,204)				1,657,378
Total investments in securities (Cost $28,149,879)	104.48%			26,746,878
Other assets and liabilities, net	(4.48)			(1,147,297)
Total net assets	100.00%			$25,599,581

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CDA	Community Development Authority
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
IDA	Industrial Development Authority
PFA	Public Finance Authority
RDA	Redevelopment Authority
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Municipal Sustainability Fund

Portfolio of investments—June 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$302,778	$11,649,571	$(10,295,344)	$199	$174	$1,657,378	1,656,384	$189
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Sustainability Fund  |  17

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $26,492,675)	$ 25,089,500
Investments in affiliated securities, at value (cost $1,657,204)	1,657,378
Receivable for interest	297,302
Receivable from manager	4,151
Receivable for investments sold	3,926
Prepaid expenses and other assets	8,878
Total assets	27,061,135
Liabilities
Payable for when-issued transactions	1,440,200
Trustees’ fees and expenses payable	2,610
Payable for Fund shares redeemed	1,142
Administration fees payable	1,022
Distribution fee payable	309
Accrued expenses and other liabilities	16,271
Total liabilities	1,461,554
Total net assets	$25,599,581
Net assets consist of
Paid-in capital	$ 27,448,378
Total distributable loss	(1,848,797)
Total net assets	$25,599,581
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,161,256
Shares outstanding – Class A1	62,003
Net asset value per share – Class A	$18.73
Maximum offering price per share – Class A2	$19.61
Net assets – Class C	$ 946,944
Shares outstanding – Class C1	50,283
Net asset value per share – Class C	$18.83
Net assets – Class R6	$ 19,928,795
Shares outstanding – Class R6[1]	1,064,072
Net asset value per share – Class R6	$18.73
Net assets – Administrator Class	$ 1,088,791
Shares outstanding – Administrator Class[1]	58,134
Net asset value per share – Administrator Class	$18.73
Net assets – Institutional Class	$ 2,473,795
Shares outstanding – Institutional Class[1]	132,087
Net asset value per share – Institutional Class	$18.73
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Municipal Sustainability Fund

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 639,456
Income from affiliated securities	189
Total investment income	639,645
Expenses
Management fee	109,046
Administration fees
Class A	2,021
Class C	1,626
Class R6	6,410
Administrator Class	1,163
Institutional Class	1,962
Shareholder servicing fees
Class A	3,157
Class C	2,541
Administrator Class	2,908
Distribution fee
Class C	7,622
Custody and accounting fees	5,334
Professional fees	22,681
Registration fees	67,192
Shareholder report expenses	23,044
Trustees’ fees and expenses	20,032
Other fees and expenses	5,944
Total expenses	282,683
Less: Fee waivers and/or expense reimbursements
Fund-level	(152,441)
Class A	(375)
Class C	(6,586)
Administrator Class	(1,386)
Net expenses	121,895
Net investment income	517,750
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(195,808)
Affiliated securities	199
Net realized losses on investments	(195,609)
Net change in unrealized gains (losses) on
Unaffiliated securities	(2,945,229)
Affiliated securities	174
Net change in unrealized gains (losses) on investments	(2,945,055)
Net realized and unrealized gains (losses) on investments	(3,140,664)
Net decrease in net assets resulting from operations	$(2,622,914)
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Sustainability Fund  |  19

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 517,750		$ 500,443
Net realized gains (losses) on investments		(195,609)		128,381
Net change in unrealized gains (losses) on investments		(2,945,055)		723,884
Net increase (decrease) in net assets resulting from operations		(2,622,914)		1,352,708
Distributions to shareholders from
Net investment income and net realized gains
Class A		(20,430)		(17,573)
Class C		(9,713)		(9,545)
Class R6		(420,586)		(432,065)
Administrator Class		(20,570)		(19,469)
Institutional Class		(47,135)		(20,488)
Total distributions to shareholders		(518,434)		(499,140)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,757	247,206	6,252	129,818
Administrator Class	1,286	26,349	12,749	268,337
Institutional Class	116,315	2,407,016	5,584	116,637
		2,680,571		514,792
Reinvestment of distributions
Class A	663	13,052	25	530
Class C	283	5,551	0	0
Class R6	14,072	277,876	0	0
Administrator Class	658	12,951	45	932
Institutional Class	1,957	38,861	20	429
		348,291		1,891
Payment for shares redeemed
Class A	(5,387)	(109,248)	(1,408)	(29,021)
Administrator Class	(482)	(9,946)	(6,122)	(128,854)
Institutional Class	(41,768)	(819,382)	(21)	(433)
		(938,576)		(158,308)
Net increase in net assets resulting from capital share transactions		2,090,286		358,375
Total increase (decrease) in net assets		(1,051,062)		1,211,943
Net assets
Beginning of period		26,650,643		25,438,700
End of period		$25,599,581		$26,650,643
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Municipal Sustainability Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020 [1]
Net asset value, beginning of period	$21.03	$20.35	$20.00
Net investment income	0.32	0.34	0.10
Net realized and unrealized gains (losses) on investments	(2.29)	0.68	0.35
Total from investment operations	(1.97)	1.02	0.45
Distributions to shareholders from
Net investment income	(0.33)	(0.34)	(0.10)
Net asset value, end of period	$18.73	$21.03	$20.35
Total return[2]	(9.47)%	5.04%	2.27%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.85%	2.26%
Net expenses	0.75%	0.75%	0.75%
Net investment income	1.60%	1.64%	1.52%
Supplemental data
Portfolio turnover rate	31%	77%	32%
Net assets, end of period (000s omitted)	$1,161	$1,156	$1,020

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Sustainability Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020 [1]
Net asset value, beginning of period	$21.03	$20.35	$20.00
Net investment income	0.30	0.19	0.05
Net realized and unrealized gains (losses) on investments	(2.31)	0.68	0.36
Total from investment operations	(2.01)	0.87	0.41
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.06)
Net asset value, end of period	$18.83	$21.03	$20.35
Total return[2]	(9.60)%	4.30%	2.04%
Ratios to average net assets (annualized)
Gross expenses	2.09%	2.35%	3.01%
Net expenses	0.88% *	1.46% *	1.50%
Net investment income	1.47%	0.93%	0.78%
Supplemental data
Portfolio turnover rate	31%	77%	32%
Net assets, end of period (000s omitted)	$947	$1,051	$1,017

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended June 30, 2022	0.62%
Year ended June 30, 2021	0.04%

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Municipal Sustainability Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2022	2021	2020 [1]
Net asset value, beginning of period	$21.03	$20.35	$20.00
Net investment income	0.39	0.41	0.13 [2]
Net realized and unrealized gains (losses) on investments	(2.29)	0.68	0.35
Total from investment operations	(1.90)	1.09	0.48
Distributions to shareholders from
Net investment income	(0.40)	(0.41)	(0.13)
Net asset value, end of period	$18.73	$21.03	$20.35
Total return[3]	(9.16)%	5.41%	2.39%
Ratios to average net assets (annualized)
Gross expenses	0.96%	1.48%	1.88%
Net expenses	0.40%	0.40%	0.40%
Net investment income	1.95%	1.99%	1.87%
Supplemental data
Portfolio turnover rate	31%	77%	32%
Net assets, end of period (000s omitted)	$19,929	$22,082	$21,367

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Sustainability Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020 [1]
Net asset value, beginning of period	$21.03	$20.35	$20.00
Net investment income	0.35	0.37	0.11
Net realized and unrealized gains (losses) on investments	(2.29)	0.68	0.35
Total from investment operations	(1.94)	1.05	0.46
Distributions to shareholders from
Net investment income	(0.36)	(0.37)	(0.11)
Net asset value, end of period	$18.73	$21.03	$20.35
Total return[2]	(9.34)%	5.20%	2.32%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.77%	2.20%
Net expenses	0.60%	0.60%	0.60%
Net investment income	1.75%	1.80%	1.67%
Supplemental data
Portfolio turnover rate	31%	77%	32%
Net assets, end of period (000s omitted)	$1,089	$1,192	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Municipal Sustainability Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020 [1]
Net asset value, beginning of period	$21.03	$20.35	$20.00
Net investment income	0.39	0.40	0.12
Net realized and unrealized gains (losses) on investments	(2.30)	0.68	0.35
Total from investment operations	(1.91)	1.08	0.47
Distributions to shareholders from
Net investment income	(0.39)	(0.40)	(0.12)
Net asset value, end of period	$18.73	$21.03	$20.35
Total return[2]	(9.20)%	5.36%	2.37%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.52%	1.93%
Net expenses	0.45%	0.45%	0.45%
Net investment income	1.90%	1.94%	1.82%
Supplemental data
Portfolio turnover rate	31%	77%	32%
Net assets, end of period (000s omitted)	$2,474	$1,169	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Municipal Sustainability Fund  |  25

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Municipal Sustainability Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

26  |  Allspring Municipal Sustainability Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $28,149,879 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 36,271
Gross unrealized losses	(1,439,272)
Net unrealized losses	$(1,403,001)
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(2,293)	$2,293
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $445,796 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Municipal Sustainability Fund  |  27

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 25,089,500	$0	$ 25,089,500
Short-term investments
Investment companies	1,657,378	0	0	1,657,378
Total assets	$1,657,378	$25,089,500	$0	$26,746,878
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring

28  |  Allspring Municipal Sustainability Fund

Notes to financial statements
Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses.  When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses.  Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses.  Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended June 30, 2022.  These voluntary class-level waivers may be discontinued at any time.  As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.75%
Class C	1.50
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended June 30, 2022.

Allspring Municipal Sustainability Fund  |  29

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $10,520,801 and $8,058,650, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $518,434 and $499,140 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Capital loss carryforward
$(1,403,001)	$(445,796)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Allspring Municipal Sustainability Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Municipal Sustainability Fund (formerly, Wells Fargo Municipal Sustainability Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from February 28, 2020 (commencement of operations) to June 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the two-year period then ended and the period from February 28, 2020 to June 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

Allspring Municipal Sustainability Fund  |  31

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Allspring Municipal Sustainability Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Municipal Sustainability Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Allspring Municipal Sustainability Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Municipal Sustainability Fund  |  35

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36  |  Allspring Municipal Sustainability Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00664 08-22
A297/AR297 06-22

Annual Report
June 30, 2022
Allspring
Pennsylvania Tax-Free Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Pennsylvania Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Pennsylvania Tax-Free Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Pennsylvania Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Pennsylvania Tax-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin, Robert J. Miller
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKVAX)	12-27-1990	-12.42	0.24	1.85	-8.32	1.16	2.32	0.94	0.74
Class C (EKVCX)	2-1-1993	-10.03	0.40	1.71	-9.03	0.40	1.71	1.69	1.49
Institutional Class (EKVYX)	11-24-1997	–	–	–	-8.10	1.42	2.58	0.61	0.49
Bloomberg Municipal Bond Index[3]	–	–	–	–	-8.57	1.51	2.38	–	–
Bloomberg Pennsylvania Municipal Bond Index[4]	–	–	–	–	-8.98	1.75	2.65	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, and 0.49% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[4]	The Bloomberg Pennsylvania Municipal Bond Index is a Pennsylvania-specific total return index. The index is composed of Pennsylvania bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Pennsylvania municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6  |  Allspring Pennsylvania Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond Index and Bloomberg Pennsylvania Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Pennsylvania Tax-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed both the Bloomberg Municipal Bond Index and the Bloomberg Pennsylvania Municipal Bond Index for the 12-month period that ended June 30, 2022.
■	The Fund’s conservative duration positioning and yield-curve positioning contributed strongly to performance as rates increased across the entire yield curve during the period in response to the U.S. Federal Reserve’s (Fed) monetary tightening policy. We were underweight longer-term bonds, which strongly underperformed. We were underweight shorter-term bonds, which outperformed, but our selection was strong.
■	The Fund’s broad sector allocation and security selection contributed to performance. We were slightly underweight general obligation (GO) bonds, which outperformed the index. We were slightly overweight revenue bonds, which underperformed. However, our strong research-driven security selection process ultimately helped offset this sector’s negative performance. Specifically, we were underweight the transportation sector, which underperformed, and overweight the education sector, which outperformed.
■	Credit quality was neutral to performance. We were overweight BBB-rated bonds, which outperformed the benchmark index. We were underweight A-rated bonds, which essentially performed in line with the benchmark index, although we had strong security selection within this category.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory,” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future monetary policy actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Allspring Pennsylvania Tax-Free Fund

Performance highlights (unaudited)
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75% as the Fed attempts to curb record-high inflation while avoiding recession.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal bond investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors may return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
The State of Pennsylvania offers municipal bond investing opportunities.
The Commonwealth of Pennsylvania is rated Aa3 (stable) and A+ (stable) by Moody’s Investors Service, Inc., and Standard & Poor’s Financial Services LLC, respectively. Pennsylvania is the sixth-largest state by population and by gross domestic product. Pennsylvania’s economy is diversified and stable in the health care and higher education sectors, primarily in the cities of Philadelphia and Pittsburgh. We note, however, that the state’s population, revenue, and employment growth have historically lagged national growth averages. The outbreak of COVID-19, the corresponding business closures, and other mitigation efforts had a significant impact on Pennsylvania’s economy and finances. Since then, while the state’s economy and finances have rebounded significantly, aided primarily by federal COVID-19 relief dollars, the state’s recovery continues to lag that of the nation. The current unemployment rate of 4.6% (as of May 31, 2022) remains higher than the nation’s 3.6% average for the same period. Pennsylvania has historically had a very small rainy-day fund. Positively, the commonwealth ended fiscal-year 2022 (on June 30) with total general fund revenues of $48.1 billion, which is 13.2% above budgeted projections.
Duration and yield-curve positioning, security selection, and sector allocation contributed to performance, while credit quality was neutral.
We maintained a shorter duration position relative to the Fund’s relative to the Bloomberg Municipal Bond Index, which, along with yield-curve positioning, led to outperformance as the Fed continued to move forward with rate increases. Shorter-duration bonds strongly outperformed longer-duration bonds during this monetary tightening cycle. We were underweight bonds in the 6- to 17-year part of the curve, which offered the best risk-adjusted return. Additionally, strong security selection in this category aided performance.
Sector allocation and security selection also contributed to performance. We maintained an overall modest underweight to GO with an overweight to local GO and an underweight to state GO. We had a modest overweight to revenue bonds. Our overweight to local GO helped performance as this sector outperformed and our security selection aided portfolio performance. We were strongly overweight revenue bonds in the education sector, which outperformed. We were slightly underweight the hospital sector, which underperformed. Our allocation to transportation was considerably underweight the benchmark allocation, which underperformed.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit allocation was neutral to performance. We were underweight A-rated bonds compared with the Bloomberg Municipal Bond Index. This category essentially performed in

Allspring Pennsylvania Tax-Free Fund  |  9

Performance highlights (unaudited)
line with the Bloomberg Municipal Bond Index. We were overweight BBB-rated bonds, which outperformed the index. We were about market weight in AA and our security selection in this category contributed to performance. Our overweight to non-investment-grade bonds contributed to performance, as they outperformed the overall benchmark index return.
Some of the better-performing bonds for the year were Chester Upland School District and the Philadelphia PA Authority for Industrial Development – West Philadelphia Achievement Elementary School. These fall into sectors and rating categories that outperformed. Pennsylvania State Turnpike Revenue (subordinate) bonds and Allegheny Health Network Obligated Group Revenue bonds both underperformed. The transportation and hospital sectors both underperformed. Additionally, Allegheny Health Network Obligated Group has a coupon structure and duration that also contributed to underperformance.
Monetary tightening policy and persistently high inflation have been driving performance. We believe issue selection and yield-curve positioning will be a key driver in state-specific funds.
We believe the Fed will continue its monetary tightening policy well into the second half of calendar-year 2022, and we are looking for signs of a slowing national economy. Pennsylvania’s economy typically lags the national economy. We are looking to remain conservatively positioned relative to the benchmark duration, although we may look to increase duration modestly as we monitor the impact of inflation and monetary tightening. We believe that most municipalities will continue to see improvements in the near term given federal stimulus resulting from the COVID-19 pandemic. We continue to look for value in lower-credit-quality investment-grade names while opportunistically buying higher-grade names at attractive levels. The threat of a slowing economy could affect our sector allocation decisions as we look to move into areas that will be less affected by recessionary pressures. We will monitor the economy and interest rates, with a specific focus on the technical market and fundamental credit quality, to adjust duration, yield-curve positioning, credit quality, and sector allocations over the next year.

10  |  Allspring Pennsylvania Tax-Free Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 912.44	$3.51	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class C
Actual	$1,000.00	$ 908.66	$7.05	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Institutional Class
Actual	$1,000.00	$ 913.56	$2.32	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Pennsylvania Tax-Free Fund  |  11

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 98.82%
Guam: 0.94%
Airport revenue: 0.54%
Guam Port Authority AMT Series B	5.00%	7-1-2032	$ 550,000	$ 587,798
Tax revenue: 0.40%
Guam Government Business Privilege Tax Revenue Refunding Bonds Series F	4.00	1-1-2042	500,000	441,147
				1,028,945
Illinois: 0.28%
Miscellaneous revenue: 0.28%
Chicago IL Special Assessment Improvement Bonds Refunding Series 2022	2.27	12-1-2024	315,000	301,938
New Jersey: 0.30%
Tax revenue: 0.30%
New Jersey COVID-19 Emergency Series A	5.00	6-1-2027	300,000	330,770
Pennsylvania: 97.30%
Airport revenue: 3.43%
Allegheny County PA Airport Authority Pittsburgh International Airport Series A	5.00	1-1-2051	1,500,000	1,561,366
Philadelphia PA Airport Refunding Bond AMT Series A	5.00	6-15-2030	1,500,000	1,562,312
Philadelphia PA Airport Revenue Refunding Bonds Series 2015A	5.00	6-15-2026	580,000	612,887
				3,736,565
Education revenue: 22.87%
Allegheny County PA Higher Education Building Authority Duquesne University Series A	4.00	3-1-2040	1,500,000	1,444,836
Allegheny County PA Higher Education Robert Morris University	5.00	10-15-2037	750,000	753,864
Chester County PA IDA Avon Grove Charter School Project Refunding Bond Series A	5.00	12-15-2047	1,160,000	1,165,528
Chester County PA IDA Collegium Charter School Project Refunding Bond Series A	5.00	10-15-2022	375,000	376,497
Chester County PA IDA Collegium Charter School Project Series A	5.13	10-15-2037	1,000,000	1,013,229
Chester County PA IDA Renaissance Academy Charter School Project	3.75	10-1-2024	375,000	379,306
Cumberland County PA Municipal Authority Revenue Bonds Series 2016	5.00	5-1-2032	940,000	1,013,716
Delaware County PA Neumann University Bond	5.00	10-1-2039	250,000	252,700
Huntingdon County PA AICUP Financing Program	5.00	10-1-2051	2,000,000	2,031,397
Latrobe PA IDA Seton Hall University	4.00	3-1-2051	800,000	638,904
Lehigh County PA General Purpose Authority Charter School Revenue Bonds Series 2022	4.00	6-1-2032	675,000	661,713
Lehigh County PA IDA Seven Generations Charter School	4.00	5-1-2051	750,000	572,273
Montgomery County PA Higher Education & Health Authority Arcadia University Refunding Bond	5.00	4-1-2030	1,500,000	1,551,702
Montgomery County PA IDA Germantown Academy Project	4.00	10-1-2041	450,000	407,441
Montgomery County PA IDA Germantown Academy Project	4.00	10-1-2046	225,000	196,579
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Montgomery County PA IDA Germantown Academy Project	4.00%	10-1-2051	$ 825,000	$ 703,753
Northeastern Pennsylvania Hospital & Education Authority Refunding Bond Wilkes University Project Series B	5.25	3-1-2037	1,000,000	1,033,571
Pennsylvania Higher Educational University Pennsylvania Ursinus College Project Series A	5.00	11-1-2026	500,000	526,036
Pennsylvania Higher Educational University Pennsylvania Ursinus College Project Series A	5.00	11-1-2027	300,000	317,118
Pennsylvania State University Refunding Bond Series B	5.00	9-1-2034	2,175,000	2,355,948
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	1,000,000	1,064,047
Philadelphia PA IDA Charter School Philadelphia Performing Arts 144A	5.00	6-15-2029	220,000	224,067
Philadelphia PA IDA Charter School Philadelphia Performing Arts 144A	5.00	6-15-2030	145,000	146,929
Philadelphia PA IDA Independence Charter School Project	5.00	6-15-2039	250,000	250,486
Philadelphia PA IDA La Salle University	5.00	5-1-2036	1,355,000	1,297,492
Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	1,000,000	1,031,908
Philadelphia PA IDA Temple University 1st Series 2016	5.00	4-1-2029	1,000,000	1,060,684
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project	7.50	5-1-2031	1,285,000	1,287,112
South Central Pennsylvania General Authority AICUP Financing Program York College	4.00	5-1-2032	330,000	327,587
South Central Pennsylvania General Authority AICUP Financing Program York College	4.00	5-1-2033	315,000	311,018
South Central Pennsylvania General Authority AICUP Financing Program York College	4.00	5-1-2034	550,000	540,677
				24,938,118
GO revenue: 19.44%
Blue Mountain PA School District Series B (AGM Insured)	4.00	8-1-2035	250,000	257,973
Blue Mountain PA School District Series B (AGM Insured)	4.00	8-1-2036	350,000	357,780
Blue Mountain PA School District Series B (AGM Insured)	4.00	8-1-2037	350,000	354,349
Blue Mountain PA School District Series B (AGM Insured)	4.00	8-1-2038	250,000	253,153
Central Dauphin PA School District	5.00	2-1-2037	2,075,000	2,222,019
Coatesville PA Area School District CAB Series C (BAM Insured) ¤	0.00	10-1-2033	1,000,000	613,068
Erie PA City School District Limited Tax Series A (AGM Insured)	5.00	4-1-2034	515,000	569,785
North Allegheny PA School District	5.00	5-1-2030	100,000	115,107
North Eastern Pennsylvania School District	5.00	5-1-2031	290,000	332,389
Oil City PA Series A (AGM Insured)	4.00	12-1-2039	315,000	318,982
Oil City PA Series A (AGM Insured)	4.00	12-1-2040	250,000	253,124
Oil City PA Series A (AGM Insured)	4.00	12-1-2041	250,000	252,320
Oil City PA Series A (AGM Insured)	4.00	12-1-2042	200,000	201,694
Parkland PA School District Series A	4.00	2-1-2029	300,000	323,654
Parkland PA School District Series B	4.00	2-1-2036	650,000	659,870
Penn-Delco School District	4.00	6-1-2045	1,000,000	1,001,402
Pequea Valley School District	4.00	5-15-2049	750,000	736,335
Philadelphia PA Refunding Bond Series A	5.25	7-15-2033	1,500,000	1,577,213
Philadelphia PA School District Refunding Bond Series A (AGM / FGIC Insured)	5.00	6-1-2024	1,325,000	1,395,847
Philadelphia PA School District Series B	5.00	9-1-2043	1,235,000	1,300,917
Philadelphia PA Series A	5.00	8-1-2036	1,250,000	1,342,058
Pittsburgh PA (BAM Insured)	5.00	9-1-2030	500,000	531,513
Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,445,000	1,536,698
The accompanying notes are an integral part of these financial statements.

Allspring Pennsylvania Tax-Free Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Reading PA School District Series A (AGM Insured)	5.00%	2-1-2033	$1,500,000	$ 1,592,330
West Mifflin PA Area School District (AGM Insured)	5.00	4-1-2028	1,000,000	1,099,587
West Shore PA School District	5.00	11-15-2048	1,500,000	1,622,656
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2027	100,000	110,381
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2028	120,000	134,192
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2029	50,000	56,650
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2030	70,000	79,364
				21,202,410
Health revenue: 22.17%
Allegheny County PA Hospital Development Authority Allegheny Health Network	4.00	4-1-2044	1,810,000	1,711,996
Allegheny County PA Hospital Development Authority Health Center Series B (NPFGC Insured)	6.00	7-1-2027	1,800,000	2,046,979
Allegheny County PA Hospital Development Authority Series 2017D-2 (SIFMA Municipal Swap +0.70%) ±	1.68	11-15-2047	1,000,000	996,891
Berks County PA IDA Tower Health Project	5.00	11-1-2037	930,000	879,436
Bucks County PA IDA St. Lukes University Health Network	4.00	8-15-2050	400,000	364,137
Cumberland County PA Municipal Authority	5.00	1-1-2028	265,000	283,262
Cumberland County PA Municipal Authority Revenue Bonds Lutheran Social Ministeries 2015	5.00	1-1-2028	640,000	684,104
Cumberland County PA Municipal Authority Revenue Bonds Lutheran Social Ministeries 2015	5.00	1-1-2028	1,185,000	1,223,012
Dauphin County PA General Authority Pinnacle Health System Project Series A	5.00	6-1-2035	1,000,000	1,035,936
Doylestown PA Hospital Authority Doylestown Hospital Series A	5.00	7-1-2049	250,000	231,241
East Hempfield Township PA IDA Willow Valley Communities Project Refunding Bond	5.00	12-1-2028	450,000	475,537
East Hempfield Township PA IDA Willow Valley Communities Project Refunding Bond	5.00	12-1-2029	375,000	394,943
Geisinger PA Health System Series A-1	4.00	4-1-2050	1,000,000	906,695
Lancaster County PA Hospital Authority St. Annes Retirement Community Incorporated	5.00	3-1-2045	500,000	462,929
Montgomery County PA Higher Education and Health Authority Thomas Jefferson University Revenue Bonds Series 2022B	5.00	5-1-2052	1,000,000	1,050,688
Montgomery County PA IDA ACTS Retirement Life Communities	5.00	11-15-2045	1,000,000	1,042,253
Montgomery County PA IDA Waverly Heights Limited Project	5.00	12-1-2044	1,000,000	1,056,059
Northampton County PA St. Luke's Hospital of Bethlehem Series A	5.00	8-15-2033	1,435,000	1,483,859
Pennsylvania EDFA Series A	5.00	10-15-2035	645,000	713,737
Pennsylvania EDFA Series A	5.00	10-15-2036	800,000	883,446
Pennsylvania EDFA Series A-1	4.00	4-15-2037	700,000	684,933
Pennsylvania Higher Educational University of Pennsylvania Health System Series A	5.00	8-15-2040	1,500,000	1,558,585
Pennsylvania Higher Educational University of Pennsylvania Health System Series A	5.00	8-15-2047	1,500,000	1,572,289
The Hospitals and Higher Education Facilities Authority of Philadelphia Revenue Bonds Series 2022 (AGM Insured)	5.00	7-1-2037	1,000,000	1,081,981
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
West Cornwall Township PA Municipal Authority Healthcare Facilities Lebanon Valley Brethren Home Project	4.00%	11-15-2022	$ 70,000	$ 70,206
West Cornwall Township PA Municipal Authority Healthcare Facilities Lebanon Valley Brethren Home Project	4.00	11-15-2023	75,000	75,781
West Cornwall Township PA Municipal Authority Healthcare Facilities Lebanon Valley Brethren Home Project	4.00	11-15-2041	370,000	347,610
West Cornwall Township PA Municipal Authority Healthcare Facilities Lebanon Valley Brethren Home Project	4.00	11-15-2046	525,000	479,112
Westmoreland County PA IDA Excela Health Project Series A	4.00	7-1-2037	400,000	374,393
				24,172,030
Housing revenue: 1.41%
Chester County PA IDA University Student Housing LLC Project Series A	5.00	8-1-2030	555,000	557,047
Pennsylvania Housing Finance Agency MFHR Sherman Hills Series 2022 (Department of Housing and Urban Development Insured)	1.25	2-1-2025	1,000,000	978,361
				1,535,408
Miscellaneous revenue: 16.32%
Delaware County PA Neumann University Refunding Bond	5.00	10-1-2031	1,500,000	1,523,673
Delaware County PA Vocational & Technical School Authority (BAM Insured)	5.25	11-1-2033	1,000,000	1,044,642
Delaware Valley Regional Finance Authority Local Government Series A (Ambac Insured)	5.50	8-1-2028	2,000,000	2,273,627
Delaware Valley Regional Finance Authority Local Government Series D (TD Bank NA LOC) ø	0.90	11-1-2055	3,000,000	3,000,000
Pennsylvania Certificate of Participation Series A	5.00	7-1-2038	1,000,000	1,090,041
Pennsylvania Commonwealth Financing Authority Refunding Bond Series B	5.00	6-1-2031	250,000	285,466
Pennsylvania EDFA Sewage Sludge Disposal Refunding Bond Philadelphia Bioslides Facility	4.00	1-1-2030	1,000,000	1,012,827
Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (NPFGC Insured) ¤	0.00	12-1-2022	1,200,000	1,189,986
Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (NPFGC Insured) ¤	0.00	12-1-2023	3,790,000	3,656,795
Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	540,000	602,409
Pennsylvania Public School Building Authority Chester Upland School District Project Series C (AGM Insured)	5.00	9-15-2026	875,000	877,183
Pennsylvania Public School Building Authority Harrisburg School District Project Series B-2 (BAM Insured)	5.00	12-1-2027	360,000	381,999
Philadelphia PA Industrial Philadelphia Museum of Art Energy Saving Program Series A	5.00	2-15-2038	785,000	854,475
				17,793,123
Tax revenue: 0.48%
Allentown PA Neighborhood Improvement Zone Development Authority Refunding Bond	5.00	5-1-2042	500,000	522,951
Transportation revenue: 5.44%
Delaware River PA Joint Toll Bridge Commission	5.00	7-1-2042	580,000	624,510
The accompanying notes are an integral part of these financial statements.

Allspring Pennsylvania Tax-Free Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Pennsylvania Turnpike Commission Series A-2	5.00%	12-1-2048	$2,000,000	$ 2,119,991
Pennsylvania Turnpike Commission Subordinate Bond Series A	5.50	12-1-2042	3,000,000	3,188,950
				5,933,451
Utilities revenue: 0.95%
Philadelphia PA Gas Works Revenue Fifteenth Series	5.00	8-1-2047	1,000,000	1,039,018
Water & sewer revenue: 4.79%
Capital Region Pennsylvania Water & Sewer System Refunding Bond	5.00	7-15-2037	1,000,000	1,097,756
Lehigh County PA General Purpose Authority CAB Allentown Project ¤	0.00	12-1-2030	2,000,000	1,454,541
Luzerne County PA IDA Refunding Bonds AMT Pennsylvania American Water Company Project	2.45	12-1-2039	500,000	473,204
Philadelphia PA Water & Wastewater Refunding Bond Series A	5.00	10-1-2038	2,000,000	2,196,046
				5,221,547
				106,094,621
Total Municipal obligations (Cost $111,280,882)				107,756,274

		Yield	Shares
Short-term investments: 0.34%
Investment companies: 0.34%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞		0.85	367,506	367,726
Total Short-term investments (Cost $367,689)				367,726
Total investments in securities (Cost $111,648,571)	99.16%			108,124,000
Other assets and liabilities, net	0.84			920,517
Total net assets	100.00%			$109,044,517

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

16  |  Allspring Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2022

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
EDFA	Economic Development Finance Authority
FGIC	Financial Guaranty Insurance Corporation
GO	General obligation
IDA	Industrial Development Authority
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
SIFMA	Securities Industry and Financial Markets Association
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$787,071	$43,485,422	$(43,905,624)	$820	$37	$367,726	367,506	$2,879
The accompanying notes are an integral part of these financial statements.

Allspring Pennsylvania Tax-Free Fund  |  17

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $111,280,882)	$ 107,756,274
Investments in affiliated securities, at value (cost $367,689)	367,726
Receivable for interest	1,210,046
Receivable for Fund shares sold	3,642
Prepaid expenses and other assets	17,131
Total assets	109,354,819
Liabilities
Payable for Fund shares redeemed	158,542
Dividends payable	98,520
Management fee payable	22,171
Administration fees payable	9,784
Distribution fee payable	2,297
Trustees’ fees and expenses payable	1,561
Accrued expenses and other liabilities	17,427
Total liabilities	310,302
Total net assets	$109,044,517
Net assets consist of
Paid-in capital	$ 113,166,624
Total distributable loss	(4,122,107)
Total net assets	$109,044,517
Computation of net asset value and offering price per share
Net assets – Class A	$ 34,755,231
Shares outstanding – Class A1	3,245,340
Net asset value per share – Class A	$10.71
Maximum offering price per share – Class A2	$11.21
Net assets – Class C	$ 3,679,081
Shares outstanding – Class C1	344,154
Net asset value per share – Class C	$10.69
Net assets – Institutional Class	$ 70,610,205
Shares outstanding – Institutional Class[1]	6,593,173
Net asset value per share – Institutional Class	$10.71
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Pennsylvania Tax-Free Fund

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 3,975,851
Income from affiliated securities	2,879
Total investment income	3,978,730
Expenses
Management fee	505,130
Administration fees
Class A	65,602
Class C	8,142
Institutional Class	64,154
Shareholder servicing fees
Class A	102,489
Class C	12,656
Distribution fee
Class C	37,934
Custody and accounting fees	9,072
Professional fees	54,809
Registration fees	44,831
Shareholder report expenses	23,824
Trustees’ fees and expenses	20,033
Other fees and expenses	9,260
Total expenses	957,936
Less: Fee waivers and/or expense reimbursements
Fund-level	(139,810)
Class A	(42,012)
Class C	(4,880)
Net expenses	771,234
Net investment income	3,207,496
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(545,701)
Affiliated securities	820
Futures contracts	5,764
Net realized losses on investments	(539,117)
Net change in unrealized gains (losses) on
Unaffiliated securities	(13,227,613)
Affiliated securities	37
Net change in unrealized gains (losses) on investments	(13,227,576)
Net realized and unrealized gains (losses) on investments	(13,766,693)
Net decrease in net assets resulting from operations	$(10,559,197)
The accompanying notes are an integral part of these financial statements.

Allspring Pennsylvania Tax-Free Fund  |  19

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 3,207,496		$ 3,565,698
Net realized gains (losses) on investments		(539,117)		671,328
Net change in unrealized gains (losses) on investments		(13,227,576)		1,724,132
Net increase (decrease) in net assets resulting from operations		(10,559,197)		5,961,158
Distributions to shareholders from
Net investment income and net realized gains
Class A		(988,899)		(1,075,690)
Class C		(83,574)		(132,697)
Institutional Class		(2,135,212)		(2,271,663)
Total distributions to shareholders		(3,207,685)		(3,480,050)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	521,913	6,192,904	320,556	3,801,618
Class C	7,149	81,001	28,621	340,569
Institutional Class	1,209,101	13,809,591	766,728	9,122,470
		20,083,496		13,264,657
Reinvestment of distributions
Class A	80,133	921,865	84,782	1,006,838
Class C	7,039	81,111	10,615	125,775
Institutional Class	83,220	955,668	84,467	1,003,170
		1,958,644		2,135,783
Payment for shares redeemed
Class A	(859,724)	(9,851,073)	(439,252)	(5,205,358)
Class C	(212,560)	(2,462,760)	(212,548)	(2,515,177)
Institutional Class	(1,544,113)	(17,311,128)	(866,403)	(10,302,242)
		(29,624,961)		(18,022,777)
Net decrease in net assets resulting from capital share transactions		(7,582,821)		(2,622,337)
Total decrease in net assets		(21,349,703)		(141,229)
Net assets
Beginning of period		130,394,220		130,535,449
End of period		$109,044,517		$130,394,220
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Pennsylvania Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.97	$11.75	$11.78	$11.48	$11.67
Net investment income	0.28	0.31	0.35	0.35	0.38
Net realized and unrealized gains (losses) on investments	(1.26)	0.22	(0.04)	0.32	(0.19)
Total from investment operations	(0.98)	0.53	0.31	0.67	0.19
Distributions to shareholders from
Net investment income	(0.28)	(0.31)	(0.34)	(0.34)	(0.38)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.28)	(0.31)	(0.34)	(0.37)	(0.38)
Net asset value, end of period	$10.71	$11.97	$11.75	$11.78	$11.48
Total return[1]	(8.32)%	4.52%	2.65%	6.00%	1.62%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.94%	0.97%	0.96%	0.91%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	2.41%	2.64%	2.92%	3.07%	3.25%
Supplemental data
Portfolio turnover rate	20%	21%	14%	9%	10%
Net assets, end of period (000s omitted)	$34,755	$41,945	$41,550	$41,255	$40,664

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Pennsylvania Tax-Free Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.95	$11.73	$11.76	$11.45	$11.65
Net investment income	0.19 [1]	0.22	0.27	0.26 [1]	0.29 [1]
Net realized and unrealized gains (losses) on investments	(1.26)	0.22	(0.05)	0.34	(0.20)
Total from investment operations	(1.07)	0.44	0.22	0.60	0.09
Distributions to shareholders from
Net investment income	(0.19)	(0.22)	(0.25)	(0.26)	(0.29)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.19)	(0.22)	(0.25)	(0.29)	(0.29)
Net asset value, end of period	$10.69	$11.95	$11.73	$11.76	$11.45
Total return[2]	(9.03)%	3.74%	1.89%	5.31%	0.77%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.68%	1.72%	1.70%	1.66%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income	1.64%	1.89%	2.23%	2.32%	2.50%
Supplemental data
Portfolio turnover rate	20%	21%	14%	9%	10%
Net assets, end of period (000s omitted)	$3,679	$6,485	$8,394	$8,768	$13,440

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Pennsylvania Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.97	$11.75	$11.78	$11.48	$11.67
Net investment income	0.31	0.34	0.38	0.38	0.40
Net realized and unrealized gains (losses) on investments	(1.26)	0.21	(0.04)	0.32	(0.18)
Total from investment operations	(0.95)	0.55	0.34	0.70	0.22
Distributions to shareholders from
Net investment income	(0.31)	(0.33)	(0.37)	(0.37)	(0.41)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.31)	(0.33)	(0.37)	(0.40)	(0.41)
Net asset value, end of period	$10.71	$11.97	$11.75	$11.78	$11.48
Total return	(8.10)%	4.78%	2.91%	6.27%	1.88%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.64%	0.62%	0.58%
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	2.66%	2.88%	3.18%	3.31%	3.50%
Supplemental data
Portfolio turnover rate	20%	21%	14%	9%	10%
Net assets, end of period (000s omitted)	$70,610	$81,964	$80,592	$79,128	$88,663
The accompanying notes are an integral part of these financial statements.

Allspring Pennsylvania Tax-Free Fund  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Pennsylvania Tax-Free Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

24  |  Allspring Pennsylvania Tax-Free Fund

Notes to financial statements
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $111,648,571 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 1,399,066
Gross unrealized losses	(4,923,637)
Net unrealized losses	$(3,524,571)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $389,612 in short-term capital losses and $210,294 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Pennsylvania Tax-Free Fund  |  25

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 107,756,274	$0	$ 107,756,274
Short-term investments
Investment companies	367,726	0	0	367,726
Total assets	$367,726	$107,756,274	$0	$108,124,000
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring

26  |  Allspring Pennsylvania Tax-Free Fund

Notes to financial statements
Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.74%
Class C	1.49
Institutional Class	0.49
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $886 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $3,000,000, $3,000,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.

Allspring Pennsylvania Tax-Free Fund  |  27

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $24,440,947 and $30,842,060, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended June 30, 2022, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $46,790 in short futures contracts during the year ended June 30, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $3,207,685 and $3,480,050 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$111,940	$(3,524,571)	$(599,906)
9. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Pennsylvania.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Allspring Pennsylvania Tax-Free Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Pennsylvania Tax-Free Fund (formerly, Wells Fargo Pennsylvania Tax-Free Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

Allspring Pennsylvania Tax-Free Fund  |  29

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring Pennsylvania Tax-Free Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Pennsylvania Tax-Free Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Pennsylvania Tax-Free Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Pennsylvania Tax-Free Fund  |  33

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

34  |  Allspring Pennsylvania Tax-Free Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00666 08-22
A255/AR255 06-22

Annual Report
June 30, 2022
Allspring
Short-Term Municipal Bond Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Short-Term Municipal Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

3  |  Allspring Short-Term Municipal Bond Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Short-Term Municipal Bond Fund  |  4

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

5  |  Allspring Short-Term Municipal Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce Johns, Nicholos Venditti
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WSMAX)	7-18-2008	-5.03	0.30	0.60	-3.09	0.71	0.80	0.77	0.63
Class C (WSSCX)	1-31-2003	-4.82	-0.05	0.20	-3.82	-0.05	0.20	1.52	1.38
Class R6 (WSSRX)[3]	7-31-2018	–	–	–	-2.82	0.98	1.06	0.39	0.35
Administrator Class (WSTMX)	7-30-2010	–	–	–	-3.08	0.73	0.81	0.71	0.60
Institutional Class (WSBIX)	3-31-2008	–	–	–	-2.86	0.94	1.04	0.44	0.40
Bloomberg 1-3 Year Composite Municipal Bond Index[4]	–	–	–	–	-2.35	0.99	0.98	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.63% for Class A, 1.38% for Class C, 0.35% for Class R6, 0.60% for Administrator Class, and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Bloomberg 1-Year Municipal Bond Index and 50% in the Bloomberg 3-Year Municipal Bond Index. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

7  |  Allspring Short-Term Municipal Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Allspring Short-Term Municipal Bond Fund  |  8

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2022.
■	Credit-quality positioning detracted from performance as the Fund maintained an overweight allocation to lower-quality bonds, which underperformed, while being underweight higher-quality investment-grade credits. The barbell yield-curve positioning also detracted from performance as our overweight to long-dated bonds underperformed.
■	The Fund shortened its duration through the second half of 2021, which contributed to performance. An overweight allocation to the housing and transportation sectors contributed to relative performance. Security selection also added to performance versus the benchmark.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world was giving way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory,” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future monetary policy actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75%, as the U.S. Federal Reserve (Fed) attempts to curb record-high inflation while avoiding recession.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg

9  |  Allspring Short-Term Municipal Bond Fund

Performance highlights (unaudited)
Municipal Bond Index* fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal bond investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors may return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
The Fed’s decision to aggressively raise rates in response to historic levels of inflation has been the largest influencer of Fund performance in the past 12 months. We believe the Fed will continue its monetary tightening policy well into the second half of 2022 and beyond. While employment remains strong and inflation remains high, the Fed must remain ready to act in order to maintain price stability. Fund performance was hurt by credit spread widening over the past 12 months as lower-rated bonds have underperformed. Longer term, we remain cognizant of the potential risks of rising interest rates and a slowing economy and maintain our relative-value, buy-and-hold investment approach, which should benefit the Fund over the economic cycle.
Duration, sector allocation, and security selection drove performance, while individual yield curve and credit quality detracted.
The Fund was modestly short duration to the index at the end of the period, which contributed to relative performance as rates increased along the yield curve. The barbell yield-curve positioning detracted from relative performance as outperformance of short-term maturities was unable to outweigh the underperformance of longer-dated bonds. The massive outflow cycle thus far in 2022 has driven credit spreads substantially wider. This may present an opportunity to buy bonds at good relative values later in the year. Lower-quality investment-grade bonds (A-rated and BBB-rated), which we are overweight, underperformed relative to higher-quality investment-grade bonds (AAA-rated and AA-rated), which we are underweight, which detracted from relative performance. Our sector allocation in revenue bonds within transportation and housing contributed to performance. Individual security selection contributed to relative performance in both outperforming and underperforming sectors and benefited the fund in multiple areas.
Notable positions that added to performance included Chicago, IL O’Hare Airport bonds, University of Washington revenue bonds, and the Metropolitan Transportation Authority Revenue, New York. Notable underperformers included our holdings of New York City LaGuardia Airport bonds, which was the #1-performing bond in fiscal-year 2021; Kentucky Inc. Public Energy Authority bonds; and the Wisconsin Health and Education Facilities Authority Bonds-Marshfield Clinic. The long-term expectation on these bonds would be to recover in pricing as they roll down the curve toward maturity as credit quality is strong. As the market bounces back from the drawdown, these bonds should strengthen over the second half of the year.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We expect long-term interest rates to increase as employment and GDP growth hold on to gains from last year’s growth, but future interest rate increases will depend on inflation and recessionary expectations.
Fundamental credit factors remain strong in the municipal bond market as municipal credit is the strongest it has been in decades. While we anticipate further Fed rate increases in order to combat higher-than-average inflation, these actions should only modestly affect municipal credit quality. We believe the Fed will continue its monetary tightening policy well into the second half of 2022 and target a terminal federal funds rate near 3.5%.
During the second half of 2022, we will continue our modestly short duration positioning while looking for opportunities to tactically extend duration relative to the benchmark. We will let the barbell yield-curve positioning roll

*	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index

Allspring Short-Term Municipal Bond Fund  |  10

Performance highlights (unaudited)
down the curve to a key rate structure positioning in 2- to 4-year bonds to deploy more capital at higher yields. We will continue our overweight bias to lower-quality investment-grade bonds in the revenue and local general obligation sectors in an issuer-dependent manner, pursuant to our research process. We may add higher-quality bonds in the AAA-rated and AA-rated credit tiers as opportunities arise in cash flow notes, floating-rate notes, and corporate-backed gas bonds. Supply increases are possible as issuers that have been on the idle since the pandemic begin coming back to the market. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see whether any changes are warranted in duration, yield-curve positioning, credit quality, and sector allocations over the next year.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

11  |  Allspring Short-Term Municipal Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 970.16	$3.08	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%
Class C
Actual	$1,000.00	$ 966.54	$6.73	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Class R6
Actual	$1,000.00	$ 971.57	$1.71	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$1.76	0.35%
Administrator Class
Actual	$1,000.00	$ 970.56	$2.93	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 971.33	$1.96	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Short-Term Municipal Bond Fund  |  12

Portfolio of investments—June 30, 2022

	Principal	Value
Closed end municipal bond fund obligations: 1.20%
California: 0.71%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (144 shares) 1.41% 144Aø	$14,400,000	$ 14,400,000
Other: 0.49%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (10,000 shares) 1.41% 144Aø	10,000,000	10,000,000
Total Closed end municipal bond fund obligations (Cost $24,400,000)		24,400,000

	Interest rate	Maturity date
Municipal obligations: 99.09%
Alabama: 3.45%
Airport revenue: 0.10%
Birmingham AL Airport Authority Series 2020 (BAM Insured)	5.00%	7-1-2023	475,000	489,447
Birmingham AL Airport Authority Series 2020 (BAM Insured)	5.00	7-1-2026	900,000	982,827
Birmingham AL Airport Authority Series 2020 (BAM Insured)	5.00	7-1-2027	500,000	553,664
				2,025,938
Industrial development revenue: 0.45%
Mobile AL Industrial Development Board Alabama Power Company Barry Plant Project Series A	1.00	6-1-2034	8,500,000	8,094,826
Selma AL Industrial Development Board Refunding Bonds Gulf Opportunity Zone International Paper Company	2.00	11-1-2033	1,000,000	975,605
				9,070,431
Utilities revenue: 2.90%
Black Belt Energy Gas District Gas Supply Project #7 Series C-1	4.00	12-1-2025	1,500,000	1,526,999
Black Belt Energy Gas District Gas Supply Project Series 2017A (Royal Bank of Canada LIQ)	4.00	8-1-2047	3,880,000	3,880,000
Black Belt Energy Gas District Gas Supply Project Series 2022D-1%%	4.00	7-1-2052	3,500,000	3,603,749
Black Belt Energy Gas District Gas Supply Project Series A	4.00	12-1-2048	8,000,000	8,139,454
Black Belt Energy Gas District Series 2021C-1	4.00	10-1-2052	3,900,000	3,947,212
Black Belt Energy Gas District Series A	4.00	6-1-2024	3,640,000	3,697,457
Chatom AL Industrial Development Board Alabama Electric Series A (National Rural Utilities Cooperative Finance SPA) ø	0.50	8-1-2037	12,000,000	12,000,000
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series 2020 (AGM Insured)	5.00	8-1-2024	985,000	1,039,409
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series 2020 (AGM Insured)	5.00	8-1-2025	425,000	457,032
The accompanying notes are an integral part of these financial statements.

13  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series 2020 (AGM Insured)	5.00%	8-1-2026	$ 500,000	$ 546,180
Southeast Alabama Gas Supply District Project #2 Series 2018A	4.00	6-1-2049	20,060,000	20,256,700
				59,094,192
				70,190,561
Alaska: 0.56%
Airport revenue: 0.20%
Alaska International Airports System Revenue Refunding Bonds Series 2021C	5.00	10-1-2026	3,000,000	3,248,475
Alaska International Airports System Revenue Refunding Bonds Series 2021C	5.00	10-1-2028	775,000	851,844
				4,100,319
Health revenue: 0.21%
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2023	600,000	621,603
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2024	750,000	787,233
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2025	1,310,000	1,391,633
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2026	1,385,000	1,489,973
				4,290,442
Miscellaneous revenue: 0.15%
Alaska Municipal Bond Bank Refunding Bond Series 2020-1	5.00	12-1-2025	1,470,000	1,595,007
Alaska Municipal Bond Bank Refunding Bond Series 2020-1	5.00	12-1-2026	1,350,000	1,485,733
				3,080,740
				11,471,501
Arizona: 4.20%
Education revenue: 0.85%
Arizona IDA Education Facility Revenue Bonds Series 2021B	5.00	7-1-2027	170,000	176,421
Arizona IDA Education Facility Revenue Bonds Series 2021B	5.00	7-1-2028	175,000	180,939
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2862 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	1.11	12-15-2047	17,000,000	17,000,000
				17,357,360
GO revenue: 0.14%
Vistancia AZ Community Facilities District GO Series 2020 (BAM Insured)	3.00	7-15-2022	700,000	700,333
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  14

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Vistancia AZ Community Facilities District GO Series 2020 (BAM Insured)	4.00%	7-15-2024	$ 1,150,000	$ 1,191,989
Vistancia AZ Community Facilities District GO Series 2020 (BAM Insured)	4.00	7-15-2026	900,000	951,719
				2,844,041
Health revenue: 0.85%
Arizona Health Facilities Authority Banner Health Series B (SIFMA Municipal Swap +0.25%) ±	1.23	1-1-2046	4,000,000	3,890,026
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.57%) ±	1.48	1-1-2035	4,570,000	4,541,140
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.80%) ±	1.78	9-1-2048	9,000,000	8,970,174
				17,401,340
Industrial development revenue: 2.23%
Chandler AZ IDA Intel Corporation Project	2.40	12-1-2035	32,885,000	32,974,585
Chandler AZ IDA Intel Corporation Project	2.70	12-1-2037	1,175,000	1,182,040
Chandler AZ IDA Intel Corporation Project	5.00	6-1-2049	4,920,000	5,148,847
Phoenix AZ IDA Various Republic Services Incorporated Projects	2.00	12-1-2035	6,000,000	5,999,351
				45,304,823
Miscellaneous revenue: 0.13%
Phoenix AZ Civic Improvement Corporation Senior Lien Airport Revenue Refunding Bonds Series 2013	5.00	7-1-2028	2,500,000	2,551,802
				85,459,366
Arkansas: 0.19%
Health revenue: 0.07%
Batesville AR Public Facilities Board Hospital Series 2020	5.00	6-1-2025	1,385,000	1,454,867
Housing revenue: 0.10%
Arkansas Development Finance Authority MFHR Cottages Apartments (Department of Housing and Urban Development Insured)	1.25	12-1-2024	2,000,000	1,968,065
Tax revenue: 0.02%
Cabot AR Sales Tax & Improvement Series B	5.00	12-1-2028	435,000	491,947
				3,914,879
California: 4.38%
Airport revenue: 0.13%
Los Angeles CA Department Airports AMT Subordinate Bond Series D	5.00	5-15-2027	2,500,000	2,758,221
GO revenue: 0.33%
Kern Community College District CAB BAN ¤	0.00	8-1-2023	7,000,000	6,791,051
Health revenue: 0.14%
California CDA Series 2020A	5.00	4-1-2026	570,000	614,595
California CDA Series 2020A	5.00	4-1-2027	845,000	916,493
Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) €	1.50	11-1-2036	950,000	950,000
The accompanying notes are an integral part of these financial statements.

15  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Washington Township Health Care District Revenue Refunding Bonds Series 2020A	5.00%	7-1-2024	$ 200,000	$ 208,712
Washington Township Health Care District Revenue Refunding Bonds Series 2020A	5.00	7-1-2025	200,000	212,065
				2,901,865
Housing revenue: 0.12%
Tender Option Bond Trust Receipts/Certificates Series 2020-MIZ9012 (Mizuho Capital Markets LLC LIQ) 144Aø	1.16	10-1-2036	2,355,000	2,355,000
Miscellaneous revenue: 0.41%
California Infrastructure and Economic Development Bank J Paul Getty Trust Series 2021-B2	3.00	10-1-2047	1,000,000	1,014,811
Ceres CA Financing Authority Water System Revenue Bond Series 2020	0.50	6-1-2050	7,400,000	7,379,225
				8,394,036
Tax revenue: 0.07%
Riverside County CA Public Financing Project Area #1 (BAM Insured)	5.00	10-1-2026	1,250,000	1,345,876
Transportation revenue: 2.15%
Bay Area Toll Authority Toll Bridge San Francisco Bay Area Series C (SIFMA Municipal Swap +0.45%) ±	1.43	4-1-2056	2,750,000	2,693,976
Bay Area Toll Authority Toll Bridge San Francisco Bay Area Series C-1 (SIFMA Municipal Swap +0.90%) ±	1.88	4-1-2045	25,500,000	25,530,189
Bay Area Toll Authority Toll Bridge San Francisco Bay Area Series D (SIFMA Municipal Swap +0.30%) ±	1.28	4-1-2056	16,000,000	15,468,182
				43,692,347
Utilities revenue: 0.27%
Lassen CA Municipal Utility District Certificate of Participation Series 2021	4.00	5-1-2024	400,000	409,442
Lassen CA Municipal Utility District Certificate of Participation Series 2021	4.00	5-1-2025	415,000	427,537
Lassen CA Municipal Utility District Certificate of Participation Series 2021	4.00	5-1-2026	435,000	449,944
Lassen CA Municipal Utility District Certificate of Participation Series 2021	4.00	5-1-2027	450,000	465,473
Lassen CA Municipal Utility District Certificate of Participation Series 2021	4.00	5-1-2028	470,000	484,115
Long Beach CA Bond Finance Authority Natural Gas Series B (3 Month LIBOR +1.43%) ±	2.38	11-15-2026	2,000,000	1,962,796
Vernon California Electric System Series A	5.00	8-1-2024	685,000	712,792
Vernon California Electric System Series A	5.00	8-1-2025	500,000	527,952
				5,440,051
Water & sewer revenue: 0.76%
California Department of Water Resources Central Valley Project Series AT (SIFMA Municipal Swap +0.37%) ±	1.35	12-1-2035	15,500,000	15,490,824
				89,169,271
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  16

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Colorado: 1.71%
Airport revenue: 0.05%
Denver CO City & County Department of Aviation Airport System Series A	5.00%	11-15-2024	$ 1,000,000	$ 1,010,469
Education revenue: 0.22%
University of Colorado Enterprise and Refunding Bond Series C	2.00	6-1-2054	2,000,000	1,973,002
University of Colorado Enterprise System Refunding Bond Series C3 Class A	2.00	6-1-2051	2,500,000	2,441,509
				4,414,511
GO revenue: 0.18%
Grand River CO Hospital District (AGM Insured) ##	5.00	12-1-2022	1,450,000	1,469,018
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2024	1,140,000	1,201,991
Sand Creek CO Metropolitan District GO Series 2020A (AGM Insured)	4.00	12-1-2024	550,000	571,742
Sand Creek CO Metropolitan District GO Series 2020A (AGM Insured)	4.00	12-1-2025	400,000	419,803
				3,662,554
Health revenue: 0.68%
Colorado Health Facilities Authority Hospital Adventhealth Obligated Group Series B	5.00	11-15-2049	900,000	991,496
Colorado Health Facilities Authority Hospital Adventhealth Obligated Group Series C	5.00	11-15-2036	3,165,000	3,486,102
Colorado Health Facilities Authority Improvement Christian Living	4.00	1-1-2025	325,000	320,087
Colorado HFA Catholic Health Initiatives Series 2015-XF2195 (Morgan Stanley Bank LIQ) 144Aø	1.05	10-1-2037	9,000,000	9,000,000
				13,797,685
Miscellaneous revenue: 0.40%
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	12-31-2023	1,285,000	1,321,787
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	12-31-2025	2,455,000	2,549,472
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	6-30-2026	4,050,000	4,218,396
				8,089,655
Tax revenue: 0.02%
Colorado Regional Transportation District Series 2020A & Series 2020B	4.00	7-15-2033	500,000	475,684
Transportation revenue: 0.13%
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2024	450,000	476,793
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2025	300,000	324,060
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2026	1,750,000	1,925,140
				2,725,993
Water & sewer revenue: 0.03%
Central Weld County CO Water District Series 2020 (AGM Insured)	5.00	12-1-2027	500,000	560,773
				34,737,324
The accompanying notes are an integral part of these financial statements.

17  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Connecticut: 2.10%
Education revenue: 0.51%
Connecticut HEFAR University of Hartford Series N	5.00%	7-1-2024	$ 120,000	$ 123,511
Connecticut HEFAR University of Hartford Series N	5.00	7-1-2025	140,000	145,430
Connecticut HEFAR Yale University Issue Series A	1.10	7-1-2048	7,000,000	6,954,749
Connecticut Higher Education Supplemental Loan Authority Loan Program Series A	3.60	11-15-2023	1,265,000	1,292,611
Connecticut Higher Education Supplemental Loan Authority Loan Program Series B	5.00	11-15-2024	250,000	262,795
Connecticut Higher Education Supplemental Loan Authority Loan Program Series B	5.00	11-15-2025	400,000	425,118
Connecticut Higher Education Supplemental Loan Authority Loan Program Series B	5.00	11-15-2026	585,000	627,087
Connecticut Higher Education Supplemental Loan Authority Loan Program Series D	5.00	11-15-2025	500,000	544,334
				10,375,635
GO revenue: 0.19%
Bridgeport CT GO Refunding Bond Series 2021C	5.00	2-15-2023	550,000	561,236
Bridgeport CT GO Refunding Bond Series 2021C	5.00	2-15-2026	1,325,000	1,438,295
Connecticut Series C	4.00	6-1-2025	1,000,000	1,046,984
Hamden CT GO Series 2020A (BAM Insured)	5.00	8-1-2026	710,000	772,708
				3,819,223
Health revenue: 0.54%
Connecticut HEFA Hartford Healthcare Series B1	5.00	7-1-2053	7,500,000	7,953,092
Connecticut HEFA Revenue Bond Stamford Hospital Issue Series M	5.00	7-1-2026	375,000	401,273
Connecticut HEFA Revenue Bond Stamford Hospital Issue Series M	5.00	7-1-2027	250,000	270,157
Connecticut HEFA Revenue Bond Stamford Hospital Issue Series M	5.00	7-1-2028	300,000	325,310
Connecticut HEFA Yale New Haven Health Series A	5.00	7-1-2028	1,975,000	2,063,963
				11,013,795
Housing revenue: 0.61%
Connecticut HFA Mortgage Finance Program Bonds Series A Subseries A-4 (SIFMA Municipal Swap +0.30%) ±	1.28	11-15-2050	12,500,000	12,357,198
Tax revenue: 0.25%
Connecticut Special Tax Obligation Transportation Infrastructure Purposes Series A	5.00	5-1-2026	1,200,000	1,318,320
Connecticut Special Tax Obligation Transportation Infrastructure Purposes Series A	5.00	5-1-2027	3,400,000	3,799,582
				5,117,902
				42,683,753
Delaware: 0.19%
Utilities revenue: 0.19%
Delaware EDA Gas Facilities Delmarva Power & Light Company Series A	1.05	1-1-2031	4,000,000	3,796,310
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  18

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
District of Columbia: 1.71%
Airport revenue: 0.99%
Metropolitan Washington DC Airports Authority Refunding Bond Series 2014A	3.00%	10-1-2022	$ 6,500,000	$ 6,522,446
Metropolitan Washington DC Airports Authority Series A	5.00	10-1-2024	3,450,000	3,479,277
Metropolitan Washington DC Airports Authority Series A	5.00	10-1-2026	1,180,000	1,285,109
Metropolitan Washington DC Airports Authority System Revenue Refunding AMT Series A	5.00	10-1-2025	6,320,000	6,782,617
Metropolitan Washington DC Airports Authority System Revenue Refunding Bonds Series 2021A	5.00	10-1-2027	1,000,000	1,101,215
Metropolitan Washington DC Airports Authority System Revenue Refunding Bonds Series 2021A	5.00	10-1-2028	1,000,000	1,108,091
				20,278,755
Housing revenue: 0.32%
District of Columbia HFA MFHR 1550 First Street Project	2.80	6-1-2039	4,000,000	4,002,191
District of Columbia HFA MFHR Strand Residences Project	1.45	2-1-2039	2,500,000	2,499,458
				6,501,649
Transportation revenue: 0.11%
Metropolitan Washington DC Transit Authority Series A	5.00	7-15-2025	2,000,000	2,165,996
Water & sewer revenue: 0.29%
District of Columbia Water and Sewer Authority Public Utility Subordinated Lien Bond Series C	1.75	10-1-2054	6,000,000	5,945,386
				34,891,786
Florida: 4.11%
Airport revenue: 0.72%
Broward County FL Airport System Series C	5.00	10-1-2022	2,000,000	2,015,174
Greater Orlando Aviation Authority Orlando Florida Airport Facilities Prerefunded Bond	5.00	10-1-2025	1,355,000	1,462,505
Greater Orlando Aviation Authority Orlando Florida Airport Facilities Unrefunded Bond	5.00	10-1-2025	645,000	690,554
Miami-Dade County FL Aviation Refunding Bonds Series 2014	5.00	10-1-2028	10,000,000	10,376,331
				14,544,564
Education revenue: 0.23%
Capital Projects Finance Authority Student Housing Refunding Bond Series 2020A-1	5.00	10-1-2024	500,000	514,358
Capital Projects Finance Authority Student Housing Refunding Bond Series 2020A-1	5.00	10-1-2025	1,000,000	1,035,572
Capital Projects Finance Authority Student Housing Refunding Bond Series 2020A-1	5.00	10-1-2026	1,000,000	1,038,180
Florida Higher Educational Facilities Financing Authority Educational Facilities Institute Technology	5.00	10-1-2025	500,000	526,884
Florida Higher Educational Facilities Financing Authority Educational Facilities Institute Technology	5.00	10-1-2026	750,000	797,940
Palm Beach County FL Educational Facilities Authority Revenue Bonds Series 2021	4.00	10-1-2026	250,000	254,796
The accompanying notes are an integral part of these financial statements.

19  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Palm Beach County FL Educational Facilities Authority Revenue Bonds Series 2021	4.00%	10-1-2027	$ 255,000	$ 259,301
Palm Beach County FL Educational Facilities Authority Revenue Bonds Series 2021	4.00	10-1-2028	270,000	273,090
				4,700,121
Health revenue: 0.43%
North Broward FL Hospital District Series B	5.00	1-1-2023	1,700,000	1,723,850
North Broward FL Hospital District Series B	5.00	1-1-2024	2,000,000	2,072,982
Pompano Beach FL Refunding Bond John Knox Village Project	3.25	9-1-2023	665,000	661,178
St. Johns County FL IDA Vicars Landing Project A	4.00	12-15-2022	115,000	114,855
St. Johns County FL IDA Vicars Landing Project A	4.00	12-15-2023	115,000	114,313
St. Johns County FL IDA Vicars Landing Project A	4.00	12-15-2024	145,000	143,073
St. Johns County FL IDA Vicars Landing Project A	4.00	12-15-2025	180,000	175,585
St. Johns County FL IDA Vicars Landing Project A	4.00	12-15-2026	185,000	178,275
St. Johns County FL IDA Vicars Landing Project A	4.00	12-15-2027	215,000	204,168
St. Johns County FL IDA Vicars Landing Project A	4.00	12-15-2028	200,000	186,787
Tender Option Bond Trust Receipts/Certificates 2020-XM0868 (JPMorgan Chase & Company LIQ) 144Aø	1.06	2-15-2026	3,225,000	3,225,000
				8,800,066
Housing revenue: 0.44%
Capital Trust Agency Florida College Park Towers Apartments Project (Department of Housing and Urban Development Insured)	1.25	5-1-2024	9,000,000	8,929,527
Miscellaneous revenue: 0.52%
Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	10,115,000	10,621,077
Resource recovery revenue: 0.09%
Lee County FL Solid Waste System Refunding Bond	5.00	10-1-2023	1,750,000	1,812,572
Tax revenue: 0.68%
Department of Environmental Protection Florida Forever Series A	5.00	7-1-2023	7,720,000	7,739,138
Leon County FL School District	4.00	9-1-2026	6,000,000	6,135,186
				13,874,324
Transportation revenue: 0.05%
Osceola County FL Transportation Improvement Osceola Parkway Series 2019A-1	5.00	10-1-2024	300,000	310,927
Osceola County FL Transportation Improvement Osceola Parkway Series 2019A-1	5.00	10-1-2026	735,000	775,656
				1,086,583
Utilities revenue: 0.04%
Orlando FL Commission Utility System Series B	1.25	10-1-2046	1,000,000	840,042
Water & sewer revenue: 0.91%
North Sumter County FL Sumter County Utility Dependent District Utility Revenue Bonds Series 2021 (AGM Insured)	5.00	10-1-2027	680,000	760,395
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  20

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
North Sumter County FL Sumter County Utility Dependent District Utility Revenue Bonds Series 2021 (AGM Insured)	5.00%	10-1-2028	$ 1,360,000	$ 1,538,318
Tohopekaliga Water Authority Florida Utility System Series 2020 144A	5.00	10-1-2025	14,160,000	15,412,667
Wildwood Utility Dependent District Utility South Sumter Utility Project (BAM Insured)	5.00	10-1-2026	200,000	219,748
Wildwood Utility Dependent District Utility South Sumter Utility Project (BAM Insured)	5.00	10-1-2027	200,000	222,712
Wildwood Utility Dependent District Utility South Sumter Utility Project (BAM Insured)	5.00	10-1-2028	250,000	280,642
				18,434,482
				83,643,358
Georgia: 2.81%
Health revenue: 0.05%
Cobb County GA Kennestone Hospital Authority Series 2020B	5.00	4-1-2026	1,000,000	1,074,555
Industrial development revenue: 0.26%
Savannah GA EDA PCR International Paper Company Project Series B	1.90	8-1-2024	4,250,000	4,176,359
Savannah GA EDA Recovery Zone Facility International	2.00	11-1-2033	1,000,000	975,605
				5,151,964
Utilities revenue: 2.50%
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	1.55	12-1-2049	4,000,000	3,995,752
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	22,050,000	22,096,005
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project M	5.00	1-1-2025	200,000	211,189
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project M	5.00	1-1-2026	300,000	321,960
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2023	250,000	253,716
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2024	400,000	416,089
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2025	1,000,000	1,052,242
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2018C (Royal Bank of Canada LIQ)	4.00	8-1-2048	6,225,000	6,350,591
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2021A	4.00	7-1-2052	1,000,000	1,025,295
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2021C	4.00	12-1-2026	1,100,000	1,118,155
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2021C	4.00	12-1-2027	1,215,000	1,230,516
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022	4.00	12-1-2027	4,000,000	4,051,080
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022A	4.00	12-1-2028	3,345,000	3,366,327
The accompanying notes are an integral part of these financial statements.

21  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Monroe County GA Development Authority PCR Georgia Power Company Plant Scherer Project First Series 2009	1.00%	7-1-2049	$ 2,500,000	$ 2,222,546
Monroe County GA Development Authority PCR Oglethorpe Power Corporation Scherer Project Series A	1.50	1-1-2039	1,500,000	1,437,579
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds Series 2021A (AGM Insured)	5.00	1-1-2027	165,000	179,287
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds Series 2021A (AGM Insured)	5.00	1-1-2028	200,000	219,486
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds Series 2022A (AGM Insured) %%	5.00	7-1-2027	300,000	327,843
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds Series 2022A (AGM Insured) %%	5.00	7-1-2028	300,000	330,165
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds Series 2022A (AGM Insured) %%	5.00	7-1-2029	600,000	664,326
				50,870,149
				57,096,668
Guam: 0.25%
Tax revenue: 0.08%
Government of Guam Business Privilege Series F	5.00	1-1-2028	500,000	526,226
Government of Guam Business Privilege Series F	5.00	1-1-2029	1,000,000	1,054,116
				1,580,342
Utilities revenue: 0.17%
Guam Power Authority Series A %%	5.00	10-1-2026	3,265,000	3,468,146
				5,048,488
Hawaii: 0.78%
GO revenue: 0.21%
Honolulu HI GO Bonds Series 2022A %%	5.00	11-1-2024	1,000,000	1,062,254
Honolulu HI GO Bonds Series 2022A %%	5.00	11-1-2025	3,000,000	3,254,905
				4,317,159
Miscellaneous revenue: 0.42%
Hawaii Department of Transportation Airports Division Series 2013	5.25	8-1-2025	1,945,000	1,997,276
Hawaii Department of Transportation Airports Division Series 2013	5.25	8-1-2026	6,350,000	6,503,238
				8,500,514
Utilities revenue: 0.15%
Hawaii Department of Budget & Finance Hawaiian Electric Company Series 2017A	3.10	5-1-2026	3,000,000	2,977,449
				15,795,122
Illinois: 8.32%
Airport revenue: 1.00%
Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2025	5,000,000	5,158,428
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  22

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Chicago IL O'Hare International Airport Refunding Bond Passenger Facility	5.00%	1-1-2023	$13,720,000	$ 13,757,978
Chicago IL O'Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2024	1,335,000	1,384,710
				20,301,116
Education revenue: 0.64%
Illinois Finance Authority Benedictine University Refunding Bond	5.00	10-1-2027	630,000	655,168
Illinois State University Auxiliary Facilities System Series A	5.00	4-1-2024	2,325,000	2,374,683
Illinois State University Auxiliary Facilities System Series A (AGM Insured)	5.00	4-1-2025	700,000	745,917
Illinois State University Auxiliary Facilities System Series B (AGM Insured)	5.00	4-1-2024	415,000	433,859
Southern Illinois University Board of Trustees Southern Illnois University Housing and Auxiliary Facilities System Series A (BAM Insured)	4.00	4-1-2026	825,000	855,689
Southern Illinois University Board of Trustees Southern Illnois University Housing and Auxiliary Facilities System Series A (BAM Insured)	4.00	4-1-2027	780,000	811,841
Southern Illinois University Board of Trustees Southern Illnois University Housing and Auxiliary Facilities System Series A (BAM Insured) %%	5.00	4-1-2027	400,000	433,548
Southern Illinois University Board of Trustees Southern Illnois University Housing and Auxiliary Facilities System Series A (BAM Insured) %%	5.00	4-1-2028	500,000	545,294
University of Illinois Refunding Bond Auxiliary Facilities Series A	5.00	4-1-2027	5,000,000	5,092,394
Western Illinois University Refunding Bond Auxiliary Facilities System (BAM Insured)	4.00	4-1-2024	1,000,000	1,029,021
				12,977,414
GO revenue: 2.41%
Boone, McHenry & DeKalb Counties IL Community Unit School District #100 GO Refunding School Bonds, Series 2021B	4.00	1-1-2027	4,525,000	4,766,727
Boone, McHenry & DeKalb Counties IL Community Unit School District #100 GO Refunding School Bonds, Series 2021B	4.00	1-1-2028	2,100,000	2,245,236
Chicago IL Board of Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2022	500,000	506,517
Chicago IL Board of Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2023	2,000,000	2,075,301
Chicago IL Board of Education Refunding Bond Series B	5.00	12-1-2030	2,250,000	2,362,727
Chicago IL GO Series 2021A	5.00	1-1-2027	3,935,000	4,161,351
Chicago IL GO Series 2021A	5.00	1-1-2028	3,000,000	3,186,928
Chicago IL Refunding Bond Series A	5.00	1-1-2026	5,000,000	5,241,684
Chicago IL Refunding Bonds Project Series 2015C	5.00	1-1-2023	1,450,000	1,473,696
Chicago IL Series A	5.00	1-1-2027	2,445,000	2,585,642
Chicago IL Unrefunded Balance Refunding Bonds Series C	5.00	1-1-2023	3,300,000	3,353,930
Cook County IL GO Refunding Bonds Series 2021A	5.00	11-15-2026	1,950,000	2,132,646
Cook County IL Refunding Bond Series A	5.00	11-15-2025	1,200,000	1,291,677
DeKalb County IL Community Unit School District Series B (AGM Insured) ¤	0.00	1-1-2025	3,235,000	3,001,573
Grundy, Kendall & Will Counties IL Community High School District #111 Minooka Refund Bond	4.00	5-1-2027	500,000	529,805
The accompanying notes are an integral part of these financial statements.

23  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Grundy, Kendall & Will Counties IL Community High School District #111 Minooka Refunding Bond	4.00%	5-1-2026	$ 635,000	$ 667,361
Illinois Series 2020	5.38	5-1-2023	1,000,000	1,023,394
Kane, Cook, DuPage, McHenry & DeKalb Counties IL Refunding Bond Series B	4.00	12-15-2026	960,000	1,021,701
Kane, Cook, DuPage, McHenry & DeKalb Counties IL Refunding Bond Series B	4.00	12-15-2027	795,000	851,067
Kendall, Kane & Will Counties IL Refunding Bond Series B ##	5.00	10-1-2022	1,660,000	1,673,804
Kendall, Kane & Will Counties IL Refunding Bond Series B	5.00	10-1-2023	825,000	855,014
Waukegan IL Series B (AGM Insured)	4.00	12-30-2023	500,000	513,552
Whiteside & Lee Counties IL Community Unit School District Series A (BAM Insured)	4.00	12-1-2024	1,490,000	1,548,901
Will County IL Community High School District #161	4.00	1-1-2024	2,000,000	2,055,769
				49,126,003
Health revenue: 0.65%
Illinios Finance Authority Revenue Refunding Bonds Series 2022	4.00	10-15-2026	465,000	456,018
Illinios Finance Authority Revenue Refunding Bonds Series 2022	4.00	10-15-2027	480,000	466,613
Illinois Finance Authority Health Services Facility Series 2020	5.00	10-1-2025	500,000	531,954
Illinois Finance Authority Health Services Facility Series 2020	5.00	10-1-2026	500,000	539,134
Illinois Finance Authority Presbyterian Homes Obligated Group Series B (SIFMA Municipal Swap +0.70%) ±	1.68	5-1-2042	2,250,000	2,173,250
Illinois Finance Authority Revenue Bonds Advocate Health Care Network	4.00	11-1-2030	3,600,000	3,711,559
Illinois Finance Authority Series 2020B-2	5.00	5-15-2050	4,000,000	4,309,980
Southwestern Illinois Development Authority Health Facility Memorial Group Incorporated	6.38	11-1-2023	1,035,000	1,072,687
				13,261,195
Housing revenue: 0.37%
Illinois Housing Development Authority (SIFMA Municipal Swap +1.00%)(FNMA LOC, FNMA LIQ) ±	1.98	5-15-2050	7,500,000	7,540,209
Miscellaneous revenue: 1.39%
Chicago IL Board of Education Refunding Bond Series B	4.00	12-1-2022	2,000,000	2,009,375
Chicago IL Board of Education Refunding Bond Series B	5.00	12-1-2024	2,270,000	2,338,312
Chicago IL Board of Education Refunding Bond Series B	5.00	12-1-2025	2,460,000	2,552,825
Chicago IL Special Assessment Improvement Bonds Series 2022	3.04	12-1-2028	270,000	245,756
Illinois Refunding Bond	5.00	2-1-2023	8,775,000	8,906,558
Illinois Series 2017D	5.00	11-1-2026	8,025,000	8,594,158
Illinois Series 2017D	5.00	11-1-2027	3,335,000	3,596,074
				28,243,058
Tax revenue: 1.68%
Hillside IL Refunding Bond Series 2018	5.00	1-1-2024	650,000	654,787
Huntley IL Special Service Area #6 Special Tax Refunding Bond (BAM Insured)	2.20	3-1-2024	797,000	797,628
Illinois Sales Tax Revenue Junior Obligation Series A	5.00	6-15-2023	5,825,000	5,957,878
Illinois Sales Tax Revenue Junior Obligation Series C	4.00	6-15-2025	4,000,000	4,103,646
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  24

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Illinois Sales Tax Revenue Refunding Bond Series C	4.00%	6-15-2023	$ 3,315,000	$ 3,359,887
Illinois Series 2013	5.00	6-15-2024	585,000	597,951
Illinois State Tax Revenue Junior Obligation Series D	5.00	6-15-2027	1,275,000	1,357,700
Macon County IL Decatur School District #61 Series 2020 C (AGM Insured)	4.00	1-1-2024	475,000	488,881
Macon County IL Decatur School District #61 Series 2020 C (AGM Insured)	4.00	1-1-2027	600,000	635,782
Metropolitan Pier & Exposition Authority McCormick Place Project Non-Callable Bond Series B	5.00	12-15-2022	7,000,000	7,084,778
Metropolitan Pier & Exposition Authority McCormick Place Project Refunding Bonds Series A	3.00	6-15-2025	2,000,000	1,970,628
Sales Tax Securitization Corporation Second Lien Series 2020A	5.00	1-1-2028	5,000,000	5,492,448
Village of Matteson IL GO Refunding Bonds Series 2021A (BAM Insured)	4.00	12-1-2025	500,000	523,086
Village of Matteson IL GO Refunding Bonds Series 2021A (BAM Insured)	4.00	12-1-2026	200,000	210,040
Village of Matteson IL GO Refunding Bonds Series 2021A (BAM Insured)	4.00	12-1-2027	300,000	316,297
Village of Matteson IL GO Refunding Bonds Series 2021A (BAM Insured)	4.00	12-1-2027	575,000	607,121
				34,158,538
Transportation revenue: 0.11%
Illinois Toll Highway Authority Senior Refunding Bond Series C	5.00	1-1-2027	2,050,000	2,269,324
Water & sewer revenue: 0.07%
Geneva IL Waterworks Sewage Alternate Revenue Source Series 2021	4.00	2-1-2027	450,000	475,398
Geneva IL Waterworks Sewage Alternate Revenue Source Series 2021	4.00	2-1-2028	280,000	295,940
Village of Matteson IL GO Refunding Bonds Series 2021A (BAM Insured)	4.00	12-1-2025	400,000	417,670
Waukegan Lake County IL First Lien Water & Sewer System Revenue Bonds Series 2020 (AGM Insured)	5.00	12-30-2027	280,000	311,609
				1,500,617
				169,377,474
Indiana: 1.28%
Health revenue: 0.74%
Indiana Finance Authority Deaconess Health System Series B (SIFMA Municipal Swap +0.30%) ±	1.21	3-1-2039	5,775,000	5,621,805
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2022	1,000,000	1,011,588
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2023	1,270,000	1,322,227
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2024	3,000,000	3,189,807
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2023	800,000	832,899
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2024	1,000,000	1,063,269
Indiana Finance Authority Parkview Health Series A	5.00	5-1-2023	1,010,000	1,036,527
The accompanying notes are an integral part of these financial statements.

25  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Indiana Finance Authority Senior Living Series A	5.00%	11-15-2022	$ 500,000	$ 502,271
Indiana Finance Authority Senior Living Series A	5.00	11-15-2023	500,000	507,863
				15,088,256
Miscellaneous revenue: 0.54%
Indianapolis Local Public Improvement Bond Series A	5.00	6-1-2026	3,000,000	3,255,304
Indianapolis Local Public Improvement Bond Series A	5.00	6-1-2027	6,000,000	6,603,826
Mishawaka RDA Lease Rental Revenue Bonds of 2021 (BAM Insured)	5.00	2-15-2027	1,025,000	1,133,688
				10,992,818
				26,081,074
Iowa: 0.72%
Education revenue: 0.11%
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00	12-1-2022	500,000	506,312
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00	12-1-2023	700,000	725,861
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00	12-1-2024	1,000,000	1,055,576
				2,287,749
GO revenue: 0.09%
Indianola IA GO Capital Loan Notes Series 2021	3.00	6-1-2027	855,000	873,350
Indianola IA GO Capital Loan Notes Series 2021	4.00	6-1-2028	880,000	945,140
				1,818,490
Utilities revenue: 0.52%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	10,000,000	10,499,009
				14,605,248
Kansas: 0.40%
Health revenue: 0.10%
Wichita KS Health Care Facilities Presbyterian Manors Incorporated	4.00	5-15-2024	1,015,000	1,004,565
Wichita KS Health Care Facilities Presbyterian Manors Incorporated	5.00	5-15-2025	1,055,000	1,062,478
				2,067,043
Housing revenue: 0.30%
Wichita KS Multifamily Housing Verandas at Crestview Series I	3.90	12-1-2024	5,900,000	6,008,207
				8,075,250
Kentucky: 3.38%
Education revenue: 0.08%
Columbia KY Educational Development Refunding Revenue Bonds Lindsey Wilson College Project Series 2021	4.00	12-1-2027	525,000	537,908
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  26

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Columbia KY Educational Development Refunding Revenue Bonds Lindsey Wilson College Project Series 2021	4.00%	12-1-2028	$ 545,000	$ 554,979
Kentucky Bond Development Corporation City of Danville Centre College Series 2021	4.00	6-1-2026	210,000	219,105
Kentucky Bond Development Corporation City of Danville Centre College Series 2021	4.00	6-1-2028	250,000	262,909
				1,574,901
Health revenue: 0.21%
Louisville & Jefferson Counties KY Metro Health System Revenue Norton Healthcare Incorporated Series C	5.00	10-1-2047	4,000,000	4,268,720
Housing revenue: 0.44%
Kentucky Housing Corporation MFHR City View Park Project	1.16	2-1-2023	9,000,000	8,998,201
Industrial development revenue: 0.13%
Boone County KY Poll Control Duke Energy Kentucky Incorporated Series A	3.70	8-1-2027	2,750,000	2,763,823
Miscellaneous revenue: 0.02%
Kentucky State University Certificate of Participation Series 2021 (BAM Insured)	5.00	11-1-2027	160,000	178,339
Kentucky State University Certificate of Participation Series 2021 (BAM Insured)	5.00	11-1-2028	200,000	225,340
				403,679
Unknown Revenue Source: 0.15%
Rural Water Financing Agency KY Public Projects Construction Series A	3.00	5-1-2024	3,000,000	3,001,555
Utilities revenue: 2.35%
Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	9,500,000	9,626,648
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	26,085,000	26,397,937
Louisville & Jefferson Counties KY Metro Government PCR Series B	1.35	11-1-2027	7,500,000	6,695,594
Trimble County KY PCR Bonds Louisville Gas and Electric Company Project Series 2016A	1.30	9-1-2044	6,000,000	5,040,914
				47,761,093
				68,771,972
Louisiana: 1.55%
Health revenue: 0.34%
Louisiana Public Facilities Authority Hospital Revenue Louisiana Children's Medical Center Project	5.00	6-1-2045	6,695,000	6,882,250
Industrial development revenue: 0.69%
St John Baptist Parish LA Marathon Oil Corporation Project	2.10	6-1-2037	14,450,000	13,972,834
The accompanying notes are an integral part of these financial statements.

27  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.30%
Louisiana Local Government Environmental Facilities and CDA Subordinated Lien Bond East Baton Rouge øø	0.88%	2-1-2046	$ 5,000,000	$ 4,555,936
Louisiana State GO Bonds Series A	5.00	2-1-2027	1,570,000	1,641,419
				6,197,355
Utilities revenue: 0.18%
Lafayette LA Refunding Bond	5.00	11-1-2023	3,680,000	3,722,885
Water & sewer revenue: 0.04%
East Baton Rouge LA Refunding Bonds Multi Modal Series A	1.30	2-1-2041	1,000,000	868,260
				31,643,584
Maine: 0.09%
Education revenue: 0.02%
Maine Finance Authority Supplemental Education Loan Program Class A Series A-1 (AGM Insured)	5.00	12-1-2025	425,000	454,094
Health revenue: 0.07%
Maine HEFAR Bonds Series 2020A	5.00	7-1-2025	255,000	275,475
Maine HEFAR Bonds Series 2020A	5.00	7-1-2025	545,000	580,776
Maine HEFAR Bonds Series 2020A	5.00	7-1-2026	500,000	539,119
				1,395,370
				1,849,464
Maryland: 2.00%
Housing revenue: 1.08%
Maryland CDA Department of Housing & Community Multifamily Development Overlook Manor Townhouses Series C	3.00	4-1-2024	5,000,000	5,032,269
Maryland CDA Department of Housing & Community Multifamily Development Windsor Valley III Apartments Series G (FHA Insured)	1.05	12-1-2023	11,000,000	10,774,768
Maryland CDA Department of Housing & Community Multifamily Development Woodside Gardens Series A 144A	1.33	1-1-2024	6,300,000	6,198,535
				22,005,572
Transportation revenue: 0.26%
Maryland Economic Development Corporation Private Activity Green Bond Purple Line Light Rail Transit Partners LLC Series A-P3	5.00	11-12-2028	5,000,000	5,261,332
Utilities revenue: 0.66%
Maryland Economic Development Corporation PCR Potomac Electric Power Company Project	1.70	9-1-2022	13,500,000	13,498,642
				40,765,546
Massachusetts: 2.53%
Education revenue: 0.12%
Massachusetts Development Finance Agency Lasell University Series 2021	4.00	7-1-2027	250,000	246,443
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  28

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Massachusetts Development Finance Agency Lasell University Series 2021	4.00%	7-1-2028	$ 330,000	$ 322,605
Massachusetts Development Finance Agency Springfield College Issue Series 2021A	5.00	6-1-2026	420,000	444,067
Massachusetts Development Finance Agency Springfield College Issue Series 2021A	5.00	6-1-2027	440,000	468,681
Massachusetts Educational Financing Authority AMT Issue K Series 2017A	5.00	7-1-2022	1,000,000	1,000,000
				2,481,796
Health revenue: 0.50%
Massachusetts Development Finance Agency Partners Healthcare System Series S-3 (SIFMA Municipal Swap +0.50%) ±	1.48	7-1-2038	5,000,000	4,978,947
Massachusetts Development Finance Agency Revenue Bonds Boston Medical Center Issue Series C	5.25	7-1-2027	1,850,000	1,854,673
Massachusetts Development Finance Agency Wellforce Issue Series C (AGM Insured)	5.00	10-1-2026	300,000	324,848
Massachusetts Development Finance Agency Wellforce Issue Series C (AGM Insured)	5.00	10-1-2027	410,000	448,785
Massachusetts Development Finance Authority Revenue Bonds Series 2019 T1 (SIFMA Municipal Swap +0.60%) 144A±	1.58	7-1-2049	2,600,000	2,581,283
				10,188,536
Miscellaneous revenue: 1.21%
Massachusetts Consolidated Loan Subordinate Bond Series D-2 øø	1.70	8-1-2043	24,550,000	24,554,242
Tax revenue: 0.12%
Massachusetts Bay Transportation Authority Series B Subseries B-1	5.00	7-1-2025	2,300,000	2,490,227
Transportation revenue: 0.58%
Massachusetts Department of Transportation Refunding Bond	5.00	1-1-2039	11,685,000	11,859,846
				51,574,647
Michigan: 2.23%
Education revenue: 0.10%
Board of Trustees of Northern Michigan University General Revenue Bonds Series 2018A	5.00	12-1-2027	640,000	715,734
Lake Superior State University Board of Trustees Series 2021 (AGM Insured)	4.00	11-15-2026	390,000	408,135
Lake Superior State University Board of Trustees Series 2021 (AGM Insured)	4.00	11-15-2027	405,000	423,877
Lake Superior State University Board of Trustees Series 2021 (AGM Insured)	4.00	11-15-2028	405,000	422,732
				1,970,478
The accompanying notes are an integral part of these financial statements.

29  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.03%
Clawson MI Public School Building and Site (Qualified School Board Loan Fund Insured)	4.00%	5-1-2026	$ 285,000	$ 300,517
Clawson MI Public School Building and Site (Qualified School Board Loan Fund Insured)	4.00	5-1-2028	300,000	318,212
				618,729
Health revenue: 0.98%
Kalamazoo MI Economic Development Corporation Series 2020B-2	2.63	5-15-2025	1,150,000	1,100,120
Michigan Finance Authority Bronson Healthcare Group Series B & C	3.75	11-15-2049	7,600,000	7,859,684
Michigan Finance Authority Hospital Beaumont Spectrum Series 2022B (SIFMA Municipal Swap +0.75%) ±	1.73	4-15-2047	10,500,000	10,499,983
Michigan Strategic Fund Limited Obligation Refunding Bond Holland Home Project	4.00	11-15-2024	580,000	575,466
				20,035,253
Industrial development revenue: 1.02%
Michigan Strategic Fund Limited Obligation Consumers Energy Company Project	1.80	10-1-2049	19,500,000	18,860,092
Michigan Strategic Fund Limited Obligation Revenue Graphic Packaging International LLC	4.00	10-1-2061	2,000,000	1,979,158
				20,839,250
Miscellaneous revenue: 0.10%
Michigan Finance Authority Local Government Loan Program Series 2014H-1	5.00	10-1-2022	815,000	817,258
Michigan Finance Authority Senior Lien Distributable State Aid Charter County of Wayne Criminal Justice Center Project	5.00	11-1-2022	1,150,000	1,162,649
				1,979,907
				45,443,617
Minnesota: 1.35%
Airport revenue: 0.06%
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2019B	5.00	1-1-2025	1,100,000	1,162,903
GO revenue: 0.09%
Hastings MN Independent School District #200 Series A (State School District Credit Program Insured) ¤	0.00	2-1-2023	815,000	807,335
Hastings MN Independent School District #200 Series A (State School District Credit Program Insured) ¤	0.00	2-1-2024	1,015,000	982,141
				1,789,476
Housing revenue: 0.40%
Minnesota HFA Residential Housing Series D (SIFMA Municipal Swap +0.43%)(GNMA / FNMA / FHLMC Insured) ±	1.41	1-1-2045	8,235,000	8,225,610
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  30

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.04%
Duluth MN Independent School District Certificate of Participation Series B (State School District Credit Program Insured)	5.00%	2-1-2024	$ 425,000	$ 444,198
Duluth MN Independent School District Certificate of Participation Series B (State School District Credit Program Insured)	5.00	2-1-2025	375,000	400,209
				844,407
Utilities revenue: 0.76%
Central Minnesota Municipal Power Agency Brookings Southeast Twin (AGM Insured)	5.00	1-1-2027	400,000	442,436
Central Minnesota Municipal Power Agency Brookings Southeast Twin (AGM Insured)	5.00	1-1-2028	500,000	559,161
Minnseota Municpal Gas Agency Commodity Supply Revenue Bonds Series 2022 (U.S. SOFR +1.00%)(Royal Bank of Canada LIQ) ±	2.02	12-1-2052	15,000,000	14,479,781
				15,481,378
				27,503,774
Mississippi: 0.40%
Health revenue: 0.37%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project øø	0.20	9-1-2036	5,000,000	4,983,446
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project	5.00	9-1-2044	2,500,000	2,635,587
				7,619,033
Industrial development revenue: 0.03%
Mississippi Business Finance Corporation Solid Waste Disposal Facilities Mississippi Power Company Project ø	0.82	5-1-2028	520,000	520,000
				8,139,033
Missouri: 1.71%
Housing revenue: 0.39%
Port Authority of Kansas City MO MFHR Bonds Series 2022A (Department of Housing and Urban Development Insured)	1.50	5-1-2024	8,000,000	7,943,878
Industrial development revenue: 1.32%
Missouri Environmental Improvement and Energy Resources Authority Kansas City Power and Light Company Project	2.75	5-1-2038	23,400,000	23,400,000
Missouri Environmental Improvement and Energy Resources Authority Kansas City Power and Light Company Project	3.50	5-1-2038	3,500,000	3,510,938
				26,910,938
				34,854,816
The accompanying notes are an integral part of these financial statements.

31  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Montana: 0.17%
Health revenue: 0.17%
Montana Facility Finance Authority Billings Clinic Obligated Group Series 2022A	5.00%	8-15-2024	$ 375,000	$ 396,128
Montana Facility Finance Authority Billings Clinic Obligated Group Series 2022A	5.00	8-15-2025	325,000	349,848
Montana Facility Finance Authority Billings Clinic Obligated Group Series 2022A	5.00	8-15-2027	500,000	553,929
Montana Facility Finance Authority Billings Clinic Obligated Group Series 2022A	5.00	8-15-2028	2,015,000	2,249,112
				3,549,017
Nebraska: 0.67%
Airport revenue: 0.05%
Airport Authority of the City of Lincoln Airport Bonds Series 2021	5.00	7-1-2028	1,000,000	1,118,211
Education revenue: 0.11%
Douglas County NE Educational Facilities Creighton University (SIFMA Municipal Swap +0.53%) ±	1.51	7-1-2035	2,230,000	2,233,605
Health revenue: 0.17%
Douglas County NE Hospital Authority Children's Hospital Obligated Group Series B	5.00	11-15-2053	3,250,000	3,497,465
Utilities revenue: 0.34%
Central Plains Energy Nebraska Gas Project #1 (Royal Bank of Canada LIQ)	4.00	12-1-2049	5,610,000	5,763,011
Central Plains Energy Project Nebraska Refunding Bond Project #3 Series 2012	5.00	9-1-2042	1,075,000	1,080,754
				6,843,765
				13,693,046
Nevada: 0.27%
GO revenue: 0.27%
Clark County NV School District Series B (AGM Insured)	5.00	6-15-2027	5,000,000	5,574,614
New Jersey: 5.22%
Airport revenue: 0.27%
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2022	1,755,000	1,763,078
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2023	1,500,000	1,534,859
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2024	2,000,000	2,078,406
				5,376,343
Education revenue: 0.12%
State of New Jersey Higher Education Student Assistance Authority Student Loan Revenue Bonds Series 2012-1	5.00	12-1-2022	2,500,000	2,525,127
GO revenue: 0.80%
New Jersey EDA Series G 144A	5.25	9-1-2023	15,000,000	15,539,132
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  32

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
The Board of Education of the City of Newark New Jersey School Energy Savings Obligation Refunding Bonds Series 2021 (BAM Insured)	5.00%	7-15-2027	$ 350,000	$ 388,432
The Board of Education of the City of Newark New Jersey School Energy Savings Obligation Refunding Bonds Series 2021 (BAM Insured)	5.00	7-15-2028	350,000	392,370
				16,319,934
Housing revenue: 1.00%
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.80	10-1-2022	4,560,000	4,568,655
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.90	4-1-2023	5,035,000	5,055,953
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.95	10-1-2023	4,710,000	4,732,180
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	3.10	4-1-2024	2,230,000	2,242,483
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	3.25	4-1-2025	2,535,000	2,548,448
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series D	2.90	10-1-2025	1,200,000	1,194,221
				20,341,940
Miscellaneous revenue: 1.85%
New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2023	3,000,000	3,086,182
New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2024	2,605,000	2,722,674
New Jersey EDA Series BBB	5.00	6-15-2023	4,000,000	4,114,910
New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B ##	5.00	11-1-2022	26,000,000	26,300,440
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0226 (BHAC / NPFGC Insured, Bank of America NA LIQ) 144Aø	0.95	9-11-2025	1,500,000	1,500,000
				37,724,206
Tax revenue: 0.11%
New Jersey COVID-19 Emergency Series A	5.00	6-1-2027	2,000,000	2,205,134
Transportation revenue: 1.07%
New Jersey Turnpike Authority Series C-6 (1 Month LIBOR +0.75%) ±	1.49	1-1-2030	21,820,000	21,824,296
				106,316,980
New York: 8.08%
Airport revenue: 0.79%
Albany County NY Airport Authority Airport Revenue Refunding Bonds, Series 2020B	5.00	12-15-2026	1,070,000	1,152,673
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2020A	5.00	12-1-2026	490,000	519,116
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2020A	5.00	12-1-2027	500,000	529,646
The accompanying notes are an integral part of these financial statements.

33  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2020A	5.00%	12-1-2028	$ 500,000	$ 530,133
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2020A	5.00	12-1-2029	500,000	530,304
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2022	5.00	12-1-2027	5,000,000	5,296,465
Port of New York & Port of New Jersey Authority Consolidated Bonds 185th Series AMT	5.00	9-1-2026	7,150,000	7,463,280
				16,021,617
Education revenue: 0.24%
Hempstead NY Local Development Corporation Education Revenue Refunding Bonds The Academy Charter School Project Series A	4.05	2-1-2031	1,000,000	885,549
Hempstead NY Local Development Corporation Education Revenue Refunding Bonds The Academy Charter School Project Series B	4.76	2-1-2027	1,640,000	1,616,141
New York Dormitory Authority Iona College Series 2022	5.00	7-1-2028	825,000	883,989
New York Housing Finance Agency Affordable Housing Series K2	5.00	7-1-2025	600,000	630,391
St. Lawrence County NY Industrial Development Clarkson University Project Series B	1.55	9-1-2042	1,000,000	945,882
				4,961,952
GO revenue: 0.20%
Poughkeepsie Dutchess County NY Public Improvement Refunding Bond	4.00	4-15-2027	480,000	497,510
Suffolk County NY Series A (BAM Insured)	5.00	6-15-2028	3,215,000	3,599,111
				4,096,621
Health revenue: 0.38%
Broome County NY Local Development Corporation Series 2020 (AGM Insured)	5.00	4-1-2026	500,000	542,824
Broome County NY Local Development Corporation Series 2020 (AGM Insured)	5.00	4-1-2027	950,000	1,045,788
New York Dormitory Authority Montefiore Obligated Group Series 2018A	5.00	8-1-2026	1,000,000	1,059,373
New York Dormitory Authority Non State Supported Debt Northwell Health	5.00	5-1-2048	4,000,000	4,134,124
Westchester County NY Local Development Corporation Purchase Senior Learning Community Incorporated 144A	2.88	7-1-2026	1,000,000	933,970
				7,716,079
Housing revenue: 0.51%
New York Housing Development MFHR Bonds Series C3 (Barclays Bank plc SPA) ø	1.00	5-1-2062	5,000,000	5,000,000
New York Housing Finance Agency Affordable Housing Revenue Various Sustainability Bonds Series J-2	1.10	11-1-2061	2,500,000	2,251,044
New York Housing Finance Agency Affordable Housing Revenue Various Sustainability Bonds Series K-2	1.00	11-1-2061	500,000	456,598
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  34

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.75%	11-1-2023	$ 400,000	$ 398,513
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.80	5-1-2024	400,000	396,851
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.85	11-1-2024	400,000	395,596
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.90	5-1-2025	515,000	507,914
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.95	11-1-2025	520,000	510,676
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	2.00	5-1-2026	535,000	520,904
				10,438,096
Industrial development revenue: 1.51%
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment Project	5.00	1-1-2024	7,205,000	7,327,097
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment Project	5.00	1-1-2025	22,925,000	23,440,063
				30,767,160
Miscellaneous revenue: 0.18%
New York Liberty Development Corporation Tax-Exempt Liberty Revenue Refunding Bonds Series 2021A	1.20	11-15-2028	2,500,000	2,116,122
New York NY IDA Refunding Bonds Series 2021A (AGM Insured)	5.00	1-1-2024	1,250,000	1,299,903
Public Housing Capital Fund Trust I (Department of Housing and Urban Development Insured) 144A	4.50	7-1-2022	115,355	115,355
Public Housing Capital Fund Trust II (Department of Housing and Urban Development Insured) 144A	4.50	7-1-2022	39,100	39,102
				3,570,482
Tax revenue: 1.44%
New York NY Transitional Finance Authority Subordinate Bond Series 1-B (SIFMA Municipal Swap +0.80%) ±	1.78	11-1-2022	4,975,000	4,989,792
Tender Option Bond Trust Receipts/Certificates Series 2021-XF1125 (Deutsche Bank LIQ) 144Aø	1.04	5-15-2051	1,195,500	1,195,500
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Series A	2.00	5-15-2045	6,000,000	5,704,009
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Series B %%	5.00	5-15-2026	15,000,000	16,378,944
Triborough Bridge & Tunnel Authority Series 2022B %%	5.00	5-15-2024	1,000,000	1,050,975
				29,319,220
Transportation revenue: 2.26%
New York Metropolitan Transportation Authority BAN	5.00	2-1-2023	10,400,000	10,576,988
New York Metropolitan Transportation Authority Refunding Green Bonds Series D1	5.00	11-15-2034	5,000,000	5,219,146
New York Metropolitan Transportation Authority Subordinate Bond Series D2 (SIFMA Municipal Swap +0.45%) ±	1.43	11-15-2044	22,545,000	22,481,500
The accompanying notes are an integral part of these financial statements.

35  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
New York Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2017D	5.00%	11-15-2026	$ 4,475,000	$ 4,792,284
Triborough Bridge and Tunnel Authority Revenue Refunding Bonds 2013A	5.00	11-15-2026	2,770,000	2,839,529
				45,909,447
Utilities revenue: 0.45%
Long Island Power Authority Electric System General Revenue Bonds Series B øø	1.50	9-1-2051	3,500,000	3,314,523
Long Island Power Authority Electric System General Revenve Bonds Series B øø	1.65	9-1-2049	6,000,000	5,891,459
				9,205,982
Water & sewer revenue: 0.12%
New York City Municipal Water Finance Authority Water & Sewer System Series DD	5.00	6-15-2026	2,225,000	2,451,697
				164,458,353
North Carolina: 0.72%
Health revenue: 0.20%
Charlotte Mecklenburg Hospital Authority North Carolina Health Care System Atrium Health Series E øø	0.80	1-15-2048	1,500,000	1,418,927
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	5.00	3-1-2026	245,000	246,773
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	5.00	3-1-2027	295,000	295,830
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	5.00	3-1-2028	305,000	304,534
North Carolina Medical Care Commission Retirement Facilities Entrance Fee Series 2020B-2	2.30	9-1-2025	1,250,000	1,184,356
North Carolina Medical Care Commission Retirement Facilities First Mortgage Series 2020B-2	2.50	10-1-2024	740,000	717,663
				4,168,083
Industrial development revenue: 0.05%
Columbus County Industrial Facilities & PCFA Environmental Improvement Revenue Refunding Bond International Paper Company Project Series A	2.00	11-1-2033	1,000,000	975,605
Resource recovery revenue: 0.37%
North Carolina Capital Finance Republic Services Incorporated Project Series 2013	2.60	6-1-2038	7,500,000	7,501,689
Transportation revenue: 0.10%
North Carolina Turnpike Authority Triangle Expressway System Series 2020	5.00	2-1-2024	2,000,000	2,082,118
				14,727,495
North Dakota: 0.17%
Health revenue: 0.17%
Grand Forks ND Health Care System Revenue Bonds Altru Health System Series 2021	5.00	12-1-2025	165,000	175,688
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  36

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Grand Forks ND Health Care System Revenue Bonds Altru Health System Series 2021	5.00%	12-1-2026	$ 225,000	$ 242,367
Grand Forks ND Health Care System Revenue Bonds Altru Health System Series 2021	5.00	12-1-2027	1,125,000	1,219,157
Grand Forks ND Health Care System Revenue Bonds Altru Health System Series 2021	5.00	12-1-2028	1,650,000	1,794,219
				3,431,431
Ohio: 1.71%
GO revenue: 0.16%
Lake County OH Building Improvement BAN Series 2022	1.25	1-12-2023	3,300,000	3,290,889
Health revenue: 0.20%
Hamilton County OH Hospital Facilities UC Health Series 2020	5.00	9-15-2026	655,000	708,266
Ohio Hospital Revenue Bonds Series 2020	5.00	11-15-2025	265,000	282,252
Ohio University Hospital Health System Series B	5.00	1-15-2050	2,905,000	3,090,829
				4,081,347
Industrial development revenue: 0.18%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series A	2.88	2-1-2026	3,750,000	3,591,156
Miscellaneous revenue: 0.04%
Dayton OH City School District Certificate of Participation School Facilities Project	3.00	12-1-2026	180,000	182,851
Dayton OH City School District Certificate of Participation School Facilities Project	3.00	12-1-2027	270,000	272,969
Dayton OH City School District Certificate of Participation School Facilities Project	4.00	12-1-2028	230,000	246,132
				701,952
Resource recovery revenue: 0.57%
Ohio Air Quality Development Authority Refunding Bond American Electric Power Company Project	1.90	5-1-2026	12,000,000	11,602,751
Tax revenue: 0.29%
Akron OH Community Learning Centers Income Tax Revenue Refunding Bonds Series 2022	4.00	12-1-2028	2,000,000	2,152,438
Akron OH Community Learning Centers Income Tax Revenue Refunding Bonds Series 2022	4.00	12-1-2027	3,540,000	3,801,963
				5,954,401
Utilities revenue: 0.27%
American Municipal Power Ohio Incorporated Fremont Energy Center	5.00	2-15-2027	400,000	444,624
American Municipal Power Ohio Incorporated Fremont Energy Center	5.00	2-15-2029	350,000	398,554
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00	2-15-2025	1,200,000	1,287,975
The accompanying notes are an integral part of these financial statements.

37  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00%	2-15-2026	$ 1,500,000	$ 1,640,751
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00	2-15-2027	1,600,000	1,778,495
				5,550,399
				34,772,895
Oklahoma: 1.12%
Education revenue: 0.03%
Oklahoma Development Finance Authority Refunding Bond Oklahoma City University Project	4.00	8-1-2022	535,000	535,487
GO revenue: 0.15%
Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2023	3,135,000	3,157,513
Health revenue: 0.17%
Oklahoma Development Finance Authority Health System Revenue ø	1.20	8-15-2031	1,850,000	1,850,000
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2022	500,000	500,492
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2023	500,000	502,442
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2024	600,000	601,621
				3,454,555
Miscellaneous revenue: 0.73%
Kay County OK Public Buildings Authority	2.25	4-1-2024	720,000	707,285
Kay County OK Public Buildings Authority	2.25	4-1-2025	735,000	710,654
Kay County OK Public Buildings Authority	2.38	4-1-2026	750,000	714,658
Kingfisher OK Special Projects Authority Educational Facilities Kingfisher Public Schools Project	4.00	3-1-2026	2,005,000	2,102,804
Mcintosh County OK Educational Facilities Authority Revenue Bonds Series 2022	2.00	9-1-2027	415,000	392,620
Oklahoma County OK Finance Authority Educational Facilities Jones Public Schools Project	4.00	9-1-2025	550,000	569,999
Oklahoma County OK Finance Authority Educational Facilities Jones Public Schools Project	4.00	9-1-2026	590,000	615,421
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2023	830,000	855,354
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2024	1,080,000	1,136,120
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2025	930,000	995,207
Tulsa County OK Industrial Authority Educational Broken Arrow Public Schools Project	5.00	9-1-2025	3,000,000	3,107,711
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  38

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Wagoner County OK School Development Authority Wagoner Public Schools Project	4.00%	9-1-2025	$ 1,255,000	$ 1,297,176
Weatherford OK Industrial Trust Educational Facilities Lease Weatherford Public Schools Project	5.00	3-1-2027	1,475,000	1,612,935
				14,817,944
Tax revenue: 0.04%
Jackson County OK Facilities Authority Sales Tax Revenue Bonds Series 2022	4.00	10-1-2027	810,000	851,680
				22,817,179
Oregon: 0.16%
Airport revenue: 0.07%
Port of Portland International Airport Series C	5.00	7-1-2026	1,240,000	1,335,561
GO revenue: 0.04%
Port of Morrow County OR Full Faith Refunding Bond Series A	4.00	6-1-2026	345,000	361,783
Port of Morrow County OR Full Faith Refunding Bond Series A	4.00	6-1-2027	535,000	563,972
				925,755
Health revenue: 0.05%
Multnomah County OR Hospital Facilities Authority Revenue Refunding Bonds Terwilliger Plaza Parkview	0.95	6-1-2027	1,200,000	1,060,654
				3,321,970
Pennsylvania: 7.35%
Airport revenue: 1.06%
Allegheny County PA Airport Authority Airport Revenue Bonds, Series 2021A	5.00	1-1-2026	1,600,000	1,709,423
Allegheny County PA Airport Authority Airport Revenue Bonds, Series 2021A	5.00	1-1-2027	2,000,000	2,163,545
Allegheny County PA Airport Authority Airport Revenue Bonds, Series 2021A	5.00	1-1-2028	2,000,000	2,185,346
Philadelphia PA Airport Revenue Refunding Bonds Series 2015A	5.00	6-15-2023	1,410,000	1,447,153
Philadelphia PA Airport Revenue Refunding Bonds Series 2020A	5.00	7-1-2026	1,160,000	1,265,374
Philadelphia PA Airport Revenue Refunding Bonds Series 2020A	5.00	7-1-2027	1,400,000	1,545,442
Philadelphia PA Airport Revenue Refunding Bonds Series 2020C	5.00	7-1-2024	10,745,000	11,232,206
				21,548,489
Education revenue: 0.89%
Cumberland County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-1	3.15	5-1-2044	3,500,000	3,525,708
Huntingdon County PA General Authority Juniata College Project Series 2021-TT3	5.00	10-1-2027	385,000	413,883
Huntingdon County PA General Authority Juniata College Project Series 2021-TT3	5.00	10-1-2028	415,000	445,470
The accompanying notes are an integral part of these financial statements.

39  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Lehigh County PA General Purpose Authority (SIFMA Municipal Swap +0.58%) ±	1.56%	11-1-2037	$10,050,000	$ 10,036,278
Lehigh County PA General Purpose Authority Charter School Revenue Bonds Series 2022	4.00	6-1-2026	505,000	513,035
Lehigh County PA General Purpose Authority Charter School Revenue Bonds Series 2022	4.00	6-1-2028	1,090,000	1,100,381
Pennsylvania Higher Education Assistance Agency Education Loan Series A	5.00	6-1-2026	1,475,000	1,589,730
Pennsylvania Higher Education Assistance Agency Education Loan Series A	5.00	6-1-2028	500,000	539,747
				18,164,232
GO revenue: 1.25%
Albert Gallatin School District Series A (AGM Insured)	4.00	9-1-2025	1,130,000	1,187,472
Albert Gallatin School District Series B (AGM Insured)	4.00	9-1-2025	350,000	367,801
Butler PA Area School District (AGM Insured)	5.00	10-1-2023	1,280,000	1,331,381
Butler PA Area School District (AGM Insured)	5.00	10-1-2024	2,965,000	3,136,742
Butler PA Area School District (AGM Insured)	5.00	10-1-2025	4,695,000	5,061,412
Canon-McMillan School District PA GO Bonds, Series B of 2014 (AGM Insured)	4.50	12-15-2028	2,000,000	2,045,605
Coatesville PA Area School District (AGM Insured)	5.00	8-1-2023	1,000,000	1,032,982
Dunmore PA Series A (AGM Insured)	2.00	9-1-2025	220,000	213,905
Dunmore PA Series A (AGM Insured)	2.00	9-1-2027	200,000	187,125
Dunmore PA Series A (AGM Insured)	2.00	9-1-2028	220,000	200,380
Laurel Highlands School District Series A (BAM Insured)	4.00	2-1-2027	1,325,000	1,402,467
Oil City Venango County GO Bonds Series A of 2021 (AGM Insured)	4.00	12-1-2026	200,000	211,797
Oil City Venango County GO Bonds Series A of 2021 (AGM Insured)	4.00	12-1-2027	195,000	207,402
Oil City Venango County GO Bonds Series A of 2021 (AGM Insured)	4.00	12-1-2028	200,000	213,371
Peoria PA GO Series 2016B	5.00	1-1-2023	715,000	725,558
Philadelphia PA School District Refunding Bond	5.00	9-1-2023	4,500,000	4,654,211
Philadelphia PA School District Series A	5.00	9-1-2022	1,000,000	1,005,575
Philadelphia PA School District Series A	5.00	9-1-2024	800,000	845,200
Scranton PA School District Series A	5.00	6-1-2023	835,000	857,362
Scranton PA School District Series B (NPFGC Insured)	5.00	6-1-2023	615,000	632,032
				25,519,780
Health revenue: 1.26%
Allegheny County PA Hospital Development Authority Series 2017D-2 (SIFMA Municipal Swap +0.70%) ±	1.68	11-15-2047	6,000,000	5,981,344
Berks County PA IDA Health System Revenue Bonds 2017	5.00	11-1-2022	250,000	251,351
Berks County PA IDA Health System Tower Health Project	5.00	11-1-2023	1,000,000	1,016,112
Berks County PA IDA Health System Tower Health Project	5.00	11-1-2024	1,000,000	1,014,384
Berks County PA Municipal Authority Revenue Bonds Series 2020A	5.00	2-1-2023	1,300,000	1,311,300
Geisinger Authority Health System Series B	5.00	4-1-2043	10,000,000	10,820,950
Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series A	5.00	9-1-2023	1,050,000	1,086,595
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  40

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00%	7-1-2022	$ 2,000,000	$ 2,000,000
Southcentral Pennsylvania General Authority Wellspan Health Obligation Group	5.00	6-1-2027	2,085,000	2,193,367
				25,675,403
Housing revenue: 1.64%
Pennsylvania HFA Limited Norris Homes Phase V	1.40	1-1-2043	10,000,000	9,961,303
Pennsylvania HFA Single Family Series 125A	2.38	10-1-2025	11,050,000	10,940,339
Pennsylvania HFA Single Family Series 137	5.00	10-1-2024	265,000	280,946
Pennsylvania HFA Single Family Series 137	5.00	10-1-2025	220,000	237,669
Pennsylvania HFA Single Family Series 137	5.00	4-1-2026	240,000	260,734
Pennsylvania Housing Finance Agency MFHR Sherman Hills Series 2022 (Department of Housing and Urban Development Insured)	1.25	2-1-2025	7,000,000	6,848,529
Pennsylvania Housing Finance Agency Single Family Mortgage AMT Series 128A	4.75	4-1-2033	4,670,000	4,803,228
				33,332,748
Industrial development revenue: 0.12%
Lehigh County PA IDA Electric Utilities Corporation Series B	1.80	2-15-2027	2,500,000	2,498,622
Miscellaneous revenue: 0.61%
Pennsylvania EDFA Revenue Bonds Series 2015	5.00	6-30-2024	4,500,000	4,656,922
Pennsylvania EDFA Sewage Sludge Disposal Series 2020	3.00	1-1-2025	505,000	505,097
Pennsylvania EDFA Sewage Sludge Disposal Series 2020	4.00	1-1-2026	615,000	632,681
Pittsburgh & Allegheny Counties Sports & Exhibition Authority Series 2020 (AGM Insured)	4.00	2-1-2024	1,700,000	1,749,298
Pittsburgh & Allegheny Counties Sports & Exhibition Authority Series 2020 (AGM Insured)	5.00	2-1-2026	2,000,000	2,166,763
State Public School Building Authority Prerefunded Bond Series A (AGM Insured)	5.00	12-1-2023	375,000	391,085
State Public School Building Authority Prerefunded Bond Series A (AGM Insured)	5.00	12-1-2023	2,130,000	2,222,879
				12,324,725
Resource recovery revenue: 0.15%
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series 2014A	1.90	6-1-2044	3,000,000	3,000,000
Tax revenue: 0.08%
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022	5.00	5-1-2026	500,000	528,973
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022	5.00	5-1-2027	500,000	533,138
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022	5.00	5-1-2028	500,000	534,662
				1,596,773
Transportation revenue: 0.23%
Lancaster PA Parking Authority Series A (BAM Insured)	4.00	9-1-2025	530,000	552,352
The accompanying notes are an integral part of these financial statements.

41  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Lancaster PA Parking Authority Series A (BAM Insured)	4.00%	9-1-2026	$ 545,000	$ 572,534
Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +0.70%) ±	1.68	12-1-2023	2,880,000	2,881,627
Pennsylvania Turnpike Commission Series B 2020	5.00	12-1-2025	300,000	326,436
Pennsylvania Turnpike Commission Series B 2020	5.00	12-1-2026	350,000	387,961
				4,720,910
Water & sewer revenue: 0.06%
Allegheny County Sanitary Authority Sewer Revenue Series A 2020	5.00	6-1-2026	850,000	932,260
Allegheny County Sanitary Authority Sewer Revenue Series A 2020	5.00	6-1-2027	300,000	333,829
				1,266,089
				149,647,771
Rhode Island: 0.46%
Education revenue: 0.06%
Rhode Island Student Loan Authority AMT Series A	5.00	12-1-2023	1,175,000	1,220,900
Miscellaneous revenue: 0.40%
Rhode Island & Providence Plantations Consolidated Capital Development Series A	5.00	8-1-2023	8,045,000	8,067,089
				9,287,989
South Carolina: 0.25%
Utilities revenue: 0.25%
Piedmont SC Municipal Power Agency (NPFGC Insured)	5.38	1-1-2025	4,645,000	4,987,706
Tennessee: 3.06%
Health revenue: 0.42%
Greeneville TN Health and Educational Ballad Health Series A	5.00	7-1-2023	1,600,000	1,648,185
Knox County TN Health Educational & Housing Facility University Health System Incorporate	5.00	4-1-2024	1,000,000	1,042,131
Tender Option Bond Trust Receipts/Certificates Series 2015-XF1023 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aøø	0.95	1-1-2045	5,910,000	5,910,000
				8,600,316
Housing revenue: 0.39%
Metropolitan Government Nashville & Davidson County TN Health & Educational Facilities Board Richland Hills Apartments Project (Department of Housing and Urban Development Insured)	1.25	12-1-2024	8,000,000	7,872,260
Utilities revenue: 2.25%
Memphis TN Light, Gas & Water Division Series 2020A	5.00	12-1-2025	600,000	654,312
Memphis TN Light, Gas & Water Division Series 2020A	5.00	12-1-2026	600,000	665,607
Memphis TN Light, Gas & Water Division Series 2020A	5.00	12-1-2027	450,000	507,117
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  42

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Tennessee Energy Acquisition Corporation Gas Project Series 2017A	4.00%	5-1-2048	$35,840,000	$ 36,279,456
Tennessee Energy Acquisition Corporation Gas Project Series 2018	4.00	11-1-2049	7,500,000	7,615,795
				45,722,287
				62,194,863
Texas: 9.18%
Airport revenue: 1.47%
Austin TX Airport System Revenue Refunding Bonds Series 2019	5.00	11-15-2025	1,500,000	1,611,590
Dallas-Fort Worth TX International Airport Joint Revenue Refunding Bonds Series 2021B	5.00	11-1-2026	2,850,000	3,126,063
Dallas-Fort Worth TX International Airport Series A	5.00	11-1-2025	1,000,000	1,079,340
Dallas-Fort Worth TX International Airport Series B	5.00	11-1-2023	500,000	505,663
El Paso TX Airport Series 2018	5.00	8-15-2025	3,110,000	3,322,700
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series 2020A	5.00	7-1-2026	1,000,000	1,079,021
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series 2020A	5.00	7-1-2027	1,000,000	1,091,216
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series 2020B	5.00	7-1-2026	1,500,000	1,636,260
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series 2020B	5.00	7-1-2027	3,000,000	3,311,662
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series A	5.00	7-1-2024	3,620,000	3,620,000
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series B	5.00	7-1-2027	6,090,000	6,090,000
Love Field Airport Modernization Corporation Texas General Airport Revenue Refunding Bonds Series 2021	5.00	11-1-2026	3,250,000	3,502,712
				29,976,227
Education revenue: 0.40%
Arlington TX Higher Education Finance Corporation Education Revenue Bonds Series 2021A	4.00	2-15-2027	350,000	369,012
Arlington TX Higher Education Finance Corporation Education Revenue Bonds Series 2021A	4.00	2-15-2028	290,000	306,305
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2022	1,000,000	1,001,608
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2023	1,510,000	1,528,157
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2024	3,125,000	3,177,393
Clifton TX Higher Education Revenue Bonds Series 2021T	5.00	8-15-2025	360,000	382,517
Clifton TX Higher Education Revenue Bonds Series 2021T	5.00	8-15-2027	500,000	542,736
Clifton TX Higher Education Revenue Bonds Series 2021T	5.00	8-15-2028	300,000	327,306
Odessa TX College District Consolidated Fund Revenue Bonds Series 2021 (AGM Insured)	4.00	7-1-2028	400,000	426,989
				8,062,023
The accompanying notes are an integral part of these financial statements.

43  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue: 3.09%
Andrews County Texas Hospital District Refunding Bond	5.00%	3-15-2027	$ 1,750,000	$ 1,913,864
Denton TX Independent School District Bonds Series 2014-B	2.00	8-1-2044	550,000	545,072
Denton TX Independent School District Bonds Series 2014-B	2.00	8-1-2044	3,520,000	3,477,231
Eanes TX Independent School District School Building Series B	1.75	8-1-2039	7,465,000	7,311,606
Fort Bend TX Independent School District Various Refunding Series B øø	0.72	8-1-2051	1,500,000	1,377,708
Hays Consolidated Independent School District Texas School Building Bonds Series 2018B	2.70	8-15-2042	2,370,000	2,373,216
Hays Consolidated Independent School District Texas School Building Bonds Series 2018B	2.70	8-15-2042	4,395,000	4,401,062
Hays TX School District Unlimited Tax School Building Series B	2.70	8-15-2042	605,000	605,814
Houston TX Public Improvement Series A	5.00	3-1-2023	3,500,000	3,578,466
Leander TX Independent School District Refunding CAB ¤	0.00	8-15-2023	1,065,000	1,044,038
McAllen TX Independent School District Series A	5.00	2-15-2024	2,620,000	2,675,889
North East Independent School District Texas Series 2017	2.38	8-1-2047	7,135,000	7,140,883
North East Independent School District Texas Series 2019	2.20	8-1-2049	4,800,000	4,786,858
Northside Texas Independent School District School Building Bond Series 2018	2.75	8-1-2048	20,305,000	20,635,458
Port Arthur TX Jefferson and Orange Counties Combination Tax and Revenue Certificates of Obligation Series 2021 (BAM Insured)	5.00	2-15-2028	365,000	408,100
Port Arthur TX Jefferson and Orange Counties Series 2021 (BAM Insured)	5.00	2-15-2026	290,000	315,634
Port Arthur TX Jefferson and Orange Counties Series 2021 (BAM Insured)	5.00	2-15-2027	310,000	342,587
				62,933,486
Health revenue: 0.54%
Harris County TX Cultural Education Facilities Finance Corporation Hospital Memorial Hermann Health System (SIFMA Municipal Swap +0.57%) ±	1.55	12-1-2049	11,000,000	10,967,182
Housing revenue: 1.05%
Alamito TX Public Facilities Corporation MFHR Housing Authority of El Paso Rental Assistance Demonstration Conversion Program (Department of Housing and Urban Development Insured)	2.90	5-1-2037	8,400,000	8,425,959
Dallas TX Housing Finance Corporation MFHR Estates at Shiloh	1.25	7-1-2037	7,000,000	6,937,378
Odessa TX Housing Finance Corporation MFHR Vera Odessa Apartments (FHA Insured) øø	0.35	9-1-2023	6,000,000	5,916,761
				21,280,098
Industrial development revenue: 0.08%
Port of Beaumont Navigation District Jefferson County Dock and Wharf Facility Revenue Bonds Series 2021A 144A	1.88	1-1-2026	800,000	736,786
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  44

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue (continued)
Port of Beaumont Navigation District Jefferson County Dock and Wharf Facility Revenue Bonds Series 2021A 144A	2.00%	1-1-2027	$ 525,000	$ 472,384
Port of Beaumont Navigation District Jefferson County Dock and Wharf Facility Revenue Bonds Series 2021A 144A	2.13	1-1-2028	575,000	505,628
				1,714,798
Tax revenue: 0.25%
Baytown TX Municipal Development District Combination Limited Sales Tax Revenue and Third-Lien Hotel Revenue Bonds Series 2021C	5.00	10-1-2025	480,000	518,862
Baytown TX Municipal Development District Combination Limited Sales Tax Revenue and Third-Lien Hotel Revenue Bonds Series 2021C	5.00	10-1-2026	510,000	560,358
Baytown TX Municipal Development District Combination Limited Sales Tax Revenue and Third-Lien Hotel Revenue Bonds Series 2021C	5.00	10-1-2027	845,000	940,956
Old Spanish Trail Almeda Corridors RDA Texas Refunding Bond Tax Increment Contract	5.00	9-1-2025	2,805,000	3,016,659
				5,036,835
Utilities revenue: 1.40%
Lower Colorado River Authority Refunding Bond	5.00	5-15-2027	2,000,000	2,221,014
Lower Colorado River Authority Series 2022 (AGM Insured)	5.00	5-15-2027	1,385,000	1,538,052
Lower Colorado River Authority Series 2022 (AGM Insured)	5.00	5-15-2028	2,285,000	2,574,440
San Antonio TX Electric & Gas Systems Various Revenue Refunding Bonds Junior Lien Series 2020	1.75	2-1-2049	11,500,000	11,119,500
Texas Municipal Gas Acquisition & Supply Corporation Series A (SIFMA Municipal Swap +0.55%) ±	1.53	9-15-2027	8,515,000	8,367,736
Texas Municipal Power Agency Transmission System Series 2021 (AGM Insured)	3.00	9-1-2026	950,000	967,586
Texas Municipal Power Agency Transmission System Series 2021 (AGM Insured)	3.00	9-1-2027	1,600,000	1,621,288
				28,409,616
Water & sewer revenue: 0.90%
San Antonio TX Water System Junior Lien Series A	2.63	5-1-2049	12,490,000	12,474,818
San Antonio TX Water System Junior Lien Series B	2.00	5-1-2044	5,930,000	5,927,094
				18,401,912
				186,782,177
Utah: 0.47%
Airport revenue: 0.45%
Salt Lake City UT International Airport Series A	5.00	7-1-2023	3,150,000	3,239,843
Salt Lake City UT International Airport Series A	5.00	7-1-2024	2,000,000	2,094,651
Salt Lake City UT International Airport Series A	5.00	7-1-2025	2,300,000	2,452,345
Salt Lake City UT Salt Lake City International Airport Airport Revenue Bonds Series 2021A	5.00	7-1-2025	1,300,000	1,386,108
				9,172,947
The accompanying notes are an integral part of these financial statements.

45  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.02%
Utah Infrastructure Agency Telecommunications Bond	3.00%	10-15-2026	$ 310,000	$ 300,032
				9,472,979
Vermont: 0.03%
Education revenue: 0.03%
Vermont Educational & Health Buildings Financing Agency Saint Michael's College Project	5.00	10-1-2026	575,000	577,733
Virginia: 1.76%
Education revenue: 0.05%
Virginia College Building Authority Educational Facilities Regent University Project Series 2021	5.00	6-1-2026	300,000	318,205
Virginia College Building Authority Educational Facilities Regent University Project Series 2021	5.00	6-1-2027	275,000	293,820
Virginia College Building Authority Educational Facilities Regent University Project Series 2021	5.00	6-1-2028	300,000	320,874
				932,899
Industrial development revenue: 0.16%
Peninsula VA Ports Authority Coal Terminal Refunding Bond Dominion Terminal Associates Project	1.70	10-1-2033	3,300,000	3,297,757
Tax revenue: 0.07%
Marquis VA CDA CAB Series A	3.32	9-1-2036	2,169,000	987,487
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	3,493,000	167,185
Marquis VA CDA CCAB Series 2015 144A	4.88	9-1-2045	680,000	312,334
				1,467,006
Transportation revenue: 1.06%
Chesapeake VA Bay Bridge & Tunnel District First Tier Generation Resolution	5.00	11-1-2023	14,115,000	14,586,418
Virginia Commonwealth Transportation Board Refunding Bond Series A	5.00	5-15-2023	1,500,000	1,543,131
Virginia Small Business Financing Authority Revenue Bonds Series 2012	5.50	1-1-2042	5,525,000	5,525,000
				21,654,549
Utilities revenue: 0.42%
York County EDA PCR Virginia Electric & Power Company Project Series A	1.90	5-1-2033	8,500,000	8,436,571
				35,788,782
Washington: 2.69%
Airport revenue: 0.20%
Port of Seattle Refunding Bond Series B	5.00	8-1-2023	4,155,000	4,162,766
GO revenue: 0.38%
Washington Refunding Bond	5.00	6-1-2025	1,000,000	1,080,782
Washington Refunding Bond	5.00	6-1-2026	1,570,000	1,731,812
Washington Series A	5.00	8-1-2022	4,800,000	4,813,321
				7,625,915
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  46

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.59%
Washington HCFR Authority CommonSpirit Health Series 2019B-3	5.00%	8-1-2049	$ 4,000,000	$ 4,226,883
Washington Health Care Facilities Authority Commonspirit Health Series 2019B-2	5.00	8-1-2049	2,430,000	2,539,385
Washington Health Care Facilities Authority CommonSpirit Health Series B1	5.00	8-1-2049	2,500,000	2,587,326
Washington Health Care Facilities Authority Seattle Cancer Care Alliance 144A	5.00	12-1-2025	275,000	295,027
Washington Health Care Facilities Authority Seattle Cancer Care Alliance 144A	5.00	12-1-2026	285,000	309,075
Washington Housing Finance Commission Nonprofit Housing Revenue Eliseo Project Series B-2 144A	2.13	7-1-2027	1,250,000	1,117,613
Washington Housing Finance Commission Nonprofit Housing Revenue Rockwood Retirement Communities 144A	3.00	7-1-2027	1,000,000	894,224
				11,969,533
Housing revenue: 0.08%
Housing Authority of the County of King Workforce Housing Preservation Pooled Refunding Revenue Bonds 2021	4.00	10-1-2027	300,000	317,231
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2025	500,000	532,251
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2026	730,000	789,002
				1,638,484
Miscellaneous revenue: 0.06%
FYI Properties Refunding Bond State of Washington District Project	5.00	6-1-2027	1,000,000	1,114,228
Tax revenue: 0.11%
Central Puget Sound Washington Regional Refunding & Improvement Series S-1	5.00	11-1-2036	2,110,000	2,302,075
Utilities revenue: 1.27%
Seattle WA Municipal Light & Power Refunding Bond Series B (SIFMA Municipal Swap +0.25%) ±	1.23	5-1-2045	2,750,000	2,717,845
Seattle WA Municipal Light & Power Refunding Bond Series C-1 (SIFMA Municipal Swap +0.49%) ±	1.47	11-1-2046	23,190,000	23,208,443
				25,926,288
				54,739,289
West Virginia: 0.10%
GO revenue: 0.10%
Berkeley County WV Board of Education Public School Series 2020	2.00	5-1-2023	1,000,000	1,002,794
Berkeley County WV Board of Education Public School Series 2020	2.00	5-1-2024	1,000,000	995,986
				1,998,780
The accompanying notes are an integral part of these financial statements.

47  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Wisconsin: 3.05%
Airport revenue: 0.08%
Wisconsin Airport Facilities PFA Senior Obligation Group Series B	5.00%	7-1-2022	$ 1,655,000	$ 1,655,000
Health revenue: 2.49%
Entrance Fee Principal PFA Searstone Project Series B-2	2.25	6-1-2027	1,845,000	1,664,804
Wisconsin HEFA Advocate Aurora Health Credit Group Series B-3	5.00	8-15-2054	2,000,000	2,104,045
Wisconsin HEFA Advocate Aurora Health Credit Group Series B-4	5.00	8-15-2054	1,450,000	1,537,609
Wisconsin HEFA Advocate Aurora Health Credit Group Series C-4 (SIFMA Municipal Swap +0.65%) ±	1.63	8-15-2054	4,200,000	4,183,612
Wisconsin HEFA Ascension Health Alliance	5.00	11-15-2033	12,000,000	12,740,447
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2025	1,000,000	1,058,557
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2026	1,060,000	1,136,734
Wisconsin HEFA Marshfield Clinic Health System Incorporated	5.00	2-15-2052	3,000,000	3,163,294
Wisconsin HEFA Marshfield Clinic Health System Incorporated Series B2	5.00	2-15-2051	18,300,000	19,891,216
Wisconsin HEFA Saint John's Communities Incorporated Series 2022%%	4.00	9-15-2026	795,000	789,779
Wisconsin HEFA Saint John's Communities Incorporated Series 2022%%	4.00	9-15-2028	860,000	842,920
Wisconsin HEFA Saint John's Communities Incorporated Series B	4.00	9-15-2027	140,000	137,864
Wisconsin HEFA Saint John's Communities Incorporated Series B	4.00	9-15-2028	195,000	190,491
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2024	155,000	156,886
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2025	245,000	248,499
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2026	355,000	360,486
Wisconsin Revenue Bonds PFA Series 2021A	5.00	6-1-2027	200,000	215,935
Wisconsin Revenue Bonds PFA Series 2021A	5.00	6-1-2028	225,000	243,885
				50,667,063
Miscellaneous revenue: 0.41%
Wisconsin Refunding Bond Series A	5.00	5-1-2023	8,015,000	8,238,182
Water & sewer revenue: 0.07%
Clayton WI Water System and Sewer System Series C	2.00	6-1-2026	1,600,000	1,520,226
				62,080,471
Total Municipal obligations (Cost $2,058,798,870)				2,016,805,406

		Yield	Shares
Short-term investments: 0.21%
Investment companies: 0.21%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.85	4,261,754	4,264,311
Total Short-term investments (Cost $4,264,212)				4,264,311
Total investments in securities (Cost $2,087,463,082)	100.50%			2,045,469,717
Other assets and liabilities, net	(0.50)			(10,206,316)
Total net assets	100.00%			$2,035,263,401

The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  48

Portfolio of investments—June 30, 2022

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
BHAC	Berkshire Hathaway Assurance Corporation
CAB	Capital appreciation bond
CCAB	Convertible capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCFA	Pollution Control Financing Authority
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

49  |  Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$41,242,575	$1,082,039,956	$(1,119,034,663)	$16,344	$99	$4,264,311	4,261,754	$44,940
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  50

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $2,083,198,870)	$ 2,041,205,406
Investments in affiliated securities, at value (cost $4,264,212)	4,264,311
Cash	8,047,846
Receivable for interest	17,524,320
Receivable for investments sold	10,119,609
Receivable for Fund shares sold	1,656,321
Total assets	2,082,817,813
Liabilities
Payable for when-issued transactions	33,111,941
Payable for investments purchased	6,500,000
Payable for Fund shares redeemed	6,292,634
Management fee payable	477,391
Dividends payable	347,312
Administration fees payable	156,316
Distribution fee payable	3,128
Trustees’ fees and expenses payable	1,591
Accrued expenses and other liabilities	664,099
Total liabilities	47,554,412
Total net assets	$2,035,263,401
Net assets consist of
Paid-in capital	$ 2,137,164,925
Total distributable loss	(101,901,524)
Total net assets	$2,035,263,401
Computation of net asset value and offering price per share
Net assets – Class A	$ 522,582,064
Shares outstanding – Class A1	54,768,196
Net asset value per share – Class A	$9.54
Maximum offering price per share – Class A2	$9.73
Net assets – Class C	$ 5,057,670
Shares outstanding – Class C1	530,069
Net asset value per share – Class C	$9.54
Net assets – Class R6	$ 346,079,766
Shares outstanding – Class R6[1]	36,201,414
Net asset value per share – Class R6	$9.56
Net assets – Administrator Class	$ 6,372,296
Shares outstanding – Administrator Class[1]	668,012
Net asset value per share – Administrator Class	$9.54
Net assets – Institutional Class	$ 1,155,171,605
Shares outstanding – Institutional Class[1]	120,839,626
Net asset value per share – Institutional Class	$9.56
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

51  |  Allspring Short-Term Municipal Bond Fund

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 40,464,675
Income from affiliated securities	44,940
Total investment income	40,509,615
Expenses
Management fee	8,072,405
Administration fees
Class A	980,612
Class C	8,811
Class R6	133,949
Administrator Class	8,693
Institutional Class	1,066,651
Shareholder servicing fees
Class A	1,528,271
Class C	13,677
Administrator Class	21,332
Distribution fee
Class C	41,019
Custody and accounting fees	99,555
Professional fees	69,074
Registration fees	132,477
Shareholder report expenses	79,164
Trustees’ fees and expenses	20,033
Other fees and expenses	48,716
Total expenses	12,324,439
Less: Fee waivers and/or expense reimbursements
Fund-level	(769,262)
Class A	(674,170)
Class C	(5,507)
Administrator Class	(6,085)
Net expenses	10,869,415
Net investment income	29,640,200
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(6,822,881)
Affiliated securities	16,344
Net realized losses on investments	(6,806,537)
Net change in unrealized gains (losses) on
Unaffiliated securities	(94,969,301)
Affiliated securities	99
Net change in unrealized gains (losses) on investments	(94,969,202)
Net realized and unrealized gains (losses) on investments	(101,775,739)
Net decrease in net assets resulting from operations	$ (72,135,539)
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  52

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 29,640,200		$ 38,727,118
Net realized gains (losses) on investments		(6,806,537)		362,169
Net change in unrealized gains (losses) on investments		(94,969,202)		13,129,059
Net increase (decrease) in net assets resulting from operations		(72,135,539)		52,218,346
Distributions to shareholders from
Net investment income and net realized gains
Class A		(6,448,479)		(8,650,299)
Class C		(16,609)		(45,155)
Class R6		(5,926,588)		(7,553,665)
Administrator Class		(101,255)		(174,423)
Institutional Class		(17,109,887)		(22,698,377)
Total distributions to shareholders		(29,602,818)		(39,121,919)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,411,821	53,085,084	9,382,943	93,467,640
Class C	93,167	892,311	123,795	1,233,557
Class R6	22,206,656	219,388,068	14,404,730	143,772,237
Administrator Class	16,337	160,666	530,194	5,285,151
Institutional Class	60,814,199	595,839,440	53,939,339	538,375,527
		869,365,569		782,134,112
Reinvestment of distributions
Class A	634,297	6,198,439	837,695	8,344,092
Class C	1,676	16,314	4,355	43,381
Class R6	248,231	2,427,229	391,799	3,909,923
Administrator Class	9,270	90,839	16,340	162,837
Institutional Class	1,635,626	16,004,191	1,938,996	19,350,456
		24,737,012		31,810,689
Payment for shares redeemed
Class A	(20,151,656)	(197,188,295)	(16,283,444)	(162,192,261)
Class C	(264,125)	(2,599,228)	(1,129,453)	(11,242,141)
Class R6	(30,322,260)	(296,291,525)	(33,755,005)	(337,160,574)
Administrator Class	(653,324)	(6,439,085)	(1,120,885)	(11,177,262)
Institutional Class	(81,039,965)	(790,136,658)	(109,671,860)	(1,094,609,637)
		(1,292,654,791)		(1,616,381,875)
Net decrease in net assets resulting from capital share transactions		(398,552,210)		(802,437,074)
Total decrease in net assets		(500,290,567)		(789,340,647)
Net assets
Beginning of period		2,535,553,968		3,324,894,615
End of period		$ 2,035,263,401		$ 2,535,553,968
The accompanying notes are an integral part of these financial statements.

53  |  Allspring Short-Term Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.95	$9.92	$9.92	$9.83	$9.85
Net investment income	0.10	0.12	0.15	0.15	0.13
Net realized and unrealized gains (losses) on investments	(0.41)	0.03	(0.01)	0.10	(0.02)
Total from investment operations	(0.31)	0.15	0.14	0.25	0.11
Distributions to shareholders from
Net investment income	(0.10)	(0.12)	(0.14)	(0.16)	(0.13)
Tax basis return of capital	0.00	0.00	0.00	(0.00) [1]	0.00
Total distributions to shareholders	(0.10)	(0.12)	(0.14)	(0.16)	(0.13)
Net asset value, end of period	$9.54	$9.95	$9.92	$9.92	$9.83
Total return[2]	(3.09)%	1.52%	1.47%	2.57%	1.15%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%	0.76%	0.76%	0.77%
Net expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	1.05%	1.20%	1.52%	1.59%	1.34%
Supplemental data
Portfolio turnover rate	28%	20%	35%	33%	31%
Net assets, end of period (000s omitted)	$522,582	$685,618	$743,254	$991,514	$1,209,079

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  54

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.95	$9.92	$9.92	$9.83	$9.85
Net investment income	0.03	0.05	0.08	0.08	0.06
Net realized and unrealized gains (losses) on investments	(0.41)	0.03	(0.01)	0.10	(0.02)
Total from investment operations	(0.38)	0.08	0.07	0.18	0.04
Distributions to shareholders from
Net investment income	(0.03)	(0.05)	(0.07)	(0.09)	(0.06)
Tax basis return of capital	0.00	0.00	0.00	(0.00) [1]	0.00
Total distributions to shareholders	(0.03)	(0.05)	(0.07)	(0.09)	(0.06)
Net asset value, end of period	$9.54	$9.95	$9.92	$9.92	$9.83
Total return[2]	(3.82)%	0.76%	0.71%	1.81%	0.40%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.51%	1.50%	1.51%	1.52%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income	0.30%	0.45%	0.77%	0.84%	0.59%
Supplemental data
Portfolio turnover rate	28%	20%	35%	33%	31%
Net assets, end of period (000s omitted)	$5,058	$6,962	$16,870	$34,381	$48,101

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

55  |  Allspring Short-Term Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$9.97	$9.94	$9.94	$9.86
Net investment income	0.13	0.15	0.18	0.17
Net realized and unrealized gains (losses) on investments	(0.41)	0.03	(0.01)	0.08
Total from investment operations	(0.28)	0.18	0.17	0.25
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.17)	(0.17)
Tax basis return of capital	0.00	0.00	0.00	(0.00) [2]
Total distributions to shareholders	(0.13)	(0.15)	(0.17)	(0.17)
Net asset value, end of period	$9.56	$9.97	$9.94	$9.94
Total return[3]	(2.82)%	1.80%	1.75%	2.60%
Ratios to average net assets (annualized)
Gross expenses	0.38%	0.39%	0.38%	0.38%
Net expenses	0.35%	0.35%	0.35%	0.35%
Net investment income	1.33%	1.48%	1.80%	1.94%
Supplemental data
Portfolio turnover rate	28%	20%	35%	33%
Net assets, end of period (000s omitted)	$346,080	$439,530	$626,312	$787,524

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  56

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.96	$9.92	$9.93	$9.84	$9.86
Net investment income	0.12	0.12 [1]	0.16	0.16	0.14
Net realized and unrealized gains (losses) on investments	(0.42)	0.04	(0.02)	0.09	(0.02)
Total from investment operations	(0.30)	0.16	0.14	0.25	0.12
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	(0.15)	(0.16)	(0.14)
Tax basis return of capital	0.00	0.00	0.00	(0.00) [2]	0.00
Total distributions to shareholders	(0.12)	(0.12)	(0.15)	(0.16)	(0.14)
Net asset value, end of period	$9.54	$9.96	$9.92	$9.93	$9.84
Total return	(3.08)%	1.65%	1.39%	2.60%	1.18%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.71%	0.69%	0.70%	0.71%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.07%	1.23%	1.55%	1.62%	1.36%
Supplemental data
Portfolio turnover rate	28%	20%	35%	33%	31%
Net assets, end of period (000s omitted)	$6,372	$12,906	$18,560	$35,517	$44,186

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

57  |  Allspring Short-Term Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.97	$9.94	$9.94	$9.85	$9.87
Net investment income	0.13	0.14	0.17	0.18	0.16
Net realized and unrealized gains (losses) on investments	(0.41)	0.03	(0.00) [1]	0.09	(0.02)
Total from investment operations	(0.28)	0.17	0.17	0.27	0.14
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.17)	(0.18)	(0.16)
Tax basis return of capital	0.00	0.00	0.00	(0.00) [2]	0.00
Total distributions to shareholders	(0.13)	(0.14)	(0.17)	(0.18)	(0.16)
Net asset value, end of period	$9.56	$9.97	$9.94	$9.94	$9.85
Total return	(2.86)%	1.75%	1.70%	2.81%	1.39%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.44%	0.43%	0.43%	0.44%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.29%	1.42%	1.74%	1.80%	1.58%
Supplemental data
Portfolio turnover rate	28%	20%	35%	33%	31%
Net assets, end of period (000s omitted)	$1,155,172	$1,390,537	$1,919,898	$2,159,113	$3,421,249

[1]	Amount is more than $(0.005)
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Municipal Bond Fund  |  58

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short-Term Municipal Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

59  |  Allspring Short-Term Municipal Bond Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $2,087,463,084 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 3,791,047
Gross unrealized losses	(45,784,414)
Net unrealized losses	$(41,993,367)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $9,327,297 in short-term capital losses and $51,153,537 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Short-Term Municipal Bond Fund  |  60

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 24,400,000	$0	$ 24,400,000
Municipal obligations	0	2,016,805,406	0	2,016,805,406
Short-term investments
Investment companies	4,264,311	0	0	4,264,311
Total assets	$4,264,311	$2,041,205,406	$0	$2,045,469,717
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

61  |  Allspring Short-Term Municipal Bond Fund

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.63%
Class C	1.38
Class R6	0.35
Administrator Class	0.60
Institutional Class	0.40
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $1,436 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $136,525,000, $192,097,348 and $(975,800) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $788,800,482 and $612,993,754, respectively.

Allspring Short-Term Municipal Bond Fund  |  62

Notes to financial statements
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $29,602,818 and $39,121,919 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$929,920	$(41,993,367)	$(60,480,834)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

63  |  Allspring Short-Term Municipal Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Short-Term Municipal Bond Fund (formerly, Wells Fargo Short-Term Municipal Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

Allspring Short-Term Municipal Bond Fund  |  64

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

65  |  Allspring Short-Term Municipal Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Short-Term Municipal Bond Fund  |  66

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

67  |  Allspring Short-Term Municipal Bond Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Short-Term Municipal Bond Fund  |  68

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

69  |  Allspring Short-Term Municipal Bond Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00667 08-22
A256/AR256 06-22

Annual Report
June 30, 2022
Allspring
Strategic Municipal Bond Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Strategic Municipal Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Strategic Municipal Bond Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Strategic Municipal Bond Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Strategic Municipal Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from regular federal income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Nicholos Venditti
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (VMPAX)	12-1-1994	-9.45	0.33	1.24	-5.66	1.15	1.65	0.79	0.79
Class C (DHICX)	8-18-1997	-7.34	0.39	1.05	-6.34	0.39	1.05	1.54	1.54
Class R6 (VMPRX)[3]	7-31-2018	–	–	–	-5.30	1.48	1.88	0.41	0.41
Administrator Class (VMPYX)	10-6-1997	–	–	–	-5.46	1.29	1.78	0.73	0.68
Institutional Class (STRIX)[4]	11-30-2012	–	–	–	-5.25	1.48	1.98	0.46	0.46
Bloomberg Short-Intermediate Municipal Bond Index[5]	–	–	–	–	-4.91	1.25	1.63	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.43% for Class R6, 0.68% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[5]	The Bloomberg Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S. dollar–denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prefunded bonds. You cannot invest directly in an index.

6  |  Allspring Strategic Municipal Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax. Any capital gains distributions may be taxable.

Allspring Strategic Municipal Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2022.
■	Credit-quality positioning was the largest detractor from relative performance as we were overweight lower-quality investment-grade and high-yield bonds, which underperformed higher-quality investment-grade bonds. Yield-curve positioning also detracted from performance as our overweight to the longest bonds underperformed. Broadly, the Fund maintained an underweight to general obligation (GO) bonds and an overweight to revenue bonds, which detracted from relative performance versus the benchmark.
■	The Fund maintained a short duration position throughout the period, which added to performance. Sector selection was also slightly positive for the period.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory” but eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future monetary policy actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of more than 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75% as the U.S. Federal Reserve (Fed) attempts to curb record-high inflation while avoiding recession.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. fixed income yields rose dramactically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first

8  |  Allspring Strategic Municipal Bond Fund

Performance highlights (unaudited)
half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index* fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal bond investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors may return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
The Fed’s decision to aggressively raise rates in response to historic levels of inflation has been the largest influencer of Fund performance in the past 12 months. We believe the Fed will continue its monetary tightening policy well into the second half of 2022 and beyond. While employment remains strong and inflation remains high, the Fed must remain ready to act in order to maintain price stability. Fund performance was hurt by credit spread widening over the past 12 months as lower-rated bonds have underperformed. Longer term, we remain cognizant of the potential risks of rising interest rates and a slowing economy and maintain our relative-value, buy-and-hold investment approach, which we believe should benefit the Fund over the economic cycle.
Duration and sector allocation contributed to performance, while credit quality and security selection detracted.
The Fund maintained a short-duration position relative to the benchmark throughout the trailing 12-month period, which contributed to relative performance as rates increased along the yield curve. In preparation for the strong summer-technical environment, the Fund lengthened duration toward the end of the period.
Yield-curve positioning was relatively neutral for the period. Contributors included an overweight allocation to the very front end of the curve and underweights to bonds within the 4- to 8-year space. This effect was generally offset by underweight allocations to bonds in the 1- to 4-year space and overweights to credits with maturities greater than 8 years.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The reversal of unprecedented technical forces in 2021 and Fed rate increases has led to significant municipal outflows thus far in 2022, causing credit spreads to widen substantially. Lower-quality investment-grade and high-yield bonds, which we are overweight, underperformed relative to higher-quality investment-grade bonds.
Sector allocation within the Fund was slightly positive in the past year. An overweight allocation to the housing sector and an underweight allocation to the leasing sector benefited performance. Broadly speaking, the Fund’s underweight allocation to GO bonds and overweight allocation to revenue bonds detracted from performance.
Our outlook is for long-term interest rates to increase as employment and GDP growth battle with inflation and recessionary expectations.
Fundamental credit factors remain strong in the municipal bond market as municipal credit is the strongest it has been in decades. While we anticipate further Fed rate increases in order to combat higher-than-average inflation, these actions should only modestly affect municipal credit quality. We believe the Fed will continue its monetary tightening policy well into the second half of 2022 and target an eventual federal funds rate near 3.5%.
The outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

*	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Allspring Strategic Municipal Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 943.56	$3.81	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96	0.79%
Class C
Actual	$1,000.00	$ 940.27	$7.41	1.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.70	1.54%
Class R6
Actual	$1,000.00	$ 945.34	$1.98	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.06	0.41%
Administrator Class
Actual	$1,000.00	$ 944.08	$3.28	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$ 945.11	$2.22	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.31	0.46%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 96.83%
Alabama: 1.98%
Health revenue: 0.22%
Birmingham AL Special Care Facilities Ascension Senior Credit Group Series C-1	1.85%	11-15-2046	$ 5,395,000	$ 5,396,707
Housing revenue: 0.39%
Alabama HFA MFHR South Oak Residences Series A	1.25	12-1-2025	10,000,000	9,630,343
Industrial development revenue: 0.15%
Selma AL Industrial Development Board Refunding Bonds Gulf Opportunity Zone International Paper Company	2.00	11-1-2033	3,675,000	3,585,348
Utilities revenue: 1.22%
Black Belt Energy Gas District Alabama Gas Prepay Series A	4.00	12-1-2048	2,000,000	2,034,863
Black Belt Energy Gas District Alabama Gas Project #6 Series B	4.00	10-1-2052	6,500,000	6,578,605
Lower Alabama Gas Supply District Project #2	4.00	12-1-2050	8,660,000	8,787,886
Southeast Alabama Gas Supply District Project #2 Series 2018A	4.00	6-1-2049	12,150,000	12,269,138
				29,670,492
				48,282,890
Alaska: 0.35%
Health revenue: 0.23%
Alaska IDA & Export Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2027	1,455,000	1,582,344
Alaska IDA & Export Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2028	1,530,000	1,675,369
Alaska IDA & Export Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2029	2,220,000	2,447,711
				5,705,424
Utilities revenue: 0.12%
Alaska IDA & Export Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2023	2,835,000	2,871,159
				8,576,583
Arizona: 2.31%
Education revenue: 0.64%
Arizona Board of Regents University Arizona System Revenue Refunding Bonds Speed Series C	5.00	8-1-2023	1,000,000	1,034,717
Arizona Board of Regents University Arizona System Revenue Refunding Bonds Speed Series C	5.00	8-1-2025	600,000	646,145
Arizona IDA Education Revenue Agribusiness & Equine Center Incorporated Project Series 2017B 144Aøø	4.00	3-1-2027	995,000	977,542
Arizona IDA Education Revenue Jerome Facility Project Series B	4.00	7-1-2034	230,000	213,010
Arizona IDA Education Revenue Jerome Facility Project Series B	5.00	7-1-2029	160,000	164,850
Arizona IDA Education Revenue Jerome Facility Project Series B	5.00	7-1-2030	190,000	195,137
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Arizona IDA Education Revenue Jerome Facility Project Series B	5.00%	7-1-2031	$ 200,000	$ 204,747
Arizona IDA Education Revenue Jerome Facility Project Series B	5.00	7-1-2032	210,000	214,489
Arizona IDA Education Revenue Jerome Facility Project Series B	5.00	7-1-2033	220,000	224,258
Arizona IDA Education Revenue Leman Academy of Excellence Incorporated Parker Colorado Campus Project Series A 144A	4.50	7-1-2029	765,000	745,305
Pima County AZ IDA American Leadership Academy Project Series 2015 144A	4.60	6-15-2025	605,000	610,562
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2022	710,000	710,000
Pima County AZ IDA Education Revenue Refunding Bonds 144A	4.00	6-15-2026	2,585,000	2,558,007
Pima County AZ IDA Education Revenue Refunding Bonds 144A	4.00	6-15-2028	2,785,000	2,705,939
Pima County AZ IDA Education Revenue Refunding Bonds American Leadership Project 144A	4.00	6-15-2024	2,140,000	2,144,327
Pima County AZ IDA Education Revenue Refunding Bonds Facility Edkey Charter 144A	3.50	7-1-2025	1,985,000	1,946,033
Pima County AZ IDA Noah Webster Schools Project Series A	5.50	12-15-2023	415,000	420,704
				15,715,772
Health revenue: 0.66%
Arizona Health Facilities Authority Banner Health Series B (SIFMA Municipal Swap +0.25%) ±	1.23	1-1-2046	5,000,000	4,862,533
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00	1-1-2023	1,120,000	1,137,475
Maricopa County AZ IDA Senior Living Facilities Christian Care Surprise Incorporated Project 144A	5.00	1-1-2026	3,420,000	3,090,763
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.57%) ±	1.48	1-1-2035	5,485,000	5,450,362
Tempe AZ IDA Friendship Village of Tempe Project Series A	4.00	12-1-2022	205,000	205,253
Tempe AZ IDA Friendship Village of Tempe Project Series A	4.00	12-1-2023	215,000	214,674
Tempe AZ IDA Friendship Village of Tempe Project Series A	4.00	12-1-2024	220,000	218,946
Tempe AZ IDA Friendship Village of Tempe Project Series A	4.00	12-1-2025	270,000	266,946
Tempe AZ IDA Friendship Village of Tempe Project Series A	4.00	12-1-2026	245,000	239,667
Tempe AZ IDA Friendship Village of Tempe Project Series A	4.00	12-1-2027	350,000	338,411
				16,025,030
Industrial development revenue: 0.50%
Chandler AZ IDA Intel Corporation Project	5.00	6-1-2049	11,645,000	12,186,652
Miscellaneous revenue: 0.51%
Arizona IDA Revenue Lincoln South Beltway Project	5.00	2-1-2027	1,255,000	1,379,663
Arizona IDA Revenue Lincoln South Beltway Project	5.00	5-1-2027	1,125,000	1,241,426
Arizona IDA Revenue Lincoln South Beltway Project	5.00	8-1-2027	1,205,000	1,334,224
Arizona IDA Revenue Lincoln South Beltway Project	5.00	11-1-2027	1,000,000	1,110,282
Navajo Nation Series A 144A	4.00	12-1-2022	3,235,000	3,240,836
Navajo Nation Series A 144A	5.00	12-1-2025	4,110,000	4,240,891
				12,547,322
				56,474,776
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Arkansas: 0.10%
Tax revenue: 0.10%
Bentonville AR Sales & Use Tax Refunding and Improvement Bonds Series 2021B	1.05%	11-1-2046	$ 2,240,000	$ 2,155,821
Cabot AR Sales & Use Tax Refunding Bonds Series B	4.00	12-1-2029	230,000	246,298
Cabot AR Sales & Use Tax Refunding Bonds Series B	4.00	12-1-2030	125,000	133,248
				2,535,367
California: 2.98%
Airport revenue: 0.13%
Port of Oakland AMT Series H	5.00	5-1-2024	225,000	237,044
Port of Oakland AMT Series H	5.00	5-1-2024	2,875,000	3,013,045
				3,250,089
Education revenue: 0.45%
California Municipal Finance Authority Charter School Nova Academy Project Series 2016A 144A	4.00	6-15-2026	525,000	521,021
California School Finance Authority Charter School Rocketship Education Obligated Group Series 2017A 144A	4.50	6-1-2027	250,000	253,657
The Regents of the University of California Series 2013AI	5.00	5-15-2033	10,000,000	10,251,007
				11,025,685
GO revenue: 0.45%
California Series A (State Street Bank & Trust Company LOC) ø	0.78	5-1-2048	11,100,000	11,100,000
Health revenue: 0.82%
California CDA Health Facilities Catholic Series D (AGM Insured) €	0.88	7-1-2041	8,700,000	8,700,000
California CDA Health Facilities Catholic Series E (AGM Insured) €	1.39	7-1-2040	8,525,000	8,525,000
California PFA Revenue Henry Mayo Newhall Hospital Series A	4.00	10-15-2026	415,000	424,469
California PFA Revenue Henry Mayo Newhall Hospital Series A	4.00	10-15-2027	400,000	407,837
California PFA Senior Living Revenue Refunding Bond Enso Village Project Series A 144A	5.00	11-15-2036	1,000,000	984,843
California PFA Senior Living Revenue Refunding Bond Enso Village Project Series B2 144A	2.38	11-15-2028	1,000,000	917,989
				19,960,138
Housing revenue: 0.16%
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	1,441,195	1,424,695
California Municipal Finance Authority Orchard Park Student Housing Project Series 2021 (BAM Insured)	5.00	5-15-2024	500,000	522,528
California Municipal Finance Authority Orchard Park Student Housing Project Series 2021 (BAM Insured)	5.00	5-15-2025	400,000	423,205
California Municipal Finance Authority Orchard Park Student Housing Project Series 2021 (BAM Insured)	5.00	5-15-2026	400,000	428,577
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
California Municipal Finance Authority Orchard Park Student Housing Project Series 2021 (BAM Insured)	5.00%	5-15-2027	$ 500,000	$ 541,214
California Municipal Finance Authority Orchard Park Student Housing Project Series 2021 (BAM Insured)	5.00	5-15-2028	400,000	435,472
				3,775,691
Miscellaneous revenue: 0.17%
California Infrastructure and Economic Development Bank J Paul Getty Trust Series 2021-B2	3.00	10-1-2047	1,000,000	1,014,811
Compton CA PFA Refunding Bond 144A	4.00	9-1-2022	1,175,000	1,175,748
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2024	310,000	318,193
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2026	350,000	364,516
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2036	800,000	805,870
Tender Option Bond Trust Receipts/Floater Certificates Series 2021-XG0318 (Deutsche Bank LIQ) 144Aø	1.04	6-15-2055	497,500	497,500
				4,176,638
Tax revenue: 0.06%
Riverside County CA Public Financing Project Area #1 (BAM Insured)	5.00	10-1-2026	1,250,000	1,345,876
Transportation revenue: 0.63%
Bay Area Toll Authority Toll Bridge San Francisco Bay Area Series C (SIFMA Municipal Swap +0.45%) ±	1.43	4-1-2056	2,000,000	1,959,256
Bay Area Toll Authority Toll Bridge San Francisco Bay Area Series D (SIFMA Municipal Swap +0.30%) ±	1.28	4-1-2056	14,000,000	13,534,660
				15,493,916
Utilities revenue: 0.11%
California Community Choice Financing Authority Clean Energy Project Green Bond Series B-1	4.00	2-1-2052	2,600,000	2,598,111
				72,726,144
Colorado: 1.01%
Airport revenue: 0.23%
Denver CO City & County Airport System Revenue Series 2012B	5.00	12-1-2030	5,000,000	5,536,248
Education revenue: 0.32%
Colorado ECFA Charter School New Summit Charter 144A	4.00	7-1-2031	310,000	289,909
Colorado ECFA Eagle Ridge Academy Project 144A	3.63	11-1-2026	1,250,000	1,250,224
Colorado ECFA Rocky Mountain Classical Academy Project	6.38	9-1-2023	630,000	649,614
Colorado School of Mines Institutional Enterprise Refunding Bonds Series 2018A (1 Month LIBOR +0.50%) ±	1.21	2-1-2023	5,595,000	5,575,960
				7,765,707
GO revenue: 0.14%
Aviation Station North Metropolitan District #2 Colorado Improvement & Refunding Bonds Limited Tax Series A	4.00	12-1-2029	500,000	472,611
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2025	1,000,000	1,071,816
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Mirabelle Metropolitan District #2 Colorado Senior Series A	5.00%	12-1-2039	$ 700,000	$ 662,577
Peak Metropolitan District #1 Colorado Limited Tax Series A 144A	4.00	12-1-2035	500,000	430,790
Sterling Ranch Community Authority Board Colorado Supported Revenue Refunding Bonds and Improvement Limited Tax District #2	3.38	12-1-2030	500,000	433,503
Thompson Crossing Metropolitan District #4 Colorado Improvement & Refunding Bonds Limited Tax	3.50	12-1-2029	515,000	467,510
				3,538,807
Health revenue: 0.13%
Colorado Health Facilities Authority Hospital CommonSpirit Health Series B-2	5.00	8-1-2049	3,000,000	3,170,162
Miscellaneous revenue: 0.07%
Colorado Bridge Enterprise Senior Revenue Bonds AMT Central 70 Project Private Activity Bond	4.00	12-31-2024	1,610,000	1,663,514
Tax revenue: 0.09%
Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2022	1,940,000	1,948,377
Pueblo CO Urban Renewal Authority Evraz Project Series B 144A¤	0.00	12-1-2025	200,000	165,983
				2,114,360
Transportation revenue: 0.03%
Colorado E-470 Public Highway Authority Senior Revenue Bond Series 2020-A	5.00	9-1-2040	800,000	835,052
				24,623,850
Connecticut: 2.27%
Education revenue: 0.23%
Connecticut HEFA University of Hartford Project Series N	5.00	7-1-2026	575,000	600,134
Connecticut HEFA University of Hartford Project Series N	5.00	7-1-2027	430,000	450,921
Connecticut HEFA University of Hartford Project Series N	5.00	7-1-2028	530,000	555,400
Connecticut HEFAR Yale University Issue Series A-2	2.00	7-1-2042	1,500,000	1,453,993
Connecticut Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2025	480,000	522,560
Connecticut Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2026	385,000	427,139
Connecticut Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2026	940,000	1,025,617
Connecticut Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2027	125,000	138,682
Connecticut Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2027	500,000	551,238
				5,725,684
GO revenue: 0.37%
Bridgeport CT Series A	5.00	6-1-2026	1,220,000	1,330,923
Bridgeport CT Series A	5.00	6-1-2027	1,425,000	1,573,224
Bridgeport CT Series A	5.00	6-1-2028	1,605,000	1,790,580
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Hartford CT Series A	5.00%	4-1-2025	$ 2,500,000	$ 2,551,954
Hartford CT Series A	5.00	4-1-2027	1,650,000	1,681,820
				8,928,501
Health revenue: 0.37%
Connecticut HEFA Revenue Hartford Healthcare Series B-2	5.00	7-1-2053	7,800,000	8,540,673
Connecticut HEFA Revenue McLean Affiliates Incorporated Series B-2 144A	2.75	1-1-2026	650,000	625,629
				9,166,302
Tax revenue: 1.30%
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series A	5.00	8-1-2029	17,125,000	18,302,145
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series B	5.00	10-1-2030	3,000,000	3,351,035
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series B	5.00	10-1-2031	9,000,000	10,001,195
				31,654,375
				55,474,862
Delaware: 0.05%
Education revenue: 0.05%
Delaware EDA Odyssey Charter School Project Series A 144A	6.25	9-1-2025	1,225,000	1,268,400
District of Columbia: 0.51%
Airport revenue: 0.27%
Metropolitan Washington DC Airports Authority System Revenue Refunding Bond AMT Series A	5.00	10-1-2025	6,000,000	6,439,193
Education revenue: 0.08%
District of Columbia Revenue Two Rivers Public Charter School Incorporated	3.00	6-1-2030	1,100,000	1,005,098
District of Columbia Revenue Two Rivers Public Charter School Incorporated	4.00	6-1-2030	1,000,000	982,671
				1,987,769
Water & sewer revenue: 0.16%
District of Columbia Water and Sewer Authority Public Utility Subordinated Lien Bond Series C	1.75	10-1-2054	4,000,000	3,963,591
				12,390,553
Florida: 2.98%
Airport revenue: 0.75%
Broward County FL Port Facilities Revenue Refunding Bonds Series C	5.00	9-1-2027	2,330,000	2,614,773
Miami-Dade County FL Aviation Refunding Bonds AMT	5.00	10-1-2029	11,000,000	11,380,733
Miami-Dade County FL Aviation Refunding Bonds AMT	5.00	10-1-2030	1,325,000	1,374,524
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2032	1,385,000	1,452,241
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	1,500,000	1,572,825
				18,395,096
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue: 0.39%
Capital Trust Agency Educational Facilities Renaissance Charter School Incorporated Projects Series 2017A 144A	4.38%	6-15-2027	$ 955,000	$ 949,782
Capital Trust Agency Educational Facilities Renaissance Charter School Incorporated Projects Series 2019A 144A	4.00	6-15-2029	2,255,000	2,184,418
Capital Trust Agency Educational Facilities Renaissance Imagine School at Land O' Lakes 144A	3.00	12-15-2029	420,000	379,768
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Incorporated 144A	4.00	9-15-2030	470,000	454,331
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2027	650,000	696,829
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2028	1,050,000	1,129,519
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2029	1,000,000	1,077,274
Miami-Dade County FL IDA Youth Charter Schools Project Series 2015A 144A	5.00	9-15-2025	550,000	556,314
Palm Beach County FL Educational Facilities Authority Revenue Atlantic University Incorporated	4.00	10-1-2029	420,000	421,833
Palm Beach County FL Educational Facilities Authority Revenue Atlantic University Incorporated	4.00	10-1-2030	870,000	866,142
Palm Beach County FL Educational Facilities Authority Revenue Atlantic University Incorporated	4.00	10-1-2031	660,000	651,491
				9,367,701
Health revenue: 0.23%
Florida Development Finance Corporation Senior Living Revenue Mayflower Retirement Community 144A	1.75	6-1-2026	510,000	467,664
Palm Beach County FL HFA Revenue Toby and Leon Cooperman Sinai Residences Project	2.63	6-1-2025	4,000,000	3,796,715
St. Johns County FL IDA Senior Living Vicars Landing Project Series A	4.00	12-15-2029	225,000	206,672
St. Johns County FL IDA Senior Living Vicars Landing Project Series A	4.00	12-15-2030	200,000	181,587
St. Johns County FL IDA Senior Living Vicars Landing Project Series A	4.00	12-15-2031	205,000	183,557
St. Johns County FL IDA Senior Living Vicars Landing Project Series A	4.00	12-15-2036	1,000,000	840,266
				5,676,461
Housing revenue: 0.21%
Capital Trust Agency Florida College Park Towers Apartments Project (Department of Housing and Urban Development Insured)	1.25	5-1-2024	4,000,000	3,968,679
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2023	1,190,000	1,222,087
				5,190,766
Industrial development revenue: 0.16%
Escambia County FL Environmental Improvement Refunding Bonds International Paper Company Project Series B	2.00	11-1-2033	825,000	804,874
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue (continued)
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated	3.00%	6-1-2032	$ 1,500,000	$ 1,214,475
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	5-1-2029	2,000,000	1,941,384
				3,960,733
Miscellaneous revenue: 0.14%
Capital Trust Agency Florida College Park Towers Apartments Project 144A	4.00	6-15-2024	1,000,000	987,113
Capital Trust Agency Florida College Park Towers Apartments Project 144A	4.00	6-15-2025	350,000	342,013
Florida Village Community Development District #10 Special Assessment Bonds	5.13	5-1-2024	905,000	915,301
Florida Village Community Development District #13 Special Assessment Bonds	2.63	5-1-2024	250,000	243,980
Pinellas County FL IDA 2017 Foundation for Global Understanding Incorporated Project	5.00	7-1-2029	810,000	833,883
				3,322,290
Resource recovery revenue: 0.14%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	3,500,000	3,494,876
Transportation revenue: 0.06%
Osceola County FL Transportation Revenue Improvement & Refunding Bonds Osceola Parkway Series 2019A-1	5.00	10-1-2027	950,000	1,009,104
Osceola County FL Transportation Revenue Improvement & Refunding Bonds Osceola Parkway Series 2019A-1	5.00	10-1-2029	450,000	480,346
				1,489,450
Water & sewer revenue: 0.90%
Charlotte County FL IDA 144A	4.00	10-1-2041	1,250,000	1,001,639
North Sumter County Utility Dependent District Florida Utility Revenue Sumter Water Conservation Authority Project (AGM Insured)	5.00	10-1-2029	1,055,000	1,206,874
North Sumter County Utility Dependent District Florida Utility Revenue Sumter Water Conservation Authority Project (AGM Insured)	5.00	10-1-2030	1,760,000	2,030,015
North Sumter County Utility Dependent District Florida Utility Revenue Sumter Water Conservation Authority Project (AGM Insured)	5.00	10-1-2031	1,980,000	2,294,110
North Sumter County Utility Dependent District Florida Utility Revenue Sumter Water Conservation Authority Project (AGM Insured)	5.00	10-1-2032	2,080,000	2,400,087
Tohopekaliga Water Authority Florida Utility System Series 2020 144A	5.00	10-1-2025	12,000,000	13,061,582
				21,994,307
				72,891,680
Georgia: 5.48%
Health revenue: 0.12%
Fulton County GA Residential Care Facilities Elderly Authority Revenue Entrance Fee Canterbury Court 144A	2.25	10-1-2028	3,665,000	3,070,621
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.19%
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	3.63%	1-1-2031	$ 2,000,000	$ 1,764,478
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	5.00	1-1-2036	1,750,000	1,654,520
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	5.00	1-1-2054	1,500,000	1,283,359
				4,702,357
Transportation revenue: 0.05%
Georgia Road & Tollway Authority I-75 S Express Lanes Project Series A 144A¤	0.00	6-1-2024	1,300,000	1,230,240
Utilities revenue: 5.12%
Appling County Development Authority Oglethorpe Power Corporation Hatch Project	1.50	1-1-2038	2,500,000	2,395,965
Bartow County Development Authority Pollution Control Georgia Power Company Plant Bowen Project	1.55	8-1-2043	6,500,000	6,493,098
Bartow County Development Authority Pollution Control Georgia Power Company Plant Bowen Project	1.80	9-1-2029	1,000,000	888,441
Bartow County Development Authority Pollution Control Georgia Power Company Plant Bowen Project	2.75	12-1-2032	4,950,000	4,945,807
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	3,000,000	3,011,443
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	14,955,000	14,986,202
Burke County GA Development Authority PCR Bonds Georgia Power Company Plant Vogtle Project	1.70	12-1-2049	3,500,000	3,389,592
Burke County GA Development Authority PCR Bonds Georgia Power Company Plant Vogtle Project	2.25	10-1-2032	1,500,000	1,490,803
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2023	625,000	638,390
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2024	350,000	366,594
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2025	400,000	425,162
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2026	600,000	647,667
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2027	700,000	767,061
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2028	850,000	941,895
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2029	1,000,000	1,118,662
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2030	1,100,000	1,240,916
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2031	1,000,000	1,119,005
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2032	1,000,000	1,111,169
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022A	4.00	12-1-2028	3,000,000	3,019,127
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022A	4.00	12-1-2029	4,500,000	4,495,824
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022C 144A	4.00	8-1-2052	23,000,000	22,620,799
Main Street Natural Gas Incorporated Georgia Gas Project Series B	4.00	8-1-2049	10,000,000	10,281,218
Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	3-1-2050	10,235,000	10,267,607
Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	5-1-2052	7,265,000	7,273,208
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	2,640,000	2,686,251
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	1.46	4-1-2048	4,700,000	4,666,101
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Municipal Electric Authority Georgia General Resolution Projects Subordinate Bonds Series A	5.00%	1-1-2028	$ 1,035,000	$ 1,136,937
Municipal Electric Authority Georgia General Resolution Projects Subordinated Bonds Series A	5.00	1-1-2027	1,010,000	1,097,451
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project J Series A (AGM Insured) %%	5.00	7-1-2030	350,000	388,287
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project J Series A (AGM Insured) %%	5.00	7-1-2032	1,100,000	1,223,156
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2027	300,000	325,976
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2028	400,000	439,396
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2029	400,000	438,879
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project P Series B	5.00	1-1-2028	1,000,000	1,090,567
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project P Series B	5.00	1-1-2029	910,000	993,267
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2027	1,150,000	1,249,573
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2028	1,270,000	1,395,082
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2029	1,140,000	1,259,137
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2030	1,025,000	1,123,429
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2031	1,385,000	1,511,328
				124,960,472
				133,963,690
Guam: 0.15%
Miscellaneous revenue: 0.08%
Guam Government Department Education Certificate of Participation Refunding Bonds John F Kennedy High School	3.63	2-1-2025	750,000	721,372
Guam Government Department Education Certificate of Participation Refunding Bonds John F Kennedy High School	4.25	2-1-2030	1,355,000	1,315,967
				2,037,339
Tax revenue: 0.07%
Guam Government Business Privilege Tax Refunding Bonds Series F	5.00	1-1-2030	750,000	790,598
Guam Government Business Privilege Tax Refunding Bonds Series F	5.00	1-1-2031	750,000	791,890
				1,582,488
				3,619,827
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Hawaii: 0.32%
Health revenue: 0.32%
Hawaii Department of Budget & Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	1.36%	7-1-2039	$ 7,880,000	$ 7,880,000
Illinois: 16.51%
Airport revenue: 2.17%
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2013A	5.50	1-1-2027	3,925,000	3,971,718
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2026	7,000,000	7,209,191
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2030	5,925,000	6,066,549
Chicago IL O'Hare International Airport AMT Passenger Facility Charge Refunding Bonds Series B	5.00	1-1-2032	5,125,000	5,132,934
Chicago IL O'Hare International Airport Customer Facility Charge	5.25	1-1-2023	1,350,000	1,372,566
Chicago IL O'Hare International Airport Customer Facility Charge	5.25	1-1-2024	1,665,000	1,691,042
Chicago IL O'Hare International Airport Passenger Facility Charge	4.00	1-1-2029	10,955,000	10,962,061
Chicago IL O'Hare International Airport Senior Lien Refunding Bonds Series 2013A	5.00	1-1-2026	2,690,000	2,726,366
Chicago IL O'Hare International Airport Senior Lien Refunding Bonds Series 2015A	5.00	1-1-2028	10,820,000	11,285,445
Chicago IL O'Hare International Airport Senior Lien Refunding Bonds Series 2017D	5.00	1-1-2025	2,450,000	2,590,102
				53,007,974
Education revenue: 1.14%
Illinois Finance Authority Charter School Revenue Series A 144A	4.00	7-1-2031	1,735,000	1,516,387
Illinois Finance Authority Charter School Revenue Series A 144A	5.00	7-1-2041	4,475,000	3,880,508
Illinois Finance Authority Revenue Refunding Bonds Bradley University Project Series C	5.00	8-1-2028	1,860,000	1,957,054
Illinois Finance Authority Revenue University Chicago Series A	5.00	10-1-2031	4,000,000	4,631,070
Illinois Finance Authority Revenue University Chicago Series A	5.00	10-1-2032	3,750,000	4,366,021
Southern Illinois University Board of Trustees Housing & Auxiliary Facilities System Series A (BAM Insured)	4.00	4-1-2028	725,000	753,463
Southern Illinois University Series A (BAM Insured) %%	5.00	4-1-2029	675,000	737,230
Southern Illinois University Series A (BAM Insured) %%	5.00	4-1-2030	800,000	874,442
Southern Illinois University Series A (BAM Insured) %%	5.00	4-1-2031	570,000	623,835
Southern Illinois University Series A (BAM Insured) %%	5.00	4-1-2032	500,000	545,450
University of Illinois Board of Trustees Auxiliary Facilities System Revenue Refunding Bonds Series 2013A	4.00	4-1-2030	5,000,000	5,006,128
University of Illinois Board of Trustees Auxiliary Facilities System Revenue Refunding Bonds Series 2013A	5.00	4-1-2026	3,000,000	3,056,548
				27,948,136
GO revenue: 6.51%
Berwyn IL Series A	5.00	12-1-2028	3,000,000	3,059,940
Berwyn IL Series A	5.00	12-1-2029	2,345,000	2,378,946
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Chicago IL Board of Education Dedicated Revenues Series A	5.00%	12-1-2031	$ 2,500,000	$ 2,615,057
Chicago IL Board of Education Dedicated Revenues Series A	5.00	12-1-2033	5,300,000	5,480,226
Chicago IL Board of Education Dedicated Revenues Series A	5.00	12-1-2034	1,500,000	1,547,535
Chicago IL Board of Education Unlimited Tax GO Refunding Bonds Series 2018A (AGM Insured)	5.00	12-1-2024	3,000,000	3,163,136
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2024	14,800,000	14,133,701
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2027	7,720,000	6,537,748
Chicago IL Park District GO Limited Series A	5.00	1-1-2023	800,000	811,774
Chicago IL Park District GO Limited Series A	5.00	1-1-2024	550,000	571,218
Chicago IL Park District GO Limited Series A	5.00	1-1-2025	625,000	659,193
Chicago IL Park District GO Limited Series C	5.00	1-1-2023	1,000,000	1,014,717
Chicago IL Park District GO Limited Series C	5.00	1-1-2024	410,000	425,817
Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2023	1,175,000	1,195,072
Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2022	1,235,000	1,248,784
Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2023	1,295,000	1,341,399
Chicago IL Refunding Bonds Project Series 2003B	5.13	1-1-2027	1,700,000	1,762,545
Chicago IL Refunding Bonds Project Series 2003B	5.50	1-1-2032	1,145,000	1,183,536
Chicago IL Refunding Bonds Project Series 2015C	5.00	1-1-2023	765,000	777,502
Chicago IL Series A	5.00	1-1-2025	2,000,000	2,076,464
Chicago IL Series A	5.00	1-1-2027	8,000,000	8,460,179
Chicago IL Series A	5.00	1-1-2028	6,125,000	6,506,645
Chicago IL Series C	5.00	1-1-2026	970,000	1,016,887
Chicago IL Unrefunded Balance Refunding Bonds Series C	5.00	1-1-2023	1,735,000	1,763,354
Cook County IL Community Consolidated School District #15 Limited Tax	5.00	12-1-2026	2,540,000	2,769,922
Cook County IL Refunding Bond Series A	5.00	11-15-2027	2,000,000	2,216,470
Cook County IL School District #153 Homewood Series A (AGM Insured) ¤	0.00	12-15-2023	1,225,000	1,183,767
Cook County IL School District #227 Rich Township Refunding Bonds Series 2015	3.00	12-1-2024	965,000	979,660
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00	12-1-2026	3,030,000	3,322,723
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00	12-1-2027	2,950,000	3,284,927
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00	12-1-2028	2,285,000	2,571,280
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2022	1,000,000	1,012,829
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2024	1,000,000	1,059,903
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2025	1,000,000	1,077,895
Cook County IL Series 2021A	5.00	11-15-2033	3,850,000	4,239,723
Cook County IL Series A (AGM Insured)	5.00	11-15-2026	3,000,000	3,287,465
Cook County IL Series A	5.00	11-15-2030	2,200,000	2,372,214
Decatur IL Macon County GO Refunding Bonds Series 2013	5.00	3-1-2024	1,405,000	1,434,692
DeKalb & Kane Counties IL Community Unit School District #427 Sycamore Prerefunded Bond Balance CAB (AGM Insured) ¤	0.00	1-1-2024	455,000	441,794
DeKalb & Kane Counties IL Community Unit School District #427 Sycamore Prerefunded Bond Balance CAB (AGM Insured) ¤	0.00	1-1-2024	2,345,000	2,276,941
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
DeKalb & Kane Counties IL Community Unit School District #427 Sycamore Prerefunded Bond Balance CAB (AGM Insured) ¤	0.00%	1-1-2024	$ 2,830,000	$ 2,717,705
DuPage & Cook Counties IL Township High School District #86 Hinsdale	4.00	1-15-2034	2,815,000	2,877,642
Illinois Land Refunding Bonds Series A	5.00	10-1-2026	3,000,000	3,209,762
Illinois Series 2016	5.00	11-1-2025	5,000,000	5,294,180
Illinois Series A	5.00	4-1-2023	3,500,000	3,565,132
Kane, Cook & DuPage Counties IL School District #46 Elgin Series 2015A	5.00	1-1-2028	1,555,000	1,620,806
Kane, Cook & DuPage Counties IL School District #46 Elgin Series 2015D	5.00	1-1-2032	1,025,000	1,067,609
Madison-Macoupin Etc Counties IL Community College District #536 Series A (BAM Insured)	5.00	11-1-2025	1,620,000	1,720,222
Madison-Macoupin Etc Counties IL Community College District #536 Series A (BAM Insured)	5.00	11-1-2026	1,410,000	1,496,242
Peoria County IL School District #150 Peoria Series A (AGM Insured)	4.00	12-1-2027	1,000,000	1,061,491
Peoria County IL School District #150 Peoria Series A (AGM Insured)	4.00	12-1-2028	950,000	1,004,992
Peoria County IL School District #150 Peoria Series A (AGM Insured)	4.00	12-1-2029	4,000,000	4,211,377
Rockford IL Waterworks System Series B (BAM Insured)	5.00	12-15-2022	1,065,000	1,081,071
Waukegan IL Series 2015A (AGM Insured)	5.00	12-30-2031	1,000,000	1,066,841
Will County IL	4.00	11-15-2035	2,490,000	2,521,349
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB (AGM Insured) ¤	0.00	1-1-2025	14,385,000	13,402,795
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB (AGM Insured) ¤	0.00	1-1-2026	8,695,000	7,827,941
				159,010,737
Health revenue: 0.26%
Illinois Finance Authority Revenue Bonds Advocate Health Care Network	4.00	11-1-2030	3,000,000	3,092,966
Illinois Finance Authority Revenue Bonds Lutheran Life Communities	4.00	11-1-2022	390,000	389,815
Illinois Finance Authority Revenue Bonds Lutheran Life Communities	4.00	11-1-2024	420,000	416,126
Illinois Finance Authority Revenue Bonds Series 2014	5.00	8-1-2038	1,520,000	1,609,358
Illinois Finance Authority Revenue Refunding Bonds Smith Crossing Series 2022	4.00	10-15-2025	295,000	291,419
Illinois Finance Authority Revenue Refunding Bonds Smith Crossing Series 2022	4.00	10-15-2028	670,000	644,719
				6,444,403
Housing revenue: 0.10%
Illinois Housing Development Authority Homeowner Mortgage Series 2016C	2.90	8-1-2031	1,000,000	991,765
Northern Illinois University Auxiliary Facilities System Series 2021 (BAM Insured)	5.00	10-1-2027	350,000	383,820
Northern Illinois University Auxiliary Facilities System Series 2021 (BAM Insured)	5.00	10-1-2029	650,000	724,620
Northern Illinois University Auxiliary Facilities System Series 2021 (BAM Insured)	5.00	10-1-2030	325,000	364,727
				2,464,932
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 1.14%
Chicago IL Board of Education Unlimited Tax GO Refunding Bonds Series 2019B	5.00%	12-1-2026	$ 2,000,000	$ 2,087,446
Chicago IL Board of Education Unlimited Tax GO Refunding Bonds Series 2019B	5.00	12-1-2027	1,625,000	1,703,244
Chicago IL Special Assessment Improvement Refunding Bonds Lakeshore East Project Series 2022	3.20	12-1-2029	325,000	292,725
Chicago IL Special Assessment Improvement Refunding Bonds Lakeshore East Project Series 2022	3.29	12-1-2030	350,000	312,409
Chicago IL Special Assessment Improvement Refunding Bonds Lakeshore East Project Series 2022	3.38	12-1-2031	375,000	331,721
Chicago IL Special Assessment Improvement Refunding Bonds Lakeshore East Project Series 2022	3.45	12-1-2032	300,000	263,732
Illinois Refunding Bonds Series 2016	5.00	2-1-2026	2,000,000	2,124,133
Illinois Series 2013 (AGM Insured)	5.00	7-1-2023	4,875,000	5,009,501
Illinois Series 2013	5.50	7-1-2033	4,000,000	4,083,738
Illinois Series 2017D	5.00	11-1-2022	1,805,000	1,821,358
Illinois Series A	5.00	11-1-2023	8,955,000	9,226,714
Illinois Series A	5.00	12-1-2035	650,000	674,709
				27,931,430
Tax revenue: 3.50%
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2023	2,400,000	2,440,406
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	2,475,000	2,586,434
Cook County IL Sales Tax Revenue	5.00	11-15-2029	1,000,000	1,110,861
Cook County IL Sales Tax Revenue Series A	5.00	11-15-2029	675,000	764,005
Cook County IL Sales Tax Revenue Series A	5.00	11-15-2030	3,575,000	4,079,747
Cook County IL Sales Tax Revenue Series A	5.00	11-15-2031	2,250,000	2,547,491
Illinois Regional Transportation Authority Series A (AGM Insured)	5.25	6-1-2024	9,995,000	10,585,899
Illinois Regional Transportation Authority Series B øø	1.35	6-1-2025	5,110,000	5,110,000
Illinois Sales Tax Build Illinois Junior Obligation	5.00	6-15-2025	9,025,000	9,215,437
Illinois Sales Tax First Series (NPFGC Insured)	6.00	6-15-2024	515,000	545,385
Illinois Sales Tax First Series (NPFGC Insured)	6.00	6-15-2025	8,365,000	9,066,383
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported	5.00	6-15-2028	1,000,000	1,021,603
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported (BAM Insured)	5.00	6-15-2028	1,500,000	1,646,468
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported (BAM Insured)	5.00	6-15-2028	1,515,000	1,662,932
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported (BAM Insured)	5.00	6-15-2030	2,000,000	2,201,342
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported (BAM Insured)	5.00	6-15-2030	3,250,000	3,577,181
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	1,740,000	1,523,109
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported Series 2014	5.00	6-15-2023	3,220,000	3,298,742
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported Series 2014	5.00	6-15-2024	4,135,000	4,243,473
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2022	1,390,000	1,375,531
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2029	1,750,000	1,312,908
Metropolitan Pier & Exposition Authority Prerefunded Bond (NPFGC Insured) ¤	0.00	12-15-2023	20,000	19,405
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Metropolitan Pier & Exposition Authority Unrefunded Bond (NPFGC Insured) ¤	0.00%	12-15-2023	$ 1,105,000	$ 1,060,826
Sales Tax Securitization Corporation Second Lien Series 2020A	5.00	1-1-2028	5,000,000	5,492,448
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	4,815,000	5,159,169
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2027	1,000,000	1,086,585
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2023	855,000	852,253
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2024	885,000	874,120
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2025	925,000	903,598
				85,363,741
Tobacco revenue: 0.76%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2023	18,000,000	18,452,533
Transportation revenue: 0.56%
Illinois State Toll Highway Authority Senior Revenue Refunding Bonds Series B	5.00	1-1-2029	11,990,000	13,618,770
Water & sewer revenue: 0.37%
Chicago IL Wastewater Transmission Series B (AGM Insured)	5.00	1-1-2031	3,140,000	3,374,502
Chicago IL Waterworks Second Lien	5.00	11-1-2028	2,560,000	2,706,478
Chicago IL Waterworks Second Lien Series 2017-2 (AGM Insured)	5.00	11-1-2030	2,620,000	2,849,129
				8,930,109
				403,172,765
Indiana: 1.75%
Education revenue: 0.01%
Indiana Finance Authority Environmental Facilities Revenue Refunding Bonds Kipp Indianapolis Incorporated Project Series A	4.00	7-1-2030	210,000	205,083
Health revenue: 0.00%
Indiana HFFA Ancilla System Incorporated (NPFGC Insured)	5.25	7-1-2022	95,000	95,000
Industrial development revenue: 0.45%
Illinois Finance Authority Tax-Exempt Private Activity Bonds Ohio River Bridges East End Crossing Project Series 2013A	5.00	7-1-2044	5,550,000	5,711,610
Indiana Finance Authority Tax-Exempt Private Activity Bonds Series 2013	5.00	7-1-2048	5,215,000	5,366,855
				11,078,465
Miscellaneous revenue: 0.95%
Indiana Bond Bank Revenue CAB Hamilton Company Projects Series B ¤	0.00	7-15-2026	735,000	655,003
Indiana Bond Bank Revenue CAB Hamilton Company Projects Series B ¤	0.00	7-15-2027	630,000	542,065
Indianapolis Industry Local Public Improvement Bond Bank Series A	5.00	6-1-2028	5,710,000	6,343,996
Indianapolis Industry Local Public Improvement Bond Bank Series A	5.00	6-1-2029	6,600,000	7,400,163
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Indianapolis Industry Local Public Improvement Bond Bank Series A	5.00%	6-1-2030	$ 6,300,000	$ 7,115,277
Michigan City IN School Building Corporation Series 2016A	5.00	1-15-2025	1,000,000	1,062,296
				23,118,800
Utilities revenue: 0.34%
Indiana Finance Authority Environmental Facilities Revenue Refunding Bonds Indianapolis Land Power and Light Company Project Series A øø	0.75	12-1-2038	3,000,000	2,577,151
Indiana Finance Authority Midwestern Disaster Relief Ohio Valley Electric Corporation Project Series 2012A	4.25	11-1-2030	4,000,000	3,939,470
Indiana Finance Authority Midwestern Disaster Relief Revenue Various Ohio Valley Electric Corporation Project Series 2012B	3.00	11-1-2030	2,000,000	1,809,302
				8,325,923
				42,823,271
Iowa: 0.86%
Education revenue: 0.11%
Iowa Student Loan Liquidity Corporation Senior Revenue Bonds AMT Series B	5.00	12-1-2025	1,295,000	1,388,001
Iowa Student Loan Liquidity Corporation Senior Revenue Bonds AMT Series B	5.00	12-1-2026	1,215,000	1,318,683
				2,706,684
GO revenue: 0.38%
Coralville IA Taxable-Annual Appropriation Series 2018B	4.40	5-1-2023	410,000	410,110
Coralville IA Taxable-Annual Appropriation Series 2018E	7.00	6-1-2025	8,485,000	8,833,068
				9,243,178
Housing revenue: 0.30%
Iowa Finance Authority Single Family Mortgage Series B (GNMA / FNMA / FHLMC Insured, U.S. Bank NA SPA) ø	0.90	7-1-2047	7,400,000	7,400,000
Water & sewer revenue: 0.07%
Xenia Dallas County IA Rural Water District Capital Loan Notes	5.00	12-1-2031	1,615,000	1,716,589
				21,066,451
Kansas: 0.33%
Health revenue: 0.05%
Wichita KS Health Care Facilities Presbyterian Manors Obligated Group	5.00	5-15-2026	1,105,000	1,109,935
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.28%
Wyandotte County & Kansas City KS Special Obligation Improvement & Refunding Bonds Plaza Redevelopment Project	4.00%	12-1-2028	$ 360,000	$ 332,144
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	23,570,000	6,634,729
				6,966,873
				8,076,808
Kentucky: 2.85%
Education revenue: 0.17%
Columbia KY Educational Development Lindsey Wilson College Incorporated Project	3.00	12-1-2024	2,345,000	2,336,300
Columbia KY Educational Development Lindsey Wilson College Incorporated Project	4.00	12-1-2029	570,000	577,130
Columbia KY Educational Development Lindsey Wilson College Incorporated Project	4.00	12-1-2030	590,000	591,456
Columbia KY Educational Development Lindsey Wilson College Incorporated Project	4.00	12-1-2031	615,000	610,319
				4,115,205
Health revenue: 0.33%
Kentucky EDFA Health System Revenue Norton Healthcare Incorporate Series B (NPFGC Insured) ¤	0.00	10-1-2026	3,000,000	2,611,589
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	5.00	11-15-2025	1,230,000	1,213,126
Kentucky EDFA Norton Healthcare Incorporated Series B (NPFGC Insured) ¤	0.00	10-1-2022	1,000,000	995,157
Louisville & Jefferson Counties KY Metro Health System Revenue Norton Healthcare Incorporated Series C	5.00	10-1-2047	3,000,000	3,201,540
				8,021,412
Industrial development revenue: 0.10%
Boone County KY Poll Control Duke Energy Kentucky Incorporated Series A	3.70	8-1-2027	2,500,000	2,512,566
Miscellaneous revenue: 0.04%
Kentucky State University Certificate of Participation (BAM Insured)	3.00	11-1-2032	320,000	299,836
Kentucky State University Certificate of Participation (BAM Insured)	4.00	11-1-2033	130,000	138,042
Kentucky State University Certificate of Participation (BAM Insured)	4.00	11-1-2034	130,000	137,585
Kentucky State University Certificate of Participation (BAM Insured)	5.00	11-1-2029	200,000	227,708
Kentucky State University Certificate of Participation (BAM Insured)	5.00	11-1-2030	175,000	201,031
				1,004,202
Utilities revenue: 2.21%
Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	3,755,000	3,805,059
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	14,725,000	14,901,653
Kentucky Public Energy Authority Gas Supply Series C	4.00	12-1-2049	4,605,000	4,666,391
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Kentucky Public Energy Authority Gas Supply Series C-1	4.00%	2-1-2050	$14,960,000	$ 15,082,370
Louisville & Jefferson Counties KY Metro Government PCR Series B	1.35	11-1-2027	2,000,000	1,785,492
Trimble County KY PCR Bonds Louisville Gas and Electric Company Project Series 2001A	0.63	9-1-2026	3,250,000	2,882,448
Trimble County KY PCR Bonds Louisville Gas and Electric Company Project Series 2001B	1.35	11-1-2027	6,200,000	5,519,026
Trimble County KY PCR Bonds Louisville Gas and Electric Company Project Series 2016A	1.30	9-1-2044	6,250,000	5,250,952
				53,893,391
				69,546,776
Louisiana: 1.33%
Airport revenue: 0.19%
New Orleans LA Aviation Board General North Terminal Project Series A	5.00	1-1-2032	1,000,000	1,035,876
New Orleans LA Aviation Board Gulf Opportunity Zone Customer Facility Charges Revenue Refunding Bonds Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2031	1,250,000	1,361,086
New Orleans LA Aviation Board Gulf Opportunity Zone Customer Facility Charges Revenue Refunding Bonds Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2032	2,000,000	2,166,026
				4,562,988
Education revenue: 0.06%
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2022	1,500,000	1,489,195
Industrial development revenue: 0.59%
St. John the Baptist Parish LA Revenue Refunding Bonds Marathon Oil Corporation Project	2.38	6-1-2037	8,330,000	7,797,379
St. John the Baptist Parish LA Series A	2.20	6-1-2037	7,000,000	6,507,792
				14,305,171
Miscellaneous revenue: 0.13%
Louisiana Local Government Environmental Facilities and CDA Jefferson Parish Gomesa Project 144Aøø	4.00	11-1-2044	1,415,000	1,136,167
Louisiana State GO Bonds Series A	5.00	2-1-2027	2,000,000	2,090,979
				3,227,146
Water & sewer revenue: 0.36%
East Baton Rouge LA Refunding Bonds Multi Modal Series A	1.30	2-1-2041	3,500,000	3,038,909
Greater Ouachita Water Company Incorporated Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	3.00	9-1-2023	250,000	253,029
Greater Ouachita Water Company Incorporated Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	5.00	9-1-2024	460,000	486,788
Greater Ouachita Water Company Incorporated Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	5.00	9-1-2025	510,000	550,901
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2026	350,000	381,414
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2027	600,000	663,863
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
New Orleans LA Sewage Service Revenue Series B	5.00%	6-1-2028	$ 400,000	$ 446,711
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2029	600,000	676,725
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2030	600,000	681,693
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2031	1,520,000	1,722,261
				8,902,294
				32,486,794
Maine: 0.03%
Health revenue: 0.03%
Maine HEFA	5.00	7-1-2027	180,000	201,820
Maine HEFA	5.00	7-1-2027	570,000	622,821
				824,641
Maryland: 2.12%
Education revenue: 0.12%
Maryland Health and HEFAR Stevenson University Series A	5.00	6-1-2029	300,000	319,800
Maryland Health and HEFAR Stevenson University Series A	5.00	6-1-2031	350,000	372,765
Maryland Health and HEFAR Stevenson University Series A	5.00	6-1-2033	425,000	447,117
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2015 144A	5.25	8-1-2022	565,000	565,414
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016	5.00	8-1-2026	1,180,000	1,187,314
				2,892,410
GO revenue: 0.54%
Prince George's County MD Consolidated Public Improvement Bonds Series C	4.00	8-1-2028	12,960,000	13,274,255
Health revenue: 0.08%
Maryland Health and HEFAR Adventist Healthcare Series 2021	5.00	1-1-2026	495,000	523,290
Maryland Health and HEFAR Adventist Healthcare Series 2021	5.00	1-1-2027	430,000	457,359
Maryland Health and HEFAR Adventist Healthcare Series 2021	5.00	1-1-2028	300,000	322,012
Maryland Health and HEFAR Adventist Healthcare Series 2021	5.00	1-1-2029	290,000	312,205
Maryland Health and HEFAR Adventist Healthcare Series 2021	5.00	1-1-2030	285,000	307,464
				1,922,330
Housing revenue: 0.87%
Maryland Community Development Administration Department of Housing & Community Multifamily Development Overlook Manor Townhouses Series C	3.00	4-1-2024	4,600,000	4,629,687
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Maryland Community Development Administration Department of Housing & Community Multifamily Development Windsor Valley III Apartments Series G (FHA Insured)	1.05%	12-1-2023	$11,000,000	$ 10,774,768
Maryland Community Development Administration Department of Housing & Community Multifamily Development Woodside Gardens Series A 144A	1.33	1-1-2024	6,000,000	5,903,367
				21,307,822
Tax revenue: 0.39%
Maryland Department of Transportation Consolidated 3rd Issue	4.00	12-15-2027	9,260,000	9,478,023
Transportation revenue: 0.12%
Maryland Economic Development Corporation Private Activity Green Bond Purple Line Light Rail Transit Partners LLC Series A-P3	5.00	11-12-2028	2,750,000	2,893,732
				51,768,572
Massachusetts: 3.59%
Airport revenue: 0.37%
Massachusetts Port Authority Revenue AMT Series E	5.00	7-1-2031	1,000,000	1,113,576
Massachusetts Port Authority Revenue AMT Series E	5.00	7-1-2032	1,500,000	1,662,521
Massachusetts Port Authority Revenue AMT Series E	5.00	7-1-2033	3,000,000	3,311,669
Massachusetts Port Authority Revenue AMT Series E	5.00	7-1-2034	2,615,000	2,877,498
				8,965,264
Education revenue: 0.99%
Lowell MA Collegiate Charter School Revenue	4.00	6-15-2024	215,000	214,240
Lowell MA Collegiate Charter School Revenue	5.00	6-15-2029	490,000	497,867
Massachusetts Development Finance Agency Harvard University Series A	5.00	7-15-2033	12,560,000	13,755,197
Massachusetts Development Finance Agency Lasell University Issue Series 2021	4.00	7-1-2029	340,000	328,910
Massachusetts Development Finance Agency Lasell University Issue Series 2021	4.00	7-1-2030	355,000	339,518
Massachusetts Development Finance Agency Lasell University Issue Series 2021	4.00	7-1-2031	370,000	350,146
Massachusetts Development Finance Agency Sabis International Charter School Series 2015	5.00	4-15-2025	630,000	645,620
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series 2018B	5.00	7-1-2023	2,460,000	2,527,473
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series 2020B	5.00	7-1-2026	1,000,000	1,077,456
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series 2020B	5.00	7-1-2027	1,500,000	1,625,974
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series 2020B	5.00	7-1-2028	1,250,000	1,360,400
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series 2020B	5.00	7-1-2029	1,400,000	1,524,917
				24,247,718
Health revenue: 0.82%
Massachusetts Development Finance Agency Linden Ponds Incorporated Facility 144A	4.00	11-15-2023	580,000	586,728
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Massachusetts Development Finance Agency Partners Healthcare System Series S-3 (SIFMA Municipal Swap +0.50%) ±	1.48%	7-1-2038	$14,870,000	$ 14,807,387
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2026	150,000	158,895
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2027	160,000	171,032
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2028	175,000	187,843
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2029	300,000	323,537
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2030	320,000	346,154
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2031	350,000	363,889
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2032	400,000	411,665
Massachusetts Development Finance Authority Revenue Bonds Series 2019 T1 (SIFMA Municipal Swap +0.60%) 144A±	1.58	7-1-2049	2,650,000	2,630,923
				19,988,053
Miscellaneous revenue: 0.83%
Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2031	10,000,000	10,154,947
Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2032	10,000,000	10,149,170
				20,304,117
Transportation revenue: 0.58%
Greater Attleboro Taunton Regional Transit Authority Massachusetts Revenue BAN	1.00	8-19-2022	8,200,000	8,194,871
Lowell MA Regional Transit Authority Revenue BAN	1.00	8-19-2022	6,000,000	5,996,327
				14,191,198
				87,696,350
Michigan: 2.28%
Airport revenue: 0.21%
Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series 2010C	5.00	12-1-2022	1,000,000	1,003,237
Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series 2015F	5.00	12-1-2030	4,000,000	4,188,990
				5,192,227
Education revenue: 0.18%
Lake Superior State University Board of Trustees Series 2021 (AGM Insured)	4.00	11-15-2029	405,000	422,830
Lake Superior State University Board of Trustees Series 2021 (AGM Insured)	4.00	11-15-2030	405,000	422,487
Lake Superior State University Board of Trustees Series 2021 (AGM Insured)	4.00	11-15-2031	400,000	415,326
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative Studies Project	5.00	12-1-2026	840,000	851,503
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative Studies Project	5.00	12-1-2027	585,000	592,748
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative Studies Project	5.00%	12-1-2028	$ 535,000	$ 542,143
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative Studies Project	5.00	12-1-2029	590,000	597,458
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative Studies Project	5.00	12-1-2030	400,000	404,595
Michigan Finance Authority Limited Obligation Refunding Bonds Public School Academy Cesar Chavez Academy Project	3.25	2-1-2024	195,000	192,060
				4,441,150
GO revenue: 0.09%
Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2024	1,025,000	1,058,820
Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2025	1,000,000	1,041,804
				2,100,624
Health revenue: 0.26%
Kalamazoo MI Economic Development Corporation Revenue Limited Obligation Heritage Community	2.88	5-15-2026	1,520,000	1,441,051
Michigan Finance Authority Bronson Healthcare Group Series B & C	3.75	11-15-2049	4,800,000	4,964,011
				6,405,062
Industrial development revenue: 0.08%
Michigan Strategic Fund Limited Obligation Revenue Graphic Packaging International LLC	4.00	10-1-2061	2,000,000	1,979,158
Miscellaneous revenue: 0.56%
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.80	10-1-2022	500,000	501,325
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.88	10-1-2023	2,500,000	2,522,383
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bonds Series F	4.50	10-1-2029	5,685,000	5,729,295
Michigan Finance Authority Revenue Taxable Detroit Financial Recovery	4.60	10-1-2022	335,000	335,703
Michigan Finance Authority Senior Lien Distributable State Aid	5.00	11-1-2028	865,000	978,879
Michigan Finance Authority Senior Lien Distributable State Aid	5.00	11-1-2029	1,500,000	1,707,944
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	5.00	5-1-2023	710,000	710,149
Michigan Public Educational Facilities Authority Chandler Park Academy Project	6.35	11-1-2028	1,140,000	1,140,845
				13,626,523
Tax revenue: 0.12%
Michigan Finance Authority Series 2014B	5.00	7-1-2032	3,000,000	3,056,817
Water & sewer revenue: 0.78%
Detroit MI Water & Sewage Department Series A	5.00	7-1-2022	1,000,000	1,000,000
Michigan Financial Authority Great Lakes Water Authority Series C-3 (AGM Insured)	5.00	7-1-2031	3,000,000	3,117,677
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Michigan Financial Authority Local Government Loan Program Series C7 (NPFGC Insured)	5.00%	7-1-2022	$ 2,000,000	$ 2,000,000
Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2022	2,700,000	2,700,000
Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2023	2,000,000	2,062,826
Michigan Financial Authority Local Government Loan Program Series D6 (NPFGC Insured)	5.00	7-1-2022	2,080,000	2,080,000
Michigan Financial Authority Local Government Loan Program Series D6 (NPFGC Insured)	5.00	7-1-2023	3,670,000	3,781,988
Michigan Financial Authority Local Government Loan Program Series D6 (NPFGC Insured)	5.00	7-1-2024	2,130,000	2,244,389
				18,986,880
				55,788,441
Minnesota: 0.86%
Education revenue: 0.24%
Cologne MN Charter School Lease Academy Project Series 2014A	4.00	7-1-2023	260,000	260,399
Minneapolis MN Charter School Lease Revenue Northeast College Preparatory Project	5.00	7-1-2040	875,000	808,487
Minnesota State HEFAR Refunding Bonds St. Catherine University Series A	5.00	10-1-2024	545,000	571,328
Minnesota State HEFAR Refunding Bonds St. Catherine University Series A	5.00	10-1-2027	1,035,000	1,126,106
Minnesota State HEFAR Refunding Bonds St. Catherine University Series A	5.00	10-1-2029	660,000	718,905
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A	5.00	9-1-2026	1,000,000	1,017,392
Woodbury MN Charter School Woodbury Leadership Academy Project Series A	4.00	7-1-2031	690,000	640,526
Woodbury MN Charter School Woodbury Leadership Academy Project Series A	4.00	7-1-2041	850,000	713,316
				5,856,459
Health revenue: 0.22%
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	5,500,000	5,489,641
Utilities revenue: 0.40%
Minnseota Municpal Gas Agency Commodity Supply Revenue Bonds Series 2022 (U.S. SOFR +1.00%)(Royal Bank of Canada LIQ) ±	2.02	12-1-2052	10,000,000	9,653,187
				20,999,287
Mississippi: 0.46%
GO revenue: 0.16%
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	4.00	9-1-2029	620,000	654,164
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	4.00	9-1-2030	565,000	586,934
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	4.00	9-1-2031	400,000	410,654
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	4.00%	9-1-2032	$ 435,000	$ 441,418
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	5.00	9-1-2024	355,000	374,520
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	5.00	9-1-2025	255,000	273,840
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	5.00	9-1-2026	225,000	245,656
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	5.00	9-1-2027	385,000	426,544
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	5.00	9-1-2028	315,000	352,521
				3,766,251
Health revenue: 0.30%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project	5.00	9-1-2044	3,000,000	3,162,704
Mississippi Hospital Equipment & Facilities Authority Revenue North Mississippi Health Services Series LI	5.00	10-1-2040	3,930,000	4,260,293
				7,422,997
				11,189,248
Missouri: 2.75%
Education revenue: 0.34%
Missouri State HEFAR University Health Science	5.00	10-1-2026	925,000	995,871
Missouri State HEFAR University Health Science	5.00	10-1-2027	975,000	1,058,862
Missouri State HEFAR University Health Science	5.00	10-1-2028	1,025,000	1,116,356
Missouri State HEFAR Webster University Project	5.00	4-1-2023	1,050,000	1,065,092
Missouri State HEFAR Webster University Project	5.00	4-1-2024	2,820,000	2,904,089
Missouri State HEFAR Webster University Project	5.00	4-1-2025	600,000	625,352
Missouri State HEFAR Webster University Project	5.00	4-1-2026	500,000	524,613
				8,290,235
Health revenue: 1.04%
Missouri HEFAR Barnes-Jewish Christian Health System Series C	5.00	5-1-2052	18,000,000	19,822,516
Missouri State HEFAR St. Lukes Health System Incorporated	5.00	11-15-2030	5,425,000	5,744,064
				25,566,580
Housing revenue: 0.36%
Missouri Southern State University Auxiliary Enterprise Revenue System	3.00	10-1-2026	1,000,000	925,124
Missouri Southern State University Auxiliary Enterprise Revenue System	4.00	10-1-2031	1,000,000	899,817
Port Authority of Kansas City MO MFHR Bonds Series 2022A (Department of Housing and Urban Development Insured)	1.50	5-1-2024	7,000,000	6,950,893
				8,775,834
Miscellaneous revenue: 0.76%
Kansas City MO IDA International Airport Terminal Modernization Project Series B	5.00	3-1-2028	3,000,000	3,281,751
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Kansas City MO IDA International Airport Terminal Modernization Project Series B	5.00%	3-1-2030	$ 2,000,000	$ 2,179,594
Missouri Public Utilities Commission Interim Construction Notes Series 2022	0.75	8-1-2023	10,000,000	9,828,800
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2023	1,010,000	1,020,644
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2024	1,000,000	1,035,966
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2025	1,105,000	1,150,217
				18,496,972
Tax revenue: 0.14%
Branson MO IDA Branson Shoppes Series A	4.00	11-1-2022	350,000	349,543
Branson MO IDA Branson Shoppes Series A	4.00	11-1-2023	750,000	744,855
Hanley Road Corridor Transportation Development District Missouri Transportation Sales Tax Revenue Refunding Bonds	1.63	10-1-2033	675,000	665,298
Hanley Road Corridor Transportation Development District Missouri Transportation Sales Tax Revenue Refunding Bonds	2.00	10-1-2039	750,000	719,746
Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	915,000	888,525
				3,367,967
Water & sewer revenue: 0.11%
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2023	805,000	818,672
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2025	810,000	866,634
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2027	700,000	777,407
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2028	275,000	310,083
				2,772,796
				67,270,384
Nebraska: 0.48%
Airport revenue: 0.04%
Lincoln NE Airport Authority	5.00	7-1-2029	835,000	940,862
Education revenue: 0.09%
Douglas County NE Educational Facilities Creighton University (SIFMA Municipal Swap +0.53%) ±	1.51	7-1-2035	2,230,000	2,233,605
Utilities revenue: 0.35%
Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2025	3,290,000	3,456,443
Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2026	3,750,000	3,965,421
Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2027	1,000,000	1,063,330
				8,485,194
				11,659,661
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Nevada: 0.11%
Miscellaneous revenue: 0.08%
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.00%	6-1-2024	$ 150,000	$ 142,688
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.00	6-1-2025	180,000	165,817
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.00	6-1-2026	225,000	201,338
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.25	6-1-2027	250,000	218,494
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.50	6-1-2028	250,000	215,951
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.50	6-1-2029	200,000	167,696
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.63	6-1-2030	300,000	247,785
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.75	6-1-2031	225,000	183,245
Las Vegas NV Special Improvement District #816 Local Improvement Summerlin Village 22	2.75	6-1-2033	515,000	403,393
				1,946,407
Tax revenue: 0.03%
Sparks NV Tourism Improvement District #1 Senior Revenue Refunding Bonds Sales Tax Anticipation Notes 144A	2.50	6-15-2024	675,000	652,801
				2,599,208
New Hampshire: 0.10%
Housing revenue: 0.10%
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	2,414,672	2,375,466
New Jersey: 4.12%
Airport revenue: 0.49%
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2025	2,750,000	2,890,627
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2026	2,130,000	2,258,187
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2027	1,675,000	1,786,788
South Jersey NJ Port Corporation Marine Terminal Series B	5.00	1-1-2027	1,000,000	1,058,677
South Jersey NJ Port Corporation Marine Terminal Series B	5.00	1-1-2028	500,000	531,185
South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2023	1,665,000	1,692,703
South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2024	1,750,000	1,827,738
				12,045,905
Education revenue: 0.57%
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	4.00	7-1-2036	425,000	425,209
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	4.00	7-1-2037	150,000	148,060
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	4.00	7-1-2038	200,000	196,048
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	5.00%	7-1-2032	$ 225,000	$ 254,549
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	5.00	7-1-2034	225,000	252,898
New Jersey EDA Revenue School Facilities Construction Series QQQ	5.00	6-15-2030	1,000,000	1,094,514
New Jersey EDA Revenue School Facilities Construction Series QQQ	5.00	6-15-2031	500,000	544,484
New Jersey EDA School Facilities Construction Refunding Notes Series I (SIFMA Municipal Swap +1.60%) ±	2.58	3-1-2028	10,000,000	10,065,459
Newark NJ Higher Educational Finance Corporation Charter Schools Incorporated Series 2015 A 144A	4.63	8-15-2025	950,000	967,877
				13,949,098
GO revenue: 0.26%
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2027	400,000	424,859
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2029	400,000	426,106
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2031	350,000	367,100
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2033	300,000	310,729
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2034	260,000	268,682
New Jersey EDA Revenue Refunding Bonds School Facilities Construction Series GGG 144A	5.25	9-1-2026	2,000,000	2,143,926
Newark NJ Board of Education Refunding School Energy Savings Obligation (BAM Insured)	5.00	7-15-2029	340,000	385,311
Newark NJ Board of Education Refunding School Energy Savings Obligation (BAM Insured)	5.00	7-15-2030	325,000	371,599
Newark NJ Board of Education Refunding School Energy Savings Obligation (BAM Insured)	5.00	7-15-2031	400,000	460,209
Newark NJ Board of Education Refunding School Energy Savings Obligation (BAM Insured)	5.00	7-15-2032	430,000	491,288
Newark NJ Board of Education Refunding School Energy Savings Obligation (BAM Insured)	5.00	7-15-2033	520,000	589,999
				6,239,808
Industrial development revenue: 0.08%
New Jersey EDA Elite Pharmaceuticals Project Series A	6.50	9-1-2030	305,000	269,916
New Jersey EDA The Goethals Bridge Replacement Project	5.00	1-1-2023	1,520,000	1,535,598
				1,805,514
Miscellaneous revenue: 0.85%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	3.13	7-1-2029	5,620,000	5,325,867
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	3.38	7-1-2030	9,705,000	9,280,355
New Jersey EDA School Facilities Construction Refunding Bonds Project Series I (SIFMA Municipal Swap +1.25%) ±	2.23	9-1-2025	4,500,000	4,550,705
New Jersey EDA School Facilities Construction Refunding Bonds Project Series NN (AGM Insured)	5.00	3-1-2024	1,645,000	1,677,587
				20,834,514
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.51%
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75%	11-1-2028	$ 5,000,000	$ 5,605,180
New Jersey Series 2020-A	4.00	6-1-2030	3,000,000	3,171,032
New Jersey TTFA Transportation Program Series AA	5.00	6-15-2035	2,000,000	2,138,021
New Jersey TTFA Transportation Program Series BB	5.00	6-15-2030	1,500,000	1,615,317
				12,529,550
Transportation revenue: 1.09%
New Jersey TTFA CAB Transportation System Series A ¤	0.00	12-15-2026	12,000,000	10,310,257
New Jersey TTFA CAB Transportation System Series C (Ambac Insured) ¤	0.00	12-15-2026	3,500,000	3,025,616
New Jersey TTFA Transportation Program Series 2013AA	5.00	6-15-2023	4,740,000	4,876,168
New Jersey TTFA Transportation System Series 2010D	5.00	12-15-2023	6,960,000	7,238,067
New Jersey TTFA Transportation System Series 2019A	5.00	12-15-2025	1,000,000	1,060,533
				26,510,641
Water & sewer revenue: 0.27%
New Jersey EDA	2.20	10-1-2039	5,500,000	4,853,598
New Jersey EDA Water Facilities Revenue Refunding Bonds AMT New Jersey American Water Company Incorporated	1.10	11-1-2029	2,075,000	1,803,005
				6,656,603
				100,571,633
New Mexico: 0.71%
Industrial development revenue: 0.35%
Farmington NM PCR Bonds Series 4	1.80	4-1-2029	10,000,000	8,622,366
Tax revenue: 0.07%
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Receipts Series 2022 144A	3.75	5-1-2028	867,000	807,386
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Receipts Series 2022 144A	4.00	5-1-2033	1,035,000	915,786
				1,723,172
Utilities revenue: 0.29%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding & Acquisition Bond Subordinated Series A (Royal Bank of Canada LIQ)	5.00	11-1-2039	6,660,000	7,017,898
				17,363,436
New York: 6.42%
Airport revenue: 1.17%
New York Transportation Development Corporation Special Facility AMT American Airlines Incorporated John F Kennedy International Airport Project	2.25	8-1-2026	2,000,000	1,873,059
New York Transportation Development Corporation Special Facility AMT John F Kennedy International Airport Terminal 4 Project	5.00	12-1-2032	5,500,000	5,795,197
Port Authority of New York & New Jersey Consolidated Bonds 185 Series	5.00	9-1-2028	5,000,000	5,197,796
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Port Authority of New York & New Jersey Consolidated Bonds 205 Series	5.00%	11-15-2025	$ 475,000	$ 517,527
Port Authority of New York & New Jersey Consolidated Bonds 207 Series	5.00	9-15-2027	13,880,000	15,306,202
				28,689,781
Education revenue: 0.50%
Build New York City Resource Corporation Bronx Charter School for International Cultures & Arts Series A	3.88	4-15-2023	200,000	200,196
Build New York City Resource Corporation Richmond Preparatory Charter School Social Impact Project Series A 144A	4.00	6-1-2031	650,000	609,507
Build New York City Resource Corporation Richmond Preparatory Charter School Social Impact Project Series A 144A	5.00	6-1-2036	525,000	526,800
Build New York City Resource Corporation Richmond Preparatory Charter School Social Impact Project Series A 144A	5.00	6-1-2041	400,000	397,563
Hempstead NY Local Development Corporation Education Revenue Refunding Bonds The Academy Charter School Project Series A	4.05	2-1-2031	2,415,000	2,138,600
Hempstead NY Local Development Corporation Education Revenue Refunding Bonds The Academy Charter School Project Series A	4.76	2-1-2027	970,000	955,888
Hempstead NY Local Development Corporation Education Revenue Refunding Bonds The Academy Charter School Project Series A	5.45	2-1-2027	2,880,000	2,912,324
Hempstead NY Local Development Corporation Education Revenue Refunding Bonds The Academy Charter School Project Series A	6.47	2-1-2033	1,435,000	1,537,142
Hempstead NY Local Development Corporation Education Revenue Refunding Bonds The Academy Charter School Project Series B	4.76	2-1-2027	180,000	177,381
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.45	2-1-2041	500,000	411,459
New York Dormitory Authority Revenues Non-State Supported Debt Montefiore Obligation Group Series A	5.00	7-1-2030	625,000	671,988
New York Dormitory Authority Revenues Non-State Supported Debt Montefiore Obligation Group Series A	5.00	7-1-2037	200,000	211,997
New York Dormitory Authority Revenues Non-State Supported Debt Montefiore Obligation Group Series A	5.00	7-1-2042	275,000	287,809
New York NY IDA Civic Facility Stars Churchill School Center Project (AGC Insured) ø	2.25	10-1-2029	1,180,000	1,085,699
				12,124,353
GO revenue: 0.35%
Cortland NY Enlarged City School District Revenue BAN	2.00	7-29-2022	3,780,000	3,781,591
Poughkeepsie City NY Refunding Bonds Public Improvement	4.00	4-15-2029	245,000	253,838
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00	6-1-2024	340,000	353,849
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00	6-1-2025	235,000	248,395
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  39

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00%	6-1-2031	$ 600,000	$ 627,890
Suffolk County NY Series A (BAM Insured)	5.00	6-15-2028	3,000,000	3,358,424
				8,623,987
Health revenue: 0.51%
Huntington NY Local Development Corporation Revenue Gurwin Independent Housing Incorporated	3.00	7-1-2025	1,725,000	1,646,418
New York Dormitory Authority Revenues Non-State Supported Debt Montefiore Obligation Group Series A	5.00	9-1-2028	1,400,000	1,495,001
New York Dormitory Authority Revenues Non-State Supported Debt Montefiore Obligation Group Series A	5.00	9-1-2029	1,350,000	1,433,045
New York Dormitory Authority Revenues Non-State Supported Debt Northwell Health Obligated Group Series B-3	5.00	5-1-2048	6,000,000	6,416,629
Westchester County NY Local Development Corporation Purchase Senior Learning Community Incorporated 144A	2.88	7-1-2026	1,500,000	1,400,955
				12,392,048
Housing revenue: 0.50%
New York Housing Finance Agency Affordable Housing Revenue Various Sustainability Bonds Series J-2	1.10	11-1-2061	2,500,000	2,251,044
New York Housing Finance Agency Affordable Housing Revenue Various Sustainability Bonds Series K-2	1.00	11-1-2061	500,000	456,598
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	0.30	10-1-2022	465,000	463,762
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	0.40	4-1-2023	480,000	473,958
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	0.55	10-1-2023	760,000	742,849
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	0.65	4-1-2024	710,000	686,412
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	0.75	10-1-2024	825,000	788,916
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	0.88	4-1-2025	1,705,000	1,613,609
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	1.00	10-1-2025	2,415,000	2,267,924
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	1.05	4-1-2026	1,275,000	1,185,049
New York Mortgage Agency Homeowner Mortgage Revenue AMT Social Bonds Series 235	1.15	10-1-2026	1,335,000	1,231,925
				12,162,046
Industrial development revenue: 0.96%
New York Liberty Development Corporation Refunding Bonds 4 World Trade Center Project	2.80	9-15-2069	2,000,000	1,806,793
New York Transportation Development Corporation Exempt Facility Revenue New York Thruway Service Areas Project	2.50	10-31-2031	750,000	625,902
New York Transportation Development Corporation Exempt Facility Revenue New York Thruway Service Areas Project	4.00	10-31-2034	500,000	462,282
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue (continued)
New York Transportation Development Corporation Special Facility AMT Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00%	1-1-2026	$11,030,000	$ 11,326,613
New York Transportation Development Corporation Special Facility AMT Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	10-1-2035	9,250,000	9,354,907
				23,576,497
Miscellaneous revenue: 0.53%
New York City IDA Pilot Refunding Bonds Queens Baseball Stadium Project Series 2021A (AGM Insured)	5.00	1-1-2025	1,250,000	1,321,790
New York City IDA Pilot Refunding Bonds Queens Baseball Stadium Project Series 2021A (AGM Insured)	5.00	1-1-2030	1,750,000	1,938,439
New York Liberty Development Corporation Refunding Bonds 4 World Trade Center Project	1.70	11-15-2030	4,000,000	3,305,428
New York Liberty Development Corporation Refunding Bonds 4 World Trade Center Project	1.90	11-15-2031	2,000,000	1,634,303
New York Liberty Development Corporation Refunding Bonds 4 World Trade Center Project	2.10	11-15-2032	5,000,000	4,059,056
Public Housing Capital Fund Trust II (Department of Housing and Urban Development Insured) 144A	4.50	7-1-2022	28,436	28,438
Western Regional Off-Track Betting Corporation 144A	3.00	12-1-2026	610,000	560,684
				12,848,138
Resource recovery revenue: 0.08%
New York Environmental Facilities Corporation Solid Waste Disposal Revenue Casella Waste System Incorporate Project	2.75	9-1-2050	2,000,000	1,895,693
Tax revenue: 0.31%
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Series A	2.00	5-15-2045	7,900,000	7,510,279
Transportation revenue: 1.26%
New York Metropolitan Transportation Authority Revenue BAN Series D-1	5.00	9-1-2022	5,150,000	5,177,675
New York Metropolitan Transportation Authority Revenue Various Refunding Bonds Transportation Subordinated Series G-3 (SIFMA Municipal Swap +0.43%) ±	1.41	11-1-2031	20,000,000	19,991,770
New York Metropolitan Transportation Authority Subordinated Bond Series 2002G-1F (U.S. SOFR +0.43%) ±	1.45	11-1-2026	1,250,000	1,173,661
New York Metropolitan Transportation Authority Subordinated Bond Series A-1	5.00	11-15-2048	800,000	835,403
New York Metropolitan Transportation Authority Subordinated Bond Series C-1	5.00	11-15-2024	3,535,000	3,717,993
				30,896,502
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  41

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.25%
Long Island Power Authority Electric System General Revenue Bonds Series B øø	0.85%	9-1-2050	$ 3,000,000	$ 2,821,236
Long Island Power Authority Electric System General Revenue Bonds Series B øø	1.50	9-1-2051	3,500,000	3,314,523
				6,135,759
				156,855,083
North Carolina: 0.30%
Education revenue: 0.07%
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Refunding Campbell University Series A	5.00	10-1-2028	450,000	489,843
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Refunding Campbell University Series A	5.00	10-1-2029	550,000	602,348
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Refunding Campbell University Series A	5.00	10-1-2030	450,000	493,096
				1,585,287
Health revenue: 0.20%
Charlotte Mecklenburg Hospital Authority North Carolina Health Care System Atrium Health Series E øø	0.80	1-15-2048	2,000,000	1,891,903
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	4.00	3-1-2029	275,000	257,650
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	4.00	3-1-2030	285,000	262,592
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	4.00	3-1-2031	290,000	263,141
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	4.00	3-1-2036	900,000	761,451
North Carolina Medical Care Commission Retirement Facilities Revenue Entrance Fee Friends Homes Series B1	2.55	9-1-2026	1,575,000	1,475,083
				4,911,820
Industrial development revenue: 0.03%
Columbus County NC Industrial Facilities and PCFA Refunding Bonds Recovery Zone Facility International Paper Company Project	2.00	11-1-2033	850,000	829,264
				7,326,371
North Dakota: 0.81%
GO revenue: 0.45%
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2025	960,000	1,027,938
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2026	1,115,000	1,213,478
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2027	1,170,000	1,289,232
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2028	1,225,000	1,358,846
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2029	1,290,000	1,420,588
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
McKenzie County ND Public School District #1 School Building Series A	5.00%	8-1-2030	$ 1,355,000	$ 1,485,346
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2031	1,420,000	1,551,011
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2032	1,490,000	1,622,818
				10,969,257
Health revenue: 0.27%
Grand Forks ND Health Care System Revenue Altru Health System	5.00	12-1-2029	1,650,000	1,798,477
Grand Forks ND Health Care System Revenue Altru Health System	5.00	12-1-2030	1,600,000	1,750,876
Grand Forks ND Health Care System Revenue Altru Health System	5.00	12-1-2032	2,805,000	3,022,385
				6,571,738
Miscellaneous revenue: 0.09%
Cass County ND Joint Water Resources District Refunding Bond Temporary Improvement Series A	0.48	5-1-2024	2,500,000	2,385,744
				19,926,739
Ohio: 2.28%
Airport revenue: 0.09%
Port of Greater Cincinnati Development Authority	4.38	6-15-2056	2,340,000	2,166,643
Education revenue: 0.11%
Allen County OH Port Authority Economic Development Revenue Refunding Bonds University Northwestern	4.00	12-1-2031	710,000	693,752
Portage County OH Port Authority Northeast Ohio Medical University Project	5.00	12-1-2026	1,980,000	1,981,610
				2,675,362
Health revenue: 0.47%
Hamilton County OH Hospital Facilities Revenue UC Health	5.00	9-15-2027	615,000	670,128
Hamilton County OH Hospital Facilities Revenue UC Health	5.00	9-15-2028	650,000	711,502
Montgomery County OH Hospital Refunding Bonds Facilities Premier Health Partners	5.00	11-15-2033	4,000,000	4,314,227
Montgomery County OH Hospital Refunding Bonds Facilities Premier Health Partners	5.00	11-15-2034	5,460,000	5,877,171
				11,573,028
Miscellaneous revenue: 0.09%
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C ø	1.20	10-1-2036	2,100,000	2,100,000
Resource recovery revenue: 0.20%
Ohio Air Quality Development Authority Revenue Refunding Bonds AMT American Electric Power Company	2.10	12-1-2027	4,930,000	4,782,686
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  43

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.28%
Akron OH Income Tax Revenue	4.00%	12-1-2029	$ 4,515,000	$ 4,848,696
Akron OH Income Tax Revenue	4.00	12-1-2030	1,830,000	1,942,582
				6,791,278
Utilities revenue: 0.79%
American Municipal Power Ohio Incorporated Refunding Bonds	5.00	2-15-2030	2,000,000	2,291,873
American Municipal Power Ohio Incorporated Refunding Bonds	5.00	2-15-2031	1,700,000	1,959,143
Lancaster OH Port Authority Gas Supply Series A (Royal Bank of Canada LIQ)	5.00	8-1-2049	6,355,000	6,665,247
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Project Series 2009C	1.50	2-1-2026	2,000,000	1,828,682
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Project Series 2019A	3.25	9-1-2029	7,000,000	6,558,539
				19,303,484
Water & sewer revenue: 0.25%
Columbus OH Sewerage System	5.00	6-1-2031	5,825,000	6,197,850
				55,590,331
Oklahoma: 0.70%
Education revenue: 0.20%
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2025	925,000	955,297
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2026	975,000	1,010,726
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2027	1,370,000	1,423,449
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2028	715,000	741,597
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2029	755,000	782,502
				4,913,571
Miscellaneous revenue: 0.32%
Carter County OK Public Facilities Authority Dickson Public Schools Project	4.00	9-1-2025	350,000	366,724
Carter County OK Public Facilities Authority Dickson Public Schools Project	5.00	9-1-2025	365,000	387,972
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2028	2,500,000	2,614,536
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2034	670,000	675,232
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2024	890,000	934,715
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2025	855,000	912,273
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2026	1,810,000	1,956,156
				7,847,608
The accompanying notes are an integral part of these financial statements.

44  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.18%
Tulsa OK Public Facilities Authority Capital Improvements	4.00%	10-1-2027	$ 4,050,000	$ 4,310,835
				17,072,014
Oregon: 0.79%
Airport revenue: 0.05%
Port of Portland OR Portland International Airport AMT Series 28	5.00	7-1-2024	1,125,000	1,178,241
Health revenue: 0.74%
Clackamas County OR Hospital Facility Authority Revenue Senior Living Rose Villa Project	2.75	11-15-2025	500,000	486,028
Multnomah County OR Hospital Facilities Authority Revenue Refunding Bonds Adventist Health System/West	5.00	3-1-2040	9,500,000	9,979,334
Multnomah County OR Hospital Facilities Authority Revenue Refunding Bonds Terwilliger Plaza Parkview	0.95	6-1-2027	1,900,000	1,679,368
Oregon State Facilities Authority Revenue Refunding Bonds Samaritan Health Services Project	5.00	10-1-2025	400,000	426,073
Oregon State Facilities Authority Revenue Refunding Bonds Samaritan Health Services Project	5.00	10-1-2026	125,000	134,990
Oregon State Facilities Authority Revenue Refunding Bonds Samaritan Health Services Project	5.00	10-1-2027	300,000	324,750
Oregon State Facilities Authority Revenue Refunding Bonds Samaritan Health Services Project	5.00	10-1-2031	1,750,000	1,828,691
YamHill County OR Hospital Authority Friendsview Series A	5.00	11-15-2036	1,220,000	1,116,763
YamHill County OR Hospital Authority Friendsview Series A	5.00	11-15-2046	1,540,000	1,314,292
YamHill County OR Hospital Authority Friendsview Series B2	2.13	11-15-2027	1,000,000	897,266
				18,187,555
				19,365,796
Pennsylvania: 5.10%
Airport revenue: 0.64%
Allegheny County PA Airport Authority AMT Series A	5.00	1-1-2029	4,000,000	4,390,995
Allegheny County PA Airport Authority AMT Series A	5.00	1-1-2030	3,000,000	3,302,180
Allegheny County PA Airport Authority AMT Series A	5.00	1-1-2031	2,250,000	2,480,272
Allegheny County PA Airport Authority AMT Series A	5.00	1-1-2033	5,000,000	5,436,695
				15,610,142
Education revenue: 0.57%
Chester County PA IDA Avon Grove Charter School Project Series 2017A	4.00	12-15-2027	1,485,000	1,479,790
Chester County PA IDA Collegium Charter School Project Series 2017A	3.70	10-15-2022	400,000	399,878
Lehigh County General Purpose Authority Charter School Lehigh Valley Academy Regional Charter School Series 2022	4.00	6-1-2030	1,175,000	1,170,361
Lycoming County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program	2.00	11-1-2035	3,000,000	2,999,975
Montgomery County PA HEFAR Arcadia University	5.00	4-1-2023	1,555,000	1,583,504
Pennsylvania Higher Education Assistance Agency Education Loan Series A	5.00	6-1-2028	600,000	647,696
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  45

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Pennsylvania Higher Education Assistance Agency Education Loan Series A	5.00%	6-1-2030	$ 800,000	$ 866,223
Philadelphia PA IDA Charter School Project Series 2016A	4.50	8-1-2026	1,830,000	1,856,830
Philadelphia PA IDA Charter School Project Series 2016B	4.88	8-1-2026	1,200,000	1,220,524
Philadelphia PA IDA Independence Charter School West Project Series 2019	4.00	6-15-2029	350,000	343,129
Philadelphia PA IDA Tacony Academy Christian School Project Series A-1	6.25	6-15-2023	140,000	144,097
South Central Pennsylvania General Authority Association of Independent Colleges & Universities Financing Program Series TT2	5.00	5-1-2029	245,000	270,678
South Central Pennsylvania General Authority Association of Independent Colleges & Universities Financing Program Series TT2	5.00	5-1-2030	395,000	439,187
South Central Pennsylvania General Authority Association of Independent Colleges & Universities Financing Program Series TT2	5.00	5-1-2031	485,000	542,373
				13,964,245
GO revenue: 1.41%
Allegheny County PA Penn Hills Schools District Series 2015 (BAM Insured)	5.00	11-15-2022	340,000	344,118
Allegheny County PA Penn Hills Schools District Series 2015 (BAM Insured)	5.00	11-15-2023	1,025,000	1,065,376
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00	3-15-2027	745,000	828,957
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00	3-15-2029	920,000	1,050,485
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00	3-15-2030	1,800,000	2,050,761
Bristol Township PA School District	5.25	6-1-2031	6,990,000	7,210,085
Laurel Highlands PA School District (BAM Insured)	3.00	2-1-2030	675,000	672,976
Laurel Highlands PA School District (BAM Insured)	4.00	2-1-2027	980,000	1,032,972
Laurel Highlands PA School District (BAM Insured)	4.00	2-1-2029	1,150,000	1,229,106
Philadelphia PA School District Series 2016D	5.00	9-1-2022	3,565,000	3,584,875
Philadelphia PA School District Series 2016F	5.00	9-1-2022	5,000,000	5,027,875
Philadelphia PA School District Series 2019A	5.00	9-1-2030	2,500,000	2,779,347
Philadelphia PA School District Series 2019A	5.00	9-1-2031	2,500,000	2,791,695
Scranton PA School District Series A	5.00	6-1-2024	750,000	787,257
Scranton PA School District Series A	5.00	6-1-2025	1,000,000	1,069,101
Scranton PA School District Series B (NPFGC Insured)	5.00	6-1-2024	665,000	699,308
Scranton PA School District Series B (NPFGC Insured)	5.00	6-1-2025	710,000	761,332
Scranton PA Series 2017 144A	5.00	9-1-2023	1,355,000	1,380,952
				34,366,578
Health revenue: 0.63%
Berks County PA Municipal Authority Tower Health Project Series B1	5.00	2-1-2040	6,000,000	5,965,666
Bucks County PA IDA Hospital Revenue Grand View Hospital Project	5.00	7-1-2026	1,350,000	1,425,377
Bucks County PA IDA Hospital Revenue Grand View Hospital Project	5.00	7-1-2028	1,500,000	1,593,160
Bucks County PA IDA Hospital Revenue Grand View Hospital Project	5.00	7-1-2031	1,120,000	1,184,327
Bucks County PA IDA Hospital Revenue Grand View Hospital Project	5.00	7-1-2032	955,000	995,025
The accompanying notes are an integral part of these financial statements.

46  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Bucks County PA IDA Hospital St. Lukes University Health Network	4.00%	8-15-2031	$ 750,000	$ 766,632
Bucks County PA IDA Hospital St. Lukes University Health Network	4.00	8-15-2032	1,390,000	1,406,015
Lancaster PA IDA Health Center Revenue Refunding Landis Homes Retirement	4.00	7-1-2031	430,000	401,537
Lancaster PA IDA Health Center Revenue Refunding Landis Homes Retirement	4.00	7-1-2037	345,000	304,571
Westmoreland County PA IDA Health System Revenue Excela Health Project Series A	5.00	7-1-2027	1,200,000	1,290,453
				15,332,763
Housing revenue: 0.36%
East Hempfield Township Pennsylvania Industrial Development Student Services Incorporate Student Housing	5.00	7-1-2025	790,000	823,132
Pennsylvania Housing Finance Agency MFHR Sherman Hills Series 2022 (Department of Housing and Urban Development Insured)	1.25	2-1-2025	7,000,000	6,848,529
Pennsylvania Housing Finance Agency Single Family Mortgage AMT Series 128A	4.75	4-1-2033	1,035,000	1,064,527
				8,736,188
Miscellaneous revenue: 0.09%
Delaware Valley Regional Finance Authority Local Government Series B (Ambac Insured)	5.70	7-1-2027	1,780,000	2,039,595
Delaware Valley Regional Finance Authority Local Government Series C (Ambac Insured)	7.75	7-1-2027	125,000	154,497
				2,194,092
Resource recovery revenue: 0.90%
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series 2014A	1.90	6-1-2044	3,000,000	3,000,000
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series 2019B-1	2.00	4-1-2049	6,000,000	5,999,904
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project Series 2019A	1.75	8-1-2038	13,500,000	12,935,178
				21,935,082
Tax revenue: 0.09%
Allentown PA Neighborhood Improvement Zone Development Authority Foward Delivery	5.00	5-1-2029	500,000	536,585
Allentown PA Neighborhood Improvement Zone Development Authority Foward Delivery	5.00	5-1-2030	500,000	539,157
Allentown PA Neighborhood Improvement Zone Development Authority Foward Delivery	5.00	5-1-2031	550,000	594,179
Allentown PA Neighborhood Improvement Zone Development Authority Foward Delivery	5.00	5-1-2032	600,000	649,800
				2,319,721
Transportation revenue: 0.12%
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2027	570,000	603,004
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2028	590,000	625,318
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  47

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00%	9-1-2029	$ 410,000	$ 431,370
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2030	425,000	444,773
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2031	440,000	458,034
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2032	460,000	476,048
				3,038,547
Water & sewer revenue: 0.29%
Luzerne County PA IDA Refunding Bonds AMT Pennsylvania American Water Company Project	2.45	12-1-2039	3,250,000	3,075,829
Pittsburgh PA Water & Sewer Authority Series C (SIFMA Municipal Swap +0.65%)(AGM Insured) ±	1.63	9-1-2040	4,000,000	4,001,999
				7,077,828
				124,575,186
Puerto Rico: 0.37%
Water & sewer revenue: 0.37%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Senior Lien Series A 144A	4.00	7-1-2022	5,000,000	5,000,000
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Senior Lien Series A 144A	4.00	7-1-2023	4,000,000	4,008,649
				9,008,649
Rhode Island: 0.12%
GO revenue: 0.08%
Providence RI Refunding Bonds Series A	5.00	1-15-2023	425,000	431,741
Providence RI Refunding Bonds Series A	5.00	1-15-2024	400,000	415,748
Providence RI Refunding Bonds Series A	5.00	1-15-2025	450,000	476,058
Providence RI Refunding Bonds Series A	5.00	1-15-2026	450,000	482,904
				1,806,451
Housing revenue: 0.00%
Rhode Island Housing & Mortgage Finance	6.50	4-1-2027	15,000	15,034
Miscellaneous revenue: 0.04%
Providence RI Public Buildings Authority Revenue Capital Improvement Program Projects Series A (AGM Insured)	4.00	9-15-2023	1,000,000	1,023,629
				2,845,114
South Carolina: 0.22%
Education revenue: 0.01%
South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	270,000	278,757
Miscellaneous revenue: 0.02%
Berkeley County SC Assessment Revenue Bonds Nexton Improvement District	4.00	11-1-2030	425,000	412,553
The accompanying notes are an integral part of these financial statements.

48  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Resource recovery revenue: 0.06%
South Carolina Jobs EDA †	8.00%	12-6-2029	$ 260,000	$ 214,857
South Carolina Jobs EDA Solid Waste Disposal RePower South Berkeley LLC 144A†	5.25	2-1-2027	3,310,000	1,324,000
				1,538,857
Utilities revenue: 0.13%
South Carolina Public Service Authority Revenue Refunding Bonds and Improvement Series A	5.00	12-1-2031	2,850,000	3,131,027
				5,361,194
South Dakota: 0.33%
Health revenue: 0.33%
South Dakota HEFA Avera Health Series A	5.00	7-1-2033	7,675,000	8,033,160
Tennessee: 1.02%
Housing revenue: 0.32%
Metropolitan Government Nashville & Davidson County TN Health & Educational Facilities Board Richland Hills Apartments Project (Department of Housing and Urban Development Insured)	1.25	12-1-2024	8,000,000	7,872,260
Utilities revenue: 0.70%
Tennergy Corporation Tennessee Gas Series A	4.00	12-1-2051	1,190,000	1,196,617
Tennessee Energy Acquisition Corporation Gas Project Series 2006B	5.63	9-1-2026	925,000	1,003,664
Tennessee Energy Acquisition Corporation Gas Project Series 2017A	4.00	5-1-2048	12,390,000	12,541,921
Tennessee Energy Acquisition Corporation Gas Project Series 2018	4.00	11-1-2049	2,210,000	2,244,121
				16,986,323
				24,858,583
Texas: 7.96%
Airport revenue: 0.64%
Dallas Fort Worth TX International Airport Refunding Bonds AMT Series A	5.00	11-1-2024	4,000,000	4,239,057
Dallas Fort Worth TX International Airport Refunding Bonds AMT Series A	5.00	11-1-2032	3,125,000	3,187,826
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2023	690,000	714,015
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2024	725,000	764,924
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2027	835,000	922,544
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2028	880,000	981,721
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2029	920,000	1,036,501
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  49

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00%	8-15-2030	$ 970,000	$ 1,101,670
Houston TX Airport System Revenue Subordinate Refunding Bonds AMT Series A øø	5.00	7-1-2031	2,750,000	2,750,000
				15,698,258
Education revenue: 1.41%
Alamo TX Community College District Various Financing System	1.70	11-1-2042	435,000	427,776
Arlington TX Higher Education Finance Corporation Education Series A	4.00	2-15-2029	300,000	317,223
Arlington TX Higher Education Finance Corporation Education Series A	4.00	8-15-2029	80,000	76,458
Arlington TX Higher Education Finance Corporation Education Series A	4.00	2-15-2030	305,000	322,567
Arlington TX Higher Education Finance Corporation Education Series A	4.00	8-15-2030	85,000	80,253
Arlington TX Higher Education Finance Corporation Education Series A	4.00	2-15-2031	315,000	331,415
Arlington TX Higher Education Finance Corporation Education Series A	4.00	2-15-2031	1,240,000	1,102,721
Arlington TX Higher Education Finance Corporation Education Series A	4.00	8-15-2031	80,000	74,588
Arlington TX Higher Education Finance Corporation Education Series A	5.00	8-15-2022	60,000	60,094
Arlington TX Higher Education Finance Corporation Education Series A	5.00	8-15-2023	155,000	157,049
Arlington TX Higher Education Finance Corporation Education Series A	5.00	8-15-2024	195,000	199,219
Arlington TX Higher Education Finance Corporation Education Series A	5.00	8-15-2025	205,000	210,389
Arlington TX Higher Education Finance Corporation Education Series A	5.00	8-15-2026	200,000	205,823
Arlington TX Higher Education Finance Corporation Education Series A	5.00	8-15-2027	205,000	211,418
Arlington TX Higher Education Finance Corporation Education Series A	5.00	8-15-2028	75,000	77,142
Austin TX Community College District Series A	4.00	2-1-2023	320,000	324,579
Clifton TX Higher Education Finance Corporation Education Revenue IDEA Public Schools Series 2021T	5.00	8-15-2029	315,000	345,375
Clifton TX Higher Education Finance Corporation Education Revenue IDEA Public Schools Series 2021T	5.00	8-15-2030	385,000	422,769
Clifton TX Higher Education Finance Corporation Education Revenue IDEA Public Schools Series 2021T	5.00	8-15-2031	435,000	477,606
Clifton TX Higher Education Finance Corporation Education Revenue IDEA Public Schools Series 2021T	5.00	8-15-2032	515,000	565,262
Clifton TX Higher Education Finance Corporation Education Revenue International Leadership Texas Series A	6.00	3-1-2029	2,150,000	2,187,005
Clifton TX Higher Education Finance Corporation International Leadership Series 2015A	4.63	8-15-2025	7,040,000	7,072,662
Clifton TX Higher Education Finance Corporation Uplift Education Series 2018D	5.00	8-15-2025	6,565,000	6,691,445
Clifton TX Higher Education Finance Corporation Uplift Education Series A	4.00	12-1-2025	1,965,000	1,973,257
The accompanying notes are an integral part of these financial statements.

50  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Hale Center Education Facilities Corporation Improvement and Revenue Refunding Bonds Wayland Baptist University Project Series 2022	5.00%	3-1-2028	$ 1,635,000	$ 1,730,337
Hale Center Education Facilities Corporation Improvement and Revenue Refunding Bonds Wayland Baptist University Project Series 2022	5.00	3-1-2029	1,015,000	1,073,866
Hale Center Education Facilities Corporation Improvement and Revenue Refunding Bonds Wayland Baptist University Project Series 2022	5.00	3-1-2030	2,040,000	2,154,504
New Hope TX Cultural Education Facilities Finance Corporation Education Cumberland Academy Incorporated Series 2020A 144A	4.00	8-15-2030	1,735,000	1,653,803
Odessa TX College District Revenue Consolidated Fund (AGM Insured)	4.00	7-1-2029	650,000	696,756
Odessa TX College District Revenue Consolidated Fund (AGM Insured)	4.00	7-1-2030	870,000	933,583
Odessa TX College District Revenue Consolidated Fund (AGM Insured)	4.00	7-1-2031	220,000	236,586
Odessa TX College District Revenue Consolidated Fund (AGM Insured)	4.00	7-1-2032	460,000	489,303
Odessa TX College District Revenue Consolidated Fund (AGM Insured)	4.00	7-1-2033	710,000	750,382
Odessa TX College District Revenue Consolidated Fund (AGM Insured)	4.00	7-1-2034	500,000	523,134
Odessa TX College District Revenue Consolidated Fund (AGM Insured)	4.00	7-1-2035	290,000	301,587
				34,457,936
GO revenue: 3.05%
Brazosporight TX Independent School District School Building Series A	4.00	2-15-2029	2,355,000	2,482,179
Denton TX Independent School District Refunding Bonds Series B	5.00	8-15-2032	5,000,000	5,020,840
Fort Bend TX Independent School District Various Refunding Series B øø	0.72	8-1-2051	1,500,000	1,377,708
Grapevine Colleyville TX Independent School Building	5.00	8-15-2034	2,890,000	3,094,801
Grapevine Colleyville TX Independent School Building	5.00	8-15-2035	1,600,000	1,712,394
Harris County TX Cypress-Fairbanks Independent High School Series B-1 øø	0.28	2-15-2040	2,870,000	2,750,557
Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2031	10,110,000	10,447,446
Leander TX Independent School District CAB Bonds Series 2014C ¤	0.00	8-15-2035	2,975,000	1,638,939
Northside Texas Independent School District School Building Bond Series 2018	2.75	8-1-2048	11,275,000	11,458,497
Northwest Texas Independent School District Refunding Bonds	5.00	2-15-2032	1,750,000	1,880,425
Texas Transportation Commission Mobility Fund Refunding Bonds Series A	5.00	10-1-2030	30,760,000	32,777,948
				74,641,734
Health revenue: 0.30%
Harris County TX Cultural Education Facilities Finance Corporation Revenue Texas Medical Center Series A øø	0.90	5-15-2050	1,500,000	1,474,794
New Hope TX Cultural Education Facilities Finance Corporation Hospital Children's Health System of Texas Obligated Group Series 2017A	5.00	8-15-2024	1,000,000	1,058,254
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  51

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
New Hope TX Cultural Education Facilities Finance Corporation Hospital Children's Health System of Texas Obligated Group Series 2017A	5.00%	8-15-2026	$ 2,000,000	$ 2,202,531
New Hope TX Cultural Education Facilities Finance Corporation Retirement Facility Presbyterian Village North Project	5.00	10-1-2023	1,570,000	1,578,684
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facility Revenue MRC Stevenson Oaks Project	3.00	11-15-2026	1,000,000	966,535
				7,280,798
Housing revenue: 0.10%
New Hope TX Cultural Education Facilities Finance Corporation Collegiate Housing Tarleton State University Project Series 2015A	5.00	4-1-2025	480,000	516,508
New Hope TX Cultural Education Facilities Finance Corporation Stephenville LLC Tarleton State University Project Series 2013A	5.38	4-1-2028	1,845,000	1,894,445
				2,410,953
Industrial development revenue: 0.22%
Brazoria County TX Industrial Development Corporation Solid Waste Disposal Facilities Aleon Renewable Metals LLC 144A	10.00	6-1-2042	3,000,000	2,928,572
Port Beaumont TX Navigation District Dock and Wharf Facility Revenue Jefferson Gulf Coast Energy 144A	2.50	1-1-2030	800,000	680,392
Port Beaumont TX Navigation District Dock and Wharf Facility Revenue Jefferson Gulf Coast Energy 144A	2.63	1-1-2031	800,000	669,374
Port Beaumont TX Navigation District Dock and Wharf Facility Revenue Jefferson Gulf Coast Energy 144A	2.75	1-1-2036	1,500,000	1,134,678
				5,413,016
Miscellaneous revenue: 0.54%
Houston TX Airport System Revenue Refunding Bonds AMT Special Facilities United	5.00	7-1-2027	1,750,000	1,774,821
Lower Colorado River Authority Texas Transmission Contract Transmission Services Corporation Project	5.00	5-15-2028	1,845,000	1,924,357
Texas Transportation Commission Highway Improvement	5.00	4-1-2027	3,010,000	3,168,961
Wise County TX Parker County Junior College District Project	5.00	8-15-2025	505,000	534,155
Wise County TX Parker County Junior College District Project	5.00	8-15-2028	1,630,000	1,769,951
Wise County TX Parker County Junior College District Project	5.00	8-15-2031	680,000	750,031
Wise County TX Parker County Junior College District Project	5.00	8-15-2034	980,000	1,061,177
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (NPFGC / FHA Insured)	7.65	7-1-2022	2,125,000	2,125,000
				13,108,453
Transportation revenue: 0.38%
Central Texas Regional Mobility Authority Revenue Senior Lien Series A	5.00	1-1-2023	500,000	507,138
Central Texas Regional Mobility Authority Revenue Subordinated Lien BAN Series F	5.00	1-1-2025	2,000,000	2,085,650
The accompanying notes are an integral part of these financial statements.

52  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Harris County TX Cultural Education Facilities Finance Corporation Revenue Texas Medical Center Series A	5.00%	8-15-2026	$ 1,280,000	$ 1,386,667
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Bonds North Tarrant Express Managed Lanes Project Series A	5.00	12-31-2030	1,000,000	1,056,170
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Bonds North Tarrant Express Managed Lanes Project Series A	5.00	12-31-2032	1,000,000	1,046,548
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Bonds North Tarrant Express Managed Lanes Project Series A	5.00	12-31-2033	3,000,000	3,125,135
				9,207,308
Utilities revenue: 0.59%
Lower Colorado River Authority Texas Transmission Contract Transmission Services Corporation Project (AGM Insured)	5.00	5-15-2029	1,745,000	1,977,699
Lower Colorado River Authority Texas Transmission Contract Transmission Services Corporation Project (AGM Insured)	5.00	5-15-2030	990,000	1,132,581
San Antonio TX Electric & Gas Systems Various Revenue Refunding Bonds Junior Lien Series 2018	2.75	2-1-2048	6,000,000	6,012,763
San Antonio TX Electric & Gas Systems Various Revenue Refunding Bonds Junior Lien Series 2020	1.75	2-1-2049	4,250,000	4,109,380
Texas Municipal Gas Acquisition & Supply Corporation Series 2021	5.00	12-15-2024	1,100,000	1,144,968
				14,377,391
Water & sewer revenue: 0.73%
Dallas TX Waterworks Refunding Bonds Series A	5.00	10-1-2029	16,225,000	17,806,537
				194,402,384
Utah: 0.44%
Airport revenue: 0.16%
Salt Lake City UT Airport Revenue Bonds AMT Series 2018A	5.00	7-1-2029	1,000,000	1,091,853
Salt Lake City UT Airport Revenue Bonds AMT Series 2018A	5.00	7-1-2031	2,705,000	2,914,124
				4,005,977
Education revenue: 0.06%
Utah Charter School Finance Authority Freedom Academy Foundation St. George 144A	3.25	6-15-2031	540,000	476,446
Utah Charter School Finance Authority Ronald Wilson Reagan Academy Project Series A 144A	3.50	2-15-2026	915,000	890,429
				1,366,875
Miscellaneous revenue: 0.22%
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2024	1,000,000	996,340
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2026	1,000,000	983,254
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2028	1,000,000	962,679
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  53

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00%	8-1-2029	$ 580,000	$ 550,314
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2030	680,000	635,437
Mida Mountain Village Public Infrastructure District Utah Special Assessment Revenue Bonds Area #2 Series 2021 144A	4.00	8-1-2050	1,500,000	1,160,672
				5,288,696
				10,661,548
Vermont: 0.12%
Education revenue: 0.05%
Vermont Student Assistance Corporation Series A	5.00	6-15-2023	1,200,000	1,235,045
Housing revenue: 0.07%
Vermont Housing Finance Agency Multiple Purpose Series A (GNMA / FNMA / FHLMC Insured)	3.75	11-1-2050	1,615,000	1,627,061
				2,862,106
Virginia: 2.26%
Education revenue: 0.04%
Virginia College Building Authority Educational Facilities Regent University Project	5.00	6-1-2029	330,000	354,052
Virginia College Building Authority Educational Facilities Regent University Project	5.00	6-1-2030	350,000	375,263
Virginia College Building Authority Educational Facilities Regent University Project	5.00	6-1-2031	300,000	321,361
				1,050,676
Health revenue: 0.03%
Roanoke VA EDA Residential Care Facility Revenue Richfield Living	4.30	9-1-2030	770,000	620,009
Transportation revenue: 1.75%
Chesapeake VA Bay Bridge & Tunnel District First Tier Generation Resolution	5.00	11-1-2023	20,000,000	20,667,968
Toll Road Investors Partnership II LP Series 1999-B (National Public Finance Guaranty Insured) 144A¤	0.00	2-15-2029	10,000,000	6,790,914
Virginia SBA Financing Senior Lien Elizabeth River Crossings OpCo LLC Project Series 2012 øø	6.00	1-1-2037	5,000,000	5,000,000
Virginia SBA Financing Senior Lien Elizabeth River Crossings OpCo LLC Project Series 2022%%	4.00	7-1-2029	1,750,000	1,748,172
Virginia SBA Financing Senior Lien Elizabeth River Crossings OpCo LLC Project Series 2022%%	4.00	7-1-2030	2,000,000	1,984,364
Virginia SBA Financing Senior Lien Revenue Refunding Bonds 95 Express Lane LLC Project AMT Series 2022	5.00	1-1-2032	3,225,000	3,511,446
Virginia SBA Financing Senior Lien Revenue Refunding Bonds 95 Express Lane LLC Project AMT Series 2022	5.00	7-1-2032	2,800,000	3,040,090
				42,742,954
Utilities revenue: 0.44%
Chesapeake VA EDA Pollution Control Electric & Power Company Series 2008A	1.90	2-1-2032	4,250,000	4,218,286
The accompanying notes are an integral part of these financial statements.

54  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Louisa VA IDA PCR Bonds Virginia Electric and Power Company Project Series 2008C	1.65%	11-1-2035	$ 2,000,000	$ 1,947,123
Wise County VA IDA Solid Waste & Sewage Disposal Revenue Bond Virginia Electric & Power Company Project Series A øø	0.75	10-1-2040	5,000,000	4,606,632
				10,772,041
				55,185,680
Washington: 2.35%
Airport revenue: 0.09%
Port of Seattle WA Intermediate Lien Revenue Bonds AMT Series 2018A	5.00	5-1-2036	2,030,000	2,183,200
GO revenue: 0.22%
Washington State Refunding Bonds Motor Vehicle Fuel Tax	5.00	6-1-2027	1,120,000	1,256,181
Washington State Refunding Bonds Motor Vehicle Fuel Tax	5.00	6-1-2028	1,500,000	1,704,860
Washington State Refunding Bonds Motor Vehicle Fuel Tax	5.00	6-1-2029	1,000,000	1,151,477
Washington State Refunding Bonds Motor Vehicle Fuel Tax	5.00	6-1-2030	1,150,000	1,334,608
				5,447,126
Health revenue: 0.85%
Skagit County WA Public Hospital District Refunding Bonds and Improvement Skagit Regional Health	5.00	12-1-2029	3,975,000	4,190,747
Washington HCFR Authority Catholic Health Initiatives Series 2013B-2 (SIFMA Municipal Swap +1.40%) ±	2.38	1-1-2035	11,000,000	11,043,369
Washington HCFR Authority CommonSpirit Health Series 2019B-3	5.00	8-1-2049	3,000,000	3,170,162
Washington Housing Finance Commission Nonprofit Housing Revenue Eliseo Project Series B-2 144A	2.13	7-1-2027	1,500,000	1,341,135
Washington Housing Finance Commission Nonprofit Housing Revenue Rockwood Retirement Communities 144A	3.00	7-1-2027	1,000,000	894,224
				20,639,637
Housing revenue: 0.60%
King County WA Housing Authority Workforce Housing Preservation Pooled Revenue Refunding Bond	2.00	10-1-2033	600,000	503,267
King County WA Housing Authority Workforce Housing Preservation Pooled Revenue Refunding Bond	2.13	10-1-2036	2,000,000	1,603,115
King County WA Housing Authority Workforce Housing Preservation Pooled Revenue Refunding Bond	4.00	10-1-2029	225,000	239,092
King County WA Housing Authority Workforce Housing Preservation Pooled Revenue Refunding Bond	4.00	10-1-2030	200,000	212,795
King County WA Housing Authority Workforce Housing Preservation Pooled Revenue Refunding Bond	4.00	10-1-2031	290,000	308,923
Seattle WA Housing Authority Northgate Plaza Project	1.00	6-1-2026	2,000,000	1,884,781
Snohomish County WA Housing Authority	5.00	4-1-2027	1,130,000	1,239,719
Snohomish County WA Housing Authority	5.00	4-1-2028	1,610,000	1,776,388
Snohomish County WA Housing Authority	5.00	4-1-2029	1,690,000	1,878,929
Washington Housing Finance Commission Downtowner Apartments Project (FHLMC LIQ)	3.70	7-1-2030	5,000,000	5,014,764
				14,661,773
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  55

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.47%
Central Puget Sound Washington Regional Refunding & Improvement Series S-1	5.00%	11-1-2036	$ 1,000,000	$ 1,091,031
Central Puget Sound Washington Regional Refunding & Improvement Series S-1	5.00	11-1-2050	810,000	883,735
Washington Convention Center Junior Lodging Tax Notes	4.00	7-1-2031	10,000,000	9,544,300
				11,519,066
Utilities revenue: 0.12%
Seattle WA Municipal Light & Power Refunding Bond Series B (SIFMA Municipal Swap +0.25%) ±	1.23	5-1-2045	3,000,000	2,964,922
				57,415,724
West Virginia: 0.43%
Education revenue: 0.05%
West Virginia University Revenues Refunding Bonds West Virginia University Projects Series B	5.00	10-1-2041	1,000,000	1,105,513
Tax revenue: 0.13%
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	4.13	6-1-2043	900,000	800,702
Monongalia County WV Commission Special District University Town Center Series A 144A	4.50	6-1-2027	2,490,000	2,483,402
				3,284,104
Utilities revenue: 0.21%
West Virginia EDA Solid Waste Disposal Facilities Revenue Refunding Bonds Wheeling Power Company Mitchell Project Series 2013A	3.00	6-1-2037	5,245,000	5,132,138
Water & sewer revenue: 0.04%
Parkersburg WV Waterworks and Sewerage System Series A (BAM Insured)	3.00	8-1-2022	250,000	250,295
Parkersburg WV Waterworks and Sewerage System Series A (BAM Insured)	3.00	8-1-2024	400,000	406,316
Parkersburg WV Waterworks and Sewerage System Series A (BAM Insured)	3.00	8-1-2025	400,000	407,204
				1,063,815
				10,585,570
Wisconsin: 3.08%
Airport revenue: 0.01%
Wisconsin PFA Airport Series C	5.00	7-1-2022	360,000	360,000
Education revenue: 0.26%
Corvian County WI Community School Revenue 144A	4.25	6-15-2029	870,000	836,533
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	4.75	8-1-2023	220,000	222,631
Pine Lake WI PFA Pine Lake Preparatory School Series 2015 144A	4.35	3-1-2025	1,130,000	1,148,435
Wisconsin PFA Charter School Revenue American Preparatory Academy 144A	4.00	7-15-2029	650,000	631,359
The accompanying notes are an integral part of these financial statements.

56  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Wisconsin PFA Conference Center & Hotel Revenue Foundation of The University of North Carolina at Charlotte Incorporated Series A 144A	4.00%	9-1-2036	$ 1,000,000	$ 880,855
Wisconsin PFA Education Revenue Corvian Community School Series A 144A	4.00	6-15-2029	905,000	856,500
Wisconsin PFA Educational Facility Revenue Estancia Valley Classical Academy Project Series A 144A	4.00	7-1-2031	1,150,000	1,022,916
Wisconsin PFA Revenue Refunding Bonds Roseman University of Health Sciences Project Series 2022 144A	4.00	4-1-2032	900,000	865,056
				6,464,285
GO revenue: 0.88%
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2023	1,860,000	1,904,889
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2024	1,000,000	1,049,996
Wisconsin Series B	5.00	5-1-2031	12,230,000	13,309,479
Wisconsin Series B	5.00	5-1-2034	5,000,000	5,310,757
				21,575,121
Health revenue: 0.80%
Entrance Fee Principal PFA Searstone Project Series B-2	2.25	6-1-2027	1,840,000	1,660,292
Wisconsin HEFA Ascension Health Credit Group Series A	4.00	11-15-2034	2,000,000	2,004,919
Wisconsin HEFA Bellin Memorial Hospital Series 2015	5.00	12-1-2022	755,000	765,615
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2027	1,145,000	1,242,811
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2028	600,000	655,714
Wisconsin HEFA Marshfield Clinic Health System Incorporated	5.00	2-15-2052	3,000,000	3,163,294
Wisconsin HEFA St. Camillus Health System Incorporated	2.25	11-1-2026	1,750,000	1,713,840
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2027	375,000	379,866
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2028	470,000	475,042
Wisconsin HEFA St. John's Community Incorporated Project %%	4.00	9-15-2029	895,000	864,210
Wisconsin PFA Hospital Revenue Carson Valley Medical Center Series A	4.00	12-1-2031	700,000	690,372
Wisconsin PFA Revenue Providence St. Joseph Health Obligated Group Series C	4.00	10-1-2041	3,000,000	3,068,581
Wisconsin PFA Revenue Texas Biomedical Research Institute Series A	4.00	6-1-2035	600,000	566,196
Wisconsin PFA Revenue Texas Biomedical Research Institute Series A	5.00	6-1-2029	175,000	190,303
Wisconsin PFA Revenue Texas Biomedical Research Institute Series A	5.00	6-1-2030	175,000	191,111
Wisconsin PFA Revenue Texas Biomedical Research Institute Series A	5.00	6-1-2031	275,000	301,477
Wisconsin PFA Revenue Texas Biomedical Research Institute Series A	5.00	6-1-2032	350,000	376,670
Wisconsin PFA Revenue Texas Biomedical Research Institute Series A	5.00	6-1-2033	550,000	589,560
Wisconsin PFA Revenue Texas Biomedical Research Institute Series A	5.00	6-1-2034	570,000	609,445
				19,509,318
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  57

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.27%
Wisconsin PFA Grand Hyatt San Antonio Hotel Acquisition Project Series 2022A	3.75%	2-1-2032	$ 850,000	$ 807,387
Wisconsin PFA Series 2022A 144A	5.50	2-1-2042	5,950,000	5,683,469
				6,490,856
Miscellaneous revenue: 0.13%
Wisconsin State Series 2	5.00	11-1-2029	3,000,000	3,276,237
Tax revenue: 0.65%
Wisconsin Center District Tax Revenue CAB Junior Dedicated Series D ¤	0.00	12-15-2028	260,000	210,828
Wisconsin Center District Tax Revenue CAB Junior Dedicated Series D ¤	0.00	12-15-2029	390,000	303,041
Wisconsin Center District Tax Revenue CAB Junior Dedicated Series D ¤	0.00	12-15-2030	550,000	408,696
Wisconsin Center District Tax Revenue CAB Senior Dedicated Series C (AGM Insured) ¤	0.00	12-15-2029	1,050,000	804,028
Wisconsin Center District Tax Revenue CAB Senior Dedicated Series C (AGM Insured) ¤	0.00	12-15-2031	1,350,000	940,833
Wisconsin State General Fund Annual Appropriations Series A	5.00	5-1-2028	11,775,000	13,083,789
				15,751,215
Water & sewer revenue: 0.08%
Wisconsin Clean Water Refunding Bonds Series 2012	5.00	6-1-2023	310,000	319,209
Wisconsin Clean Water Refunding Bonds Series 2015	5.00	6-1-2026	1,525,000	1,610,127
				1,929,336
				75,356,368
Total Municipal obligations (Cost $2,452,904,760)				2,365,275,414

		Yield	Shares
Short-term investments: 2.59%
Investment companies: 2.59%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.85	63,215,221	63,253,150
Total Short-term investments (Cost $63,251,027)				63,253,150
Total investments in securities (Cost $2,516,155,787)	99.42%			2,428,528,564
Other assets and liabilities, net	0.58			14,071,560
Total net assets	100.00%			$2,442,600,124

The accompanying notes are an integral part of these financial statements.

58  |  Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2022

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
†	Non-income-earning security
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
CDA	Community Development Authority
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCFA	Pollution Control Financing Authority
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SBA	Small Business Authority
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  59

Portfolio of investments—June 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$83,256,830	$908,187,530	$(928,202,040)	$9,453	$1,377	$63,253,150	63,215,221	$60,391
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
10-Year U.S. Treasury Notes	(200)	9-21-2022	$(23,649,660)	$(23,706,250)	$0	$(56,590)
The accompanying notes are an integral part of these financial statements.

60  |  Allspring Strategic Municipal Bond Fund

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $2,452,904,760)	$ 2,365,275,414
Investments in affiliated securities, at value (cost $63,251,027)	63,253,150
Cash	14,208
Cash at broker segregated for futures contracts	367,638
Receivable for interest	24,518,785
Receivable for Fund shares sold	4,348,294
Receivable for investments sold	3,011,193
Prepaid expenses and other assets	62,028
Total assets	2,460,850,710
Liabilities
Payable for when-issued transactions	9,520,684
Payable for Fund shares redeemed	7,022,584
Management fee payable	739,803
Dividends payable	504,053
Administration fees payable	200,139
Payable for daily variation margin on open futures contracts	56,590
Distribution fee payable	24,630
Trustees’ fees and expenses payable	2,719
Accrued expenses and other liabilities	179,384
Total liabilities	18,250,586
Total net assets	$2,442,600,124
Net assets consist of
Paid-in capital	$ 2,549,171,687
Total distributable loss	(106,571,563)
Total net assets	$2,442,600,124
Computation of net asset value and offering price per share
Net assets – Class A	$ 508,573,138
Shares outstanding – Class A1	58,590,890
Net asset value per share – Class A	$8.68
Maximum offering price per share – Class A2	$9.04
Net assets – Class C	$ 39,696,461
Shares outstanding – Class C1	4,557,592
Net asset value per share – Class C	$8.71
Net assets – Class R6	$ 11,007,852
Shares outstanding – Class R6[1]	1,268,092
Net asset value per share – Class R6	$8.68
Net assets – Administrator Class	$ 76,815,589
Shares outstanding – Administrator Class[1]	8,854,700
Net asset value per share – Administrator Class	$8.68
Net assets – Institutional Class	$ 1,806,507,084
Shares outstanding – Institutional Class[1]	208,176,616
Net asset value per share – Institutional Class	$8.68
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  61

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 63,928,108
Income from affiliated securities	60,391
Total investment income	63,988,499
Expenses
Management fee	10,699,794
Administration fees
Class A	955,586
Class C	80,222
Class R6	4,133
Administrator Class	102,401
Institutional Class	1,753,267
Shareholder servicing fees
Class A	1,493,092
Class C	125,001
Administrator Class	254,401
Distribution fee
Class C	375,003
Custody and accounting fees	110,255
Professional fees	76,516
Registration fees	172,290
Shareholder report expenses	80,512
Trustees’ fees and expenses	20,033
Other fees and expenses	55,408
Total expenses	16,357,914
Less: Fee waivers and/or expense reimbursements
Class A	(1,617)
Administrator Class	(49,353)
Net expenses	16,306,944
Net investment income	47,681,555
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(10,666,115)
Affiliated securities	9,453
Futures contracts	623,440
Net realized losses on investments	(10,033,222)
Net change in unrealized gains (losses) on
Unaffiliated securities	(200,566,088)
Affiliated securities	1,377
Futures contracts	(56,590)
Net change in unrealized gains (losses) on investments	(200,621,301)
Net realized and unrealized gains (losses) on investments	(210,654,523)
Net decrease in net assets resulting from operations	$(162,972,968)
The accompanying notes are an integral part of these financial statements.

62  |  Allspring Strategic Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 47,681,555		$ 48,317,416
Net realized gains (losses) on investments		(10,033,222)		2,109,518
Net change in unrealized gains (losses) on investments		(200,621,301)		44,670,512
Net increase (decrease) in net assets resulting from operations		(162,972,968)		95,097,446
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,226,378)		(8,720,081)
Class C		(312,087)		(448,752)
Class R6		(240,075)		(382,035)
Administrator Class		(1,512,513)		(1,856,941)
Institutional Class		(37,387,253)		(37,234,619)
Total distributions to shareholders		(47,678,306)		(48,642,428)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	10,739,692	98,440,532	20,714,962	192,340,071
Class C	636,058	5,888,091	1,499,230	13,959,853
Class R6	576,086	5,291,077	605,823	5,608,705
Administrator Class	3,043,843	28,151,678	3,675,293	34,067,514
Institutional Class	105,486,944	953,288,175	116,362,031	1,079,938,083
		1,091,059,553		1,325,914,226
Reinvestment of distributions
Class A	813,995	7,373,477	847,490	7,868,254
Class C	31,998	289,895	43,525	405,245
Class R6	16,150	146,388	18,022	167,297
Administrator Class	162,068	1,469,491	194,043	1,799,801
Institutional Class	3,602,410	32,646,734	3,427,679	31,814,419
		41,925,985		42,055,016
Payment for shares redeemed
Class A	(19,694,585)	(177,517,874)	(14,333,244)	(133,073,086)
Class C	(2,145,684)	(19,520,756)	(3,057,048)	(28,421,728)
Class R6	(1,210,075)	(11,157,810)	(968,596)	(9,001,156)
Administrator Class	(6,280,931)	(56,916,202)	(4,583,793)	(42,503,136)
Institutional Class	(143,530,875)	(1,284,623,827)	(76,704,450)	(712,279,926)
		(1,549,736,469)		(925,279,032)
Net increase (decrease) in net assets resulting from capital share transactions		(416,750,931)		442,690,210
Total increase (decrease) in net assets		(627,402,205)		489,145,228
Net assets
Beginning of period		3,070,002,329		2,580,857,101
End of period		$ 2,442,600,124		$3,070,002,329
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  63

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.33	$9.17	$9.14	$8.93	$8.94
Net investment income	0.13	0.14	0.17	0.18	0.15
Net realized and unrealized gains (losses) on investments	(0.65)	0.16	0.03	0.21	0.01
Total from investment operations	(0.52)	0.30	0.20	0.39	0.16
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.16)	(0.18)	(0.15)
Net realized gains	0.00	0.00	(0.01)	0.00	(0.02)
Total distributions to shareholders	(0.13)	(0.14)	(0.17)	(0.18)	(0.17)
Net asset value, end of period	$8.68	$9.33	$9.17	$9.14	$8.93
Total return[1]	(5.66)%	3.26%	2.23%	4.41%	1.82%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.79%	0.80%	0.82%
Net expenses	0.79%	0.79%	0.79%	0.80%	0.82%
Net investment income	1.38%	1.47%	1.81%	1.99%	1.69%
Supplemental data
Portfolio turnover rate	24%	11%	26%	29%	33%
Net assets, end of period (000s omitted)	$508,573	$622,409	$545,670	$528,004	$491,128

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

64  |  Allspring Strategic Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.36	$9.20	$9.17	$8.96	$8.97
Net investment income	0.06	0.07	0.10	0.11 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	(0.65)	0.16	0.04	0.21	0.01
Total from investment operations	(0.59)	0.23	0.14	0.32	0.09
Distributions to shareholders from
Net investment income	(0.06)	(0.07)	(0.10)	(0.11)	(0.08)
Net realized gains	0.00	0.00	(0.01)	0.00	(0.02)
Total distributions to shareholders	(0.06)	(0.07)	(0.11)	(0.11)	(0.10)
Net asset value, end of period	$8.71	$9.36	$9.20	$9.17	$8.96
Total return[2]	(6.34)%	2.49%	1.47%	3.62%	1.06%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.54%	1.54%	1.55%	1.57%
Net expenses	1.54%	1.54%	1.54%	1.55%	1.57%
Net investment income	0.62%	0.72%	1.06%	1.24%	0.94%
Supplemental data
Portfolio turnover rate	24%	11%	26%	29%	33%
Net assets, end of period (000s omitted)	$39,696	$56,483	$69,472	$82,331	$115,518

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  65

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$9.33	$9.17	$9.15	$8.94
Net investment income	0.16	0.17	0.20	0.20
Net realized and unrealized gains (losses) on investments	(0.65)	0.16	0.03	0.21
Total from investment operations	(0.49)	0.33	0.23	0.41
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.20)	(0.20)
Net realized gains	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.16)	(0.17)	(0.21)	(0.20)
Net asset value, end of period	$8.68	$9.33	$9.17	$9.15
Total return[2]	(5.30)%	3.65%	2.51%	4.61%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.41%	0.41%	0.41%
Net expenses	0.41%	0.41%	0.41%	0.41%
Net investment income	1.74%	1.85%	2.19%	2.39%
Supplemental data
Portfolio turnover rate	24%	11%	26%	29%
Net assets, end of period (000s omitted)	$11,008	$17,590	$20,459	$13,291

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

66  |  Allspring Strategic Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.32	$9.17	$9.14	$8.93	$8.93
Net investment income	0.13	0.15	0.17	0.19	0.16
Net realized and unrealized gains (losses) on investments	(0.63)	0.15	0.04	0.21	0.02
Total from investment operations	(0.50)	0.30	0.21	0.40	0.18
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.17)	(0.19)	(0.16)
Net realized gains	0.00	0.00	(0.01)	0.00	(0.02)
Total distributions to shareholders	(0.14)	(0.15)	(0.18)	(0.19)	(0.18)
Net asset value, end of period	$8.68	$9.32	$9.17	$9.14	$8.93
Total return	(5.46)%	3.27%	2.34%	4.53%	2.07%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.73%	0.73%	0.76%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.48%	1.58%	1.92%	2.10%	1.80%
Supplemental data
Portfolio turnover rate	24%	11%	26%	29%	33%
Net assets, end of period (000s omitted)	$76,816	$111,200	$115,889	$149,097	$191,723
The accompanying notes are an integral part of these financial statements.

Allspring Strategic Municipal Bond Fund  |  67

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.32	$9.17	$9.14	$8.93	$8.94
Net investment income	0.16	0.17	0.20	0.21	0.18
Net realized and unrealized gains (losses) on investments	(0.64)	0.15	0.04	0.21	0.01
Total from investment operations	(0.48)	0.32	0.24	0.42	0.19
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.20)	(0.21)	(0.18)
Net realized gains	0.00	0.00	(0.01)	0.00	(0.02)
Total distributions to shareholders	(0.16)	(0.17)	(0.21)	(0.21)	(0.20)
Net asset value, end of period	$8.68	$9.32	$9.17	$9.14	$8.93
Total return	(5.25)%	3.49%	2.57%	4.75%	2.16%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.46%	0.46%	0.47%	0.49%
Net expenses	0.46%	0.46%	0.46%	0.47%	0.48%
Net investment income	1.71%	1.80%	2.14%	2.32%	2.05%
Supplemental data
Portfolio turnover rate	24%	11%	26%	29%	33%
Net assets, end of period (000s omitted)	$1,806,507	$2,262,320	$1,829,368	$1,647,093	$1,224,170
The accompanying notes are an integral part of these financial statements.

68  |  Allspring Strategic Municipal Bond Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Strategic Municipal Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

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Notes to financial statements
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $2,516,489,447 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 10,873,899
Gross unrealized losses	(98,891,372)
Net unrealized losses	$(88,017,473)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $14,206,533 in short-term capital losses and $4,232,788 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 2,365,275,414	$0	$ 2,365,275,414
Short-term investments
Investment companies	63,253,150	0	0	63,253,150
Total assets	$63,253,150	$2,365,275,414	$0	$2,428,528,564
Liabilities
Futures contracts	$ 56,590	$ 0	$0	$ 56,590
Total liabilities	$ 56,590	$ 0	$0	$ 56,590
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

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Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.81%
Class C	1.56
Class R6	0.43
Administrator Class	0.68
Institutional Class	0.48

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Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $4,020 from the sale of Class A shares and $3,736 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $160,885,000, $198,371,950 and $(103,089) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $799,342,787 and $631,309,785, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended June 30, 2022, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $8,081,576 in short futures contracts during the year ended June 30, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $47,678,306 and $48,642,428 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$398,479	$(88,017,473)	$(18,439,321)

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Notes to financial statements
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

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Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Strategic Municipal Bond Fund (formerly, Wells Fargo Strategic Municipal Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

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Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

80  |  Allspring Strategic Municipal Bond Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00668 08-22
A257/AR257 06-22

Annual Report
June 30, 2022
Allspring Ultra Short-Term
Municipal Income Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Ultra Short-Term Municipal Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Ultra Short-Term Municipal Income Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Ultra Short-Term Municipal Income Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Ultra Short-Term Municipal Income Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax, consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, James Randazzo, Nicholos Venditti
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SMAVX)	10-2-2000	-3.36	0.16	0.20	-1.38	0.57	0.40	0.66	0.50
Class A2 (WFUNX)[3]	5-29-2020	–	–	–	-1.36	0.57	0.40	0.56	0.40
Class C (WFUSX)	3-31-2008	-2.67	0.07	-0.20	-1.67	0.07	-0.20	1.41	1.25
Class R6 (WUSRX)[4]	7-31-2018	–	–	–	-1.09	0.87	0.71	0.28	0.20
Administrator Class (WUSMX)	7-30-2010	–	–	–	-1.39	0.61	0.45	0.60	0.50
Institutional Class (SMAIX)	7-31-2000	–	–	–	-1.14	0.83	0.69	0.33	0.25
Ultra Short-Term Municipal Income Blended Index[5]	–	–	–	–	-0.57	0.88	0.64	–	–
Bloomberg 1 Year Municipal Bond Index[6]	–	–	–	–	-1.24	0.99	0.85	–	–
iMoneyNet Tax-Free National Institutional Money Market Funds Average[7]	–	–	–	–	0.10	0.76	0.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022 (October 31, 2023 for Class A2), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.40% for Class A2, 1.25% for Class C, 0.20% for Class R6, 0.50% for Administrator Class, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Class A2 shares would be higher.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	Source: Allspring Funds Management LLC. The Ultra Short-Term Municipal Income Blended Index is composed 50% of the Bloomberg 1 Year Municipal Bond Index and 50% of the iMoneyNet Tax-Free National Institutional Money Market Funds Average. You cannot invest directly in an index.
[6]	The Bloomberg 1 Year Municipal Bond Index is the one-year component of the Bloomberg Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6  |  Allspring Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Ultra Short-Term Municipal Income Blended Index, Bloomberg 1 Year Municipal Bond Index and iMoneyNet Tax-Free National Institutional Money Market Funds Average. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.
[7]	iMoneyNet Tax-Free National Institutional Money Market Funds Average is the return of an unmanaged group of money market funds. You cannot invest directly in this average.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Allspring Ultra Short-Term Municipal Income Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Ultra Short-Term Municipal Income Blended Index, for the 12-month period that ended June 30, 2022.
■	The Fund maintained a duration position shorter than the Bloomberg 1 Year Municipal Bond Index but longer than the target duration along with a barbell-style yield-curve position. Both positions detracted from relative performance as interest rates increased across the curve with the longest-maturity bonds underperforming.
■	An overweight to A-rated credit contributed to relative performance versus the benchmark. This was slightly offset by underweights to higher-quality issues.
■	Security selection and sector allocation contributed to relative performance.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory,” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future monetary policy actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Unemployment, which reached a multigenerational-high level of over 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75% as the U.S. Federal Reserve (Fed) attempts to curb record-high inflation while avoiding recession.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg

8  |  Allspring Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)
Municipal Bond Index* fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal bond investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors may return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
Coming into the Fund’s fiscal year, municipal bonds had been on a tear, supported by strong technical factors such as record flows into municipal bond funds, which exacerbated a supply/demand imbalance. Facing very low yields, investors were stretching to maintain income levels by going further out the yield curve and down in credit quality, which had caused the long end of the yield curve and lower-rated investment-grade bonds as well as high yield to outperform the overall market during the first half of the year. This worked until technicals began to unwind early in the period, which was marked by eight down months and four up months. The year began with the 10-year AAA municipal bond yield indicated at 0.99% by Municipal Market Data and ended with an indicated yield of 2.72%, with the long end (beyond 20 years) and credit performing poorly. Flows turned negative and the muni market set an annual record for outflows in the first five months of the second half of the period.
Security selection, sector allocation, and credit quality drove performance, while duration and yield-curve positioning detracted.
We began and ended the period long to the target duration at 0.85-year versus 0.75-year target but short to its benchmark of 1.23 years. The Fund's long duration positioning to target detracted from performance modestly. The barbell-style yield-curve positioning underperformed significantly and was the single-largest detractor from relative performance. Credit spreads widened over the period as the Fed raised rates and lower-rated credits sold off. In the ultra short-term universe, returns across credit ratings were mixed and the Fund’s credit positioning contributed to relative performance versus the benchmark. Being overweight lower-quality investment-grade bonds benefited the Fund along with security selection in BBB-rated bonds. AAA-rated bonds outperformed, slightly detracting from performance. While some credit tiers underperformed, we outperformed in many of these areas, with contributive individual security selection. The Fund's overweight to lower-quality bonds with relatively short maturities allowed for a competitive yield without taking on too much credit risk. Municipal credit quality tends to lag the economy by 12 to 18 months. We believe that as we move toward recession, many bonds within the portfolio will mature before credit quality deteriorates.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
In general, the fund maintained an underweight to general obligation (GO) bonds and an overweight to revenue bonds, which detracted from relative performance. Individual security selection in both state and local GO bonds was additive and the Fund also benefited from allocations within the electric, housing, and hospital sectors.
Some of the better-performing bonds for the year were Fairfax County, Virginia Redevelopment Housing Authority bonds (housing), NY-Metropolitan Transit Authority bonds (revenue-transportation), and the Illinois State sales tax bonds (revenue-dedicated tax). The largest detractors from performance were Louisiana Local Government environment bonds (water/sewer), West Virginia Economic Development Authority solid waste bonds (industrial development revenue/pollution control revenue), and the New York State Housing Finance agency bonds (housing). We expect these bonds to improve in pricing going forward as the market rallies in the summer. As the economy gradually slows, these bonds will roll down the curve to maturity and we will redeploy the capital at higher rates on a go-forward basis.

*	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index

Allspring Ultra Short-Term Municipal Income Fund  |  9

Performance highlights (unaudited)
We expect long-term rates to increase as employment and GDP growth hold on to gains from last year, but future interest rate increases are in a tug of war with inflation and recession pressure as the economy slows.
The fundamental credit factors remain strong in the municipal bond market as municipal credit is the strongest it has been in decades. We believe the Fed will continue its monetary tightening policy well into the second half of calendar-year 2022 to combat higher-than-average inflation, and we are looking for signs of a slowing national economy. This should only modestly affect municipal credit quality, and that, coupled with a weak technical market, makes municipals ripe for buying lower-investment-grade credits in the revenue and local GO marketplace at attractive spreads.
In the second half of 2022, we will continue our modestly long duration positioning as this should add income over the cycle, but we will let the barbell yield-curve positioning roll down the curve to a key rate structure positioning in 2- to 3-year bonds, deploying more capital in the intermediate part of the short-end curve. We will continue our bias to overweighting lower-quality investment-grade bonds in the revenue and local GO sectors in purchases, holdings, and sell candidates, but this will be issuer-dependent with our research process. We will add some higher-quality bonds in the AAA-rated and AA-rated areas as opportunities arise in cash flow notes and tender option bonds as issuers that have been on the sidelines since the pandemic started will come to market. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, credit quality, and sector allocations over the next year.

10  |  Allspring Ultra Short-Term Municipal Income Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 987.43	$2.46	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Class A2
Actual	$1,000.00	$ 987.65	$2.22	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%
Class C
Actual	$1,000.00	$ 985.32	$4.87	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%
Class R6
Actual	$1,000.00	$ 988.88	$0.99	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.00	0.20%
Administrator Class
Actual	$1,000.00	$ 987.41	$2.46	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Institutional Class
Actual	$1,000.00	$ 988.63	$1.23	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	$1.25	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Ultra Short-Term Municipal Income Fund  |  11

Portfolio of investments—June 30, 2022

	Principal	Value
Closed end municipal bond fund obligations: 2.87%
California: 0.40%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (70 shares) 1.41% 144Aø	$ 7,000,000	$ 7,000,000
New York: 1.38%
Nuveen New York Quality Municipal Income Fund Institutional MuniFund Term Preferred Shares (242 shares) 1.41% 144Aø	24,200,000	24,200,000
Other: 1.09%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (50 shares) 1.48% 144Aø	5,000,000	5,000,000
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series D (110 shares) 1.41% 144Aø	11,000,000	11,000,000
Nuveen Quality Municipal Income Fund Series 1-2118 (30 shares) 1.07% 144Aø	3,000,000	3,000,000
		19,000,000
Total Closed end municipal bond fund obligations (Cost $50,200,000)		50,200,000

	Interest rate	Maturity date
Municipal obligations: 95.99%
Alabama: 3.28%
Education revenue: 0.03%
University of South Alabama Series 2021 (BAM Insured)	4.00%	4-1-2025	500,000	521,807
Health revenue: 1.98%
Alabama Health Care Authority for Baptist Health Series B ø	1.38	11-1-2042	14,500,000	14,500,000
Alabama Health Care Authority for Baptist Health Series B (AGC Insured) €	1.49	11-15-2037	19,250,000	19,250,000
Tender Option Bond Trust Receipts/Certificates Series 2020-XG0301 (Bank of America NA LOC, AGM Insured, Bank of America NA LIQ) 144Aø	0.95	6-1-2050	945,000	945,000
				34,695,000
Miscellaneous revenue: 0.12%
Alabama Corrections Institution Finance Authority Revenue Bonds Series 2022A %%	5.00	9-1-2022	1,000,000	1,004,739
Alabama Corrections Institution Finance Authority Revenue Bonds Series 2022A %%	5.00	7-1-2023	1,000,000	1,029,427
				2,034,166
Utilities revenue: 1.15%
Black Belt Energy Gas District Gas Supply Project Series 2017A (Royal Bank of Canada LIQ)	4.00	8-1-2047	4,415,000	4,415,000
Black Belt Energy Gas Supply Revenue Bonds Series 2022D-2 (U.S. SOFR +1.40%) ±%%	2.43	7-1-2052	3,500,000	3,462,612
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Chatom AL Industrial Development Board Alabama Electric Series A (National Rural Utilities Cooperative Finance SPA) ø	0.50%	8-1-2037	$ 8,195,000	$ 8,195,000
Southeast Alabama Gas Supply District Project #1 Series A	4.00	4-1-2049	4,000,000	4,050,678
				20,123,290
				57,374,263
Alaska: 0.55%
Airport revenue: 0.15%
Alaska International Airports System Revenue Refunding Bonds Series 2021C	5.00	10-1-2022	500,000	503,854
Alaska International Airports System Revenue Refunding Bonds Series 2021C	5.00	10-1-2025	2,000,000	2,144,466
				2,648,320
Miscellaneous revenue: 0.40%
Alaska Municipal Bond Bank Series 1	5.00	12-1-2022	3,000,000	3,042,178
Alaska Municipal Bond Bank Series 1	5.00	12-1-2023	1,900,000	1,980,958
Alaska Municipal Bond Bank Series 1	5.00	12-1-2024	1,750,000	1,864,135
				6,887,271
				9,535,591
Arizona: 1.46%
Education revenue: 0.11%
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2862 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	1.11	12-15-2047	1,985,299	1,985,299
Health revenue: 0.49%
Arizona Health Facilities Authority Banner Health Series B (SIFMA Municipal Swap +0.25%) ±	1.23	1-1-2046	4,000,000	3,890,026
Maricopa County AZ IDA Series 2021A	5.00	9-1-2024	150,000	157,536
Maricopa County AZ IDA Series 2021A	5.00	9-1-2025	500,000	534,275
Maricopa County AZ IDA Series A	5.00	1-1-2048	3,910,000	3,945,861
				8,527,698
Industrial development revenue: 0.86%
Chandler AZ IDA Intel Corporation Project	2.70	12-1-2037	3,415,000	3,435,460
Chandler AZ IDA Intel Corporation Project	5.00	6-1-2049	2,425,000	2,537,796
Phoenix AZ IDA Various Republic Services Incorporated Projects	2.00	12-1-2035	9,000,000	8,999,027
				14,972,283
				25,485,280
Arkansas: 0.56%
Health revenue: 0.08%
Batesville AK Public Facilities Board Hospital White River Health System Incorporated	5.00	6-1-2024	1,345,000	1,392,935
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.45%
Arkansas Development Finance Authority MFHR Cottages Apartments (Department of Housing and Urban Development Insured)	1.25%	12-1-2024	$ 1,835,000	$ 1,805,700
Arkansas Development Finance Authority Multifamily Housing Homes Project (Department of Housing and Urban Development Insured)	1.20	3-1-2024	6,000,000	5,997,293
				7,802,993
Tax revenue: 0.03%
Cabot AR Series 2021B	5.00	12-1-2023	200,000	208,579
Cabot AR Series 2021B	5.00	12-1-2025	275,000	299,327
				507,906
				9,703,834
California: 6.60%
GO revenue: 0.51%
Los Angeles CA Tax and Revenue Anticipation Notes %%	4.00	6-29-2023	8,500,000	8,663,762
Oceanside CA Unified School District Series 2012-C ¤	0.00	8-1-2051	1,255,000	200,622
				8,864,384
Health revenue: 3.99%
California CDA Emanate Health Series A	5.00	4-1-2025	750,000	795,921
California CDA Health Facilities Catholic Series D (AGM Insured) €	0.88	7-1-2041	24,850,000	24,850,000
California CDA Health Facilities Catholic Series E (AGM Insured) €	1.39	7-1-2040	2,225,000	2,225,000
California CDA Health Facilities Catholic Series F (AGM Insured) €	1.00	7-1-2040	16,300,000	16,300,000
California CDA Kaiser Permanente Commercial Paper	0.83	8-2-2022	3,800,000	3,798,170
California HFFA Adventist Health System Series 2013A	5.00	3-1-2025	2,500,000	2,539,051
California HFFA Kaiser Permanente Series C	5.00	8-1-2031	2,740,000	2,769,511
California PFA Kaiser Permanente Series 2021A	4.00	10-15-2025	400,000	409,356
Palomar CA Pomerado Health Care District Certificate of Participation Series A (AGM Insured) €	1.70	11-1-2036	8,975,000	8,975,000
Palomar CA Pomerado Health Care District Certificate of Participation Series B (AGM Insured) €	1.00	11-1-2036	1,250,000	1,250,000
Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) €	1.50	11-1-2036	925,000	925,000
Tender Option Bond Trust Receipts/Certificates Series 2018-XG0175 (Bank of America NA LIQ) 144Aø	1.04	3-1-2039	4,825,000	4,825,000
				69,662,009
Housing revenue: 0.91%
California CDA Uptown Newport Apartments Series 2017 AA & BB (East West Bank LOC) ø	0.95	3-1-2057	13,000,000	13,000,000
Tender Option Bond Trust Receipts/Certificates Series 2020-MIZ9012 (Mizuho Capital Markets LLC LIQ) 144Aø	1.16	10-1-2036	2,874,000	2,874,000
				15,874,000
Miscellaneous revenue: 0.11%
California Infrastructure & Economic Development Bank Brightline West Passenger Rail Project Series 2021B øø	0.39	10-1-2047	2,000,000	1,954,778
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.27%
Cathedral City CA RDA Series 2021C (BAM Insured)	4.00%	8-1-2025	$ 600,000	$ 623,952
Tender Option Bond Trust Receipts/Certificates Various States Floaters Series 2021-XF1238 (Royal Bank of Canada LIQ) 144Aø	0.94	6-1-2028	1,700,000	1,700,000
Western Placer Unified School District Special Tax BAN Community Facilities	2.00	6-1-2025	2,500,000	2,418,324
				4,742,276
Transportation revenue: 0.62%
Bay Area Toll Authority Series B (SIFMA Municipal Swap +0.28%) ±	1.26	4-1-2056	3,500,000	3,481,206
San Diego CA Association of Governments Series 2019A	5.00	11-15-2023	7,250,000	7,325,536
				10,806,742
Utilities revenue: 0.19%
California Community Choice Financing Authority Clean Energy Project Series 2021A	4.00	12-1-2023	800,000	813,437
Vernon CA Electric System Series A	5.00	10-1-2023	1,250,000	1,285,063
Vernon CA Electric System Series A	5.00	10-1-2024	1,200,000	1,251,853
				3,350,353
				115,254,542
Colorado: 0.83%
Airport revenue: 0.28%
Denver CO Airport System Subordinate Revenue Bonds Series 2013B	5.00	11-15-2025	2,835,000	2,932,268
Denver CO City and County Airport Revenue AMT Series B-2	5.00	11-15-2031	1,840,000	1,979,956
				4,912,224
Education revenue: 0.08%
University of Colorado Enterprise and Refunding Bond Series C	2.00	6-1-2054	1,500,000	1,479,752
Health revenue: 0.03%
Colorado Health Facilities Authority Catholic Health Initiatives Series B-3	4.00	1-1-2024	530,000	525,847
Miscellaneous revenue: 0.26%
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	12-31-2023	1,385,000	1,424,650
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	6-30-2024	2,000,000	2,056,040
Colorado Bridge Enterprise Senior Revenue Bonds AMT Central 70 Project Private Activity Bond	4.00	12-31-2024	1,000,000	1,033,239
				4,513,929
Tax revenue: 0.02%
Regional Transportation District Private Activity Revenue Denver Transit Partners Eagle P3	5.00	7-15-2024	300,000	309,386
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.13%
E-470 Public Highway Authority Revenue Series B (U.S. SOFR +0.35%) ±	1.37%	9-1-2039	$ 2,250,000	$ 2,218,875
Water & sewer revenue: 0.03%
Central Weld County CO Water District Water Revenue (AGM Insured)	5.00	12-1-2025	520,000	564,398
				14,524,411
Connecticut: 3.05%
Education revenue: 1.02%
Connecticut HEFAR Yale University Issue Series A	1.10	7-1-2048	7,405,000	7,357,131
Connecticut HEFAR Yale University issue Series B	0.55	7-1-2037	8,150,000	8,014,226
Connecticut Higher Education Supplemental Loan Authority CHESLA Loan Program	5.00	11-15-2022	1,350,000	1,367,387
Connecticut Higher Education Supplemental Loan Authority CHESLA Loan Program	5.00	11-15-2024	585,000	623,595
Connecticut Higher Education Supplemental Loan Authority CHESLA Loan Program Series B	5.00	11-15-2023	440,000	457,834
				17,820,173
GO revenue: 0.77%
Bridgeport CT Series A	5.00	6-1-2023	655,000	674,039
Bridgeport CT Series A	5.00	6-1-2024	800,000	842,655
Bridgeport CT Series A	5.00	6-1-2025	2,695,000	2,894,556
Bridgeport CT Series C	5.00	2-15-2024	445,000	465,780
Bridgeport CT Series C	5.00	2-15-2025	750,000	800,838
Connecticut Series A	3.00	1-15-2025	3,000,000	3,046,083
Connecticut Series C	3.00	6-1-2023	600,000	606,980
Connecticut Series C	3.00	6-1-2024	1,055,000	1,073,251
Connecticut Series C	4.00	6-1-2023	435,000	443,952
Connecticut Series C	4.00	6-1-2024	500,000	517,943
North Branford CT BAN	2.00	8-4-2022	2,000,000	2,001,457
				13,367,534
Health revenue: 0.05%
Connecticut HEFA Revenue Bonds Stamford Hospital Issue Series M	5.00	7-1-2023	175,000	179,193
Connecticut HEFA Stamford Hospital Series L-1	4.00	7-1-2024	600,000	611,097
				790,290
Housing revenue: 1.06%
Connecticut HFA Mortgage Finance Program Bonds Series A Subseries A-4 (SIFMA Municipal Swap +0.30%) ±	1.28	11-15-2050	15,000,000	14,828,637
Connecticut HFA Series A Subseries A-1	0.30	11-15-2024	500,000	475,538
Connecticut HFA Series A Subseries A-1	0.40	11-15-2023	300,000	293,630
Connecticut HFA Series A Subseries A-1	0.40	5-15-2025	500,000	468,379
Waterbury CT Housing Authority MFHR Exchange Place Project	0.40	2-1-2023	2,500,000	2,496,406
				18,562,590
Tax revenue: 0.15%
Connecticut Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	5-1-2023	375,000	385,130
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Connecticut Tax Obligation Revenue Transportation Infrastructure Purpose	5.00%	5-1-2024	$ 1,000,000	$ 1,053,343
Connecticut Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	5-1-2025	1,150,000	1,238,701
				2,677,174
				53,217,761
Delaware: 0.16%
Miscellaneous revenue: 0.16%
Tender Option Bond Trust Receipts/Floater Certificates Series 2021-XF2945 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	1.11	6-15-2043	2,840,000	2,840,000
District of Columbia: 2.15%
Airport revenue: 0.30%
Metropolitan Washington DC Airports Authority Revenue and Refunding Bonds Series 2021A	5.00	10-1-2022	2,000,000	2,016,389
Metropolitan Washington DC Airports Authority Revenue and Refunding Bonds Series 2021A	5.00	10-1-2024	3,000,000	3,163,670
				5,180,059
Housing revenue: 1.50%
District of Columbia HFA MFHR 1550 First Street Project	2.80	6-1-2039	6,500,000	6,503,561
District of Columbia HFA Park Southern Apartments Project (FHA Insured)	0.70	6-1-2024	20,000,000	19,662,212
				26,165,773
Transportation revenue: 0.33%
Washington DC Metropolitan Area Transit Authority Series A	5.00	7-15-2023	3,600,000	3,720,002
Washington DC Metropolitan Area Transit Authority Series A	5.00	7-15-2024	2,000,000	2,117,821
				5,837,823
Water & sewer revenue: 0.02%
District of Columbia Water and Sewer Authority Public Utility Subordinated Lien Bond Series C	1.75	10-1-2054	300,000	297,269
				37,480,924
Florida: 3.36%
Education revenue: 0.04%
Florida HEFAR Florida Institute of Technology	5.00	10-1-2023	500,000	513,840
Florida HEFAR Florida Institute of Technology	5.00	10-1-2024	250,000	260,141
				773,981
Health revenue: 0.61%
Jacksonville FL HCFR Baptist Health Series D ø	0.91	8-1-2036	900,000	900,000
Jacksonville FL HCFR Series E ø	0.91	8-1-2036	1,000,000	1,000,000
Lee Memorial Health System Series B ø	1.23	4-1-2049	8,800,000	8,800,000
				10,700,000
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  17

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue: 2.25%
Capital Trust Agency Florida College Park Towers Apartments Project (Department of Housing and Urban Development Insured)	1.25%	5-1-2024	$14,000,000	$ 13,890,376
Capital Trust Agency Florida Council Towers Apartments Project Series A	1.50	11-1-2023	10,450,000	10,424,663
Deutsche Bank Short Puttable Exempt Adjustable Receipts/Long Inverse Floating Exempt Receipts Trust Series DBE-8055 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	1.38	11-1-2058	9,975,000	9,975,000
Miami-Dade County FL HFA MFHR	0.25	12-1-2023	5,000,000	4,957,707
				39,247,746
Miscellaneous revenue: 0.32%
Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	3,100,000	3,255,100
Refunding Certificate of Participation School Board of Hillsborough County FL Series 2015A	5.00	7-1-2026	2,235,000	2,401,025
				5,656,125
Transportation revenue: 0.03%
Miami-Dade County FL Expressway Authority Series B	5.00	7-1-2022	460,000	460,000
Water & sewer revenue: 0.11%
North Sumter County Utility Dependent District Utility Revenue Bonds Series 2021 (AGM Insured)	5.00	10-1-2025	635,000	687,030
North Sumter County Utility Dependent District Utility Revenue Bonds Series 2021 (AGM Insured)	5.00	10-1-2026	1,100,000	1,210,942
				1,897,972
				58,735,824
Georgia: 1.95%
Health revenue: 0.16%
Cobb County GA Kennestone Hospital Authority Revenue Anticipation Certificate Wellstar Health System	5.00	4-1-2024	1,300,000	1,364,766
Cobb County GA Kennestone Hospital Authority Revenue Anticipation Certificate Wellstar Health System	5.00	4-1-2025	660,000	700,410
The Hospital Authority of Hall County & the City of Gainesville Revenue Anticipation Certificate Series 2021A	5.00	2-15-2026	700,000	754,828
				2,820,004
Housing revenue: 1.06%
Augusta GA Housing Authority Georgia Multifamily Housing Series 2021 (Department of Housing and Urban Development Insured)	1.25	12-1-2024	8,875,000	8,733,288
College Park GA Business & IDA Series 2021B	1.25	7-1-2025	10,000,000	9,703,198
				18,436,486
Utilities revenue: 0.73%
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	1.55	12-1-2049	4,100,000	4,095,646
Georgia Municipal Electric Authority Bonds (AGM Insured) %%	5.00	7-1-2025	200,000	211,696
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Georgia Municipal Electric Authority Bonds (AGM Insured) %%	5.00%	7-1-2026	$ 300,000	$ 323,829
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2018C (Royal Bank of Canada LIQ)	4.00	8-1-2048	805,000	821,241
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2021C	4.00	12-1-2024	700,000	711,215
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2021C	4.00	12-1-2025	1,000,000	1,017,355
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022A	4.00	12-1-2023	1,000,000	1,013,340
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022A	4.00	12-1-2026	2,200,000	2,236,311
Monroe County GA Development Authority PCR Georgia Power Company Plant Scherer Project First Series 2009	1.00	7-1-2049	1,875,000	1,666,910
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds Series 2021A	5.00	1-1-2024	165,000	171,637
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds Series 2021A (AGM Insured)	5.00	1-1-2025	200,000	211,685
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds Series 2021A (AGM Insured)	5.00	1-1-2026	225,000	241,237
				12,722,102
				33,978,592
Guam: 0.14%
Airport revenue: 0.14%
Guam International Airport Authority AMT Refunding Bond Series A	5.00	10-1-2022	1,000,000	1,008,049
Guam International Airport Authority AMT Refunding Bond Series A	5.00	10-1-2023	1,395,000	1,443,834
				2,451,883
Hawaii: 0.51%
GO revenue: 0.24%
Honolulu HI GO Bonds Series 2022A %%	5.00	11-1-2023	2,250,000	2,338,361
Honolulu HI GO Bonds Series 2022A %%	5.00	11-1-2024	1,750,000	1,858,945
				4,197,306
Health revenue: 0.10%
Hawaii Department of Budget & Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	1.36	7-1-2039	1,750,000	1,750,000
Utilities revenue: 0.17%
Hawaii Department of Budget & Finance Hawaiian Electric Company Series 2017A	3.10	5-1-2026	3,000,000	2,977,449
				8,924,755
Idaho: 0.13%
Housing revenue: 0.13%
Idaho Housing & Finance Association Series A ø	1.11	1-1-2038	2,345,000	2,345,000
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  19

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Illinois: 4.82%
Airport revenue: 0.24%
Chicago IL O'Hare International Airport Senior Lien Refunding Bonds Series 2013A	5.00%	1-1-2026	$ 4,205,000	$ 4,261,847
Education revenue: 0.33%
Illinois Finance Authority Benedictine University Series 2021	5.00	10-1-2025	600,000	620,670
Illinois Finance Authority University of Chicago Series 2021A	5.00	10-1-2023	1,400,000	1,454,791
Illinois Finance Authority University of Chicago Series 2021A	5.00	10-1-2025	1,500,000	1,624,859
Southern Illinois University Housing and Auxiliary Facilities Refunding Revenue Bonds Series A (BAM Insured)	4.00	4-1-2024	1,200,000	1,228,829
Southern Illinois University Housing and Auxiliary Facilities System Series 2022A (BAM Insured) %%	5.00	4-1-2025	750,000	792,596
				5,721,745
GO revenue: 1.49%
Chicago IL Board of Education Series 2020A	5.00	12-1-2022	400,000	403,475
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2024	3,670,000	3,504,776
Chicago IL Series 2002B	5.00	1-1-2026	2,750,000	2,848,159
Chicago IL Series A	5.00	1-1-2025	2,500,000	2,595,581
Cook County IL Refunding Bond Series 2021A	5.00	11-15-2022	4,000,000	4,050,935
Cook County IL Refunding Bond Series C	5.00	11-15-2022	3,045,000	3,083,774
Illinois Series 2022A	5.00	3-1-2023	2,000,000	2,033,583
Illinois Series A	5.00	3-1-2024	1,500,000	1,554,195
Kane & Cook Counties IL Community College District #509 Series 2021B	4.00	12-15-2025	1,200,000	1,264,357
Peoria IL Refunding Bonds Series A (BAM Insured)	4.00	1-1-2025	1,250,000	1,296,278
Peoria IL Refunding Bonds Series A (BAM Insured)	4.00	1-1-2026	500,000	522,052
Whiteside & Lee Counties IL Community Unit School District 5 Series A (BAM Insured)	4.00	12-1-2022	1,375,000	1,388,516
Whiteside & Lee Counties IL Community Unit School District 5 Series A (BAM Insured)	4.00	12-1-2023	1,435,000	1,473,315
				26,018,996
Health revenue: 0.16%
Illinios Finance Authority Revenue Refunding Bonds Series 2022	4.00	10-15-2023	205,000	204,737
Illinois Finance Authority Healthcare System Series B-1	5.00	5-15-2050	1,200,000	1,251,837
Illinois Finance Authority Rehabilitation Institute of Chicago	5.00	7-1-2023	1,100,000	1,124,185
Illinois Finance Authority Revenue Refunding Bonds Series 2022	4.00	10-15-2024	210,000	208,636
				2,789,395
Miscellaneous revenue: 0.70%
Chicago IL Board of Education Series B	5.00	12-1-2022	1,500,000	1,513,030
Chicago IL Board of Education Series B	5.00	12-1-2023	1,150,000	1,174,381
Illinois Refunding Bond	5.00	8-1-2022	2,290,000	2,294,932
Illinois Refunding Bonds Series 2016	5.00	2-1-2026	4,000,000	4,248,266
Illinois Series A	5.00	3-1-2023	3,000,000	3,050,374
				12,280,983
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 1.59%
Illinois Regional Transportation Authority Series B øø	1.35%	6-1-2025	$17,585,000	$ 17,585,000
Illinois Sales Tax Revenue Refunding Bond Series C	4.00	6-15-2023	1,000,000	1,013,541
Illinois Series 2013	5.00	6-15-2024	1,000,000	1,022,138
Metropolitan Pier & Exposition Authority McCormick Place Project Non-Callable Bond Series B	5.00	12-15-2022	5,925,000	5,996,758
Metropolitan Pier & Exposition Authority McCormick Place Project Refunding Bonds Series A	3.00	6-15-2024	2,100,000	2,087,124
				27,704,561
Water & sewer revenue: 0.31%
Chicago IL Water Revenue Refunding Bonds Series 2004	5.00	11-1-2023	1,645,000	1,698,633
Geneva IL Series 2021	4.00	2-1-2024	650,000	669,461
Joliet IL Waterworks and Sewerage Senior Lien Revenue BAN Series 2022	5.00	1-1-2024	2,000,000	2,076,559
South Sangamon IL Water Commission (AGM Insured)	4.00	1-1-2023	500,000	504,693
South Sangamon IL Water Commission (AGM Insured)	4.00	1-1-2026	500,000	518,398
				5,467,744
				84,245,271
Indiana: 2.16%
Education revenue: 0.03%
Town of Upland IN Economic Development Revenue Bonds Series 2021	4.00	9-1-2025	590,000	610,188
GO revenue: 0.12%
Center Grove IN Community School Corporation Series 2021B	4.00	7-1-2023	2,025,000	2,063,837
Housing revenue: 0.07%
Indianapolis IN MFHR Series 2022A	3.00	5-1-2027	1,251,000	1,264,170
Industrial development revenue: 0.98%
Indiana Finance Authority Tax-Exempt Private Activity Bonds Series 2013	5.00	7-1-2048	14,315,000	14,731,837
Whiting IN Environmental Facilities North America Incorporated Project	5.00	11-1-2047	2,250,000	2,361,492
				17,093,329
Miscellaneous revenue: 0.64%
Brownsburg IN 1999 School Building Corporation BAN 144A	1.75	2-1-2023	6,000,000	6,000,633
Fort Wayne IN RDA Indiana Lease Rental Revenue Refunding Bonds Series 2022	4.00	8-1-2023	795,000	812,737
Fort Wayne IN RDA Lease Rental Revenue Refunding Bonds Series 2022	4.00	8-1-2024	730,000	756,079
Indianapolis IN Series 2021A	5.00	6-1-2024	1,700,000	1,784,448
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	7-15-2022	95,000	95,070
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	7-15-2023	210,000	214,588
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	1-15-2024	215,000	221,271
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	7-15-2024	220,000	227,811
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  21

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00%	1-15-2025	$ 225,000	$ 234,355
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	7-15-2025	225,000	235,697
Tippecanoe County IN Vinton-Tecumseh School Building Corporation Series 2021	3.00	1-15-2025	505,000	512,420
				11,095,109
Utilities revenue: 0.32%
Mount Vernon Industry Environmental Southern Industry Gas and Electric Company øø	0.88	9-1-2055	5,750,000	5,653,625
				37,780,258
Iowa: 0.53%
Industrial development revenue: 0.53%
Iowa Finance Authority Midwestern Disaster Area Economic Development Revenue Bonds Series 2009B ø	0.96	9-1-2036	6,200,000	6,200,000
Iowa Finance Authority Solid Waste Facilities Revenue (Citibank NA LOC)	1.50	1-1-2042	3,000,000	2,981,757
				9,181,757
Kansas: 0.31%
Health revenue: 0.03%
Wichita KS HCFR Series I	3.75	5-15-2023	485,000	482,022
Utilities revenue: 0.28%
Burlington KS Environmental Impact Series A ø	1.05	9-1-2035	5,000,000	5,000,000
				5,482,022
Kentucky: 1.68%
Education revenue: 0.06%
Columbia KY Kentucky Educational Development Funding Revenue Bonds Series 2021	4.00	12-1-2022	175,000	176,364
Columbia KY Kentucky Educational Development Funding Revenue Bonds Series 2021	4.00	12-1-2023	450,000	459,183
Columbia KY Kentucky Educational Development Funding Revenue Bonds Series 2021	4.00	12-1-2025	485,000	498,920
				1,134,467
Health revenue: 0.17%
Kentucky EDFA Norton Healthcare Incorporated Series B (NPFGC Insured) ¤	0.00	10-1-2022	2,920,000	2,905,859
Housing revenue: 0.57%
Kentucky Housing Corporation MFHR City View Park Project	1.16	2-1-2023	10,000,000	9,998,001
Industrial development revenue: 0.65%
Boone Country KY PCR Various Refunding Bonds Duke Energy (Sumitomo Mitsui Banking Corporation LOC) ø	0.93	8-1-2027	11,295,000	11,295,000
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.12%
Paducah KY Electric Plant Board Refunding Bond	5.00%	10-1-2023	$ 1,995,000	$ 2,065,087
Water & sewer revenue: 0.11%
Kentucky Rural Water Financing Agency Series 2021A	0.40	5-1-2023	2,000,000	1,957,669
				29,356,083
Louisiana: 1.58%
Airport revenue: 0.32%
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1A	2.00	10-1-2040	5,540,000	5,539,900
Health revenue: 0.29%
Louisiana Public Facilities Authority Hospital Revenue Louisiana Children's Medical Center Project	5.00	6-1-2045	5,000,000	5,139,844
Miscellaneous revenue: 0.70%
Louisiana Local Government Environmental Facilities and CDA Subordinated Lien Bond East Baton Rouge øø	0.88	2-1-2046	9,000,000	8,200,684
Louisiana Stadium & Exposition District Revenue BAN	4.00	7-3-2023	3,925,000	3,975,712
				12,176,396
Tax revenue: 0.27%
Louisiana Gasoline and Fuel Tax Second Lien Revenue Refunding Bonds Series A (U.S. SOFR +0.50%) ±	1.56	5-1-2043	4,960,000	4,761,619
				27,617,759
Maine: 0.10%
Education revenue: 0.02%
Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2022	370,000	375,050
Health revenue: 0.08%
Maine HEFAR Bonds Series 2020A	4.00	7-1-2024	335,000	345,055
Maine HEFAR Bonds Series 2020A	4.00	7-1-2024	420,000	435,677
Maine HEFAR Bonds Series 2020A	5.00	7-1-2023	255,000	263,138
Maine HEFAR Bonds Series 2020A	5.00	7-1-2023	320,000	330,116
				1,373,986
				1,749,036
Maryland: 2.42%
Health revenue: 0.08%
Maryland Health & HEFAR Adventist Healthcare Series 2021	5.00	1-1-2023	795,000	804,712
Maryland Health & HEFAR Adventist Healthcare Series 2021	5.00	1-1-2024	540,000	556,742
				1,361,454
Housing revenue: 2.17%
CDA Department of Housing & Community Development Multifamily Development Revenue Bonds Series 2021B	0.80	9-1-2023	15,000,000	14,789,709
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  23

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Maryland CDA Department of Housing & Community Multifamily Development Windsor Valley III Apartments Series G (FHA Insured)	1.05%	12-1-2023	$10,000,000	$ 9,795,244
Maryland CDA Department of Housing & Community Multifamily Development Woodside Gardens Series A 144A	1.33	1-1-2024	6,000,000	5,903,367
Maryland CDA Department of Housing Rosemont Tower LLC Series A (GNMA Insured) 144A	0.83	5-1-2023	7,400,000	7,334,757
				37,823,077
Utilities revenue: 0.17%
Maryland Economic Development Corporation PCR Potomac Electric Power Company Project	1.70	9-1-2022	3,000,000	2,999,698
				42,184,229
Massachusetts: 1.86%
Education revenue: 0.04%
Massachusetts Development Finance Agency Lasell University Revenue Refunding Bonds	4.00	7-1-2022	205,000	205,000
Massachusetts Development Finance Agency Lasell University Revenue Refunding Bonds	4.00	7-1-2023	210,000	210,727
Massachusetts Development Finance Agency Lasell University Revenue Refunding Bonds	4.00	7-1-2024	225,000	225,639
				641,366
Health revenue: 0.49%
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2022	115,000	115,088
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2023	125,000	127,902
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2024	125,000	129,607
Massachusetts Development Finance Agency Wellforce Incorporate Series C (AGM Insured)	5.00	10-1-2023	635,000	658,102
Massachusetts HEFA Partners Healthcare Series G-2 (AGM Insured) €	0.84	7-1-2042	7,520,000	7,520,000
				8,550,699
Housing revenue: 0.33%
Boston Housing Authority Capital Program Revenue Refunding Series B	5.00	10-1-2024	650,000	690,581
Boston Housing Authority Capital Program Revenue Refunding Series B	5.00	10-1-2025	380,000	412,374
Massachusetts Development Finance Agency MFHR Bonds Salem Heights Series B	0.25	7-1-2024	2,750,000	2,686,497
Massachusetts HFA Series 212	1.45	12-1-2049	2,000,000	1,998,733
				5,788,185
Tax revenue: 0.10%
Massachusetts Bay Transportation Authority Series B-1	5.00	7-1-2023	1,775,000	1,832,533
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.90%
Massachusetts Department of Transportation Refunding Bond	5.00%	1-1-2039	$15,490,000	$ 15,721,782
				32,534,565
Michigan: 2.10%
Education revenue: 0.03%
Lake Superior State University Michigan Revenue Refunding General Revenue Refunding Bonds Series 2012 (AGM Insured)	4.00	11-15-2023	525,000	539,171
GO revenue: 0.16%
Genesee County MI Carman-Ainsworth Community School	4.00	5-1-2025	2,685,000	2,793,516
Health revenue: 0.24%
Kent MI Hospital Finance Authority Series 2015A ø	1.16	1-15-2047	2,000,000	2,000,000
Michigan Finance Authority Bronson Healthcare Group Incorporated Series 2019B	3.50	11-15-2044	800,000	804,085
Michigan Finance Authority Hospital Revenue Refunding Bonds McLaren Heath Care Series A	5.00	6-1-2025	1,350,000	1,352,110
				4,156,195
Housing revenue: 1.13%
Michigan Housing Development Authority Series D (TD Bank NA SPA) ø	0.90	6-1-2030	5,370,000	5,370,000
Michigan State Housing Development AMT Refunding Bond Series B (TD Bank NA SPA) ø	0.94	6-1-2038	14,415,000	14,415,000
				19,785,000
Tax revenue: 0.54%
Tender Option Bond Trust Receipts/Certificates (AGM Insured, Morgan Stanley Bank LIQ) 144Aø	1.11	7-1-2043	9,410,000	9,410,000
				36,683,882
Minnesota: 2.12%
GO revenue: 1.78%
Hennepin County MN Series 2018B (TD Bank NA SPA) ø	0.90	12-1-2038	1,000,000	1,000,000
JPMorgan Chase Puttable Tax-Exempt Receipts Trust Series 5027 (JPMorgan Chase & Company LIQ) 144Aø	1.09	3-20-2024	30,000,000	30,000,000
				31,000,000
Health revenue: 0.02%
Minnesota HCFR Maple Grove Hospital Corporation	5.00	5-1-2023	390,000	399,434
Miscellaneous revenue: 0.17%
Lake Agassiz Education Cooperative Certificate of Participation Series A	3.00	2-1-2023	255,000	255,980
Lake Agassiz Education Cooperative Certificate of Participation Series A	3.00	2-1-2024	265,000	266,358
Minnesota Rural Water Financial Authority Public Projects Construction Notes	2.63	12-1-2023	2,500,000	2,500,269
				3,022,607
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  25

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.15%
Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds Series 2022 (Royal Bank of Canada LIQ)	4.00%	12-1-2023	$ 2,500,000	$ 2,548,236
				36,970,277
Mississippi: 0.51%
Health revenue: 0.51%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project øø	0.20	9-1-2036	9,000,000	8,970,202
Missouri: 0.68%
Miscellaneous revenue: 0.31%
Missouri Public Utilities Commission Interim Construction Notes Series 2022	0.75	8-1-2023	5,400,000	5,307,552
Utilities revenue: 0.37%
Missouri Environmental Improvement Revenue Refunding Bonds Series 1992	1.60	12-1-2022	6,500,000	6,493,023
				11,800,575
Nebraska: 0.93%
Miscellaneous revenue: 0.36%
Gretna NE Series 2021	4.00	12-15-2025	3,000,000	3,101,045
Gretna NE Tax Supported Certificates Series 2022	5.00	12-15-2025	3,000,000	3,177,533
				6,278,578
Utilities revenue: 0.57%
Nebraska Public Power District Revenue General Series A øø	0.60	1-1-2051	10,075,000	9,916,130
				16,194,708
Nevada: 1.70%
Airport revenue: 0.20%
Clark County NV Airport System Junior Subordinate Lien Revenue Notes Series 2021B	5.00	7-1-2025	3,200,000	3,416,709
GO revenue: 0.15%
Clark County NV School District Refunding Bond Limited Tax Series A	5.00	6-15-2023	2,095,000	2,158,581
Clark County NV School District Refunding Bond Limited Tax Series C	5.00	6-15-2023	500,000	515,174
				2,673,755
Housing revenue: 0.36%
Nevada Housing Division Multi Unit Housing Whittell Pointe	0.30	10-1-2023	6,365,000	6,333,416
Industrial development revenue: 0.99%
Director of the State of Nevada Department of Business and Industry Revenue Bonds Series 2020A 144A	0.85	1-1-2050	17,500,000	17,266,664
				29,690,544
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
New Jersey: 2.94%
Education revenue: 0.07%
New Jersey Higher Education Assistance Authority Series B	5.00%	12-1-2023	$ 300,000	$ 311,083
New Jersey Higher Education Assistance Authority Series B	5.00	12-1-2025	850,000	910,471
				1,221,554
GO revenue: 1.86%
New Jersey EDA Revenue Refunding Bonds School Facilities Construction Series GGG 144A	5.25	9-1-2026	5,000,000	5,359,816
New Jersey EDA School Facilities Construction Notes Series GGG 144A	5.25	9-1-2022	10,000,000	10,057,545
New Jersey EDA Series G 144A	5.25	9-1-2023	10,000,000	10,359,421
Newark NJ Refunding Bond Qualified General Improvement Series A	5.00	10-1-2022	750,000	755,800
Plainfield NJ BAN	1.00	8-16-2022	6,000,000	5,996,525
				32,529,107
Miscellaneous revenue: 0.38%
Burlington County NJ Bridge Commission Series 2021C	2.00	11-10-2022	4,000,000	4,008,942
New Jersey Transportation Trust Fund Series D	5.25	12-15-2023	2,600,000	2,713,068
				6,722,010
Tax revenue: 0.18%
New Jersey COVID-19 Emergency Series A	4.00	6-1-2023	3,000,000	3,054,925
Transportation revenue: 0.17%
New Brunswick NJ Parking Authority City Guaranteed Series B (Municipal Government Guaranty Insured)	5.00	9-1-2022	700,000	703,825
New Brunswick NJ Parking Authority City Guaranteed Series B (BAM Insured)	5.00	9-1-2024	875,000	927,667
New Jersey TTFA Series A	5.25	12-15-2022	1,295,000	1,316,552
				2,948,044
Water & sewer revenue: 0.28%
New Jersey EDA Refunding Bond AMT American Water Company Incorporated	1.20	11-1-2034	5,000,000	4,947,919
				51,423,559
New Mexico: 0.44%
Health revenue: 0.04%
New Mexico Hospital Equipment Loan Council Hospital Improvement System Sanitary Juan Regional	5.00	6-1-2023	665,000	682,324
Utilities revenue: 0.40%
Farmington NM PCR Bonds Series 2010B	3.00	6-1-2040	7,000,000	7,038,794
				7,721,118
New York: 12.60%
Airport revenue: 0.27%
New York Transportation Development Corporation Series 2022	5.00	12-1-2026	2,000,000	2,118,842
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  27

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
New York Transportation Development Corporation Special Facility Revenue Terminal 4 John F Kennedy International	5.00%	12-1-2023	$ 1,260,000	$ 1,297,704
New York Transportation Development Corporation Special Facility Revenue Terminal 4 John F Kennedy International	5.00	12-1-2024	1,250,000	1,304,888
				4,721,434
Education revenue: 0.29%
Albany NY IDA Foundation State University Project Series A ø	1.02	7-1-2032	2,265,000	2,265,000
New York Dormitory Authority Iona College Series 2022	5.00	7-1-2023	550,000	564,267
Saratoga County NY Capital Resource Corporation Revenue Refunding Skidmore College Series A	5.00	7-1-2022	550,000	550,000
Saratoga County NY Capital Resource Corporation Revenue Refunding Skidmore College Series A	5.00	7-1-2023	575,000	593,350
Saratoga County NY Capital Resource Corporation Revenue Refunding Skidmore College Series A	5.00	7-1-2024	600,000	631,982
Saratoga County NY Capital Resource Corporation Revenue Refunding Skidmore College Series A	5.00	7-1-2025	425,000	455,681
				5,060,280
GO revenue: 3.99%
Corinth NY Central School District BAN	1.25	7-22-2022	3,340,000	3,339,721
Cortland NY Enlarged City School District Revenue BAN	2.00	7-29-2022	3,780,000	3,781,591
Long Beach NY Public Improvement Series A	5.00	9-1-2022	1,770,000	1,779,165
Long Beach NY Public Improvement Series A	5.00	9-1-2023	2,075,000	2,138,384
New York NY Adjusted Fiscal 2008 Subordinate Bond Series A-4 (AGM Insured) €	1.13	8-1-2026	2,775,000	2,775,000
New York NY Adjusted Fiscal 2008 Subordinate Bond Series C-4 (AGC Insured) €	1.10	10-1-2027	24,650,000	24,650,000
New York NY Series 3 ø	1.19	4-1-2042	6,500,000	6,500,000
New York NY Series J Subordinate Bond Series J-2 (AGM Insured) €	1.15	6-1-2036	1,350,000	1,350,000
New York NY Series J Subordinate Bond Series J3 (AGM Insured) €	1.15	6-1-2036	9,425,000	9,425,000
New York NY Subordinate Bond Series C-4 (AGM Insured) €	1.00	1-1-2032	800,000	800,000
New York NY Various Fiscal 2021 Series 2 ø	1.25	4-1-2042	500,000	500,000
Oyster Bay NY New York Water District Notes 2022	3.00	3-9-2023	12,000,000	12,077,918
Yonkers NY Series 2021A (AGM Insured)	5.00	2-15-2025	315,000	335,691
Yonkers NY Series 2021B (AGM Insured)	5.00	2-15-2025	305,000	325,034
				69,777,504
Health revenue: 0.40%
Broome County NY Local Development Corporation United Health Services Hospital Incorporated Project (AGM Insured)	5.00	4-1-2024	500,000	524,910
Broome County NY Local Development Corporation United Health Services Hospital Incorporated Project (AGM Insured)	5.00	4-1-2025	500,000	534,031
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
New York Dormitory Authority Catholic Health Systems Obligated Group Revenue Bond Series 2019B (Manufacturers & Traders Trust Company LOC) ø	0.98%	7-1-2048	$ 2,000,000	$ 2,000,000
New York NY Health & Hospital Corporation Health System Bonds Series A	5.00	2-15-2025	3,615,000	3,862,886
				6,921,827
Housing revenue: 1.81%
Deutsche Bank Short Puttable Exempt Adjustable Receipts/Long Inverse Floating Exempt Receipts Trust Series DBE-8063 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	1.38	10-1-2045	10,718,814	10,718,814
East Rochester NY Housing Authority Home Good Shepherd Project Series A (Citizens Bank LOC) ø	1.01	12-1-2036	2,260,000	2,260,000
New York Housing Development MFHR Bonds Series C3 (Barclays Bank plc SPA) ø	1.00	5-1-2062	6,000,000	6,000,000
New York Housing Finance Agency Revenue Affordable Housing Series J Climate	0.75	5-1-2025	8,250,000	7,801,239
New York NY Housing Development Corporation Series A-3	1.13	5-1-2060	4,000,000	3,846,902
New York NY Housing Development Corporation Series C-2 øø	0.70	11-1-2060	1,000,000	932,560
				31,559,515
Industrial development revenue: 1.09%
New York Energy Research & Development Authority PCR Keyspan Generation Series A (Ambac Insured) €	2.00	10-1-2028	900,000	900,000
New York Transportation Development Corporation Series 2018	5.00	1-1-2023	12,750,000	12,846,152
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment Project	5.00	1-1-2024	5,250,000	5,338,968
				19,085,120
Miscellaneous revenue: 0.06%
New York IDA Series 2021A (AGM Insured)	5.00	1-1-2026	1,000,000	1,074,233
Resource recovery revenue: 0.57%
New York NY Environmental Facilities Corporation Waste Management Incorporated Project Series 2012	2.00	5-1-2030	10,000,000	9,999,581
Tax revenue: 0.62%
New York NY Transitional Finance Authority Subordinate Bond Series 1-B (SIFMA Municipal Swap +0.80%) ±	1.78	11-1-2022	3,525,000	3,535,481
Tender Option Bond Trust Receipts/Certificates Series 2021-XF1109 (Deutsche Bank LIQ) 144Aø	1.04	3-15-2048	1,447,500	1,447,500
Tender Option Bond Trust Receipts/Certificates Series 2021-XF1125 (Deutsche Bank LIQ) 144Aø	1.04	5-15-2051	3,005,500	3,005,500
Triborough Bridge & Tunnel Authority Series 2022B %%	5.00	5-15-2024	2,705,000	2,842,887
				10,831,368
Transportation revenue: 3.11%
New York Metropolitan Transportation Authority BAN	5.00	2-1-2023	4,050,000	4,118,923
New York Metropolitan Transportation Authority Refunding Green Bonds Series D1	5.00	11-15-2034	9,000,000	9,394,462
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  29

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
New York Metropolitan Transportation Authority Revenue BAN Series 2019F	5.00%	11-15-2022	$ 3,000,000	$ 3,034,169
New York Metropolitan Transportation Authority Series B (1 Month LIBOR +0.55%) ±	1.26	11-1-2041	6,255,000	6,233,226
New York Metropolitan Transportation Authority Subordinate Bond Series 2012A-2 (Bank of Montreal LOC) ø	1.20	11-15-2041	5,600,000	5,600,000
New York Metropolitan Transportation Authority Subordinate Bond Series D2 (SIFMA Municipal Swap +0.45%) ±	1.43	11-15-2044	18,460,000	18,408,006
Triborough Bridge & Tunnel Authority Series 2013A (U.S. SOFR +0.38%) ±	1.39	1-1-2032	3,955,000	3,867,380
Triborough Bridge & Tunnel Authority Series A	5.00	11-15-2023	1,570,000	1,612,310
Triborough Bridge & Tunnel Authority Subordinated Bonds Series B-2 (State Street Bank & Trust Company LOC) ø	1.19	1-1-2032	2,000,000	2,000,000
				54,268,476
Water & sewer revenue: 0.39%
New York Municipal Water Finance Authority Second General Resolution Revenue Bonds Series DD ø	1.23	6-15-2033	2,000,000	2,000,000
New York Municipal Water Finance Authority Water & Sewer System Revenue Second General Resolution	4.00	6-15-2024	3,000,000	3,117,829
New York Water Finance Authority Series DD	5.00	6-15-2025	1,535,000	1,658,538
				6,776,367
				220,075,705
North Carolina: 1.71%
Health revenue: 0.12%
Charlotte Mecklenburg Hospital Authority North Carolina Health Care System Atrium Health Series E øø	0.80	1-15-2048	1,500,000	1,418,927
North Carolina Health Care Facilities First Mortgage Revenue Bonds Series A	3.00	3-1-2023	200,000	198,406
North Carolina Health Care Facilities First Mortgage Revenue Bonds Series A	4.00	3-1-2024	215,000	213,496
North Carolina Health Care Facilities First Mortgage Revenue Bonds Series A	4.00	3-1-2025	265,000	260,795
				2,091,624
Industrial development revenue: 0.10%
Columbus County NC PCFA International Paper Company Project Series 2019C	2.10	3-1-2027	1,750,000	1,719,811
Miscellaneous revenue: 0.01%
Tender Option Bond Trust Receipts/Certificates Series 2021-XG0331 (Deutsche Bank LIQ) 144Aø	1.04	6-1-2048	163,000	163,000
Resource recovery revenue: 1.00%
North Carolina Capital Finance Republic Services Incorporated Project Series 2013	2.60	6-1-2038	17,500,000	17,503,941
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.48%
North Carolina Turnpike Authority Triangle Expressway System Series 2020	5.00%	2-1-2024	$ 8,000,000	$ 8,328,474
				29,806,850
North Dakota: 0.27%
Miscellaneous revenue: 0.27%
Cass County ND Joint Water Resources District Refunding Bond Temporary Improvement Series A	0.48	5-1-2024	5,000,000	4,771,488
Ohio: 5.67%
Airport revenue: 0.07%
Cleveland OH Airport System Revenue Bonds Series 2019B	5.00	1-1-2023	1,200,000	1,217,130
Education revenue: 0.05%
Ohio Higher Educational Facility Commission	5.00	5-1-2025	885,000	939,508
GO revenue: 1.68%
Akron OH Refunding Bonds Series 2020	2.00	12-1-2022	1,135,000	1,136,794
Coshocton County OH Series 2021	1.00	12-29-2022	10,000,000	9,958,395
Elyria OH Various Purpose BAN Series 2022	3.13	6-28-2023	1,890,000	1,903,410
Lorain County OH Various Purpose BAN Series 2022A	2.50	5-3-2023	4,000,000	4,003,574
Newark OH Various Purpose BAN Series 2021	1.10	9-27-2022	2,900,000	2,896,491
Newark OH Various Purpose BAN Series 2021	1.10	9-27-2022	3,000,000	2,996,370
Newark OH Various Purpose BAN Series 2021	1.25	9-29-2022	3,500,000	3,496,906
Newark OH Various Purpose BAN Series 2022	2.00	3-23-2023	2,175,000	2,175,049
Toledo OH Refunding Bond Limited Tax Various Purpose	3.00	12-1-2022	310,000	311,863
Toledo OH Refunding Bond Limited Tax Various Purpose	3.00	12-1-2023	440,000	445,991
				29,324,843
Health revenue: 0.40%
Allen County OH Mercy Health Hospital	5.00	12-1-2024	2,325,000	2,467,076
Ohio State Hospital Series 2021B ø	1.15	1-15-2049	4,500,000	4,500,000
				6,967,076
Housing revenue: 0.59%
Ohio HFA MFHR Series 2022 (Department of Housing and Urban Development Insured)	3.00	10-1-2024	3,750,000	3,781,826
Ohio HFA MFHR Series 2022 (Department of Housing and Urban Development Insured)	3.35	7-1-2025	2,000,000	2,012,469
Ohio HFA Series 2021 (Department of Housing and Urban Development Insured)	1.25	8-1-2024	4,500,000	4,449,884
				10,244,179
Industrial development revenue: 1.37%
Ohio Air Quality Development Authority Exempt Facilities Revenue Bond ø	0.98	4-1-2051	24,000,000	24,000,000
Miscellaneous revenue: 0.83%
American Municipal Power Incorporated BAN Electric System Improvement	1.25	11-30-2022	500,000	498,873
American Municipal Power Incorporated BAN Electric System Improvement	1.25	12-1-2022	600,000	598,639
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  31

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
American Municipal Power Incorporated BAN Electric System Improvement	3.50%	6-22-2023	$ 2,600,000	$ 2,621,475
Board of Education of Southeast Local School District Counties of Wayne Holmes & Stark Certificate of Participation Series 2021	3.00	12-1-2022	440,000	442,644
Board of Education of Southeast Local School District Counties of Wayne Holmes & Stark Certificate of Participation Series 2021	3.00	12-1-2023	585,000	593,291
Board of Education of Southeast Local School District Counties of Wayne Holmes & Stark Certificate of Participation Series 2021	3.00	12-1-2024	230,000	233,629
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C ø	1.20	10-1-2036	6,200,000	6,200,000
Orange Village OH Recreational Trail Special Assessment BAN Series 2021	0.20	8-25-2022	3,275,000	3,268,785
				14,457,336
Tax revenue: 0.35%
Akron OH Community Learning Centers Income Tax Revenue Refunding Bonds Series 2022	4.00	12-1-2022	3,075,000	3,106,735
Lakewood City OH Various Purpose Income Tax Revenue Notes Series 2022	1.75	3-16-2023	3,000,000	2,994,106
				6,100,841
Utilities revenue: 0.33%
American Municipal Power Incorporated BAN Electric System Improvement	5.00	2-15-2025	500,000	536,656
Lancaster OH Port Authority Gas Supply Series A (Royal Bank of Canada LIQ)	5.00	8-1-2049	5,000,000	5,244,097
				5,780,753
				99,031,666
Oklahoma: 0.42%
Education revenue: 0.03%
University of Oklahoma General Revenue Refunding Bond Series 2020B	5.00	7-1-2025	510,000	543,781
Miscellaneous revenue: 0.39%
Canadian County OK Educational Facilities Authority Mustang Public Schools Project	3.00	9-1-2022	2,000,000	2,005,285
Kay County OK Public Building Authority	4.00	4-1-2023	450,000	454,481
Oklahoma County OK Finance Authority Jones Public School Project	4.00	9-1-2023	330,000	336,075
Oklahoma County OK Finance Authority Jones Public School Project	4.00	9-1-2024	525,000	539,663
Osage County OK Industrial Authority Use Tax Revenue BAN Series 2022	2.00	9-1-2023	3,500,000	3,483,102
				6,818,606
				7,362,387
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Oregon: 0.81%
Airport revenue: 0.07%
Port of Portland OR Portland International Airport AMT	5.00%	7-1-2022	$ 1,200,000	$ 1,200,000
Education revenue: 0.08%
Yamhill County OR Linfield University Project Series A	4.00	10-1-2022	500,000	502,489
Yamhill County OR Linfield University Project Series A	4.00	10-1-2024	850,000	866,980
				1,369,469
GO revenue: 0.04%
Morrow County OR Series 2021A	4.00	6-1-2024	325,000	334,815
Morrow County OR Series 2021A	4.00	6-1-2025	325,000	337,945
				672,760
Health revenue: 0.05%
Multnomah County OR Hospital Facilities Authority Revenue Refunding Bonds Terwilliger Plaza Parkview	0.95	6-1-2027	1,000,000	883,878
Industrial development revenue: 0.57%
Oregon Business Development Commission Intel Corporation Project Series 232	2.40	12-1-2040	10,000,000	10,027,242
				14,153,349
Pennsylvania: 5.29%
Airport revenue: 0.25%
Philadelphia PA Airport Revenue Refunding Bond AMT Series C Private Activity Bond	5.00	7-1-2022	2,750,000	2,750,000
Philadelphia PA Airport Revenue Refunding Bond Series A Private Activity Bond	5.00	7-1-2025	1,545,000	1,657,458
				4,407,458
Education revenue: 1.04%
Delaware County Authority University Revenue Neumann University	5.00	10-1-2024	500,000	514,486
Delaware County Authority University Revenue Neumann University	5.00	10-1-2025	525,000	543,895
Huntington County PA General Authority Revenue Bond Series 2021 TT3	5.00	10-1-2025	355,000	374,871
Huntington County PA General Authority Revenue Bond Series 2021 TT3	5.00	10-1-2026	430,000	458,537
Northampton County General Purpose Authority College Revenue Refunding Bonds Series of 2003 (U.S. Bank NA SPA) ø	0.91	11-1-2023	150,000	150,000
Pennsylvania HEFA Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-3	3.50	5-1-2033	2,000,000	2,013,205
Pennsylvania HEFA Thomas Jefferson University Revenue Bonds Series 2015B ø	1.21	9-1-2045	150,000	150,000
Philadelphia PA IDA Thomas Jefferson University Series B ø	1.21	9-1-2050	10,000,000	10,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2836 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	1.11	6-15-2039	3,935,000	3,935,000
				18,139,994
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  33

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.31%
Albert Gallatin PA Area School District Series A (AGM Insured)	4.00%	9-1-2023	$ 1,000,000	$ 1,023,484
Albert Gallatin PA Area School District Series A (AGM Insured)	4.00	9-1-2024	725,000	752,525
Dunmore PA Series A (AGM Insured)	2.00	9-1-2022	440,000	440,373
Dunmore PA Series A (AGM Insured)	2.00	9-1-2024	765,000	754,146
Dunmore PA Series A (AGM Insured)	2.00	9-1-2026	170,000	162,598
Hollidaysburg PA Area School District	4.00	7-15-2023	525,000	537,012
Octorara PA Area School District (AGM Insured)	4.00	4-1-2025	600,000	627,019
Riverside PA School District GO Bonds (BAM Insured)	3.00	10-15-2023	480,000	486,187
Riverside PA School District GO Bonds (BAM Insured)	4.00	10-15-2025	550,000	577,018
				5,360,362
Health revenue: 0.99%
Allegheny County PA Hospital Development Authority Series 2017D-2 (SIFMA Municipal Swap +0.70%) ±	1.68	11-15-2047	6,000,000	5,981,344
Montgomery County PA Higher Education & Health Authority Series 2018A	5.00	9-1-2022	1,250,000	1,256,869
Montgomery County PA Higher Education & Health Authority Series 2018D ø	1.21	9-1-2050	10,000,000	10,000,000
				17,238,213
Housing revenue: 1.29%
Pennsylvania HFA Limited Norris Homes Phase V	1.40	1-1-2043	10,500,000	10,459,368
Pennsylvania HFA Limited Obligation Multifamily Development Bonds Series 2022 (Department of Housing and Urban Development Insured)	1.50	7-1-2024	5,000,000	4,954,784
Pennsylvania HFA Single Family Series 2021-137	0.40	4-1-2023	325,000	321,496
Pennsylvania HFA Single Family Series 2021-137	0.45	10-1-2023	325,000	318,243
Pennsylvania Housing Finance Agency MFHR Sherman Hills Series 2022 (Department of Housing and Urban Development Insured)	1.25	2-1-2025	6,675,000	6,530,562
				22,584,453
Miscellaneous revenue: 0.37%
Pennsylvania EDFA Refunding Bond Philadelphia Bioslides Facility	3.00	1-1-2024	865,000	873,203
Pittsburgh & Allegheny Counties PA Sports and Exhibition Authority Regional Asset District (AGM Insured)	4.00	2-1-2025	1,860,000	1,932,711
Southeastern Pennsylvania Transportation	5.00	6-1-2024	1,000,000	1,046,811
Southeastern Pennsylvania Transportation	5.00	6-1-2025	1,000,000	1,067,073
State Public School Building Authority Prerefunded Bond Series A (AGM Insured)	5.00	12-1-2023	1,450,000	1,513,227
				6,433,025
Resource recovery revenue: 0.64%
Pennsylvania EDFA Solid Waste Disposal Refunding Revenue Bonds Series 2021B	1.10	6-1-2031	1,000,000	881,460
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series 2014A	1.90	6-1-2044	2,000,000	2,000,000
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project Series 2013	2.00	8-1-2045	8,350,000	8,349,650
				11,231,110
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.04%
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022	5.00%	5-1-2024	$ 150,000	$ 155,755
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022	5.00	5-1-2025	500,000	523,850
				679,605
Transportation revenue: 0.05%
Pennsylvania Turnpike Series B	5.00	12-1-2023	425,000	443,290
Pennsylvania Turnpike Series B	5.00	12-1-2024	450,000	480,114
				923,404
Water & sewer revenue: 0.31%
Allegheny County PA Sanitary Authority Series A	4.00	6-1-2024	300,000	310,652
Allegheny County PA Sanitary Authority Series A	4.00	6-1-2025	150,000	157,411
Pittsburgh PA Water & Sewer Authority Series C (SIFMA Municipal Swap +0.65%)(AGM Insured) ±	1.63	9-1-2040	5,000,000	5,002,499
				5,470,562
				92,468,186
Rhode Island: 0.28%
Health revenue: 0.22%
Rhode Island Health & Educational Building Corporation Refunding Bond Hospital Financing Lifespan Obligated Group	5.00	5-15-2023	1,300,000	1,331,729
Rhode Island Health & Educational Building Corporation Refunding Bond Hospital Financing Lifespan Obligated Group	5.00	5-15-2024	2,475,000	2,589,280
				3,921,009
Miscellaneous revenue: 0.06%
Providence RI Public Buildings Authority Revenue Capital Improvement Program Projects Series A (AGM Insured)	4.00	9-15-2023	1,000,000	1,023,629
				4,944,638
South Carolina: 0.57%
Health revenue: 0.57%
South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	1.23	5-1-2048	10,000,000	10,000,000
South Dakota: 0.36%
Resource recovery revenue: 0.36%
South Dakota EDA Riverview Project (AgCountry Farm Credit Services LOC) ø	1.03	11-1-2051	6,250,000	6,250,000
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  35

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Tennessee: 0.91%
Airport revenue: 0.28%
Memphis TN Airport Revenue Refunding Bonds Series 2020B	5.00%	7-1-2023	$ 2,000,000	$ 2,053,863
Shelby County TN Airport Authority Series 2021A	5.00	7-1-2025	2,750,000	2,919,944
				4,973,807
Health revenue: 0.07%
Greeneville TN Board of the Town HEFA Series 2018A	5.00	7-1-2022	1,280,000	1,280,000
Housing revenue: 0.17%
Memphis TN Health Educational & Housing Facility Board MFHR Collateralized Memphis Towers	0.25	12-1-2023	3,000,000	2,976,777
Utilities revenue: 0.39%
Memphis TN Electric System Series A	4.00	12-1-2022	435,000	439,596
Memphis TN Electric System Series A	5.00	12-1-2023	425,000	443,895
Memphis TN Electric System Series A	5.00	12-1-2024	500,000	534,432
Tennessee Energy Acquisition Corporation Gas Project Series 2017A	4.00	5-1-2048	5,250,000	5,314,373
				6,732,296
				15,962,880
Texas: 9.12%
Airport revenue: 0.72%
Dallas Fort Worth TX International Airport Refunding Bonds AMT Series A	5.00	11-1-2024	5,000,000	5,298,822
Dallas Fort Worth TX International Airport Series A	5.00	11-1-2024	1,500,000	1,589,646
Houston TX Airport System Series C	5.00	7-1-2022	2,500,000	2,500,000
Love Field Airport Modernization Corporation Texas General Airport Revenue Refunding Bonds Series 2021	5.00	11-1-2024	3,000,000	3,154,927
				12,543,395
Education revenue: 0.10%
Arlington TX Higher Education Finance Corporation Education Revenue Bonds Series 2021A	4.00	2-15-2024	110,000	113,526
Arlington TX Higher Education Finance Corporation Education Revenue Bonds Series 2021A	4.00	2-15-2025	170,000	176,714
Arlington TX Higher Education Finance Corporation Education Revenue Bonds Series 2021A	4.00	2-15-2026	280,000	293,444
Hale Center TX Educational Facilities Corporation Revenue Improvement and Refunding Bonds Series 2022	5.00	3-1-2026	675,000	710,568
Odessa College District Consolidated Fund Revenue Bonds Series 2021 (AGM Insured)	4.00	7-1-2023	500,000	510,678
				1,804,930
GO revenue: 2.59%
Andrews County TX Hospital District Series 2021	5.00	3-15-2025	1,140,000	1,214,092
Beaumont TX Certificate of Obligation Series 2021	5.00	3-1-2025	1,065,000	1,144,788
Beaumont TX Certificate of Obligation Series 2021	5.00	3-1-2026	1,120,000	1,228,631
Burleson TX Independent School District	2.50	2-1-2047	7,885,000	7,892,208
Fort Bend TX Independent School District School Building Series B øø	0.88	8-1-2050	3,130,000	2,980,639
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Harris County TX Cypress-Fairbanks Independent High School Series B-1 øø	0.28%	2-15-2040	$ 3,825,000	$ 3,665,812
Katy TX Independent School District School Building Bonds Series 2021C	1.50	8-15-2050	4,500,000	4,411,516
Little Elm TX Independent School Series 2020 øø	0.68	8-15-2048	1,690,000	1,599,326
North East Texas Independent School District Unlimited Tax School Building Bonds Series 2013B øø	0.25	8-1-2032	3,325,000	3,325,000
North East TX Independent School District Series 2022B	2.00	8-1-2052	2,600,000	2,601,986
Northside Texas Independent School District Building Project	1.60	8-1-2049	3,170,000	3,123,702
Plainview TX Independent School District Series B	1.50	2-15-2050	9,000,000	8,943,897
Port Arthur TX Certificate of Obligation (BAM Insured)	5.00	2-15-2023	565,000	576,542
Port Arthur TX Certificate of Obligation (BAM Insured)	5.00	2-15-2025	445,000	475,397
Tomball TX Independent School District School Building Series B-1 øø	0.45	2-15-2036	2,000,000	1,971,298
				45,154,834
Health revenue: 1.68%
Coastal Bend TX Health Facilities Development Corporation (AGM Insured) €	1.10	7-1-2031	8,550,000	8,550,000
Harris County TX Cultural Education Facilities Finance Corporation Hospital Memorial Hermann Series 2019A	5.00	12-1-2026	1,000,000	1,084,474
Harris County TX Cultural Education Facilities Finance Corporation Hospital Memorial Hermann Series 2020C-2	5.00	6-1-2032	3,000,000	3,172,489
Harris County TX Cultural Education Facilities Finance Corporation Revenue Texas Medical Center Series A øø	0.90	5-15-2050	2,100,000	2,064,711
Harris County TX Health Facilities Development Corporation Series A3 (AGM Insured) €	1.75	7-1-2031	6,525,000	6,525,000
Harris County TX Health Facilities Development Corporation Series A4 (AGM Insured) €	1.10	7-1-2031	8,000,000	8,000,000
				29,396,674
Housing revenue: 1.80%
Cameron County TX Housing Finance Corporation Series 2022	3.50	12-1-2024	3,000,000	3,034,828
Galveston TX Public Facility Corporation MFHR Bonds Series 2021 (Department of Housing and Urban Development Insured)	0.47	8-1-2025	5,200,000	4,878,193
Housing Options Incorporated MFHR Bonds Brooks Manor The Oaks Project Series 2021	0.50	8-1-2041	6,250,000	5,843,616
Odessa TX Housing Finance Corporation MFHR Vera Odessa Apartments (FHA Insured)	0.35	9-1-2023	6,500,000	6,409,824
Port Aransas TX Public Facilities Corporation MFHR Palladium Port Aransas Apartments	0.70	1-1-2024	6,400,000	6,347,429
Tender Option Bond Trust Receipts/Certificates Series 2021-XF1109 (Deutsche Bank LIQ) 144Aø	1.23	7-1-2061	5,000,000	5,000,000
				31,513,890
Industrial development revenue: 0.90%
Austin TX Convention First Tier Series A	5.00	1-1-2023	750,000	757,588
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project ø	1.00	6-1-2041	15,000,000	15,000,000
				15,757,588
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  37

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.06%
Dallas TX Performing Arts Cultural Facilities Corporation Revenue Bonds Series 2008A (Bank of America NA LOC) ø	0.94%	9-1-2041	$ 548,000	$ 548,000
Wise County TX Lease Revenue Refunding Bond Parker County Junior College	5.00	8-15-2024	450,000	468,827
				1,016,827
Resource recovery revenue: 0.63%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series E ø	1.18	11-1-2040	11,000,000	11,000,000
Tax revenue: 0.04%
Houston TX East Downtown RDA Series 2021	5.00	9-1-2022	725,000	728,835
Transportation revenue: 0.15%
Central Texas Regional Mobility Authority Revenue Subordinated Lien BAN Series F	5.00	1-1-2025	2,500,000	2,607,062
Utilities revenue: 0.45%
Lower Colorado River Authority Series 2022	5.00	5-15-2023	395,000	405,498
Lower Colorado River Authority Series 2022	5.00	5-15-2025	2,670,000	2,862,905
Texas Municipal Gas Acquisition & Supply Corporation Series 2021	5.00	12-15-2022	1,250,000	1,264,051
Texas Municipal Gas Acquisition & Supply Corporation Series 2021	5.00	12-15-2024	1,500,000	1,561,320
Texas Municipal Power Agency Transmission System (AGM Insured)	3.00	9-1-2024	750,000	762,267
Texas Municipal Power Agency Transmission System (AGM Insured)	3.00	9-1-2025	1,000,000	1,018,412
				7,874,453
				159,398,488
Utah: 0.08%
Airport revenue: 0.08%
Salt Lake City UT Salt Lake City International Airport Airport Revenue Bonds Series 2021A	5.00	7-1-2025	1,325,000	1,412,764
Vermont: 0.11%
Education revenue: 0.11%
Vermont Educational & Health Buildings St. Michaels College Project	5.00	10-1-2023	1,185,000	1,191,916
Vermont Educational & Health Buildings St. Michaels College Project	5.00	10-1-2024	675,000	678,680
				1,870,596
Virginia: 3.16%
Education revenue: 0.04%
Virginia College Building Authority Regent University Project	5.00	6-1-2023	250,000	256,012
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Virginia College Building Authority Regent University Project	5.00%	6-1-2024	$ 225,000	$ 233,995
Virginia College Building Authority Regent University Project	5.00	6-1-2025	250,000	263,109
				753,116
Health revenue: 0.06%
Virginia Small Business Financing Authority Revenue National Senior Campuses Incorporate Series A	5.00	1-1-2023	500,000	506,084
Virginia Small Business Financing Authority Revenue National Senior Campuses Incorporate Series A	5.00	1-1-2024	500,000	517,502
				1,023,586
Housing revenue: 1.46%
Fairfax County VA Redevelopment and Housing Authority Multifamily Housing One University Senior Apartments	1.25	12-1-2025	15,000,000	14,445,515
Spotsylvania County VA EDA Palmers Creek Apartments Project (FHA / GNMA Insured)	0.65	8-1-2022	8,700,000	8,689,672
Spotsylvania VA EDA Virginia Housing Revenue Bonds Series 2022 (FHA / GNMA Insured)	1.50	8-1-2022	2,300,000	2,300,051
				25,435,238
Industrial development revenue: 0.34%
Louisa VA IDA Pollution Control Virginia Electric & Power Company Series A	1.90	11-1-2035	4,000,000	3,970,151
Peninsula VA Ports Authority Coal Terminal Refunding Bond Dominion Terminal Associates Project	1.70	10-1-2033	2,000,000	1,998,640
				5,968,791
Miscellaneous revenue: 0.16%
Louisa VA IDA Electric and Power Company Project Series A	0.75	11-1-2035	3,000,000	2,763,979
Transportation revenue: 0.71%
Chesapeake VA Bay Bridge & Tunnel District First Tier Generation Resolution	5.00	11-1-2023	4,520,000	4,670,961
Virginia Small Business Financing Authority Revenue Bonds Series 2012	5.50	1-1-2042	7,750,000	7,750,000
				12,420,961
Utilities revenue: 0.39%
Halifax County VA IDA Recovery Zone Facility Revenue Bonds Series 2010A	1.65	12-1-2041	3,500,000	3,407,465
Wise County VA IDA Solid Waste & Sewage Disposal Revenue Bond	1.20	11-1-2040	3,525,000	3,402,677
				6,810,142
				55,175,813
Washington: 0.45%
Airport revenue: 0.15%
Port of Seattle WA AMT Intermediate Lien Series C	5.00	4-1-2025	2,500,000	2,621,328
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  39

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.04%
Washington HCFR Series 2021 144A	5.00%	12-1-2022	$ 230,000	$ 233,271
Washington HCFR Series 2021 144A	5.00	12-1-2023	250,000	260,475
Washington HCFR Series 2021 144A	5.00	12-1-2024	195,000	205,744
				699,490
Housing revenue: 0.26%
Everett WA Housing Authority MFHR Baker Heights Legacy	0.30	9-1-2024	2,500,000	2,432,644
Seattle WA Housing Authority Northgate Plaza Project	1.00	6-1-2026	2,175,000	2,049,700
				4,482,344
				7,803,162
West Virginia: 0.39%
Health revenue: 0.24%
West Virginia Hospital Finance Authority United Health System	5.00	6-1-2024	4,000,000	4,187,242
Industrial development revenue: 0.15%
West Virginia EDA Solid Waste Disposal Facilities Revenue Refunding Appalachian Power Company øø	0.63	12-1-2038	3,000,000	2,660,339
				6,847,581
Wisconsin: 2.00%
Education revenue: 0.15%
Wisconsin HEFA Revenue Various Refunding Bond Medical College Series B (U.S. Bank NA LOC) ø	0.65	12-1-2033	500,000	500,000
Wisconsin HEFA Series 2022%%	5.00	10-1-2023	2,000,000	2,071,633
				2,571,633
GO revenue: 0.06%
Dane County WI AMT Promissory Notes Apartment Project Series D	2.63	6-1-2023	980,000	980,534
Health revenue: 1.30%
PFA Wisconsin Hospital Renown Regional Medical Center Project Series A	5.00	6-1-2025	385,000	409,045
Wisconsin HEFA Advocate Aurora Health Credit Group Series C3 (SIFMA Municipal Swap +0.55%) ±	1.53	8-15-2054	7,065,000	7,045,917
Wisconsin HEFA Marshfield Clinic Health System Incorporated	5.00	2-15-2052	10,000,000	10,544,312
Wisconsin HEFA Revenue Bonds Series 2022A ø	1.29	2-15-2053	2,000,000	2,000,000
Wisconsin HEFA Series 2022%%	4.00	9-15-2023	710,000	711,519
Wisconsin HEFA Series 2022%%	4.00	9-15-2024	735,000	735,280
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2022	120,000	120,252
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2023	125,000	125,993
Wisconsin HEFA St. Camillus Health System Series A	5.00	7-1-2024	945,000	987,475
				22,679,793
Housing revenue: 0.19%
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2871 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	1.13	11-1-2025	3,363,000	3,363,000
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.22%
Clayton WI BAN Series B	2.00%	6-1-2026	$ 1,000,000	$ 950,141
Wisconsin GO Series A (SIFMA Municipal Swap +0.42%) ±%%	1.20	5-1-2025	3,000,000	3,000,001
				3,950,142
Water & sewer revenue: 0.08%
Clayton WI Water System and Sewer System Series C	2.00	6-1-2026	1,500,000	1,425,212
				34,970,314
Wyoming: 0.18%
Health revenue: 0.05%
Laramie County WY Series 2021	4.00	5-1-2025	750,000	781,979
Housing revenue: 0.13%
Wyoming CDA Housing Revenue Bonds 2021 Series B	0.25	12-1-2022	1,135,000	1,129,211
Wyoming CDA Housing Revenue Bonds 2021 Series B	0.35	12-1-2023	1,235,000	1,207,199
				2,336,410
				3,118,389
Total Municipal obligations (Cost $1,695,188,968)				1,676,862,761

		Yield	Shares
Short-term investments: 2.00%
Investment companies: 2.00%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.85	34,877,770	34,898,697
Total Short-term investments (Cost $34,898,697)				34,898,697
Total investments in securities (Cost $1,780,287,665)	100.86%			1,761,961,458
Other assets and liabilities, net	(0.86)			(15,010,046)
Total net assets	100.00%			$1,746,951,412

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  41

Portfolio of investments—June 30, 2022

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCFA	Pollution Control Financing Authority
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$22,974,666	$1,227,842,187	$(1,215,921,645)	$3,489	$0	$34,898,697	34,877,770	$24,786
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Ultra Short-Term Municipal Income Fund

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $1,745,388,968)	$ 1,727,062,761
Investments in affiliated securities, at value (cost $34,898,697)	34,898,697
Cash	4,842,240
Receivable for Fund shares sold	9,612,012
Receivable for interest	9,471,279
Receivable for investments sold	3,306,275
Total assets	1,789,193,264
Liabilities
Payable for when-issued transactions	31,814,307
Payable for investments purchased	5,834,013
Payable for Fund shares redeemed	3,040,149
Dividends payable	711,828
Management fee payable	209,283
Administration fees payable	110,088
Trustees’ fees and expenses payable	2,509
Distribution fee payable	1,369
Accrued expenses and other liabilities	518,306
Total liabilities	42,241,852
Total net assets	$1,746,951,412
Net assets consist of
Paid-in capital	$ 1,796,214,819
Total distributable loss	(49,263,407)
Total net assets	$1,746,951,412
Computation of net asset value and offering price per share
Net assets – Class A	$ 291,007,784
Shares outstanding – Class A1	30,784,026
Net asset value per share – Class A	$9.45
Maximum offering price per share – Class A2	$9.64
Net assets – Class A2	$ 39,575,117
Shares outstanding – Class A2[1]	4,186,551
Net asset value per share – Class A2	$9.45
Net assets – Class C	$ 2,447,596
Shares outstanding – Class C1	262,554
Net asset value per share – Class C	$9.32
Net assets – Class R6	$ 668,632,531
Shares outstanding – Class R6[1]	70,738,723
Net asset value per share – Class R6	$9.45
Net assets – Administrator Class	$ 10,928,616
Shares outstanding – Administrator Class[1]	1,155,919
Net asset value per share – Administrator Class	$9.45
Net assets – Institutional Class	$ 734,359,768
Shares outstanding – Institutional Class[1]	77,679,121
Net asset value per share – Institutional Class	$9.45
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98.00 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  43

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 15,417,429
Income from affiliated securities	24,786
Total investment income	15,442,215
Expenses
Management fee	4,774,504
Administration fees
Class A	486,691
Class A2	72,340
Class C	1,889
Class R6	258,111
Administrator Class	13,322
Institutional Class	629,298
Shareholder servicing fees
Class A	756,471
Class A2	102,869
Class C	2,924
Administrator Class	32,977
Distribution fee
Class C	8,772
Custody and accounting fees	72,588
Professional fees	52,569
Registration fees	78,344
Shareholder report expenses	55,431
Trustees’ fees and expenses	20,059
Other fees and expenses	26,754
Total expenses	7,445,913
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,638,499)
Class A	(273,547)
Class A2	(36,170)
Class C	(6,140)
Administrator Class	(2,664)
Net expenses	5,488,893
Net investment income	9,953,322
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(3,381,023)
Affiliated securities	3,489
Net realized losses on investments	(3,377,534)
Net change in unrealized gains (losses) on investments	(27,597,940)
Net realized and unrealized gains (losses) on investments	(30,975,474)
Net decrease in net assets resulting from operations	$(21,022,152)
The accompanying notes are an integral part of these financial statements.

44  |  Allspring Ultra Short-Term Municipal Income Fund

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 9,953,322		$ 14,242,899
Payment from affiliate		0		12,001
Net realized gains (losses) on investments		(3,377,534)		339,117
Net change in unrealized gains (losses) on investments		(27,597,940)		4,485,904
Net increase (decrease) in net assets resulting from operations		(21,022,152)		19,079,921
Distributions to shareholders from
Net investment income and net realized gains
Class A		(865,557)		(1,412,794)
Class A2		(131,876)		(156,384)
Class C		(248)		(253)
Class R6		(4,825,090)		(6,808,565)
Administrator Class		(35,353)		(69,078)
Institutional Class		(4,088,084)		(5,707,681)
Total distributions to shareholders		(9,946,208)		(14,154,755)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,968,345	76,073,481	5,093,988	48,928,927
Class A2	2,041,156	19,575,873	7,328,354	70,341,559
Class C	201,436	1,874,708	61,571	583,244
Class R6	88,642,693	846,259,035	158,459,210	1,522,217,879
Administrator Class	177,949	1,693,573	543,811	5,227,119
Institutional Class	65,339,432	623,543,205	92,746,825	890,877,143
		1,569,019,875		2,538,175,871
Reinvestment of distributions
Class A	87,879	835,057	141,373	1,357,877
Class A2	13,879	131,851	16,269	156,288
Class C	12	110	18	167
Class R6	26,441	253,024	19,480	187,146
Administrator Class	3,673	34,931	7,113	68,323
Institutional Class	346,770	3,303,797	497,683	4,781,327
		4,558,770		6,551,128
Payment for shares redeemed
Class A	(10,322,156)	(98,496,147)	(11,426,668)	(109,720,519)
Class A2	(2,275,348)	(21,707,756)	(2,940,369)	(28,246,076)
Class C	(114,010)	(1,077,939)	(197,232)	(1,866,537)
Class R6	(125,369,945)	(1,197,296,289)	(136,889,668)	(1,315,002,785)
Administrator Class	(602,756)	(5,745,921)	(876,603)	(8,422,649)
Institutional Class	(69,550,721)	(664,217,591)	(83,148,500)	(798,973,174)
		(1,988,541,643)		(2,262,231,740)
Net increase (decrease) in net assets resulting from capital share transactions		(414,962,998)		282,495,259
Total increase (decrease) in net assets		(445,931,358)		287,420,425
Net assets
Beginning of period		2,192,882,770		1,905,462,345
End of period		$ 1,746,951,412		$ 2,192,882,770
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  45

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.61	$9.59	$9.60	$9.57	$9.57
Net investment income	0.03	0.04	0.12	0.12 [1]	0.08
Net realized and unrealized gains (losses) on investments	(0.16)	0.02	(0.01)	0.03	0.00 [2]
Total from investment operations	(0.13)	0.06	0.11	0.15	0.08
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.12)	(0.12)	(0.08)
Net asset value, end of period	$9.45	$9.61	$9.59	$9.60	$9.57
Total return[3]	(1.38)%	0.62%	1.13%	1.63%	0.88%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.66%	0.77%	0.77%	0.77%
Net expenses	0.50%	0.50%	0.65%	0.67%	0.67%
Net investment income	0.29%	0.42%	1.21%	1.28%	0.86%
Supplemental data
Portfolio turnover rate	46%	30%	55%	55%	50%
Net assets, end of period (000s omitted)	$291,008	$317,609	$376,203	$444,581	$702,570

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

46  |  Allspring Ultra Short-Term Municipal Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A2	2022	2021	2020 [1]
Net asset value, beginning of period	$9.61	$9.59	$9.58
Net investment income	0.03	0.04	0.01
Net realized and unrealized gains (losses) on investments	(0.16)	0.02	0.01
Total from investment operations	(0.13)	0.06	0.02
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.01)
Net asset value, end of period	$9.45	$9.61	$9.59
Total return[2]	(1.36)%	0.62%	0.18%
Ratios to average net assets (annualized)
Gross expenses	0.64%	0.66%	0.65%
Net expenses	0.48%	0.50%	0.50%
Net investment income	0.29%	0.40%	0.88%
Supplemental data
Portfolio turnover rate	46%	30%	55%
Net assets, end of period (000s omitted)	$39,575	$42,354	$25

[1]	For the period from May 29, 2020 (commencement of class operations) to June 30, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  47

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.48	$9.41	$9.43	$9.40	$9.40
Net investment income	0.00 [1,2]	0.00 [1,2]	0.04 [1]	0.05 [1]	0.01 [1]
Payment from affiliate	0.00	0.07	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.16)	0.00	(0.02)	0.03	0.00 [2]
Total from investment operations	(0.16)	0.07	0.02	0.08	0.01
Distributions to shareholders from
Net investment income	(0.00) [2]	(0.00) [2]	(0.04)	(0.05)	(0.01)
Net asset value, end of period	$9.32	$9.48	$9.41	$9.43	$9.40
Total return[3]	(1.67)%	0.76% [4]	0.26%	0.87%	0.16%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.41%	1.51%	1.52%	1.52%
Net expenses	0.81% *	0.92% *	1.41%	1.42%	1.42%
Net investment income	0.02%	0.02%	0.47%	0.54%	0.11%
Supplemental data
Portfolio turnover rate	46%	30%	55%	55%	50%
Net assets, end of period (000s omitted)	$2,448	$1,659	$2,925	$10,135	$17,154

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended June 30, 2022	0.44%
Year ended June 30, 2021	0.33%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended June 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.73% on total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

48  |  Allspring Ultra Short-Term Municipal Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$9.61	$9.59	$9.60	$9.58
Net investment income	0.06	0.07	0.15	0.15 [2]
Net realized and unrealized gains (losses) on investments	(0.16)	0.02	(0.01)	0.02
Total from investment operations	(0.10)	0.09	0.14	0.17
Distributions to shareholders from
Net investment income	(0.06)	(0.07)	(0.15)	(0.15)
Net asset value, end of period	$9.45	$9.61	$9.59	$9.60
Total return[3]	(1.09)%	0.92%	1.47%	1.76%
Ratios to average net assets (annualized)
Gross expenses	0.28%	0.28%	0.38%	0.39%
Net expenses	0.20%	0.20%	0.31%	0.32%
Net investment income	0.56%	0.71%	1.54%	1.73%
Supplemental data
Portfolio turnover rate	46%	30%	55%	55%
Net assets, end of period (000s omitted)	$668,633	$1,032,413	$822,986	$770,634

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  49

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.61	$9.59	$9.60	$9.57	$9.57
Net investment income	0.03 [1]	0.04	0.12 [1]	0.13 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	(0.16)	0.02	(0.01)	0.03	0.01
Total from investment operations	(0.13)	0.06	0.11	0.16	0.09
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.12)	(0.13)	(0.09)
Net asset value, end of period	$9.45	$9.61	$9.59	$9.60	$9.57
Total return	(1.39)%	0.62%	1.19%	1.70%	0.95%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.60%	0.70%	0.70%	0.70%
Net expenses	0.50%	0.50%	0.59%	0.60%	0.60%
Net investment income	0.27%	0.42%	1.28%	1.34%	0.82%
Supplemental data
Portfolio turnover rate	46%	30%	55%	55%	50%
Net assets, end of period (000s omitted)	$10,929	$15,157	$18,243	$25,649	$53,746

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

50  |  Allspring Ultra Short-Term Municipal Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.61	$9.59	$9.60	$9.57	$9.58
Net investment income	0.05	0.06	0.14	0.15 [1]	0.11
Net realized and unrealized gains (losses) on investments	(0.16)	0.02	0.00	0.03	(0.01)
Total from investment operations	(0.11)	0.08	0.14	0.18	0.10
Distributions to shareholders from
Net investment income	(0.05)	(0.06)	(0.15)	(0.15)	(0.11)
Net asset value, end of period	$9.45	$9.61	$9.59	$9.60	$9.57
Total return	(1.14)%	0.87%	1.42%	1.93%	1.07%
Ratios to average net assets (annualized)
Gross expenses	0.33%	0.33%	0.43%	0.44%	0.44%
Net expenses	0.25%	0.25%	0.36%	0.37%	0.37%
Net investment income	0.52%	0.66%	1.50%	1.56%	1.16%
Supplemental data
Portfolio turnover rate	46%	30%	55%	55%	50%
Net assets, end of period (000s omitted)	$734,360	$783,690	$685,081	$643,762	$2,141,197

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Municipal Income Fund  |  51

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Ultra Short-Term Municipal Income Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

52  |  Allspring Ultra Short-Term Municipal Income Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $1,780,287,665 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 922,083
Gross unrealized losses	(19,248,290)
Net unrealized losses	$(18,326,207)
As of June 30, 2022, the Fund had capital loss carryforwards which consisted of $5,261,612 in short-term capital losses and $25,175,206 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Ultra Short-Term Municipal Income Fund  |  53

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 50,200,000	$0	$ 50,200,000
Municipal obligations	0	1,676,862,761	0	1,676,862,761
Short-term investments
Investment companies	34,898,697	0	0	34,898,697
Total assets	$34,898,697	$1,727,062,761	$0	$1,761,961,458
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.24% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

54  |  Allspring Ultra Short-Term Municipal Income Fund

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class A2	0.16
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses.  When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses.  Allspring Funds Management has contractually committed through October 31, 2022 (October 31, 2023 for Class A2) to waive fees and/or reimburse expenses to the extent necessary to cap expenses.  Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended June 30, 2022.  These voluntary class-level waivers may be discontinued at any time.  As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.50%
Class A2	0.40
Class C	1.25
Class R6	0.20
Administrator Class	0.50
Institutional Class	0.25
Prior to April 1, 2022, the Fund's expenses were contractually capped at 0.50% for Class A2.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $281 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class A2 shares are charged a fee at an annual rate of 0.15% of its average daily net assets. Prior to April 1, 2022, the annual fee for Class A2 shares was 0.25% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund

Allspring Ultra Short-Term Municipal Income Fund  |  55

Notes to financial statements
transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $280,372,988, $415,530,000 and $4,803 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
Other transactions
On August 14, 2020, Class C reimbursed by Allspring Funds Management in the amount of $12,001. The reimbursement was made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $902,389,411 and $643,852,126, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $9,946,208 and $14,154,755 of tax-exempt income for the years ended June 30, 2022 and June 30, 2021, respectively.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$211,446	$(18,326,207)	$(30,436,818)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

56  |  Allspring Ultra Short-Term Municipal Income Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Ultra Short-Term Municipal Income Fund (formerly, Wells Fargo Ultra Short-Term Municipal Income Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

Allspring Ultra Short-Term Municipal Income Fund  |  57

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

58  |  Allspring Ultra Short-Term Municipal Income Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Ultra Short-Term Municipal Income Fund  |  59

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

60  |  Allspring Ultra Short-Term Municipal Income Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Ultra Short-Term Municipal Income Fund  |  61

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

62  |  Allspring Ultra Short-Term Municipal Income Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00669 08-22
A258/AR258 06-22

Annual Report
June 30, 2022
Allspring
Wisconsin Tax-Free Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Wisconsin Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Wisconsin Tax-Free Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Wisconsin Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Wisconsin Tax-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin, Thomas Stoeckmann
Average annual total returns (%) as of June 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WWTFX)	3-31-2008	-11.11	0.34	1.38	-6.93	1.27	1.85	0.92	0.70
Class C (WWTCX)	12-26-2002	-8.64	0.50	1.24	-7.64	0.50	1.24	1.67	1.45
Institutional Class (WWTIX)[3]	10-31-2016	–	–	–	-6.78	1.44	1.95	0.59	0.52
Bloomberg Municipal Bond Index[4]	–	–	–	–	-8.57	1.51	2.38	–	–
Bloomberg Wisconsin Municipal Bond Index[5]	–	–	–	–	-8.09	1.25	2.14	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had been included, returns for the Institutional Class shares would be higher.
[4]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg Wisconsin Municipal Bond Index is the Wisconsin component of the Bloomberg Municipal Bond Index. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Wisconsin and Puerto Rico municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6  |  Allspring Wisconsin Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond Index and Bloomberg Wisconsin Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Wisconsin Tax-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed both the Bloomberg Municipal Bond Index and the Bloomberg Wisconsin Municipal Bond Index for the 12 months that ended June 30, 2022.
■	The Fund’s conservative duration positioning and yield-curve positioning contributed strongly to performance as rates increased across the entire yield curve during the period in response to the Federal Reserve’s (Fed) monetary tightening policy. We were underweight longer-term bonds, which trailed the overall fixed income market, and strongly overweight short-term bonds, which outperformed the market.
■	Individual bond selection and sector allocation contributed to performance. While we were underweight general obligation (GO) bonds, which outpaced the overall market, and overweight revenue bonds, which lagged, our security selection within the revenue bond sector helped offset underperformance. The Fund was overweight both housing and hospital bonds, which performed poorly, but security selection offset the disappointing performance. The Fund was significantly underweight the transportation sector, which trailed higher-quality investment-grade bonds.
■	Credit positioning detracted from performance as we were overweight lower-quality investment-grade bonds, which underperformed relative to higher-quality investment-grade bonds. We were underweight higher-quality investment-grade bonds.
Global and U.S. economies pivot from an outlook of growth to the fear of contraction in the wake of persistent inflation.
As 2021 drew to a close, global markets began to rally in the hope of putting the COVID-19 pandemic behind them. U.S. markets advanced on improving economic data, broadening and effective COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new variants of COVID-19. As we entered the third quarter of 2021, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks and employment market distortions. At first, the Federal Open Market Committee labeled these pressures as “transitory,” but it eventually realized the headwinds were structural and began to communicate a plan of action that included overnight lending rate hikes, an end to open market purchases, and a reduction of its balance sheet. Both equity and fixed income markets began to sell off in early 2022 in anticipation of future monetary policy actions. In February 2022, against all warnings, Russia invaded Ukraine, triggering sanctions and disrupting energy markets on a global scale.
Credit quality as of June 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Allspring Wisconsin Tax-Free Fund

Performance highlights (unaudited)
Unemployment, which reached a multigenerational-high level of over 14% in the spring of 2020, fell throughout the past year to settle below 4%. Employers have struggled to fill openings, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) remained positive through the third and fourth quarters of 2021, with readings of 2.3% and 6.9%, respectively. In the wake of the market sell-off, first-quarter 2022 GDP turned negative, contracting by 1.6%, with second-quarter estimates negative as well. The U.S. federal funds rate, which began 2022 at 0.25%, has been raised three times this year and now sits at 1.75% as the Fed attempts to curb record-high inflation while avoiding recession.
U.S. fixed income yields rose dramatically as investors attempted to price future Fed actions, with the yield on the 10-year Treasury ending the period nearly 150 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected all fixed income sectors in the first half of 2022, with all seeing their worst returns in more than 40 years. Municipals, which began to weaken in price in the second half of 2021, sold off drastically. The Bloomberg Municipal Bond Index fell nearly 9% and has suffered 25 consecutive weeks of fund outflows, totaling $76 billion.
While this environment has certainly been painful for municipal bond investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios that ended 2021 at historically rich levels are now near or beyond fair-value levels. Credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors may return to the municipal market in the latter half of 2022, attracted by increased yields, positive fundamental strength, and good relative value.
Wisconsin offers municipal bond investing opportunities.
Wisconsin is the 20th-largest state in the United States by population and the 21st largest in terms of GDP. Population trends have remained in line with the national average, rated AA by S&P, Aa1 by Moody's, and AA+ by Fitch, all with stable outlooks. The state’s employment base is diverse, with manufacturing as the largest share of the income base, accounting for around 20%. The state is home to a number of key corporations, including Harley-Davidson, Kohler, and S.C. Johnson. Overall, with the improving employment, the state’s income metrics remain stable at around 98% of the national average. We expect the state’s economy to remain stable over the next few years. Despite pandemic-related pressures on employment and spending trends, the state’s collections have remained strong, with both sources rising more than 6% through fiscal-year 2021. The state is projecting improved fund balances in fiscal-year 2022 and fiscal-year 2023. Employment levels remain below pre-pandemic years. Debt levels remain modestly elevated, although Wisconsin benefits from having a fully funded pension plan.
Duration and yield-curve positioning, sector allocation, and security selection all drove performance while credit quality detracted.
Duration positioning and yield-curve positioning drove performance over the year. We maintained a shorter duration position relative to the Fund’s primary benchmark, which aided relative performance as the Fed continued to move forward with rate increases. Shorter-duration bonds strongly outpaced longer-duration bonds during this monetary tightening cycle. Our underweight to 12-year-plus bonds contributed to performance as this part of the curve underperformed. Furthermore, our security selection in the longest part of the curve helped offset the sub-par performance of that part of the curve. Our overweight in the 4- to 6-year part of the curve, which had strong performance, also aided performance.
Individual security selection and sector allocation contributed to performance. We had superior security selection in many sectors. While we were underweight to GO overall, our security selection added to performance. In the broad revenue sector, our selection was a key contributor to performance. For example, although we were overweight the weak housing and hospital sectors, our security selection in these sectors outpaced the Bloomberg Wisconsin Municipal Bond Index. Our underweight to transportation also contributed to performance as this sector performed poorly.
Effective maturity distribution as of June 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The Fund was overweight lower-quality investment-grade bonds (A-rated and BBB-rated), which trailed higher-quality investment-grade bonds (AAA-rated and AA-rated). Our overall security selection within lower-quality investment-

Allspring Wisconsin Tax-Free Fund  |  9

Performance highlights (unaudited)
grade bonds was strong, however, helping offset some of the weak performance.
With the limited supply of double-tax-exempt bonds issued over the year, we found some opportunities in other states/territories for strategic relative-value purchases, such as Guam Power Authority revenue bonds and Illinois State GO bonds. One of the better-performing bonds was the Wisconsin Center District Dedicated Tax bond (junior lien), which has recovered with the economy reopening, and it benefited from having a short effective duration. Another top performer was the Wisconsin Housing & Economic Development Authority housing bonds, which benefited from their AA rating in addition to short effective duration. Underperforming bonds include Ashwaubenon Wisconsin Community Development Authority Brown County Expo Center Project bonds and Wisconsin State Health & Educational Facilities – Beloit Health System bonds. Brown County Expo Center bonds performed poorly primarily due to the zero-coupon structure and long effective duration. Beloit Health System had weak performance given the lower rating category, sector weakness, and longer effective duration.
Monetary tightening policy and persistently high inflation have driven performance. We believe issue selection and yield-curve positioning will be a key driver in state-specific funds.
We believe the Fed will continue its monetary tightening policy well into the second half of 2022, and we are looking for signs of a slowing national economy. Wisconsin’s economy typically lags the national economy. We are looking to remain conservatively positioned relative to the benchmark duration, although we may look to increase duration modestly as we monitor the impact of inflation and monetary tightening. We believe that most municipalities will continue to see improvements in the near term given federal stimulus resulting from the COVID-19 pandemic. We continue to look for double tax-exempt Wisconsin bonds while adding other states/territories that present value. We continue to look for value in lower-credit-quality investment-grade names while opportunistically buying higher-grade names at attractive levels. The threat of a slowing economy could affect our sector allocation decisions as we look to move into areas that will be less affected by recessionary pressures. We will monitor the economy and interest rates, with a specific focus on the technical market and fundamental credit quality, to adjust duration, yield-curve positioning, credit quality, and sector allocations over the next year.

10  |  Allspring Wisconsin Tax-Free Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 927.00	$3.25	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Class C
Actual	$1,000.00	$ 923.46	$6.92	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class
Actual	$1,000.00	$ 927.76	$2.49	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Wisconsin Tax-Free Fund  |  11

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 102.94%
Alabama: 1.36%
Utilities revenue: 1.36%
Black Belt Energy Gas District Gas Supply Project #7 Series C-1	4.00%	12-1-2025	$1,000,000	$ 1,017,999
Black Belt Energy Gas District Series 2021C-1	4.00	10-1-2052	1,000,000	1,012,106
				2,030,105
Guam: 6.35%
Airport revenue: 3.51%
Guam International Airport Authority Revenue A.B. Won Pat International Airport Series 2013C (AGM Insured)	6.00	10-1-2034	365,000	382,859
Guam International Airport Authority Revenue A.B. Won Pat International Airport Series C	6.38	10-1-2043	1,670,000	1,759,333
Guam International Airport Authority Revenue Prerefunded Bond AMT General Series C (AGM Insured)	6.13	10-1-2043	270,000	280,702
Guam International Airport Authority Revenue Prerefunded Bond AMT General Series C (AGM Insured)	6.13	10-1-2043	1,230,000	1,292,053
Guam Port Authority AMT Series A	5.00	7-1-2048	1,000,000	1,054,378
Guam Port Authority AMT Series B	5.00	7-1-2034	445,000	472,669
				5,241,994
Miscellaneous revenue: 0.94%
Guam Education Financing Foundation Refunding Bond Certificate of Participation Series 2016A ##	5.00	10-1-2022	1,400,000	1,406,994
Tax revenue: 0.99%
Guam Government Business Privilege Tax Revenue Refunding Bonds Series F	4.00	1-1-2042	500,000	441,147
Guam Government Hotel Occupancy Refunding Bond Series A	5.00	11-1-2035	1,000,000	1,036,250
				1,477,397
Utilities revenue: 0.35%
Guam Power Authority Series A %%	5.00	10-1-2026	500,000	531,110
Water & sewer revenue: 0.56%
Guam Government Waterworks Authority Series A	5.00	1-1-2050	300,000	312,729
Guam Government Waterworks Authority Water and Wastewater Refunding Bond	5.00	7-1-2034	500,000	524,985
				837,714
				9,495,209
Illinois: 2.80%
GO revenue: 1.99%
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2027	1,000,000	846,859
Chicago IL Park District Special Recreation Activity Series E	5.00	11-15-2027	1,000,000	1,076,894
Illinois Series A	5.00	3-1-2024	500,000	518,065
Illinois Series A	5.25	3-1-2037	500,000	537,035
				2,978,853
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.81%
Chicago IL Special Assessment Improvement Bonds Refunding Series 2022 Lakeshore East Project	2.69%	12-1-2026	$ 305,000	$ 284,142
Illinois Series 2013	5.50	7-1-2026	250,000	256,470
Illinois Series C	5.00	11-1-2029	630,000	670,643
				1,211,255
				4,190,108
New Jersey: 1.17%
Tax revenue: 0.26%
New Jersey COVID-19 Emergency Series A	5.00	6-1-2027	350,000	385,898
Transportation revenue: 0.91%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	2,000,000	1,356,898
				1,742,796
New York: 0.97%
Education revenue: 0.97%
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.45	2-1-2041	500,000	411,459
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,000,000	1,041,379
				1,452,838
Pennsylvania: 3.11%
Education revenue: 0.39%
Lehigh County PA General Purpose Authority Charter School Revenue Bonds Series 2022	4.00	6-1-2032	600,000	588,189
Health revenue: 1.41%
Montgomery County PA Higher Education and Health Authority Thomas Jefferson University Revenue Bonds Series 2022B	5.00	5-1-2052	2,000,000	2,101,375
Housing revenue: 1.31%
Pennsylvania Housing Finance Agency MFHR Sherman Hills Series 2022 (Department of Housing and Urban Development Insured)	1.25	2-1-2025	2,000,000	1,956,723
				4,646,287
Puerto Rico: 1.31%
Health revenue: 1.31%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Project	5.00	7-1-2031	435,000	481,930
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Project 2021	5.00	7-1-2026	205,000	219,681
The accompanying notes are an integral part of these financial statements.

Allspring Wisconsin Tax-Free Fund  |  13

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Project 2021	5.00%	7-1-2032	$ 925,000	$ 1,016,268
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Project 2021	5.00	7-1-2034	220,000	239,448
				1,957,327
South Carolina: 0.67%
Utilities revenue: 0.67%
South Carolina Statewide Public Service Authority Revenue Refunding Bond and Improvement Series A	4.00	12-1-2033	1,000,000	1,000,061
Texas: 2.03%
Education revenue: 0.70%
Hale Center Texas Education Facilities Corporation Revenue Refunding Bond Wayland Baptist University Project Series 2022	5.00	3-1-2027	990,000	1,047,548
GO revenue: 1.33%
Denton TX Independent School District School Building	4.00	8-15-2048	2,000,000	1,993,262
				3,040,810
Virgin Islands: 0.09%
Tax revenue: 0.09%
Virgin Islands PFA Gross Receipts Taxes Loan Notes (AGM Insured) ##	4.00	10-1-2022	140,000	140,572
Virginia: 1.34%
Transportation revenue: 1.34%
Virginia Small Business Financing Authority Revenue Bonds Series 2012	5.50	1-1-2042	2,000,000	2,000,000
Wisconsin: 81.74%
Education revenue: 9.19%
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	2,100,000	2,138,142
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated ##	5.00	7-1-2022	355,000	355,000
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2032	1,500,000	1,501,563
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2042	1,000,000	1,001,042
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured)	2.00	4-1-2038	1,200,000	880,520
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured)	2.13	4-1-2039	1,000,000	734,625
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured)	2.13	4-1-2040	1,000,000	720,050
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured)	2.25	4-1-2041	750,000	542,430
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured)	2.25	4-1-2042	1,000,000	711,809
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Wisconsin HEFA Revenue Lawrence University	4.00%	3-15-2040	$1,555,000	$ 1,378,903
Wisconsin HEFA Revenue Lawrence University	4.00	2-1-2045	1,685,000	1,624,505
Wisconsin HEFA The Medical College of Wisconsin Incorporated Series 2022	5.00	12-1-2041	2,000,000	2,151,323
				13,739,912
GO revenue: 1.18%
Milwaukee WI Series B6	3.00	4-1-2024	570,000	578,640
Milwaukee WI Series B6	5.00	4-1-2023	580,000	594,301
Milwaukee WI Series B6	5.00	4-1-2025	550,000	588,492
				1,761,433
Health revenue: 20.33%
PFA Wisconsin Healthcare Facilities Appalachian Regional Healthcare System Series A	5.00	7-1-2037	275,000	290,241
PFA Wisconsin Healthcare Facilities Appalachian Regional Healthcare System Series A	5.00	7-1-2038	375,000	394,305
Wisconsin HEFA Bellin Memorial Hospital Incorporated Refunding Revenue Bond Series 2015	3.38	12-1-2031	180,000	180,553
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series 2015	3.13	12-1-2029	150,000	150,153
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series A	5.00	12-1-2027	175,000	191,916
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series A	5.00	12-1-2028	200,000	220,499
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series A	5.00	12-1-2029	150,000	165,549
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series A	5.00	12-1-2030	275,000	301,044
Wisconsin HEFA Beloit Health System Incorporated	4.00	7-1-2036	3,000,000	2,992,540
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2028	50,000	54,643
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2029	1,270,000	1,398,173
Wisconsin HEFA Marshfield Clinic Health System	3.00	2-15-2031	230,000	220,495
Wisconsin HEFA Marshfield Clinic Health System	3.25	2-15-2032	185,000	179,551
Wisconsin HEFA Marshfield Clinic Health System	4.00	2-15-2042	500,000	460,907
Wisconsin HEFA Marshfield Clinic Health System	5.00	2-15-2047	3,385,000	3,478,928
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2027	400,000	432,275
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2028	650,000	699,008
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2029	500,000	535,301
Wisconsin HEFA Milwaukee School Engineering Project	5.00	12-1-2025	135,000	144,832
Wisconsin HEFA Monroe Clinic Incorporated	3.00	2-15-2035	520,000	530,732
Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2031	900,000	945,994
Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2033	550,000	578,107
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2028	900,000	973,432
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2029	575,000	621,915
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2030	340,000	367,741
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	4.00	12-1-2035	1,000,000	1,001,446
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	5.00	12-1-2025	1,500,000	1,567,480
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	5.00	12-1-2026	1,740,000	1,815,092
The accompanying notes are an integral part of these financial statements.

Allspring Wisconsin Tax-Free Fund  |  15

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series A	5.00%	7-1-2044	$ 200,000	$ 205,312
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series A	5.00	7-1-2049	250,000	255,869
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series B	5.00	7-1-2044	3,485,000	3,533,091
Wisconsin HEFA Saint John's Communities Incorporated Series 2015B	5.00	9-15-2045	1,000,000	1,006,911
Wisconsin HEFA Saint John's Communities Incorporated Series 2022%%	4.00	9-15-2045	650,000	539,949
Wisconsin HEFA Saint John's Communities Incorporated Series B	4.00	9-15-2045	475,000	402,658
Wisconsin HEFA Three Pillars Senior Living Communities Series 2021A ##	4.00	8-15-2023	125,000	125,590
Wisconsin HEFA Three Pillars Senior Living Communities Series 2021A	4.00	8-15-2024	125,000	125,599
Wisconsin HEFA Three Pillars Senior Living Communities Series 2021A	4.00	8-15-2030	100,000	97,759
Wisconsin HEFA Three Pillars Senior Living Communities Series 2021A	4.00	8-15-2031	75,000	72,875
Wisconsin HEFA Three Pillars Senior Living Communities Series 2021A	4.00	8-15-2041	2,145,000	1,954,393
Wisconsin HEFA Three Pillars Senior Living Communities Series 2021A	4.00	8-15-2046	850,000	746,809
Wisconsin HEFA Three Pillars Senior Living Communities Series 2021A	4.00	8-15-2051	500,000	429,197
				30,388,864
Housing revenue: 17.24%
Green Bay WI Housing Authority Housing Revenue Refunding Bond Student University Village Housing Incorporated	2.00	4-1-2023	50,000	49,981
Green Bay WI Housing Authority Housing Revenue Refunding Bond Student University Village Housing Incorporated	2.00	4-1-2028	125,000	119,026
Green Bay WI Housing Authority Housing Revenue Refunding Bond Student University Village Housing Incorporated	2.00	4-1-2029	250,000	232,147
Green Bay WI Housing Authority Housing Revenue Refunding Bond Student University Village Housing Incorporated	2.00	4-1-2030	875,000	778,873
Wisconsin Housing & EDA AMT Series A	4.63	11-1-2037	10,000	10,004
Wisconsin Housing & EDA Madison Pool Project Series A	4.55	7-1-2037	165,000	169,921
Wisconsin Housing & EDA Madison Pool Project Series A	4.70	7-1-2047	2,300,000	2,329,711
Wisconsin Housing & EDA Madison Pool Project Series A	4.85	7-1-2052	3,000,000	3,050,552
Wisconsin Housing & EDA Series A	1.60	11-1-2048	665,000	664,722
Wisconsin Housing & EDA Series A	1.70	11-1-2052	1,900,000	1,887,138
Wisconsin Housing & EDA Series A ##	3.00	11-1-2022	125,000	125,588
Wisconsin Housing & EDA Series A	3.38	5-1-2057	635,000	508,103
Wisconsin Housing & EDA Series A	3.40	11-1-2032	2,450,000	2,381,576
Wisconsin Housing & EDA Series A	3.95	11-1-2038	2,000,000	2,002,716
Wisconsin Housing & EDA Series A	4.05	12-1-2049	800,000	770,154
Wisconsin Housing & EDA Series A	5.75	11-1-2043	1,240,000	1,258,422
Wisconsin Housing & EDA Series B (Department of Housing and Urban Development Insured)	0.40	5-1-2045	1,445,000	1,401,460
Wisconsin Housing & EDA Series B (FHLB SPA) ø	0.90	5-1-2055	2,510,000	2,510,000
Wisconsin Housing & EDA Series C (Department of Housing and Urban Development Insured)	0.61	11-1-2042	2,900,000	2,783,303
Wisconsin Housing & EDA Series C (Department of Housing and Urban Development Insured)	0.80	5-1-2025	275,000	260,843
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2022

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Wisconsin Housing & EDA Series C (Department of Housing and Urban Development Insured)	0.85%	11-1-2025	$ 320,000	$ 300,669
Wisconsin Housing & EDA Series C (Department of Housing and Urban Development Insured)	0.95	5-1-2026	205,000	190,491
Wisconsin Housing & EDA Series C (Department of Housing and Urban Development Insured)	1.00	11-1-2026	330,000	303,880
Wisconsin Housing & EDA Series C (Department of Housing and Urban Development Insured)	1.20	5-1-2027	310,000	283,101
Wisconsin Housing & EDA Series C (Department of Housing and Urban Development Insured)	1.35	11-1-2027	345,000	313,760
Wisconsin Housing & EDA Series C	3.88	11-1-2035	1,100,000	1,081,750
				25,767,891
Miscellaneous revenue: 21.29%
Appleton WI RDA Fox Cities Performing Arts Center Project Series B (Associated Bank NA LOC) ø	1.07	6-1-2036	7,500,000	7,500,000
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project	4.00	6-1-2031	1,310,000	1,385,116
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project	4.00	6-1-2035	900,000	926,349
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project	4.00	6-1-2036	265,000	272,338
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project CAB ¤	0.00	6-1-2049	8,000,000	2,351,068
Kaukauna WI RDA	3.75	6-1-2032	850,000	859,054
Kaukauna WI RDA ##	4.00	6-1-2023	200,000	203,553
Kaukauna WI RDA	4.00	6-1-2025	425,000	442,655
Kaukauna WI RDA	4.00	6-1-2028	425,000	440,238
Kaukauna WI RDA	4.00	6-1-2035	900,000	915,396
Milwaukee WI RDA Lease Public Schools	5.00	11-15-2033	750,000	820,572
Milwaukee WI RDA Lease Public Schools Series A	5.00	11-15-2026	220,000	241,081
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2028	325,000	357,831
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2034	675,000	737,351
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2035	1,000,000	1,090,653
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2036	500,000	544,468
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2024	280,000	297,502
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2027	1,020,000	1,125,258
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2028	1,000,000	1,101,020
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2031	750,000	821,866
Milwaukee WI RDA Revenue Refunding Bond Milwaukee Public Schools (NPFGC Insured) ##	4.00	8-1-2023	1,100,000	1,123,716
Weston WI CDA Series A ##	1.75	10-1-2022	200,000	200,184
Weston WI CDA Series A ##	1.90	10-1-2023	800,000	800,679
Weston WI CDA Series A	2.00	10-1-2024	625,000	616,785
Weston WI CDA Series A	2.15	10-1-2025	615,000	611,625
Weston WI CDA Series A	2.25	10-1-2026	940,000	934,038
Weston WI CDA Series A	2.40	10-1-2027	570,000	567,137
Wisconsin Dells Community Development Authority Series B	3.35	3-1-2026	530,000	531,219
Wisconsin GO Series A (SIFMA Municipal Swap +0.42%) ±%%	1.20	5-1-2025	4,000,000	4,000,001
				31,818,753
Tax revenue: 12.51%
Southeast Wisconsin Professional Baseball Park District Series A (NPFGC Insured)	5.50	12-15-2023	1,600,000	1,680,684
The accompanying notes are an integral part of these financial statements.

Allspring Wisconsin Tax-Free Fund  |  17

Portfolio of investments—June 30, 2022

		Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Southeast Wisconsin Professional Baseball Park District Series A (NPFGC Insured)		5.50%	12-15-2026	$2,435,000	$ 2,668,591
Warrens WI CDA Interim Community Development Workout Extension		3.70	11-1-2029	137,240	84,717
Wisconsin Center District Appropriation Milwaukee Arena Project 2016		5.00	12-15-2023	550,000	573,816
Wisconsin Center District CAB (AGM Insured) ¤		0.00	12-15-2030	295,000	215,604
Wisconsin Center District CAB Junior Dedicated Series D ¤		0.00	12-15-2045	1,250,000	438,475
Wisconsin Center District CAB Senior Dedicated Milwaukee Arena Project Series A (BAM Insured) ¤		0.00	12-15-2033	2,985,000	1,884,383
Wisconsin Center District CAB Series A (NPFGC Insured) ¤		0.00	12-15-2027	100,000	83,177
Wisconsin Center District Junior Dedicated Bond Series A ##		5.00	12-15-2022	730,000	741,316
Wisconsin Center District Junior Dedicated Bond Series A		5.00	12-15-2030	2,100,000	2,132,553
Wisconsin Center District Junior Dedicated Tax Revenue Prerefunded Bond (AGM Insured)		5.25	12-15-2023	570,000	574,818
Wisconsin Center District Junior Dedicated Tax Revenue Prerefunded Bond (AGM Insured)		5.25	12-15-2027	220,000	243,251
Wisconsin Center District Junior Dedicated Tax Revenue Unrefunded Balance Refunding Bond (AGM Insured)		5.25	12-15-2023	605,000	623,045
Wisconsin Center District Junior Dedicated Tax Revenue Unrefunded Balance Refunding Bond (AGM Insured)		5.25	12-15-2027	785,000	862,752
Wisconsin Center District Milwaukee Arena Project		4.00	12-15-2032	1,100,000	1,136,535
Wisconsin Center District Milwaukee Arena Project		4.00	12-15-2033	920,000	951,743
Wisconsin Center District Milwaukee Arena Project		4.00	12-15-2034	2,000,000	2,052,289
Wisconsin Center District Milwaukee Arena Project		5.00	12-15-2032	85,000	92,787
Wisconsin Center District Tax Revenue CAB Senior Dedicated Series C (AGM Insured) ¤		0.00	12-15-2028	1,075,000	860,714
Wisconsin Center District Tax Revenue CAB Senior Dedicated Series C (AGM Insured) ¤		0.00	12-15-2030	1,095,000	800,292
					18,701,542
					122,178,395
Total Municipal obligations (Cost $160,432,179)					153,874,508
Total investments in securities (Cost $160,432,179)	102.94%				153,874,508
Other assets and liabilities, net	(2.94)				(4,395,390)
Total net assets	100.00%				$149,479,118

##	All or a portion of this security is segregated for when-issued securities.
¤	The security is issued in zero coupon form with no periodic interest payments.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

18  |  Allspring Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2022

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
FHLB	Federal Home Loan Bank
GO	General obligation
HEFA	Health & Educational Facilities Authority
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.

Allspring Wisconsin Tax-Free Fund  |  19

Statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $160,432,179)	$ 153,874,508
Cash	524,346
Receivable for interest	1,479,305
Receivable for Fund shares sold	138,977
Prepaid expenses and other assets	46,266
Total assets	156,063,402
Liabilities
Payable for when-issued transactions	5,207,899
Payable for Fund shares redeemed	759,902
Payable for investments purchased	533,752
Management fee payable	31,073
Administration fees payable	14,822
Dividends payable	11,225
Distribution fee payable	2,572
Trustees’ fees and expenses payable	448
Accrued expenses and other liabilities	22,591
Total liabilities	6,584,284
Total net assets	$149,479,118
Net assets consist of
Paid-in capital	$ 156,251,915
Total distributable loss	(6,772,797)
Total net assets	$149,479,118
Computation of net asset value and offering price per share
Net assets – Class A	$ 66,388,061
Shares outstanding – Class A1	6,446,670
Net asset value per share – Class A	$10.30
Maximum offering price per share – Class A2	$10.79
Net assets – Class C	$ 4,204,191
Shares outstanding – Class C1	408,263
Net asset value per share – Class C	$10.30
Net assets – Institutional Class	$ 78,886,866
Shares outstanding – Institutional Class[1]	7,659,352
Net asset value per share – Institutional Class	$10.30
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Wisconsin Tax-Free Fund

Statement of operations—year ended June 30, 2022

Investment income
Interest	$ 4,201,687
Expenses
Management fee	677,927
Administration fees
Class A	119,359
Class C	8,358
Institutional Class	71,727
Shareholder servicing fees
Class A	186,482
Class C	12,892
Distribution fee
Class C	38,675
Custody and accounting fees	7,374
Professional fees	63,434
Registration fees	58,293
Shareholder report expenses	34,006
Trustees’ fees and expenses	20,059
Other fees and expenses	7,975
Total expenses	1,306,561
Less: Fee waivers and/or expense reimbursements
Fund-level	(118,409)
Class A	(126,819)
Class C	(7,314)
Net expenses	1,054,019
Net investment income	3,147,668
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(197,350)
Futures contracts	11,529
Net realized losses on investments	(185,821)
Net change in unrealized gains (losses) on investments	(14,929,330)
Net realized and unrealized gains (losses) on investments	(15,115,151)
Net decrease in net assets resulting from operations	$(11,967,483)
The accompanying notes are an integral part of these financial statements.

Allspring Wisconsin Tax-Free Fund  |  21

Statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment income		$ 3,147,668		$ 3,085,902
Net realized gains (losses) on investments		(185,821)		168,026
Net change in unrealized gains (losses) on investments		(14,929,330)		2,114,690
Net increase (decrease) in net assets resulting from operations		(11,967,483)		5,368,618
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,413,674)		(1,436,866)
Class C		(58,669)		(61,394)
Institutional Class		(1,850,887)		(1,589,155)
Total distributions to shareholders		(3,323,230)		(3,087,415)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	620,159	6,828,863	1,001,834	11,225,322
Class C	91,176	995,979	147,885	1,660,980
Institutional Class	3,238,533	35,149,888	3,206,169	36,011,523
		42,974,730		48,897,825
Reinvestment of distributions
Class A	116,034	1,267,180	113,871	1,277,627
Class C	5,293	57,878	5,397	60,528
Institutional Class	166,521	1,819,075	135,932	1,525,501
		3,144,133		2,863,656
Payment for shares redeemed
Class A	(1,100,996)	(11,868,079)	(1,603,254)	(17,980,789)
Class C	(175,453)	(1,884,410)	(191,338)	(2,141,864)
Institutional Class	(3,600,905)	(38,548,690)	(1,621,298)	(18,213,318)
		(52,301,179)		(38,335,971)
Net increase (decrease) in net assets resulting from capital share transactions		(6,182,316)		13,425,510
Total increase (decrease) in net assets		(21,473,029)		15,706,713
Net assets
Beginning of period		170,952,147		155,245,434
End of period		$149,479,118		$170,952,147
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Wisconsin Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.28	$11.12	$11.04	$10.74	$10.83
Net investment income	0.20	0.21	0.25	0.29	0.28
Net realized and unrealized gains (losses) on investments	(0.97)	0.16	0.08	0.30	(0.09)
Total from investment operations	(0.77)	0.37	0.33	0.59	0.19
Distributions to shareholders from
Net investment income	(0.20)	(0.21)	(0.25)	(0.29)	(0.28)
Net realized gains	(0.01)	0.00	(0.00) [1]	0.00	0.00
Total distributions to shareholders	(0.21)	(0.21)	(0.25)	(0.29)	(0.28)
Net asset value, end of period	$10.30	$11.28	$11.12	$11.04	$10.74
Total return[2]	(6.93)%	3.37%	3.05%	5.56%	1.76%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.95%	0.94%	0.88%
Net expenses	0.69%	0.68%	0.69%	0.70%	0.70%
Net investment income	1.79%	1.88%	2.24%	2.66%	2.57%
Supplemental data
Portfolio turnover rate	12%	10%	24%	8%	11%
Net assets, end of period (000s omitted)	$66,388	$76,836	$81,173	$84,924	$87,790

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Wisconsin Tax-Free Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.28	$11.12	$11.04	$10.74	$10.83
Net investment income	0.11	0.13	0.17 [1]	0.21	0.20
Net realized and unrealized gains (losses) on investments	(0.97)	0.16	0.08	0.30	(0.09)
Total from investment operations	(0.86)	0.29	0.25	0.51	0.11
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.17)	(0.21)	(0.20)
Net realized gains	(0.01)	0.00	(0.00) [2]	0.00	0.00
Total distributions to shareholders	(0.12)	(0.13)	(0.17)	(0.21)	(0.20)
Net asset value, end of period	$10.30	$11.28	$11.12	$11.04	$10.74
Total return[3]	(7.64)%	2.58%	2.27%	4.78%	1.01%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.67%	1.70%	1.69%	1.63%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.02%	1.12%	1.49%	1.92%	1.83%
Supplemental data
Portfolio turnover rate	12%	10%	24%	8%	11%
Net assets, end of period (000s omitted)	$4,204	$5,496	$5,842	$6,687	$8,105

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Wisconsin Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.28	$11.12	$11.04	$10.74	$10.83
Net investment income	0.22	0.23	0.27	0.31	0.30
Net realized and unrealized gains (losses) on investments	(0.97)	0.16	0.08	0.30	(0.09)
Total from investment operations	(0.75)	0.39	0.35	0.61	0.21
Distributions to shareholders from
Net investment income	(0.22)	(0.23)	(0.27)	(0.31)	(0.30)
Net realized gains	(0.01)	0.00	(0.00) [1]	0.00	0.00
Total distributions to shareholders	(0.23)	(0.23)	(0.27)	(0.31)	(0.30)
Net asset value, end of period	$10.30	$11.28	$11.12	$11.04	$10.74
Total return	(6.78)%	3.54%	3.23%	5.75%	1.95%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.59%	0.62%	0.61%	0.55%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	1.96%	2.04%	2.40%	2.85%	2.79%
Supplemental data
Portfolio turnover rate	12%	10%	24%	8%	11%
Net assets, end of period (000s omitted)	$78,887	$88,620	$68,230	$43,978	$36,181

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Allspring Wisconsin Tax-Free Fund  |  25

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Wisconsin Tax-Free Fund (the "Fund") which is a non-diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is

26  |  Allspring Wisconsin Tax-Free Fund

Notes to financial statements
minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $160,431,780 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 1,027,223
Gross unrealized losses	(7,584,495)
Net unrealized losses	$(6,557,272)
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(3,460)	$3,460
As of June 30, 2022, the Fund had current year deferred post-October capital losses consisting of $76,000 in short-term capital losses and $128,300 in long-term capital losses.

Allspring Wisconsin Tax-Free Fund  |  27

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$153,874,508	$0	$153,874,508
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

28  |  Allspring Wisconsin Tax-Free Fund

Notes to financial statements
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.70%
Class C	1.45
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2022, Allspring Funds Distributor received $1,316 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund

Allspring Wisconsin Tax-Free Fund  |  29

Notes to financial statements
transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0, $11,380,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2022 were $43,486,171 and $16,584,116, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended June 30, 2022, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $93,581 in short futures contracts during the year ended June 30, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:
	Year ended June 30
	2022	2021
Tax-exempt income	$3,147,668	$3,087,415
Ordinary income	18,479	0
Long-term capital gain	157,083	0
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Post-October capital losses deferred
$(6,557,272)	$(204,300)
9. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Wisconsin.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the

30  |  Allspring Wisconsin Tax-Free Fund

Notes to financial statements
normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Wisconsin Tax-Free Fund  |  31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Wisconsin Tax-Free Fund (formerly, Wells Fargo Wisconsin Tax-Free Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

32  |  Allspring Wisconsin Tax-Free Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $157,083 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Wisconsin Tax-Free Fund  |  33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Allspring Wisconsin Tax-Free Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Wisconsin Tax-Free Fund  |  35

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36  |  Allspring Wisconsin Tax-Free Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Wisconsin Tax-Free Fund  |  37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00670 08-22
A259/AR259 06-22

Annual Report
June 30, 2022
Allspring
Alternative Risk Premia Fund

The views expressed and any forward-looking statements are as of June 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Alternative Risk Premia Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Alternative Risk Premia Fund for the 12-month period that ended June 30, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created ongoing challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 10.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.42%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 25.28%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -10.29%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.78%, the Bloomberg Municipal Bond Index6 lost 8.57%, and the ICE BofA U.S. High Yield Index7 fell 12.66%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Inflation, which began to rise earlier in 2021, continued to climb in July, fueled by the ongoing supply chain bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as Organization of the Petroleum Exporting Countries agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Alternative Risk Premia Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply chain bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Alternative Risk Premia Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Petros N. Bocray, CFA®‡, FRM, Eddie Cheng, CFA®‡, Monisha Jayakumar
Average annual total returns (%) as of June 30, 2022
				Expense ratios[1] (%)
	Inception date	1 year	Since inception	Gross	Net [2]
Class R6 (WRPRX)	1-29-2019	7.54 ♠	-2.33	1.12	0.65
Institutional Class (WRPIX)	1-29-2019	7.44 ♠	-2.45	1.22	0.75
ICE BofA 3-Month U.S. Treasury Bill Index[3]	–	0.17	0.86 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund's website, allspringglobal.com..
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through October 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.62% for Class R6 and 0.72% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
The investment techniques employed by the Fund create leverage. As a result, the sum of the Fund's investment exposures will typically exceed the amount of the Fund's net assets. These exposures may vary over time. We expect gross notional exposure of the Fund to be in a range of 400% to 1200% of the net asset value of the Fund under normal market conditions. Leverage may be significantly different (higher or lower) as deemed necessary by the investment manager. We expect net notional exposure of the Fund to be in a range of -200% to 200% of the net asset value of the Fund under normal market conditions.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Alternative Risk Premia Fund

Performance highlights (unaudited)
Growth of $1,000,000 investment as of June 30, 20221
[1]	The chart compares the performance of Institutional Class shares since inception with the ICE BofA 3-Month U.S. Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.
Alternative risk premia investment risk is the Fund's ability to achieve its investment objective depending largely upon the portfolio managers' successful evaluation of the risks, potential returns, and correlation properties with respect to the various risk premia in which the Fund invests. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to subsidiary risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Alternative Risk Premia Fund  |  7

Performance highlights (unaudited)
MANAGERS' DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, for the 12-month period that ended June 30, 2022.
■	The top contributors included our cross-asset trend strategy (+5.32), carry (+4.5%), and multi-factor equity (+3.2%).
■	The largest detractor was our macro value strategy (-3.3%).
■	The Fund uses derivatives, including but not limited to equity futures, bond futures, commodity futures, and currency forwards, to achieve its desired exposure in different asset classes (which in turn helps the Fund arrive at its desired leverage, risk, and return targets). These derivatives are the most commonly traded instruments on main exchanges and are highly liquid.
Market focus shifted—from pandemic recovery to inflation.
Markets continued to rally into the second half of 2021, with central bank easing monetary policy still in place and the successful rollout of a vaccination expediting the economy opening up again. Inflation, initially thought of as transitory, soon proved to be longer lasting than expected and started to catch investors’ attention. As we turned into 2022, commodities started to rally and central banks around the world began their first rate hike since the COVID-19 pandemic began, which caused havoc on most assets, such as equity and bonds. As our alternative risk premia strategy is designed to be uncorrelated to traditional assets, it stood out as a good diversifier in this environment, providing positive returns over the 12-month period through June 2022.
We mitigated exposure to geopolitical turmoil and refined our rates strategies.
The uncertainty introduced by the confrontation between Russia and Ukraine, which later developed into a full-out war, had caught our attention early in 2022. To make our portfolio relatively immune to such idiosyncratic risk, we lowered our exposure to this event by removing Russian rubles (RUB) from our investable universe and neutralized our exposure in certain agricultural commodities that would most likely be affected by the war.
Net asset exposure as of June 30, 2022[1]
	% of net assets
	Long positions	Short positions
Stocks	32	22
Bond futures	28	116
Currency forwards	40	61
Equity index futures	4	6
Commodity futures	15	13
[1]	Figures are subject to change and may have changed since the date specified.
On the strategy enhancement side, the rates mean-reversion signal (or indicator), which initially was part of the composite in-rates price momentum strategy as a filtering signal, was split out as a stand-alone strategy. This allowed us to better capture the profitability of the signal as well as bring a more balanced exposure among the macro value strategies.
Trend, carry, and multi-factor equity contributed strongly.
The shift in macro trend did not happen overnight—as inflation kept rising in the backdrop for most of 2021, this price trend was well captured by our cross-asset trend strategy. Over most of the past 12 months, our trend signal has been short bond, long commodity, and long U.S. dollar, which contributed to the portfolio’s performance. Carry—a type of strategy that invests in high-yielding assets while shorting low-yielding assets—also helped the Fund outperform the benchmark, and the rise of carry is pervasive in multiple asset classes: commodity, foreign exchange, and interest rates. The multi-factor equity strategy, after experiencing a challenging environment throughout 2020, came back to profitability with the strong rally of the equity value factor. The “back-to-office” stocks, which have suffered extended losses during the pandemic, outperformed equities overall given the cheapness they have exhibited relative to expensive technology names. This has added nicely to the equity portion as well as the overall Alternative Risk Premia Fund.
Detraction from macro value
Macro value strategies, on the other hand, detracted over the 12-month period. Rising commodity prices, while benefiting strategies such as trend, have a spillover effect on our foreign exchange value strategy as the expensive currencies happened to be net commodity exporters that benefited from high inflation, especially compounded by the ongoing war in Ukraine. Expensive bonds also sold off less in Europe, given the proximity of the regions toward the epicenter of conflict, leading to a reluctance by the European Central Bank and Bank of England to raise rates compared with other central banks. That hurt our rates value strategy.

8  |  Allspring Alternative Risk Premia Fund

Performance highlights (unaudited)
Factor is returning to a more normal state, but mind the risks.
As we commented 12 months ago, we had witnessed the market return to a more normal state compared with the pandemic-level panic. The focus of the market has shifted from activity recovery to the Ukraine war, and then to supply chain and energy-induced inflation. While the Fund has benefited from this shift in trend and the returning profitability of factors, there are still risks we need to be aware of. First, the geopolitical conflict between Russia and the West worsened over the past 12 months with the war in Ukraine. That confrontation will only add to uncertainty, both geopolitically and economically. We have seen the ripple effect via higher energy prices and huge currency volatility (RUB), and we believe there is still risk that these idiosyncratic factors could drive markets in an unpredictable way. Second, following years of financial repression and central bank easing, the unwinding of that monetary stimulus is unseen in recent history. How markets (assets and factors) react to such events will need to be tested.

Allspring Alternative Risk Premia Fund  |  9

Consolidated fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 1-1-2022	Ending account value 6-30-2022	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class R6
Actual	$1,000.00	$1,080.47	$3.20	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11	0.62%
Institutional Class
Actual	$1,000.00	$1,079.48	$3.71	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61	0.72%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2022

	Yield	Shares	Value
Short-term investments: 94.42%
Investment companies: 48.67%
Allspring Government Money Market Fund Select Class ♠∞*	1.26%	26,833,161	$26,833,161

			Maturity date	Principal
U.S. Treasury securities: 45.75%
U.S. Treasury Bill ☼		0.25	7-14-2022	$14,900,000	14,894,268
U.S. Treasury Bill ☼#		2.43	12-29-2022	7,750,000	7,655,704
U.S. Treasury Bill ☼#		2.72	6-15-2023	2,750,000	2,678,485
					25,228,457
Total Short-term investments (Cost $52,066,559)					52,061,618
Total investments in securities (Cost $52,066,559)	94.42%				52,061,618
Other assets and liabilities, net	5.58				3,076,414
Total net assets	100.00%				$55,138,032

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
*	A portion of the holding represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$19,278,685	$142,786,284	$(135,231,808)	$0	$0	$26,833,161	26,833,161	$39,407
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Alternative Risk Premia Fund  |  11

Consolidated portfolio of investments—June 30, 2022

Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
2,419,926,000 IDR	166,581 USD	Goldman Sachs International	7-20-2022	$ 0	$ (4,170)
1,902,394,000 CLP	2,300,717 USD	Goldman Sachs International	7-20-2022	0	(234,283)
48,857,000 MXN	2,473,435 USD	Goldman Sachs International	7-20-2022	0	(50,465)
2,813,000 GBP	3,530,619 USD	Goldman Sachs International	7-20-2022	0	(105,570)
3,002,000 EUR	3,229,104 USD	Goldman Sachs International	7-20-2022	0	(80,106)
482,128,000 HUF	1,304,805 USD	Goldman Sachs International	7-20-2022	0	(33,518)
8,644,000 PLN	2,011,295 USD	Goldman Sachs International	7-20-2022	0	(86,502)
401,916,000 JPY	3,007,316 USD	Goldman Sachs International	7-20-2022	0	(42,509)
10,566,000 BRL	2,145,350 USD	Goldman Sachs International	7-20-2022	0	(135,682)
6,651,000 ZAR	432,368 USD	Goldman Sachs International	7-20-2022	0	(24,173)
49,970,000 CZK	2,165,498 USD	Goldman Sachs International	7-20-2022	0	(52,749)
1,182,906 USD	1,485,387,000 KRW	Goldman Sachs International	7-20-2022	38,693	0
1,099,322 USD	10,744,000 SEK	Goldman Sachs International	7-20-2022	48,538	0
10,717,259 USD	101,275,000 NOK	Goldman Sachs International	7-20-2022	432,651	0
818,302 USD	1,026,000 CAD	Goldman Sachs International	7-20-2022	21,212	0
1,628,357 USD	2,521,000 NZD	Goldman Sachs International	7-20-2022	54,017	0
8,131,744 USD	11,275,000 AUD	Goldman Sachs International	7-20-2022	348,493	0
10,720 USD	836,000 INR	Goldman Sachs International	7-20-2022	146	0
10,879,974 USD	10,578,000 CHF	Goldman Sachs International	7-20-2022	0	(210,487)
				$943,750	$(1,060,214)
The accompanying notes are an integral part of these consolidated financial statements.

12  |  Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2022

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
CAC 40 Index	8	7-15-2022	$ 517,661	$ 495,806	$ 0	$ (21,855)
London Metal Exchange Copper Futures**	3	7-18-2022	716,339	619,800	0	(96,539)
London Metal Exchange Nickel Futures**	1	7-18-2022	181,517	135,906	0	(45,611)
London Metal Exchange Zinc Futures**	4	7-18-2022	391,024	318,175	0	(72,849)
Brent Crude Futures**	6	7-29-2022	687,735	654,180	0	(33,555)
Gasoline RBOB Futures**	6	7-29-2022	918,795	891,148	0	(27,647)
NY Harbor Ultra-Low Sulfur Diesel Futures**	9	7-29-2022	1,600,965	1,447,929	0	(153,036)
Low Sugar Gas Oil Futures**	7	8-11-2022	869,668	786,800	0	(82,868)
Lean Hogs Futures**	3	8-12-2022	129,743	122,520	0	(7,223)
Soybean Meal Futures**	11	8-12-2022	454,192	479,050	24,858	0
Gold 100 Ounces Futures**	3	8-29-2022	550,250	542,190	0	(8,060)
Live Cattle Futures**	27	8-31-2022	1,430,443	1,431,810	1,367	0
Euro-Bund Futures	11	9-8-2022	1,740,335	1,715,054	0	(25,281)
10-Year Australian Treasury Bonds	166	9-15-2022	13,711,414	13,623,166	0	(88,248)
S&P/TSX 60 Index	3	9-15-2022	576,147	532,551	0	(43,596)
SPI 200 Index	5	9-15-2022	583,613	557,463	0	(26,150)
FTSE 100 Index	7	9-16-2022	609,614	606,788	0	(2,826)
Coffee C Futures**	4	9-20-2022	342,841	345,150	2,309	0
Silver Futures**	5	9-28-2022	542,142	508,800	0	(33,342)
Cotton #2 Futures**	16	12-7-2022	948,657	790,720	0	(157,937)
Short
London Metal Exchange Aluminium Futures**	(9)	7-18-2022	(640,454)	(547,313)	93,141	0
London Metal Exchange Copper Futures**	(3)	7-18-2022	(712,486)	(619,800)	92,686	0
London Metal Exchange Lead Futures**	(14)	7-18-2022	(779,789)	(669,725)	110,064	0
London Metal Exchange Zinc Futures**	(2)	7-18-2022	(193,778)	(159,088)	34,690	0
WTI Crude Futures**	(2)	7-20-2022	(234,453)	(211,520)	22,933	0
Soybean Futures**	(1)	8-12-2022	(78,409)	(78,025)	384	0
Soybean Oil Futures**	(19)	8-12-2022	(785,219)	(763,914)	21,305	0
Natural Gas Futures**	(2)	8-29-2022	(172,373)	(107,840)	64,533	0
TOPIX Index	(4)	9-8-2022	(567,929)	(551,445)	16,484	0
10-Year Japanese Treasury Bonds	(27)	9-12-2022	(29,706,168)	(29,573,040)	133,128	0
Corn Futures**	(33)	9-14-2022	(1,203,961)	(1,037,438)	166,523	0
KC Hard Red Winter Wheat Futures**	(5)	9-14-2022	(292,106)	(237,938)	54,168	0
Wheat Futures**	(32)	9-14-2022	(1,735,081)	(1,414,400)	320,681	0
Cocoa Futures**	(30)	9-15-2022	(727,983)	(702,000)	25,983	0
DAX Futures Index	(1)	9-16-2022	(365,142)	(334,584)	30,558	0
E-Mini Nasdaq 100 Index	(2)	9-16-2022	(474,733)	(461,180)	13,553	0
E-Mini Russell 2000 Index	(4)	9-16-2022	(360,181)	(341,600)	18,581	0
E-Mini S&P 500 Index	(3)	9-16-2022	(585,089)	(568,425)	16,664	0
MSCI Emerging Markets Index	(9)	9-16-2022	(447,321)	(451,215)	0	(3,894)
Euro STOXX 50 Futures	(12)	9-16-2022	(438,763)	(432,720)	6,043	0
10-Year Canadian Treasury Bonds	(121)	9-20-2022	(12,016,961)	(11,655,368)	361,593	0
10-Year U.S. Treasury Notes	(143)	9-21-2022	(17,114,241)	(16,949,969)	164,272	0
Long Gilt Bonds	(40)	9-28-2022	(5,759,580)	(5,549,915)	209,665	0
Sugar #11 World Futures**	(68)	9-30-2022	(1,435,654)	(1,408,960)	26,694	0
					$2,032,860	$(930,517)

**	Represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Alternative Risk Premia Fund  |  13

Consolidated portfolio of investments—June 30, 2022

OTC swap contracts
Reference asset/index	Counterparty	Payment frequency	Maturity date	Notional amount	Value	Unrealized gains	Unrealized losses
Synthetic total return swap†	Goldman Sachs International	Monthly	2-1-2024	$4,775,050	$5,014,097	$239,047	$0

†	The Fund receives or pays the difference between the total return on a portfolio of long and short positions underlying the total return swap and the return on a specified benchmark (either the Federal Funds Effective Rate or the One Month LIBOR), plus or minus a spread in a typical range of 20-75 basis points (bps; 100 bps equal 1.00%). The spread is determined based upon the country and/or currency of the individual underlying positions. Certain short positions may be subject to higher market rates.
The following table represents components of the synthetic total return swap basket as of the end of the period which are in excess of 1% of the notional value of the synthetic total return swap basket.
Reference asset	Shares	Value	% of swap basket value
Long positions
Common stocks
Communication services
Diversified telecommunication services
Hong Kong Telecommunications Trust & Hong Kong Trust Limited	47,000	$ 63,131	1.26%
Spark New Zealand Limited	23,333	69,949	1.40
Vision Incorporated	5,600	53,284	1.06
Entertainment
Avex Incorporated	5,600	55,637	1.11
Toho Company Limited Tokyo	1,700	61,457	1.23
Universal Music Group NV	4,185	83,915	1.67
Interactive media & services
Auto Trader Group plc	22,572	152,497	3.04
Kakaku.com Incorporated	5,300	87,422	1.74
Media
Sirius XM Holdings Incorporated	8,727	53,497	1.07
Wireless telecommunication services
Tele2 AB Class B	10,352	117,892	2.35
		798,681
Consumer discretionary
Automobiles
Isuzu Motors Limited	7,200	79,652	1.59
Mazda Motor Corporation	13,300	108,807	2.17
Hotels, restaurants & leisure
Domino's Pizza Enterprises Limited	1,743	81,811	1.63
La Francaise des Jeux SA	1,486	51,421	1.03
Yum! Brands Incorporated	1,070	121,456	2.42
Household durables
Iida Group Holdings Company Limited	4,100	63,126	1.26
Leisure products
Hasbro Incorporated	614	50,274	1.00
Specialty retail
AutoZone Incorporated	24	51,579	1.03
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2022

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Textiles, apparel & luxury goods
Gildan Activewear Incorporated	4,200	$ 120,890	2.41%
Pandora AS	1,241	78,070	1.56
		807,086
Consumer staples
Food & staples retailing
Ingles Markets Incorporated Class A	647	56,127	1.12
SpartanNash Company	2,731	82,394	1.64
The Kroger Company	1,582	74,876	1.50
Food products
Kellogg Company	914	65,205	1.30
The Hershey Company	373	80,255	1.60
Tyson Foods Incorporated Class A	821	70,655	1.41
Household products
Church & Dwight Company Incorporated	970	89,880	1.79
Personal products
Pola Orbis Holdings Incorporated	7,300	89,905	1.79
		609,297
Energy
Oil, gas & consumable fuels
Idemitsu Kosan Company Limited	3,300	79,533	1.58
Origin Energy Limited	15,695	62,076	1.24
		141,609
Financials
Banks
Banco Bilbao Vizcaya Argentaria SA	13,643	61,914	1.23
Capital markets
Cboe Global Markets Incorporated	448	50,709	1.01
FactSet Research Systems Incorporated	241	92,681	1.85
SEI Investments Company	2,647	142,991	2.85
TMX Group Limited	700	71,240	1.42
Diversified financial services
A-Mark Precious Metals Incorporated	1,912	61,662	1.23
Exor NV	1,438	89,634	1.79
Wendel SA	893	74,632	1.49
Insurance
American Financial Group Incorporated	597	82,870	1.65
Assurant Incorporated	703	121,514	2.43
Erie Indemnity Company Class A	650	124,924	2.49
Fairfax Financial Holdings Limited	100	52,991	1.06
Medibank Private Limited	36,691	82,309	1.64
		1,110,071
Health care
Biotechnology
Biogen Incorporated	409	83,411	1.66
Radius Health Incorporated	5,651	58,601	1.17
Regeneron Pharmaceuticals Incorporated	105	62,069	1.24
Health care equipment & supplies
BioMerieux Incorporated	634	61,922	1.23
Getinge AB Class B	2,582	59,668	1.19
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Alternative Risk Premia Fund  |  15

Consolidated portfolio of investments—June 30, 2022

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Health care technology
NextGen Healthcare Incorporated	2,934	$ 51,169	1.02%
Pharmaceuticals
Bristol-Myers Squibb Company	874	67,298	1.34
Ipsen SA	769	72,569	1.45
Orion Oyj Class B	3,904	174,285	3.48
		690,992
Industrials
Aerospace & defense
Northrop Grumman Corporation	129	61,736	1.23
Air freight & logistics
C.H. Robinson Worldwide Incorporated	732	74,203	1.48
Electrical equipment
ABB Limited	2,781	74,168	1.48
Fuji Electric Holdings Company Limited	1,800	74,558	1.49
Prysmian SpA	2,498	68,612	1.37
Industrial conglomerates
DCC plc	866	53,742	1.07
Machinery
Hino Motors Limited	20,100	103,255	2.06
Professional services
Persol Holdings Company Limited	6,600	119,956	2.40
Robert Half International Incorporated	1,106	82,828	1.65
TrueBlue Incorporated	2,833	50,711	1.01
Road & rail
J.B. Hunt Transport Services Incorporated	442	69,602	1.39
Knight-Swift Transportation Holdings Incorporated	1,718	79,526	1.58
Nippon Express Holdings Incorporated	2,000	108,638	2.17
Old Dominion Freight Line Incorporated	251	64,326	1.28
Trading companies & distributors
W.W. Grainger Incorporated	188	85,433	1.70
		1,171,294
Information technology
Communications equipment
Juniper Networks Incorporated	2,336	66,576	1.33
Electronic equipment, instruments & components
Arrow Electronics Incorporated	989	110,857	2.21
Esprinet SpA	8,088	57,932	1.16
Japan Display Incorporated	150,800	76,689	1.53
Venture Corporation Limited	7,600	90,972	1.81
IT services
Cognizant Technology Solutions Corporation Class A	2,004	135,250	2.70
CSG Systems International Incorporated	955	56,994	1.14
Gartner Incorporated	328	79,320	1.58
Jack Henry & Associates Incorporated	877	157,878	3.15
VeriSign Incorporated	454	75,968	1.51
Software
Cadence Design Systems Incorporated	391	58,662	1.17
Concensus Cloud Solution	1,468	64,122	1.28
Dropbox Incorporated Class A	2,915	61,186	1.22
Fair Isaac Corporation	306	122,675	2.44
Guidewire Software Incorporated	848	60,200	1.20
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2022

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Software (continued)
Nemetschek SE	927	$ 56,111	1.12%
Open Text Corporation (Toronto Exchange)	3,800	143,740	2.87
The Sage Group plc	22,785	176,069	3.51
Verint Systems Incorporated	1,330	56,326	1.12
Technology hardware, storage & peripherals
Avid Technology Incorporated	2,012	52,211	1.04
		1,759,738
Materials
Chemicals
CF Industries Holdings Incorporated	629	53,924	1.08
Nufarm Limited	15,291	53,723	1.07
Containers & packaging
Orora Limited	31,262	78,762	1.57
Metals & mining
Suncoke Energy Incorporated	7,394	50,353	1.00
		236,762
Real estate
Equity REITs
Artis REIT	5,500	50,249	1.00
Primaris REIT	5,500	52,257	1.05
Real estate management & development
Daito Trust Construction Company Limited	1,300	112,198	2.24
Sino Land Company	44,000	64,933	1.29
		279,637
Utilities
Electric utilities
CK Infrastructure Holdings Limited	8,500	52,104	1.04
Red Eléctrica Corporacion SA	3,309	62,505	1.25
Multi-utilities
SembCorp Industries Limited	25,700	52,721	1.05
		167,330

	Dividend yield
Preferred stocks
Consumer discretionary
Automobiles
Bayerische Motoren Werke AG	8.51%	1,339	94,857	1.89
Short positions
Common stocks
Communication services
Diversified telecommunication services
Cellnex Telecom SA		(2,731)	(105,978)	(2.11)
Verizon Communications Incorporated		(1,257)	(63,793)	(1.27)
Entertainment
Embracer Group AB		(8,811)	(67,174)	(1.34)
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Alternative Risk Premia Fund  |  17

Consolidated portfolio of investments—June 30, 2022

Reference asset	Shares	Value	% of swapbasket value
Short positions (continued)
Interactive media & services
Adevinta ASA	(11,010)	$ (79,532)	(1.59)%
Media
Comcast Corporation Class A	(1,418)	(55,642)	(1.11)
Wireless telecommunication services
Softbank Group Corporation	(1,500)	(57,875)	(1.15)
		(429,994)
Consumer discretionary
Automobiles
Lucid Group Incorporated	(3,948)	(67,748)	(1.35)
Rivian Automotive Incorporated Class A	(2,572)	(66,203)	(1.32)
Household durables
Sony Corporation	(1,700)	(139,015)	(2.77)
Internet & direct marketing retail
Rakuten Incorporated	(12,800)	(57,736)	(1.15)
Specialty retail
Fast Retailing Company Limited	(100)	(52,388)	(1.05)
Floor & Decor Holdings Inc Class A	(924)	(58,175)	(1.16)
Textiles, apparel & luxury goods
LVMH Moet Hennessy Louis Vuitton SE	(139)	(84,733)	(1.69)
		(525,998)
Consumer staples
Beverages
Asahi Group Holdings Limited	(1,600)	(52,417)	(1.05)
Food & staples retailing
Aeon Company Limited	(7,500)	(130,122)	(2.59)
Ocado Group plc	(6,850)	(65,140)	(1.30)
Seven & I Holdings Company Limited	(2,000)	(77,639)	(1.55)
Woolworths Group Limited	(2,221)	(54,576)	(1.09)
Food products
Nestle SA	(674)	(78,679)	(1.57)
Tobacco
Japan Tobacco Incorporated	(3,000)	(51,872)	(1.03)
		(510,445)
Energy
Oil, gas & consumable fuels
Enbridge Incorporated	(1,200)	(50,677)	(1.01)
Santos Limited	(10,017)	(51,304)	(1.03)
TC Energy Corporation	(1,900)	(98,424)	(1.96)
		(200,405)
Financials
Banks
JPMorgan Chase & Company	(703)	(79,165)	(1.58)
Capital markets
Matsui Securities Company Limited	(9,800)	(58,144)	(1.16)
The Charles Schwab Corporation	(889)	(56,167)	(1.12)
Diversified financial services
Groupe Bruxelles Lambert SA	(672)	(56,112)	(1.12)
Insurance
AIA Group Limited	(13,800)	(149,576)	(2.98)
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2022

Reference asset	Shares	Value	% of swapbasket value
Short positions (continued)
Insurance (continued)
Allianz SE	(396)	$ (75,578)	(1.51)%
Great-West Lifeco Incorporated	(3,000)	(73,252)	(1.46)
Phoenix Group Holdings plc	(15,892)	(114,215)	(2.28)
		(662,209)
Health care
Biotechnology
Exact Sciences Corporations	(1,513)	(59,597)	(1.19)
Sage Therapeutics Incorporated	(1,643)	(53,069)	(1.06)
Pharmaceuticals
Arvinas Incorporated	(1,226)	(51,602)	(1.03)
Astrazeneca plc	(544)	(71,519)	(1.42)
		(235,787)
Industrials
Aerospace & defense
Airbus SE	(544)	(52,704)	(1.05)
CAE Incorporated	(2,100)	(51,750)	(1.03)
Safran SA	(515)	(50,845)	(1.01)
Transdigm Group Incorporated	(109)	(58,497)	(1.17)
Building products
Daikin Industries Limited	(600)	(96,182)	(1.92)
Construction & engineering
Vinci SA	(1,009)	(89,835)	(1.79)
Willscot Mobile Mini Holdings Corporation	(1,630)	(52,845)	(1.05)
Electrical equipment
Plug Power Incorporated	(3,313)	(54,896)	(1.09)
Machinery
Alstom SA	(3,641)	(82,379)	(1.65)
FANUC Corporation	(500)	(78,272)	(1.56)
Toyota Industries Corporation	(2,100)	(130,012)	(2.59)
Professional services
Clarivate plc	(6,817)	(94,484)	(1.89)
Costar Group Incorporated	(1,016)	(61,377)	(1.22)
Road & rail
Uber Technologies Incorporated	(3,448)	(70,546)	(1.41)
		(1,024,624)
Information technology
Electronic equipment, instruments & components
Teledyne Technologies Incorporated	(176)	(66,019)	(1.32)
IT services
WEX Incorporated	(364)	(56,624)	(1.13)
Worldline SA	(1,700)	(63,030)	(1.26)
Semiconductors & semiconductor equipment
Analog Devices Incorporated	(666)	(97,296)	(1.94)
Infineon Technologies AG	(2,394)	(57,928)	(1.15)
Software
Aveva Group plc	(3,241)	(88,808)	(1.77)
Lightspeed Commerce Incorporated	(2,700)	(60,200)	(1.20)
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Alternative Risk Premia Fund  |  19

Consolidated portfolio of investments—June 30, 2022

Reference asset	Shares	Value	% of swapbasket value
Short positions (continued)
Software (continued)
salesforce.com Incorporated	(505)	$ (83,345)	(1.66)%
Xero Limited	(1,035)	(54,981)	(1.10)
		(628,231)
Materials
Chemicals
International Flavors & Fragrances Incorporated	(1,146)	(136,512)	(2.72)
Metals & mining
Ivanhoe Mines Limited Class A	(15,400)	(88,653)	(1.77)
Lithium Americas Corporation	(2,900)	(58,419)	(1.17)
		(283,584)
Real estate
Equity REITs
Advance Residence Investment Corporation	(20)	(53,213)	(1.06)
American Tower Corporation	(300)	(76,677)	(1.53)
Nippon Building Fund Incorporated	(25)	(124,558)	(2.48)
Realty Income Corporation	(1,907)	(130,172)	(2.60)
Real estate management & development
Capitaland Investment Limited	(26,400)	(72,589)	(1.45)
		(457,209)
Utilities
Electric utilities
Enel SpA	(11,063)	(60,518)	(1.21)
Nextera Energy Incorporated	(877)	(67,932)	(1.35)
		(128,450)

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these consolidated financial statements.

20  |  Allspring Alternative Risk Premia Fund

Consolidated statement of assets and liabilities—June 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $25,233,398)	$ 25,228,457
Investments in affiliated securities, at value (cost $26,833,161)	26,833,161
Cash	153,887
Cash due from broker	115,752
Cash at broker segregated for futures contracts	7,885,297
Unrealized gains on forward foreign currency contracts	943,750
Receivable for daily variation margin on open futures contracts	328,858
Unrealized gains on swap contracts	239,047
Receivable for interest	18,203
Receivable from manager	1,244
Receivable for Fund shares sold	690
Prepaid expenses and other assets	36,315
Total assets	61,784,661
Liabilities
Payable for investments purchased	4,939,101
Unrealized losses on forward foreign currency contracts	1,060,214
Payable for daily variation margin on open futures contracts	472,619
Cash due to broker	153,887
Payable for Fund shares redeemed	15,200
Trustees’ fees and expenses payable	4,152
Administration fees payable	1,456
Total liabilities	6,646,629
Total net assets	$55,138,032
Net assets consist of
Paid-in capital	$ 52,048,465
Total distributable earnings	3,089,567
Total net assets	$55,138,032
Computation of net asset value per share
Net assets – Class R6	$ 54,204,777
Shares outstanding – Class R6[1]	5,939,322
Net asset value per share – Class R6	$9.13
Net assets – Institutional Class	$ 933,255
Shares outstanding – Institutional Class[1]	102,500
Net asset value per share – Institutional Class	$9.10
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Alternative Risk Premia Fund  |  21

Consolidated statement of operations—year ended June 30, 2022

Investment income
Income from affiliated securities	$ 39,407
Expenses
Management fee	403,999
Administration fees
Class R6	20,130
Institutional Class	304
Custody and accounting fees	75,976
Professional fees	80,954
Registration fees	43,693
Shareholder report expenses	39,357
Trustees’ fees and expenses	21,102
Other fees and expenses	89,449
Total expenses	774,964
Less: Fee waivers and/or expense reimbursements
Fund-level	(357,030)
Institutional Class	(234)
Net expenses	417,700
Net investment loss	(378,293)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	27,849
Forward foreign currency contracts	(179,998)
Futures contracts	2,222,867
Swap contracts	1,864,573
Net realized gains on investments	3,935,291
Net change in unrealized gains (losses) on
Unaffiliated securities	(4,848)
Forward foreign currency contracts	(377,046)
Futures contracts	1,240,785
Swap contracts	75,118
Net change in unrealized gains (losses) on investments	934,009
Net realized and unrealized gains (losses) on investments	4,869,300
Net increase in net assets resulting from operations	$4,491,007
The accompanying notes are an integral part of these consolidated financial statements.

22  |  Allspring Alternative Risk Premia Fund

Consolidated statement of changes in net assets

	Year ended June 30, 2022		Year ended June 30, 2021
Operations
Net investment loss		$ (378,293)		$ (402,351)
Net realized gains on investments		3,935,291		2,101,490
Net change in unrealized gains (losses) on investments		934,009		929,303
Net increase in net assets resulting from operations		4,491,007		2,628,442
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	104,165	886,741	6,163,717	50,264,988
Institutional Class	100,000	853,000	0	0
		1,739,741		50,264,988
Payment for shares redeemed
Class R6	(2,679,117)	(23,152,340)	(5,848,516)	(46,618,904)
Net increase (decrease) in net assets resulting from capital share transactions		(21,412,599)		3,646,084
Total increase (decrease) in net assets		(16,921,592)		6,274,526
Net assets
Beginning of period		72,059,624		65,785,098
End of period		$ 55,138,032		$ 72,059,624
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Alternative Risk Premia Fund  |  23

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$8.46	$8.02	$9.75	$10.00
Net investment income (loss)	(0.11)	(0.05) [2]	0.10	0.07
Net realized and unrealized gains (losses) on investments	0.78	0.49	(1.73)	(0.32)
Total from investment operations	0.67	0.44	(1.63)	(0.25)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	0.00
Net realized gains	0.00	0.00	(0.07)	0.00
Total distributions to shareholders	0.00	0.00	(0.10)	0.00
Net asset value, end of period	$9.13	$8.46	$8.02	$9.75
Total return[3]	7.92%	5.49%	(16.78)%	(2.50)%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.09%	1.04%	1.56%
Net expenses	0.62%	0.62%	0.62%	0.62%
Net investment income (loss)	(0.56)%	(0.58)%	1.03%	1.78%
Supplemental data
Portfolio turnover rate	0%	0%	0%	0%
Net assets, end of period (000s omitted)	$54,205	$72,039	$65,765	$38,957

[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.

24  |  Allspring Alternative Risk Premia Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$8.44	$8.02	$9.74	$10.00
Net investment income (loss)	(0.10)	(0.05)	0.09	0.07
Net realized and unrealized gains (losses) on investments	0.76	0.47	(1.72)	(0.33)
Total from investment operations	0.66	0.42	(1.63)	(0.26)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00
Net realized gains	0.00	0.00	(0.07)	0.00
Total distributions to shareholders	0.00	0.00	(0.09)	0.00
Net asset value, end of period	$9.10	$8.44	$8.02	$9.74
Total return[2]	7.82%	5.24%	(16.87)%	(2.60)%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.21%	1.15%	1.68%
Net expenses	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	(0.53)%	(0.68)%	0.95%	1.69%
Supplemental data
Portfolio turnover rate	0%	0%	0%	0%
Net assets, end of period (000s omitted)	$933	$21	$20	$24

[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Alternative Risk Premia Fund  |  25

Notes to consolidated financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Alternative Risk Premia Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreements which became effective on November 1, 2021.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Alt Risk Premia Special Investments (Cayman) Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on October 2, 2018 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of June 30, 2022, the Subsidiary had $9,879,182 of investments in affiliates and cash at broker segregated for futures contacts representing 150.67% of its net assets. As of June 30, 2022, the Fund held $6,556,927 in the Subsidiary, representing 11.89% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Global Investments, LLC ("Allspring Global Investments").
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the

26  |  Allspring Alternative Risk Premia Fund

Notes to consolidated financial statements
determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and the Subsidiary and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund and the Subsidiary may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodity prices and foreign exchange rates and is subject to interest rate risk, equity price risk, commodity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the Subsidiary and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund and the Subsidiary since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contracts, the Fund and the Subsidiary are required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the undefined of Assets and Liabilities. Should the Fund and the Subsidiary fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s and the Subsidiary's payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter ("OTC") market (“OTC swaps”)or centrally cleared with a central clearinghouse.
The Fund entered into OTC swaps. For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on swap contracts in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the

Allspring Alternative Risk Premia Fund  |  27

Notes to consolidated financial statements
Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the cost basis of the contract is the premium received or paid.
Total return basket swaps
The Fund may enter into total return basket swap contracts to obtain exposure to a custom basket of long and short securities without owning such securities. The Fund has the ability to trade in and out of the long and short positions within the swap and receives the economic benefits and risks equivalent to direct investments in these positions. Under the terms of the contract, the Fund and the counterparty exchange periodic payments based on the total return of reference assets within a basket for a specified interest rate. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. To the extent the total return of the reference assets exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses on swap contracts in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
The Fund is exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the reference securities in the basket. In addition to counterparty credit risk, the Fund is subject to liquidity risk if there is no market for the contracts and is exposed to the market risk associated with the reference securities in the basket.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28  |  Allspring Alternative Risk Premia Fund

Notes to consolidated financial statements
As of June 30, 2022, the aggregate cost of all investments for federal income tax purposes was $52,931,041 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 4,570,475
Gross unrealized losses	(4,214,972)
Net unrealized gains	$ 355,503
Class allocations
The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inpouts (level 3)	Total
Assets
Investments in:
Short-term investments
Investment companies	$ 26,833,161	$ 0	$0	$ 26,833,161
U.S. Treasury Securities	25,228,457	0	0	25,228,457
	52,061,618	0	0	52,061,618
Forward foreign currency contracts	0	943,750	0	943,750
Futures contracts	2,032,860	0	0	2,032,860
Swap contracts	0	239,047	0	239,047
Total assets	$54,094,478	$1,182,797	$0	$55,277,275
Liabilitites
Forward foreign currency contracts	$ 0	$ 1,060,214	$0	$ 1,060,214
Futures contracts	930,517	0	0	930,517
Total liabilities	$ 930,517	$1,060,214	$0	$ 1,990,731
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
For the year ended June 30, 2022, the Fund did not have any transfers into/out of Level 3.

Allspring Alternative Risk Premia Fund  |  29

Notes to consolidated financial statements
5. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.575
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended June 30, 2022, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of certain subavisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments") and Allspring Global Investments (UK) Limited ("Allspring UK"), each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Fund. Allspring Investments receives a subadvisory fee at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase. Allspring UK receives a subadvisory fee for its asset allocation services at an annual rate of 0.10% of the Fund's average daily net assets and a fee for portfolio management services on the assets it co-manages with Allspring Investments at an annual rate starting at 0.15% and declining to 0.075%.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class R6	0.03%
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has

30  |  Allspring Alternative Risk Premia Fund

Notes to consolidated financial statements
contractually committed through October 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class R6	0.62%
Institutional Class	0.72
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
6. INVESTMENT PORTFOLIO TRANSACTIONS
For the year ended June 30, 2022, the Fund did not have any purchases and sales of securities, excluding any short-term securities.
7. DERIVATIVE TRANSACTIONS
During the year ended June 30, 2022, in order to provide investors with exposure to sources of excess return (known as alternative risk premia), the Fund and the Subsidiary entered into both long and short positions in equities, fixed income, currencies and commodities directly or with derivatives. The derivative holdings included futures contracts, forward foreign currency contracts and swap contracts.
The volume of the Fund's derivative activity during the year ended June 30, 2022 was as follows:
Futures contracts
Average notional balance on long futures	$87,258,453
Average notional balance on short futures	86,060,248
Forward foreign currency contracts
Average contract amounts to buy	$64,465,979
Average contract amounts to sell	72,441,998
Swap contracts
Average notional balance	$ 5,588,222
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

Allspring Alternative Risk Premia Fund  |  31

Notes to consolidated financial statements
The fair value of derivative instruments as of June 30, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Consolidated Statement of Assets and Liabilities location	Fair value	Consolidated Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 868,658*	Unrealized losses on futures contracts	$ 113,529*
Commodity risk	Unrealized gains on futures contracts	1,062,319*	Unrealized losses on futures contracts	718,667*
Equity risk	Unrealized gains on futures contracts	101,883*	Unrealized losses on futures contracts	98,321*
	Unrealized gains on swaps contracts	239,047	Unrealized losses on swaps contracts	0
Foreign currency risk	Unrealized gains on forward foreign currency contracts	943,750	Unrealized losses on forward foreign currency contracts	1,060,214
		$3,215,657		$1,990,731
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated Portfolio of Investments. For futures contracts, only the current day's variation margin as of June 30, 2022 is reported separately on the Consolidated Statement of Assets and Liabilities.
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2022 was as follows:
	Net realized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$(1,189,880)	$ 0	$(1,189,880)
Commodity risk	0	3,842,739	0	3,842,739
Equity risk	0	(429,992)	1,864,573	1,434,581
Foreign currency risk	(179,998)	0	0	(179,998)
	$(179,998)	$ 2,222,867	$1,864,573	$ 3,907,442

	Net change in unrealized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$ 1,056,742	$ 0	$1,056,742
Commodity risk	0	169,881	0	169,881
Equity risk	0	14,162	75,118	89,280
Foreign currency risk	(377,046)	0	0	(377,046)
	$(377,046)	$1,240,785	$75,118	$ 938,857
For certain types of derivative transactions, the Fund and the Subsidiary have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund and the Subsidiary to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund and the Subsidiary under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the

32  |  Allspring Alternative Risk Premia Fund

Notes to consolidated financial statements
counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs International	$1,182,797	$(1,060,214)	$0	$122,583

Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs International	$1,060,214	$(1,060,214)	$0	$0
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
For the year ended June 30, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
For the years ended June 30, 2022 and June 30, 2021, the Fund did not have any distributions paid to shareholders.
As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,290,581	$1,443,432	$355,554
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Alternative Risk Premia Fund  |  33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Alternative Risk Premia Fund (formerly, Wells Fargo Alternative Risk Premia Fund) and subsidiary (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the consolidated portfolio of investments, as of June 30, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the three-year period then ended and the period from January 29, 2019 (commencement of operations) to June 30, 2019. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from January 29, 2019 to June 30, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2022

34  |  Allspring Alternative Risk Premia Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Alternative Risk Premia Fund  |  35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Allspring Alternative Risk Premia Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Alternative Risk Premia Fund  |  37

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38  |  Allspring Alternative Risk Premia Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Alternative Risk Premia Fund  |  39

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0722-00651 08-22
A295/AR295 06-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	June 30, 2022	June 30, 2021
Audit fees	$696,040	$662,670
Audit-related fees	—	—
Tax fees (1)	32,455	31,320
All other fees	—	—

	$728,495	$693,990

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)

The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: August 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: August 25, 2022

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: August 25, 2022